Use these links to rapidly review the document
Prospectus Supplement TABLE OF CONTENTS
TABLE OF CONTENTS 2
TABLE OF CONTENTS 3
TABLE OF CONTENTS 4

Filed pursuant to Rule 497
Registration No. 333-188175

PROSPECTUS SUPPLEMENT
(To Prospectus dated June 17, 2013)

11,000,000 Shares

Common Stock

         We are offering for sale 11,000,000 shares of our common stock.

         Ares Capital Corporation is a specialty finance company that is a closed-end, non-diversified management investment company incorporated in Maryland. We have elected to be regulated as a business development company under the Investment Company Act of 1940. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in first and second lien senior secured loans (including "unitranche" loans, which are loans that combine both senior and mezzanine debt, generally in a first lien position) and mezzanine debt, which in some cases includes an equity component. To a lesser extent, we also make preferred and/or common equity investments. We are externally managed by our investment adviser, Ares Capital Management LLC, a wholly owned subsidiary of Ares Management LLC, a global alternative asset manager and a Securities and Exchange Commission ("SEC") registered investment adviser with approximately $66 billion of committed capital under management as of June 30, 2013 and pro forma for the acquisition of AREA Property Partners on July 1, 2013. Ares Operations LLC, a wholly owned subsidiary of Ares Management LLC, provides certain administrative and other services necessary for us to operate.

         Our common stock is traded on The NASDAQ Global Select Market under the symbol "ARCC." On September 25, 2013 the official close price of our common stock on The NASDAQ Global Select Market was $17.55 per share. The net asset value per share of our common stock at June 30, 2013 (the last date prior to the date of this prospectus supplement on which we determined net asset value) was $16.21.

         Investing in our common stock involves risks that are described in the "Risk Factors" section beginning on page 21 of the accompanying prospectus, including the risk of leverage.

         This prospectus supplement and the accompanying prospectus concisely provide important information about us that you should know before investing in our common stock. Please read this prospectus supplement and the accompanying prospectus before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information with the SEC. This information is available free of charge by calling us collect at (310) 201-4200 or on our website at www.arescapitalcorp.com. The SEC also maintains a website at www.sec.gov that contains such information. The information on the websites referred to herein is not incorporated by reference into this prospectus supplement and the accompanying prospectus.

         The underwriters have agreed to purchase the common stock from us at a price of $16.98 per share, which will result in $186,780,000 of proceeds to us before expenses. The underwriters may offer the shares of common stock from time to time for sale in one or more transactions on The NASDAQ Global Select Market, in the over-the-counter market, through negotiated transactions or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices.

         The underwriters may also purchase up to an additional 1,650,000 shares from us at the price per share set forth above within 30 days of the date of this prospectus supplement.

         Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

         The shares will be ready for delivery on or about October 1, 2013.

Joint Book-Running Managers

Morgan Stanley	BofA Merrill Lynch	Wells Fargo Securities

         The date of this prospectus supplement is September 26, 2013.

        You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus supplement and the accompanying prospectus is accurate only as of the date on the front cover of this prospectus supplement or the accompanying prospectus, as applicable. Our business, financial condition, results of operations and prospects may have changed since that date. This prospectus supplement may add, update or change information contained in the accompanying prospectus. If information in this prospectus supplement is inconsistent with the accompanying prospectus, this prospectus supplement will apply and will supersede that information in the accompanying prospectus.

Prospectus Supplement

i

ii

FORWARD-LOOKING STATEMENTS

        Some of the statements in this prospectus supplement and the accompanying prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus supplement and the accompanying prospectus involve a number of risks and uncertainties, including statements concerning:

  •
  our, or our portfolio companies', future business, operations, operating results or prospects;

  •
  the return or impact of current and future investments;

  •
  the impact of a protracted decline in the liquidity of credit markets on our business;

  •
  the impact of fluctuations in interest rates on our business;

  •
  the impact of changes in laws or regulations (including interpretation thereof) governing our operations or the operations of our portfolio companies;

  •
  the valuation of our investments in portfolio companies, particularly those having no liquid trading market;

  •
  our ability to recover unrealized losses;

  •
  our ability to successfully invest any capital raised in this offering;

  •
  market conditions and our ability to access alternative debt markets and additional debt and equity capital;

  •
  our contractual arrangements and relationships with third parties;

  •
  Middle East turmoil and the potential for rising energy prices and its impact on the industries in which we invest;

  •
  the general economy and its impact on the industries in which we invest;

  •
  the uncertainty surrounding the strength of the U.S. economic recovery;

  •
  European sovereign debt issues;

  •
  the financial condition of and ability of our current and prospective portfolio companies to achieve their objectives;

  •
  our expected financings and investments;

  •
  our ability to successfully complete and integrate any acquisitions;

  •
  the adequacy of our cash resources and working capital;

  •
  the timing, form and amount of any dividend distributions;

  •
  the timing of cash flows, if any, from the operations of our portfolio companies; and

  •
  the ability of our investment adviser to locate suitable investments for us and to monitor and administer our investments.

        We use words such as "anticipates," "believes," "expects," "intends," "will," "should," "may" and similar expressions to identify forward-looking statements, although not all forward-looking statements include these words. Our actual results and condition could differ materially from those projected in the forward-looking statements for any reason, including the factors set forth in "Risk Factors" in the accompanying prospectus and the other information included in this prospectus supplement and the accompanying prospectus.

        We have based the forward-looking statements included in this prospectus supplement and the accompanying prospectus on information available to us as of their respective dates, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed or in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

        The forward-looking statements in this prospectus supplement and the accompanying prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

 THE COMPANY

        This summary highlights some of the information contained elsewhere in this prospectus supplement and the accompanying prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under "Risk Factors" in the accompanying prospectus and the other information included in this prospectus supplement and the accompanying prospectus. Except where the context suggests otherwise, the terms "we," "us," "our," "the Company" and "Ares Capital" refer to Ares Capital Corporation and its consolidated subsidiaries; "Ares Capital Management" and "our investment adviser" refer to Ares Capital Management LLC; "Ares Operations" refers to Ares Operations LLC; and "Ares" and "Ares Management" refer to Ares Management LLC and its affiliated companies (other than portfolio companies of its affiliated funds).

Ares Capital

        Ares Capital, a Maryland corporation, is a specialty finance company that is a closed-end, non-diversified management investment company. We have elected to be regulated as a business development company, or a "BDC," under the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder or the "Investment Company Act." We were founded on April 16, 2004, were initially funded on June 23, 2004 and completed our initial public offering on October 8, 2004. We are one of the largest BDCs with approximately $7.1 billion of total assets as of June 30, 2013.

        We are externally managed by our investment adviser, Ares Capital Management, a wholly owned subsidiary of Ares Management, a global alternative asset manager and an SEC registered investment adviser with approximately $66 billion of committed capital under management as of June 30, 2013 and pro forma for the acquisition of AREA Property Partners on July 1, 2013. Our administrator, Ares Operations, a wholly owned subsidiary of Ares Management, provides certain administrative and other services necessary for us to operate.

        Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in U.S. middle-market companies, where we believe the supply of primary capital is limited and the investment opportunities are most attractive. However, we may from time to time invest in larger or smaller (in particular, for investments in early-stage and/or venture capital-backed) companies. We generally use the term "middle-market" to refer to companies with annual EBITDA between $10 million and $250 million. As used herein, EBITDA represents net income before net interest expense, income tax expense, depreciation and amortization.

        We invest primarily in first lien senior secured loans (including unitranche loans), second lien senior secured loans and mezzanine debt, which in some cases includes an equity component. First and second lien senior secured loans generally are senior debt instruments that rank ahead of subordinated debt of a given portfolio company. Mezzanine debt is subordinated to senior loans and is generally unsecured. Our investments in corporate borrowers generally range between $30 million and $400 million each, investments in project finance/power generation projects generally range between $10 million and $200 million each and investments in early-stage and/or venture capital-backed companies generally range between $1 million and $25 million each. However, the investment sizes may be more or less than these ranges and may vary based on, among other things, our capital availability, the composition of our portfolio and general micro- and macro-economic factors.

        To a lesser extent, we also make preferred and/or common equity investments, which have generally been non-control equity investments of less than $20 million (usually in conjunction with a concurrent debt investment). However, we may increase the size or change the nature of these investments.

        The proportion of these types of investments will change over time given our views on, among other things, the economic and credit environment in which we are operating. In connection with our investing activities, we may make commitments with respect to indebtedness or securities of a potential portfolio company substantially in excess of our final investment. In such situations, while we may initially agree to fund up to a certain dollar amount of an investment, we may subsequently syndicate a portion of such amount (including, without limitation, to vehicles managed by our portfolio company, Ivy Hill Asset Management, L.P. ("IHAM")), such that we are left with a smaller investment than what was reflected in our original commitment. In addition to originating investments, we may also acquire investments in the secondary market.

        The first and second lien senior secured loans in which we invest generally have stated terms of three to 10 years and the mezzanine debt investments in which we invest generally have stated terms of up to 10 years, but the expected average life of such first and second lien loans and mezzanine debt is generally between three and seven years. However, we may invest in loans and securities with any maturity or duration. The instruments in which we invest typically are not rated by any rating agency, but we believe that if such instruments were rated, they would be below investment grade (rated lower than "Baa3" by Moody's Investors Service, lower than "BBB-" by Fitch Ratings or lower than "BBB-" by Standard & Poor's Ratings Services), which, under the guidelines established by these entities, is an indication of having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. Bonds that are rated below investment grade are sometimes referred to as "high yield bonds" or "junk bonds." We may invest without limit in debt or other securities of any rating, as well as debt or other securities that have not been rated by any nationally recognized statistical rating organization.

        We believe that our investment adviser, Ares Capital Management, is able to leverage the current investment platform, resources and existing relationships of Ares with financial sponsors, financial institutions, hedge funds and other investment firms to provide us with attractive investment opportunities. In addition to deal flow, the Ares investment platform assists our investment adviser in analyzing, structuring and monitoring investments. Ares has been in existence for more than 15 years and its senior partners have an average of over 23 years of experience in leveraged finance, private equity, distressed debt, commercial real estate finance, investment banking and capital markets. The Company has access to Ares' investment professionals and administrative professionals, who provide assistance in accounting, finance, legal, compliance, operations, information technology and investor relations. As of June 30, 2013 and pro forma for the acquisition of AREA Property Partners on July 1, 2013, Ares had 303 investment professionals and 382 administrative professionals.

        Since our initial public offering on October 8, 2004 through June 30, 2013, our realized gains have exceeded our realized losses by approximately $214 million (excluding the one-time gain on the acquisition of Allied Capital Corporation (the "Allied Acquisition") and gains/losses from the extinguishment of debt and other assets). For this same time period, our exited investments have resulted in an aggregate cash flow realized internal rate of return to us of approximately 13% (based on original cash invested, net of syndications, of approximately $7.2 billion and total proceeds from such exited investments of approximately $8.7 billion). Approximately 73% of these exited investments resulted in an aggregate cash flow realized internal rate of return to us of 10% or greater. Internal rate of return is the discount rate that makes the net present value of all cash flows related to a particular investment equal to zero. Internal rate of return is gross of expenses related to investments as these expenses are not allocable to specific investments. Investments are considered to be exited when the original investment objective has been achieved through the receipt of cash and/or non-cash consideration upon the repayment of a debt investment or sale of an investment or through the determination that no further consideration was collectible and, thus, a loss may have been realized. These internal rates of return results are historical results relating to our past performance and are not necessarily indicative of future results, the achievement of which cannot be assured.

        We and General Electric Capital Corporation and GE Global Sponsor Finance LLC (collectively, "GE") also co-invest through an unconsolidated vehicle, the Senior Secured Loan Fund LLC, which operates using the name "Senior Secured Loan Program" (the "SSLP"). The SSLP was initially formed in December 2007 by Allied Capital Corporation ("Allied Capital") and GE to co-invest in first lien senior secured loans of middle-market companies. In October 2009, we acquired from Allied Capital subordinated certificates issued by the SSLP and management rights in respect thereto. As of June 30, 2013, the SSLP had available capital of $9.0 billion of which approximately $6.9 billion in aggregate principal amount was funded. As of June 30, 2013, we had agreed to make available to the SSLP approximately $1.8 billion, of which approximately $1.4 billion was funded. The SSLP is capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of the Company and GE (with approval from a representative of each required). As of June 30, 2013, our investment in the SSLP was approximately $1.4 billion at fair value (including unrealized appreciation of $24.7 million), which represented approximately 21% of our total portfolio at fair value.

        While our primary focus is to generate current income and capital appreciation through investments in first and second lien senior secured loans and mezzanine debt and, to a lesser extent, equity securities of eligible portfolio companies, we also may invest up to 30% of our portfolio in non-qualifying assets, as permitted by the Investment Company Act. See "Regulation" in the accompanying prospectus. Specifically, as part of this 30% basket, we may invest in entities that are not considered "eligible portfolio companies" (as defined in the Investment Company Act), including companies located outside of the United States, entities that are operating pursuant to certain exceptions under the Investment Company Act, and publicly traded entities whose public equity market capitalization exceeds the levels provided for under the Investment Company Act.

        In the first quarter of 2011, the staff of the SEC (the "Staff") informally communicated to certain BDCs the Staff's belief that certain entities, which would be classified as an "investment company" under the Investment Company Act but for the exception from the definition of "investment company" set forth in Rule 3a-7 promulgated under the Investment Company Act, could not be treated as "eligible portfolio companies" (as defined in Section 2(a)(46) under the Investment Company Act) (i.e., in a BDC's 70% basket of "qualifying assets"). Subsequently, in August 2011 the SEC issued a concept release (the "Concept Release") which stated that "[a]s a general matter, the Commission presently does not believe that Rule 3a-7 issuers are the type of small, developing and financially troubled businesses in which the U.S. Congress intended BDCs primarily to invest" and requested comment on whether or not a 3a-7 issuer should be considered an "eligible portfolio company." We provided a comment letter in respect of the Concept Release and continue to believe that the language of Section 2(a)(46) of the Investment Company Act permits a BDC to treat as "eligible portfolio companies" entities that rely on the 3a-7 exception. However, given the current uncertainty in this area (including the language in the Concept Release), we have, solely for purposes of calculating the composition of our portfolio pursuant to Section 55(a) of the Investment Company Act, identified such entities, which include the SSLP, as "non-qualifying assets" should the Staff ultimately take an official view that 3a-7 issuers are not "eligible portfolio companies."

        As of June 30, 2013, our portfolio company, IHAM, which became an SEC registered investment adviser effective March 30, 2012, managed 14 vehicles and served as the sub-manager/sub-servicer for three other vehicles (these vehicles managed or sub-managed/sub-serviced by IHAM are collectively referred to as the "IHAM Vehicles"), which are described in more detail under "Business—Investments—Ivy Hill Asset Management, L.P." in the accompanying prospectus. As of June 30, 2013, IHAM had total committed capital under management of approximately $2.9 billion, which included approximately $0.3 billion invested by Ares Capital in IHAM. In connection with IHAM's registration as a registered investment adviser, on March 30, 2012, we received exemptive relief from the SEC allowing us to, subject to certain conditions, own directly or indirectly up to 100% of IHAM's outstanding equity interests and make additional investments in IHAM once IHAM became a registered investment adviser.

Ares Capital Management

        Ares Capital Management, our investment adviser, is served by an origination, investment and portfolio management team of 72 U.S.-based investment professionals as of June 30, 2013 and led by the senior partners of the Ares Management Private Debt Group: Michael Arougheti, Eric Beckman, Kipp deVeer, Mitchell Goldstein and Michael Smith. Ares Capital Management leverages off of Ares' investment platform and benefits from the significant capital markets, trading and research expertise of Ares' investment professionals. Ares Capital Management's investment committee has eight members, including the senior partners of the Ares Management Private Debt Group, senior partners in the Ares Management Private Equity Group and a senior adviser to the Ares Management Capital Markets Group.

Recent Developments

        In July 2013, we increased total commitments of the Revolving Credit Facility (as defined below) from $930 million to $955 million. In September 2013, we further increased total commitments of the Revolving Credit Facility from $955 million to $1,035 million.

        In July 2013, we issued $300 million aggregate principal amount of unsecured convertible senior notes that mature on January 15, 2019 (the "2019 Convertible Notes"), unless previously converted or repurchased in accordance with their terms. We do not have the right to redeem the 2019 Convertible Notes prior to maturity. The 2019 Convertible Notes bear interest at a rate of 4.375% per year, payable semi-annually commencing on January 15, 2014. In certain circumstances, the 2019 Convertible Notes will be convertible into cash, shares of our common stock or a combination of cash and shares of our common stock, at our election, at an initial conversion rate of 49.6044 shares of common stock per one thousand dollar principal amount of the 2019 Convertible Notes, which was equivalent to an initial conversion price of approximately $20.16 per share of our common stock, subject to customary anti-dilution adjustments. The initial conversion price was approximately 15% above the $17.53 per share closing price of our common stock on July 15, 2013.

        From July 1, 2013 through September 20, 2013, we made new investment commitments of $1,003 million, of which $837 million were funded. Of these new commitments, 71% were in first lien senior secured loans, 15% were investments in subordinated certificates of the SSLP, the proceeds of which were applied to co-investments with GE to fund first lien senior secured loans through the SSLP and 14% were in second lien senior secured loans. Of the $1,003 million of new investment commitments, 98% were floating rate and 2% were fixed rate. The weighted average yield of debt and other income producing securities funded during the period at amortized cost was 9.4%. We may seek to syndicate a portion of these new investment commitments, although there can be no assurance that we will be able to do so.

        From July 1, 2013 through September 20, 2013, we exited $366 million of investment commitments. Of these investment commitments, 57% were first lien senior secured loans, 33% were senior subordinated debt, 7% were investments in subordinated certificates of the SSLP, 1% were second lien senior secured loans, 1% were preferred equity securities and 1% were other equity securities. Of the $366 million of exited investment commitments, 57% were floating rate, 30% were fixed rate, 12% were on non-accrual status and 1% were non-interest bearing. The weighted average yield of debt and other income producing securities exited or repaid during the period at amortized cost was 10.5%. On the $366 million of investment commitments exited from July 1, 2013 through September 20, 2013, we recognized total net realized losses of approximately $1 million.

        In addition, as of September 20, 2013, we had an investment backlog and pipeline of approximately $180 million and $520 million, respectively. Investment backlog includes transactions approved by our investment adviser's investment committee and/or for which a formal mandate, letter of intent or a signed commitment have been issued, and therefore we believe are likely to close. Investment pipeline includes transactions where due diligence and analysis are in process, but no formal mandate, letter of intent or signed commitment have been issued. The consummation of any of the investments in this backlog and pipeline depends upon, among other things, one or more of the following: satisfactory completion of our due diligence investigation of the prospective portfolio company, our acceptance of the terms and structure of such investment and the execution and delivery of satisfactory transaction documentation. In addition, we may syndicate a portion of these investments. We cannot assure you that we will make any of these investments or that we will syndicate any portion of these investments.

Our Corporate Information

        Our administrative offices are located at 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067, telephone number (310) 201-4200, and our executive offices are located at 245 Park Avenue, 44th Floor, New York, New York 10167, telephone number (212) 750-7300.

FEES AND EXPENSES

        The following table is intended to assist you in understanding the costs and expenses that an investor in our common stock will bear, directly or indirectly, based on the assumptions set forth below. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus supplement or the accompanying prospectus contains a reference to fees or expenses paid or to be paid by "you," "us," "the Company" or "Ares Capital," or that "we" will pay fees or expenses, stockholders will directly or indirectly bear such fees or expenses as investors in Ares Capital.

Stockholder transaction expenses (as a percentage of offering price):
Sales load paid by us	3.25	%(1)
Offering expenses	0.32	%(2)
Dividend reinvestment plan expenses	None	(3)

Total stockholder transaction expenses paid	3.57%

Annual expenses (as a percentage of consolidated net assets attributable to common stock)(4):
Management fees	2.38	%(5)
Incentive fees	2.61	%(6)
Interest payments on borrowed funds	3.88	%(7)
Other expenses	1.33	%(8)
Acquired fund fees and expenses	0.05	%(9)

Total annual expenses	10.25	%(10)

(1)
The underwriting discounts and commissions with respect to the shares sold in this offering, which is a one-time fee, is the only sales load paid in connection with this offering. Because the underwriters may offer the shares from time to time, for the purpose of calculating sales load, we have assumed the underwriters will sell the shares to the public at a price of $17.55 per share, the official close price of our common stock on The NASDAQ Global Select Market on September 25, 2013.

(2)
Amount reflects estimated offering expenses of approximately $0.6 million based on the 11,000,000 shares offered in this offering (assuming that the underwriters do not exercise their option to purchase additional shares).

(3)
The expenses of the dividend reinvestment plan are included in "Other expenses."

(4)
The "consolidated net assets attributable to common stock" used to calculate the percentages in this table is our average net assets of $4.1 billion for the six months ended June 30, 2013.

(5)
Our management fee is currently 1.5% of our total assets (other than cash and cash equivalents, which includes assets purchased with borrowed amounts). Our management fee has been estimated by multiplying our average total assets (assuming we maintain no cash or cash equivalents) for the six months ended June 30, 2013 by 1.5%. The 2.38% reflected on the table is higher than 1.5% because such percentage is calculated on our average net assets (rather than our average total assets) for the same period. See "Management—Investment Advisory and Management Agreement" in the accompanying prospectus.

(6)
This item represents our investment adviser's incentive fees estimated by annualizing our incentive fee related to our pre-incentive fee net investment income for the six months ended June 30, 2013 and annualizing our accrual in accordance with U.S. generally accepted accounting principles ("GAAP") of a capital gains incentive fee of $4.2 million for the six months ended June 30, 2013, even though no capital gains incentive fee was actually payable under the investment advisory and management agreement for the six months ended June 30, 2013.

GAAP requires that the capital gains incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Company Act or the investment advisory and management agreement. This GAAP accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the capital gains incentive fee actually payable under the investment advisory and management agreement (the "Capital Gains Fee") plus the aggregate cumulative unrealized capital appreciation. If such amount is positive at the end of a period, then GAAP requires us to record a capital gains incentive fee equal to 20% of such cumulative amount, less the aggregate amount of actual Capital Gains Fees paid or capital gains incentive fees accrued under GAAP in all prior periods. The resulting accrual for any capital gains incentive fee under GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reversal of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual. There can be no assurance that such unrealized capital appreciation will be realized in the future or that the amount accrued for will ultimately be paid.

For purposes of this table, we have assumed that these fees will be payable (in the case of the capital gains incentive fee) and that they will remain constant, although they are based on Ares Capital's performance and will not be paid unless Ares Capital achieves certain goals. We expect to invest or otherwise utilize all of the net proceeds from this offering within three months of the date of this prospectus supplement and may have capital gains and interest income that could result in the payment of an incentive fee to our investment adviser in the first year after completion of this offering. Since our initial public offering through June 30, 2013, the average quarterly incentive fee accrued (including capital gains incentive fees accrued under GAAP even though they may not be payable) has been approximately 0.77% of our weighted average net assets (3.10% on an annualized basis). For more detailed information on the calculation of our incentive fees, please see below. For more detailed information about incentive fees previously incurred by us, please see Note 3 to our consolidated financial statements for the year ended December 31, 2012 and the six months ended June 30, 2013.

The incentive fee consists of two parts:

The first, payable quarterly in arrears, equals 20% of our pre-incentive fee net investment income (including interest that is accrued but not yet received in cash), subject to a 1.75% quarterly (7.0% annualized) hurdle rate and a "catch-up" provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our investment adviser receives no incentive fee until our net investment income equals the hurdle rate of 1.75% but then receives, as a "catch-up," 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.1875% in any calendar quarter, our investment adviser will receive 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply.

The second part, the Capital Gains Fee, payable annually in arrears, equals 20% of our realized capital gains on a cumulative basis from inception through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid Capital Gains Fees.

We will defer cash payment of any incentive fee otherwise earned by our investment adviser if, during the most recent four full calendar quarter period ending on or prior to the date such payment is to be made, the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) is less than 7.0% of our net assets (defined as total assets less indebtedness) at the beginning of such period.

These calculations will be adjusted for any share issuances or repurchases.

See "Management—Investment Advisory and Management Agreement" in the accompanying prospectus.

(7)
"Interest payments on borrowed funds" represents our interest expenses estimated by annualizing our actual interest and credit facility expenses incurred for the six months ended June 30, 2013. During the six months ended June 30, 2013, our average outstanding borrowings were $2,230.9 million and cash paid for interest expense was $52.6 million. We had outstanding borrowings of $2,653.8 million (with a carrying value of $2,562.4 million) at June 30, 2013. This item is based on our assumption that our borrowings and interest costs after an offering will remain similar to those prior to such offering. The amount of leverage that we employ at any particular time will depend on, among other things, our board of directors' and our investment adviser's assessment of market and other factors at the time of any proposed borrowing. See "Risk Factors—Risks Relating to Our Business—We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing with us" in the accompanying prospectus.

(8)
Includes our overhead expenses, including payments under our administration agreement, based on our allocable portion of overhead and other expenses incurred by Ares Operations in performing its obligations under the administration agreement, and income taxes. Such expenses are estimated by annualizing "Other expenses" for the six months ended June 30, 2013. The holders of shares of our common stock (and not the holders of our debt securities or preferred stock, if any) indirectly bear the cost associated with our annual expenses. See "Management—Administration Agreement" in the accompanying prospectus.

(9)
The Company's stockholders indirectly bear the expenses of underlying funds or other investment vehicles that would be investment companies under section 3(a) of the Investment Company Act but for the exceptions to that definition provided for in sections 3(c)(1) and 3(c)(7) of the Investment Company Act ("Acquired Funds") in which the Company invests. This amount includes the estimated annual fees and expenses of Acquired Funds in which the Company is invested as of June 30, 2013. Certain of these Acquired Funds are subject to management fees, which generally range from 1% to 2.5% of total net assets, or incentive fees, which generally range between 15% to 25% of net profits. When applicable, fees and expenses estimates are based on historic fees and expenses for the Acquired Funds. For those Acquired Funds with little or no operating history, fees and expenses are estimates based on expected fees and expenses stated in the Acquired Funds' offering memorandum, private placement memorandum or other similar communication without giving effect to any performance. Future fees and expenses for these Acquired Funds may be substantially higher or lower because certain fees and expenses are based on the performance of the Acquired Funds, which may fluctuate over time.

(10)
"Total annual expenses" as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage and increase our total assets. The SEC requires that the "Total annual expenses" percentage be calculated as a percentage of net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period), rather than the total assets, including assets that have been funded with borrowed monies.

Example

        The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that we would have no additional leverage, that none of our assets are cash or cash equivalents, and that our annual operating expenses would remain at the levels set forth in the table above. The incentive fee under the investment advisory and management agreement, which, assuming a 5% annual return, would either not be payable or have an insignificant impact on the expense amounts shown below, is not included in the example, except as specifically set forth below. Transaction expenses are not included in the following example.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 common stock investment, assuming a 5% annual return(1)	$78	$228	$370	$690
You would pay the following expenses on a $1,000 common stock investment, assuming a 5% annual return(2)	$88	$256	$414	$764

(1)
Assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation.

(2)
Assumes no unrealized capital depreciation and 5% annual return resulting entirely from net realized capital gains (and therefore subject to the capital gains incentive fee). However, cash payment of the capital gains incentive fee would be deferred if, during the most recent four full calendar quarter period ending on or prior to the date the payment set forth in the example is to be made, the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) was less than 7.0% of our net assets (defined as total assets less indebtedness) at the beginning of such period (as adjusted for any share issuances or repurchases).

        The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, if our board of directors authorizes and we declare a cash dividend, participants in our dividend reinvestment plan who have not otherwise elected to receive cash will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See "Dividend Reinvestment Plan" in the accompanying prospectus for additional information regarding our dividend reinvestment plan.

        This example and the expenses in the table above should not be considered a representation of our future expenses as actual expenses (including the cost of debt, if any, and other expenses) that we may incur in the future and such actual expenses may be greater or less than those shown.

SELECTED CONDENSED CONSOLIDATED FINANCIAL DATA OF ARES CAPITAL

        The following selected financial and other data as of and for the years ended December 31, 2012, 2011, 2010, 2009 and 2008 are derived from our consolidated financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm whose report thereon is included elsewhere in the accompanying prospectus. The quarterly financial information and other data for the six months ended June 30, 2013 and June 30, 2012 is derived from our unaudited financial statements, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim periods. The data should be read in conjunction with our consolidated financial statements and notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Senior Securities," which are included elsewhere in this prospectus supplement or the accompanying prospectus.

 ARES CAPITAL CORPORATION AND SUBSIDIARIES
SELECTED FINANCIAL DATA
As of and For the Six Months Ended June 30, 2013 and June 30, 2012 and
As of and For the Years Ended December 31, 2012, 2011, 2010, 2009 and 2008
(dollar amounts in millions, except per share data and as otherwise indicated)

	As of and For the Six Months Ended June 30, 2013	As of and For the Six Months Ended June 30, 2012	As of and For the Year Ended December 31, 2012	As of and For the Year Ended December 31, 2011	As of and For the Year Ended December 31, 2010	As of and For the Year Ended December 31, 2009	As of and For the Year Ended December 31, 2008
Total Investment Income	$401.2	$345.3	$748.0	$634.5	$483.4	$245.3	$240.4
Total Expenses	200.8	174.8	387.9	344.6	262.2	111.3	113.2

Net Investment Income Before Income Taxes	200.4	170.5	360.1	289.9	221.2	134.0	127.2
Income Tax Expense (Benefit), Including Excise Tax	7.7	5.6	11.2	7.5	5.4	0.6	0.2

Net Investment Income	192.7	164.9	348.9	282.4	215.8	133.4	127.0

Net Realized and Unrealized Gains (Losses) on Investments, Foreign Currencies, Extinguishment of Debt and Other Assets	21.1	31.6	159.3	37.1	280.1	69.3	(266.5)
Gain on the Allied Acquisition(1)	—	—	—	—	195.9	—	—

Net Increase (Decrease) in Stockholders' Equity Resulting from Operations	$213.8	$196.5	$508.2	$319.5	$691.8	$202.7	$(139.5)

Per Share Data:
Net Increase (Decrease) in Stockholder's Equity Resulting from Operations:
Basic(2)	$0.83	$0.90	$2.21	$1.56	$3.91	$1.99	$(1.56)
Diluted(2)	$0.83	$0.90	$2.21	$1.56	$3.91	$1.99	$(1.56)
Cash Dividend Declared	$0.76	$0.74	$1.60	$1.41	$1.40	$1.47	$1.68
Net Asset Value	$16.21	$15.51	$16.04	$15.34	$14.92	$11.44	$11.27
Total Assets	$7,130.8	$5,807.5	$6,401.2	$5,387.4	$4,562.5	$2,313.5	$2,091.3
Total Debt (Carrying Value)	$2,562.4	$2,194.8	$2,195.9	$2,073.6	$1,378.5	$969.5	$908.8
Total Debt (Principal Amount)	$2,653.8	$2,291.3	$2,293.8	$2,170.5	$1,435.1	$969.5	$908.8
Total Stockholders' Equity	$4,348.0	$3,446.5	$3,988.3	$3,147.3	$3,050.5	$1,257.9	$1,094.9
Other Data:
Number of Portfolio Companies at Period End(3)	164	144	152	141	170	95	91
Principal Amount of Investments Purchased	$1,496.6	$1,086.4	$3,161.6	$3,239.0	$1,583.9	$575.0	$925.9
Principal Amount of Investments Acquired as part of the Allied Acquisition	$—	$—	$—	$—	$1,833.8	$—	$—
Principal Amount of Investments Sold and Repayments	$619.9	$775.2	$2,482.9	$2,468.2	$1,555.9	$515.2	$485.3
Weighted Average Yield of Debt and Other Income Producing Securities at Fair Value(4):	10.7%	11.6%	11.3%	12.0%	12.9%	12.7%	12.8%

	As of and For the Six Months Ended June 30, 2013	As of and For the Six Months Ended June 30, 2012	As of and For the Year Ended December 31, 2012	As of and For the Year Ended December 31, 2011	As of and For the Year Ended December 31, 2010	As of and For the Year Ended December 31, 2009	As of and For the Year Ended December 31, 2008
Weighted Average Yield of Debt and Other Income Producing Securities at Amortized Cost(4):	10.8%	11.7%	11.4%	12.1%	13.2%	12.1%	11.7%
Total Return Based on Market Value(5)	2.6%	8.1%	23.6%	2.3%	43.6%	119.9%	(45.3)%
Total Return Based on Net Asset Value(6)	5.2%	5.8%	14.3%	10.5%	31.6%	17.8%	(11.2)%

(1)
See Note 17 to our consolidated financial statements for the year ended December 31, 2012 for more information on the Allied Acquisition.

(2)
In accordance with Accounting Standards Codification ("ASC") 260-10, the weighted average shares of common stock outstanding used in computing basic and diluted earnings per common share have been adjusted retroactively by a factor of 1.02% to recognize the bonus element associated with rights to acquire shares of common stock that we issued to stockholders of record as of March 24, 2008 in connection with a rights offering.

(3)
Includes commitments to portfolio companies for which funding had yet to occur.

(4)
Weighted average yield of debt and other income producing securities at fair value is computed as (a) the annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount earned on accruing debt and income producing securities, divided by (b) total debt and income producing securities at fair value. Weighted average yield of debt and other income producing securities at amortized cost is computed as (a) annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount earned on accruing debt and income producing securities, divided by (b) total debt and income producing securities at amortized cost.

(5)
Total return based on market value for the six months ended June 30, 2013 equaled the decrease of the ending market value at June 30, 2013, of $17.20 per share from the ending market value at December 31, 2012 of $17.50 per share plus the declared dividends of $0.76 per share for the six months ended June 30, 2013, divided by the market value at December 31, 2012. Total return based on market value for the six months ended June 30, 2012 equaled the increase of the ending market value at June 30, 2012 of $15.96 per share from the ending market value at December 31, 2011 of $15.45 per share plus the declared dividends of $0.74 per share for the six months ended June 30, 2012, divided by the market value at December 31, 2011. Total return based on market value for the year ended December 31, 2012 equaled the increase of the ending market value at December 31, 2012 of $17.50 per share from the ending market value at December 31, 2011 of $15.45 per share plus the declared dividends of $1.60 per share for the year ended December 31, 2012. Total return based on market value for the year ended December 31, 2011 equaled the decrease of the ending market value at December 30, 2011 of $15.45 per share from the ending market value at December 31, 2010 of $16.48 per share plus the declared dividends of $1.41 per share for the year ended December 31, 2011. Total return based on market value for the year ended December 31, 2010 equaled the increase of the ending market value at December 31, 2010 of $16.48 per share over the ending market value at December 31, 2009 of $12.45 per share plus the declared dividends of $1.40 per share for the year ended December 31, 2010. Total return based on market value for the year ended December 31, 2009 equaled the increase of the ending market value at December 31, 2009 of $12.45 per share over the ending market value at December 31, 2008 of $6.33 per share plus the declared dividends of $1.47 per share for the year ended December 31, 2009. Total return based on market value for the year ended December 31, 2008 equaled the decrease of the ending market value at December 31, 2008 of $6.33 per share from the ending market value at December 31, 2007 of $14.63 per share plus the declared dividends of $1.68 per share for the year ended December 31, 2008. Total return based on market value is not annualized. Our shares fluctuate in value. Our performance changes over time and currently may be different than that shown. Past performance is no guarantee of future results.

(6)
Total return based on net asset value for the six months ended June 30, 2013 equaled the change in net asset value during the period plus the declared dividends of $0.76 per share for the six months ended June 30, 2013, divided by the beginning net asset value. Total return based on net asset value for the six months ended June 30, 2012 equaled the change in net asset value during the period plus the declared dividends of $0.74 per share for the six months ended June 30, 2012, divided by the beginning net asset value. Total return based on net asset value for the year ended December 31, 2012 equaled the change in net asset value during the period (adjusted for share issuances) plus the declared dividends of $1.60 per share for the year ended December 31, 2012, divided by the beginning net asset value. Total return based on net asset value for the year ended December 31, 2011 equaled the change in net asset value during the period (adjusted for share issuances) plus the declared dividends of $1.41 per share for the year ended December 31, 2011, divided by the beginning net asset value. Total return based on net asset value for the year ended December 31, 2010 equaled the change in net asset value during the period (adjusted for share issuances) plus the declared dividends of $1.40 per share for the year ended December 31, 2010, divided by the beginning net asset value. Total return based on net asset value for the year ended December 31, 2009 equaled the change in net asset value during the period (adjusted for share issuances) plus the declared dividends of $1.47 per share for the year ended December 31, 2009, divided by the beginning net asset value. Total return based on net asset value for the year ended December 31, 2008 equaled the change in net asset value during the period (adjusted for share issuances) plus the declared dividends of $1.68 per share for the year ended December 31, 2008, divided by the beginning net asset value. Total return based on net asset value is not annualized. Our performance changes over time and currently may be different than that shown. Past performance is no guarantee of future results.

SELECTED QUARTERLY DATA (Unaudited)
(dollar amounts in thousands, except per share data)

	2013
	Q4	Q3	Q2	Q1
Total investment income	—	—	$206,123	$195,055
Net investment income before net realized and unrealized gains (losses) and incentive compensation	—	—	126,951	$119,182
Incentive compensation	—	—	$33,374	$20,085
Net investment income before net realized and unrealized gains (losses)	—	—	$93,577	$99,097
Net realized and unrealized gains (losses)	—	—	$39,921	$(18,755)
Net increase in stockholders' equity resulting from operations	—	—	$133,498	$80,342
Basic and diluted earnings per common share	—	—	$0.50	$0.32
Net asset value per share as of the end of the quarter	—	—	$16.21	$15.98

	2012
	Q4	Q3	Q2	Q1
Total investment income	$212,160	$190,572	$177,555	$167,738
Net investment income before net realized and unrealized gains and incentive compensation	$138,249	$123,599	$110,634	$103,424
Incentive compensation	$43,787	$34,139	$22,733	$26,386
Net investment income before net realized and unrealized gains	$94,462	$89,460	$87,901	$77,038
Net realized and unrealized gains	$80,682	$47,095	$3,031	$28,509
Net increase in stockholders' equity resulting from operations	$175,144	$136,555	$90,932	$105,547
Basic and diluted earnings per common share	$0.71	$0.59	$0.41	$0.49
Net asset value per share as of the end of the quarter	$16.04	$15.74	$15.51	$15.47

	2011
	Q4	Q3	Q2	Q1
Total investment income	$187,123	$167,365	$144,307	$135,691
Net investment income before net realized and unrealized gains (losses) and incentive compensation	$121,990	$108,517	$85,509	$78,764
Incentive compensation	$29,531	$10,159	$41,746	$30,941
Net investment income before net realized and unrealized gains (losses)	$92,459	$98,358	$43,763	$47,823
Net realized and unrealized gains (losses)	$25,666	$(57,719)	$(6,840)	$75,943
Net increase in stockholders' equity resulting from operations	$118,125	$40,639	$36,923	$123,766
Basic and diluted earnings per common share	$0.58	$0.20	$0.18	$0.61
Net asset value per share as of the end of the quarter	$15.34	$15.13	$15.28	$15.45

USE OF PROCEEDS

        We estimate that the net proceeds we will receive from the sale of 11,000,000 shares of our common stock in this offering will be approximately $186.2 million (or approximately $214.2 million if the underwriters fully exercise their option to purchase 1,650,000 additional shares), in each case after deducting the underwriting discounts and commissions and estimated offering expenses payable by us.

        We expect to use the net proceeds of this offering to repay outstanding indebtedness under the Revolving Funding Facility (as defined below) ($352.0 million aggregate principal amount outstanding as of September 20, 2013), the Revolving Credit Facility (as defined below) ($435.0 million aggregate principal amount outstanding as of September 20, 2013) and/or the SMBC Funding Facility (as defined below) (no amounts outstanding as of September 20, 2013).

        Subject to certain exceptions, the interest charged on the indebtedness incurred under the Revolving Credit Facility is based on LIBOR (one, two, three or six month) plus an applicable spread of 2.00% or a "base rate" (as defined in the agreements governing the Revolving Credit Facility) plus an applicable spread of 1.00%. As of September 20, 2013, one, two, three and six month LIBOR were 0.18%, 0.22%, 0.25% and 0.37%, respectively. The Revolving Credit Facility matures on May 4, 2018. Subject to certain exceptions, the interest charged on the Revolving Funding Facility is based on LIBOR plus applicable spreads ranging from 2.25% to 2.50% and ranging from 1.25% to 1.50% over "base rate" (as defined in the agreements governing the Revolving Funding Facility), in each case, determined monthly based on the composition of the borrowing base relative to outstanding borrowings under the facility. The Revolving Funding Facility is scheduled to expire on April 18, 2017 (subject to extension exercisable upon mutual consent). Subject to certain exceptions, the interest charged on the indebtedness incurred under the SMBC Funding Facility is based on one month LIBOR plus an applicable spread of 2.125% or a "base rate" (as defined in the agreements governing the SMBC Funding Facility) plus an applicable spread of 1.125%. The SMBC Funding Facility is scheduled to expire on September 14, 2020 (subject to two one-year extension options exercisable upon mutual consent).

        Affiliates of the underwriters are lenders under the Revolving Credit Facility and the Revolving Funding Facility. Accordingly, affiliates of the underwriters may receive more than 5% of the proceeds of this offering to the extent such proceeds are used to repay or repurchase outstanding indebtedness under the Revolving Credit Facility and/or the Revolving Funding Facility.

        We intend to use any net proceeds from this offering that are not applied as described above for general corporate purposes, which include investing in portfolio companies in accordance with our investment objective.

        Investing in portfolio companies could include investments in our investment backlog and pipeline that, as of September 20, 2013, were approximately $180 million and $520 million, respectively. Please note that the consummation of any of the investments in this backlog and pipeline depends upon, among other things: satisfactory completion of our due diligence investigation of the prospective portfolio company, our acceptance of the terms and structure of such investment and the execution and delivery of satisfactory transaction documentation, and there can be no guarantee that we will consummate any of these investments or that we will syndicate any portion of such investments or commitments.

        Our primary focus is to generate current income and capital appreciation through investments in first and second lien senior secured loans and mezzanine debt and, to a lesser extent, equity securities of eligible portfolio companies. In addition to such investments, we may invest up to 30% of our portfolio in non-qualifying assets, as permitted by the Investment Company Act. See "Regulation" in the accompanying prospectus. Specifically, as part of this 30% basket, we may invest in entities that are not considered "eligible portfolio companies" (as defined in the Investment Company Act), including companies located outside of the United States, entities that are operating pursuant to certain exceptions under the Investment Company Act, and publicly traded entities whose public equity market capitalization exceeds the levels provided for under the Investment Company Act.

        Pending such investments, we will invest a portion of the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality short-term investments. These securities generally earn yields substantially lower than the income that we anticipate receiving once we are fully invested in accordance with our investment objective. As a result, we may not, for a time, be able to achieve our investment objective and/or we may need to, for a time, decrease the amount of any dividend that we may pay to our stockholders to a level that is substantially lower than the level that we expect to pay when the net proceeds of this offering are fully invested in accordance with our investment objective. If we do not realize yields in excess of our expenses, we may incur operating losses and the market price of our common stock and debt securities may decline. See "Regulation—Temporary Investments" in the accompanying prospectus for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

CAPITALIZATION

        The following table sets forth our actual capitalization at June 30, 2013. You should read this table together with "Use of Proceeds" and our most recent balance sheet included elsewhere in this prospectus supplement or the accompanying prospectus.

As of June 30, 2013 (dollar amounts in thousands)
Cash and cash equivalents	$100,517

Debt(1)
Revolving Credit Facility	$288,000
Revolving Funding Facility	372,000
SMBC Funding Facility	—
February 2016 Convertible Notes	552,415
June 2016 Convertible Notes	220,249
2017 Convertible Notes	158,760
2018 Convertible Notes	263,454
February 2022 Notes	143,750
October 2022 Notes	182,500
2040 Notes	200,000
2047 Notes	181,312

Total Debt	$2,562,440
Stockholders' Equity
Common stock, par value $0.001 per share, 500,000,000 common shares authorized, and 268,312,478 common shares issued and outstanding	268
Capital in excess of par value	4,459,701
Accumulated overdistributed net investment income	(31,580)
Accumulated net realized loss on investments, foreign currency transactions, extinguishment of debt and acquisitions	(182,288)
Net unrealized gain on investments and foreign currency transactions	101,944

Total stockholders' equity	$4,348,045

Total capitalization	$6,910,485

(1)
The above table reflects the carrying value of indebtedness outstanding as of June 30, 2013. In July 2013, we issued $300.0 million of the 2019 Convertible Notes, the proceeds of which were used to pay down outstanding indebtedness under the Revolving Credit Facility and the Revolving Funding Facility and for other general corporate purposes. As of September 20, 2013, indebtedness under the Revolving Credit Facility and the Revolving Funding Facility was $435.0 million and $352.0 million, respectively. There were no amounts outstanding under the SMBC Funding Facility. The net proceeds from the sale of our common stock in this offering are expected to be used to pay down outstanding indebtedness under the Revolving Funding Facility, the Revolving Credit Facility and/or the SMBC Funding Facility, and for general corporate purposes, which include investing in portfolio companies in accordance with our investment objective. See "Use of Proceeds".

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

        Our common stock is traded on The NASDAQ Global Select Market under the symbol "ARCC." Our common stock has historically traded at prices both above and below our net asset value per share. It is not possible to predict whether the common stock offered hereby will trade at, above or below net asset value. See "Risk Factors—Risks Relating to Offerings Pursuant to this Prospectus—Our shares of common stock have traded at a discount from net asset value and may do so again in the future, which could limit our ability to raise additional equity capital" in the accompanying prospectus.

        The following table sets forth, for each fiscal quarter for the fiscal years ended December 31, 2011, 2012 and 2013, the net asset value per share of our common stock, the range of high and low closing sales prices of our common stock, the closing sales price as a premium (discount) to net asset value and the dividends or distributions declared by us. On September 25, 2013, the official close price of our common stock on The NASDAQ Global Select Market was $17.55 per share, which represented a premium of approximately 8.3% to the net asset value per share reported by us as of June 30, 2013.

				High Sales Price Premium (Discount) to Net Asset Value(2)	Low Sales Price Premium (Discount) to Net Asset Value(2)
		Price Range				Cash Dividend Per Share(3)
	Net Asset Value(1)
		High	Low
Year ended December 31, 2011
First Quarter	$15.45	$17.83	$16.08	15.4%	4.1%	$0.35
Second Quarter	$15.28	$17.71	$15.70	15.9%	2.7%	$0.35
Third Quarter	$15.13	$16.30	$13.07	7.7%	(13.6)%	$0.35
Fourth Quarter	$15.34	$15.95	$13.26	4.0%	(13.6)%	$0.36
Year ended December 31, 2012
First Quarter	$15.47	$16.70	$15.51	8.0%	0.3%	$0.37
Second Quarter	$15.51	$16.55	$14.67	6.7%	(5.4)%	$0.37
Third Quarter	$15.74	$17.68	$16.04	12.3%	1.9%	$0.43	(4)
Fourth Quarter	$16.04	$17.74	$16.08	10.6%	0.2%	$0.43	(4)
Year ended December 31, 2013
First Quarter	15.98	$18.54	$17.66	16.0%	10.5%	$0.38
Second Quarter	16.21	$18.27	$16.42	12.7%	1.3%	$0.38
Third Quarter (through September 25, 2013)	*	$18.12	$17.03	*	*	$0.38

(1)
Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low closing sales prices. The net asset values shown are based on outstanding shares at the end of the relevant quarter.

(2)
Calculated as the respective high or low closing sales price less net asset value, divided by net asset value (in each case, as of the applicable quarter).

(3)
Represents the dividend or distribution declared in the relevant quarter.

(4)
Consists of a quarterly dividend of $0.38 per share and an additional dividend of $0.05 per share.

*
Net asset value has not yet been calculated for this period.

        We currently intend to distribute dividends or make distributions to our stockholders on a quarterly basis out of assets legally available for distribution. We may also distribute additional dividends or make additional distributions to our stockholders from time to time. Our quarterly and additional dividends or distributions, if any, will be determined by our board of directors.

        The following table summarizes our dividends declared for the fiscal years ended December 31, 2011 and 2012 and for the first, second and third quarters of the fiscal year ended December 31, 2013:

Date Declared	Record Date	Payment Date	Amount
March 1, 2011	March 15, 2011	March 31, 2011	$0.35
May 3, 2011	June 15, 2011	June 30, 2011	$0.35
August 4, 2011	September 15, 2011	September 30, 2011	$0.35
November 8, 2011	December 15, 2011	December 31, 2011	$0.36

Total declared for 2011			$1.41

February 28, 2012	March 15, 2012	March 30, 2012	$0.37
May 8, 2012	June 15, 2012	June 29, 2012	$0.37
August 7, 2012	September 14, 2012	September 28, 2012	$0.38
August 7, 2012	September 14, 2012	September 28, 2012	$0.05	(1)
November 5, 2012	December 14, 2012	December 28, 2012	$0.38
November 5, 2012	December 14, 2012	December 28, 2012	$0.05	(1)

Total declared for 2012			$1.60

February 27, 2013	March 15, 2013	March 29, 2013	$0.38

May 7, 2013	June 14, 2013	June 28, 2013	$0.38

August 6, 2013	September 16, 2013	September 30, 2013	$0.38

Total declared for the first, second and third quarters of 2013			$1.14

(1)
Represents an additional dividend.

        Of the $1.60 per share in dividends declared during the year ended December 31, 2012, $1.56 per share was comprised of ordinary income and $0.04 per share was comprised of long-term capital gains.

        To maintain our status as a regulated investment company, or a RIC, under the Internal Revenue Code of 1986, as amended (the "Code"), we must timely distribute an amount equal to at least 90% of our investment company taxable income (as defined by the Code, which generally includes net ordinary income and net short term capital gains) to our stockholders. In addition, we generally will be required to pay an excise tax equal to 4% on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (i) 98% of our ordinary income recognized during a calendar year, (ii) 98.2% of our capital gain net income, as defined by the Code, recognized for the one year period ending October 31 in that calendar year and (iii) any income recognized, but not distributed, in preceding years. The taxable income on which we pay excise tax is generally distributed to our stockholders in the next tax year. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income for distribution in the following year, and pay any applicable excise tax. For the six months ended June 30, 2013, we recorded an excise tax expense of $6.0 million. For the years ended December 31, 2012 and 2011, we recorded an excise tax expense of $7.9 million and $6.6 million, respectively. We cannot assure you that we will achieve results that will permit the payment of any cash distributions. We maintain an "opt out" dividend reinvestment plan for our common stockholders. As a result, if we declare a cash dividend, stockholders' cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically "opt out" of the dividend reinvestment plan so as to receive cash dividends. See "Dividend Reinvestment Plan" in the accompanying prospectus.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS

        The information contained in this section should be read in conjunction with the financial data and our financial statements and notes thereto appearing elsewhere in this prospectus supplement or the accompanying prospectus.

OVERVIEW

        We are a specialty finance company that is a closed-end, non-diversified management investment company incorporated in Maryland. We have elected to be regulated as a BDC under the Investment Company Act.

        We are externally managed by Ares Capital Management, a wholly owned subsidiary of Ares Management, a global alternative asset manager and a SEC-registered investment adviser, pursuant to our investment advisory and management agreement. Ares Operations, a wholly owned subsidiary of Ares Management, provides certain administrative and other services necessary for us to operate.

        Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in first lien senior secured loans (including unitranche loans), second lien senior secured loans and mezzanine debt, which in some cases includes an equity component like warrants.

        To a lesser extent, we also make preferred and/or common equity investments, which have generally been non-control equity investments, of less than $20 million (usually in conjunction with a concurrent debt investment). However, we may increase the size or change the nature of these investments.

        Since our initial public offering on October 8, 2004 through June 30, 2013, our realized gains have exceeded our realized losses by approximately $214 million (excluding the one-time gain on the Allied Acquisition and gains/losses from the extinguishment of debt and other assets). For this same time period, our exited investments have resulted in an aggregate cash flow realized internal rate of return to us of approximately 13% (based on original cash invested, net of syndications, of approximately $7.2 billion and total proceeds from such exited investments of approximately $8.7 billion). Approximately 73% of these exited investments resulted in an aggregate cash flow realized internal rate of return to us of 10% or greater. Internal rate of return is the discount rate that makes the net present value of all cash flows related to a particular investment equal to zero. Internal rate of return is gross of expenses related to investments as these expenses are not allocable to specific investments. Investments are considered to be exited when the original investment objective has been achieved through the receipt of cash and/or non-cash consideration upon the repayment of a debt investment or sale of an investment or through the determination that no further consideration was collectible and, thus, a loss may have been realized. These internal rates of return results are historical results relating to our past performance and are not necessarily indicative of future results, the achievement of which cannot be assured.

        As a BDC, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in "qualifying assets," including securities and indebtedness of private U.S. companies and certain public U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. We also may invest up to 30% of our portfolio in non-qualifying assets, as permitted by the Investment Company Act. Specifically, as part of this 30% basket, we may invest in entities that are not considered "eligible portfolio companies" (as defined in the Investment Company Act), including companies located outside of the United States, entities that are operating pursuant to certain exceptions under the Investment Company Act, and publicly traded entities whose public equity market capitalization exceeds the levels provided for under the Investment Company Act.

        We have elected to be treated as a regulated investment company, or a "RIC", under the Code, and operate in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements and timely distribute to our stockholders generally at least 90% of our investment company taxable income, as defined by the Code, for each year. Pursuant to this election, we generally will not have to pay corporate level taxes on any income that we distribute to our stockholders provided that we satisfy those requirements.

PORTFOLIO AND INVESTMENT ACTIVITY

        The Company's investment activity for the three months ended June 30, 2013 and 2012 is presented below (information presented herein is at amortized cost unless otherwise indicated).

	For the three months ended
(dollar amounts in millions)	June 30, 2013	June 30, 2012
New investment commitments(1):
New portfolio companies	$499.8	$223.7
Existing portfolio companies(2)	703.4	503.9

Total new investment commitments	1,203.2	727.6
Less:
Investment commitments exited	394.7	473.3

Net investment commitments	$808.5	$254.3
Principal amount of investments funded:
Senior term debt	$938.1	$648.9
Senior subordinated debt	—	36.1
Subordinated Certificates of the SSLP(3)	202.2	17.2
Preferred equity securities	0.7	—
Other equity securities	0.5	1.6

Total	$1,141.5	$703.8
Principal amount of investments sold or repaid:
Senior term debt	$341.5	$218.7
Senior subordinated debt	7.8	130.2
Subordinated Certificates of the SSLP(3)	35.6	17.9
Collateralized loan obligations	—	15.0
Preferred equity securities	6.1	17.0
Other equity securities	3.0	57.1
Commercial real estate	0.1	0.2

Total	$394.1	$456.1
Number of new investment commitments(4)	22	20
Average new investment commitment amount	$54.7	$36.4
Weighted average term for new investment commitments (in months)	67	58
Percentage of new investment commitments at floating rates	93%	81%
Percentage of new investment commitments at fixed rates	7%	18%
Weighted average yield of debt and other income producing securities(5):
Funded during the period at amortized cost	9.8%	9.3%
Funded during the period at fair value(6)	9.8%	9.3%
Exited or repaid during the period at amortized cost	10.6%	11.2%
Exited or repaid during the period at fair value(6)	10.5%	11.1%

(1)
New investment commitments include new agreements to fund revolving credit facilities or delayed draw loans.

(2)
Includes investment commitments to the SSLP to make co-investments with GE in first lien senior secured loans of middle market companies of $202.2 million and $17.2 million for the six months ended June 30, 2013 and 2012, respectively.

(3)
See "Senior Secured Loan Program" below and Note 4 to our consolidated financial statements for the three and six months ended June 30, 2013 for more detail on the SSLP.

(4)
Number of new investment commitments represents each commitment to a particular portfolio company.

(5)
"Weighted average yield of debt and other income producing securities at amortized cost" is computed as the (a) annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount earned on accruing debt and other income producing securities, divided by (b) total debt and other income producing securities at amortized cost. "Weighted average yield of debt and other income producing securities at fair value" is computed as the (a) annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount earned on accruing debt and other income producing securities, divided by (b) total debt and other income producing securities at fair value.

(6)
Represents fair value for investments in the portfolio as of the most recent prior quarter end, if applicable.

        As of June 30, 2013 and December 31, 2012, our investments consisted of the following:

	As of
	June 30, 2013		December 31, 2012
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Senior term debt	$4,272.2	$4,233.7	$3,587.8	$3,555.1
Subordinated Certificates of the SSLP(1)	1,411.5	1,436.2	1,237.9	1,263.6
Senior subordinated debt	358.4	296.1	321.3	259.8
Preferred equity securities	236.6	259.0	238.8	250.1
Other equity securities	427.2	576.9	430.4	584.1
Commercial real estate	7.1	13.1	7.3	11.9

Total	$6,713.0	$6,815.0	$5,823.5	$5,924.6

(1)
The proceeds from these certificates were applied to co-investments with GE to fund first lien senior secured loans to 41 and 36 different borrowers as of June 30, 2013 and December 31, 2012, respectively.

        The weighted average yields at amortized cost and fair value of the following portions of our portfolio as of June 30, 2013 and December 31, 2012 were as follows:

	As of
	June 30, 2013		December 31, 2012
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Debt and other income producing securities	10.8%	10.7%	11.4%	11.3%
Total portfolio	9.8%	9.6%	10.1%	10.0%
Senior term debt	8.9%	8.9%	9.5%	9.6%
First lien senior term debt	8.5%	8.5%	9.0%	9.0%
Second lien senior term debt	9.7%	10.0%	10.5%	10.7%
Subordinated Certificates of the SSLP(1)	15.5%	15.2%	15.8%	15.4%
Senior subordinated debt	11.0%	13.3%	11.7%	14.5%
Income producing equity securities (excluding collateralized loan obligations)	10.2%	8.6%	9.9%	8.8%

(1)
The proceeds from these certificates were applied to co-investments with GE to fund first lien senior secured loans.

        Ares Capital Management, our investment adviser, employs an investment rating system to categorize our investments. In addition to various risk management and monitoring tools, our investment adviser grades the credit risk of all investments on a scale of 1 to 4 no less frequently than quarterly. This system is intended primarily to reflect the underlying risk of a portfolio investment relative to our initial cost basis in respect of such portfolio investment (i.e., at the time of origination or acquisition), although it may also take into account under certain circumstances the performance of the portfolio company's business, the collateral coverage of the investment and other relevant factors. Under this system, investments with a grade of 4 involve the least amount of risk to our initial cost basis. The trends and risk factors for this investment since origination or acquisition are generally favorable, which may include the performance of the portfolio company or a potential exit. Investments graded 3 involve a level of risk to our initial cost basis that is similar to the risk to our initial cost basis at the time of origination or acquisition. This portfolio company is generally performing as expected and the risk factors to our ability to ultimately recoup the cost of our investment are neutral to favorable. All investments or acquired investments in new portfolio companies are initially assessed a grade of 3. Investments graded 2 indicate that the risk to our ability to recoup the initial cost basis of such investment has increased materially since origination or acquisition, including as a result of factors such as declining performance and non-compliance with debt covenants; however, payments are generally not more than 120 days past due. An investment grade of 1 indicates that the risk to our ability to recoup the initial cost basis of such investment has substantially increased since origination or acquisition, and the portfolio company likely has materially declining performance. For debt investments with an investment grade of 1, most or all of the debt covenants are out of compliance and payments are substantially delinquent. For investments graded 1, it is anticipated that we will not recoup our initial cost basis and may realize a substantial loss of our initial cost basis upon exit. For investments graded 1 or 2, our investment adviser enhances its level of scrutiny over the monitoring of such portfolio company. Our investment adviser grades the investments in our portfolio at least each quarter and it is possible that the grade of a portfolio investment may be reduced or increased over time.

        Set forth below is the grade distribution of our portfolio companies as of June 30, 2013 and December 31, 2012:

	As of
	June 30, 2013				December 31, 2012
(dollar amounts in millions)	Fair Value	%	Number of Companies	%	Fair Value	%	Number of Companies	%
Grade 1	$68.3	1.0%	8	4.9%	$75.1	1.3%	9	5.9%
Grade 2	233.6	3.4%	12	7.3%	136.7	2.3%	9	5.9%
Grade 3	5,870.6	86.2%	130	79.3%	5,108.8	86.2%	121	79.7%
Grade 4	642.5	9.4%	14	8.5%	604.0	10.2%	13	8.5%

	$6,815.0	100.0%	164	100.0%	$5,924.6	100.0%	152	100.0%

        As of June 30, 2013 and December 31, 2012, the weighted average grade of the investments in our portfolio at fair value was 3.0 and 3.1, respectively.

        As of June 30, 2013, loans on non-accrual status represented 1.9% and 0.6% of the total investments at amortized cost and at fair value, respectively. As of December 31, 2012, loans on non-accrual status represented 2.3% and 0.6% of the total investments at amortized cost and at fair value, respectively.

Senior Secured Loan Program

        The Company co-invests in first lien senior secured loans of middle market companies with GE through an unconsolidated Delaware limited liability company, the Senior Secured Loan Fund LLC (d/b/a "The Senior Secured Loan Program") or the SSLP. The SSLP is capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of the Company and GE (with approval from a representative of each required). The Company provides capital to the SSLP in the form of subordinated certificates (the "SSLP Certificates").

        As of June 30, 2013 and December 31, 2012, the SSLP had available capital of $9.0 billion of which approximately $6.9 billion and $6.3 billion in aggregate principal amount, respectively, was funded. As of June 30, 2013 and December 31, 2012, the Company had agreed to make available to the SSLP approximately $1.8 billion, of which approximately $1.4 billion and $1.2 billion in aggregate principal amount, respectively, was funded. Investment of any unfunded amount must be approved by the investment committee of the SSLP as described above.

        As of June 30, 2013 and December 31, 2012, the SSLP had total assets of $6.9 billion and $6.3 billion, respectively. As of June 30, 2013 and December 31, 2012, GE's investment in the SSLP consisted of senior notes of $5.2 billion and $4.8 billion, respectively, and SSLP Certificates of $202 million and $178 million, respectively. The SSLP Certificates are junior in right of payment to the senior notes held by GE. As of June 30, 2013 and December 31, 2012, the Company and GE owned 87.5% and 12.5%, respectively, of the outstanding SSLP Certificates.

        As of June 30, 2013 and December 31, 2012, the SSLP's portfolio was comprised of all first lien senior secured loans to U.S. middle-market companies and none of these loans was on non-accrual status. The portfolio companies in the SSLP are in industries similar to the companies in the Company's portfolio.

        Below is a summary of the SSLP's portfolio, followed by a listing of the individual first lien senior secured loans in the SSLP's portfolio as of June 30, 2013 and December 31, 2012:

	As of
(dollar amounts in millions)	June 30, 2013	December 31, 2012
Total first lien senior secured loans(1)	$6,831.5	$5,998.1
Weighted average yield on first lien senior secured loans(2)	7.5%	8.0%
Number of borrowers in the SSLP	41	36
Largest loan to a single borrower(1)	$325.9	$330.0
Total of five largest loans to borrowers(1)	$1,431.5	$1,441.4

(1)
At principal amount.

(2)
Computed as the (a) annual stated interest rate on accruing first lien senior secured loans, divided by (b) total first lien senior secured loans at principal amount.

(dollar amounts in millions)
SSLP Loan Portfolio as of June 30, 2013
Portfolio Company	Business Description	Maturity Date	Stated Interest Rate(1)	Principal Amount
Access CIG, LLC(2)	Records and information management services provider	10/2017	7.0%	$154.7
ADG, LLC	Dental services	10/2016	8.8%	197.3
AMZ Products Merger Corporation	Specialty chemicals manufacturer	12/2018	6.8%	239.4
Argon Medical Devices, Inc.	Manufacturer and marketer of single-use specialty medical devices	4/2018	6.5%	241.0
BECO Holding Company, Inc.(4)	Wholesale distributor of first response fire protection equipment and related parts	12/2017	8.3%	153.0
Cambridge International, Inc.	Manufacturer of custom designed and engineered metal products	4/2018	8.0%	87.0
CCS Group Holdings, LLC(4)	Correctional facility healthcare operator	4/2016	8.0%	138.8
Chariot Acquisition, LLC	Distributor and designer of aftermarket golf cart parts and accessories	1/2019	7.8%	145.1
CIBT Holdings, Inc.(4)	Expedited travel document processing services	12/2018	6.8%	183.0
CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings LLC(2)(4)	Healthcare analysis services provider	3/2017	7.8%	282.4
CWD, LLC	Supplier of automotive aftermarket brake parts	3/2014	8.8%	117.8
Drayer Physical Therapy Institute, LLC	Outpatient physical therapy provider	7/2018	7.5%	137.4
Driven Holdings, LLC(4)	Automotive aftermarket car care franchisor	3/2017	7.0%	160.0
Excelligence Learning Corporation(4)	Developer, manufacturer and retailer of educational products	8/2016	8.0%	108.0
Fleischmann's Vinegar Company, Inc.	Manufacturer and marketer of industrial vinegar	5/2016	8.0%	76.3
Fox Hill Holdings, LLC	Third party claims administrator on behalf of insurance carriers	6/2018	6.8%	291.0
III US Holdings, LLC	Provider of library automation software and systems	3/2018	7.6%	201.9
Implus Footcare, LLC(4)	Provider of footwear and other accessories	10/2016	9.8%	210.7
Instituto de Banca y Comercio, Inc. & Leeds IV Advisors, Inc.(4)	Private school operator	6/2015	10.5%	83.7
Intermedix Corporation(3)	Revenue cycle management provider to the emergency healthcare industry	12/2018	6.3%	325.9
iParadigms, LLC	Provider of anti-plagiarism software to the education industry	4/2019	6.5%	165.0
JHP Pharmaceuticals, LLC(4)	Manufacturer of specialty pharmaceutical products	2/2019	6.3%	99.7
LJSS Acquisition, Inc.	Fluid power distributor	10/2017	6.8%	159.8
MWI Holdings, Inc.(2)	Provider of engineered springs, fasteners, and other precision components	3/2019	7.4%	262.2
Noranco Manufacturing (USA) Ltd.	Supplier of complex machined and sheet metal components for the aerospace industry	4/2019	6.8%	137.0
Nordco, Inc.	Designer and manufacturer of railroad maintenance-of-way machinery	6/2016	6.8%	107.8
Oak Parent, Inc.(2)	Manufacturer of athletic apparel	4/2018	7.5%	270.0
Opinionology, LLC and Survey Sampling International LLC	Provider of outsourced data collection to the market research industry	7/2017	8.5%	148.7
Passport Health Communications, Inc.(4)	Healthcare technology provider	5/2019	6.8%	240.0
Penn Detroit Diesel Allison, LLC	Distributor of new equipment and aftermarket parts to the heavy-duty truck industry	12/2016	9.0%	60.0
PetroChoice Holdings, LLC	Provider of lubrication solutions	1/2017	10.0%	161.4
Powersport Auctioneer Holdings, LLC(4)	Powersport vehicle auction operator	12/2016	8.5%	39.2
Pregis Corporation, Pregis Intellipack Corp. and Pregis Innovative Packaging Inc.(2)	Provider of highly-customized, tailored protective packaging solutions	3/2017	7.8%	153.5
PSSI Holdings, LLC	Provider of mission-critical outsourced cleaning and sanitation services to the food processing industry	6/2017	6.5%	156.7
Restaurant Technologies, Inc.	Provider of bulk cooking oil management services to the restaurant and fast food service industries	6/2018	7.0%	204.0
Selig Sealing Products, Inc.	Manufacturer of container sealing products for rigid packaging applications	3/2019	6.5%	159.6
Singer Sewing Company	Manufacturer of consumer sewing machines	6/2017	7.3%	198.5
Strategic Partners, Inc.	Designer, manufacturer and distributor of medical uniforms	8/2018	7.8%	233.2
Talent Partners G.P. and Print Payroll Services, G.P.	Provider of technology-enabled payroll to the advertising industry	10/2017	8.0%	64.7

(dollar amounts in millions)
SSLP Loan Portfolio as of June 30, 2013
Portfolio Company	Business Description	Maturity Date	Stated Interest Rate(1)	Principal Amount
The Teaching Company, LLC and The Teaching Company Holdings, Inc.(2)(4)	Education publications provider	3/2017	9.0%	112.7
WB Merger Sub, Inc.	Importer, distributor and developer of premium wine and spirits	12/2016	9.0%	163.4

				$6,831.5

(1)
Represents the weighted average annual stated interest rate as of June 30, 2013. All interest rates are payable in cash.

(2)
The Company also holds a portion of this company's first lien senior secured loan.

(3)
The Company also holds this company's second lien senior secured loan.

(4)
The Company holds an equity investment in this company.

(dollar amounts in millions)
SSLP Loan Portfolio as of December 31, 2012
Portfolio Company	Business Description	Maturity Date	Stated Interest Rate(1)	Principal Amount	Fair Value(2)
Access CIG, LLC(3)	Records and information management services provider	10/2017	7.0%	$152.8	$152.8
ADG, LLC	Dental services	10/2016	8.8%	199.4	199.4
AMZ Products Merger Corporation	Specialty chemicals manufacturer	12/2018	6.8%	240.0	240.0
BECO Holding Company, Inc.(5)	Wholesale distributor of first response fire protection equipment and related parts	12/2017	8.3%	160.0	160.0
Cambridge International, Inc.	Manufacturer of custom designed and engineered metal products	4/2018	8.0%	88.3	83.9
CCS Group Holdings, LLC(5)	Correctional facility healthcare operator	4/2016	8.0%	142.8	142.8
Chariot Acquisition, LLC	Distributor and designer of aftermarket golf cart parts and accessories	1/2018	8.8%	146.8	146.8
CIBT Holdings, Inc.(5)	Expedited travel document processing services	12/2017	8.5%	146.4	146.4
CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings LLC(3)(5)	Healthcare analysis services provider	3/2017	7.8%	284.9	273.5
CWD, LLC	Supplier of automotive aftermarket brake parts	3/2014	8.8%	119.8	110.2
Drayer Physical Therapy Institute, LLC	Outpatient physical therapy provider	7/2018	7.5%	138.1	138.1
Driven Holdings, LLC(5)	Automotive aftermarket car care franchisor	3/2017	7.0%	160.4	160.4
Excelligence Learning Corporation(5)	Developer, manufacturer and retailer of educational products	8/2016	8.0%	115.8	115.8
Fleischmann's Vinegar Company, Inc.	Manufacturer and marketer of industrial vinegar	5/2016	8.9%	59.6	59.6
Fox Hill Holdings, LLC	Third party claims administrator on behalf of insurance carriers	12/2017	8.0%	292.5	292.5
III US Holdings, LLC	Provider of library automation software and systems	3/2018	7.6%	202.9	202.9
Implus Footcare, LLC(5)	Provider of footwear and other accessories	10/2016	9.5%	178.0	178.0
Instituto de Banca y Comercio, Inc. & Leeds IV Advisors, Inc.(5)	Private school operator	6/2015	10.5%	165.6	165.6
Intermedix Corporation(4)	Revenue cycle management provider to the emergency healthcare industry	12/2018	6.3%	330.0	330.0
LJSS Acquisition, Inc.	Fluid power distributor	9/2017	6.8%	163.9	163.9
MWI Holdings, Inc.(3)	Highly engineered springs, fasteners, and other precision components	6/2017	8.0%	251.2	251.2
Nordco, Inc.	Designer and manufacturer of railroad maintenance-of-way machinery	6/2016	7.0%	113.2	113.2
Oak Parent, Inc.(3)	Manufacturer of athletic apparel	4/2018	8.0%	282.8	282.8
Opinionology, LLC and Survey Sampling International LLC	Provider of outsourced data collection to the market research industry	7/2017	8.5%	152.3	152.3
Penn Detroit Diesel Allison, LLC	Distributor of new equipment and aftermarket parts to the heavy-duty truck industry	12/2016	9.0%	65.3	65.3
PetroChoice Holdings, LLC	Provider of lubrication solutions	1/2017	10.0%	162.4	162.4
Power Buyer, LLC	Provider of emergency maintenance services for power transmission, distribution, and substation infrastructure	12/2018	8.8%	208.0	208.0
Powersport Auctioneer Holdings, LLC(5)	Powersport vehicle auction operator	12/2016	8.5%	40.7	40.7
Pregis Corporation, Pregis Intellipack Corp. and Pregis Innovative Packaging Inc.(3)	Provider of highly-customized and tailored protective packaging solutions	3/2017	7.8%	125.9	125.9
PSSI Holdings, LLC	Provider of mission-critical outsourced cleaning and sanitation services to the food processing industry	6/2017	6.8%	161.7	161.7
Selig Sealing Products, Inc.	Manufacturer of container sealing products for rigid packaging applications	7/2018	7.8%	169.6	169.6
Singer Sewing Company	Manufacturer of consumer sewing machines	6/2017	7.3%	199.0	199.0
Strategic Partners, Inc.	Designer, manufacturer and distributor of medical uniforms	8/2018	7.8%	234.4	234.4
Talent Partners G.P. and Print Payroll Services, G.P.	Provider of technology-enabled payroll to the advertising industry	10/2017	8.0%	65.5	65.5

(dollar amounts in millions)
SSLP Loan Portfolio as of December 31, 2012
Portfolio Company	Business Description	Maturity Date	Stated Interest Rate(1)	Principal Amount	Fair Value(2)
The Teaching Company, LLC and The Teaching Company Holdings, Inc.(3)(5)	Education publications provider	3/2017	9.0%	113.9	113.9
WB Merger Sub, Inc.	Importer, distributor and developer of premium wine and spirits	12/2016	9.0%	164.2	164.2

				$5,998.1	$5,972.7

(1)
Represents the weighted average annual stated interest rate as of December 31, 2012. All interest rates are payable in cash.

(2)
Represents the fair value in accordance with ASC (as defined below) 820-10. The determination of such fair value is not included in the Company's board of directors valuation process described elsewhere herein.

(3)
The Company also holds a portion of this company's first lien senior secured loan.

(4)
The Company also holds this company's second lien senior secured loan.

(5)
The Company holds an equity investment in this company.

        The amortized cost and fair value of the SSLP Certificates held by the Company were $1.4 billion and $1.4 billion, respectively, as of June 30, 2013 and $1.2 billion and $1.3 billion, respectively, as of December 31, 2012. The SSLP Certificates pay a weighted average contractual coupon of three month LIBOR plus approximately 8.0% and also entitle the holders thereof to receive a portion of the excess cash flow from the underlying loan portfolio, which may result in a return to the holders of the SSLP Certificates that is greater than both the contractual coupon on the SSLP Certificates as well as the weighted average yield on the SSLP's portfolio of 7.5% and 8.0% as of June 30, 2013 and December 31, 2012, respectively. The Company's yield on its investment in the SSLP at fair value was 15.2% and 15.4% as of June 30, 2013 and December 31, 2012, respectively. For the three and six months ended June 30, 2013, the Company earned interest income of $53.4 million and $102.0 million, respectively, from its investment in the SSLP Certificates. For the three and six months ended June 30, 2012, the Company earned interest income of $44.5 million and $87.7 million, respectively, from its investment in the SSLP Certificates.

        The Company is also entitled to certain fees in connection with the SSLP. For the three and six months ended June 30, 2013, in connection with the SSLP, the Company earned capital structuring service, sourcing and other fees totaling $15.1 million and $22.9 million, respectively. For the three and six months ended June 30, 2012, in connection with the SSLP, the Company earned capital structuring service, sourcing and other fees totaling $11.7 million and $25.6 million, respectively.

        Effective March 30, 2012, Ares Capital Management assumed from the Company the role of co-manager of the SSLP. However, this change did not impact the Company's economics in respect of its participation in the SSLP and Ares Capital Management does not receive any remuneration in respect of its co-manager role.

        Selected financial information for the SSLP as of and for the year ended December 31, 2012 is as follows:

(in millions)	As of and for the Year Ended December 31, 2012
Selected Balance Sheet Information:
Investments in loans receivable, net of discount for loan origination fees	$5,952.3
Cash and other assets	$369.2
Total assets	$6,321.5
Senior notes	$4,840.4
Other liabilities	$46.9
Total liabilities	$4,887.3
Subordinated certificates and members' capital	$1,434.2
Total liabilities and members' capital	$6,321.5
Selected Statement of Operations Information:
Total revenues	$479.4
Total expenses	$258.7
Net income	$220.7

RESULTS OF OPERATIONS

For the three and six months ended June 30, 2013 and 2012

        Operating results for the three and six months ended June 30, 2013 and 2012 were as follows:

	Three months ended		Six months ended
(in millions)	June 30, 2013	June 30, 2012	June 30, 2013	June 30, 2012
Total investment income	$206.1	$177.6	$401.2	$345.3
Total expenses	108.6	86.8	200.8	174.8

Net investment income before income taxes	97.5	90.8	200.4	170.5
Income tax expense, including excise tax	3.9	2.9	7.7	5.6

Net investment income	93.6	87.9	192.7	164.9
Net realized gains (losses) on investments	8.6	(38.9)	20.3	(46.5)
Net unrealized gains on investments	31.3	44.6	0.8	80.8
Realized loss on extinguishment of debt	—	(2.7)	—	(2.7)

Net increase in stockholder's equity resulting from operations	$133.5	$90.9	$213.8	$196.5

        Net income can vary substantially from period to period due to various factors, including acquisitions, the level of new investment commitments, the recognition of realized gains and losses and unrealized appreciation and depreciation. As a result, quarterly comparisons of net income may not be meaningful.

Investment Income

	For the three months ended		For the six months ended
(in millions)	June 30, 2013	June 30, 2012	June 30, 2013	June 30, 2012
Interest income from investments	$158.0	$138.0	$302.2	$270.9
Capital structuring service fees	24.1	21.3	30.1	38.9
Dividend income	15.8	8.9	47.9	18.2
Management and other fees	5.0	4.5	9.5	9.4
Other income	3.2	4.9	11.5	7.9

Total investment income	$206.1	$177.6	$401.2	$345.3

        The increase in interest income from investments for the three months ended June 30, 2013 from the comparable period in 2012 was primarily due to the increase in the size of the portfolio, which increased from an average of $5.3 billion at amortized cost for the three months ended June 30, 2012 to an average of $6.3 billion at amortized cost for the comparable period in 2013. The increase in capital structuring service fees for the three months ended June 30, 2013 as compared to the comparable period in 2012 was primarily due to the increase in new investment commitments, which increased from $0.7 billion for the three months ended June 30, 2012 to $1.2 billion for the comparable period in 2013, offset by the decrease in the average capital structuring service fees received as a percentage of total new investment commitments, which decreased from 2.9% for the three months ended June 30, 2012 to 2.0% for the three months ended June 30, 2013. For the three months ended June 30, 2013, dividend income included $10.0 million in dividend payments from IHAM as compared to $4.8 million for the comparable period in 2012. The decrease in other income for the three months ended June 30, 2013 from the comparable period in 2012 was primarily attributable to lower amendment fees.

        The increase in interest income from investments for the six months ended June 30, 2013 from the comparable period in 2012, was primarily due to the increase in the size of the portfolio, which increased from an average of $5.2 billion at amortized cost for the six months ended June 30, 2012 to an average of $6.1 billion at amortized cost for the comparable period in 2013. Even though new investment commitments increased from $1.1 billion for the six months ended June 30, 2012 to $1.6 billion for the comparable period in 2013, capital structuring service fees decreased for the six months ended June 30, 2013 as compared to 2012 primarily due to the decrease in the average capital structuring service fees received as a percentage of total new investment commitments, which decreased from 3.5% in 2012 to 1.9% in 2013. For the six months ended June 30, 2013, dividend income included $37.4 million in dividend payments from IHAM as compared to $9.5 million for the comparable period in 2012. The dividend from IHAM for the six months ended June 30, 2013 included an additional dividend of $17.4 million that was paid in the first quarter of 2013 in addition to the quarterly dividend generally paid by IHAM. IHAM paid the additional dividend out of accumulated earnings that had previously been retained by IHAM. The increase in other income for the six months ended June 30, 2013 was primarily attributable to higher amendment fees.

Operating Expenses

	Three months ended		Six months ended
(in millions)	June 30, 2013	June 30, 2012	June 30, 2013	June 30, 2012
Interest and credit facility fees	$40.3	$35.0	$79.6	$67.8
Base management fees	24.9	20.8	48.1	40.8
Incentive fees related to pre-incentive fee net investment income	25.4	22.1	49.2	42.8
Incentive fees related to capital gains per GAAP	8.0	0.6	4.2	6.3
Professional fees	3.7	3.5	6.9	7.2
Administrative fees	2.6	2.2	5.2	4.5
Other general and administrative	3.7	2.6	7.6	5.4

Total expenses	$108.6	$86.8	$200.8	$174.8

        Interest and credit facility fees for the three and six months ended June 30, 2013 and 2012, were comprised of the following:

	For the three months ended		For the six months ended
(in millions)	June 30, 2013	June 30, 2012	June 30, 2013	June 30, 2012
Stated interest expense	$31.8	$27.8	$61.7	$53.2
Facility fees	1.8	1.2	4.4	2.5
Amortization of debt issuance cost	3.4	3.2	6.9	6.7
Accretion of discount on notes payable	3.3	2.8	6.6	5.4

Total interest and credit facility fees	$40.3	$35.0	$79.6	$67.8

        Stated interest expense for the three months ended June 30, 2013 increased from the comparable period in 2012 due to the increase in the average principal amount of debt outstanding and an increase in the weighted average stated interest rate. For the three months ended June 30, 2013, we had $2.4 billion in average principal debt outstanding as compared to $2.2 billion for the comparable period in 2012, and the weighted average stated interest rate on our outstanding debt was 5.3% for the three months ended June 30, 2013 as compared to 5.0% for the comparable period in 2012. The higher weighted average stated interest rate for the three months ended June 30, 2013 relates to having borrowed, on a relative basis, less from our lower-cost floating rate revolving debt facilities and having more fixed rate term debt outstanding.

        Stated interest expense for the six months ended June 30, 2013 increased from the comparable period in 2012 due to the increase in the average principal amount of debt outstanding and an increase in the weighted average stated interest rate. For the six months ended June 30, 2013, we had $2.2 billion in average principal debt outstanding as compared to $2.1 billion for the comparable period in 2012, and the weighted average stated interest rate on our outstanding debt was 5.5% for the six months ended June 30, 2013 as compared to 5.1% for the comparable period in 2012. The higher weighted average stated interest rate for the six months ended June 30, 2013 relates to having borrowed, on a relative basis, less from our lower-cost floating rate revolving debt facilities and having more fixed rate term debt outstanding.

        The increase in base management fees and incentive fees related to pre-incentive fee net investment income for the three and six months ended June 30, 2013 from the comparable periods in 2012 were primarily due to the increase in the size of the portfolio and in the case of incentive fees, the related increase in pre-incentive fee net investment income.

        For the three and six months ended June 30, 2013, the capital gains incentive fee expense accrual calculated in accordance with GAAP was $8.0 million and $4.2 million, respectively. For the three and six months ended June 30, 2012, the capital gains incentive fee expense accrued under GAAP was $0.6 million and $6.3 million, respectively. The capital gains incentive fee accrued under GAAP includes an accrual related to unrealized capital appreciation, whereas the capital gains incentive fee actually payable under our investment advisory and management agreement does not. There can be no assurance that such unrealized capital appreciation will be realized in the future. The accrual for any capital gains incentive fee under GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reduction of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual. As of June 30, 2013, the total capital gains incentive fee accrual calculated in accordance with GAAP was $73.5 million (included in management and incentive fees payable in the consolidated balance sheet). However, as of June 30, 2013, there was no Capital Gains Fee actually payable under our investment advisory and management agreement. See Note 3 to the Company's consolidated financial statements for the three and six months ended June 30, 2013 for more information on the base management and incentive fees.

        Professional fees include legal, accounting, valuation and other professional fees incurred related to the management of the Company. Administrative fees represent fees paid to Ares Operations for our allocable portion of overhead and other expenses incurred by Ares Operations in performing its obligations under the administration agreement, including our allocable portion of the cost of certain of our executive officers and their respective staffs. Other general and administrative expenses include rent, insurance, depreciation, director's fees and other costs.

Income Tax Expense, Including Excise Tax

        The Company has elected to be treated as a RIC under the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, the Company must, among other things, timely distribute to its stockholders generally at least 90% of its investment company taxable income, as defined by the Code, for each year. In order to maintain its RIC status, the Company, among other things, has made and intends to continue to make the requisite distributions to its stockholders which will generally relieve the Company from U.S. federal corporate-level income taxes.

        Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year dividend distributions from such current year taxable income into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such income, the Company accrues excise tax on estimated excess taxable income as such taxable income is earned. For the three and six months ended June 30, 2013, a net expense of $3.0 million and $6.0 million was recorded for U.S. federal excise tax, respectively. For the three and six months ended June 30, 2012, a net expense of $2.0 million and $4.0 million was recorded for U.S. federal excise tax, respectively.

        Certain of our consolidated subsidiaries are subject to U.S. federal and state income taxes. For the three and six months ended June 30, 2013, we recorded a tax expense of approximately $0.9 million and $1.7 million, respectively, for these subsidiaries. For the three and six months ended June 30, 2012, we recorded a tax expense of approximately $0.9 million and $1.6 million, respectively, for these subsidiaries.

Net Realized Gains/Losses

        During the three months ended June 30, 2013, the Company had $400.4 million of sales, repayments or exits of investments resulting in $8.6 million of net realized gains. These sales, repayments or exits included $35.0 million of investments sold to IHAM and certain vehicles managed by IHAM. A net realized gain of $0.1 million was recorded on these transactions. See Note 12 to the Company's consolidated financial statements for the three and six months ended June 30, 2013 for more detail on IHAM and its managed vehicles. Net realized gains of $8.6 million on investments were comprised of $9.6 million of gross realized gains and $1.0 million of gross realized losses.

        The realized gains and losses on investments during the three months ended June 30, 2013 consisted of the following:

(in millions) Portfolio Company	Net Realized Gains (Losses)
Performance Food Group, Inc. and Wellspring Distribution Corp.	$4.1
Senior Secured Loan Fund LLC	2.5
BenefitMall Holdings Inc.	2.0
Promo Works, LLC	(1.0)
Other, net	1.0

Total	$8.6

        During the three months ended June 30, 2012, the Company had $416.8 million of sales, repayments or exits of investments resulting in $38.9 million of net realized losses. These sales, repayments or exits included $30.0 million of investments sold to IHAM and certain vehicles managed by IHAM. A net realized loss of $0.8 million was recorded on these transactions. Net realized losses of $38.9 million on investments were comprised of $26.3 million of gross realized gains and $65.2 million of gross realized losses.

        The realized gains and losses on investments during the three months ended June 30, 2012 consisted of the following:

(in millions) Portfolio Company	Net Realized Gains (Losses)
BenefitMall Holdings, Inc.	$12.9
Things Remembered Inc. and TRM Holdings Corporation	9.5
Crescent Hotels & Resorts, LLC	(5.5)
Making Memories Wholesale, Inc.	(11.1)
Prommis Solutions, LLC	(46.8)
Other, net	2.1

Total	$(38.9)

        During the six months ended June 30, 2013, the Company had $636.1 million of sales, repayments or exits of investments resulting in $20.3 million of net realized gains. These sales, repayments or exits included $35.0 million of investments sold to IHAM or certain funds managed by IHAM. A net realized gain of $0.1 million was recorded on these transactions. Net realized gains on investments were comprised of $21.3 million of gross realized gains and $1.0 million of gross realized losses.

        The realized gains and losses on investments during the six months ended June 30, 2013 consisted of the following:

(in millions) Portfolio Company	Net Realized Gains (Losses)
Performant Financial Corporation	$6.7
Performance Food Group, Inc. and Wellspring Distribution Corp	4.1
Senior Secured Loan Fund LLC	3.6
BenefitMall Holdings Inc.	2.0
Promo Works, LLC	(1.0)
Other, net	4.9

Total	$20.3

        During the six months ended June 30, 2012, the Company had $727.9 million of sales, repayments or exits of investments resulting in $46.6 million of net realized losses. These sales, repayments or exits included $36.1 million of investments sold to IHAM and certain vehicles managed by IHAM. A net realized loss of $0.8 million was recorded on these transactions. Net realized losses on investments were comprised of $26.6 million of gross realized gains and $73.2 million of gross realized losses.

        The realized gains and losses on investments during the six months ended June 30, 2012 consisted of the following:

(in millions) Portfolio Company	Net Realized Gains (Losses)
BenefitMall Holdings Inc.	$12.9
Things Remembered Inc. and TRM Holdings Corporation	9.5
Crescent Hotels & Resorts, LLC	(5.5)
LVCG Holdings LLC	(6.6)
Making Memories Wholesale, Inc.	(11.1)
Prommis Solutions, LLC	(46.8)
Other, net	1.0

Total	$(46.6)

Net Unrealized Gains/Losses

        We value our portfolio investments quarterly and the changes in value are recorded as unrealized gains or losses. For the three and six months ended June 30, 2013 and 2012, net unrealized gains and losses for the Company's portfolio were comprised of the following:

	For the three months ended		For the six months ended
(in millions)	June 30, 2013	June 30, 2012	June 30, 2013	June 30, 2012
Unrealized appreciation	$62.6	$49.0	$79.4	$100.8
Unrealized depreciation	(28.9)	(51.5)	(65.8)	(76.0)
Net unrealized (appreciation) depreciation reversed related to net realized gains or losses(1)	(2.4)	47.1	(12.8)	56.0

Total net unrealized gains	$31.3	$44.6	$0.8	$80.8

(1)
The net unrealized (appreciation) depreciation reversed related to net realized gains or losses represents the unrealized appreciation or depreciation recorded on the related asset at the end of the prior period.

        The changes in unrealized appreciation and depreciation during the three months ended June 30, 2013 consisted of the following:

(in millions) Portfolio Company	Net Unrealized Appreciation (Depreciation)
Ivy Hill Asset Management, L.P.	$7.0
10th Street, LLC	6.8
Financial Pacific Company	6.8
Component Hardware Group, Inc	5.6
Orion Foods, LLC	4.3
Senior Secured Loan Fund LLC	3.0
Imperial Capital Private Opportunities, L.P.	2.9
American Broadband Communications, LLC	2.2
The Step2 Company, LLC	(2.2)
Campus Management Corp.	(3.4)
Competitor Group, Inc.	(4.1)
Universal Lubricants, LLC	(6.4)
Other, net	11.2

Total	$33.7

        The changes in unrealized appreciation and depreciation during the three months ended June 30, 2012 consisted of the following:

(in millions) Portfolio Company	Net Unrealized Appreciation (Depreciation)
Stag-Parkway, Inc	$6.6
ADF Restaurant Group, LLC	4.3
Firstlight Financial Corporation	4.3
Ivy Hill Asset Management, L.P.	3.8
Savers, Inc.	3.1
Universal Lubricants, LLC	2.1
U.S. Renal Care, Inc.	2.0
Community Education Centers, Inc.	(2.1)
HCP Acquisition Inc	(2.2)
CT Technologies Holdings LLC	(4.6)
MVL Group, Inc	(5.2)
eInstruction Corporation	(7.0)
Orion Foods, LLC	(7.1)
American Broadband Communications, LLC	(8.6)
Other, net	8.1

Total	$(2.5)

        The changes in unrealized appreciation and depreciation during the six months ended June 30, 2013 consisted of the following:

(in millions) Portfolio Company	Net Unrealized Appreciation (Depreciation)
Financial Pacific Company	$7.1
10th Street, LLC	6.8
Component Hardware Group, Inc	6.8
Matrixx Initiatives, Inc.	5.2
Imperial Capital Private Opportunities, L.P.	4.7
American Broadband Communications, LLC	4.3
Orion Foods, LLC	3.8
Senior Secured Loan Fund LLC	3.3
AWTP, LLC	3.1
Apple & Eve, LLC	2.4
The Step2 Company, LLC	(3.4)
ADF Restaurant Group, LLC	(3.4)
Citipostal, Inc.	(4.0)
Competitor Group, Inc.	(4.1)
Campus Management Corp.	(4.5)
Ciena Capital LLC	(5.9)
Universal Lubricants, LLC	(12.7)
Ivy Hill Asset Management, L.P.	(19.4)
Other	23.5

Total	$13.6

        The changes in unrealized appreciation and depreciation during the six months ended June 30, 2012 consisted of the following:

(in millions) Portfolio Company	Net Unrealized Appreciation (Depreciation)
Firstlight Financial Corporation	$10.5
Ivy Hill Asset Management, L.P.	10.4
ADF Restaurant Group, LLC	8.7
Stag-Parkway, Inc	8.0
Savers, Inc.	7.3
The Dwyer Group	3.8
Universal Lubricants, LLC	3.5
Tripwire, Inc.	3.0
ICSH, Inc.	2.4
Campus Management Corp.	2.2
U.S. Renal Care, Inc.	2.2
R3 Education, Inc.	2.0
OnCURE Medical Corp.	(2.4)
HCP Acquisition Holdings, LLC	(2.7)
S.B. Restaurant Company	(3.1)
Matrixx Initiatives, Inc.	(3.5)
RE Community Holdings II, Inc.	(3.8)
CT Technologies Holdings LLC	(4.2)
Community Education Centers, Inc.	(4.5)
MVL Group, Inc.	(5.6)
Orion Foods, LLC	(10.4)
American Broadband Communications, LLC	(11.1)
eInstruction Corporation	(13.4)
Other, net	25.5

Total	$24.8

FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES

        The Company's liquidity and capital resources are generated primarily from the net proceeds of public offerings of equity and debt securities, advances from the Revolving Credit Facility, the Revolving Funding Facility and the SMBC Funding Facility (each as defined below and together, the "Facilities"), net proceeds from the issuance of other securities, including convertible unsecured notes as well as cash flows from operations.

        As of June 30, 2013, the Company had $100.5 million in cash and cash equivalents and $2.6 billion in total debt outstanding at carrying value ($2.7 billion at principal amount). Subject to leverage and borrowing base restrictions, the Company had approximately $1.2 billion available for additional borrowings under the Facilities as of June 30, 2013.

        We may from time to time seek to retire or repurchase our common stock through cash purchases, as well as retire, cancel or purchase our outstanding debt through cash purchases and/or exchanges, in open market purchases, privately negotiated transactions or otherwise. Such repurchases or exchanges, if any, will depend on prevailing market conditions, our liquidity requirements, contractual and regulatory restrictions and other factors. The amounts involved may be material. In addition, we may from time to time enter into additional debt facilities, increase the size of existing facilities or issue additional debt securities, including unsecured debt and/or debt securities convertible into common stock. Any such incurrence or issuance would be subject to prevailing market conditions, our liquidity requirements, contractual and regulatory restrictions and other factors. In accordance with the Investment Company Act, with certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, calculated pursuant to the Investment Company Act, is at least 200% after such borrowing.

Equity Issuances

        The following table summarizes the total shares issued and proceeds we received in underwritten public offerings of our common stock net of underwriting and offering costs for the six months ended June 30, 2013:

(in millions, except per share data)	Shares issued	Offering price per share		Proceeds net of underwriting and offering costs
April 2013 public offering	19.1	$17.43	(1)	$333.2

Total for the six months ended June 30, 2013	19.1	$17.43	(1)	$333.2

(1)
The shares were sold to the underwriters for a price of $17.43 per share, which the underwriters were then permitted to sell at variable prices. The underwriters have advised that the average price paid by the public for such shares was $17.61.

        As of June 30, 2013, total equity market capitalization for the Company was $4.6 billion compared to $4.4 billion as of December 31, 2012.

Debt Capital Activities

        Our debt obligations consisted of the following as of June 30, 2013 and December 31, 2012:

	As of
	June 30, 2013					December 31, 2012
(in millions)	Total Aggregate Principal Amount Available/ Outstanding(1)		Principal Amount	Carrying Value		Total Aggregate Principal Amount Available/ Outstanding(1)	Principal Amount	Carrying Value
Revolving Credit Facility	$930.0	(2)	$288.0	$288.0		$900.0	$—	$—
Revolving Funding Facility	620.0	(3)	372.0	372.0		620.0	300.0	300.0
SMBC Funding Facility	400.0		—	—		400.0	—	—
February 2016 Convertible Notes	575.0		575.0	552.4	(4)	575.0	575.0	548.5	(4)
June 2016 Convertible Notes	230.0		230.0	220.2	(4)	230.0	230.0	218.8	(4)
2017 Convertible Notes	162.5		162.5	158.8	(4)	162.5	162.5	158.3	(4)
2018 Convertible Notes	270.0		270.0	263.4	(4)	270.0	270.0	262.8	(4)
February 2022 Notes	143.8		143.8	143.8		143.8	143.8	143.8
October 2022 Notes	182.5		182.5	182.5		182.5	182.5	182.5
2040 Notes	200.0		200.0	200.0		200.0	200.0	200.0
2047 Notes	230.0		230.0	181.3	(5)	230.0	230.0	181.2	(5)

	$3,943.8		$2,653.8	$2,562.4		$3,913.8	$2,293.8	$2,195.9

(1)
Subject to borrowing base and leverage restrictions. Represents the total aggregate amount committed or outstanding, as applicable, under such instrument.

(2)
Provides for a feature that allows the Company, under certain circumstances, to increase the size of the Revolving Credit Facility to a maximum of $1,400.0 million.

(3)
Provides for a feature that allows the Company and the Company's consolidated subsidiary, Ares Capital CP Funding, LLC ("Ares Capital CP"), under certain circumstances, to increase the size of the Revolving Funding Facility to a maximum of $865.0 million.

(4)
Represents the aggregate principal amount outstanding of the Convertible Unsecured Notes (as defined below) less the unaccreted discount initially recorded upon issuance of the Convertible Unsecured Notes. The total unaccreted discount for the February 2016 Convertible Notes, the June 2016 Convertible Notes, the 2017 Convertible Notes, and the 2018 Convertible Notes (each as defined below) was $22.6 million, $9.8 million, $3.7 million and $6.6 million, respectively, as of June 30, 2013. The total unaccreted discount for the February 2016 Convertible Notes, the June 2016 Convertible Notes, the 2017 Convertible Notes and the 2018 Convertible Notes was $26.5 million, $11.2 million, $4.2 million and $7.2 million, respectively, as of December 31, 2012.

(5)
Represents the aggregate principal amount outstanding less the unaccreted purchased discount. The total unaccreted purchased discount on the 2047 Notes (as defined below) was $48.7 million and $48.8 million as of June 30, 2013 and December 31, 2012.

        The weighted average stated interest rate and weighted average maturity, both on aggregate principal amount, of all our debt outstanding as of June 30, 2013 were 5.0% and 8.7 years, respectively and as of December 31, 2012 were 5.5% and 9.8 years, respectively. The ratio of total carrying value of debt outstanding to stockholders' equity as of June 30, 2013 was 0.59:1.00 compared to 0.55:1.00 as of December 31, 2012.

        In accordance with the Investment Company Act, with certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, calculated pursuant to the Investment Company Act, is at least 200% after such borrowing. As of June 30, 2013, our asset coverage was 270%.

Revolving Credit Facility

        In December 2005, we entered into a senior secured revolving credit facility (as amended and restated, the "Revolving Credit Facility"), which allows us to borrow up to $930 million as of June 30, 2013 at any one time outstanding. The end of the revolving period and the stated maturity date for the Revolving Credit Facility are May 4, 2017 and May 4, 2018, respectively. The Revolving Credit Facility also provides for a feature that allows us, under certain circumstances, to increase the size of the facility to a maximum of $1.4 billion. The interest rate charged on the Revolving Credit Facility is based on LIBOR plus an applicable spread of 2.00% or a "base rate" (as defined in the agreements governing the Revolving Credit Facility) plus an applicable spread of 1.00%. Additionally, we are required to pay a commitment fee of 0.375% per annum on any unused portion of the Revolving Credit Facility. As of June 30, 2013 the principal amount outstanding under the Revolving Credit Facility was $288.0 million and we were in compliance in all material respects with the terms of the Revolving Credit Facility. See "Recent Developments", as well as Note 15 to our consolidated financial statements for the three and six months ended June 30, 2013 for more information on the Revolving Credit Facility.

Revolving Funding Facility

        In October 2004, we established through Ares Capital CP, a revolving funding facility (as amended, the "Revolving Funding Facility"), which allows Ares Capital CP to borrow up to $620 million at any one time outstanding. The Revolving Funding Facility is secured by all of the assets held by, and its membership interest in, Ares Capital CP. The end of the reinvestment period and the stated maturity date for the Revolving Funding Facility are April 18, 2015 and April 18, 2017, respectively. The Revolving Funding Facility also provides for a feature that allows, under certain circumstances, for an increase in the size of the facility to a maximum of $865 million. The interest rate charged on the Revolving Funding Facility is one month LIBOR plus an applicable spread ranging from 2.25% to 2.50% over LIBOR and ranging from 1.25% to 1.50% over "base rate," (as defined in the agreements governing the Revolving Funding Facility) in each case, determined monthly based on the composition of the borrowing base relative to outstanding borrowings under the facility. Additionally, we are required to pay a commitment fee of between 0.50% and 1.75% depending on the size of the unused portion of the Revolving Funding Facility. As of June 30, 2013, the principal amount outstanding under the Revolving Funding Facility was $372.0 million and we and Ares Capital CP were in compliance in all material respects with the terms of the Revolving Funding Facility.

SMBC Funding Facility

        In January 2012, we established through our consolidated subsidiary, Ares Capital JB Funding LLC, ("ACJB"), a revolving funding facility (as amended, the "SMBC Funding Facility"), which allows ACJB to borrow up to $400 million at any one time outstanding. The SMBC Funding Facility is secured by all of the assets held by ACJB. The end of the reinvestment period and the stated maturity date for the SMBC Funding Facility are September 14, 2015 and September 14, 2020, respectively. The reinvestment period and the stated maturity date are both subject to two one-year extensions by mutual agreement. The interest rate charged on the SMBC Funding Facility is based on one month LIBOR plus an applicable spread of 2.125% or a "base rate" (as defined in the agreements governing the SMBC Funding Facility) plus an applicable spread of 1.125%. ACJB is not required to pay a commitment fee until September 15, 2013, at which time ACJB is required to pay a commitment fee of 0.50% depending on the size of the unused portion of the SMBC Funding Facility. As of June 30, 2013, there were no amounts outstanding under the SMBC Funding Facility and we and ACJB were in compliance in all material respects with the terms of the SMBC Funding Facility.

Convertible Unsecured Notes

        In January 2011, we issued $575 million aggregate principal amount of unsecured convertible senior notes that mature on February 1, 2016, unless previously converted or repurchased in accordance with their terms (the "February 2016 Convertible Notes"). In March 2011, we issued $230 million aggregate principal amount of unsecured convertible senior notes that mature on June 1, 2016, unless previously converted or repurchased in accordance with their terms (the "June 2016 Convertible Notes"). In March 2012, we issued $162.5 million aggregate principal amount of unsecured convertible senior notes that mature on March 15, 2017, unless previously converted or repurchased in accordance with their terms (the "2017 Convertible Notes"). In the fourth quarter of 2012, we issued $270.0 million aggregate principal amount of unsecured convertible senior notes that mature on January 15, 2018, unless previously converted or repurchased in accordance with their terms (the "2018 Convertible Notes" and together with the February 2016 Convertible Notes, the June 2016 Convertible Notes and the 2017 Convertible Notes, the "Convertible Unsecured Notes"). We do not have the right to redeem the Convertible Unsecured Notes prior to maturity. The February 2016 Convertible Notes, the June 2016 Convertible Notes, the 2017 Convertible Notes and the 2018 Convertible Notes bear interest at a rate of 5.750%, 5.125%, 4.875% and 4.750%, respectively, per year, payable semi-annually.

        In certain circumstances, the Convertible Unsecured Notes will be convertible into cash, shares of our common stock or a combination of cash and shares of our common stock, at our election, at their respective conversion rates (listed below as of June 30, 2013) subject to customary anti-dilution adjustments and the requirements of their respective indenture (the "Convertible Unsecured Notes Indentures"). Prior to the close of business on the business day immediately preceding their respective conversion date (listed below), holders may convert their Convertible Unsecured Notes only under certain circumstances set forth in the respective Convertible Unsecured Notes Indenture. On or after their respective conversion dates until the close of business on the scheduled trading day immediately preceding their respective maturity date, holders may convert their Convertible Unsecured Notes at any time. In addition, if we engage in certain corporate events as described in their respective Convertible Unsecured Notes Indenture, holders of the Convertible Unsecured Notes may require us to repurchase for cash all or part of the Convertible Unsecured Notes at a repurchase price equal to 100% of the principal amount of the Convertible Unsecured Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

        Certain key terms related to the convertible features for each of the Convertible Unsecured Notes are listed below.

	February 2016 Convertible Notes	June 2016 Convertible Notes	2017 Convertible Notes	2018 Convertible Notes
Conversion premium	17.5%	17.5%	17.5%	17.5%
Closing stock price at issuance	$16.28	$16.20	$16.46	$16.91
Closing stock price date	January 19, 2011	March 22, 2011	March 8, 2012	October 3, 2012
Conversion price as of June 30, 2013(1)	$18.83	$18.74	$19.19	$19.81
Conversion rate as of June 30, 2013 (shares per one thousand dollar principal amount)(1)	53.1133	53.3757	52.1210	50.4731
Conversion dates	August 15, 2015	December 15, 2015	September 15, 2016	July 15, 2017

(1)
Represents conversion rate and conversion price, as applicable, taking into account certain de minimis adjustments that will be made on the conversion date.

        See "Recent Developments" and Note 15 to our consolidated financial statements for the three and six months ended June 30, 2013 for information regarding an additional issuance of unsecured convertible senior notes.

Unsecured Notes

  February 2022 Notes

        In February 2012, we issued $143.8 million in aggregate principal amount of senior unsecured notes, which bear interest at a rate of 7.00% per year and mature on February 15, 2022 (the "February 2022 Notes"). The February 2022 Notes require payment of interest quarterly, and all principal is due upon maturity. These notes are redeemable in whole or in part at any time or from time to time at our option on or after February 15, 2015, at a par redemption price of $25.00 per security plus accrued and unpaid interest.

  October 2022 Notes

        In September 2012 and October 2012, we issued $182.5 million in aggregate principal amount of senior unsecured notes, which bear interest at a rate of 5.875% per year and mature on October 1, 2022 (the "October 2022 Notes"). The October 2022 Notes require payment of interest quarterly and all principal is due upon maturity. These notes are redeemable in whole or in part at any time or from time to time at our option on or after October 1, 2015, at a par redemption price of $25.00 per security plus accrued and unpaid interest.

  2040 Notes

        In October 2010, we issued $200.0 million in aggregate principal amount of senior unsecured notes which bear interest at a rate of 7.75% and mature on October 15, 2040 (the "2040 Notes"). The 2040 Notes require payment of interest quarterly, and all principal is due upon maturity. These notes are redeemable in whole or in part at any time or from time to time at our option on or after October 15, 2015, at a par redemption price of $25.00 per security plus accrued and unpaid interest.

  2047 Notes

        As part of the Allied Acquisition, we assumed $230.0 million aggregate principal amount of senior unsecured notes which bear interest at a rate of 6.875% and mature on April 15, 2047 (the "2047 Notes" and together with the February 2022 Notes, the October 2022 Notes and the 2040 Notes, the "Unsecured Notes"). The 2047 Notes require payment of interest quarterly, and all principal is due upon maturity. These notes are redeemable in whole or in part at any time or from time to time at our option, at a par redemption price of $25.00 per security plus accrued and unpaid interest and upon the occurrence of certain tax events as described in the indenture governing the 2047 Notes.

        As of June 30, 2013 we were in compliance in all material respects with the terms of the indentures governing the Unsecured Notes.

        The Convertible Unsecured Notes and the Unsecured Notes are our senior unsecured obligations and rank senior in right of payment to our existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Unsecured Notes and the Unsecured Notes; equal in right of payment to our existing and future unsecured indebtedness that is not expressly subordinated; effectively junior in right of payment to any of our secured indebtedness (including existing unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

        See Note 5 to our consolidated financial statements for the three and six months ended June 30, 2013 for more detail on the Company's debt obligations.

OFF BALANCE SHEET ARRANGEMENTS

        The Company has various commitments to fund investments in its portfolio, as described below.

        As of June 30, 2013 and December 31, 2012, the Company had the following commitments to fund various revolving and delayed draw senior secured and subordinated loans, including commitments to fund which are at (or substantially at) the Company's discretion:

	As of
(in millions)	June 30, 2013	December 31, 2012
Total revolving and delayed draw commitments	$568.9	$441.6
Less: funded commitments	(93.0)	(82.1)

Total unfunded commitments	475.9	359.5
Less: commitments substantially at discretion of the Company	(16.0)	(6.0)
Less: unavailable commitments due to borrowing base or other covenant restrictions	(2.2)	(0.6)

Total net adjusted unfunded revolving and delayed draw commitments	$457.7	$352.9

        Included within the total revolving and delayed draw commitments as of June 30, 2013 were commitments to issue up to $36.9 million in standby letters of credit through a financial intermediary on behalf of certain portfolio companies. As of June 30, 2013, the Company had $16.8 million in standby letters of credit issued and outstanding under these commitments on behalf of the portfolio companies. In addition to these letters of credit included as a part of the total revolving and delayed draw commitments to portfolio companies, as of June 30, 2013 the Company also had $27.0 of standby letters of credit issued and outstanding on behalf of other portfolio companies. For all these standby letters of credit issued and outstanding, the Company would be required to make payments to third parties if the portfolio companies were to default on their related payment obligations. None of these letters of credit issued and outstanding are recorded as a liability on the Company's balance sheet as such letters of credit are considered in the valuation of the investments in the portfolio company. Of these letters of credit, $31.1 million expire in 2013 and $12.7 million expire in 2014.

        As of June 30, 2013 and December 31, 2012, the Company was party to subscription agreements to fund equity investments in private equity investment partnerships as follows:

	As of
(in millions)	June 30, 2013	December 31, 2012
Total private equity commitments	$134.7	$131.0
Less: funded private equity commitments	(71.2)	(66.5)

Total unfunded private equity commitments	63.5	64.5
Less: private equity commitments substantially at discretion of the Company	(48.0)	(53.1)

Total net adjusted unfunded private equity commitments	$15.5	$11.4

        In addition, as of June 30, 2013 and December 31, 2012, the Company had outstanding guarantees or similar obligations on behalf of certain portfolio companies totaling $0.8 million.

        In the ordinary course of business, we may sell certain of our investments to third party purchasers. In particular, in connection with the sale of certain controlled portfolio company equity investments (as well as certain other sales) we have, and may continue to do so in the future, agreed to indemnify such purchasers for future liabilities arising from the investments and the related sale transaction. Such indemnification provisions may give rise to future liabilities.

        As of June 30, 2013, one of the Company's portfolio companies, Ciena Capital LLC ("Ciena"), had one non-recourse securitization Small Business Administration ("SBA") loan warehouse facility, which has reached its maturity date but remains outstanding. Ciena is working with the providers of the SBA loan warehouse facility with regard to the repayment of that facility. Allied Capital had previously issued a performance guaranty (which Ares Capital succeeded to as a result of the Allied Acquisition) whereby Ares Capital must indemnify the warehouse providers for any damages, losses, liabilities and related costs and expenses that they may incur as a result of Ciena's failure to perform any of its obligations as loan originator, loan seller or loan servicer under the warehouse facility. As of June 30, 2013, there were no known issues or claims with respect to this performance guaranty.

RECENT DEVELOPMENTS

        In July 2013, we increased total commitments of the Revolving Credit Facility from $930 million to $955 million. In September 2013, we further increased total commitments of the Revolving Credit Facility from $955 million to $1,035 million.

        In July 2013, we issued the 2019 Convertible Notes that mature on January 15, 2019, unless previously converted or repurchased in accordance with their terms. We do not have the right to redeem the 2019 Convertible Notes prior to maturity. The 2019 Convertible Notes bear interest at a rate of 4.375% per year, payable semi-annually commencing on January 15, 2014. In certain circumstances, the 2019 Convertible Notes will be convertible into cash, shares of our common stock or a combination of cash and shares of our common stock, at our election, at an initial conversion rate of 49.6044 shares of common stock per one thousand dollar principal amount of the 2019 Convertible Notes, which was equivalent to an initial conversion price of approximately $20.16 per share of our common stock, subject to customary anti-dilution adjustments. The initial conversion price was approximately 15% above the $17.53 per share closing price of our common stock on July 15, 2013.

CRITICAL ACCOUNTING POLICIES

Basis of Presentation

        The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with GAAP, and include the accounts of the Company and its consolidated subsidiaries. The consolidated financial statements reflect all adjustments and reclassifications that, in the opinion of management, are necessary for the fair presentation of the results of the operations and financial condition as of and for the periods presented. All significant intercompany balances and transactions have been eliminated.

Cash and Cash Equivalents

        Cash and cash equivalents include funds from time to time deposited with financial institutions and short-term, liquid investments in a money market fund. Cash and cash equivalents are carried at cost which approximates fair value.

Concentration of Credit Risk

        The Company places its cash and cash equivalents with financial institutions and, at times, cash held in money market accounts may exceed the Federal Deposit Insurance Corporation insured limit.

Investments

        Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. Unrealized gains or losses primarily reflect the change in investment values, including the reversal of previously recorded unrealized gains or losses when gains or losses are realized. Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, we look at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available (i.e., substantially all of our investments) are valued at fair value as determined in good faith by our board of directors, based on, among other things, the input of our investment adviser, audit committee and independent third-party valuation firms that have been engaged at the direction of our board of directors to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing 12 month period, (with certain de minimis exceptions) and under a valuation policy and a consistently applied valuation process. The valuation process is conducted at the end of each fiscal quarter, and a minimum of 50% of our portfolio at fair value is subject to review by an independent valuation firm each quarter. In addition, our independent registered public accounting firm obtains an understanding of, and performs select procedures relating to, our investment valuation process within the context of performing the integrated audit.

        As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments: the enterprise value of a portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to any similar publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate our valuation.

        Because there is not a readily available market value for most of the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by our board of directors, as described herein. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize significantly less than the value at which we have recorded it.

        In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

        Our board of directors undertakes a multi-step valuation process each quarter, as described below:

  •
  Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment in conjunction with our portfolio management team.

  •
  Preliminary valuations are reviewed and discussed with our investment adviser's management and investment professionals, and then valuation recommendations are presented to our board of directors.

  •
  The audit committee of our board of directors reviews these valuations, as well as the input of third parties, including independent third-party valuation firms, with respect to the valuations of a minimum of 50% of our portfolio at fair value.

  •
  Our board of directors discusses valuations and ultimately determines the fair value of each investment in our portfolio without a readily available market quotation in good faith based on, among other things, the input of our investment adviser, audit committee and, where applicable, independent third-party valuation firms.

Interest and Dividend Income Recognition

        Interest income is recorded on an accrual basis and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

        Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current. The Company may make exceptions to this if the loan has sufficient collateral value and is in the process of collection.

        Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies.

Payment-in-Kind Interest

        The Company has loans in its portfolio that contain PIK provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain the Company's status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends even though the Company has not yet collected the cash.

Capital Structuring Service Fees and Other Income

        The Company's investment adviser seeks to provide assistance to our portfolio companies in connection with the Company's investments and in return the Company may receive fees for capital structuring services. These fees are generally only available to the Company as a result of the Company's underlying investments, are normally paid at the closing of the investments, are generally non-recurring and are recognized as revenue when earned upon closing of the investment. The services that the Company's investment adviser provides vary by investment, but generally include reviewing existing credit facilities, arranging bank financing, arranging equity financing, structuring financing from multiple lenders, structuring financing from multiple equity investors, restructuring existing loans, raising equity and debt capital, and providing general financial advice, which concludes upon closing of the investment. Any services of the above nature subsequent to the closing would generally generate a separate fee payable to the Company. In certain instances where the Company is invited to participate as a co-lender in a transaction and does not provide significant services in connection with the investment, a portion of loan fees paid to the Company in such situations will be deferred and amortized over the estimated life of the loan. The Company's investment adviser may also take a seat on the board of directors of a portfolio company, or observe the meetings of the board of directors without taking a formal seat.

        Other income includes fees for asset management, management and consulting services, loan guarantees, commitments, amendments and other services rendered by the Company to portfolio companies. Such fees are recognized as income when earned or the services are rendered.

Foreign Currency Translation

        The Company's books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

  (1)
  Fair value of investment securities, other assets and liabilities—at the exchange rates prevailing at the end of the period.

  (2)
  Purchases and sales of investment securities, income and expenses—at the exchange rates prevailing on the respective dates of such transactions, income or expenses.

        Results of operations based on changes in foreign exchange rates are separately disclosed in the statement of operations. Foreign security and currency translations may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, currency fluctuations and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.

Equity Offering Expenses

        The Company's offering costs, excluding underwriters' fees, are charged against the proceeds from equity offerings when received.

Debt Issuance Costs

        Debt issuance costs are amortized over the life of the related debt instrument using the straight line method, which closely approximates the effective yield method.

U.S. Federal Income Taxes

        The Company has elected to be treated as a RIC under the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, the Company must, among other things, timely distribute to its stockholders at least 90% of its investment company taxable income, as defined by the Code, for each year. The Company, among other things, has made and intends to continue to make the requisite distributions to its stockholders, which will generally relieve the Company from U.S. federal income taxes.

        Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year dividend distributions from such income into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions, the Company accrues excise tax, if any, on estimated excess taxable income as such taxable income is earned.

        Certain of our consolidated subsidiaries are subject to U.S. federal and state income taxes.

Dividends to Common Stockholders

        Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by our board of directors each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are generally distributed, although we may decide to retain such capital gains for investment.

        We have adopted a dividend reinvestment plan that provides for reinvestment of any distributions we declare in cash on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not "opted out" of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividend. We intend to use primarily newly issued shares to implement the dividend reinvestment plan (so long as we are trading at a premium to net asset value). If our shares are trading at a significant enough discount to net asset value and we are otherwise permitted under applicable law to purchase such shares, we intend to purchase shares in the open market in connection with our obligations under our dividend reinvestment plan. However, we reserve the right to issue new shares of our common stock in connection with our obligations under the dividend reinvestment plan even if our shares are trading below net asset value.

Use of Estimates in the Preparation of Financial Statements

        The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of actual and contingent assets and liabilities at the date of the financial statements and the reported amounts of income or loss and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include the valuation of investments.

Recent Accounting Pronouncements

        In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") 2013-08, Financial Services—Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08"). ASU 2013-08 amends the criteria that define an investment company, clarifies the measurement guidance and requires certain additional disclosures. Public companies are required to apply ASU 2013-08 prospectively for interim and annual reporting periods beginning after December 15, 2013. We have evaluated the impact of the adoption of ASU 2013-08 on our financial statements and disclosures and determined the adoption of ASU 2013-08 will not have a material effect on our financial condition and results of operations.

Quantitative and Qualitative Disclosures About Market Risk.

        We are subject to financial market risks, including changes in interest rates and the valuations of our investment portfolio.

Interest Rate Risk

        Interest rate sensitivity refers to the change in our earnings that may result from changes in the level of interest rates. Because we fund a portion of our investments with borrowings, our net investment income is affected by the difference between the rate at which we invest and the rate at which we borrow. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. See "Risk Factors—Risks Relating to Our Business—We are exposed to risks associated with changes in interest rates" in the accompanying prospectus.

        As of June 30, 2013, approximately 11% of the investments at fair value in our portfolio bore interest at fixed rates, approximately 79% bore interest at variable rates, 9% were non-interest earning and 1% were on non-accrual status. Additionally, for the variable rate investments, 72% of these investments contained interest rate floors (representing 57% of total investments at fair value). The Facilities all bear interest at variable rates with no interest rate floors, while the Unsecured Notes and the Convertible Unsecured Notes bear interest at fixed rates.

        We regularly measure our exposure to interest rate risk. We assess interest rate risk and manage our interest rate exposure on an ongoing basis by comparing our interest rate sensitive assets to our interest rate sensitive liabilities. Based on that review, we determine whether or not any hedging transactions are necessary to mitigate exposure to changes in interest rates.

        While hedging activities may mitigate our exposure to adverse fluctuations in interest rates, certain hedging transactions that we may enter into in the future, such as interest rate swap agreements, may also limit our ability to participate in the benefits of lower interest rates with respect to our portfolio investments. In addition, there can be no assurance that we will be able to effectively hedge our interest rate risk.

        Based on our June 30, 2013 balance sheet, the following table shows the annual impact on net income of base rate changes in interest rates (considering interest rate floors for variable rate instruments) assuming no changes in our investment and borrowing structure:

(in millions) Basis Point Change	Interest Income	Interest Expense	Net Income(1)
Up 300 basis points	$81.3	$19.8	$61.5
Up 200 basis points	$29.4	$13.2	$16.2
Up 100 basis points	$(14.3)	$6.6	$(20.9)
Down 100 basis points	$5.6	$(1.4)	$7.0
Down 200 basis points	$5.6	$(1.4)	$7.0
Down 300 basis points	$5.5	$(1.4)	$6.9

(1)
Excludes impact of incentive fees.

        Based on our December 31, 2012 balance sheet, the following table shows the annual impact on net income of base rate changes in interest rates (considering interest rate floors for variable rate instruments) assuming no changes in our investment and borrowing structure:

(in millions) Basis PointChange	Interest Income	Interest Expense	Net Income(1)
Up 300 basis points	$62.8	$9.0	$53.8
Up 200 basis points	$22.1	$6.0	$16.1
Up 100 basis points	$(14.8)	$3.0	$(17.8)
Down 100 basis points	$5.8	$(0.6)	$6.4
Down 200 basis points	$5.8	$(0.6)	$6.4
Down 300 basis points	$5.6	$(0.6)	$6.2

(1)
Excludes impact of incentive fees.

SENIOR SECURITIES
(dollar amounts in thousands, except per share data)

        Information about our senior securities (including preferred stock, debt securities and other indebtedness) is shown in the following tables as of the end of each fiscal year ended December 31 since we commenced operations and as of June 30, 2013. The report of our independent registered public accounting firm, KPMG LLP, on the senior securities table as of December 31, 2012, is attached as an exhibit to the registration statement of which this prospectus supplement and the accompanying prospectus is a part. The "—" indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Revolving Credit Facility
Fiscal 2013 (as of June 30, 2013, unaudited)	$288,000	$2,697	$—	N/A
Fiscal 2012	$—	$—	$—	N/A
Fiscal 2011	$395,000	$2,518	$—	N/A
Fiscal 2010	$146,000	$3,213	$—	N/A
Fiscal 2009	$474,144	$2,298	$—	N/A
Fiscal 2008	$480,486	$2,205	$—	N/A
Fiscal 2007	$282,528	$2,650	$—	N/A
Fiscal 2006	$193,000	$2,638	$—	N/A
Fiscal 2005	$—	$—	$—	N/A
Revolving Funding Facility
Fiscal 2013 (as of June 30, 2013, unaudited)	$372,000	$2,697	$—	N/A
Fiscal 2012	$300,000	$2,816	$—	N/A
Fiscal 2011	$463,000	$2,518	$—	N/A
Fiscal 2010	$242,050	$3,213	$—	N/A
Fiscal 2009	$221,569	$2,298	$—	N/A
Fiscal 2008	$114,300	$2,205	$—	N/A
Fiscal 2007	$85,000	$2,650	$—	N/A
Fiscal 2006	$15,000	$2,638	$—	N/A
Fiscal 2005	$18,000	$32,645	$—	N/A
Fiscal 2004	$55,500	$3,878	$—	N/A
Revolving Funding II Facility
Fiscal 2009	$—	$—	$—	N/A
SMBC Revolving Funding Facility
Fiscal 2013 (as of June 30, 2013, unaudited)	$—	$—	$—	N/A
Fiscal 2012	$—	$—	$—	N/A
Debt Securitization
Fiscal 2011	$77,531	$2,518	$—	N/A
Fiscal 2010	$155,297	$3,213	$—	N/A
Fiscal 2009	$273,752	$2,298	$—	N/A
Fiscal 2008	$314,000	$2,205	$—	N/A
Fiscal 2007	$314,000	$2,650	$—	N/A
Fiscal 2006	$274,000	$2,638	$—	N/A
February 2016 Convertible Notes
Fiscal 2013 (as of June 30, 2013, unaudited)	$552,415	$2,697	$—	N/A
Fiscal 2012	$548,521	$2,816	$—	N/A
Fiscal 2011	$541,153	$2,518	$—	N/A

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
June 2016 Convertible Notes
Fiscal 2013 (as of June 30, 2013, unaudited)	$220,249	$2,697	$—	N/A
Fiscal 2012	$218,761	$2,816	$—	N/A
Fiscal 2011	$215,931	$2,518	$—	N/A
2017 Convertible Notes
Fiscal 2013 (as of June 30, 2013, unaudited)	$158,760	$2,697	$—	N/A
Fiscal 2012	$158,312	$2,816	$—	N/A
2018 Convertible Notes
Fiscal 2013 (as of June 30, 2013, unaudited)	$263,454	$2,697	$—	N/A
Fiscal 2012	$262,829	$2,816	$—	N/A
2011 Notes
Fiscal 2010	$296,258	$3,213	$—	$1,018
2012 Notes
Fiscal 2010	$158,108	$3,213	$—	$1,018
February 2022 Notes
Fiscal 2013 (as of June 30, 2013, unaudited)	$143,750	$2,697	$—	$1,052
Fiscal 2012	$143,750	$2,816	$—	$1,035
October 2022 Notes
Fiscal 2013 (as of June 30, 2013, unaudited)	$182,500	$2,697	$—	$1,011
Fiscal 2012	$182,500	$2,816		$986
2040 Notes
Fiscal 2013 (as of June 30, 2013, unaudited)	$200,000	$2,697	$—	$1,062
Fiscal 2012	$200,000	$2,816	$—	$1,041
Fiscal 2011	$200,000	$2,518	$—	$984
Fiscal 2010	$200,000	$3,213	$—	$952
2047 Notes
Fiscal 2013 (as of June 30, 2013, unaudited)	$181,312	$2,697	$—	$999
Fiscal 2012	$181,199	$2,816	$—	$978
Fiscal 2011	$180,988	$2,518	$—	$917
Fiscal 2010	$180,795	$3,213	$—	$847

(1)
Total amount of each class of senior securities outstanding at carrying value at the end of the period presented.

(2)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the "Asset Coverage Per Unit" (including for the February 2022 Notes, the October 2022 Notes, the 2040 Notes and the 2047 Notes, which were issued in $25 increments).

(3)
The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any security junior to it.

(4)
Not applicable, except for with respect to the 2011 Notes, the 2012 Notes, the February 2022 Notes, the October 2022 Notes, the 2040 Notes and the 2047 Notes, as other senior securities are not registered for public trading. The average market value per unit for each of the 2011 Notes, the 2012 Notes, the February 2022 Notes, the October 2022 Notes, the 2040 Notes and the 2047 Notes is based on the average daily prices of such notes and is expressed per $1,000 of indebtedness (including for the February 2022 Notes, the October 2022 Notes, the 2040 Notes and the 2047 Notes, which were issued in $25 increments).

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

        The following discussion is a general summary of certain material U.S. federal income tax considerations applicable to us and to an investment in shares of our common stock and our qualification and taxation as a regulated investment company, or RIC, for U.S. federal income tax purposes. This discussion does not purport to be a complete description of all of the tax considerations relating thereto. In particular, we have not described certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, traders in securities that elect to use a mark-to-market method of accounting for securities holdings, pension plans and trusts, financial institutions, persons who hold our common stock as part of a straddle or a hedging or conversion transaction, and U.S. stockholders (as defined below) whose functional currency is not the U.S. dollar. This discussion assumes that investors hold our common stock as capital assets (within the meaning of the Code). This discussion is based upon the Code, its legislative history, existing and proposed U.S. Treasury regulations, published rulings and court decisions, each as of the date of this prospectus supplement and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service (the "IRS") regarding any matter discussed in this summary unless expressly stated herein. This discussion does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets. It also does not discuss the tax aspects of common stock sold in units with the other securities being registered.

        A "U.S. stockholder" is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

  •
  a citizen or individual resident of the United States;

  •
  a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

  •
  a trust, if a court within the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

  •
  an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

        A "non-U.S. stockholder" is a beneficial owner of shares of our common stock that is neither a U.S. stockholder nor an entity treated as a partnership for U.S. federal income tax purposes.

        If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. Prospective beneficial owners of our common stock that are partnerships or partners in such partnerships should consult their own tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.

        Tax matters are very complicated and the tax consequences to investors in our shares will depend on the facts of their particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

ELECTION TO BE TAXED AS A RIC

        As a BDC, we have elected to be treated as a RIC under the Code. As a RIC, we generally will not pay U.S. federal corporate-level income tax on any ordinary income or capital gains that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source of income and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, for each taxable year, generally an amount equal to at least 90% of our "investment company taxable income," as defined by the Code (the "Annual Distribution Requirement"). See "Risk Factors—Risks Relating to Our Business—We may be subject to additional corporate-level income taxes if we fail to maintain our status as a RIC" in the accompanying prospectus.

TAXATION AS A RIC

        If we:

  •
  qualify as a RIC; and

  •
  satisfy the Annual Distribution Requirement;

then we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain (generally, net long-term capital gain in excess of net short-term capital loss) we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

        We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (collectively, the "Excise Tax Requirement"). We have paid in the past, and can be expected to pay in the future, such excise tax on a portion of our income.

        Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and (2) other requirements relating to our status as a RIC, including the Diversification Tests (as defined below). If we dispose of assets to meet the Annual Distribution Requirement, the Diversification Tests, or the Excise Tax Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

        To qualify as a RIC for U.S. federal income tax purposes, we generally must, among other things:

  •
  qualify to be treated as a BDC at all times during each taxable year;

  •
  derive in each taxable year at least 90% of our gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities or other income derived with respect to our business of investing in such stock or securities or (b) net income derived from an interest in a "qualified publicly traded partnership, or "QPTP" (collectively, the "90% Income Test"); and

  •
  diversify our holdings so that at the end of each quarter of the taxable year:

  •
  at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs and other securities that, with respect to any issuer, do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of that issuer; and

    •
    no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of (i) one issuer, (ii) two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) securities of one or more QPTPs (collectively, the "Diversification Tests").

        We may be required to recognize taxable income in circumstances in which we do not receive cash, such as income from hedging or foreign currency transactions. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, that have increasing interest rates or that are issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement and/or the Excise Tax Requirement, even though we will not have received any corresponding cash amount.

        Furthermore, a portfolio company in which we invest may face financial difficulty that requires us to work-out, modify or otherwise restructure our investment in the portfolio company. Any such restructuring could, depending on the specific terms of the restructuring, result in unusable capital losses and future non-cash income.

        In addition, certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (a) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (b) convert long-term capital gain (currently taxed at lower rates for non-corporate taxpayers) into higher taxed short-term capital gain or ordinary income, (c) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (d) adversely affect the time when a purchase or sale of stock or securities is deemed to occur or (e) adversely alter the characterization of certain complex financial transactions. We will monitor our transactions and may make certain tax elections in order to mitigate the effects of these provisions; however, no assurance can be given that we will be eligible for any such tax elections or that any elections we make will fully mitigate the effects of these provisions.

        Gain or loss recognized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

        Our investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, our yield on those securities would be decreased. Stockholders will generally not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by us.

        If we purchase shares in a "passive foreign investment company" (a "PFIC"), we may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, we will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we may elect to mark-to-market at the end of each taxable year our shares in such PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Our ability to make either election will depend on factors beyond our control, and are subject to limitations which may limit the availability of benefit of these elections. Under either election, we may be required to recognize in any year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether we satisfy the Excise Tax Requirement.

        Our functional currency is the U.S. dollar for U.S. federal income tax purposes. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities may be treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts, the disposition of debt denominated in a foreign currency and other financial transactions denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, may also be treated as ordinary income or loss.

        If we borrow money, we may be prevented by loan covenants from declaring and paying dividends in certain circumstances. Even if we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements, under the Investment Company Act, we generally are not permitted to make distributions to our stockholders while our debt obligations and senior securities are outstanding unless certain "asset coverage" tests or other financial covenants are met. Limits on our payment of dividends may prevent us from meeting the Annual Distribution Requirement, and may, therefore, jeopardize our qualification for taxation as a RIC, or subject us to the 4% excise tax on undistributed income.

        Some of the income and fees that we recognize, such as management fees, may not satisfy the 90% Income Test. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy the 90% Income Test, we may be required to recognize such income or fees through one or more entities treated as U.S. corporations for U.S. federal income tax purposes. While we expect that recognizing such income through such corporations will assist us in satisfying the 90% Income Test, no assurance can be given that this structure will be respected for U.S. federal income tax purposes, which could result in such income not being counted towards satisfying the 90% Income Test. If the amount of such income were too great and we were otherwise unable to mitigate this effect, it could result in our disqualification as a RIC. If, as we expect, the structure is respected, such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce the yield on such income and fees.

        If we fail to satisfy the 90% Income Test or the Diversification Tests in any taxable year, we may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where we correct the failure within a specified period. If the applicable relief provisions are not available or cannot be met, all of our income would be subject to U.S. federal corporate-level income tax as described below. We cannot provide assurance that we would qualify for any such relief should we fail the 90% Income Test or the Diversification Test.

        If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, and are not eligible for relief as described above, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of our income will be subject to U.S. federal corporate-level income tax, reducing the amount available to be distributed to our stockholders. In contrast, assuming we qualify as a RIC, our U.S. federal corporate-level income tax should be substantially reduced or eliminated. See "Election to Be Taxed as a RIC" above and "Risk Factors—Risks Relating to Our Business—We may be subject to additional corporate-level income taxes if we fail to maintain our status as a RIC" in the accompanying prospectus.

Capital Loss Carryforwards and Unrealized Losses

        As a RIC, we are permitted to carry forward a net capital loss realized in a taxable year beginning on or before January 1, 2011 to offset our capital gain, if any, realized during the eight years following the year of the loss. A capital loss carryforward realized in a taxable year beginning before January 1, 2011 is treated as a short-term capital loss in the year to which it is carried. We are permitted to carry forward a net capital loss realized in taxable years beginning on or after January 1, 2011 to offset capital gain indefinitely. For net capital losses realized in taxable years beginning on or after January 1, 2011, the excess of our net short-term capital loss over our net long-term capital gain is treated as a short-term capital loss arising on the first day of our next taxable year and the excess of our net long-term capital loss over our net short-term capital gain is treated as a long-term capital loss arising on the first day of our next taxable year. If future capital gain is offset by carried-forward capital losses, such future capital gain is not subject to fund-level U.S. federal income tax, regardless of whether distributed to stockholders. A RIC cannot carry back or carry forward any net operating losses.

        It is believed that transactions we have undertaken, including the Allied Acquisition, have resulted in a limitation on our ability to use both our own and Allied Capital's capital loss carryforwards and, potentially, to use unrealized capital losses inherent in the tax basis of our own pre-acquisition assets and Allied Capital's assets we acquired. These limitations, imposed by Section 383 of the Code and based on the principles of Section 382 of the Code, are imposed on an annual basis. Losses in excess of the limitation may be carried forward, subject to the overall eight-year limitation. The Section 382 limitation applied to our and Allied Capital's losses generally will equal the product of the net asset value of each corporation immediately prior to the Allied Acquisition, respectively, and the "long-term tax-exempt rate," published by the IRS, in effect at such time. As of April 2010, the month during which the Allied Acquisition was consummated, the long-term tax-exempt rate was 4.03%. Additionally, under Section 384 of the Code, we may also be prohibited from using Allied Capital's loss carryforwards and unrealized losses against any of our unrealized gains at the time of the Allied Acquisition, to the extent such gains are realized within five years following the Allied Acquisition. While our ability to utilize losses in the future depends upon a variety of factors that cannot be known in advance, because capital loss carryforwards realized in taxable years beginning before January 1, 2011 generally expire eight taxable years following recognition, substantially all of our and Allied Capital's losses may become permanently unavailable. Future transactions we enter into may further limit our ability to utilize losses.

        As of December 31, 2012, for U.S. federal income tax purposes, we had capital loss carryforwards of approximately $152 million, other losses limited under Sections 382 and 384 of the Code of approximately $0.3 billion and net unrealized losses of approximately $0.9 billion.

TAXATION OF U.S. STOCKHOLDERS

        Whether an investment in the shares of our common stock is appropriate for a U.S. stockholder will depend upon that person's particular circumstances. An investment in the shares of our common stock by a U.S. stockholder may have adverse tax consequences. The following summary generally describes certain U.S. federal income tax consequences of an investment in shares of our common stock by taxable U.S. stockholders and not by U.S. stockholders that generally are exempt from U.S. federal income taxation. U.S. stockholders should consult their own tax advisors before investing in shares of our common stock.

  Distributions on Our Common Stock

        Distributions by us generally are taxable to U.S. stockholders as ordinary income or long-term capital gain. Distributions of our investment company taxable income (which is, generally, our ordinary income excluding net capital gain) will be taxable as ordinary income to U.S. stockholders to the extent of our current and accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. Distributions of our net capital gain (which generally is the excess of our net long-term capital gain over our net short-term capital loss) properly reported by us as "capital gain dividends" will be taxable to U.S. stockholders as long-term capital gains (which, under current law, are taxed at preferential rates in the case of individuals, trusts or estates). This is true regardless of U.S. stockholders' holding periods for their common stock and regardless of whether the dividend is paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder's adjusted tax basis in such stockholder's common stock and, after the adjusted tax basis is reduced to zero, will constitute capital gain to such U.S. stockholder. We have made distributions in excess of our earnings and profits and may continue to do so in the future. As a result, a U.S. stockholder will need to consider the effect of our distributions on such U.S. stockholder's adjusted tax basis in our common stock in their individual circumstances.

        A portion of our ordinary income dividends, but not capital gain dividends, paid to corporate U.S. stockholders may, if certain conditions are met, qualify for the 70% dividends-received deduction to the extent that we have received dividends from certain corporations during the taxable year, but only to the extent such ordinary income dividends are treated as paid out of our earnings and profits. We expect only a small portion of our dividends to qualify for this deduction.

        In general, "qualified dividend income" realized by non-corporate U.S. stockholders is taxable at the same rate as net capital gain. Generally, qualified dividend income is dividend income attributable to certain U.S. and foreign corporations, as long as certain holding period requirements as met. As long as certain requirements are met, our dividends paid to non-corporate U.S. stockholders attributable to qualified dividend income may be treated by such U.S. stockholders as qualified dividend income, but only to the extent such ordinary income dividends are treated as paid out of our earnings and profits. We expect only a small portion of our dividends to qualify as qualified dividend income.

        Although we currently intend to distribute any of our net capital gain for each taxable year on a timely basis, we may in the future decide to retain some or all of our net capital gain, and may designate the retained amount as a "deemed distribution." In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include such stockholder's share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to such stockholder's allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder's adjusted tax basis for such stockholder's common stock.

        Because we expect to pay tax on any retained net capital gain at our regular corporate tax rate, and because that rate currently is in excess of the maximum rate currently payable by individuals on net capital gain, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit would exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against a U.S. stockholder's other U.S. federal income tax obligations or may be refunded to the extent it exceeds the stockholder's liability for U.S. federal income tax. A U.S. stockholder that is not subject to U.S. federal income tax or otherwise is not required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide a written statement to our stockholders reporting the deemed distribution after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a "deemed distribution."

        We will be subject to the alternative minimum tax, also referred to as the "AMT," but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect U.S. stockholders' AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued, such items generally will be apportioned in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless a different method for a particular item is warranted under the circumstances.

        For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

        We have the ability to declare a large portion of a dividend in shares of our stock. As long as a portion of such dividend is paid in cash and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, our stockholders will be taxed on 100% of the fair market value of the dividend on the date the dividend is received in the same manner as a cash dividend, even though most of the dividend was paid in shares of our stock, which may result in our U.S. stockholders having to pay tax on such dividends, even if no cash is received, and our non-U.S. stockholders may be subject to withholding tax in respect of amounts distributed in our common stock.

        If investors purchase shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investors will be subject to tax on the distribution even though it represents a return of their investment. We have built-up or have the potential to build up large amounts of unrealized gain which, when realized and distributed, could have the effect of a taxable return of capital to stockholders.

  Sale or Other Disposition of Our Common Stock

        A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of such stockholder's shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder's adjusted tax basis in the stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held such stockholder's shares for more than one year. Otherwise, such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if substantially identical stock or securities are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

        In general, U.S. stockholders that are individuals, trusts or estates are taxed at preferential rates on their net capital gain (generally, the excess of net long-term capital gain over net short-term capital loss for a taxable year, including long-term capital gain derived from an investment in our shares). Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum rate that also applies to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. stockholder in excess of

$3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

  Information Reporting and Backup Withholding

        We will send to each of our U.S. stockholders, after the end of each calendar year, a notice providing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year's distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder's particular situation.

        We may be required to withhold U.S. federal income tax ("backup withholding") from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. Backup withholding is not an additional tax. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder's U.S. federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

  Medicare Tax on Net Investment Income

        For taxable years of non-corporate U.S. stockholders beginning after December 31, 2012, such stockholders generally will be subject to a 3.8% Medicare tax on their "net investment income," which ordinarily includes taxable distributions or deemed distributions on stock, such as our common stock, as well as taxable gain on the disposition of stock, including our common stock.

  Withholding and Information Reporting on Foreign Financial Accounts

        Under U.S. Treasury regulations recently finalized by the IRS and a subsequent notice from the IRS, the relevant withholding agent generally will be required to withhold 30% of any dividends on our common stock paid after June 30, 2014 and the gross proceeds from a sale of our common stock paid after December 31, 2016 to (i) a foreign financial institution (whether such financial institution is the beneficial owner or an intermediary) unless such foreign financial institution agrees to verify, report and disclose its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity (whether such entity is the beneficial owner or an intermediary) unless such entity certifies that it does not have any substantial United States owners or provides the name, address and taxpayer identification number of each substantial United States owner and such entity meets certain other specified requirements. We will not pay any additional amounts in respect to any amounts withheld.

  Reportable Transactions

        Under U.S. Treasury regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for a non-corporate stockholder or $10 million or more for a corporate stockholder in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of certain portfolio securities in many cases are excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. Stockholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

TAXATION OF NON-U.S. STOCKHOLDERS

        Whether an investment in shares of our common stock is appropriate for a non-U.S. stockholder will depend upon that person's particular circumstances. An investment in shares of our common stock by a non-U.S. stockholder may have adverse tax consequences and, accordingly, may not be appropriate for a non-U.S. stockholder. Non-U.S. stockholders should consult their own tax advisors before investing in our common stock.

  Distributions on our Common Stock

        Distributions of our investment company taxable income to non-U.S. stockholders will be subject to U.S. withholding tax (unless lowered or eliminated by an applicable income tax treaty) to the extent payable from our current and accumulated earnings and profits unless an exception applies.

        If a non-U.S. stockholder receives distributions and such distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, attributable to a permanent establishment in the United States of such non-U.S. stockholder, such distributions generally will be subject to U.S. federal income tax at the rates applicable to U.S. persons. In that case, we will not be required to withhold U.S. federal income tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. stockholder that is a foreign trust and such entities are urged to consult their own tax advisors.

        Actual or deemed distributions of our net capital gain (which generally is the excess of our net long-term capital gain over our net short-term capital loss) to a non-U.S. stockholder, and gains recognized by a non-U.S. stockholder upon the sale of our common stock, will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax unless (a) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States (as discussed above) or (b) the non-U.S. stockholder is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied. For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains recognized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" (unless lowered or eliminated by an applicable income tax treaty). Non-U.S. stockholders of our common stock are encouraged to consult their own advisors as to the applicability of an income tax treaty in their individual circumstances.

        In general, no U.S. source withholding taxes will be imposed on dividends paid by RICs in taxable years beginning before January 1, 2014 to non-U.S. stockholders to the extent the dividends are designated as "interest-related dividends" or "short-term capital gain dividends." Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gain that would not have been subject to U.S. withholding tax at the source if they had been received directly by a non-U.S. stockholder, and that satisfy certain other requirements. However, no assurance can be given that we will distribute any interest-related or short-term capital gain dividends.

        If we distribute our net capital gain in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the non-U.S. stockholder's allocable share of the tax we pay on the capital gain deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number (if one has not been previously obtained) and file a U.S. federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

        We have the ability to declare a large portion of a dividend in shares of our common stock. As long as a portion of such dividend is paid in cash (which portion can be as low as 20%) and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, our non-U.S. stockholders will be taxed on 100% of the fair market value of the dividend on the date the dividend is received in the same manner as a cash dividend (including the application of withholding tax rules described above), even though most of the dividend was paid in shares of our common stock. In such a circumstance, we may be required to withhold all or substantially all of the cash we would otherwise distribute to a non-U.S. stockholder.

        A non-U.S. stockholder who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

        Under U.S. Treasury regulations recently finalized by the IRS and a subsequent notice from the IRS, the relevant withholding agent generally will be required to withhold 30% of any dividends paid on our common stock paid after June 30, 2014 and the gross proceeds from a sale of our common stock paid after December 31, 2016 to (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial United States owners or provides the name, address and taxpayer identification number of each substantial United States owner and such entity meets certain other specified requirements. If payment of this withholding tax is made, non-U.S. stockholders that are otherwise eligible for an exemption from, or reduction of, U.S. federal withholding taxes with respect to such dividends or proceeds will be required to seek a credit or refund from the IRS to obtain the benefit of such exemption or reduction. Non-U.S. stockholders should consult their own tax advisers regarding the particular consequences to them of this legislation and guidance. We will not pay any additional amounts in respect to any amounts withheld.

FAILURE TO QUALIFY AS A RIC

        If we were unable to qualify for treatment as a RIC, and relief were not available as discussed above, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders and would not be required to make distributions for tax purposes. Distributions generally would be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate U.S. stockholders would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and any remaining distributions would be treated as a capital gain. If we were to fail to meet the RIC requirements for more than two consecutive years and then sought to requalify as a RIC, we would be required to recognize gain to the extent of any unrealized appreciation in our assets unless we made a special election to pay corporate-level tax on any such unrealized appreciation recognized during the succeeding 10-year period.

POSSIBLE LEGISLATIVE OR OTHER ACTIONS AFFECTING TAX CONSIDERATIONS

        Prospective investors should recognize that the present U.S. federal income tax treatment of an investment in shares of our common stock may be modified by legislative, judicial or administrative action at any time, and that any such action may affect investments and commitments previously made. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department, resulting in revisions of regulations and revised interpretations of established concepts as well as statutory changes. Revisions in U.S. federal tax laws and interpretations thereof could adversely affect the tax consequences of an investment in us.

UNDERWRITING

        Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC are acting as underwriters of the offering. Subject to the terms and conditions set forth in a purchase agreement between us and the underwriters, we have agreed to sell to the underwriters, and each of the underwriters has agreed, severally and not jointly, to purchase from us, the number of shares of common stock set forth opposite its name below.

Underwriter	Number of Shares
Morgan Stanley & Co. LLC	3,666,667
Merrill Lynch, Pierce, Fenner & Smith Incorporated	3,666,667
Wells Fargo Securities, LLC	3,666,666

Total	11,000,000

        Subject to the terms and conditions set forth in the purchase agreement, the underwriters have agreed, severally and not jointly, to purchase all of the shares sold under the purchase agreement if any of these shares are purchased. If an underwriter defaults, the purchase agreement provides that the purchase commitments of the nondefaulting underwriters may be increased or the purchase agreement may be terminated.

        We have agreed to indemnify the several underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

        The underwriters are offering the shares, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the shares, and other conditions contained in the purchase agreement, such as the receipt by the underwriters of officer's certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

        The underwriters are purchasing the shares of common stock from us at $16.98 per share (representing approximately $186.8 million aggregate proceeds to us, before we deduct our aggregate out-of-pocket expenses of approximately $0.6 million, or approximately $214.8 million if the underwriters' option to purchase additional shares described below is exercised in full). The underwriters may offer the shares of common stock from time to time for sale in one or more transactions on The NASDAQ Global Select Market, in the over-the-counter market, through negotiated transactions or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices. In connection with the sale of the shares of common stock offered hereby, the underwriters may be deemed to have received compensation in the form of underwriting discounts. The underwriters may effect such transactions by selling shares of common stock to or through dealers, and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or purchasers of shares of common stock for whom they may act as agents or to whom they may sell as principal.

Option to Purchase Additional Shares

        We have granted an option to the underwriters to purchase up to 1,650,000 additional shares at price per share set forth on the cover page of this prospectus supplement. The underwriters may exercise this option for 30 days from the date of this prospectus supplement. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that underwriter's initial amount reflected in the above table.

No Sales of Similar Securities

        We have agreed, with exceptions, not to sell or transfer any common stock for 24 days after the date of this prospectus supplement without first obtaining the written consent of Morgan Stanley & Co. LLC.

        Our executive officers and directors and Ares Capital Management and certain of its affiliates have agreed, with exceptions, not to sell or transfer any common stock for 24 days after the date of this prospectus supplement without first obtaining the written consent of Morgan Stanley & Co. LLC. Specifically, we and these other persons have agreed, with certain limited exceptions, not to directly or indirectly

  •
  offer, pledge, sell or contract to sell any common stock,

  •
  sell any option or contract to purchase any common stock,

  •
  purchase any option or contract to sell any common stock,

  •
  grant any option, right or warrant for the sale of any common stock,

  •
  lend or otherwise dispose of or transfer any common stock,

  •
  request or demand that we file a registration statement related to the common stock, or

  •
  enter into any swap or other agreement that transfers, in whole or in part, the economic consequence of ownership of any common stock whether any such swap or transaction is to be settled by delivery of shares or other securities, in cash or otherwise.

        This lock-up provision applies to common stock and to securities convertible into or exchangeable or exercisable for or repayable with common stock. It also applies to common stock owned now or acquired later by the person executing the agreement or for which the person executing the agreement later acquires the power of disposition. In the event that either (x) during the last 17 days of the lock-up period referred to above, we issue an earnings release or material news or a material event relating to the Company occurs or (y) prior to the expiration of the lock-up period, we announce that we will release earnings results or become aware that material news or a material event will occur during the 16-day period beginning on the last day of the lock-up period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

NASDAQ Global Select Market Listing

        The shares are listed on The NASDAQ Global Select Market under the symbol "ARCC."

Short Positions

        In connection with the offering, the underwriters may purchase and sell our common stock in the open market. These transactions may include short sales and purchases on the open market to cover positions created by short sales. Short sales involve the sale by the underwriters of a greater number of shares than they are required to purchase in the offering. "Covered" short sales are sales made in an amount not greater than the underwriters' option to purchase additional shares described above. The underwriters may close out any covered short position by either exercising their option to purchase additional shares or purchasing shares in the open market. In determining the source of shares to close out the covered short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the option granted to them. "Naked" short sales are sales in excess of the option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of our common stock in the open market after pricing that could adversely affect investors who purchase in the offering.

        Similar to other purchase transactions, the underwriters' purchases to cover the syndicate short sales may have the effect of raising or maintaining the market price of our common stock or preventing or retarding a decline in the market price of our common stock. As a result, the price of our common stock may be higher than the price that might otherwise exist in the open market. The underwriters may conduct these transactions on The NASDAQ Global Select Market, in the over-the-counter market or otherwise.

        Neither we nor any of the underwriters make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of our common stock. In addition, neither we nor any of the underwriters make any representation that the underwriters will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

Passive Market Making

        In connection with this offering, underwriters may engage in passive market making transactions in the common stock on The NASDAQ Global Select Market in accordance with Rule 103 of Regulation M under the Exchange Act during a period before the commencement of offers or sales of common stock and extending through the completion of distribution. A passive market maker must display its bid at a price not in excess of the highest independent bid of that security. However, if all independent bids are lowered below the passive market maker's bid, that bid must then be lowered when specified purchase limits are exceeded. Passive market making may cause the price of our common stock to be higher than the price that otherwise would exist in the open market in the absence of those transactions. The underwriters are not required to engage in passive market making and may end passive market making activities at any time.

Electronic Offer, Sale and Distribution of Shares

        The underwriters may make prospectuses available in electronic (PDF) format. A prospectus in electronic (PDF) format may be made available on a web site maintained by the underwriters, and the underwriters may distribute such prospectuses electronically. The underwriters may allocate a limited number of shares for sale to their online brokerage customers.

Other Relationships

        The underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include sales and trading, commercial and investment banking, advisory, investment management, investment research, principal investment, hedging, market making, brokerage and other financial and non-financial activities and services. The underwriters and their respective affiliates have provided in the past and may provide from time to time in the future in the ordinary course of their business certain commercial banking, financial advisory, investment banking and other services to Ares and its affiliates and managed funds and Ares Capital or our portfolio companies for which they have received or will be entitled to receive separate fees. In particular, the underwriters or their affiliates may execute transactions with Ares Capital or on behalf of Ares Capital, Ares or any of our or their portfolio companies, affiliates and/or managed funds. In addition, the underwriters or their affiliates may act as arrangers, underwriters or placement agents for companies whose securities are sold to or whose loans are syndicated to Ares, Ares Capital or Ares Capital Management and their affiliates and managed funds.

        Affiliates of certain of the underwriters may be limited partners of private investment funds affiliated with our investment adviser, Ares Capital Management.

        The underwriters or their affiliates may also trade in our securities, securities of our portfolio companies or other financial instruments related thereto for their own accounts or for the account of others and may extend loans or financing directly or through derivative transactions to Ares, Ares Capital, Ares Capital Management or any of our portfolio companies.

        We may purchase securities of third parties from the underwriters or their affiliates after the offering. However, we have not entered into any agreement or arrangement regarding the acquisition of any such securities, and we may not purchase any such securities. We would only purchase any such securities if—among other things—we identified securities that satisfied our investment needs and completed our due diligence review of such securities.

        After the date of this prospectus supplement, the underwriters and their affiliates may from time to time obtain information regarding specific portfolio companies or us that may not be available to the general public. Any such information is obtained by the underwriters and their affiliates in the ordinary course of their business and not in connection with the offering of the common stock. In addition, after the offering period for the sale of our common stock, the underwriters or their affiliates may develop analyses or opinions related to Ares, Ares Capital or our portfolio companies and buy or sell interests in one or more of our portfolio companies on behalf of their proprietary or client accounts and may engage in competitive activities. There is no obligation on behalf of these parties to disclose their respective analyses, opinions or purchase and sale activities regarding any portfolio company or regarding Ares Capital to our stockholders.

        In the ordinary course of their business activities, the underwriters and their respective affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers. Such investments and securities activities may involve securities and/or instruments of ours or our affiliates. The underwriters and their respective affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or financial instruments and may hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.
        Affiliates of certain of the underwriters serve as agents and/or lenders under our credit facilities or other debt instruments (including the Revolving Credit Facility and the Revolving Funding Facility) and may also be lenders to private investment funds managed by IHAM. Certain of the underwriters and their affiliates were underwriters in connection with our initial public offering and our subsequent common stock and debt offerings and rights offering, for which they received customary fees.

        Proceeds of this offering will be used to repay or repurchase outstanding indebtedness under (a) the Revolving Credit Facility, (b) the Revolving Funding Facility and/or (c) the SMBC Funding Facility and for general corporate purposes. Affiliates of Morgan Stanley & Co. LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated are lenders under the Revolving Credit Facility, and affiliates of Wells Fargo Securities, LLC are lenders under the Revolving Funding Facility. Accordingly, affiliates of certain of the underwriters may receive more than 5% of the proceeds of this offering to the extent such proceeds are used to repay or repurchase outstanding indebtedness under the Revolving Credit Facility and/or the Revolving Funding Facility.

        Frank E. O'Bryan, one of our independent directors, holds certain securities of one or more of this offering's underwriters (or their affiliates). As a result, Mr. O'Bryan may be considered an "interested person" of the Company during the pendency of this offering under relevant rules of the Investment Company Act.

        The principal business address of Morgan Stanley & Co. LLC is 1585 Broadway, New York, New York 10036. The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is One Bryant Park, New York, New York 10036. The principal business address of Wells Fargo Securities, LLC is 550 South Tryon Street, Charlotte, NC 28202.

Notice to Prospective Investors in Australia

        No placement document, prospectus, product disclosure statement or other disclosure document has been lodged with the Australian Securities and Investments Commission ("ASIC"), in relation to the offering. This prospectus supplement does not constitute a prospectus, product disclosure statement or other disclosure document under the Corporations Act 2001 (the "Corporations Act"), and does not purport to include the information required for a prospectus, product disclosure statement or other disclosure document under the Corporations Act.

        Any offer in Australia of the common stock may only be made to persons (the "Exempt Investors") who are "sophisticated investors" (within the meaning of section 708(8) of the Corporations Act), "professional investors" (within the meaning of section 708(11) of the Corporations Act) or otherwise pursuant to one or more exemptions contained in section 708 of the Corporations Act so that it is lawful to offer the common stock without disclosure to investors under Chapter 6D of the Corporations Act.

        The common stock applied for by Exempt Investors in Australia must not be offered for sale in Australia in the period of 12 months after the date of allotment under the offering, except in circumstances where disclosure to investors under Chapter 6D of the Corporations Act would not be required pursuant to an exemption under section 708 of the Corporations Act or otherwise or where the offer is pursuant to a disclosure document which complies with Chapter 6D of the Corporations Act. Any person acquiring common stock must observe such Australian on-sale restrictions.

        This prospectus supplement contains general information only and does not take account of the investment objectives, financial situation or particular needs of any particular person. It does not contain any securities recommendations or financial product advice. Before making an investment decision, investors need to consider whether the information in this prospectus supplement is appropriate to their needs, objectives and circumstances, and, if necessary, seek expert advice on those matters.

Notice to Prospective Investors in the Dubai International Financial Centre

        This prospectus supplement relates to an Exempt Offer in accordance with the Offered Securities Rules of the Dubai Financial Services Authority ("DFSA"). This prospectus supplement is intended for distribution only to persons of a type specified in the Offered Securities Rules of the DFSA. It must not be delivered to, or relied on by, any other person. The DFSA has no responsibility for reviewing or verifying any documents in connection with Exempt Offers. The DFSA has not approved this prospectus supplement nor taken steps to verify the information set forth herein and has no responsibility for the prospectus supplement. The common stock to which this prospectus supplement relates may be illiquid and/or subject to restrictions on their resale. Prospective purchasers of the common stock offered should conduct their own due diligence on the common stock. If you do not understand the contents of this prospectus supplement you should consult an authorized financial advisor.

Notice to Prospective Investors in the European Economic Area

        In relation to each Member State of the European Economic Area (each, a "Relevant Member State"), no offer of common stock may be made to the public in that Relevant Member State other than:

  A.
  to any legal entity which is a qualified investor as defined in the Prospectus Directive;

  B.
  to fewer than 100 or, if the Relevant Member State has implemented the relevant provision of the 2010 PD Amending Directive, 150, natural or legal persons (other than qualified investors as defined in the Prospectus Directive), as permitted under the Prospectus Directive, subject to obtaining the prior consent of the underwriters; or

  C.
  in any other circumstances falling within Article 3(2) of the Prospectus Directive,

    provided that no such offer of common stock shall require the Company or the underwriters to publish a prospectus pursuant to Article 3 of the Prospectus Directive or supplement a prospectus pursuant to Article 16 of the Prospectus Directive.

        Each person in a Relevant Member State who initially acquires any common stock or to whom any offer is made will be deemed to have represented, acknowledged and agreed that it is a "qualified investor" within the meaning of the law in that Relevant Member State implementing Article 2(1)(e) of the Prospectus Directive. In the case of any common stock being offered to a financial intermediary as that term is used in Article 3(2) of the Prospectus Directive, each such financial intermediary will be deemed to have represented, acknowledged and agreed that the shares of common stock acquired by it in the offer have not been acquired on a non-discretionary basis on behalf of, nor have they been acquired with a view to their offer or resale to, persons in circumstances which may give rise to an offer of any common stock to the public other than their offer or resale in a Relevant Member State to qualified investors as so defined or in circumstances in which the prior consent of the underwriters has been obtained to each such proposed offer or resale.

        The Company, the underwriters and their affiliates will rely upon the truth and accuracy of the foregoing representations, acknowledgements and agreements.

        This prospectus supplement has been prepared on the basis that any offer of common stock in any Relevant Member State will be made pursuant to an exemption under the Prospectus Directive from the requirement to publish a prospectus for offers of common stock. Accordingly any person making or intending to make an offer in that Relevant Member State of common stock which is the subject of the offering contemplated in this prospectus supplement may only do so in circumstances in which no obligation arises for the Company or any of the underwriters to publish a prospectus pursuant to Article 3 of the Prospectus Directive in relation to such offer. Neither the Company nor the underwriters have authorized, nor do they authorize, the making of any offer of common stock in circumstances in which an obligation arises for the Company or the underwriters to publish a prospectus for such offer.

        For the purpose of the above provisions, the expression "an offer to the public" in relation to any common stock in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the common stock to be offered so as to enable an investor to decide to purchase or subscribe the common stock, as the same may be varied in the Relevant Member State by any measure implementing the Prospectus Directive in the Relevant Member State and the expression "Prospectus Directive" means Directive 2003/71/EC (including the 2010 PD Amending Directive, to the extent implemented in the Relevant Member States) and includes any relevant implementing measure in the Relevant Member State and the expression "2010 PD Amending Directive" means Directive 2010/73/EU.

Notice to Prospective Investors in Hong Kong

        The common stock has not been offered or sold and will not be offered or sold in Hong Kong, by means of any document, other than (a) to "professional investors" as defined in the Securities and Futures Ordinance (Cap. 571) of Hong Kong and any rules made under that Ordinance; or (b) in other circumstances which do not result in the document being a "prospectus" as defined in the Companies Ordinance (Cap. 32) of Hong Kong or which do not constitute an offer to the public within the meaning of that Ordinance. No advertisement, invitation or document relating to the common stock has been or may be issued or has been or may be in the possession of any person for the purposes of issue, whether in Hong Kong or elsewhere, which is directed at, or the contents of which are likely to be accessed or read by, the public of Hong Kong (except if permitted to do so under the securities laws of Hong Kong) other than with respect to shares of common stock which are or are intended to be disposed of only to persons outside Hong Kong or only to "professional investors" as defined in the Securities and Futures Ordinance and any rules made under that Ordinance.

Notice to Prospective Investors in Switzerland

        We have not and will not register with the Swiss Financial Market Supervisory Authority ("FINMA") as a foreign collective investment scheme pursuant to Article 119 of the Federal Act on Collective Investment Scheme of 23 June 2006, as amended ("CISA"), and accordingly the securities being offered pursuant to this prospectus supplement have not and will not be approved, and may not be licenseable, with FINMA. Therefore, the securities have not been authorized for distribution by FINMA as a foreign collective investment scheme pursuant to Article 119 CISA and the securities offered hereby may not be offered to the public (as this term is defined in Article 3 CISA) in or from Switzerland. The securities may solely be offered to "qualified investors," as this term is defined in Article 10 CISA, and in the circumstances set out in Article 3 of the Ordinance on Collective Investment Scheme of 22 November 2006, as amended ("CISO"), such that there is no public offer. Investors, however, do not benefit from protection under CISA or CISO or supervision by FINMA. This prospectus supplement and any other materials relating to the common stock are strictly personal and confidential to each offeree and do not constitute an offer to any other person. This prospectus supplement may only be used by those qualified investors to whom it has been handed out in connection with the offer described herein and may neither directly or indirectly be distributed or made available to any person or entity other than its recipients. It may not be used in connection with any other offer and shall in particular not be copied and/or distributed to the public in Switzerland or from Switzerland. This prospectus supplement does not constitute an issue prospectus as that term is understood pursuant to Article 652a and/or 1156 of the Swiss Federal Code of Obligations. We have not applied for a listing of the securities on the SIX Swiss Exchange or any other regulated securities market in Switzerland, and consequently, the information presented in this prospectus supplement does not necessarily comply with the information standards set out in the listing rules of the SIX Swiss Exchange and corresponding prospectus schemes annexed to the listing rules of the SIX Swiss Exchange.

Notice to Prospective Investors in the United Kingdom

        In addition, in the United Kingdom, this document is being distributed only to, and is directed only at, and any offer subsequently made may only be directed at persons who are "qualified investors" (as defined in the Prospectus Directive) (i) who have professional experience in matters relating to investments falling within Article 19 (5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005, as amended (the "Order") and/or (ii) who are high net worth companies (or persons to whom it may otherwise be lawfully communicated) falling within Article 49(2)(a) to (d) of the Order (all such persons together being referred to as "relevant persons"). This document must not be acted on or relied on in the United Kingdom by persons who are not relevant persons. In the United Kingdom, any investment or investment activity to which this document relates is only available to, and will be engaged in with, relevant persons.

 LEGAL MATTERS

        Certain legal matters in connection with the offering will be passed upon for us by Proskauer Rose LLP, Los Angeles, California, Sutherland Asbill & Brennan LLP, Washington, D.C., and Venable LLP, Baltimore, Maryland. Proskauer Rose LLP has from time to time represented the underwriters, Ares Management and Ares Capital Management on unrelated matters. Certain legal matters in connection with the offering will be passed upon for the underwriters by Fried, Frank, Harris, Shriver & Jacobson LLP, New York, New York.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

(in thousands, except per share data)

	As of
	June 30, 2013	December 31, 2012
	(unaudited)
ASSETS
Investments at fair value
Non-controlled/non-affiliate investments	$4,596,138	$3,822,715
Non-controlled affiliate company investments	289,441	323,059
Controlled affiliate company investments	1,929,381	1,778,781

Total investments at fair value (amortized cost of $6,713,016 and $5,823,451, respectively)	6,814,960	5,924,555
Cash and cash equivalents	100,517	269,043
Receivable for open trades	144	131
Interest receivable	119,467	108,998
Other assets	95,736	98,497

Total assets	$7,130,824	$6,401,224

LIABILITIES
Debt	$2,562,440	$2,195,872
Management and incentive fees payable	123,822	131,585
Accounts payable and other liabilities	56,098	53,178
Interest and facility fees payable	40,343	30,603
Payable for open trades	76	1,640

Total liabilities	2,782,779	2,412,878
Commitments and contingencies (Note 6)
STOCKHOLDERS' EQUITY
Common stock, par value $.001 per share, 500,000 common shares authorized 268,312 and 248,653 common shares issued and outstanding, respectively	268	249
Capital in excess of par value	4,459,701	4,117,517
Accumulated overdistributed net investment income	(31,580)	(27,910)
Accumulated net realized loss on investments, foreign currency transactions, extinguishment of debt and other assets	(182,288)	(202,614)
Net unrealized gain on investments	101,944	101,104

Total stockholders' equity	4,348,045	3,988,346

Total liabilities and stockholders' equity	$7,130,824	$6,401,224

NET ASSETS PER SHARE	$16.21	$16.04

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS

(in thousands, except per share data)

	For the three months ended		For the six months ended
	June 30, 2013	June 30, 2012	June 30, 2013	June 30, 2012
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
INVESTMENT INCOME:
From non-controlled/non-affiliate company investments:
Interest income from investments	$94,390	$77,097	$179,512	$149,360
Capital structuring service fees	13,527	12,568	17,631	20,445
Dividend income	5,073	3,518	9,097	7,320
Management and other fees	349	332	663	660
Other income	3,137	4,471	9,332	7,215

Total investment income from non- controlled/non-affiliate company investments	116,476	97,986	216,235	185,000
From non-controlled affiliate company investments:
Interest income from investments	5,635	5,762	11,651	10,259
Capital structuring service fees	—	895	—	895
Dividend income	560	323	1,163	639
Management and other fees	—	63	—	126
Other income	38	265	129	294

Total investment income from non- controlled affiliate company investments	6,233	7,308	12,943	12,213
From controlled affiliate company investments:
Interest income from investments	57,944	55,183	110,983	111,308
Capital structuring service fees	10,622	7,804	12,509	17,587
Dividend income	10,145	5,097	37,607	10,198
Management and other fees	4,644	4,117	8,828	8,658
Other income	59	60	2,073	329

Total investment income from controlled affiliate company investments	83,414	72,261	172,000	148,080

Total investment income	206,123	177,555	401,178	345,293

EXPENSES:
Interest and credit facility fees	40,261	35,018	79,608	67,794
Base management fees	24,902	20,811	48,120	40,797
Incentive fees	33,374	22,733	53,459	49,119
Professional fees	3,736	3,548	6,880	7,234
Administrative fees	2,606	2,217	5,198	4,537
Other general and administrative	3,748	2,474	7,516	5,275

Total expenses	108,627	86,801	200,781	174,756

NET INVESTMENT INCOME BEFORE INCOME TAXES	97,496	90,754	200,397	170,537

Income tax expense, including excise tax	3,919	2,853	7,723	5,598

NET INVESTMENT INCOME	93,577	87,901	192,674	164,939

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses):
Non-controlled/non-affiliate company investments	5,777	(35,040)	16,428	(34,578)
Non-controlled affiliate company investments	128	68	145	71
Controlled affiliate company investments	2,743	(3,925)	3,753	(12,061)

Net realized gains (losses)	8,648	(38,897)	20,326	(46,568)
Net unrealized gains (losses):
Non-controlled/non-affiliate company investments	18,149	33,192	24,098	39,209
Non-controlled affiliate company investments	(580)	4,038	(1,933)	14,131
Controlled affiliate company investments	13,704	7,376	(21,325)	27,446

Net unrealized gains	31,273	44,606	840	80,786
Net realized and unrealized gains from investments	39,921	5,709	21,166	34,218
REALIZED LOSS ON EXTINGUISHMENT OF DEBT	—	(2,678)	—	(2,678)

NET INCREASE IN STOCKHOLDERS' EQUITY RESULTING FROM OPERATIONS	$133,498	$90,932	$213,840	$196,479

BASIC AND DILUTED EARNINGS PER COMMON SHARE (Note 9)	$0.50	$0.41	$0.83	$0.90

WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING—BASIC AND DILUTED (Note 9)	266,174	221,878	257,464	219,461

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of June 30, 2013
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Investment Funds and Vehicles
AGILE Fund I, LLC(9)	Investment partnership	Member interest (0.50% interest)		4/1/2010	$121	$28	(2)

CIC Flex, LP(9)	Investment partnership	Limited partnership units (0.94 unit)		9/7/2007	1,032	3,014	(2)

Covestia Capital Partners, LP(9)	Investment partnership	Limited partnership interest (47.00% interest)		6/17/2008	826	936	(2)

Dynamic India Fund IV, LLC(9)	Investment company	Member interest (5.44% interest)		4/1/2010	4,822	3,166

HCI Equity, LLC(7)(8)(9)	Investment company	Member interest (100.00% interest)		4/1/2010	182	343

Imperial Capital Private Opportunities, LP(9)	Investment partnership	Limited partnership interest (80.00% interest)		5/10/2007	5,971	12,966	(2)

Partnership Capital Growth Fund I, L.P.(9)	Investment partnership	Limited partnership interest (25.00% interest)		6/16/2006	1,507	3,953	(2)

Partnership Capital Growth Investors III, L.P.(9)	Investment partnership	Limited partnership interest (2.50% interest)		10/5/2011	2,320	2,411	(2)

Piper Jaffray Merchant Banking Fund I, L.P.(9)	Investment partnership	Limited partnership interest (2.00% interest)		8/16/2012	586	538	(2)

Senior Secured Loan Fund LLC(7)(10)	Co-investment vehicle	Subordinated certificates ($1,414,988 par due 12/2022)	8.27% (Libor + 8.00%/Q)(22)	10/30/2009	1,411,466	1,436,213
		Member interest (87.50% interest)		10/30/2009	— 1,411,466	— 1,436,213

VSC Investors LLC(9)	Investment company	Membership interest (1.95% interest)		1/24/2008	604	1,145	(2)

					1,429,437	1,464,713		33.70%

Healthcare—Services
AxelaCare Holdings, Inc. and AxelaCare Investment Holdings, L.P.	Provider of home infusion services	Senior secured loan ($7,500 par due 4/2019)	5.75% (Libor + 4.50%/Q)	4/12/2013	7,500	7,500	(2)(21)
		Preferred units (7,425,000 units)		4/12/2013	743	743	(2)
		Common units (75,000 units)		4/12/2013	7	7	(2)

					8,250	8,250

California Forensic Medical Group, Incorporated	Correctional facility healthcare operator	Senior secured revolving loan	—	11/16/2012	—	—	(2)(23)
		Senior secured loan ($53,911 par due 11/2018)	9.25% (Libor + 8.00%/Q)	11/16/2012	53,911	53,911	(3)(21)

					53,911	53,911

CCS Group Holdings, LLC	Correctional facility healthcare operator	Class A units (601,937 units)		8/19/2010	602	1,410	(2)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings LLC(6)	Healthcare analysis services provider	Senior secured loan ($7,498 par due 3/2017)	7.75% (Libor + 6.50%/Q)	3/15/2011	7,498	7,498	(2)(21)
		Senior secured loan ($7,108 par due 3/2017)	7.75% (Libor + 6.50%/Q)	3/15/2011	7,108	7,108	(3)(21)
		Class A common stock (9,679 shares)		6/15/2007	4,000	5,723	(2)
		Class C common stock (1,546 shares)		6/15/2007	—	1,578	(2)

					18,606	21,907

INC Research, Inc.	Pharmaceutical and biotechnology consulting services	Common stock (1,410,000 shares)		9/27/2010	1,513	910	(2)

Intermedix Corporation	Revenue cycle management provider to the emergency healthcare industry	Junior secured loan ($112,000 par due 6/2019)	10.25% (Libor + 9.00%/Q)	12/27/2012	112,000	112,000	(2)(21)

JHP Group Holdings, Inc.	Marketer and manufacturer of branded and generic specialty pharmaceutical products	Series A preferred stock (1,000,000 shares)	6.00% PIK	2/19/2013	1,000	1,455	(2)

Magnacare Holdings, Inc., Magnacare Administrative Services, LLC, and Magnacare, LLC	Healthcare professional provider	Senior secured loan ($137,104 par due 3/2018)	9.00% (Libor + 8.00%/Q)	9/15/2010	137,781	137,104	(2)(21)
		Senior secured loan ($57,900 par due 3/2018)	9.00% (Libor + 8.00%/Q)	9/15/2010	57,900	57,900	(3)(21)
		Senior secured loan ($4,825 par due 3/2018)	9.00% (Libor + 8.00%/Q)	3/16/2012	4,825	4,825	(4)(21)

					200,506	199,829

MW Dental Holding Corp.	Dental services provider	Senior secured revolving loan ($3,500 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	3,500	3,500	(2)(21)
		Senior secured loan ($55,746 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	55,746	55,746	(2)(21)
		Senior secured loan ($49,005 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	49,005	49,005	(3)(21)
		Senior secured loan ($9,850 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	9,850	9,850	(4)(21)

					118,101	118,101

Napa Management Services Corporation	Anesthesia management services provider	Senior secured revolving loan ($2,880 par due 4/2018)	6.50% (Libor + 5.25%/M)	4/15/2011	2,880	2,880	(2)(21)
		Senior secured loan ($23,615 par due 4/2018)	6.50% (Libor + 5.25%/M)	4/15/2011	23,615	23,615	(2)(21)
		Senior secured loan ($33,434 par due 4/2018)	6.50% (Libor + 5.25%/M)	4/15/2011	33,364	33,434	(3)(21)
		Common units (5,000 units)		4/15/2011	5,000	6,486	(2)

					64,859	66,415

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Netsmart Technologies, Inc. and NS Holdings, Inc.	Healthcare technology provider	Senior secured loan ($232 par due 12/2017)	8.25% (Base Rate + 5.00%/Q)	12/18/2012	232	232	(2)(18)(21)
		Senior secured loan ($40 par due 12/2017)	8.25% (Base Rate + 5.00%/Q)	12/18/2012	40	40	(2)(18)(21)
		Senior secured loan ($36,725 par due 12/2017)	7.25% (Libor + 6.00%/Q)	12/18/2012	36,725	36,725	(2)(18)(21)
		Senior secured loan ($2,847 par due 12/2017)	7.25% (Libor + 6.00%/Q)	12/18/2012	2,847	2,847	(2)(18)(21)
		Common stock (2,500,000 shares)		6/21/2010	2,500	2,441	(2)

					42,344	42,285

OnCURE Medical Corp.	Radiation oncology care provider	Common stock (857,143 shares)		8/18/2006	3,000	—	(2)

Passport Health Communications, Inc., Passport Holding Corp. and Prism Holding Corp.	Healthcare technology provider	Series A preferred stock (1,594,457 shares)	10.00% PIK	7/30/2008	5,312	6,417	(2)
		Common stock (16,106 shares)		7/30/2008	100	—	(2)

					5,412	6,417

PG Mergersub, Inc. and PGA Holdings, Inc.	Provider of patient surveys, management reports and national databases for the integrated healthcare delivery system	Junior secured loan ($21,316 par due 10/2018)	8.25% (Libor + 7.00%/Q)	4/19/2012	21,316	21,316	(2)(21)
		Preferred stock (333 shares)		3/12/2008	125	16	(2)
		Common stock (16,667 shares)		3/12/2008	167	792	(2)

					21,608	22,124

POS I Corp. (fka Vantage Oncology, Inc.)	Radiation oncology care provider	Common stock (62,157 shares)		2/3/2011	4,670	2,357	(2)

RCHP, Inc.	Operator of general acute care hospitals	Senior secured loan ($14,963 par due 11/2018)	7.00% (Libor + 5.75%/Q)	11/4/2011	14,963	14,963	(2)(21)
		Senior secured loan ($60,823 par due 11/2018)	7.00% (Libor + 5.75%/Q)	11/4/2011	60,799	60,823	(3)(21)
		Junior secured loan ($85,000 par due 5/2019)	11.50% (Libor + 10.00%/Q)	11/4/2011	85,000	85,000	(2)(21)

					160,762	160,786

Reed Group, Ltd.	Medical disability management services provider	Equity interests		4/1/2010	—	—	(2)

Respicardia, Inc.	Developer of implantable therapies to improve cardiovascular health	Senior secured loan ($5,000 par due 7/2015)	11.00%	6/28/2012	4,978	5,000	(2)
		Warrants to purchase up to 99,094 shares of Series C preferred stock		6/26/2012	38	15	(2)

					5,016	5,015

Sage Products Holdings III, LLC	Patient infection control and preventive care solutions provider	Junior secured loan ($75,000 par due 6/2020)	9.25% (Libor + 8.00%/Q)	12/13/2012	75,000	75,000	(2)(21)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Sorbent Therapeutics, Inc.	Orally-administered drug developer	Senior secured loan ($6,500 par due 9/2016)	10.25%	4/23/2013	6,500	6,435	(2)
		Warrant to purchase up to 727,272 shares of Series C Preferred Stock		4/23/2013	—	5	(2)

					6,500	6,440

Soteria Imaging Services, LLC(6)	Outpatient medical imaging provider	Junior secured loan ($2,504 par due 11/2010) Preferred		4/1/2010	2,037	682	(20)
		member units (1,823,179 units)		4/1/2010	—	—	(2)

					2,037	682

SurgiQuest, Inc.	Medical device company	Senior secured loan ($7,000 par due 10/2016)	10.00%	9/28/2012	6,823	7,000	(2)
		Warrants to purchase up to 54,672 shares of Series D-4 convertible preferred stock		9/28/2012	—	—	(2)

					6,823	7,000

U.S. Anesthesia Partners, Inc.	Anesthesiology service provider	Senior secured loan ($14,925 par due 12/2018)	6.50% (Libor + 5.50%/Q)	12/27/2012	14,925	14,925	(2)(21)

Young Innovations, Inc.	Dental supplier and equipment manufacturer	Senior secured loan ($78 par due 1/2019)	6.75% (Base Rate + 3.50%/Q)	1/31/2013	78	78	(2)(21)
		Senior secured loan ($115 par due 1/2019)	6.75% (Base Rate + 3.50%/Q)	1/31/2013	115	115	(3)(21)
		Senior secured loan ($14,423 par due 1/2019)	5.75% (Libor + 4.50%/Q)	1/31/2013	14,423	14,423	(2)(21)
		Senior secured loan ($21,291 par due 1/2019)	5.75% (Libor + 4.50%/Q)	1/31/2013	21,291	21,291	(3)(21)

					35,907	35,907

					963,352	963,126		22.15%

Education
American Academy Holdings, LLC	Provider of education, training, certification, networking, and consulting services to medical coders and other healthcare professionals	Senior secured revolving loan ($4,850 par due 3/2019)	6.00% (Libor + 5.00%/Q)	3/18/2011	4,850	4,850	(2)(21)
		Senior secured loan ($7,781 par due 3/2019)	6.00% (Libor + 5.00%/Q)	3/18/2011	7,781	7,781	(2)(21)
		Senior secured loan ($60,600 par due 3/2019)	6.00% (Libor + 5.00%/Q)	3/18/2011	60,600	60,600	(3)(21)
		Senior secured loan ($4,759 par due 3/2019)	6.00% (Libor + 5.00%/Q)	3/18/2011	4,759	4,759	(4)(21)
		Senior secured loan ($10,306 par due 3/2019)	6.00% (Libor + 5.00%/Q)	3/18/2011	10,306	10,306	(2)(21)
		Senior secured loan ($5,970 par due 3/2019)	6.00% (Libor + 5.00%/Q)	3/18/2011	5,970	5,970	(2)(21)

					94,266	94,266

Campus Management Corp. and Campus Management Acquisition Corp.(6)	Education software developer	Preferred stock (485,159 shares)		2/8/2008	10,520	2,044	(2)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Community Education Centers, Inc.	Offender re-entry and in-prison treatment services provider	Senior secured loan ($14,643 par due 12/2014)	6.25% (Libor + 5.25%/Q)	12/10/2010	14,643	14,643	(2)(15)(21)
		Senior secured loan ($357 par due 12/2014)	7.50% (Base Rate + 4.25%/Q)	12/10/2010	357	357	(2)(15)(21)
		Junior secured loan ($10,304 par due 12/2015)	15.27% (Libor + 8.50% Cash, 6.50% PIK/Q)	12/10/2010	10,304	9,480	(2)
		Junior secured loan ($34,145 par due 12/2015)	15.28% (Libor + 8.50% Cash, 6.50% PIK/Q)	12/10/2010	34,145	31,414	(2)
		Warrants to purchase up to 654,618 shares		12/10/2010	—	7	(2)

					59,449	55,901

eInstruction Corporation	Developer, manufacturer and retailer of educational products	Senior secured loan ($17,000 par due 7/2014)		4/1/2010	15,257	—	(2)(20)
		Senior subordinated loan ($34,637 par due 1/2015)		4/1/2010	24,151	—	(2)(20)
		Common stock (2,406 shares)		4/1/2010	926	—	(2)

					40,334	—

ELC Acquisition Corp., ELC Holdings Corporation, and Excelligence Learning Corporation(6)	Developer, manufacturer and retailer of educational products	Preferred stock (99,492 shares)	12.00% PIK	8/1/2011	11,208	12,482	(2)
		Common stock (50,800 shares)		8/1/2011	51	4,546	(2)

					11,259	17,028

Infilaw Holding, LLC	Operator of for-profit law schools	Senior secured revolving loan	—	8/25/2011	—	—	(2)(23)
		Senior secured loan ($1 par due 8/2016)	9.50% (Libor + 8.50%/Q)	8/25/2011	1	1	(2)(21)
		Senior secured loan ($19,014 par due 8/2016)	9.50% (Libor + 8.50%/Q)	8/25/2011	19,014	19,014	(3)(21)
		Series A preferred units (124,890 units)	9.50% (Libor + 8.50%/Q)	8/25/2011	124,890	124,890	(2)(21)
		Series B preferred stock (3.91 units)		10/19/2012	9,245	10,258	(2)

					153,150	154,163

Instituto de Banca y Comercio, Inc.	Private school operator	Senior secured loan ($15,000 par due 6/2015)	10.50% (Libor + 8.25%/Q)	4/24/2013	14,966	15,000	(2)(21)
		Senior secured loan ($40,062 par due 6/2015)	10.50% (Libor + 8.25%/Q)	4/24/2013	39,971	40,062	(3)(21)
		Series B preferred stock (1,750,000 shares)		8/5/2010	5,000	7,695	(2)
		Series C preferred stock (2,512,586 shares)		6/7/2010	689	—	(2)
		Common stock (20 shares)		6/7/2010	—	—	(2)

					60,626	62,757

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Lakeland Tours, LLC	Educational travel provider	Senior secured revolving loan ($9,844 par due 12/2016)	5.25% (Libor + 4.25%/Q)	10/4/2011	9,844	9,844	(2)(21)(24)
		Senior secured loan ($58,826 par due 12/2016)	9.25% (Libor + 8.25%/Q)	10/4/2011	58,685	58,826	(2)(14)(21)
		Senior secured loan ($1,726 par due 12/2016)	5.25% (Libor + 4.25%/Q)	10/4/2011	1,722	1,727	(2)(21)
		Senior secured loan ($40,362 par due 12/2016)	9.25% (Libor + 8.25%/Q)	10/4/2011	40,265	40,362	(3)(14)(21)
		Senior secured loan ($8,632 par due 12/2016)	5.25% (Libor + 4.25%/Q)	10/4/2011	8,612	8,632	(3)(21)
		Common stock (5,000 shares)		10/4/2011	5,000	5,112	(2)

					124,128	124,503

R3 Education, Inc. and EIC Acquisitions Corp.	Medical school operator	Preferred stock (8,800 shares)		7/30/2008	2,200	1,936	(2)
		Common membership interest (26.27% interest)		9/21/2007	15,800	29,905	(2)
		Warrants to purchase up to 27,890 shares		12/8/2009	—	—	(2)

					18,000	31,841

RuffaloCODY, LLC	Provider of student fundraising and enrollment management services	Senior secured loan ($53,268 par due 5/2019)	5.50% (Libor + 4.25%/Q)	5/29/2013	53,268	53,268	(2)(21)

					625,000	595,771		13.70%

Services—Other
Capital Investments and Ventures Corp.	SCUBA diver training and certification provider	Senior secured loan ($52,586 par due 8/2018)	8.50% (Libor + 7.25%/Q)	8/9/2012	52,586	52,586	(2)(21)
		Senior secured loan ($9,589 par due 8/2018)	8.50% (Libor + 7.25%/Q)	8/9/2012	9,589	9,589	(3)(21)
		Senior secured loan ($9,565 par due 8/2018)	8.50% (Libor + 7.25%/Q)	8/9/2012	9,565	9,565	(4)(21)

					71,740	71,740

Competitor Group, Inc. and Calera XVI, LLC	Endurance sports media and event operator	Senior secured revolving loan ($2,850 par due 11/2018)	10.00% (Base Rate + 6.75%/Q)	11/30/2012	2,850	2,707	(2)(21)
		Senior secured revolving loan ($900 par due 11/2018)	9.00% (Libor + 7.75%/Q)	11/30/2012	900	855	(2)(21)
		Senior secured loan ($24,377 par due 11/2018)	9.00% (Libor + 7.75%/Q)	11/30/2012	24,377	23,159	(2)(21)
		Senior secured loan ($29,850 par due 11/2018)	9.00% (Libor + 7.75%/Q)	11/30/2012	29,850	28,357	(3)(21)
		Membership units (2,500,000 units)		11/30/2012	2,510	1,282	(2)(9)

					60,487	56,360

ISS #2, LLC	Provider of repairs, refurbishments and services to the broader industrial end user markets	Senior secured loan ($60,000 par due 6/2018)	6.50% (Libor + 5.50%/Q)	6/5/2013	60,000	60,000	(2)(21)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Massage Envy, LLC	Franchisor in the massage industry	Senior secured loan ($29,554 par due 9/2018)	8.50% (Libor + 7.25%/A)	9/27/2012	29,554	29,554	(2)(21)
		Senior secured loan ($49,927 par due 9/2018)	8.50% (Libor + 7.25%/A)	9/27/2012	49,927	49,927	(3)(21)
		Common stock (3,000,000 shares)		9/27/2012	3,000	3,281	(2)

					82,481	82,762

McKenzie Sports Products, LLC	Designer, manufacturer and distributor of taxidermy forms and supplies	Senior secured loan ($35 par due 3/2017)	7.00% (Base Rate + 3.75%/Q)	3/30/2012	35	35	(2)(21)
		Senior secured loan ($1,782	6.00% (Libor + 4.75%/Q)	3/30/2012	1,782	1,782	(2)(21)
		Senior secured loan ($59 par due 3/2017)	7.00% (Base Rate + 3.75%/M)	3/30/2012	59	59	(4)(21)
		Senior secured loan ($9,314 par due 3/2017)	6.00% (Libor + 4.75%/Q)	3/30/2012	9,314	9,314	(4)(21)

					11,190	11,190

Spin Holdco Inc.	Laundry service and equipment provider	Junior secured loan ($140,000 par due 5/2020)	9.00% (Libor + 7.75%/M)	5/14/2013	140,000	140,000	(2)(21)

The Dwyer Group(6)	Operator of multiple franchise concepts primarily related to home maintenance or repairs	Senior subordinated loan ($25,590 par due 6/2018)	12.00% Cash, 1.50% PIK	12/22/2010	25,590	25,590	(2)
		Series A preferred units (13,292,377 units)	8.00% PIK	12/22/2010	6,591	15,967	(2)

					32,181	41,557

Wash Multifamily Laundry Systems, LLC	Laundry service and equipment provider	Junior secured loan ($78,000 par due 2/2020)	9.75% (Libor + 8.50%/Q)	2/21/2013	78,000	78,000	(2)(21)

					536,079	541,609		12.46%

Business Services
Access CIG, LLC	Records and information management services provider	Senior secured loan ($995 par due 10/2017)	7.00% (Libor + 5.75%/Q)	10/5/2012	995	995	(2)(21)
		Senior secured loan ($3 par due 10/2017)	8.00% (Base Rate + 4.75%/Q)	10/5/2012	3	3	(2)(21)

					998	998

Cast & Crew Payroll, LLC and Centerstage Co-Investors, L.L.C.(6)	Payroll and accounting services provider to the entertainment industry	Senior secured loan ($19,500 par due 12/2017)	7.50% (Libor + 6.50%/Q)	12/24/2012	19,500	19,500	(2)(21)
		Senior secured loan ($48,750 par due 12/2017)	7.50% (Libor + 6.50%/Q)	12/24/2012	48,750	48,750	(3)(16)(21)
		Class A membership units (2,500,000 units)		12/24/2012	2,500	2,521	(2)
		Class B membership units (2,500,000 units)		12/24/2012	2,500	2,521	(2)

					73,250	73,292

CIBT Investment Holdings, LLC	Expedited travel document processing services	Class A shares (2,500 shares)		12/15/2011	2,500	3,615	(2)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
CitiPostal Inc.(7)	Document storage and management services	Senior secured loan ($528 par due 12/2013)	8.50% Cash, 5.50% PIK	4/1/2010	528	504	(2)
		Senior secured loan ($54,044 par due 12/2013)	8.50% Cash, 5.50% PIK	4/1/2010	54,044	51,672	(2)
		Senior subordinated loan ($18,645 par due 12/2015)		4/1/2010	13,038	—	(2)(20)
		Common stock (37,024 shares)		4/1/2010	—	—

					67,610	52,176

Command Alkon, Inc.	Software solutions provider to the ready-mix concrete industry	Junior secured loan ($39,130 par due 3/2018)	9.75% (Libor + 8.50%/Q)	9/28/2012	39,130	39,130	(2)(21)

Cornerstone Records Management, LLC	Physical records storage and management service provider	Senior secured loan ($16,737 par due 12/2015)	9.50% (Libor + 8.00%/Q)	8/12/2011	16,737	16,402	(2)(21)

Coverall North America, Inc.	Commercial janitorial services provider	Letter of credit facility		1/17/2013	—	—	(2)(25)

HCPro, Inc. and HCP Acquisition Holdings, LLC(7)	Healthcare compliance advisory services	Senior subordinated loan ($17,470 par due 8/2014)		3/5/2013	5,500	5,500	(2)(20)
		Class A units (15,043,110 units)		6/26/2008	13,543	—	(2)

					19,043	5,500

IfByPhone Inc.	Voice-based marketing automation software provider	Senior secured loan ($1,933 par due 11/2015)	11.00%	10/15/2012	1,866	1,933	(2)
		Senior secured loan ($1,000 par due 1/2016)	11.00%	10/15/2012	1,000	1,000	(2)
		Warrant to purchase up to 124,300 shares of Series C preferred stock		10/15/2012	88	88	(2)

					2,954	3,021

Impact Innovations Group, LLC	IT consulting and outsourcing services	Member interest (50.00% interest)		4/1/2010	—	200

Investor Group Services, LLC(6)	Business consulting for private equity and corporate clients	Limited liability company membership interest (8.5% interest)		6/22/2006	—	632

Itel Laboratories, Inc.	Data services provider for building materials to property insurance industry	Senior secured loan ($21,550 par due 6/2018)	6.00% (Libor + 4.75%/Q)	6/29/2012	21,550	21,550	(2)(21)
		Preferred units (1,798,391 units)		6/29/2012	1,000	998	(2)

					22,550	22,548

Multi-Ad Services, Inc.(6)	Marketing services and software provider	Preferred units (1,725,280 units)		4/1/2010	788	2,071
		Common units (1,725,280 units)		4/1/2010	—	—

					788	2,071

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
MVL Group, Inc.(7)	Marketing research provider	Senior subordinated loan ($37,232 par due 7/2012)		4/1/2010	34,636	5,683	(2)(20)
		Junior subordinated loan ($185 par due 7/2012)		4/1/2010	—	—	(2)(20)
		Common stock (560,716 shares)		4/1/2010	—	—	(2)

					34,636	5,683

NComputing, Inc.	Desktop virtualization hardware and software technology service provider	Senior secured loan ($6,500 par due 7/2016)	10.50%	3/20/2013	6,500	6,500	(2)
		Warrant to purchase up to 462,726 shares of Series C preferred stock		3/20/2013	—	39	(2)

					6,500	6,539

Pillar Processing LLC and PHL Investors, Inc.(6)	Mortgage services	Senior secured loan ($6,375 par due 11/2018)		7/31/2008	5,887	6,375	(2)(20)
		Senior secured loan ($7,375 par due 5/2019)		11/20/2007	6,137	487	(2)(20)
		Class A common stock (576 shares)		7/31/2012	3,768	—	(2)

					15,792	6,862

Powersport Auctioneer Holdings, LLC	Powersport vehicle auction operator	Common units (1,972 units)		3/2/2012	1,000	749	(2)

Prommis Holdings, LLC	Bankruptcy and foreclosure processing services	Class B common units (1,727 units)		6/12/2012	—	—	(2)

R2 Acquisition Corp.	Marketing services	Common stock (250,000 shares)		5/29/2007	250	169	(2)

Rainstor, Inc.	Database solution provider designed to manage Big Data for large enterprises at the lowest total cost	Senior secured loan ($3,000 par due 4/2016)	11.25%	3/28/2013	2,919	3,000	(2)
		Warrant to purchase up to 142,210 shares of Series C preferred stock		3/28/2013	88	91	(2)

					3,007	3,091

Strident Holding, Inc.	Recovery audit services provider to commercial and governmental healthcare payors	Senior secured loan ($7,639 par due 7/2018)	6.50% (Libor + 5.25%/Q)	7/26/2012	7,639	7,639	(2)(21)
		Senior secured loan ($9,603 par due 7/2018)	6.50% (Libor + 5.25%/Q)	7/26/2012	9,603	9,603	(4)(21)

					17,242	17,242

Summit Business Media Parent Holding Company LLC	Business media consulting services	Limited liability company membership interest (45.98% interest)		5/20/2011	—	1,479	(2)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
TOA Technologies, Inc.	Cloud based, mobile workforce management applications provider	Senior secured loan ($13,000 par due 11/2016)	10.25%	10/31/2012	12,477	13,000	(2)
		Warrant to purchase up to 2,509,770 shares of Series D preferred stock		10/31/2012	605	677	(2)
					13,082	13,677

Tradesmen International, Inc.	Construction labor support	Warrants to purchase up to 771,036 shares		4/1/2010	—	11,028

Tripwire, Inc.	IT security software provider	Senior secured loan ($104,950 par due 5/2018)	8.00% (Libor + 6.75%/Q)	5/23/2011	104,950	104,950	(2)(21)
		Senior secured loan ($49,875 par due 5/2018)	8.00% (Libor + 6.75%/Q)	5/23/2011	49,875	49,875	(3)(21)
		Senior secured loan ($9,975 par due 5/2018)	8.00% (Libor + 6.75%/Q)	5/23/2011	9,975	9,975	(4)(21)
		Class B common stock (2,655,638 shares)		5/23/2011	30	81	(2)
		Class A common stock (2,970 shares)		5/23/2011	2,970	8,060	(2)

					167,800	172,941

Venturehouse-Cibernet Investors, LLC	Financial settlement services for intercarrier wireless roaming	Equity interest		4/1/2010	—	—	(2)

VSS-Tranzact Holdings, LLC(6)	Management consulting services	Common membership interest (5.98% interest)		10/26/2007	10,204	2,785

X Plus Two Solutions, Inc. and X Plus One Solutions, Inc.	Provider of open and integrated software for digital marketing optimization	Senior secured revolving loan ($5,640 par due 9/2014)	8.50%	4/1/2013	5,640	5,640	(2)
		Senior secured loan ($3,500 par due 10/2016)	10.00%	4/1/2013	3,166	3,220	(2)
		Warrant to purchase up to 999,167 shares of Series C preferred stock		4/1/2013	284	284	(2)

					9,090	9,144

					524,163	470,974		10.83%

Financial Services
AllBridge Financial, LLC(7)	Asset management services	Equity interests		4/1/2010	5,077	7,365

Callidus Capital Corporation(7)	Asset management services	Common stock (100 shares)		4/1/2010	3,000	1,730

Ciena Capital LLC(7)	Real estate and small business loan servicer	Senior secured revolving loan ($14,000 par due 12/2014)	6.00%	11/29/2010	14,000	14,000	(2)
		Senior secured loan ($28,000 par due 12/2016)	12.00%	11/29/2010	28,000	28,000	(2)
		Equity interests		11/29/2010	53,374	12,708	(2)

					95,374	54,708

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Commercial Credit Group, Inc.	Commercial equipment finance and leasing company	Senior subordinated loan ($28,000 par due 5/2018)	12.75%	5/10/2012	28,000	28,000	(2)

Cook Inlet Alternative Risk, LLC	Risk management services	Senior subordinated loan ($2,250 par due 9/2015)	9.00%	9/30/2011	2,250	2,250	(2)

Financial Pacific Company	Commercial finance leasing	Preferred stock (6,500 shares)	8.00% PIK	10/13/2010	3,883	20,940
		Common stock (650,000 shares)		10/13/2010	—	—

					3,883	20,940

Gordian Acquisition Corp.	Financial services firm	Common stock (526 shares)		11/30/2012	—	—	(2)

Imperial Capital Group LLC	Investment services	Class A common units (7,710 units)		5/10/2007	14,997	18,919	(2)
		2006 Class B common units (2,526 units)		5/10/2007	3	4	(2)
		2007 Class B common units (315 units)		5/10/2007	—	1	(2)

					15,000	18,924

Ivy Hill Asset Management, L.P.(7)(9)	Asset management services	Member interest (100.00% interest)		6/15/2009	170,961	274,886

					323,545	408,803		9.40%

Restaurants and Food Services
ADF Capital, Inc. & ADF Restaurant Group, LLC	Restaurant owner and operator	Senior secured revolving loan ($1,118 par due 11/2014)	6.50% (Libor + 3.50%/Q)	11/27/2006	1,118	1,118	(2)(21)
		Senior secured loan ($9,136 par due 11/2015)	12.50% (Libor + 9.50%/Q)	11/27/2006	9,136	9,136	(2)(21)
		Senior secured loan ($10,957 par due 11/2015)	12.50% (Libor + 9.50%/Q)	11/27/2006	10,960	10,957	(3)(21)
		Promissory note ($20,621 par due 11/2016)	12.00% PIK	11/27/2006	17,185	20,577	(2)
		Warrants to purchase up to 0.61 shares		6/1/2006	—	1,426	(2)

					38,399	43,214

Benihana, Inc.	Restaurant owner and operator	Senior secured loan ($11,685 par due 2/2018)	9.25% (Libor + 8.00%/Q)	8/21/2012	11,685	11,685	(2)(21)
		Senior secured loan ($9,975 par due 2/2018)	9.25% (Libor + 8.00%/Q)	8/21/2012	9,975	9,975	(3)(21)
		Senior secured loan ($9,950 par due 2/2018)	9.25% (Libor + 8.00%/Q)	8/21/2012	9,950	9,950	(4)(21)

					31,610	31,610

Hojeij Branded Foods, Inc.	Airport restaurant operator	Senior secured revolving loan ($1,900 par due 2/2017)	9.00% (Libor + 8.00%/Q)	2/15/2012	1,900	1,900	(2)(21)(24)
		Senior secured loan ($25,600 par due 2/2017)	9.00% (Libor + 8.00%/Q)	2/15/2012	25,082	25,600	(2)(21)
		Warrants to purchase up to 7.5% of membership interest		2/15/2012	—	257	(2)
		Warrants to purchase up to 324 shares of Class A common stock		2/15/2012	669	3,710	(2)

					27,651	31,467

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Orion Foods, LLC (fka Hot Stuff Foods, LLC)(7)	Convenience food service retailer	Senior secured revolving loan ($9,000 par due	10.75% (Base Rate + 7.50%/Q)	4/1/2010	9,000	9,000	(2)(21)
		9/2014) Senior secured loan ($33,257 par due 9/2014)	10.00% (Libor + 8.50%/Q)	4/1/2010	33,257	33,257	(3)(21)
		Junior secured loan ($37,552 par due 9/2014)		4/1/2010	21,081	19,622	(2)(21)
		Preferred units (10,000 units)		10/28/2010	—	—	(2)
		Class A common units (25,001 units)		4/1/2010	—	—	(2)
		Class B common units (1,122,452 units)		4/1/2010	—	—	(2)

					63,338	61,879

OTG Management, LLC	Airport restaurant operator	Senior secured loan ($29,250 par due 12/2017)	8.75% (Libor + 7.25%/Q)	12/11/2012	29,250	29,250	(2)(21)
		Common units (3,000,000 units)		1/5/2011	3,000	1,497	(2)
		Warrants to purchase up to 7.73% of common units		6/19/2008	100	3,178	(2)

					32,350	33,925

Performance Food Group, Inc. and Wellspring Distribution Corp	Food service distributor	Junior secured loan ($75,000 par due 11/2019)	6.25% (Libor + 5.25%/Q)	5/14/2013	74,631	75,000	(2)(21)
		Class A non-voting common stock (1,366,120 shares)		5/3/2008	6,303	5,960	(2)

					80,934	80,960

Restaurant Holding Company, LLC	Fast food restaurant operator	Senior secured loan ($60,667 par due 2/2017)	9.00% (Libor + 7.50%/M)	2/17/2012	59,727	60,667	(3)(21)
		Senior secured loan ($9,333 par due 2/2017)	9.00% (Libor + 7.50%/M)	2/17/2012	9,187	9,333	(4)(21)

					68,914	70,000
S.B. Restaurant Company	Restaurant owner and operator	Preferred stock (46,690 shares)		4/1/2010	—	—	(2)
		Warrants to purchase up to 257,429 shares of common stock		4/1/2010	—	—	(2)

					—	—

					343,196	353,055		8.12%

Consumer Products—Non-durable
Gilchrist & Soames, Inc.	Personal care manufacturer	Senior secured revolving loan ($9,200 par due 10/2013)	6.25% (Libor + 5.00%/M)	4/1/2010	9,200	9,200	(2)(21)
		Senior secured loan ($22,281 par due 10/2013)	13.44% Cash, 2.00% PIK	4/1/2010	22,195	21,167	(2)

					31,395	30,367

Implus Footcare, LLC	Provider of footwear and other accessories	Preferred stock (455 shares)	6.00% PIK	10/31/2011	5,019	5,019	(2)
		Common stock (455 shares)		10/31/2011	455	867	(2)

					5,474	5,886

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Insight Pharmaceuticals Corporation(6)	OTC drug products manufactuer	Junior secured loan ($19,310 par due 8/2017)	13.25% (Libor + 11.75%/Q)	8/26/2011	19,150	19,310	(2)(21)
		Class A common stock (155,000 shares)		8/26/2011	6,035	8,669	(2)
		Class B common stock (155,000 shares)		8/26/2011	6,035	8,669	(2)

					31,220	36,648

Matrixx Initiatives, Inc. and Wonder Holdings Acquisition Corp.	Developer and marketer of over-the-counter healthcare products	Senior secured revolving loan ($5,200 par due 6/2016)	13.00% (Libor + 12.00%/Q)	6/30/2011	5,200	5,200	(2)(21)
		Senior secured loan ($37,187 par due 6/2016)	13.00% (Libor + 12.00%/Q)	6/30/2011	37,018	37,188	(2)(21)
		Warrants to purchase up to 1,654,678 shares of common stock		7/27/2011	—	—	(2)
		Warrants to purchase up to 1,489 shares of preferred stock		7/27/2011	—	552	(2)

					42,218	42,940

Oak Parent, Inc.	Manufacturer of athletic apparel	Senior secured loan ($5 par due 4/2018)	9.25% (Base Rate + 6.00%/Q)	4/2/2012	5	5	(2)(21)
		Senior secured loan ($5,679 par due 4/2018)	7.50% (Libor + 7.00%/Q)	4/2/2012	5,657	5,679	(2)(21)
		Senior secured loan ($27 par due 4/2018)	9.25% (Base Rate + 6.00%/Q)	4/2/2012	27	27	(3)(21)
		Senior secured loan ($33,710 par due 4/2018)	7.50% (Libor + 7.00%/Q)	4/2/2012	33,579	33,710	(3)(21)
		Senior secured loan ($7 par due 4/2018)	9.25% (Base Rate + 6.00%/Q)	4/2/2012	7	7	(4)(21)
		Senior secured loan ($8,992 par due 4/2018)	7.50% (Libor + 7.00%/Q)	4/2/2012	8,957	8,992	(4)(21)

					48,232	48,420

PG-ACP Co-Invest, LLC	Supplier of medical uniforms, specialized medical footwear and accessories	Class A membership units (1,000,0000 units)		8/29/2012	1,000	1,645	(2)

The Step2 Company, LLC	Toy manufacturer	Junior secured loan ($25,600 par due 4/2015)	10.00%	4/1/2010	24,908	25,600	(2)
		Junior secured loan ($32,045 par due 4/2015)	10.00%	4/1/2010	30,889	25,657	(2)
		Common units (1,116,879 units)		4/1/2010	24	—
		Warrants to purchase up to 3,157,895 units		4/1/2010	—	—

					55,821	51,257

The Thymes, LLC(7)	Cosmetic products manufacturer	Preferred units (6,283 units)	8.00% PIK	6/21/2007	5,102	4,789
		Common units (5,400 units)		6/21/2007	—	4,635

					5,102	9,424

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Woodstream Corporation	Pet products manufacturer	Senior secured loan ($2,992 par due 8/2016)	6.00% (Libor + 5.00%/Q)	4/18/2012	2,993	2,993	(2)(21)
		Senior secured loan ($14,962 par due 8/2016)	6.00% (Libor + 5.00%/Q)	4/18/2012	14,963	14,963	(4)(21)
		Senior subordinated loan ($80,000 par due 2/2017)	11.00%	1/22/2010	77,092	80,000	(2)
		Common stock (4,254 shares)		1/22/2010	1,222	2,535	(2)

					96,270	100,491

					316,732	327,078		7.52%

Energy
Centinela Funding, LLC	Solar power generation facility developer and operator	Senior secured loan ($56,000 par due 11/2020)	10.00% (Libor + 8.75%/Q)	11/14/2012	56,000	56,000	(2)(21)

EquiPower Resources Holdings, LLC	Gas-fired power generation facilities operator	Junior secured loan ($22,500 par due 6/2019)	10.00% (Libor + 8.50%/M)	6/27/2012	22,097	22,500	(2)(21)

La Paloma Generating Company, LLC	Natural gas fired, combined cycle plant operator	Junior secured loan ($68,000 par due 8/2018)	10.25% (Libor + 8.75%/S)	8/9/2011	66,983	67,320	(2)(21)

Panda Sherman Power, LLC	Developer and operator of a gas turbine power plant	Senior secured loan ($32,500 par due 9/2018)	9.00% (Libor + 7.50%/Q)	9/14/2012	32,500	32,500	(2)(21)

Panda Temple Power II, LLC	Developer and operator of a gas turbine power plant	Senior secured loan ($20,000 par due 4/2019)	7.25% (Libor + 6.00%/Q)	4/3/2013	19,806	20,000	(2)(21)

Panda Temple Power, LLC	Developer and operator of large-scale energy facilities	Senior secured loan ($60,000 par due 7/2018)	11.50% (Libor + 10.00%/Q)	7/17/2012	58,276	60,000	(2)(21)

Sunrun Solar Owner Holdco X, LLC	Residential solar energy provider	Senior secured loan ($60,000 par due 6/2019)	9.50% (Libor + 8.25%/Q)	6/7/2013	60,000	60,000	(2)(21)

					315,662	318,320		7.32%

Containers—Packaging
ICSH, Inc.	Industrial container manufacturer, reconditioner and servicer	Senior secured revolving loan	—	8/31/2011	—	—	(2)(23)
		Senior secured loan ($3,713 par due 8/2016)	8.00% (Libor + 7.00%/Q)	8/31/2011	3,713	3,713	(2)(21)
		Senior secured loan ($23,331 par due 8/2016)	8.00% (Libor + 7.00%/Q)	8/31/2011	22,331	22,331	(2)(21)
		Senior secured loan ($19 par due 8/2016)	8.00% (Libor + 7.00%/Q)	8/31/2011	19	19	(2)(21)
		Senior secured loan ($30,338 par due 8/2016)	8.04% (Libor + 7.00%/Q)	8/31/2011	30,338	30,338	(2)(21)
		Senior secured loan ($61,839 par due 8/2016)	8.04% (Libor + 7.00%/Q)	8/31/2011	61,839	61,839	(3)(21)
		Senior secured loan ($14,795 par due 8/2016)	8.04% (Libor + 7.00%/Q)	8/31/2011	14,795	14,795	(4)(21)

					133,035	133,035

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Microstar Logistics LLC, Microstar Global Asset Management LLC and MStar Holding Corporation	Keg management solutions provider	Junior secured loan ($165,000 par due 12/2018)	8.50% (Libor + 7.50%/Q)	12/14/2012	165,000	165,000	(2)(21)
		Common Stock (50,000 shares)		12/14/2012	5,000	5,896	(2)

					170,000	170,896

Pregis Corporation, Pregis Intellipack Corp. and Pregis Innovative Packaging Inc.	Provider of highly-customized, tailored protective packaging solutions	Senior secured loan ($985 par due 3/2017)	7.75% (Libor + 6.25%/M)	4/25/2012	985	985	(2)(21)
		Senior secured loan ($5 par due 3/2017)	8.50% (Base Rate + 5.25%/Q)	4/25/2012	5	5	(2)(21)

					990	990

					304,025	304,921		7.01%

Automotive Services
Driven Holdings, LLC	Automotive aftermarket car care franchisor	Preferred stock (247,500 units)		12/16/2011	2,475	2,742	(2)(21)
		Common stock (25,000 units)		12/16/2011	25	130	(2)

					2,500	2,872

Eckler Industries, Inc.	Restoration parts and accessories provider for classic automobiles	Senior secured loan ($1,000 par due 7/2017)	8.25% (Base Rate + 5.00%/Q)	7/12/2012	1,000	1,000	(2)(21)
		Senior secured loan ($8,269 par due 7/2017)	7.25% (Libor + 6.00%/M)	7/12/2012	8,270	8,270	(2)(21)
		Senior secured loan ($41,021 par due 7/2017)	7.25% (Libor + 6.00%/Q)		41,021	41,021	(3)(21)
		Series A preferred stock (1,800 shares)		7/12/2012	1,800	1,948	(2)
		Common stock (20,000 shares)		7/12/2012	200	234	(2)

					52,291	52,473

EcoMotors, Inc.	Engine developer	Senior secured loan ($5,000 par due 10/2016)	10.83%	12/28/2012	5,000	5,000	(2)
		Senior secured loan ($5,000 par due 7/2016)	10.13%	12/28/2012	4,869	5,000	(2)
		Warrant to purchase up to 321,888 shares of Series C preferred stock		12/28/2012	—	40	(2)

					9,869	10,040

Service King Paint & Body, LLC	Collision repair site operators	Senior secured loan ($127,850 par due 8/2017)	7.25% (Libor + 6.25%/Q)	8/20/2012	127,850	127,850	(2)(17)(21)
		Senior secured loan ($4,887 par due 8/2017)	4.50% (Libor + 3.50%/Q)	8/20/2012	4,887	4,887	(2)(21)
		Senior secured loan ($9,774 par due 8/2017)	4.50% (Libor + 3.50%/Q)	8/20/2012	9,774	9,774	(4)(21)
		Membership interest		8/20/2012	5,000	6,690	(2)

					147,511	149,201

					212,171	214,586		4.94%

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Manufacturing
Argotec, LLC	Thermoplastic polyurethane films	Senior secured revolving loan ($2,000 par due 5/2018)	5.75% (Libor + 4.75%/S)	5/31/2013	2,000	2,000	(2)(21)
		Senior secured loan ($20,000 par due 5/2019)	5.75% (Libor + 4.75%/S)	5/31/2013	20,000	20,000	(2)(21)

					22,000	22,000

Cambrios Technologies Corporation	Nanotechnology-based solutions for electronic devices and computers	Senior secured loan ($3,939 par due 8/2015)	12.00%	8/7/2012	3,939	3,939	(2)
		Warrants to purchase up to 400,000 shares of Series D-4 convertible preferred stock		8/7/2012	—	1	(2)

					3,939	3,940

Component Hardware Group, Inc.	Commercial equipment	Junior secured loan ($3,251 par due 12/2014)	7.00% Cash, 3.00% PIK	8/4/2010	3,251	3,251	(2)
		Senior subordinated loan ($11,424 par due 12/2014)	7.50% Cash, 5.00% PIK	4/1/2010	9,174	11,425	(2)
		Warrants to purchase up to 1,462,500 shares of common stock		8/4/2010	—	14,656	(2)

					12,425	29,332

Lighting Science Group Corporation	Advanced lighting products	Letter of credit facility	—	9/20/2011	—	—	(2)(25)

MWI Holdings, Inc.	Engineered springs, fasteners, and other precision components	Senior secured loan ($38,274 par due 3/2019)	9.38% (Libor + 8.13%/Q)	6/15/2011	38,274	38,274	(2)(21)
		Senior secured loan ($10,000 par due 3/2019)	9.38% (Libor + 8.13%/Q)	6/15/2011	10,000	10,000	(4)(21)

					48,274	48,274

NetShape Technologies, Inc.	Metal precision engineered components	Senior secured revolving loan ($408 par due 12/2014)	7.50% (Libor + 6.50%/S)	4/1/2010	408	408	(2)(21)

Pelican Products, Inc.	Flashlights	Senior secured loan ($7,920	7.00% (Libor + 5.50%/Q)	7/13/2012	7,920	7,920	(4)(21)
		Junior secured loan ($32,000 par due 6/2019)	11.50% (Libor + 10.00%/Q)	7/13/2012	32,000	32,000	(2)(21)

					39,920	39,920

Protective Industries, Inc. dba Caplugs	Plastic protection products	Senior secured revolving loan ($408 par due 5/2016)	6.25% (Base Rate + 3.00%/Q)	5/23/2011	408	408	(2)(21)(24)
		Senior secured loan ($1,462 par due 5/2017)	5.75% (Libor + 4.25%/M)	11/30/2012	1,462	1,462	(2)(21)
		Senior subordinated loan ($720 par due 5/2018)	8.00% Cash, 7.25% PIK	5/23/2011	720	720	(2)
		Preferred stock (2,379,361 shares)		5/23/2011	2,307	5,303	(2)

					4,897	7,893

Saw Mill PCG Partners LLC	Metal precision engineered components	Common units (1,000 units)		1/30/2007	1,000	—	(2)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
SSH Environmental Industries, Inc. and SSH Non-Destructive Testing, Inc.	Magnetic sensors and supporting sensor products	Senior secured loan ($11,383 par due 12/2016)	9.00% (Libor + 7.50%/Q)	3/23/2012	11,206	11,383	(2)(21)

					144,069	163,150		3.75%

Aerospace and Defense
Cadence Aerospace, LLC (fka PRV Aerospace, LLC)	Aerospace precision components manufacturer	Senior secured loan ($1,130 par due 5/2018)	6.50% (Libor + 5.25%/Q)	5/15/2012	1,125	1,130	(2)(21)
		Senior secured loan ($3 par due 5/2018)	7.50% (Base Rate + 4.25%/Q)		3	3	(2)(21)
		Senior secured loan ($8,417 par due 5/2018)	6.50% (Libor + 5.25%/Q)	5/15/2012	8,346	8,417	(4)(21)
		Senior secured loan ($21 par due 5/2018)	7.50% (Base Rate + 4.25%/Q)		21	21	(4)(21)
		Junior secured loan ($79,657 par due 5/2019)	10.50% (Libor + 9.25%/Q)	5/10/2012	79,657	79,657	(2)(21)

					89,152	89,228

ILC Industries, LLC	Designer and manufacturer of protective cases and technically advanced lighting systems	Senior secured loan ($4,900 par due 7/2018)	7.50% (Libor + 6.00%/Q)	7/13/2012	4,819	4,900	(2)(21)
		Senior secured loan ($19,850 par due 7/2018)	7.50% (Libor + 6.00%/Q)	7/13/2012	19,503	19,850	(4)(21)

					24,322	24,750

TurboCombuster Technology, Inc.	Manufacturer of complex fabrications for the commercial aerospace, military aerospace and industrial gas turbine markets	Senior secured loan ($9,975 par due 12/2017)	6.00% (Libor + 5.00%/Q)	1/31/2013	9,929	9,976	(2)(21)

Wyle Laboratories, Inc. and Wyle Holdings, Inc.	Provider of specialized engineering, scientific and technical services	Senior preferred stock (775 shares)	8.00% PIK	1/17/2008	107	107	(2)
		Common stock (1,885,195 shares)		1/17/2008	2,291	1,851	(2)

					2,398	1,958

					125,801	125,912		2.90%

Retail
Fulton Holdings Corp.	Airport restaurant operator	Senior secured loan ($42,892 par due 5/2018)	8.50%	5/10/2013	42,892	42,892	(2)(12)
		Senior secured loan ($39,900 par due 5/2018)	8.50%	5/28/2010	39,900	39,900	(3)(12)
		Common stock (19,672 shares)		5/28/2010	1,461	1,588	(2)

					84,253	84,380

Things Remembered Inc. and TRM Holdings Corporation	Personalized gifts retailer	Senior secured loan ($14,888 par due 5/2018)	8.00% (Libor + 6.50%/Q)	5/24/2012	14,888	14,888	(4)(21)

					99,141	99,268		2.28%

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Consumer Products—Durable
Bushnell Inc.	Sports optics manufacturer	Junior secured loan ($48,825 par due 2/2016)	9.00% (Libor + 7.50%/Q)	4/1/2010	44,618	48,826	(2)(21)
		Junior secured loan ($43,675 par due 2/2016)	9.50% (Libor + 8.00%/Q)	4/30/2012	43,675	43,675	(2)(21)

					88,293	92,501

					88,293	92,501		2.13%

Telecommunications
American Broadband Communications, LLC, American Broadband Holding Company and Cameron Holdings of NC, Inc.	Broadband communication services	Senior secured revolving loan ($2,500 par due 8/2014)	7.50% (Libor + 5.50%/Q)	9/1/2010	2,500	2,500	(2)(21)
		Senior secured loan ($6,540 par due 8/2014)	7.50% (Libor + 5.50%/Q)	9/1/2010	6,540	6,540	(2)(21)
		Senior subordinated loan ($34,666 par due 11/2014)	12.00% Cash, 2.00% PIK	11/7/2007	34,666	33,973	(2)
		Senior subordinated loan ($10,847 par due 11/2014)	12.00% Cash, 2.00% PIK	9/1/2010	10,847	10,630	(2)
		Senior subordinated loan ($24,210 par due 11/2014)	10.00% Cash, 4.00% PIK	11/7/2007	24,210	23,726	(2)
		Warrants to purchase up to 378 shares		11/7/2007	—	4,500	(2)
		Warrants to purchase up to 200 shares		9/1/2010	—	2,381	(2)

					78,763	84,250

Startec Equity, LLC(7)	Communication services	Member interest		4/1/2010	—	—

					78,763	84,250		1.94%

Printing, Publishing and Media
Batanga, Inc.	Independent digital media company	Senior secured loan ($5,500 par due 11/2016)	9.60%	10/31/2012	5,500	5,595	(2)(19)(21)
		Senior secured loan ($4,500 par due 9/2017)	9.60%	10/31/2012	4,500	4,500	(2)(19)(21)

					10,000	10,095

Earthcolor Group, LLC	Printing management services	Limited liability company interests (9.30%)		5/18/2012	—	—

National Print Group, Inc.	Printing management services	Senior secured revolving loan ($685 par due 10/2013)	9.00% (Libor + 6.00%/Q)	3/2/2006	685	685	(2)(21)(24)
		Senior secured revolving loan ($1,119 par due 10/2013)	9.00% (Base Rate + 5.00%/Q)	3/2/2006	1,119	1,119	(2)(21)(24)
		Senior secured loan ($6,782 par due 10/2013)	9.00% (Libor + 8.00% Cash, 1.00% PIK /Q)	3/2/2006	6,516	6,782	(2)(21)
		Senior secured loan ($244 par due 10/2013)	9.00% (Base Rate + 8.00% Cash, 1.00% PIK /Q)	3/2/2006	235	244	(2)(21)
		Preferred stock (9,344 shares)		3/2/2006	2,000	—	(2)

					10,555	8,830

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
The Teaching Company, LLC and The Teaching Company Holdings, Inc.	Education publications provider	Senior secured loan ($21,103 par due 3/2017)	9.00% (Libor + 7.50%/Q)	9/29/2006	21,103	21,103	(2)(21)
		Senior secured loan ($9,801 par due 3/2017)	9.00% (Libor + 7.50%/Q)	9/29/2006	9,801	9,801	(4)(21)
		Preferred stock (10,663 shares)		9/29/2006	1,066	3,309	(2)
		Common stock (15,393 shares)		9/29/2006	3	8	(2)

					31,973	34,221

					52,528	53,146		1.22%

Oil and Gas
Geotrace Technologies, Inc.	Reservoir processing and development	Warrants to purchase up to 69,978 shares of common stock		4/1/2010	88	—	(2)
		Warrants to purchase up to 210,453 shares of preferred stock		4/1/2010	2,805	2,015	(2)

					2,893	2,015

UL Holding Co., LLC and Universal Lubricants, LLC(6)	Petroleum product manufacturer	Junior secured loan ($2,904 par due 12/2014)	7.15% (Libor + 6.875%/Q)	4/30/2012	2,887	2,312	(2)
		Junior secured loan ($2,032 par due 12/2014)	9.125% (Base + 5.875%/Q)	4/30/2012	2,020	1,618	(2)
		Junior secured loan ($4,960 par due 12/2014)	12.00%	4/30/2012	4,931	3,949	(2)
		Junior secured loan ($5,144 par due 12/2014)	12.00%	4/30/2012	5,090	4,095	(2)
		Junior secured loan ($25,363 par due 12/2014)	7.15% (Libor + 6.875%/Q)	4/30/2012	25,204	20,194	(3)
		Junior secured loan ($18,812 par due 12/2014)	12.00%	4/30/2012	18,694	14,978	(3)
		Class A common units (151,236 units)		6/17/2011	1,512	—	(2)
		Class B-5 common units (599,200 units)		4/25/2008	5,472	—	(2)
		Class B-4 common units (50,000 units)		6/17/2011	500	—	(2)
		Class C common units (758,546 units)		4/25/2008	—	—	(2)

					66,310	47,146

					69,203	49,161		1.13%

Commercial Real Estate Finance
10th Street, LLC(6)	Real estate holding	Senior subordinated loan	8.93% Cash, 4.07% PIK	4/1/2010	25,724	25,724	(2)
		Member interest (10.00% interest)		4/1/2010	594	7,263
		Option (25,000 units)		4/1/2010	25	25

					26,343	33,012

American Commercial Coatings, Inc.	Real estate property	Commercial mortgage loan ($2,442 par due 12/2025)	8.75% (Libor + 7.25%/Q)	4/1/2010	746	2,061	(21)

Cleveland East Equity, LLC	Hotel operator	Real estate equity interests		4/1/2010	1,026	4,064

Commons R-3, LLC	Real estate developer	Real estate equity interests		4/1/2010	—	—

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Crescent Hotels & Resorts, LLC and affiliates(7)	Hotel operator	Senior subordinated loan ($2,236 par due 9/2011)		4/1/2010	—	—	(2)(20)
		Senior subordinated loan ($2,092 par due 6/2017)		4/1/2010	—	—	(2)(20)
		Common equity interest		4/1/2010	—	—
		Limited liability company membership interest (100% interest)		6/19/2012	—	—	(2)

					—	—

Hot Light Brands, Inc.(7)	Real estate holding company	Senior secured loan ($32,957 par due 2/2011)		4/1/2010	1,665	1,495	(2)(20)
		Common stock (93,500 shares)		4/1/2010	—	—	(2)

					1,665	1,495

NPH, Inc.	Hotel property	Real estate equity interests		4/1/2010	5,291	6,978

					35,071	47,610		1.09%

Environmental Services
AWTP, LLC(7)	Water treatment services	Junior secured loan ($4,212 par due 6/2015)	10.00%	4/18/2011	4,212	4,212	(2)
		Junior secured loan ($6,121 par due 6/2015)	15.00%	4/18/2011	6,121	6,121	(2)
		Membership interests (90% interest)		4/18/2011	—	7,644	(2)

					10,333	17,977

Genomatica, Inc.	Developer of a biotechnology platform for the production of chemical products	Senior secured loan ($1,500 par due 10/2016)	9.26%	3/28/2013	1,430	1,500	(2)
		Warrant to purchase 322,422 shares of Series D preferred stock		3/28/2013	—	5	(2)

					1,430	1,505

RE Community Holdings II, Inc.and Pegasus Community Energy, LLC.	Operator of municipal recycling facilities	Preferred stock (1,000 shares)		3/1/2011	8,839	1,750	(2)

Waste Pro USA, Inc	Waste management services	Preferred Class A common equity (611,615 shares)		11/9/2006	12,263	26,059	(2)

					32,865	47,291		1.09%

Transportation
PODS Funding Corp.	Storage and warehousing	Junior subordinated loan ($40,777 par due 5/2017)	12.75% Cash, 2.75% PIK	11/29/2011	40,777	40,777	(2)	0.94%

United Road Towing, Inc.	Towing company	Warrants to purchase up to 607 shares		4/1/2010	—	—

					40,777	40,777

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Health Clubs
Athletic Club Holdings, Inc.	Premier health club operator	Senior secured loan ($34,000 par due 3/2019)	7.25% (Libor + 6.00%/M)	10/11/2007	34,000	34,000	(2)(13)(21)

CFW Co-Invest, L.P. and NCP Curves, L.P.	Health club franchisor	Limited partnership interest (4,152,165 shares)		7/31/2012	4,152	3,306	(2)
		Limited partnership interest (1,847,835 shares)		7/31/2012	1,848	1,471	(2)

					6,000	4,777

					40,000	38,777		0.89%

Food and Beverage
Apple & Eve, LLC and US Juice Partners, LLC(6)	Juice manufacturer	Senior units (50,000 units)		10/5/2007	5,000	3,776

Charter Baking Company, Inc.	Baked goods manufacturer	Senior subordinated loan ($2,096 par due 6/2015)	17.50% PIK	2/6/2008	2,096	2,096	(2)
		Preferred stock (6,258 shares)		9/1/2006	2,567	1,735	(2)

					4,663	3,831
Distant Lands Trading Co.	Coffee manufacturer	Class A common stock (1,294 shares)		4/1/2010	980	—	(2)
		Class A-1 common stock (2,157 shares)		4/1/2010	—	—	(2)

					980	—

					10,643	7,607		0.17%

Wholesale Distribution
BECO Holding Company, Inc.	Wholesale distributor of first response fire protection equipment and related parts	Common stock (25,000 shares)		7/30/2010	2,500	2,554	(2)

					2,500	2,554		0.06%

					$6,713,016	$6,814,960		156.74%

(1)
Other than Ares Capital Corporation's (the "Company") investments listed in footnote 7 below (subject to the limitations set forth therein), the Company does not "Control" any of its portfolio companies, for the purposes of the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the "Investment Company Act"). In general, under the Investment Company Act, the Company would "Control" a portfolio company if the Company owned more than 25% of its outstanding voting securities (i.e., securities with the right to elect directors) and/or had the power to exercise control over the management or policies of such portfolio company. All of the Company's portfolio company investments, which as of June 30, 2013 represented 157% of the Company's net assets or 96% of the Company's total assets, are subject to legal restrictions on sales.

(2)
These assets are pledged as collateral for the Revolving Credit Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than the Company's obligations under the Revolving Credit Facility (see Note 5 to the consolidated financial statements).

(3)
These assets are owned by the Company's consolidated subsidiary Ares Capital CP Funding LLC ("Ares Capital CP"), are pledged as collateral for the Revolving Funding Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than Ares Capital CP's obligations under the Revolving Funding Facility (see Note 5 to the consolidated financial statements).

(4)
These assets are owned by the Company's consolidated subsidiary Ares Capital JB Funding LLC ("ACJB"), are pledged as collateral for the SMBC Funding Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than ACJB's obligations under the SMBC Funding Facility (see Note 5 to the consolidated financial statements).

(5)
Investments without an interest rate are non-income producing.

(6)
As defined in the Investment Company Act, the Company is deemed to be an "Affiliated Person" of a portfolio company because it owns 5% or more of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the six months ended June 30, 2013 in which the issuer was an Affiliated company (but not a portfolio company that the Company ("Controls") are as follows:

Company	Purchases (cost)	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
10th Street, LLC	$—	$—	$—	$1,664	$—	$—	$—	$—	$6,787
Apple & Eve, LLC and US Juice Partners, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$2,378
Campus Management Corp. and Campus Management Acquisition Corp	$—	$—	$—	$—	$—	$—	$—	$—	$(4,545)
Cast & Crew Payroll, LLC and Centerstage Co-Investors, L.L.C.	$—	$1,750	$30,000	$3,259	$—	$44	$104	$—	$41
CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings, LLC	$—	$131	$—	$567	$—	$3	$—	$—	$1,802
The Dwyer Group	$—	$—	$—	$1,710	$—	$254	$—	$—	$1,751
ELC Acquisition Corp. and ELC Holdings Corporation	$—	$—	$—	$—	$—	$717	$—	$—	$1,757
Insight Pharmaceuticals Corporation	$—	$—	$—	$1,300	$—	$—	$—	$—	$771
Investor Group Services, LLC	$—	$—	$—	$—	$—	$145	$—	$106	$(79)
Multi-Ad Services, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$34
Pillar Processing LLC and PHL Holding Co.	$—	$1,346	$—	$—	$—	$—	$—	$36	$654
Soteria Imaging Services, LLC	$—	$13	$—	$—	$—	$—	$—	$3	$(147)
VSS-Tranzact Holdings, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$(868)
UL Holding Co., LLC	$—	$296	$—	$3,151	$—	$—	$25	$—	$(12,269)
(7)
As defined in the Investment Company Act, the Company is deemed to be both an "Affiliated Person" and "Control" this portfolio company because it owns more than 25% of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the six months ended June 30, 2013 in which the issuer was both an Affiliated company and a portfolio company that the Company is deemed to Control are as follows:

Company	Purchases (cost)	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
AllBridge Financial, LLC	$—	$598	$—	$—	$—	$—	$—	$—	$149
AWTP, LLC	$—	$—	$—	$664	$—	$—	$50	$—	$3,064
Callidus Capital Corporation	$—	$—	$—	$—	$—	$—	$—	$—	$12
Ciena Capital LLC	$—	$4,000	$—	$2,349	$—	$—	$—	$—	$(5,908)
Citipostal, Inc.	$—	$2,020	$—	$3,852	$—	$—	$15	$—	$(3,951)
Crescent Hotels & Resorts, LLC and affiliates	$—	$—	$—	$—	$—	$—	$—	$194	$—
HCI Equity, LLC	$—	$270	$—	$—	$—	$—	$—	$—	$167
HCP Acquisition Holdings, LLC	$6,696	$—	$—	$—	$—	$—	$—	$—	$(1,196)
Hot Light Brands, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$367
Ivy Hill Asset Management, L.P.	$—	$—	$—	$—	$—	$37,407	$—	$—	$(19,371)
MVL Group, Inc.	$—	$806	$—	$11	$—	$—	$—	$—	$353
Orion Foods, LLC	$1,200	$2,834	$—	$2,138	$—	$—	$404	$—	$4,428
Senior Secured Loan Fund LLC*	$223,246	$49,668	$—	$101,969	$12,509	$—	$10,432	$3,559	$(1,009)
The Thymes, LLC	$—	$—	$—	$—	$—	$200	$—	$—	$1,570

*
Together with GE Global Sponsor Finance LLC and General Electric Capital Corporation (together, "GE"), the Company co-invests through the Senior Secured Loan Fund LLC d/b/a the "Senior Secured Loan Program" (the "SSLP"). The SSLP is capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of the Company and GE (with approval from a representative of each required); therefore, although the Company owns more than 25% of the voting securities of the SSLP, the Company does not believe that it has control over the SSLP (for purposes of the Investment Company Act or otherwise) because, among other things, these "voting securities" do not afford the Company the right to elect directors of the SSLP or any other special rights (see Note 4 to the consolidated financial statements).
(8)
Non-U.S. company or principal place of business outside the U.S. and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(9)
Excepted from the definition of investment company under Section 3(c) of the Investment Company Act and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(10)
In the first quarter of 2011, the staff of the Securities and Exchange Commission (the "Staff") informally communicated to certain business development companies the Staff's belief that certain entities, which would be classified as an "investment company" under the Investment Company Act but for the exception from the definition of "investment company" set forth in Rule 3a-7 promulgated under the Investment Company Act, could not be treated as eligible portfolio companies (as defined in Section 2(a)(46) of the Investment Company Act). Subsequently, in August 2011 the Securities and Exchange Commission issued a concept release (the "Concept Release") which states that "[a]s a general matter, the Commission presently does not believe that Rule 3a-7 issuers are the type of small, developing and financially troubled businesses in which Congress intended BDCs primarily to invest" and requested comment on whether or not a 3a-7 issuer should be considered an "eligible portfolio company". The Company provided a comment letter in respect of the Concept Release and continues to believe that the language of Section 2(a)(46) of the Investment Company Act permits a business development company to treat as "eligible portfolio companies" entities that rely on the 3a-7 exception. However, given the current uncertainty in this area (including the language in the Concept Release) and subsequent discussions with the Staff, the Company has, solely for purposes of calculating the composition of its portfolio pursuant to Section 55(a) of the Investment Company Act, identified these entities in the Company's schedule of investments as "non-qualifying assets" should the Staff ultimately disagree with the Company's position.

(11)
Variable rate loans to the Company's portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate base rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which reset annually (A), semi-annually (S), quarterly (Q), bi-monthly (B), monthly (M) or daily (D). For each such loan, the Company has provided the interest rate in effect on the date presented.

(12)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 6.00% on $13 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(13)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.00% on $20 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(14)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 4.00% on $63 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(15)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 1.13% on $19 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(16)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.00% on $29 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(17)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.75% on $72 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(18)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.13% on $56 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(19)
The Company is entitled to receive a fixed fee upon the occurrence of certain events as defined in the credit agreement governing the Company's debt investment in the portfolio company. The fair value of such fee is included in the fair value of the debt investment.

(20)
Loan was on non-accrual status as of June 30, 2013.

(21)
Loan includes interest rate floor feature.

(22)
In addition to the interest earned based on the stated contractual interest rate of this security, the certificates entitle the holders thereof to receive a portion of the excess cash flow from the SSLP's loan portfolio, which may result in a return to the Company greater than the contractual stated interest rate.

(23)
As of June 30, 2013, no amounts were funded by the Company under this senior secured revolving loan, however, there were standby letters of credit issued and outstanding through a financial intermediary under the loan. See Note 6 to the consolidated financial statements for further information on standby letters of credit commitments related to certain portfolio companies.

(24)
As of June 30, 2013, in addition to the amounts funded by the Company under this senior secured revolving loan, there were also standby letters of credit issued and outstanding through a financial intermediary under the loan. See Note 6 to the consolidated financial statements for further information on standby letters of credit commitments related to certain portfolio companies.

(25)
As of June 30, 2013, no amounts were funded by the Company under this letter of credit facility, however, there were standby letters of credit issued and outstanding through a financial intermediary under the letter of credit facility. See Note 6 to the consolidated financial statements for further information on standby letters of credit commitments related to certain portfolio companies.

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2012
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Investment Funds and Vehicles
AGILE Fund I, LLC(9)	Investment partnership	Member interest (0.50% interest)		4/1/2010	$124	$29	(2)

CIC Flex, LP(9)	Investment partnership	Limited partnership units (0.94 unit)		9/7/2007	2,302	3,570	(2)

Covestia Capital Partners, LP(9)	Investment partnership	Limited partnership interest (47.00% interest)		6/17/2008	1,059	1,135	(2)

Dynamic India Fund IV, LLC(9)	Investment company	Member interest (5.44% interest)		4/1/2010	4,822	3,104

HCI Equity, LLC(7)(8)(9)	Investment company	Member interest (100.00% interest)		4/1/2010	452	447

Imperial Capital Private Opportunities, LP(9)	Investment partnership	Limited partnership interest (80.00% interest)		5/10/2007	6,051	8,341	(2)

Partnership Capital Growth Fund I, L.P.(9)	Investment partnership	Limited partnership interest (25.00% interest)		6/16/2006	1,596	4,197	(2)

Partnership Capital Growth Fund III, L.P.(9)	Investment partnership	Limited partnership interest (2.50% interest)		10/5/2011	1,964	1,819	(2)

Piper Jaffray Merchant Banking Fund I, L.P.(9)	Investment partnership	Limited partnership interest (2.00% interest)		8/16/2012	286	259	(2)

Senior Secured Loan Fund LLC(7)(10)	Co-investment vehicle	Subordinated certificates ($1,244,969 par due 12/2022)	8.31% (Libor + 8.00%/Q)(21)	10/30/2009	1,237,887	1,263,644

VSC Investors LLC(9)	Investment company	Membership interest (1.95% interest)		1/24/2008	387	854	(2)

					1,256,930	1,287,399		32.28%

Healthcare—Services
California Forensic Medical Group, Incorporated	Correctional facility healthcare operator	Senior secured revolving loan ($2,000 par due 11/2018)	10.25% (Base Rate + 7.00%/Q)	11/16/2012	2,000	2,000	(2)(20)(23)
		Senior secured loan ($54,182 par due 11/2018)	9.25% (Libor + 8.00%/Q)	11/16/2012	54,182	54,182	(2)(20)

					56,182	56,182

CCS Group Holdings, LLC	Correctional facility healthcare operator	Class A units (601,937 units)		8/19/2010	602	1,205	(2)

CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings LLC(6)	Healthcare analysis services provider	Senior secured loan ($7,565 par due 3/2017)	7.75% (Libor + 6.50%/Q)	3/15/2011	7,565	7,263	(2)(20)
		Senior secured loan ($7,172 par due 3/2017)	7.75% (Libor + 6.50%/Q)	3/15/2011	7,172	6,885	(3)(20)
		Class A common stock (9,679 shares)		6/15/2007	4,000	4,772	(2)
		Class C common stock (1,546 shares)		6/15/2007	—	1,316	(2)

					18,737	20,236

INC Research, Inc.	Pharmaceutical and biotechnology consulting services	Common stock (1,410,000 shares)		9/27/2010	1,512	929	(2)

Intermedix Corporation	Revenue cycle management provider to the emergency healthcare industry	Junior secured loan ($112,000 par due 6/2019)	10.25% (Libor + 9.00%/Q)	12/27/2012	112,000	112,000	(2)(20)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Magnacare Holdings, Inc., Magnacare Administrative Services, LLC, and Magnacare, LLC	Healthcare professional provider	Senior secured loan ($15,298 par due 3/2018)	9.75% (Libor + 8.75%/Q)	9/15/2010	15,298	15,298	(2)(20)
		Senior secured loan ($42,846 par due 3/2018)	9.75% (Libor + 8.75%/Q)	9/15/2010	42,846	42,846	(3)(20)
		Senior secured loan ($4,869 par due 3/2018)	9.75% (Libor + 8.75%/Q)	9/15/2010	4,869	4,869	(4)(20)
		Senior secured loan ($55,307 par due 3/2018)	9.75% (Libor + 8.75%/Q)	3/16/2012	55,307	55,307	(2)(20)
		Senior secured loan ($15,579 par due 3/2018)	9.75% (Libor + 8.75%/Q)	3/16/2012	15,579	15,579	(3)(20)

					133,899	133,899

MW Dental Holding Corp.	Dental services provider	Senior secured revolving loan ($3,000 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	3,000	3,000	(2)(20)
		Senior secured loan ($55,034 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	55,034	55,034	(2)(20)
		Senior secured loan ($49,253 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	49,253	49,253	(3)(20)
		Senior secured loan ($9,900 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	9,900	9,900	(4)(20)

					117,187	117,187

Napa Management Services Corporation	Anesthesia management services provider	Senior secured revolving loan ($5,250 par due 4/2016)	7.50% (Libor + 6.00%/M)	4/15/2011	5,250	5,250	(2)(20)
		Senior secured loan ($9,062 par due 4/2016)	7.50% (Libor + 6.00%/Q)	4/15/2011	8,984	9,062	(2)(20)
		Senior secured loan ($28,125 par due 4/2016)	7.50% (Libor + 6.00%/Q)	4/15/2011	28,125	28,125	(3)(20)
		Common units (5,000 units)		4/15/2011	5,000	6,169	(2)

					47,359	48,606

Netsmart Technologies, Inc. and NS Holdings, Inc.	Healthcare technology provider	Senior secured loan ($40,095 par due 12/2017)	7.25% (Libor + 6.00%/Q)	12/18/2012	40,095	40,095	(2)(17)(20)
		Common stock (2,500,000 shares)		6/21/2010	2,500	2,611	(2)

					42,595	42,706

OnCURE Medical Corp.	Radiation oncology care provider	Common stock (857,143 shares)		8/18/2006	3,000	—	(2)

Passport Health Communications, Inc., Passport Holding Corp. and Prism Holding Corp.	Healthcare technology provider	Series A preferred stock (1,594,457 shares)		7/30/2008	11,156	11,448	(2)
		Common stock (16,106 shares)		7/30/2008	100	—	(2)

					11,256	11,448

PG Mergersub, Inc. and PGA Holdings, Inc.	Provider of patient surveys, management reports and national databases for the integrated healthcare delivery system	Junior secured loan ($45,000 par due 10/2018)	8.25% (Libor + 7.00%/Q)	4/19/2012	45,000	45,000	(2)(20)
		Preferred stock (333 shares)		3/12/2008	125	14	(2)
		Common stock (16,667 shares)		3/12/2008	167	697	(2)

					45,292	45,711

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
RCHP, Inc.	Operator of general acute care hospitals	Junior secured loan ($15,000 par due 5/2019)	11.50% (Libor + 10.00%/S)	11/4/2011	15,000	15,000	(2)(20)
		Junior secured loan ($50,000 par due 5/2019)	11.50% (Libor + 10.00%/S)	11/4/2011	50,000	50,000	(3)(20)

					65,000	65,000

Reed Group, Ltd.	Medical disability management services provider	Equity interests		4/1/2010	—	435	(2)

Respicardia, Inc.	Developer of implantable therapies to improve cardiovascular health	Senior secured loan ($6,000 par due 7/2015)	11.00%	6/28/2012	5,968	6,000	(2)
		Warrants to purchase up to 99,094 shares of Series C preferred stock		6/28/2012	38	29	(2)

					6,006	6,029

Sage Products Holdings III, LLC	Patient infection control and preventive care solutions provider	Junior secured loan ($75,000 par due 6/2020)	9.25% (Libor + 8.00%/Q)	12/13/2012	75,000	75,000	(2)(20)

Soteria Imaging Services, LLC(6)	Outpatient medical imaging provider	Junior secured loan ($2,521 par due 11/2010)		4/1/2010	2,050	843	(2)(19)
		Preferred member units (1,823,179 units)		4/1/2010	—	—

					2,050	843

SurgiQuest, Inc.	Medical device manufacturer	Senior secured loan ($7,000 par due 10/2016)	10.00%	9/28/2012	6,801	7,000	(2)
		Warrants to purchase up to 54,672 shares of Series D-4 convertible preferred stock		9/28/2012	—	—	(2)

					6,801	7,000

U.S. Anesthesia Partners, Inc.	Anesthesiology service provider	Senior secured loan ($15,000 par due 12/2018)	6.50% (Libor + 5.50%/Q)	12/27/2012	15,000	15,000	(2)(20)

Vantage Oncology, Inc.	Radiation oncology care provider	Common stock (62,157 shares)		2/3/2011	4,670	2,616	(2)

					764,148	762,032		19.11%

Education
American Academy Holdings, LLC	Provider of education, training, certification, networking, and consulting services to medical coders and other healthcare professionals	Senior secured loan ($541 par due 3/2016)	9.50% (Libor + 8.50%/Q)	3/18/2011	541	541	(2)(20)
		Senior secured loan	9.50%	3/18/2011	10,357	10,357	(2)(20)
		$(10,357 par due 3/2016)	(Libor + 8.50%/Q)
		Senior secured loan ($60,904 par due 3/2016)	9.50% (Libor + 8.50%/Q)	3/18/2011	60,904	60,904	(3)(20)
		Senior secured loan ($4,782 par due 3/2016)	9.50% (Libor + 8.50%/Q)	3/18/2011	4,782	4,782	(4)(20)

					76,584	76,584

Campus Management Corp. and Campus Management Acquisition Corp.(6)	Education software developer	Preferred stock (485,159 shares)		2/8/2008	10,520	6,589	(2)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Community Education Centers, Inc.	Offender re-entry and in-prison treatment services provider	Senior secured loan ($15,000 par due 12/2014)	6.25% (Libor + 5.25%/Q)	12/10/2010	15,000	15,000	(2)(15)(20)
		Senior secured loan ($714 par due 12/2014)	7.50% (Base Rate + 4.25%/Q)	12/10/2010	714	714	(2)(15)(20)
		Junior secured loan ($33,150 par due 12/2015)	15.33% (Libor + 8.50% Cash, 6.50% PIK/Q)	12/10/2010	33,150	29,837	(2)
		Junior secured loan ($9,978 par due 12/2015)	15.31% (Libor + 8.50% Cash, 6.50% PIK/Q)	12/10/2010	9,978	8,980	(2)
		Warrants to purchase up to 654,618 shares		12/13/2010	—	—	(2)

					58,842	54,531

eInstruction Corporation	Developer, manufacturer and retailer of educational products	Junior secured loan ($17,000 par due 7/2014)		4/1/2010	15,257	—	(2)(19)
		Senior subordinated loan ($31,997 par due 1/2015)		4/1/2010	24,151	—	(2)(19)
		Common stock (2,406 shares)		4/1/2010	926	—	(2)

					40,334	—

ELC Acquisition Corp., ELC Holdings Corporation, and Excelligence Learning Corporation(6)	Developer, manufacturer and retailer of educational products	Preferred stock (99,492 shares)	12.00% PIK	8/1/2011	10,492	11,766	(2)
		Common stock (50,800 shares)		8/1/2011	51	2,789	(2)

					10,543	14,555

Infilaw Holding, LLC	Operator of three for-profit law schools	Senior secured revolving loan	—	8/25/2011	—	—	(22)
		Senior secured loan ($1 par due 8/2016)	9.50% (Libor + 8.50%/Q)	8/25/2011	1	1	(2)(20)
		Senior secured loan ($19,157 par due 8/2016)	9.50% (Libor + 8.50%/Q)	8/25/2011	19,157	19,157	(3)(20)
		Series A preferred units (124,890 units)	9.50% (Libor + 8.50%/Q)	8/25/2011	124,890	124,890	(2)(20)
		Series B preferred stock (3.91 units)		10/19/2012	9,245	9,524	(2)

					153,293	153,572

Instituto de Banca y Comercio, Inc. & Leeds IV Advisors, Inc.	Private school operator	Series B preferred stock (1,750,000 shares)		8/5/2010	5,000	7,143	(2)
		Series C preferred stock (2,512,586 shares)		6/7/2010	689	159	(2)
		Common stock (20 shares)		6/7/2010	—	—	(2)

					5,689	7,302

Lakeland Tours, LLC	Educational travel provider	Senior secured revolving loan	—	10/4/2011	—	—	(22)
		Senior secured loan ($58,826 par due 12/2016)	9.25% (Libor + 8.25%/Q)	10/4/2011	58,670	58,826	(14)(20)
		Senior secured loan ($1,793 par due 12/2016)	5.25% (Libor + 4.25%/Q)	10/4/2011	1,789	1,793	(2)(20)
		Senior secured loan ($40,362 par due 12/2016)	9.25% (Libor + 8.25%/Q)	10/4/2011	40,255	40,362	(3)(14)(20)
		Senior secured loan ($8,967 par due 12/2016)	5.25% (Libor + 4.25%/Q)	10/4/2011	8,943	8,967	(3)(20)
		Common stock (5,000 shares)		10/4/2011	5,000	4,555	(2)

					114,657	114,503

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
R3 Education, Inc. and EIC Acquisitions Corp.	Medical school operator	Preferred stock (8,800 shares)		7/30/2008	2,200	1,936	(2)
		Common membership interest (26.27% interest)		9/21/2007	15,800	29,829	(2)
		Warrants to purchase up to 27,890 shares		12/8/2009	—	—	(2)

					18,000	31,765

					488,462	459,401		11.52%

Financial Services
AllBridge Financial, LLC(7)	Asset management services	Equity interests		4/1/2010	5,675	7,814

Callidus Capital Corporation(7)	Asset management services	Common stock (100 shares)		4/1/2010	3,000	1,718

Ciena Capital LLC(7)	Real estate and small business loan servicer	Senior secured revolving loan ($14,000 par due 12/2014)	6.00%	11/29/2010	14,000	14,000	(2)
		Senior secured loan ($32,000 par due 12/2016)	12.00%	11/29/2010	32,000	32,000	(2)
		Equity interests		11/29/2010	53,374	18,616	(2)

					99,374	64,616

Commercial Credit Group, Inc.	Commercial equipment finance and leasing company	Senior subordinated loan ($28,000 par due 5/2018)	12.75%	5/10/2012	28,000	28,000	(2)

Cook Inlet Alternative Risk, LLC	Risk management services	Senior subordinated loan ($2,750 par due 9/2015)	9.00%	9/30/2011	2,750	2,750	(2)

Financial Pacific Company	Commercial finance leasing	Preferred stock (6,500 shares)	8.00% PIK	10/13/2010	3,733	13,687
		Common stock (650,000 shares)		10/13/2010	—	—

					3,733	13,687

Gordian Acquisition Corporation	Financial services firm	Common stock (526 shares)		11/30/2012	—	—

Imperial Capital Group LLC	Investment services	Class A common units (7,710 units)		5/10/2007	14,997	18,954	(2)
		2006 Class B common units (2,526 units)		5/10/2007	3	4	(2)
		2007 Class B common units (315 units)		5/10/2007	—	1	(2)

					15,000	18,959

Ivy Hill Asset Management, L.P.(7)(9)	Asset management services	Member interest (100.00% interest)		6/15/2009	170,961	294,258

					328,493	431,802		10.83%

Restaurants and Food Services
ADF Capital, Inc. & ADF Restaurant Group, LLC	Restaurant owner and operator	Senior secured revolving loan ($1,468 par due 11/2013)	6.50% (Libor + 3.50%/Q)	11/27/2006	1,468	1,468	(2)(20)
		Senior secured revolving loan ($200 par due 11/2013)	6.50% (Base Rate + 2.50%/Q)	11/27/2006	200	200	(2)(20)
		Senior secured loan ($9,200 par due 11/2014)	12.50% (Libor + 9.50%/Q)	11/27/2006	9,200	9,200	(2)(20)
		Senior secured loan ($11,034 par due 11/2014)	12.50% (Libor + 9.50%/Q)	11/27/2006	11,037	11,034	(3)(20)
		Promissory note ($14,897,360 par due 11/2016)	12.00% PIK	11/27/2006	16,001	18,719	(2)
		Warrants to purchase up to 0.61 shares		6/1/2006	—	5,496	(2)

					37,906	46,117

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Benihana, Inc.	Restaurant owner and operator	Senior secured revolving loan ($431 par due 8/2017)	9.25% (Libor + 8.00%/M)	8/21/2012	431	431	(2)(20)
		Senior secured loan ($21,769 par due 2/2018)	9.25% (Libor + 8.00%/Q)	8/21/2012	21,769	21,769	(2)(20)
		Senior secured loan ($10,000 par due 2/2018)	9.25% (Libor + 8.00%/Q)	8/21/2012	10,000	10,000	(4)(20)

					32,200	32,200

Hojeij Branded Foods, Inc.	Airport restaurant operator	Senior secured revolving loan ($1,900 par due 2/2017)	9.00% (Libor + 8.00%/Q)	2/15/2012	1,900	1,900	(2)(20)(23)
		Senior secured loan ($22,600 par due 2/2017)	9.00% (Libor + 8.00%/Q)	2/15/2012	22,025	22,600	(2)(20)
		Warrants to purchase up to 7.5% of membership interest		2/15/2012	—	132	(2)
		Warrants to purchase up to 324 shares of Class A common stock		2/15/2012	669	1,899	(2)

					24,594	26,531

Orion Foods, LLC (fka Hot Stuff Foods, LLC)(7)	Convenience food service retailer	Senior secured revolving loan ($7,800 par due 9/2014)	10.75% (Base Rate + 7.50%/M)	4/1/2010	7,800	7,800	(2)(20)
		Senior secured loan ($33,477 par due 9/2014)	10.00% (Libor + 8.50%/Q)	4/1/2010	33,477	33,477	(3)(20)
		Junior secured loan ($37,552 par due 9/2014)		4/1/2010	23,695	17,807	(2)(19)
		Preferred units (10,000 units)		10/28/2010	—	—	(2)
		Class A common units (25,001 units)		4/1/2010	—	—	(2)
		Class B common units (1,122,452 units)		4/1/2010	—	—	(2)

					64,972	59,084

OTG Management, LLC	Airport restaurant operator	Senior secured loan ($25,000 par due 12/2017)	8.75% (Libor + 7.25%/Q)	12/11/2012	25,000	25,000	(2)(20)
		Common units (3,000,000 units)		1/5/2011	3,000	2,042	(2)
		Warrants to purchase up to 7.73% of common units		6/19/2008	100	4,334	(2)

					28,100	31,376

Performance Food Group, Inc. and Wellspring Distribution Corp.	Food service distributor	Junior secured loan ($50,000 par due 5/2015)	11.00%	5/30/2012	50,000	50,000	(2)
		Junior secured loan ($50,250 par due 5/2015)	11.00%	5/23/2008	49,529	50,250	(2)
		Junior secured loan ($50,000 par due 5/2015)	11.00%	5/23/2008	49,705	50,000	(3)
		Class A non-voting common stock (1,366,120 shares)		5/3/2008	7,500	6,732	(2)

					156,734	156,982

Restaurant Holding Company, LLC	Fast food restaurant operator	Senior secured loan ($61,333 par due 2/2017)	9.00% (Libor + 7.50%/M)	2/17/2012	60,280	61,333	(3)(20)
		Senior secured loan ($9,436 par due 2/2017)	9.00% (Libor + 7.50%/M)	2/17/2012	9,272	9,436	(4)(20)

					69,552	70,769

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
S.B. Restaurant Company	Restaurant owner and operator	Preferred stock (46,690 shares)		4/1/2010	—	—	(2)
		Warrants to purchase up to 257,429 shares of common stock		4/1/2010	—	—	(2)

					—	—

					414,058	423,059		10.61%

Services—Other
Capital Investments and Ventures Corp.	SCUBA diver training and certification provider	Senior secured loan ($64,837 par due 8/2018)	8.50% (Libor + 7.25%/Q)	8/9/2012	64,837	64,837	(2)(20)
		Senior secured loan ($9,975 par due 8/2018)	8.50% (Libor + 7.25%/Q)	8/9/2012	9,975	9,975	(4)(20)

					74,812	74,812

Competitor Group, Inc. and Calera XVI, LLC	Endurance sports media and event operator	Senior secured revolving loan ($2,850 par due 11/2018)	10.00% (Base Rate + 6.75%/Q)	11/30/2012	2,850	2,850	(2)(20)
		Senior secured revolving loan ($900 par due 11/2018)	9.00% (Libor + 7.75%/Q)	11/30/2012	900	900	(2)(20)
		Senior secured loan ($54,500 par due 11/2018)	9.00% (Libor + 7.75%/Q)	11/30/2012	54,500	54,500	(2)(20)
		Membership units (2,500,000 units)		11/30/2012	2,500	2,500	(2)(9)

					60,750	60,750

Massage Envy, LLC	Franchiser in the massage industry	Senior secured loan ($80,494 par due 9/2018)	8.50% (Libor + 7.25%/Q)	9/27/2012	80,494	80,494	(2)(20)
		Common stock (3,000,000 shares)		9/27/2012	3,000	3,000	(2)

					83,494	83,494

McKenzie Sports Products, LLC	Designer, manufacturer and distributor of taxidermy forms and supplies	Senior secured loan ($11,833 par due 3/2017)	7.00% (Libor + 5.50%/M)	3/30/2012	11,833	11,833	(2)(20)
		Senior secured loan ($28 par due 3/2017)	7.75% (Base Rate + 4.50%/M)	3/30/2012	28	28	(2)(20)
		Senior secured loan ($9,902 par due 3/2017)	7.00% (Libor + 5.50%/M)	3/30/2012	9,902	9,902	(4)(20)
		Senior secured loan ($23 par due 3/2017)	7.75% (Base Rate + 4.50%/M)	3/30/2012	23	23	(4)(20)

					21,786	21,786

The Dwyer Group(6)	Operator of multiple franchise concepts primarily related to home maintenance or repairs	Senior subordinated loan ($25,400 par due 6/2018)	12.00% Cash, 1.50% PIK	12/22/2010	25,400	25,400	(2)
		Series A preferred units (13,292,377 units)	8.00% PIK	12/22/2010	6,337	13,962	(2)

					31,737	39,362

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Wash Multifamily Laundry Systems, LLC (fka Web Services Company, LLC)	Laundry service and equipment provider	Senior secured loan ($27,172 par due 8/2014)	7.00% (Base Rate + 3.75%/Q)	6/26/2012	27,091	27,172	(2)(20)
		Junior secured loan ($40,000 par due 8/2015)	10.88% (Libor + 9.38%/Q)	1/25/2011	40,000	40,000	(2)(20)
		Junior secured loan ($50,000 par due 8/2015)	10.88% (Libor + 9.38%/Q)	1/25/2011	50,000	50,000	(3)(20)

					117,091	117,172

					389,670	397,376		9.96%

Business Services
Access CIG, LLC	Records and information management services provider	Senior secured loan ($1,000 par due 10/2017)	7.00% (Libor + 5.75%/Q)	10/5/2012	1,000	1,000	(2)(20)

Cast & Crew Payroll, LLC and Centerstage Co-Investors, L.L.C.(6)	Payroll and accounting services provider to the entertainment industry	Senior secured loan ($100,000 par due 12/2017)	7.50% (Libor + 6.50%/Q)	12/24/2012	100,000	100,000	(2)(20)
		Class A membership units (2,500,000 units)		12/24/2012	2,500	2,500	(2)
		Class B membership units (2,500,000 units)		12/24/2012	2,500	2,500	(2)

					105,000	105,000

CIBT Investment Holdings, LLC	Expedited travel document processing services	Class A shares (2,500 shares)		12/15/2011	2,500	3,543	(2)

CitiPostal Inc.(7)	Document storage and management services	Senior secured revolving loan ($1,000 par due 12/2013)	6.75% (Base Rate + 3.25%/Q)	4/1/2010	1,000	1,000	(2)(20)
		Senior secured loan ($523 par due 12/2013)	8.50% Cash, 5.50% PIK	4/1/2010	523	523	(2)
		Senior secured loan ($53,561 par due 12/2013)	8.50% Cash, 5.50% PIK	4/1/2010	53,561	53,561	(3)
		Senior subordinated loan ($17,224 par due 12/2015)		4/1/2010	13,038	1,556	(2)(19)
		Common stock (37,024 shares)		4/1/2010	—	—

					68,122	56,640

Command Alkon, Inc.	Software solutions provider to the ready-mix concrete industry	Junior secured loan ($39,130 par due 3/2018)	9.75% (Libor + 8.50%/Q)	9/28/2012	39,130	39,130	(2)(20)

Cornerstone Records Management, LLC	Physical records storage and management service provider	Senior secured loan ($18,460 par due 8/2016)	10.50% (Libor + 9.00%/Q)	8/12/2011	18,460	17,722	(2)(20)

HCP Acquisition Holdings, LLC(7)	Healthcare compliance advisory services	Class A units (12,287,082 units)		6/26/2008	12,347	—	(2)

IfByPhone Inc.	Voice-based marketing automation software provider	Senior secured loan ($2,000 par due 11/2015)	11.00%	10/15/2012	1,917	2,000	(2)
		Senior secured loan ($1,000 par due 1/2016)	11.00%	10/15/2012	1,000	1,000	(2)
		Warrant to purchase up to 124,300 shares of Series C preferred stock		10/15/2012	88	88	(2)

					3,005	3,088

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Impact Innovations Group, LLC	IT consulting and outsourcing services	Member interest (50.00% interest)		4/1/2010	—	200

Investor Group Services, LLC(6)	Business consulting for private equity and corporate clients	Limited liability company membership interest (10.00% interest)		6/22/2006	—	711

Itel Laboratories, Inc.	Data services provider for building materials to property insurance industry	Senior secured loan ($12,263 par due 6/2018)	6.25% (Libor + 5.00%/Q)	6/29/2012	12,263	12,263	(2)(20)
		Preferred units (1,798,391 units)		6/29/2012	1,000	1,093	(2)

					13,263	13,356

Multi-Ad Services, Inc.(6)	Marketing services and software provider	Preferred units (1,725,280 units)		4/1/2010	788	2,037
		Common units (1,725,280 units)		4/1/2010	—	—

					788	2,037

MVL Group, Inc.(7)	Marketing research provider	Senior secured revolving loan ($806 par due 6/2012)	4.94% (Libor + 4.50%/Q)	6/28/2012	806	806	(2)
		Senior subordinated loan ($36,766 par due 7/2012)		4/1/2010	34,636	5,330	(2)(19)
		Junior subordinated loan ($185 par due 7/2012)		4/1/2010	—	—	(2)(19)
		Common stock (560,716 shares)		4/1/2010	—	—	(2)

					35,442	6,136

Performant Financial Corporation	Collections services	Common stock (772,130 shares)		4/1/2010	1,191	7,799	(2)
		Common stock (207,912 shares)		2/5/2005	241	2,100	(2)

					1,432	9,899

Pillar Processing LLC and PHL Holding Co.(6)	Mortgage services	Senior secured loan ($7,033 par due 11/2018)		7/31/2008	6,709	7,033	(2)(19)
		Senior secured loan ($7,375 par due 5/2019)		11/20/2007	6,661	522	(2)(19)
		Class A common stock (576 shares)		7/31/2012	3,768	—	(2)

					17,138	7,555

Powersport Auctioneer Holdings, LLC	Powersport vehicle auction operator	Common units (1,972 units)		3/2/2012	1,000	736	(2)

Prommis Holdings, LLC	Bankruptcy and foreclosure processing services	Class B common units (1,727 units)		6/12/2012	—	—	(2)

Promo Works, LLC	Marketing services	Senior secured loan ($8,655 par due 12/2013)		4/1/2010	3,249	2,042	(2)(19)

R2 Acquisition Corp.	Marketing services	Common stock (250,000 shares)		5/29/2007	250	137	(2)

Strident Holding, Inc.	Recovery audit services provider to commercial and governmental healthcare payors	Senior secured loan ($7,935 par due 7/2018)	6.50% (Libor + 5.25%/Q)	7/26/2012	7,935	7,935	(2)(20)
		Senior secured loan ($9,975 par due 7/2018)	6.50% (Libor + 5.25%/Q)	7/26/2012	9,975	9,975	(4)(20)

					17,910	17,910

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Summit Business Media Parent Holding Company LLC	Business media consulting services	Limited liability company membership interest (45.98% interest)		5/20/2011	—	873	(2)

TOA Technologies, Inc.	Cloud based, mobile workforce management applications provider	Senior secured loan ($13,000 par due 10/2016)	10.25%	10/31/2012	12,415	12,480	(2)
		Warrant to purchase up to 2,509,770 shares of Series D preferred stock		10/31/2012	605	617	(2)

					13,020	13,097

Tradesmen International, Inc.	Construction labor support	Warrants to purchase up to 771,036 shares		4/1/2010	—	10,150

Tripwire, Inc.	IT security software provider	Senior secured loan ($50,000 par due 5/2018)	6.00% (Libor + 4.75%/Q)	5/23/2011	50,000	50,000	(3)(20)
		Senior secured loan ($10,000 par due 5/2018)	6.00% (Libor + 4.75%/Q)	5/23/2011	10,000	10,000	(4)(20)
		Class A common stock (2,970 shares)		5/23/2011	2,970	6,941	(2)
		Class B common stock (2,655,638 shares)		5/23/2011	30	70	(2)

					63,000	67,011

Venturehouse-Cibernet Investors, LLC	Financial settlement services for intercarrier wireless roaming	Equity interest		4/1/2010	—	—	(2)

VSS-Tranzact Holdings, LLC(6)	Management consulting services	Common membership interest (5.98% interest)		10/26/2007	10,204	3,652

					426,260	381,625		9.57%

Containers—Packaging
ICSH, Inc.	Industrial container manufacturer, reconditioner and servicer	Senior secured revolving loan	—	8/31/2011	—	—	(22)
		Senior secured loan ($22,569 par due 8/2016)	8.00% (Libor + 7.00%/Q)	8/31/2011	22,569	22,569	(2)(20)
		Senior secured loan ($3,750 par due 8/2016)	9.25% (Base Rate + 6.00%/Q)	8/31/2011	3,750	3,750	(2)(20)
		Senior secured loan ($24,217 par due 8/2016)	8.04% (Libor + 7.00%/Q)	8/31/2011	24,217	24,217	(2)(20)
		Senior secured loan ($67,961 par due 8/2016)	8.04% (Libor + 7.00%/Q)	8/31/2011	67,961	67,961	(3)(20)
		Senior secured loan ($353 par due 8/2016)	8.00% (Libor + 7.00%/Q)	8/31/2011	353	353	(3)(20)
		Senior secured loan ($14,795 par due 8/2016)	8.04% (Libor + 7.00%/Q)	8/31/2011	14,795	14,795	(4)(20)
		Senior secured loan ($77 par due 8/2016)	8.00% (Libor + 7.00%/Q)	8/31/2011	77	77	(4)(20)

					133,722	133,722

Microstar Logistics LLC, Microstar Global Asset Management LLC and MStar Holding Corporation	Keg management solutions provider	Junior secured loan ($165,000 par due 12/2018)	8.50% (Libor + 7.50%/Q)	12/14/2012	165,000	165,000	(2)(20)
		Common Stock (50,000 shares)		12/14/2012	5,000	5,000	(2)

					170,000	170,000

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Pregis Corporation, Pregis Intellipack Corp. and Pregis Innovative Packaging Inc.	Provider of highly-customized, tailored protective packaging solutions	Senior secured loan ($3 par due 3/2017)	8.50% (Base Rate + 5.25%/Q)	4/25/2012	3	3	(2)(20)
		Senior secured loan ($992 par due 3/2017)	7.75% (Libor + 6.25%/Q)	4/25/2012	992	992	(2)(20)

					995	995

					304,717	304,717		7.64%

Consumer Products—Non-durable
Gilchrist & Soames, Inc.	Personal care manufacturer	Senior secured revolving loan ($9,200 par due 10/2013)	6.25% (Libor + 5.00%/M)	4/1/2010	9,200	9,200	(2)(20)
		Senior secured loan ($21,941 par due 10/2013)	13.44%	4/1/2010	21,710	20,847	(2)

					30,910	30,047

Implus Footcare, LLC	Provider of footwear and other accessories	Preferred stock (455 shares)	6.00% PIK	10/31/2011	4,873	4,873	(2)
		Common stock (455 shares)		10/31/2011	455	196	(2)

					5,328	5,069

Insight Pharmaceuticals Corporation(6)	OTC drug products manufactuer	Junior secured loan ($19,310 par due 8/2017)	13.25% (Libor + 11.75%/Q)	8/26/2011	19,136	19,310	(3)(20)
		Class A common stock (155,000 shares)		8/26/2011	6,035	8,277	(2)
		Class B common stock (155,000 shares)		8/26/2011	6,035	8,277	(2)

					31,206	35,864

Matrixx Initiatives, Inc. and Wonder Holdings Acquisition Corp.	Developer and marketer of over-the-counter healthcare products	Senior secured revolving loan ($9,500 par due 6/2016)	13.00% (Libor + 12.00%/M)	6/30/2011	9,500	8,550	(2)(20)
		Senior secured loan ($38,781 par due 6/2016)	13.00% (Libor + 12.00%/Q)	6/30/2011	38,581	34,903	(3)(20)
		Warrants to purchase up to 1,654,678 shares of common stock		7/27/2011	—	—	(2)
		Warrants to purchase up to 1,489 shares of preferred stock		7/27/2011	—	—	(2)

					48,081	43,453

Oak Parent, Inc.	Manufacturer of athletic apparel	Senior secured loan ($41,299 par due 4/2018)	8.00% (Libor + 7.00%/Q)	4/2/2012	41,125	41,299	(2)(20)
		Senior secured loan ($9,428 par due 4/2018)	8.00% (Libor + 7.00%/Q)	4/2/2012	9,388	9,428	(4)(20)

					50,513	50,727

PG-ACP Co-Invest, LLC	Supplier of medical uniforms, specialized medical footwear and accessories	Class A membership units (1,000,0000 units)		8/29/2012	1,000	1,293	(2)

The Step2 Company, LLC	Toy manufacturer	Junior secured loan ($27,000 par due 4/2015)	10.00%	4/1/2010	26,092	27,000	(2)
		Junior secured loan ($32,814 par due 4/2015)	10.00% Cash, 6.00% PIK	4/1/2010	31,859	28,876	(2)
		Common units (1,116,879 units)		4/1/2010	24	94
		Warrants to purchase up to 3,157,895 units		4/1/2010	—	269

					57,975	56,239

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
The Thymes, LLC(7)	Cosmetic products manufacturer	Preferred units (6,283 units)	8.00% PIK	6/21/2007	5,631	5,244
		Common units (5,400 units)		6/21/2007	—	3,138

					5,631	8,382

Woodstream Corporation	Pet products manufacturer	Senior secured loan ($3,000 par due 8/2014)	6.50% (Libor + 5.00%/Q)	4/18/2012	3,000	3,000	(2)(20)
		Senior secured loan ($15,000 par due 8/2014)	6.50% (Libor + 5.00%/Q)	4/18/2012	15,000	15,000	(4)(20)
		Senior subordinated loan ($45,000 par due 2/2015)	12.00%	1/22/2010	41,637	45,000	(2)
		Common stock (4,254 shares)		1/22/2010	1,222	2,999	(2)

					60,859	65,999

					291,503	297,073		7.45%

Energy
Centinela Funding, LLC	Solar power generation facility developer and operator	Senior secured loan ($45,000 par due 11/2020)	10.00% (Libor + 8.75%/Q)	11/14/2012	45,000	45,000	(2)(20)

EquiPower Resources Holdings, LLC	Gas-fired power generation facilities operator	Junior secured loan ($22,500 par due 6/2019)	10.00% (Libor + 8.50%/Q)	6/27/2012	22,073	22,500	(2)(20)

La Paloma Generating Company, LLC	Natural gas fired, combined cycle plant operator	Junior secured loan ($59,000 par due 8/2018)	10.25% (Libor + 8.75%/Q)	8/9/2011	57,908	56,640	(2)(20)

Panda Sherman Power, LLC	Developer and operator of a gas turbine power plant	Senior secured loan ($32,500 par due 9/2018)	9.00% (Libor + 7.50%/Q)	9/14/2012	32,500	32,500	(2)(20)

Panda Temple Power, LLC	Developer and operator of a gas turbine power plant	Senior secured loan ($60,000 par due 7/2018)	11.50% (Libor + 10.00%/Q)	7/17/2012	58,157	60,000	(2)(20)

					215,638	216,640		5.43%

Automotive Services
Driven Holdings, LLC	Automotive aftermarket car care franchisor	Preferred stock (247,500 units)		12/16/2011	2,475	2,688	(2)
		Common stock (25,000 units)		12/16/2011	25	137	(2)

					2,500	2,825

Eckler Industries, Inc.	Restoration parts and accessories provider for classic automobiles	Senior secured revolving loan ($1,300 par due 7/2017)	8.25% (Base Rate + 5.00%/M)	7/12/2012	1,300	1,300	(2)(20)
		Senior secured loan ($52,071 par due 7/2017)	7.25% (Libor + 6.00%/M)	7/12/2012	52,071	52,071	(2)(20)
		Series A preferred stock (1,800 shares)		7/12/2012	1,800	1,871	(2)
		Common stock (20,000 shares)		7/12/2012	200	200	(2)

					55,371	55,442

EcoMotors, Inc.	Engine developer	Senior secured loan ($5,000 par due 7/2016)	10.13%	12/28/2012	4,850	5,000	(2)
		Warrant to purchase up to 321,888 shares of Series C Preferred Stock		12/28/2012	—	84	(2)

					4,850	5,084

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Service King Paint & Body, LLC	Collision repair site operators	Senior secured loan ($122,850 par due 8/2017)	8.50% (Libor + 7.25%/Q)	8/20/2012	122,850	122,850	(2)(16)(20)
		Senior secured loan ($9,925 par due 8/2017)	5.50% (Libor + 4.25%/Q)	8/20/2012	9,925	9,925	(2)(20)
		Membership interest		8/20/2012	5,000	6,684	(2)

					137,775	139,459

					200,496	202,810		5.09%

Manufacturing
Cambrios Technologies Corporation	Nanotechnology-based solutions for electronic devices and computers	Senior secured loan ($4,848 par due 8/2015)	12.00%	8/7/2012	4,848	4,848	(2)
		Warrants to purchase up to 400,000 shares of Series D-4 convertible preferred stock		8/2/2012	—	8	(2)

					4,848	4,856

Component Hardware Group, Inc.	Commercial equipment	Junior secured loan ($3,202 par due 12/2014)	7.00% Cash, 3.00% PIK	8/4/2010	3,202	3,202	(2)
		Senior subordinated loan ($11,142 par due 12/2014)	7.50% Cash, 5.00% PIK	4/1/2010	8,343	11,142	(2)
		Warrants to purchase up to 1,462,500 shares of common stock		8/4/2010	—	7,322	(2)

					11,545	21,666

MWI Holdings, Inc.	Engineered springs, fasteners, and other precision components	Senior secured loan ($38,274 par due 6/2017)	10.00% (Libor + 8.00%/Q)	6/15/2011	38,274	38,274	(2)(20)

Lighting Science Group Corporation	Advanced lighting products	Letter of credit facility	—	9/20/2011	—	—	(24)
		Senior secured loan ($10,000 par due 6/2017)	10.00% (Libor + 8.00%/Q)	6/15/2011	10,000	10,000	(4)(20)

					48,274	48,274

NetShape Technologies, Inc.	Metal precision engineered components	Senior secured revolving loan ($415 par due 2/2013)	3.96% (Libor + 3.75%/M)	4/1/2010	415	373	(2)

Pelican Products, Inc.	Flashlights	Senior secured loan ($7,960 par due 7/2018)	7.00% (Libor + 5.50%/Q)	7/13/2012	7,960	7,960	(4)(20)
		Junior secured loan ($32,000 par due 6/2019)	11.50% (Libor + 10.00%/Q)	7/13/2012	32,000	32,000	(2)(20)

					39,960	39,960

Protective Industries, Inc. dba Caplugs	Plastic protection products	Senior secured revolving loan ($1,633 par due 5/2016)	5.75% (Libor + 4.25%/M)	5/23/2011	1,633	1,633	(2)(20)(23)
		Senior secured loan ($1,500 par due 5/2017)	5.75% (Libor + 4.25%/M)	11/30/2012	1,500	1,500	(2)(20)
		Senior subordinated loan ($695 par due 5/2018)	8.00% Cash, 7.25% PIK	5/23/2011	695	695	(2)
		Preferred stock (2,379,361 shares)		5/23/2011	2,307	4,644	(2)

					6,135	8,472

Saw Mill PCG Partners LLC	Metal precision engineered components	Common units (1,000 units)		1/30/2007	1,000	—	(2)

Sigma International Group, Inc.	Water treatment parts	Junior secured loan ($4,195 par due 4/2014)	10.00% (Libor + 5.00% Cash, 5.00% PIK/Q)	7/8/2011	4,195	4,195	(2)(20)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
SSH Environmental Industries, Inc. and SSH Non-Destructive Testing, Inc.	Magnetic sensors and supporting sensor products	Senior secured loan ($11,625 par due 12/2016)	9.00% (Libor + 7.50%/Q)	3/23/2012	11,424	11,625	(2)(20)

					127,796	139,421		3.50%

Aerospace and Defense
ILC Industries, LLC	Designer and manufacturer of protective cases and technically advanced lighting systems	Senior secured loan ($4,925 par due 7/2018)	7.50% (Libor + 6.00%/Q)	7/13/2012	4,838	4,925	(2)(20)
		Senior secured loan ($19,950 par due 7/2018)	7.50% (Libor + 6.00%/Q)	7/13/2012	19,574	19,950	(4)(20)

					24,412	24,875

PRV Aerospace, LLC	Aerospace precision components manufacturer	Senior secured loan ($1,136 par due 5/2018)	6.50% (Libor + 5.25%/Q)	5/15/2012	1,130	1,136	(2)(20)
		Senior secured loan ($8,460 par due 5/2018)	6.50% (Libor + 5.25%/Q)	5/15/2012	8,383	8,460	(4)(20)
		Junior secured loan ($80,000 par due 5/2019)	10.50% (Libor + 9.25%/Q)	5/10/2012	80,000	80,000	(2)(20)

					89,513	89,596

Wyle Laboratories, Inc. and Wyle Holdings, Inc.	Provider of specialized engineering, scientific and technical services	Senior preferred stock (775 shares)	8.00% PIK	1/17/2008	103	103	(2)
		Common stock (1,885,195 shares)		1/17/2008	2,291	2,346	(2)

					2,394	2,449

					116,319	116,920		2.93%

Telecommunications
American Broadband Communications, LLC, American Broadband Holding Company, Cameron Holdings of NC, Inc., and Dialog Telecom LLC	Broadband communication services	Senior secured loan ($7,666 par due 9/2013)	7.50% (Libor + 5.50%/Q)	9/1/2010	7,666	7,666	(2)(20)
		Senior secured loan ($16,476 par due 12/2013)	12.00% (Libor + 11.50%/Q)	6/20/2011	16,476	16,476	(2)(20)
		Senior subordinated loan ($10,741 par due 11/2014)	12.00% Cash, 2.00% PIK	9/1/2010	10,741	10,312	(2)
		Senior subordinated loan ($34,104 par due 11/2014)	12.00% Cash, 2.00% PIK	11/7/2007	34,104	32,740	(3)
		Senior subordinated loan ($23,513 par due 11/2014)	10.00% Cash, 4.00% PIK	11/7/2007	23,513	22,574	(2)
		Warrants to purchase up to 378 shares		11/7/2007	—	2,533
		Warrants to purchase up to 200 shares		9/1/2010	—	1,340	(2)

					92,500	93,641

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Startec Equity, LLC(7)	Communication services	Member interest		4/1/2010	—	—

					92,500	93,641		2.35%

Consumer Products—Durable
Bushnell Inc.	Sports optics manufacturer	Junior secured loan ($48,825 par due 2/2016)	9.00% (Libor + 7.50%/Q)	4/1/2010	44,000	48,338	(2)(20)
		Junior secured loan ($43,675 par due 2/2016)	9.50% (Libor + 8.00%/Q)	4/30/2012	43,675	43,675	(2)(20)

					87,675	92,013		2.31%

Oil and Gas
Geotrace Technologies, Inc.	Reservoir processing and development	Warrants to purchase up to 69,978 shares of common stock		4/1/2010	88	—	(2)
		Warrants to purchase up to 210,453 shares of preferred stock		4/1/2010	2,805	1,757	(2)

					2,893	1,757

UL Holding Co., LLC and Universal Lubricants, LLC(6)	Petroleum product manufacturer	Junior secured loan ($4,935 par due 12/2014)	9.19% (Libor + 7.19% Cash, 2.00% PIK/Q)	4/30/2012	4,935	4,935	(2)
		Junior secured loan ($25,413 par due 12/2014)	9.19% (Libor + 7.19% Cash, 2.00% PIK/Q)	4/30/2012	25,413	25,413	(3)
		Junior secured loan ($4,920 par due 12/2014)	12.00% Cash, 2.00% PIK	4/30/2012	4,920	4,920	(2)
		Junior secured loan ($5,078 par due 12/2014)	12.00% Cash, 3.00% PIK	4/30/2012	5,078	5,078	(2)
		Junior secured loan ($18,614 par due 12/2014)	12.00% Cash, 2.00% PIK	4/30/2012	18,614	18,614	(3)
		Class A common units (10,782 units)		6/17/2011	1,512	57	(2)
		Class B-5 common units (599,200 units)		4/25/2008	5,472	226	(2)
		Class B-4 common units (50,000 units)		6/17/2011	500	19	(2)
		Class C common units (618,091 units)		4/25/2008	—	287	(2)

					66,444	59,549

					69,337	61,306		1.54%

Retail
Fulton Holdings Corp.	Airport restaurant operator	Senior secured loan ($40,000 par due 5/2016)	12.50%	5/28/2010	40,000	40,000	(3)(12)
		Common stock (19,672 shares)		5/28/2010	1,967	1,873

					41,967	41,873

Things Remembered Inc. and TRM Holdings Corporation	Personalized gifts retailer	Senior secured loan ($14,962 par due 5/2018)	8.00% (Libor + 6.50%/Q)	5/24/2012	14,962	14,962	(4)(20)

					56,929	56,835		1.43%

Printing, Publishing and Media
Batanga, Inc.	Independent digital media company	Senior secured loan ($5,500 par due 10/2016)	9.60%	10/31/2012	5,500	5,594	(2)(18)

Earthcolor Group, LLC	Printing management services	Limited liability company interests (9.30%)		5/18/2012	—	—

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
National Print Group, Inc.	Printing management services	Senior secured revolving loan ($913 par due 10/2013)	9.00% (Libor + 6.00%/Q)	3/2/2006	913	895	(2)(20)(23)
		Senior secured revolving loan ($1,038 par due 10/2013)	9.00% (Base Rate + 5.00%/M)	3/2/2006	1,038	1,017	(2)(20)
		Senior secured loan ($6,903 par due 10/2013)	10.00% (Libor + 9.00% Cash, 1.00% PIK/Q)	3/2/2006	6,631	6,834	(2)(20)
		Senior secured loan ($331 par due 10/2013)	10.00% (Base Rate + 9.00% Cash, 1.00% PIK/Q)	3/2/2006	318	327	(2)(20)
		Preferred stock (9,344 shares)		3/2/2006	2,000	—	(2)(20)

					10,900	9,073

The Teaching Company, LLC and The Teaching Company Holdings, Inc.	Education publications provider	Senior secured loan ($21,319 par due 3/2017)	9.00% (Libor + 7.50%/Q)	9/29/2006	21,319	21,319	(2)(20)
		Senior secured loan ($9,902 par due 3/2017)	9.00% (Libor + 7.50%/Q)	9/29/2006	9,902	9,902	(4)(20)
		Preferred stock (10,663 shares)		9/29/2006	1,066	3,225	(2)
		Common stock (15,393 shares)		9/29/2006	3	8	(2)

					32,290	34,454

					48,690	49,121		1.23%

Environmental Services
AWTP, LLC(7)	Water treatment services	Junior secured loan ($4,212 par due 6/2015)	10.00%	4/18/2011	4,212	4,212	(2)
		Junior secured loan ($6,121 par due 6/2015)	15.00% PIK	4/18/2011	6,121	6,121	(2)
		Membership interests (90% interest)		4/18/2011	—	4,580	(2)

					10,333	14,913

RE Community Holdings II, Inc. and Pegasus Community Energy, LLC.	Operator of municipal recycling facilities	Preferred stock (1,000 shares)		3/1/2011	8,839	1,487	(2)

Waste Pro USA, Inc	Waste management services	Preferred Class A common equity (611,615 shares)		11/9/2006	12,263	24,219	(2)

					31,435	40,619		1.02%

Transportation
PODS Funding Corp.	Storage and warehousing	Junior subordinated loan ($40,228 par due 5/2017)	12.75% Cash, 2.75% PIK	11/29/2011	40,228	40,228	(2)

United Road Towing, Inc.	Towing company	Warrants to purchase up to 607 shares		4/1/2010	—	—

					40,228	40,228		1.01%

Commercial Real Estate Finance
10th Street, LLC(6)	Real estate holding company	Senior subordinated loan ($25,208 par due 11/2014)	8.93% Cash, 4.07% PIK	4/1/2010	25,208	25,208	(2)
		Member interest (10.00% interest)		4/1/2010	594	—
		Option (25,000 units)		4/1/2010	25	501

					25,827	25,709

American Commercial Coatings, Inc.	Real estate property	Commercial mortgage loan ($2,505 par due 12/2025)		4/1/2010	926	2,061	(19)

Cleveland East Equity, LLC	Hotel operator	Real estate equity interests		4/1/2010	1,026	3,639

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Commons R-3, LLC	Real estate developer	Real estate equity interests		4/1/2010	—	—

Crescent Hotels & Resorts, LLC and affiliates(7)	Hotel operator	Senior subordinated loan ($2,236 par due 9/2011)		4/1/2010	—	—	(2)(19)
		Senior subordinated loan ($2,092 par due 6/2017)		4/1/2010	—	—	(2)(19)
		Common equity interest		4/1/2010	—	—
		Limited liability company membership interest (100% interest)		6/19/2012	—	—	(2)

					—	—

Hot Light Brands, Inc.(7)	Real estate holding company	Senior secured loan ($32,957 par due 2/2011)		4/1/2010	1,664	1,128	(2)(19)
		Common stock (93,500 shares)		4/1/2010	—	—	(2)

					1,664	1,128

NPH, Inc.	Hotel property	Real estate equity interests		4/1/2010	5,291	6,123

					34,734	38,660		0.97%

Health Clubs
Athletic Club Holdings, Inc.	Premier health club operator	Senior secured loan ($11,500 par due 10/2013)	4.71% (Libor + 4.50%/M)	10/11/2007	11,500	11,500	(2)(13)

CFW Co-Invest, L.P. and NCP Curves, L.P.	Health club franchisor	Limited partnership interest (4,152,165 shares)		7/31/2012	4,152	4,152	(2)
		Limited partnership interest (1,847,835 shares)		7/31/2012	1,848	1,848	(2)

					6,000	6,000

					17,500	17,500		0.43%

Food and Beverage
Apple & Eve, LLC and US Juice Partners, LLC(6)	Juice manufacturer	Senior units (50,000 units)		10/5/2007	5,000	1,398

Charter Baking Company, Inc.	Baked goods manufacturer	Senior subordinated loan ($8,885 par due 2/2013)	16.00% PIK	2/6/2008	8,885	8,885	(2)
		Preferred stock (6,258 shares)		9/1/2006	2,568	1,617	(2)

					11,453	10,502

Distant Lands Trading Co.	Coffee manufacturer	Class A common stock (1,294 shares)		4/1/2010	980	—	(2)
		Class A-1 common stock (2,157 shares)		4/1/2010	—	—	(2)

					980	—

					17,433	11,900		0.29%

Wholesale Distribution
BECO Holding Company, Inc.	Wholesale distributor of first response fire protection equipment and related parts	Common stock (25,000 shares)		7/30/2010	2,500	2,457	(2)

					2,500	2,457		0.05%

					$5,823,451	$5,924,555		148.55%

(1)
Other than the Company's investments listed in footnote 7 below (subject to the limitations set forth therein), the Company does not "Control" any of its portfolio companies, for the purposes of the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the "Investment Company Act"). In general, under the Investment Company Act, the Company would "Control" a portfolio company if the Company owned more than 25% of its outstanding voting securities (i.e., securities with the right to elect directors) and/or had the power to exercise control over the management or policies of such portfolio company. All of the Company's portfolio company investments, which as of December 31, 2012 represented 149% of the Company's net assets or 93% of the Company's total assets, are subject to legal restrictions on sales.

(2)
These assets are pledged as collateral for the Revolving Credit Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than the Company's obligations under the Revolving Credit Facility (see Note 5 to the consolidated financial statements).

(3)
These assets are owned by the Company's consolidated subsidiary Ares Capital CP Funding LLC ("Ares Capital CP"), are pledged as collateral for the Revolving Funding Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than Ares Capital CP's obligations under the Revolving Funding Facility (see Note 5 to the consolidated financial statements).

(4)
These assets are owned by the Company's consolidated subsidiary Ares Capital JB Funding LLC ("ACJB"), are pledged as collateral for the SMBC Funding Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than ACJB's obligations under the SMBC Funding Facility (see Note 5 to the consolidated financial statements).

(5)
Investments without an interest rate are non-income producing.

(6)
As defined in the Investment Company Act, the Company is deemed to be an "Affiliated Person" of a portfolio company because it owns 5% or more of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the year ended December 31, 2012 in which the issuer was an Affiliated company (but not a portfolio company that the Company ("Controls") are as follows:

Company	Purchases (cost)	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
10th Street, LLC	$—	$—	$—	$3,227	$—	$—	$—	$—	$(54)
Apple & Eve, LLC and US Juice Partners, LLC	$500	$32,344	$—	$3,393	$—	$—	$44	$—	$(1,928)
Campus Management Corp. and Campus Management Acquisition Corp	$—	$—	$—	$—	$—	$—	$—	$—	$(4,508)
Cast & Crew Payroll, LLC and Centerstage Co-Investors, L.L.C.	$105,000	$—	$—	$167	$2,788	$36	$2	$—	$—
CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings, LLC	$—	$188	$—	$1,169	$—	$—	$—	$—	$(3,898)
Direct Buy Holdings, Inc. and Direct Buy Investors, LP	$—	$—	$10,927	$—	$—	$—	$—	$(10,927)	$10,927
The Dwyer Group	$—	$—	$—	$2,959	$162	$785	$85	$—	$5,027
ELC Acquisition Corp. and ELC Holdings Corporation	$—	$—	$—	$—	$—	$343	$6	$—	$5,058
Firstlight Financial Corporation	$—	$28,890	$84,153	$1,773	$—	$—	$200	$(25,959)	$43,321
Insight Pharmaceuticals Corporation	$—	$5,636	$—	$3,242	$—	$—	$171	$54	$(1,649)
Investor Group Services, LLC	$—	$—	$—	$—	$—	$160	$15	$—	$(148)
Multi-Ad Services, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$209
Pillar Processing LLC and PHL Holding Co.	$—	$5,479	$—	$—	$—	$—	$9	$2	$1,110
Soteria Imaging Services, LLC	$—	$441	$—	$—	$—	$—	$—	$64	$(584)
VSS-Tranzact Holdings, LLC	$—	$—	$867	$—	$—	$—	$—	$—	$3,453
UL Holding Co., LLC	$44,532	$13,766	$—	$5,837	$732	$—	$197	$—	$(6,953)
(7)
As defined in the Investment Company Act, the Company is deemed to be both an "Affiliated Person" and "Control" this portfolio company because it owns more than 25% of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the year ended December 31, 2012 in which the issuer was both an Affiliated company and a portfolio company that the Company is deemed to Control are as follows:

Company	Purchases	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
AGILE Fund I, LLC	$—	$9	$—	$—	$—	$1	$—	$—	$(19)
Allied Capital REIT, Inc.	$—	$—	$375	$—	$—	$41	$—	$147	$(314)
AllBridge Financial, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$1,801
Aviation Properties Corporation	$—	$—	$—	$—	$—	$—	$—	$291	$—
AWTP, LLC	$—	$—	$—	$1,296	$—	$—	$50	$—	$6,229
BenefitMall Holdings, Inc.	$—	$40,326	$53,510	$2,440	$—	$—	$167	$12,546	$(6,479)
Callidus Capital Corporation	$—	$—	$—	$—	$—	$—	$—	$—	$942
Ciena Capital LLC	$—	$—	$—	$4,758	$—	$—	$—	$—	$(1,436)
Citipostal, Inc.	$—	$2,710	$—	$7,715	$—	$—	$112	$—	$(18)
Crescent Hotels & Resorts, LLC and affiliates	$—	$—	$2,843	$20	$—	$—	$—	$(5,473)	$5,595
HCI Equity, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$(108)
HCP Acquisition Holdings, LLC	$1,254	$—	$—	$—	$—	$—	$—	$—	$(6,177)
Hot Light Brands, Inc.	$—	$2,282	$—	$—	$—	$—	$—	$—	$(282)
Huddle House Inc.	$—	$20,801	$—	$678	$—	$—	$187	$(2,291)	$1,701
Ivy Hill Asset Management, L.P.	$58,085	$—	$—	$—	$—	$19,939	$—	$—	$41,576
Ivy Hill Middle Market Credit Fund, Ltd.	$—	$25,000	$30,515	$3,943	$—	$—	$—	$1,655	$1,515
LVCG Holdings, LLC	$—	$—	$6,600	$—	$—	$—	$—	$(6,590)	$6,600
Making Memories Wholesale, Inc.	$—	$2,229	$—	$—	$—	$—	$—	$(12,281)	$12,476
MVL Group, Inc.	$2,540	$25,607	$—	$4,394	$—	$—	$—	$—	$(27,867)
Orion Foods, LLC	$6,500	$5,142	$—	$7,200	$—	$—	$806	$—	$(10,260)
Senior Secured Loan Fund LLC*	$269,967	$66,334	$—	$184,701	$40,348	$—	$17,865	$3,641	$833
Stag-Parkway, Inc.	$—	$34,500	$3,090	$4,218	$—	$733	$251	$29,998	$(16,639)
The Thymes, LLC	$—	$560	$—	$—	$—	$481	$—	$—	$1,687

*
Together with GE Global Sponsor Finance LLC and General Electric Capital Corporation (together, "GE"), the Company co-invests through the Senior Secured Loan Fund LLC d/b/a the "Senior Secured Loan Program" (the "SSLP"). The SSLP is capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of the Company and GE (with approval from a representative of each required); therefore, although the Company owns more than 25% of the voting securities of the SSLP, the Company does not believe that it has control over the SSLP (for purposes of the Investment Company Act or otherwise)

  because, among other things, these "voting securities" do not afford the Company the right to elect directors of the SSLP or any other special rights (see Note 4 to the consolidated financial statements).

(8)
Non-U.S. company or principal place of business outside the U.S. and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(9)
Excepted from the definition of investment company under Section 3(c) of the Investment Company Act and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(10)
In the first quarter of 2011, the staff of the Securities and Exchange Commission (the "Staff") informally communicated to certain business development companies the Staff's belief that certain entities, which would be classified as an "investment company" under the Investment Company Act but for the exception from the definition of "investment company" set forth in Rule 3a-7 promulgated under the Investment Company Act, could not be treated as eligible portfolio companies (as defined in Section 2(a)(46) of the Investment Company Act). Subsequently, in August 2011 the Securities and Exchange Commission issued a concept release (the "Concept Release") which states that "[a]s a general matter, the Commission presently does not believe that Rule 3a-7 issuers are the type of small, developing and financially troubled businesses in which Congress intended BDCs primarily to invest" and requested comment on whether or not a 3a-7 issuer should be considered an "eligible portfolio company". The Company provided a comment letter in respect of the Concept Release and continues to believe that the language of Section 2(a)(46) of the Investment Company Act permits a business development company to treat as "eligible portfolio companies" entities that rely on the 3a-7 exception. However, given the current uncertainty in this area (including the language in the Concept Release) and subsequent discussions with the Staff, the Company has, solely for purposes of calculating the composition of its portfolio pursuant to Section 55(a) of the Investment Company Act, identified these entities in the Company's schedule of investments as "non-qualifying assets" should the Staff ultimately disagree with the Company's position.

(11)
Variable rate loans to the Company's portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate base rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which reset annually (A), semi-annually (S), quarterly (Q), bi-monthly (B), monthly (M) or daily (D). For each such loan, the Company has provided the interest rate in effect on the date presented.

(12)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 5.00% on $16 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(13)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.50% on $12 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(14)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 4.00% on $65 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(15)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 1.13% on $19 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(16)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.00% on $73 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(17)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.13% on $56 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(18)
The Company is entitled to receive a fixed fee upon the occurrence of certain events as defined in the credit agreement governing the Company's debt investment in the portfolio company. The fair value of such fee is included in the fair value of the debt investment.

(19)
Loan was on non-accrual status as of December 31, 2012.

(20)
Loan includes interest rate floor feature.

(21)
In addition to the interest earned based on the stated contractual interest rate of this security, the certificates entitle the holders thereof to receive a portion of the excess cash flow from the SSLP's loan portfolio, which may result in a return to the Company greater than the contractual stated interest rate.

(22)
As of December 31, 2012, no amounts were funded by the Company under this senior secured revolving loan, however, there were standby letters of credit issued and outstanding through a financial intermediary under the loan. See Note 6 to the consolidated financial statements for further information on standby letters of credit commitments related to certain portfolio companies.

(23)
As of December 31, 2012, in addition to the amounts funded by the Company under this senior secured revolving loan, there were also standby letters of credit issued and outstanding through a financial intermediary under the loan. See Note 6 to the consolidated financial statements for further information on standby letters of credit commitments related to certain portfolio companies.

(24)
As of December 31, 2012, no amounts were funded by the Company under this letter of credit facility, however, there were standby letters of credit issued and outstanding through a financial intermediary under the letter of credit facility. See Note 6 to the consolidated financial statements for further information on standby letters of credit commitments related to certain portfolio companies.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

For the Six Months Ended June 30, 2013

(in thousands, except per share data)

(unaudited)

					Accumulated Net Realized Loss on Investments, Foreign Currency Transactions, Extinguishment of Debt and Other Assets
	Common Stock			Accumulated Overdistributed Net Investment Income
			Capital in Excess of Par Value			Net Unrealized Gain on Investments	Total Stockholders' Equity
	Shares	Amount
Balance at December 31, 2012	248,653	$249	$4,117,517	$(27,910)	$(202,614)	$101,104	$3,988,346
Issuance of common stock in add-on offering (net of offering and underwriting costs)	19,147	19	333,155				333,174
Shares issued in connection with dividend reinvestment plan	512	—	9,029	—	—	—	9,029
Net increase in stockholders' equity resulting from operations	—	—	—	192,674	20,326	840	213,840
Dividends declared ($0.76 per share)	—	—	—	(196,344)	—	—	(196,344)

Balance at June 30, 2013	268,312	$268	$4,459,701	$(31,580)	$(182,288)	$101,944	$4,348,045

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

(in thousands)

	For the six months ended
	June 30, 2013	June 30, 2012
	(unaudited)	(unaudited)
OPERATING ACTIVITIES:
Net increase in stockholders' equity resulting from operations	$213,840	$196,479
Adjustments to reconcile net increase in stockholders' equity resulting from operations:
Realized loss on extinguishment of debt	—	2,678
Net realized (gains) losses on investments	(20,326)	46,568
Net unrealized gains on investments	(840)	(80,786)
Net accretion of discount on investments	(2,970)	(7,503)
Increase in payment-in-kind interest and dividends	(10,583)	(13,552)
Collections of payment-in-kind interest and dividends	2,571	5,217
Amortization of debt issuance costs	6,906	6,672
Accretion of discount on notes payable	6,569	5,362
Depreciation	402	398
Proceeds from sales and repayments of investments	638,364	713,399
Purchases of investments	(1,498,199)	(1,086,383)
Changes in operating assets and liabilities:
Interest receivable	(10,469)	(2,057)
Other assets	(287)	(8,146)
Management and incentive fees payable	(7,763)	5,706
Accounts payable and other liabilities	2,920	(8,434)
Interest and facility fees payable	9,740	2,616

Net cash used in operating activities	(670,125)	(221,766)

FINANCING ACTIVITIES:
Net proceeds from issuance of common stock	333,174	252,415
Borrowings on debt	2,189,000	1,250,101
Repayments and repurchases of debt	(1,829,000)	(1,129,531)
Debt issuance costs	(4,260)	(16,064)
Dividends paid	(187,315)	(154,672)

Net cash provided by financing activities	501,599	202,249

CHANGE IN CASH AND CASH EQUIVALENTS	(168,526)	(19,517)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	269,043	120,782

CASH AND CASH EQUIVALENTS, END OF PERIOD	$100,517	$101,265

Supplemental Information:
Interest paid during the period	$52,635	$50,424
Taxes, including excise tax, paid during the period	$11,248	$8,529
Dividends declared during the period	$196,344	$164,068

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
As of June 30, 2013
(unaudited)
(in thousands, except per share data, percentages and as otherwise indicated;
for example, with the words "million," "billion" or otherwise)

1.     ORGANIZATION

        Ares Capital Corporation (the "Company" or "ARCC") is a specialty finance company that is a closed-end, non-diversified management investment company incorporated in Maryland. The Company has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the "Investment Company Act"). The Company has elected to be treated as a regulated investment company, or a "RIC", under the Internal Revenue Code of 1986, as amended (the "Code") and operates in a manner so as to qualify for the tax treatment applicable to RICs.

        The Company's investment objective is to generate both current income and capital appreciation through debt and equity investments. The Company invests primarily in first lien senior secured loans (including "unitranche" loans, which are loans that combine both senior and mezzanine debt, generally in a first lien position), second lien senior secured loans and mezzanine debt, which in some cases includes an equity component. To a lesser extent, the Company also makes equity investments.

        The Company is externally managed by Ares Capital Management LLC ("Ares Capital Management" or the Company's "investment adviser"), a wholly owned subsidiary of Ares Management LLC ("Ares Management"), a global alternative asset manager and a Securities and Exchange Commission ("SEC") registered investment adviser. Ares Operations LLC ("Ares Operations" or the Company's "administrator"), a wholly owned subsidiary of Ares Management, provides the administrative services necessary for the Company to operate.

        Interim financial statements are prepared in accordance with United States generally accepted accounting principles ("GAAP") for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Articles 6 or 10 of Regulation S-X. In the opinion of management, all adjustments, consisting solely of normal recurring accruals considered necessary for the fair presentation of financial statements for the interim period presented, have been included. The current period's results of operations will not necessarily be indicative of results that ultimately may be achieved for the fiscal year ending December 31, 2013.

2.     SIGNIFICANT ACCOUNTING POLICIES

  Basis of Presentation

        The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with GAAP, and include the accounts of the Company and its consolidated subsidiaries. The consolidated financial statements reflect all adjustments and reclassifications that, in the opinion of management, are necessary for the fair presentation of the results of the operations and financial condition as of and for the periods presented. All significant intercompany balances and transactions have been eliminated.

  Cash and Cash Equivalents

        Cash and cash equivalents include funds from time to time deposited with financial institutions and short-term, liquid investments in a money market fund. Cash and cash equivalents are carried at cost which approximates fair value.

  Concentration of Credit Risk

        The Company places its cash and cash equivalents with financial institutions and, at times, cash held in money market accounts may exceed the Federal Deposit Insurance Corporation insured limit.

  Investments

        Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. Unrealized gains or losses primarily reflect the change in investment values, including the reversal of previously recorded unrealized gains or losses when gains or losses are realized.

        Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, the Company looks at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available (i.e., substantially all of the Company's investments) are valued at fair value as determined in good faith by the Company's board of directors, based on, among other things, the input of the Company's investment adviser, audit committee and independent third-party valuation firms that have been engaged at the direction of the Company's board of directors to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing 12 month period (with certain de minimis exceptions) and under a valuation policy and a consistently applied valuation process. The valuation process is conducted at the end of each fiscal quarter, and a minimum of 50% of the Company's portfolio at fair value is subject to review by an independent valuation firm each quarter. In addition, the Company's independent registered public accounting firm obtains an understanding of, and performs select procedures relating to, the Company's investment valuation process within the context of performing the integrated audit.

        As part of the valuation process, the Company may take into account the following types of factors, if relevant, in determining the fair value of the Company's investments: the enterprise value of a portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to any similar publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Company considers the pricing indicated by the external event to corroborate its valuation.

        Because there is not a readily available market value for most of the investments in its portfolio, the Company values substantially all of its portfolio investments at fair value as determined in good faith by its board of directors, as described herein. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company's investments may fluctuate from period to period. Additionally, the fair value of the Company's investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, the Company could realize significantly less than the value at which the Company has recorded it.

        In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

        The Company's board of directors undertakes a multi-step valuation process each quarter, as described below:

  •
  The Company's quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment in conjunction with the Company's portfolio management team.

  •
  Preliminary valuations are reviewed and discussed with the Company's investment adviser's management and investment professionals, and then valuation recommendations are presented to the Company's board of directors.

  •
  The audit committee of the Company's board of directors reviews these valuations, as well as the input of third parties, including independent third-party valuation firms, with respect to the valuations of a minimum of 50% of the Company's portfolio at fair value.

  •
  The Company's board of directors discusses valuations and ultimately determines the fair value of each investment in the Company's portfolio without a readily available market quotation in good faith based on, among other things, the input of the Company's investment adviser, audit committee and, where applicable, independent third-party valuation firms.

        See Note 7 for more information on the Company's valuation process.

  Interest and Dividend Income Recognition

        Interest income is recorded on an accrual basis and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

        Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current. The Company may make exceptions to this if the loan has sufficient collateral value and is in the process of collection.

        Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies.

  Payment-in-Kind Interest

        The Company has loans in its portfolio that contain payment-in-kind ("PIK") provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain the Company's status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends, even though the Company has not yet collected the cash.

  Capital Structuring Service Fees and Other Income

        The Company's investment adviser seeks to provide assistance to its portfolio companies and in return the Company may receive fees for capital structuring services. These fees are generally only available to the Company as a result of the Company's underlying investments, are normally paid at the closing of the investments, are generally non-recurring and are recognized as revenue when earned upon closing of the investment. The services that the Company's investment adviser provides vary by investment, but generally include reviewing existing credit facilities, arranging bank financing, arranging equity financing, structuring financing from multiple lenders, structuring financing from multiple equity investors, restructuring existing loans, raising equity and debt capital, and providing general financial advice, which concludes upon closing of the investment. Any services of the above nature subsequent to the closing would generally generate a separate fee payable to the Company. In certain instances where the Company is invited to participate as a co-lender in a transaction and does not provide significant services in connection with the investment, a portion of loan fees paid to the Company in such situations will be deferred and amortized over the estimated life of the loan. The Company's investment adviser may also take a seat on the board of directors of a portfolio company, or observe the meetings of the board of directors without taking a formal seat.

        Other income includes fees for management and consulting services, loan guarantees, commitments, amendments and other services rendered by the Company to portfolio companies. Such fees are recognized as income when earned or the services are rendered.

  Foreign Currency Translation

        The Company's books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

  (1)
  Fair value of investment securities, other assets and liabilities—at the exchange rates prevailing at the end of the period.

  (2)
  Purchases and sales of investment securities, income and expenses—at the exchange rates prevailing on the respective dates of such transactions, income or expenses.

        Results of operations based on changes in foreign exchange rates are separately disclosed in the statement of operations, if any. Foreign security and currency translations may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, currency fluctuations and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.

  Equity Offering Expenses

        The Company's offering costs, excluding underwriters' fees, are charged against the proceeds from equity offerings when received.

  Debt Issuance Costs

        Debt issuance costs are amortized over the life of the related debt instrument using the straight line method, which closely approximates the effective yield method.

  U.S. Federal Income Taxes

        The Company has elected to be treated as a RIC under the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, the Company must, among other things, timely distribute to its stockholders at least 90% of its investment company taxable income, as defined by the Code, for each year. The Company, among other things, has made and intends to continue to make the requisite distributions to its stockholders, which will generally relieve the Company from U.S. federal income taxes.

        Depending on the level of taxable income earned in a tax year, the Company may choose to carry forward taxable income in excess of current year dividend distributions from such income into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions, the Company accrues excise tax, if any, on estimated excess taxable income as such taxable income is earned.

        Certain of the Company's consolidated subsidiaries are also subject to U.S. federal and state income taxes.

  Dividends to Common Stockholders

        Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by the Company's board of directors each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are generally distributed, although the Company may decide to retain such capital gains for investment.

        The Company has adopted a dividend reinvestment plan that provides for reinvestment of any distributions the Company declares in cash on behalf of its stockholders, unless a stockholder elects to receive cash. As a result, if the Company's board of directors authorizes, and the Company declares, a cash dividend, then the Company's stockholders who have not "opted out" of the Company's dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of the Company's common stock, rather than receiving the cash dividend. The Company intends to use primarily newly issued shares to implement the dividend reinvestment plan (so long as the Company is trading at a premium to net asset value). If the Company's shares are trading at a significant enough discount to net asset value and the Company is otherwise permitted under applicable law to purchase such shares, the Company intends to purchase shares in the open market in connection with the Company's obligations under the dividend reinvestment plan. However, the Company reserves the right to issue new shares of the Company's common stock in connection with the Company's obligations under the dividend reinvestment plan even if the Company's shares are trading below net asset value.

  Use of Estimates in the Preparation of Financial Statements

        The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of actual and contingent assets and liabilities at the date of the financial statements and the reported amounts of income or loss and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include the valuation of investments.

  New Accounting Pronouncements

        In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") 2013-08, Financial Services—Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08"). ASU 2013-08 amends the criteria that define an investment company, clarifies the measurement guidance and requires certain additional disclosures. Public companies are required to apply ASU 2013-08 prospectively for interim and annual reporting periods beginning after December 15, 2013. The Company has evaluated the impact of the adoption of ASU 2013-08 on its financial statements and disclosures and determined the adoption of ASU 2013-08 will not have a material effect on the Company's financial condition and results of operations.

3.     AGREEMENTS

  Investment Advisory and Management Agreement

        The Company is party to an investment advisory and management agreement (the "investment advisory and management agreement") with Ares Capital Management. Subject to the overall supervision of the Company's board of directors, Ares Capital Management provides investment advisory and management services to the Company. For providing these services, Ares Capital Management receives a fee from the Company consisting of two components—a base management fee and an incentive fee.

        The base management fee is calculated at an annual rate of 1.5% based on the average value of the Company's total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) at the end of the two most recently completed calendar quarters. The base management fee is payable quarterly in arrears.

        The incentive fee has two parts. The first part is calculated and payable quarterly in arrears based on the Company's pre-incentive fee net investment income for the quarter. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the administration agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities, accrued income that the Company has not yet received in cash. The Company's investment adviser is not under any obligation to reimburse the Company for any part of the incentive fees it received that was based on accrued interest that the Company never actually received.

        Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses, unrealized capital appreciation, unrealized capital depreciation or income tax expense related to realized gains. Because of the structure of the incentive fee, it is possible that the Company may pay an incentive fee in a quarter where the Company incurs a loss. For example, if the Company receives pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, the Company will pay the applicable incentive fee even if the Company has incurred a loss in that quarter due to realized and/or unrealized capital losses.

        Pre-incentive fee net investment income, expressed as a rate of return on the value of the Company's net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed "hurdle rate" of 1.75% per quarter. If market credit spreads rise, the Company may be able to invest its funds in debt instruments that provide for a higher return, which may increase the Company's pre-incentive fee net investment income and make it easier for the Company's investment adviser to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income. To the extent the Company has retained pre-incentive fee net investment income that has been used to calculate this part of the incentive fee, it is also included in the amount of the Company's total assets (other than cash and cash equivalents but including assets purchased with borrowed funds) used to calculate the 1.5% base management fee.

        The Company pays its investment adviser an incentive fee with respect to the Company's pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which the Company's pre-incentive fee net investment income does not exceed the hurdle rate;

  •
  100% of the Company's pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter. The Company refers to this portion of its pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.1875%) as the "catch-up" provision. The "catch-up" is meant to provide the Company's investment adviser with 20% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeded 2.1875% in any calendar quarter; and

  •
  20% of the amount of the Company's pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter.

        These calculations are adjusted for any share issuances or repurchases during the quarter.

        The second part of the incentive fee (the "Capital Gains Fee"), is determined and payable in arrears as of the end of each calendar year (or, upon termination of the investment advisory and management agreement, as of the termination date) and is calculated at the end of each applicable year by subtracting (a) the sum of the Company's cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (b) the Company's cumulative aggregate realized capital gains, in each case calculated from October 8, 2004 (the date the Company completed its initial public offering). Realized capital gains and losses include gains and losses on investments and foreign currencies, as well as gains and losses on extinguishment of debt and other assets. If such amount is positive at the end of such year, then the Capital Gains Fee for such year is equal to 20% of such amount, less the aggregate amount of Capital Gains Fees paid in all prior years. If such amount is negative, then there is no Capital Gains Fee for such year.

        The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in the Company's portfolio when sold and (b) the accreted or amortized cost basis of such investment.

        The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in the Company's portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.

        The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in the Company's portfolio as of the applicable Capital Gains Fee calculation date and (b) the accreted or amortized cost basis of such investment.

        Notwithstanding the foregoing, as a result of an amendment to the capital gains portion of the incentive fee under the investment advisory and management agreement that was adopted on June 6, 2011, if the Company is required by GAAP to record an investment at its fair value as of the time of acquisition instead of at the actual amount paid for such investment by the Company (including, for example, as a result of the application of the acquisition method of accounting), then solely for the purposes of calculating the Capital Gains Fee, the "accreted or amortized cost basis" of an investment shall be an amount (the "Contractual Cost Basis") equal to (1) (x) the actual amount paid by the Company for such investment plus (y) any amounts recorded in the Company's financial statements as required by GAAP that are attributable to the accretion of such investment plus (z) any other adjustments made to the cost basis included in the Company's financial statements, including PIK interest or additional amounts funded (net of repayments) minus (2) any amounts recorded in the Company's financial statements as required by GAAP that are attributable to the amortization of such investment, whether such calculated Contractual Cost Basis is higher or lower than the fair value of such investment (as determined in accordance with GAAP) at the time of acquisition.

        The Company defers cash payment of any incentive fee otherwise earned by the Company's investment adviser if during the most recent four full calendar quarter period ending on or prior to the date such payment is to be made the sum of (a) the aggregate distributions to the Company's stockholders and (b) the change in net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) is less than 7.0% of the Company's net assets (defined as total assets less indebtedness) at the beginning of such period. Any deferred incentive fees are carried over for payment in subsequent calculation periods to the extent such payment is payable under the investment advisory and management agreement.

        The Capital Gains Fee payable to the Company's investment adviser as calculated under the investment advisory and management agreement (as described above) for the three and six months ended June 30, 2013 was $0. However, in accordance with GAAP, the Company had an accrued capital gains incentive fee of $73,530 as of June 30, 2013 that is not currently due under the investment advisory and management agreement. GAAP requires that the capital gains incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the investment advisory and management agreement. This GAAP accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the Capital Gains Fee plus the aggregate cumulative unrealized capital appreciation. If such amount is positive at the end of a period, then GAAP requires the Company to record a capital gains fee equal to 20% of such cumulative amount, less the aggregate amount of actual Capital Gains Fees paid or capital gains incentive fees accrued under GAAP in all prior periods. As of June 30, 2013, the Company has paid Capital Gains Fees since inception totaling $15,986, of which $11,523 was paid in the first quarter of 2013. The resulting accrual for any capital gains incentive fee under GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reversal of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual. There can be no assurance that such unrealized capital appreciation will be realized in the future.

        For the three and six months ended June 30, 2013, base management fees were $24,902 and $48,120, respectively, incentive fees related to pre-incentive fee net investment income were $25,390 and $49,226, respectively, and the incentive fees related to capital gains calculated in accordance with GAAP were $7,984 and $4,233, respectively.

        As of June 30, 2013, $123,822 was included in "management and incentive fees payable" in the accompanying consolidated balance sheet, of which $50,292 is currently payable to the Company's investment adviser under the investment advisory and management agreement.

        For the three and six months ended June 30, 2012, base management fees were $20,811 and $40,797, respectively, incentive fees related to pre-incentive fee net investment income were $22,127 and $42,812, respectively, and incentive fees related to capital gains accrued in accordance with GAAP were $606 and $6,307, respectively.

  Administration Agreement

        The Company is party to an administration agreement, referred to herein as the "administration agreement", with its administrator, Ares Operations. Pursuant to the administration agreement, Ares Operations furnishes the Company with office equipment and clerical, bookkeeping and record keeping services at the Company's office facilities. Under the administration agreement, Ares Operations also performs, or oversees the performance of, the Company's required administrative services, which include, among other things, providing assistance in accounting, legal, compliance, operations, technology, and investor relations, being responsible for the financial records that the Company is required to maintain and preparing reports to its stockholders and reports filed with the SEC. In addition, Ares Operations assists the Company in determining and publishing its net asset value, assists the Company in providing managerial assistance to its portfolio companies, oversees the preparation and filing of the Company's tax returns and the printing and dissemination of reports to its stockholders, and generally oversees the payment of its expenses and the performance of administrative and professional services rendered to the Company by others. Payments under the Company's administration agreement are equal to an amount based upon its allocable portion of Ares Operations' overhead and other expenses (including travel expenses) incurred by Ares Operations in performing its obligations under the administration agreement, including the Company's allocable portion of the compensation of certain of its officers (including the Company's chief compliance officer, chief financial officer, general counsel, treasurer and assistant treasurer) and their respective staffs. The administration agreement may be terminated by either party without penalty upon 60 days' written notice to the other party.

        For the three and six months ended June 30, 2013, the Company incurred $2,606 and $5,198, respectively, in administrative fees. For the three and six months ended June 30, 2012, we incurred $2,217 and $4,537, respectively, in administrative fees. As of June 30, 2013, $2,606 of these fees were unpaid and included in "accounts payable and other liabilities" in the accompanying consolidated balance sheet.

4.     INVESTMENTS

        As of June 30, 2013 and December 31, 2012, investments consisted of the following:

	As of
	June 30, 2013		December 31, 2012
	Amortized Cost(1)	Fair Value	Amortized Cost(1)	Fair Value
Senior term debt	$4,272,192	$4,233,675	$3,587,770	$3,555,144
Subordinated Certificates of the SSLP(2)	1,411,466	1,436,213	1,237,887	1,263,644
Senior subordinated debt	358,472	296,094	321,331	259,820
Preferred equity securities	236,661	258,968	238,837	250,118
Other equity securities	427,160	576,907	430,380	584,005
Commercial real estate	7,065	13,103	7,246	11,824

Total	$6,713,016	$6,814,960	$5,823,451	$5,924,555

(1)
The amortized cost represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

(2)
The proceeds from these certificates were applied to co-investments with GE Global Sponsor Finance LLC and General Electric Capital Corporation to fund first lien senior secured loans to 41 and 36 different borrowers as of June 30, 2013 and December 31, 2012, respectively.

        The industrial and geographic compositions of our portfolio at fair value as of June 30, 2013 and December 31, 2012 were as follows:

	As of
	June 30, 2013	December 31, 2012
Industry
Investment Funds and Vehicles(1)	21.5%	21.7%
Healthcare Services	14.1	12.9
Education	8.7	7.8
Other Services	8.0	6.7
Business Services	6.9	6.4
Consumer Products	6.2	6.6
Financial Services	6.0	7.3
Restaurants and Food Services	5.2	7.1
Energy	4.7	3.7
Containers and Packaging	4.5	5.1
Automotive Services	3.2	3.4
Manufacturing	2.4	2.4
Aerospace and Defense	1.8	2.0
Retail	1.5	1.0
Telecommunications	1.2	1.6
Other	4.1	4.3

Total	100.0%	100.0%

(1)
Includes the Company's investment in the SSLP, which had made first lien senior secured loans to 41 and 36 different borrowers as of June 30, 2013 and December 31, 2012, respectively. The portfolio companies in the SSLP are in industries similar to the companies in the Company's portfolio.

	As of
	June 30, 2013	December 31, 2012
Geographic Region
West	46.8%	49.1%
Midwest	20.5	19.2
Southeast	13.9	14.7
Mid Atlantic	11.4	12.8
Northeast	4.8	2.3
International	2.6	1.9

Total	100.0%	100.0%

        As of June 30, 2013, 1.9% of total investments at amortized cost (or 0.6% of total investments at fair value) were on non-accrual status. As of December 31, 2012, 2.3% of total investments at amortized cost (or 0.6% of total investments at fair value) were on non-accrual status.

  Senior Secured Loan Program

        The Company co-invests in first lien senior secured loans of middle market companies with GE Global Sponsor Finance LLC and General Electric Capital Corporation (together, "GE") through an unconsolidated Delaware limited liability company, the Senior Secured Loan Fund LLC (d/b/a the "Senior Secured Loan Program") or the "SSLP". The SSLP is capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of the Company and GE (with approval from a representative of each required). The Company provides capital to the SSLP in the form of subordinated certificates (the "SSLP Certificates").

        As of June 30, 2013 and December 31, 2012, the SSLP had available capital of $9.0 billion of which approximately $6.9 billion and $6.3 billion in aggregate principal amount, respectively, was funded. As of June 30, 2013 and December 31, 2012, the Company had agreed to make available to the SSLP approximately $1.8 billion of which approximately $1.4 billion and $1.2 billion in aggregate principal amount, respectively, was funded. Investment of any unfunded amount must be approved by the investment committee of the SSLP described above.

        As of June 30, 2013 and December 31, 2012, the SSLP had total assets of $6.9 billion and $6.3 billion, respectively. As of June 30, 2013 and December 31, 2012, GE's investment in the SSLP consisted of senior notes of $5.2 billion and $4.8 billion, respectively, and SSLP Certificates of $202 million and $178 million, respectively. The SSLP Certificates are junior in right of payment to the senior notes held by GE. As of June 30, 2013 and December 31, 2012, the Company and GE owned 87.5% and 12.5%, respectively, of the outstanding SSLP Certificates. The SSLP's portfolio consisted of first lien senior secured loans to 41 and 36 different borrowers as of June 30, 2013 and December 31, 2012, respectively. As of June 30, 2013 and December 31, 2012, the portfolio was comprised of all first lien senior secured loans to U.S. middle-market companies and none of these loans was on non-accrual status. As of June 30, 2013 and December 31, 2012, the largest loan to a single borrower in the SSLP's portfolio in aggregate principal amount was $325.9 million and $330.0 million, respectively, and the five largest loans to borrowers in the SSLP each totaled $1.4 billion. The portfolio companies in the SSLP are in industries similar to the companies in the Company's portfolio.

        The amortized cost and fair value of the SSLP Certificates held by the Company were $1.4 billion and $1.4 billion, respectively, as of June 30, 2013 and $1.2 billion and $1.3 billion, respectively, as of December 31, 2012. The SSLP Certificates pay a weighted average coupon of approximately LIBOR plus 8.0% and also entitle the holders thereof to receive a portion of the excess cash flow from the loan portfolio, which may result in a return to the holders of the SSLP Certificates that is greater than the contractual coupon. The Company's yield on its investment in the SSLP at fair value was 15.2% and 15.4% as of June 30, 2013 and December 31, 2012, respectively. For the three and six months ended June 30, 2013, the Company earned interest income of $53.4 million and $102.0 million, respectively, from its investment in the SSLP Certificates. For the three and six months ended June 30, 2012, the Company earned interest income of $44.5 million and $87.7 million, respectively, from its investment in the SSLP Certificates. The Company is also entitled to certain fees in connection with the SSLP.

        Effective March 30, 2012, Ares Capital Management assumed from the Company the role of co-manager of the SSLP. However, this change did not impact the Company's economics in respect of its participation in the SSLP and Ares Capital Management does not receive any remuneration in respect of its co-manager role.

5.     DEBT

        In accordance with the Investment Company Act, with certain limited exceptions, the Company is only allowed to borrow amounts such that its asset coverage, calculated pursuant to the Investment

Company Act, is at least 200% after such borrowing. As of June 30, 2013 the Company's asset coverage was 270%.

        The Company's outstanding debt as of June 30, 2013 and December 31, 2012 were as follows:

	As of
	June 30, 2013					December 31, 2012
	Total Aggregate Principal Amount Available/ Outstanding(1)		Principal Amount Outstanding	Carrying Value		Total Aggregate Principal Amount Available/ Outstanding(1)	Principal Amount Outstanding	Carrying Value
Revolving Credit Facility	$930,000	(2)	$288,000	$288,000		$900,000	$—	$—
Revolving Funding Facility	620,000	(3)	372,000	372,000		620,000	300,000	300,000
SMBC Funding Facility	400,000		—	—		400,000	—	—
February 2016 Convertible Notes	575,000		575,000	552,415	(4)	575,000	575,000	548,521	(4)
June 2016 Convertible Notes	230,000		230,000	220,249	(4)	230,000	230,000	218,761	(4)
2017 Convertible Notes	162,500		162,500	158,760	(4)	162,500	162,500	158,312	(4)
2018 Convertible Notes	270,000		270,000	263,454	(4)	270,000	270,000	262,829	(4)
February 2022 Notes	143,750		143,750	143,750		143,750	143,750	143,750
October 2022 Notes	182,500		182,500	182,500		182,500	182,500	182,500
2040 Notes	200,000		200,000	200,000		200,000	200,000	200,000
2047 Notes	230,000		230,000	181,312	(5)	230,000	230,000	181,199	(5)

	$3,943,750		$2,653,750	$2,562,440		$3,913,750	$2,293,750	$2,195,872

(1)
Subject to borrowing base and leverage restrictions. Represents the total aggregate amount committed or outstanding, as applicable, under such instrument.

(2)
Provides for a feature that allows the Company, under certain circumstances, to increase the size of the Revolving Credit Facility to a maximum of $1,400,000.

(3)
Provides for a feature that allows the Company and Ares Capital CP, under certain circumstances, to increase the size of the Revolving Funding Facility to a maximum of $865,000.

(4)
Represents the aggregate principal amount outstanding of the Convertible Unsecured Notes (as defined below) less the unaccreted discount initially recorded upon issuance of the Convertible Unsecured Notes. The total unaccreted discount for the February 2016 Convertible Notes, the June 2016 Convertible Notes, the 2017 Convertible Notes and the 2018 Convertible Notes was $22,585, $9,751, $3,740 and $6,546, respectively, as of June 30, 2013. The total unaccreted discount for the February 2016 Convertible Notes, the June 2016 Convertible Notes, the 2017 Convertible Notes and the 2018 Convertible Notes was $26,479, $11,239, $4,188 and $7,171, respectively, as of December 31, 2012.

(5)
Represents the aggregate principal amount outstanding less the unaccreted purchased discount initially recorded as a part of the Allied Acquisition (as defined below). The total unaccreted purchased discount on the 2047 Notes was $48,688 and $48,801 as of June 30, 2013 and December 31, 2012, respectively.

        The weighted average stated interest rate and weighted average maturity, both on aggregate principal amount, of all the Company's outstanding debt as of June 30, 2013 were 5.0% and 8.7 years, respectively, and as of December 31, 2012 were 5.5% and 9.8 years, respectively.

  Revolving Credit Facility

        In December 2005, the Company entered into a senior secured revolving credit facility (as amended and restated, the "Revolving Credit Facility"), which allows the Company to borrow up to $930,000 as of June 30, 2013 at any one time outstanding. See Note 15 for subsequent events relating to the Revolving Credit Facility. The end of the revolving period and the stated maturity date for the Revolving Credit Facility are May 4, 2017 and May 4, 2018, respectively. The Revolving Credit Facility also includes a feature that allows, under certain circumstances, for an increase in the size of the facility to a maximum of $1,400,000. The Revolving Credit Facility generally requires payments of interest at the end of each LIBOR interest period, but no less frequently than quarterly, on LIBOR based loans, and monthly payments of interest on other loans. From the end of the revolving period to the stated maturity date, the Company is required to repay outstanding principal amounts under the Revolving Credit Facility on a monthly basis in an amount equal to 1/12th of the outstanding principal amount at the end of the revolving period.

        Under the Revolving Credit Facility, the Company is required to comply with various covenants, reporting requirements and other customary requirements for similar revolving credit facilities, including, without limitation, covenants related to: (a) limitations on the incurrence of additional indebtedness and liens, (b) limitations on certain investments, (c) limitations on certain restricted payments, (d) maintaining a certain minimum stockholders' equity, (e) maintaining a ratio of total assets (less total liabilities other than indebtedness) to total indebtedness of the Company and its consolidated subsidiaries of not less than 2.0:1.0, (f) limitations on pledging certain unencumbered assets, and (g) limitations on the creation or existence of agreements that prohibit liens on certain properties of the Company and certain of its subsidiaries. These covenants are subject to important limitations and exceptions that are described in the documents governing the Revolving Credit Facility. Borrowings under the Revolving Credit Facility (and the incurrence of certain other permitted debt) are also subject to compliance with a borrowing base that applies different advance rates to different types of assets in the Company's portfolio that are pledged as collateral. As of June 30, 2013, the Company was in compliance in all material respects with the terms of the Revolving Credit Facility.

        As of June 30, 2013 and December 31, 2012, there were $288,000 and no amounts outstanding, respectively, under the Revolving Credit Facility. The Revolving Credit Facility also provides for a sub-limit for the issuance of letters of credit for up to an aggregate amount of $125,000. As of June 30, 2013 and December 31, 2012, the Company had $45,921 and $43,667, respectively, in standby letters of credit issued through the Revolving Credit Facility. The amount available for borrowing under the Revolving Credit Facility is reduced by any standby letters of credit issued. As of June 30, 2013, there was $596,079 available for borrowing (net of standby letters of credit issued) under the Revolving Credit Facility.

        Beginning on May 2, 2013, subject to certain exceptions, the interest rate charged on the Revolving Credit Facility is based on LIBOR plus an applicable spread of 2.00% or a "base rate" (as defined in the agreements governing the Revolving Credit Facility) plus an applicable spread of 1.00%. From May 5, 2012 through May 1, 2013, the interest rate charged on the Revolving Credit Facility was based on LIBOR plus an applicable spread of 2.25% or a "base rate" plus an applicable spread of 1.25%. Prior to and including May 4, 2012, the interest rate charged on the Revolving Credit Facility was based on LIBOR plus an applicable spread of between 2.50% and 4.00% or on a "base rate" plus an applicable spread of between 1.50% and 3.00%, in each case, based on a pricing grid depending upon the Company's credit ratings. As of June 30, 2013, the one, two, three and six month LIBOR was 0.19%, 0.24%, 0.27% and 0.41%, respectively. As of December 31, 2012, the one, two, three and six month LIBOR was 0.21%, 0.25%, 0.31% and 0.51%, respectively. In addition to the stated interest expense on the Revolving Credit Facility, after May 4, 2012, the Company is required to pay a commitment fee of 0.375% per annum on any unused portion of the Revolving Credit Facility. Prior to and including May 4, 2012, the commitment fee was 0.50%. Beginning on May 2, 2013, the Company is also required to pay a letter of credit fee of 2.25% per annum on letters of credit issued. From May 5, 2012 through May 1, 2013, the letter of credit fee was 2.50% and prior to and including May 4, 2012, the letter of credit fee was 3.25%.

        The Revolving Credit Facility is secured by certain assets in the Company's portfolio and excludes investments held by Ares Capital CP under the Revolving Funding Facility and those held by ACJB under the SMBC Funding Facility, each as discussed below, and certain other investments.

        For the three and six months ended June 30, 2013 and 2012, the components of interest and credit facility fees expense, cash paid for interest expense, average interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the Revolving Credit Facility were as follows:

	For the three months ended June 30,		For the six months ended June 30,
	2013	2012	2013	2012
Stated interest expense	$653	$1,021	$653	$1,929
Facility fees	989	1,047	2,079	2,277
Amortization of debt issuance costs	678	1,043	1,483	2,603

Total interest and credit facility fees expense	$2,320	$3,111	$4,215	$6,809

Cash paid for interest expense	$362	$578	$362	$2,081
Average stated interest rate	2.19%	2.73%	1.10%	3.03%
Average outstanding balance	$117,747	$149,451	$59,199	$126,484

  Revolving Funding Facility

        In October 2004, the Company established through its consolidated subsidiary, Ares Capital CP Funding LLC ("Ares Capital CP"), a revolving funding facility (as amended, the "Revolving Funding Facility"), which allows Ares Capital CP to borrow up to $620,000 at any one time outstanding. The Revolving Funding Facility is secured by all of the assets held by, and the membership interest in, Ares Capital CP. The end of the reinvestment period and the stated maturity date for the Revolving Funding Facility are April 18, 2015 and April 18, 2017, respectively. The Revolving Funding Facility also includes a feature that allows, under certain circumstances for an increase in the Revolving Funding Facility to a maximum of $865,000.

        Amounts available to borrow under the Revolving Funding Facility are subject to a borrowing base that applies different advance rates to different types of assets held by Ares Capital CP. Ares Capital CP is also subject to limitations with respect to the loans securing the Revolving Funding Facility, including restrictions on sector concentrations, loan size, payment frequency and status, collateral interests, loans with fixed rates and loans with certain investment ratings, as well as restrictions on portfolio company leverage, which may also affect the borrowing base and therefore amounts available to borrow. The Company and Ares Capital CP are also required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. These covenants are subject to important limitations and exceptions that are described in the agreements governing the Revolving Funding Facility. As of June 30, 2013, the Company and Ares Capital CP were in compliance in all material respects with the terms of the Revolving Funding Facility.

        As of June 30, 2013 and December 31, 2012, there was $372,000 and $300,000 outstanding, respectively, under the Revolving Funding Facility. After a January 25, 2013 amendment to the Revolving Funding Facility, the interest charged on the Revolving Funding Facility was based on applicable spreads ranging from 2.25% to 2.50% over LIBOR and ranging from 1.25% to 1.50% over "base rate" (as defined in the agreements governing the Revolving Funding Facility) in each case, determined monthly based on the composition of the borrowing base relative to outstanding borrowings under the Revolving Funding Facility. From January 18, 2012 through January 25, 2013, the interest rate charged on the Revolving Funding Facility was based on LIBOR plus an applicable spread of 2.50% or on a "base rate" plus an applicable spread of 1.50%. Prior to January 18, 2012, the interest rate charged on the Revolving Funding Facility was based on LIBOR plus an applicable spread of between 2.25% and 3.75% or on a "base rate" plus an applicable spread of between 1.25% to 2.75%, in each case, based on a pricing grid depending upon the Company's credit ratings. As of June 30, 2013 and December 31, 2012, the interest rate in effect was based on one month LIBOR, which was 0.19% and 0.21%, respectively. Ares Capital CP is also required to pay a commitment fee of between 0.50% and 1.75% depending on the size of the unused portion of the Revolving Funding Facility.

        For the three and six months ended June 30, 2013 and 2012, the components of interest and credit facility fees expense, cash paid for interest expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the Revolving Funding Facility were as follows:

	For the three months ended June 30,		For the six months ended June 30,
	2013	2012	2013	2012
Stated interest expense	$1,727	$2,695	$2,201	$5,871
Facility fees	746	168	2,354	235
Amortization of debt issuance costs	504	403	1,006	777

Total interest and credit facility fees expense	$2,977	$3,266	$5,561	$6,883

Cash paid for interest expense	$358	$3,175	$2,503	$6,626
Average stated interest rate	2.45%	2.77%	2.46%	2.79%
Average outstanding balance	$279,396	$389,110	$177,994	$418,132

  SMBC Funding Facility

        In January 2012, the Company established through its consolidated subsidiary, Ares Capital JB Funding LLC ("ACJB"), a revolving funding facility (as amended, the "SMBC Funding Facility") with ACJB, as the borrower, Sumitomo Mitsui Banking Corporation ("SMBC"), as the administrative agent, collateral agent, and lender, which allows ACJB to borrow up to $400,000 at any one time outstanding. The SMBC Funding Facility is secured by all of the assets held by ACJB. The end of the reinvestment period and the stated maturity date for the SMBC Funding Facility are September 14, 2015 and September 14, 2020, respectively. The reinvestment period and the stated maturity date are both subject to two one-year extensions by mutual agreement.

        Amounts available to borrow under the SMBC Funding Facility are subject to a borrowing base that applies an advance rate to assets held by ACJB. The Company and ACJB are also required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. These covenants are subject to important limitations and exceptions that are described in the documents governing the SMBC Funding Facility. As of June 30, 2013, the Company and ACJB were in compliance in all material respects with the terms of the SMBC Funding Facility.

        As of June 30, 2013 and December 31, 2012, there were no amounts outstanding under the SMBC Funding Facility. Subject to certain exceptions, the interest rate charged on the SMBC Funding Facility is based on one month LIBOR plus an applicable spread of 2.125% or a "base rate" (as defined in the agreements governing the SMBC Funding Facility) plus an applicable spread of 1.125%. As of June 30, 2013 and December 31, 2012, one month LIBOR was 0.19% and 0.21%, respectively. ACJB is not required to pay a commitment fee until September 15, 2013, at which time ACJB will be required to pay a commitment fee of 0.50% depending on the size of the unused portion of the SMBC Funding Facility.

        For the three and six months ended June 30, 2013 and 2012, the components of interest and credit facility fees expense, cash paid for interest expense, average interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the SMBC Funding Facility were as follows:

	For the three months ended June 30,		For the six months ended June 30,
	2013	2012	2013	2012
Stated interest expense	$—	$449	$—	$526
Amortization of debt issuance costs	269	155	504	267

Total interest and credit facility fees expense	$269	$604	$504	$793

Cash paid for interest expense	$—	$373	$16	$410
Average stated interest rate	—%	2.36%	—%	2.35%
Average outstanding balance	$—	$76,075	$—	$44,452

  Debt Securitization

        In July 2006, through ARCC Commercial Loan Trust 2006, a vehicle serviced by the Company's consolidated subsidiary, ARCC CLO 2006 LLC ("ARCC CLO"), the Company completed a $400,000 debt securitization (the "Debt Securitization") and issued approximately $314,000 aggregate principal amount of asset backed notes to third parties (the "CLO Notes") that were secured by a pool of middle market loans that were purchased or originated by the Company. In June 2012, the Company repaid in full the $60,049 aggregate principal amount outstanding of the CLO Notes and terminated or discharged the agreements governing the Debt Securitization. In connection with the repayment in full of the CLO Notes ahead of their scheduled maturities, the remaining unamortized debt issuance costs related to the CLO Notes of $2,678 were expensed for the three and six months ended June 30, 2012 and recorded as a "realized loss on extinguishment of debt" in the accompanying consolidated statement of operations.

        The interest charged under the Debt Securitization was based on three month LIBOR and spreads ranged from 0.25% to 0.70% depending on the class of the note.

        For the three and six months ended June 30, 2012, the components of interest and credit facility fees expense, cash paid for interest expense, average interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the Debt Securitization were as follows:

	For the three months ended	For the six months ended
	June 30, 2012	June 30, 2012
Stated interest expense	$120	$321
Amortization of debt issuance costs	89	179

Total interest and credit facility fees expense	$209	$500

Cash paid for interest expense	$149	$347
Average stated interest rate	0.90%	1.00%
Average outstanding balance	$52,791	$64,008

  Unsecured Notes

  Convertible Unsecured Notes

        In January 2011, the Company issued $575,000 aggregate principal amount of unsecured convertible senior notes that mature on February 1, 2016 (the "February 2016 Convertible Notes"),

unless previously converted or repurchased in accordance with their terms. In March 2011, the Company issued $230,000 aggregate principal amount of unsecured convertible senior notes that mature on June 1, 2016 (the "June 2016 Convertible Notes"), unless previously converted or repurchased in accordance with their terms. In March 2012, the Company issued $162,500 aggregate principal amount of unsecured convertible senior notes that mature on March 15, 2017 (the "2017 Convertible Notes"), unless previously converted or repurchased in accordance with their terms. In the fourth quarter of 2012, the Company issued $270,000 aggregate principal amount of unsecured convertible senior notes that mature on January 15, 2018 (the "2018 Convertible Notes" and together with the 2017 Convertible Notes, February 2016 Convertible Notes and the June 2016 Convertible Notes, the "Convertible Unsecured Notes"), unless previously converted or repurchased in accordance with their terms. The Company does not have the right to redeem the Convertible Unsecured Notes prior to maturity. The February 2016 Convertible Notes, the June 2016 Convertible Notes, the 2017 Convertible Notes and the 2018 Convertible Notes bear interest at a rate of 5.750%, 5.125%, 4.875% and 4.750%, respectively, per year, payable semi-annually.

        In certain circumstances, the Convertible Unsecured Notes will be convertible into cash, shares of the Company's common stock or a combination of cash and shares of its common stock, at the Company's election, at their respective conversion rates (listed below as of June 30, 2013) subject to customary anti-dilution adjustments and the requirements of their respective indenture (the "Convertible Unsecured Notes Indentures"). Prior to the close of business on the business day immediately preceding their respective conversion date (listed below), holders may convert their Convertible Unsecured Notes only under certain circumstances set forth in the Convertible Unsecured Notes Indentures. On or after their respective conversion dates until the close of business on the scheduled trading day immediately preceding their respective maturity date, holders may convert their Convertible Unsecured Notes at any time. In addition, if the Company engages in certain corporate events as described in their respective Convertible Unsecured Notes Indenture, holders of the Convertible Unsecured Notes may require the Company to repurchase for cash all or part of the Convertible Unsecured Notes at a repurchase price equal to 100% of the principal amount of the Convertible Unsecured Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

        Certain key terms related to the convertible features for each of the Convertible Unsecured Notes are listed below.

	February 2016 Convertible Notes	June 2016 Convertible Notes	2017 Convertible Notes	2018 Convertible Notes
Conversion premium	17.5%	17.5%	17.5%	17.5%
Closing stock price at issuance	$16.28	$16.20	$16.46	$16.91
Closing stock price date	January 19, 2011	March 22, 2011	March 8, 2012	October 3, 2012
Conversion price as of June 30, 2013(1)	$18.83	$18.74	$19.19	$19.81
Conversion rate as of June 30, 2013 (shares per one thousand dollar principal amount)(1)	53.1133	53.3757	52.1210	50.4731
Conversion dates	August 15, 2015	December 15, 2015	September 15, 2016	July 15, 2017

(1)
Represents conversion rate and conversion price, as applicable, taking into account certain de minimis adjustments that will be made on the conversion date.

        As of June 30, 2013, the principal amounts of each series of the Convertible Unsecured Notes exceeded the value of the underlying shares multiplied by the per share closing price of the Company's common stock.

        The Convertible Unsecured Notes Indentures contain certain covenants, including covenants requiring the Company to comply with Section 18(a)(1)(A) as modified by Section 61(a)(1) of the Investment Company Act and to provide financial information to the holders of the Convertible

Unsecured Notes under certain circumstances. These covenants are subject to important limitations and exceptions that are described in the Convertible Unsecured Notes Indentures. As of June 30, 2013, the Company was in compliance in all material respects with the terms of the Convertible Unsecured Notes Indentures.

        The Convertible Unsecured Notes are accounted for in accordance with Accounting Standards Codification ("ASC") 470-20. Upon conversion of any of the Convertible Unsecured Notes, the Company intends to pay the outstanding principal amount in cash and to the extent that the conversion value exceeds the principal amount, the Company has the option to pay in cash or shares of the Company's common stock (or a combination of cash and shares) in respect of the excess amount, subject to the requirements of the Convertible Unsecured Notes Indentures. The Company has determined that the embedded conversion options in the Convertible Unsecured Notes are not required to be separately accounted for as a derivative under GAAP. In accounting for the Convertible Unsecured Notes, the Company estimated at the time of issuance separate debt and equity components for each of the Convertible Unsecured Notes. An original issue discount equal to the equity components of the Convertible Unsecured Notes was recorded in "capital in excess of par value" in the accompanying consolidated balance sheet. Additionally, the issuance costs associated with the Convertible Unsecured Notes were allocated to the debt and equity components in proportion to the allocation of the proceeds and accounted for as debt issuance costs and equity issuance costs, respectively.

        The debt and equity component percentages, the issuance costs and the equity component amounts for each of the Convertible Unsecured Notes are listed below.

	February 2016 Convertible Notes	June 2016 Convertible Notes	2017 Convertible Notes	2018 Convertible Notes
Debt and equity component percentages, respectively(1)	93% and 7%	93% and 7%	97% and 3%	98% and 2%
Debt issuance costs(1)	$15,778	$ 5,913	$4,813	$5,712
Equity issuance costs(1)	$ 1,188	$ 445	$ 149	$ 116
Equity component, net of issuance costs(2)	$39,062	$15,654	$4,724	$5,243

(1)
At time of issuance.

(2)
At time of issuance and as of June 30, 2013.

        In addition to the original issue discount equal to the equity components of the Convertible Unsecured Notes, the 2018 Convertible Notes were issued at a discount. The Company records interest expense comprised of both stated interest expense as well as accretion of any original issue discount.

        As of June 30, 2013, the components of the carrying value of the Convertible Unsecured Notes, the stated interest rate and the effective interest rate were as follows:

	February 2016 Convertible Notes	June 2016 Convertible Notes	2017 Convertible Notes	2018 Convertible Notes
Principal amount of debt	$575,000	$230,000	$162,500	$270,000
Original issue discount, net of accretion	(22,585)	(9,751)	(3,740)	(6,546)

Carrying value of debt	$552,415	$220,249	$158,760	$263,454

Stated interest rate	5.75%	5.125%	4.875%	4.750%
Effective interest rate(1)	7.1%	6.4%	5.4%	5.2%

(1)
The effective interest rate of the debt component of the Convertible Unsecured Notes is equal to the stated interest rate plus the accretion of original issue discount.

        For the three and six months ended June 30, 2013 and 2012, the components of interest expense and cash paid for interest expense for the Convertible Notes were as follows:

	For the three months ended June 30,		For the six months ended June 30,
	2013	2012	2013	2012
Stated interest expense	$16,399	$13,193	$32,798	$24,780
Amortization of debt issuance costs	1,610	1,334	3,215	2,507
Accretion of original issue discount	3,256	2,740	6,456	5,259

Total interest expense	$21,265	$17,267	$42,469	$32,546

Cash paid for interest expense	$5,894	$5,894	$26,386	$22,425

        See Note 15 for subsequent events regarding an additional issuance of unsecured convertible senior notes.

  February 2022 Notes

        In February 2012, the Company issued $143,750 aggregate principal amount of senior unsecured notes that mature on February 15, 2022 (the "February 2022 Notes"). The February 2022 Notes bear interest at a rate of 7.00% per year, payable quarterly and all principal is due upon maturity. The February 2022 Notes may be redeemed in whole or in part at any time or from time to time at the Company's option on or after February 15, 2015, at a par redemption price of $25.00 per security plus accrued and unpaid interest. Total proceeds from the issuance of the February 2022 Notes, net of underwriting discounts and offering costs, were $138,338.

  October 2022 Notes

        In September 2012 and October 2012, the Company issued $182,500 aggregate principal amount of senior unsecured notes that mature on October 1, 2022 (the "October 2022 Notes"). The October 2022 Notes bear interest at a rate of 5.875% per year, payable quarterly and all principal is due upon maturity. The October 2022 Notes may be redeemed in whole or in part at any time or from time to time at the Company's option on or after October 1, 2015, at a par redemption price of $25.00 per security plus accrued and unpaid interest. Total proceeds from the issuance of the October 2022 Notes, net of underwriting discounts and offering costs, were $176,054.

  2040 Notes

        In October 2010, the Company issued $200,000 aggregate principal amount of senior unsecured notes that mature on October 15, 2040 (the "2040 Notes"). The 2040 Notes bear interest at a rate of 7.75% per year, payable quarterly and all principal is due upon maturity. The 2040 Notes may be redeemed in whole or in part at any time or from time to time at the Company's option on or after October 15, 2015, at a par redemption price of $25.00 per security plus accrued and unpaid interest. Total proceeds from the issuance of the 2040 Notes, net of underwriting discounts and offering costs, were $192,664.

  2047 Notes

        As part of the acquisition of Allied Capital Corporation ("Allied Capital") in April 2010 (the "Allied Acquisition"), the Company assumed $230,000 aggregate principal amount of senior unsecured notes due on April 15, 2047 (the "2047 Notes"). The 2047 Notes bear interest at a rate of 6.875%, payable quarterly and all principal is due upon maturity. The 2047 Notes may be redeemed in whole or in part at any time or from time to time at the Company's option, at a par redemption price of $25.00 per security plus accrued and unpaid interest and upon the occurrence of certain tax events as described in the indenture governing the 2047 Notes. As of June 30, 2013 and December 31, 2012 the outstanding principal was $230,000 and the carrying value was $181,312 and $181,199, respectively. The carrying value represents the principal amount of the 2047 Notes less the unaccreted purchased discount initially recorded as a part of the Allied Acquisition.

        For the three and six months ended June 30, 2013 and 2012, the components of interest expense and cash paid for interest expense for the February 2022 Notes, the October 2022 Notes, the 2040 Notes and the 2047 Notes were as follows:

	For the three months ended June 30,		For the six months ended June 30,
	2013	2012	2013	2012
Stated interest expense	$13,024	$10,316	$26,048	$19,821
Amortization of debt issuance costs	349	193	698	339
Accretion of purchase discount	57	52	113	103

Total interest expense	$13,430	$10,561	$26,859	$20,263

Cash paid for interest expense	$13,024	$10,707	$23,368	$18,535

        The February 2022 Notes, the October 2022 Notes, the 2040 Notes and the 2047 Notes contain certain covenants, including covenants requiring the Company to comply with Section 18(a)(1)(A) as modified by Section 61(a)(1) of the Investment Company Act and to provide financial information to the holders of such notes under certain circumstances. These covenants are subject to important limitations and exceptions set forth in the indentures governing such notes. As of June 30, 2013, the Company was in compliance in all material respects with the terms of the indentures governing the February 2022 Notes, the October 2022 Notes, the 2040 Notes and the 2047 Notes.

        The Convertible Unsecured Notes and the Unsecured Notes are the Company's senior unsecured obligations and rank senior in right of payment to its existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Unsecured Notes and the Unsecured Notes; equal in right of payment to the Company's existing and future unsecured indebtedness that is not expressly subordinated; effectively junior in right of payment to any of its secured indebtedness (including existing unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company's subsidiaries, financing vehicles or similar facilities.

6.     COMMITMENTS AND CONTINGENCIES

        The Company has various commitments to fund investments in its portfolio as described below.

        As of June 30, 2013 and December 31, 2012, the Company had the following commitments to fund various revolving and delayed draw senior secured and subordinated loans, including commitments to fund which are at (or substantially at) the Company's discretion:

	As of
	June 30, 2013	December 31, 2012
Total revolving and delayed draw commitments	$568,891	$441,630
Less: funded commitments	(92,999)	(82,121)

Total unfunded commitments	475,892	359,509
Less: commitments substantially at discretion of the Company	(16,000)	(6,000)
Less: unavailable commitments due to borrowing base or other covenant restrictions	(2,231)	(571)

Total net adjusted unfunded revolving and delayed draw commitments	$457,661	$352,938

        Included within the total revolving and delayed draw commitments as of June 30, 2013 were commitments to issue up to $36,875 in standby letters of credit through a financial intermediary on behalf of certain portfolio companies. As of June 30, 2013, the Company had $16,810 in standby letters of credit issued and outstanding under these commitments on behalf of portfolio companies. In addition to these letters of credit included as a part of the total revolving and delayed draw commitments to portfolio companies, as of June 30, 2013 the Company also had $27,000 of standby letters of credit issued and outstanding on behalf of other portfolio companies. For all these standby letters of credit issued and outstanding, the Company would be required to make payments to third parties if the portfolio companies were to default on their related payment obligations. None of these letters of credit issued and outstanding are recorded as a liability on the Company's balance sheet as such letters of credit are considered in the valuation of the investments in the portfolio company. Of these letters of credit $31,134 expire in 2013 and $12,676 expire in 2014.

        As of June 30, 2013 and December 31, 2012, the Company was party to subscription agreements to fund equity investments in private equity investment partnerships as follows:

	As of
	June 30, 2013	December 31, 2012
Total private equity commitments	$134,738	$131,042
Less: funded private equity commitments	(71,218)	(66,533)

Total unfunded private equity commitments	63,520	64,509
Less: private equity commitments substantially at discretion of the Company	(48,000)	(53,088)

Total net adjusted unfunded private equity commitments	$15,520	$11,421

        In addition, as of each of June 30, 2013 and December 31, 2012, the Company had outstanding guarantees or similar obligations on behalf of certain portfolio companies totaling $800.

        In the ordinary course of business, the Company may sell certain of its investments to third party purchasers. In particular, in connection with the sale of certain controlled portfolio company equity investments (as well as certain other sales) the Company has, and may continue to do so in the future, agreed to indemnify such purchasers for future liabilities arising from the investments and the related sale transaction. Such indemnification provisions may give rise to future liabilities.

        As of June 30, 2013, one of the Company's portfolio companies, Ciena Capital LLC ("Ciena"), had one non-recourse securitization Small Business Administration ("SBA") loan warehouse facility, which has reached its maturity date but remains outstanding. Ciena is working with the providers of the SBA loan warehouse facility with regard to the repayment of that facility. Allied Capital had previously issued a performance guaranty (which the Company succeeded to as a result of the Allied Acquisition) whereby the Company must indemnify the warehouse providers for any damages, losses, liabilities and related costs and expenses that they may incur as a result of Ciena's failure to perform any of its obligations as loan originator, loan seller or loan servicer under the warehouse facility. As of June 30, 2013, there are no known issues or claims with respect to this performance guaranty.

7.     FAIR VALUE OF FINANCIAL INSTRUMENTS

        The Company follows ASC 825-10, which provides companies the option to report selected financial assets and liabilities at fair value. ASC 825-10 also establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect of the company's choice to use fair value on its earnings. ASC 825-10 also requires entities to display the fair value of the selected assets and liabilities on the face of the balance sheet. The Company has not elected the ASC 825-10 option to report selected financial assets and liabilities at fair value. With the exception of the line items entitled "other assets" and "debt," which are reported at amortized cost, all assets and liabilities approximate fair value on the balance sheet. The carrying value of the line items entitled "interest receivable," "receivable for open trades," "payable for open trades," "accounts payable and other liabilities," "management and incentive fees payable" and "interest and facility fees payable" approximate fair value due to their short maturity.

        The Company also follows ASC 820-10, which expands the application of fair value accounting. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC 820-10 requires the Company to assume that the portfolio investment is sold in its principal market to market participants or, in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820-10, the Company has considered its principal market as the market in which the Company exits its portfolio investments with the greatest volume and level of activity. ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below:

  •
  Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

  •
  Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

  •
  Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

        In addition to using the above inputs in investment valuations, the Company continues to employ the net asset valuation policy approved by the Company's board of directors that is consistent with ASC 820-10 (see Note 2). Consistent with the Company's valuation policy, it evaluates the source of inputs, including any markets in which the Company's investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. The Company's valuation policy considers the fact that because there is not a readily available market value for most of the investments in the Company's portfolio, the fair value of the investments must typically be determined using unobservable inputs.

        The Company's portfolio investments (other than as discussed below in the following paragraph) are typically valued using two different valuation techniques. The first valuation technique is an analysis of the enterprise value ("EV") of the portfolio company. Enterprise value means the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The primary method for determining EV uses a multiple analysis whereby appropriate multiples are applied to the portfolio company's EBITDA (net income before net interest expense, income tax expense, depreciation and amortization). EBITDA multiples are typically determined based upon review of market comparable transactions and publicly traded comparable companies, if any. The second method for determining EV uses a discounted cash flow analysis whereby future expected cash flows of the portfolio company are discounted to determine a present value using estimated discount rates (typically a weighted average cost of capital based on costs of debt and equity consistent with current market conditions). The EV analysis is performed to determine the value of equity investments, the value of debt investments in portfolio companies where the Company has control or could gain control through an option or warrant security, and to determine if there is credit impairment for debt investments. If debt investments are credit impaired, an EV analysis may be used to value such debt investments; however, in addition to the methods outlined above, other methods such as a liquidation or wind-down analysis may be utilized to estimate enterprise value. The second valuation technique is a yield analysis, which is typically performed for non-credit impaired debt investments in portfolio companies where the Company does not own a controlling equity position. To determine fair value using a yield analysis, a current price is imputed for the investment based upon an assessment of the expected market yield for a similarly structured investment with a similar level of risk. In the yield analysis, the Company considers the current contractual interest rate, the maturity and other terms of the investment relative to risk of the company and the specific investment. A key determinant of risk, among other things, is the leverage through the investment relative to the enterprise value of the portfolio company. As debt investments held by the Company are substantially illiquid with no active transaction market, the Company depends on primary market data, including newly funded transactions, as well as secondary market data with respect to high yield debt instruments and syndicated loans, as inputs in determining the appropriate market yield, as applicable.

        For other portfolio investments such as investments in collateralized loan obligations and the SSLP Certificates, discounted cash flow analysis is the primary technique utilized to determine fair value. Expected future cash flows associated with the investment are discounted to determine a present value using a discount rate that reflects estimated market return requirements.

        The following tables summarize the significant unobservable inputs the Company used to value the majority of its investments categorized within Level 3 as of June 30, 2013 and December 31, 2012. The tables are not intended to be all-inclusive, but instead capture the significant unobservable inputs relevant to the Company's determination of fair values.

As of June 30, 2013

			Unobservable Input
Asset Category	Fair Value	Valuation Techniques	Unobservable Input	Estimated Range	Weighted Average
Senior term debt	$4,233,675	Yield analysis	Market yield	4.5% - 25.3%	9.1%
Subordinated Certificates of the SSLP	1,436,213	Discounted cash flow analysis	Discount rate	11.0% - 14.0%	12.5%
Senior subordinated debt	296,094	Yield analysis	Market yield	9.0% - 17.5%	13.9%
Preferred equity securities	258,968	EV market multiple analysis	EBITDA multiple	4.5x - 10.5x	7.9	x
Other equity securities and other	590,010	EV market multiple analysis	EBITDA multiple	4.5x - 12.8x	7.6	x

Total	$6,814,960

As of December 31, 2012

			Unobservable Input
Asset Category	Fair Value	Valuation Techniques	Unobservable Input	Estimated Range	Weighted Average
Senior term debt	$3,555,144	Yield analysis	Market yield	5.3% - 21.9%	9.8%
Subordinated Certificates of the SSLP	1,263,644	Discounted cash flow analysis	Discount rate	11.5% - 14.5%	13.5%
Senior subordinated debt	259,820	Yield analysis	Market yield	10.0% - 18.6%	14.9%
Preferred equity securities	250,118	EV market multiple analysis	EBITDA multiple	4.5x - 10.5x	8.1	x
Other equity securities and other	585,931	EV market multiple analysis	EBITDA multiple	4.5x - 12.8x	7.4	x

Total	$5,914,657

        Changes in market yields, discount rates or EBITDA multiples, each in isolation, may change the fair value of certain of the Company's investments. Generally, an increase in market yields or discount rates or decrease in EBITDA multiples may result in a decrease in the fair value of certain of the Company's investments.

        Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company's investments may fluctuate from period to period. Additionally, the fair value of the Company's investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, it could realize significantly less than the value at which the Company has recorded it.

        In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

        The following table presents fair value measurements of cash and cash equivalents and investments as of June 30, 2013:

	Fair Value Measurements Using
	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$100,517	$100,517	$—	$—
Investments	$6,814,960	$—	$—	$6,814,960

        The following table presents fair value measurements of cash and cash equivalents and investments as of December 31, 2012:

	Fair Value Measurements Using
	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$269,043	$269,043	$—	$—
Investments	$5,924,555	$9,898	$—	$5,914,657

        The following table presents changes in investments that use Level 3 inputs as of and for the three and six months ended June 30, 2013:

As of and for the three months ended June 30, 2013
Balance as of March 31, 2013	$6,030,459
Net realized gains	8,648
Net unrealized gains	31,273
Purchases	1,141,500
Sales	(130,445)
Redemptions	(272,351)
Payment-in-kind interest and dividends	4,473
Accretion of discount on securities	1,403
Net transfers in and/or out of Level 3	—

Balance as of June 30, 2013	$6,814,960

As of and for the six months ended June 30, 2013
Balance as of December 31, 2012	$5,914,657
Net realized gains	11,764
Net unrealized gains	9,306
Purchases	1,496,635
Sales	(175,318)
Redemptions	(455,637)
Payment-in-kind interest and dividends	10,583
Accretion of discount on securities	2,970
Net transfers in and/or out of Level 3	—

Balance as of June 30, 2013	$6,814,960

        As of June 30, 2013, the net unrealized appreciation on the investments that use Level 3 inputs was $101,944.

        For the three and six months ended June 30, 2013, the total amount of gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to the Company's Level 3 assets still held as of June 30, 2013 and reported within the net unrealized gains (losses) from investments in the Company's consolidated statement of operations was $35,445 and $12,944, respectively.

        The following table presents changes in investments that use Level 3 inputs as of and for the three and six months ended June 30, 2012:

As of and for the three months ended June 30, 2012
Balance as of March 31, 2012	$5,204,531
Net realized losses	(38,897)
Net unrealized gains	44,606
Purchases	703,812
Sales	(111,543)
Redemptions	(305,739)
Payment-in-kind interest and dividends	4,495
Accretion of discount on securities	3,548
Net transfers in and/or out of Level 3	—

Balance as of June 30, 2012	$5,504,813

As of and for the six months ended June 30, 2012
Balance as of December 31, 2011	$5,094,506
Net realized losses	(46,568)
Net unrealized gains	80,786
Purchases	1,086,383
Sales	(121,803)
Redemptions	(609,546)
Payment-in-kind interest and dividends	13,552
Accretion of discount on securities	7,503
Net transfers in and/or out of Level 3	—

Balance as of June 30, 2012	$5,504,813

        As of June 30, 2012, the net unrealized appreciation on the investments that use Level 3 inputs was $66,629.

        For the three and six months ended June 30, 2012, the total amount of gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to the Company's Level 3 assets still held as of June 30, 2012 and reported within the net unrealized gains (losses) from investments in the Company's consolidated statement of operations was $(3,037) and $13,707, respectively.

        Transfers between levels, if any, are recognized at the beginning of the quarter in which the transfers occur.

        Following are the carrying and fair values of the Company's debt obligations as of June 30, 2013 and December 31, 2012. Fair value is estimated by discounting remaining payments using applicable current market rates, which take into account changes in the Company's marketplace credit ratings, or market quotes, if available.

	As of
	June 30, 2013			December 31, 2012
	Carrying value(1)		Fair value	Carrying value(1)		Fair value
Revolving Credit Facility	$288,000		$288,000	$—		$—
Revolving Funding Facility	372,000		372,000	300,000		303,209
SMBC Funding Facility	—		—	—		—
February 2016 Convertible Notes (principal amount outstanding of $575,000)	552,415	(2)	628,314	548,521	(2)	617,550
June 2016 Convertible Notes (principal amount outstanding of $230,000)	220,249	(2)	246,079	218,761	(2)	243,797
2017 Convertible Notes (principal amount outstanding of $162,500)	158,760	(2)	172,409	158,312	(2)	168,495
2018 Convertible Notes (principal amount outstanding of $270,000)	263,454	(2)	281,437	262,829	(2)	272,813
February 2022 Notes (principal amount outstanding of outstanding of $143,750)	143,750		148,272	143,750		151,549
October 2022 Notes (principal amount outstanding of outstanding of $182,500)	182,500		178,214	182,500		179,361
2040 Notes (principal amount outstanding of $200,000)	200,000		204,808	200,000		208,968
2047 Notes (principal amount outstanding of $230,000)	181,312	(3)	226,570	181,199	(3)	225,558

	$2,562,440	(4)	$2,746,103	$2,195,872	(4)	$2,371,300

(1)
Except for the Convertible Unsecured Notes and the 2047 Notes, all carrying values are the same as the principal amounts outstanding.

(2)
Represents the aggregate principal amount outstanding of the Convertible Unsecured Notes less the unaccreted discount initially recorded upon issuance of each respective series of the Convertible Unsecured Notes.

(3)
Represents the aggregate principal amount outstanding of the 2047 Notes less the unaccreted purchased discount.

(4)
Total principal amount of debt outstanding totaled $2,653,750 and $2,293,750 as of June 30, 2013 and December 31, 2012, respectively.

        The following table presents fair value measurements of the Company's debt obligations as of June 30, 2013 and December 31, 2012:

	As of
Fair Value Measurements Using	June 30, 2013	December 31, 2012
Level 1	$757,864	$765,436
Level 2	1,988,239	1,605,864

Total	$2,746,103	$2,371,300

8.     STOCKHOLDERS' EQUITY

        The following table summarizes the total shares issued and proceeds received in public offerings of the Company's common stock net of underwriting discounts and offering costs for the six months ended June 30, 2013 and 2012:

	Shares issued	Offering price per share		Proceeds net of underwriting and offering costs
April 2013 public offering	19,147	$17.43	(1)	$333,174

Total for the six months ended June 30, 2013	19,147	$17.43		$333,174

January 2012 public offering	16,422	$15.41	(2)	$252,415

Total for the six months ended June 30, 2012	16,422	$15.41		$252,415

(1)
The shares were sold to the underwriters for a price of $17.43 per share, which the underwriters were then permitted to sell at variable prices to the public.

(2)
The shares were sold to the underwriters for a price of $15.41 per share, which the underwriters were then permitted to sell at variable prices to the public.

        The Company used the net proceeds from the above public equity offerings to repay outstanding indebtedness and for general corporate purposes, which included funding investments in accordance with its investment objective.

9.     EARNINGS PER SHARE

        The following information sets forth the computations of basic and diluted net increase in stockholders' equity per share resulting from operations for the three and six months ended June 30, 2013 and 2012:

	For the three months ended		For the six months ended
	June 30, 2013	June 30, 2012	June 30, 2013	June 30, 2012
Net increase in stockholders' equity resulting from operations available to common stockholders:	$133,498	$90,932	$213,840	$196,479
Weighted average shares of common stock outstanding—basic and diluted:	266,174	221,878	257,464	219,461
Basic and diluted net increase in stockholders' equity resulting from operations per share:	$0.50	$0.41	$0.83	$0.90

        For the purpose of calculating diluted earnings per share, the average closing price of the Company's common stock for the three and six months ended June 30, 2013 and 2012, and for the period from the time of issuance of the 2017 Convertible Notes through June 30, 2012 was each less than the conversion price in effect for such period for each applicable series of the Convertible Unsecured Notes and therefore, the underlying shares for the intrinsic value of the embedded options in the Convertible Unsecured Notes had no impact on this calculation.

10.   DIVIDENDS AND DISTRIBUTIONS

        The following table summarizes the Company's dividends declared during the six months ended June 30, 2013 and 2012:

Date Declared	Record Date	Payment Date	Per Share Amount	Total Amount
May 7, 2013	June 14, 2013	June 28, 2013	$0.38	$101,856
February 27, 2013	March 15, 2013	March 29, 2013	$0.38	94,488

Total declared for the six months ended June 30, 2013			$0.76	$196,344

May 8, 2012	June 15, 2012	June 29, 2012	$0.37	$82,094
February 28, 2012	March 15, 2012	March 30, 2012	$0.37	$81,974

Total declared for the six months ended June 30, 2012			$0.74	$164,068

        The Company has a dividend reinvestment plan that was amended effective March 28, 2012, whereby the Company may buy shares of its common stock in the open market or issue new shares in order to satisfy dividend reinvestment requests. Prior to the amendment, if the Company issued new shares to implement the dividend reinvestment plan, the issue price was equal to the closing price of its common stock on the dividend record date. As a result of the amendment, when the Company issues new shares in connection with the dividend reinvestment plan, the issue price is equal to the closing price of its common stock on the dividend payment date. Dividend reinvestment plan activity for the six months ended June 30, 2013 and 2012, was as follows:

	For the six months ended June 30,
	2013	2012
Shares issued	512	599
Average price per share	$17.63	$16.16

11.   RELATED PARTY TRANSACTIONS

        In accordance with the investment advisory and management agreement, the Company bears all costs and expenses of the operation of the Company and reimburses its investment adviser or its affiliates for certain of such costs and expenses incurred in the operation of the Company. For the three and six months ended June 30, 2013, the Company's investment adviser or its affiliates incurred such expenses totaling $962 and $2,177, respectively. For the three and six months ended June 30, 2012, the Company's investment adviser incurred such expenses totaling $954 and $1,863, respectively. As of June 30, 2013, $1,719 was unpaid and such payable is included in "accounts payable and other liabilities" in the accompanying consolidated balance sheet.

        The Company has entered into separate subleases with Ares Management and Ivy Hill Asset Management, L.P. ("IHAM"), a wholly owned portfolio company of the Company, pursuant to which Ares Management and IHAM sublease approximately 15% and 20%, respectively, of the Company's New York office space for a fixed rent equal to 15% and 20%, respectively, of the base annual rent payable by the Company under the Company's lease for this space, plus certain additional costs and expenses. For the three and six months ended June 30, 2013, such amounts payable to the Company totaled $404 and $822, respectively. For the three and six months ended June 30, 2012, amounts payable to the Company under these subleases totaled $407 and $775, respectively.

        In April 2012, the Company entered into an office sublease with Ares Commercial Real Estate Management LLC ("ACREM"), a wholly owned subsidiary of Ares Management and manager of Ares Commercial Real Estate Corporation, pursuant to which the Company was subleasing approximately 12% of ACREM's Chicago office space for a fixed rent equal to 12% of the basic annual rent payable by ACREM under its office lease, plus certain additional costs and expenses. For the three and six months ended June 30, 2013, such amounts incurred under this sublease by the Company and payable to ACREM totaled $13 and $26, respectively. For the three and six months ended June 30, 2012, amounts payable under this sublease by the Company to ACREM totaled $26. The Company's office sublease with ACREM was terminated on June 30, 2013.

        As of June 30, 2013, Ares Investments Holdings LLC, an affiliate of Ares Management, owned approximately 2.9 million shares of the Company's common stock representing approximately 1.1% of the total shares outstanding as of June 30, 2013.

        See Notes 3 and 12 for descriptions of other related party transactions.

12.   IVY HILL ASSET MANAGEMENT, L.P.

        The Company has made investments in its portfolio company, IHAM, which became a SEC registered investment adviser, effective March 30, 2012, and previously made investments in certain vehicles managed by IHAM. As of June 30, 2013, IHAM managed 14 vehicles and served as the sub-manager/sub-servicer for three other vehicles (these vehicles managed or sub-managed/sub-serviced by IHAM are collectively, the "IHAM Vehicles").

        As of June 30, 2013, the Company's total investment in IHAM at fair value was $274,886, including unrealized appreciation of $103,925. As of December 31, 2012, the Company's total investment in IHAM at fair value was $294,258, including unrealized appreciation of $123,297. For the three and six months ended June 30, 2013, the Company received distributions consisting entirely of dividend income from IHAM of $10,044 and $37,407, respectively. The dividend income for the six months ended June 30, 2013 included an additional dividend of $17,363 that was paid in the first quarter of 2013 in addition to the quarterly dividend generally paid by IHAM. IHAM paid the additional dividend out of accumulated earnings that had previously been retained by IHAM. For the three and six months ended June 30, 2012, the Company received distributions consisting entirely of dividend income from IHAM of $4,762 and $9,524, respectively.

        From time to time, IHAM or certain IHAM Vehicles may purchase investments from or sell investments to the Company. For any such purchases or sales by the IHAM Vehicles from or to the Company, the IHAM Vehicles must obtain approval from third parties unaffiliated with the Company or IHAM, as applicable. During the six months ended June 30, 2013, the Company purchased $126,879 of investments from certain of the IHAM Vehicles. During the six months ended June 30, 2013 and 2012, IHAM or certain of the IHAM Vehicles purchased investments from the Company of $34,988 and $36,147, respectively. A net realized gain of $61 was recorded on these transactions for the six months ended June 30, 2013. A net realized loss of $848 was recorded on these transactions for the six months ended June 30, 2012.

        IHAM is party to an administration agreement, referred to herein as the "IHAM administration agreement," with Ares Operations. Pursuant to the IHAM administration agreement, Ares Operations provides IHAM with, among other things, office facilities, equipment, clerical, bookkeeping and record keeping services, services relating to the marketing and sale of interests in vehicles managed by IHAM, services of, and oversight of, custodians, depositories, accountants, attorneys, underwriters and such other persons in any other capacity deemed to be necessary. Under the IHAM administration agreement, IHAM reimburses Ares Operations for all of the actual costs associated with such services, including Ares Operations' allocable portion of overhead and the cost of its officers, employees and respective staff in performing its obligations under the IHAM administration agreement.

13.   FINANCIAL HIGHLIGHTS

        The following is a schedule of financial highlights as of and for the six months ended June 30, 2013 and 2012:

	For the six months ended
Per Share Data:	June 30, 2013	June 30, 2012
Net asset value, beginning of period(1)	$16.04	$15.34
Issuance of common stock	0.10	—
Issuance of the Convertible Unsecured Notes	—	0.02
Net investment income for period(2)	0.75	0.75
Net realized and unrealized gains for period(2)	0.08	0.14

Net increase in stockholders' equity	0.93	0.91
Total distributions to stockholders	(0.76)	(0.74)

Net asset value at end of period(1)	$16.21	$15.51

Per share market value at end of period	$17.20	$15.96
Total return based on market value(3)	2.63%	8.09%
Total return based on net asset value(4)	5.17%	5.83%
Shares outstanding at end of period	268,312	222,151
Ratio/Supplemental Data:
Net assets at end of period	$4,348,045	$3,446,499
Ratio of operating expenses to average net assets(5)(6)	9.74%	10.32%
Ratio of net investment income to average net assets(5)(7)	9.34%	9.73%
Portfolio turnover rate(5)	20%	30%

(1)
The net assets used equals the total stockholders' equity on the consolidated balance sheets.

(2)
Weighted average basic per share data.

(3)
For the six months ended June 30, 2013, the total return based on market value equaled the decrease of the ending market value at June 30, 2013 of $17.20 per share from the ending market value at December 31, 2012 of $17.50 per share plus the declared dividends of $0.76 per share for the six months ended June 30, 2013, divided by the market value at December 31, 2012. For the six months ended June 30, 2012, the total return based on market value equaled the increase of the ending market value at June 30, 2012 of $15.96 per share over the ending market value at December 31, 2011 of $15.45 per share plus the declared dividends of $0.74 per share for the six months ended June 30, 2012, divided by the market value at December 31, 2011. Total return based on market value is not annualized. The Company's shares fluctuate in value. The Company's performance changes over time and currently may be different than that shown. Past performance is no guarantee of future results.

(4)
For the six months ended June 30, 2013, the total return based on net asset value equaled the change in net asset value during the period plus the declared dividends of $0.76 per share for the six months ended June 30, 2013, divided by the beginning net asset value at January 1, 2013. For the six months ended June 30, 2012, the total return based on net asset value equaled the change in net asset value during the period plus the declared dividends of $0.74 per share for the six months ended June 30, 2012, divided by the beginning net asset value. These calculations are adjusted for shares issued in connection with the dividend reinvestment plan and the issuance of common stock in connection with any equity offerings. Total return based on net asset value is not annualized. The Company's performance changes over time and currently may be different than that shown. Past performance is no guarantee of future results.

(5)
The ratios reflect an annualized amount.

(6)
For the six months ended June 30, 2013, the ratio of operating expenses to average net assets consisted of 2.33% of base management fees, 2.59% of incentive fees, 3.87% of the cost of borrowing and 0.95% of other operating expenses. For the six months ended June 30, 2012, the ratio of operating expenses to average net assets consisted of 2.41% of base management fees, 2.90% of incentive fees, 4.00% of the cost of borrowing and 1.01% of other operating expenses. These ratios reflect annualized amounts.

(7)
The ratio of net investment income to average net assets excludes income taxes related to realized gains.

14.   LITIGATION

        The Company is party to certain lawsuits in the normal course of business. In addition, Allied Capital was involved in various legal proceedings that the Company assumed in connection with the Allied Acquisition. Furthermore, third parties may try to seek to impose liability on the Company in connection with the Company's activities or the activities of its portfolio companies. While the outcome of any such legal proceedings cannot at this time be predicted with certainty, the Company does not expect that these legal proceedings will materially affect its business, financial condition or results of operations.

15.   SUBSEQUENT EVENTS

        The Company's management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure in this Form 10-Q or would be required to be recognized in the Consolidated Financial Statements as of and for the six months ended June 30, 2013, except as disclosed below.

        In July 2013, the Company increased total commitments of the Revolving Credit Facility from $930,000 to $955,000.

        In July 2013, the Company issued $300,000 aggregate principal amount of unsecured convertible senior notes that mature on January 15, 2019 (the "2019 Convertible Notes"), unless previously converted or repurchased in accordance with their terms. The Company does not have the right to redeem the 2019 Convertible Notes prior to maturity. The 2019 Convertible Notes bear interest at a rate of 4.375% per year, payable semi-annually commencing on January 15, 2014. In certain circumstances, the 2019 Convertible Notes will be convertible into cash, shares of the Company's common stock or a combination of cash and shares of the Company's common stock, at the Company's election, at an initial conversion rate of 49.6044 shares of common stock per one thousand dollar principal amount of the 2019 Convertible Notes, which was equivalent to an initial conversion price of approximately $20.16 per share of its common stock, subject to customary anti-dilution adjustments. The initial conversion price was approximately 15% above the $17.53 per share closing price of the Company's common stock on July 15, 2013.

PROSPECTUS

$3,000,000,000

Common Stock
Preferred Stock
Debt Securities
Subscription Rights
Warrants
Units

              Ares Capital Corporation is a specialty finance company that is a closed-end, non-diversified management investment company incorporated in Maryland. We have elected to be regulated as a business development company under the Investment Company Act of 1940. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in first and second lien senior secured loans (including "unitranche" loans, which are loans that combine both senior and mezzanine debt, generally in a first lien position) and mezzanine debt, which in some cases includes an equity component. To a lesser extent, we also make preferred and/or common equity investments.

              We are externally managed by our investment adviser, Ares Capital Management LLC, a wholly owned subsidiary of Ares Management LLC, a global alternative asset manager and a Securities and Exchange Commission ("SEC") registered investment adviser with approximately $59 billion of total committed capital under management as of March 31, 2013. Ares Operations LLC, a wholly owned subsidiary of Ares Management LLC, provides certain administrative and other services necessary for us to operate.

              Our common stock is traded on The NASDAQ Global Select Market under the symbol "ARCC." On June 10, 2013 the last reported sales price of our common stock on The NASDAQ Global Select Market was $17.00 per share. The net asset value per share of our common stock at March 31, 2013 (the last date prior to the date of this prospectus on which we determined net asset value) was $15.98.

              Investing in our securities involves risks that are described in the "Risk Factors" section beginning on page 21 of this prospectus, including the risk of leverage.

              We may offer, from time to time, in one or more offerings or series, up to $3,000,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, or units comprised of any combination of the foregoing, which we refer to, collectively, as the "securities." The preferred stock, debt securities, subscription rights and warrants (including as part of a unit) offered hereby may be convertible or exchangeable into shares of our common stock. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus. In the event we offer common stock, the offering price per share of our common stock less any underwriting commissions or discounts will generally not be less than the net asset value per share of our common stock at the time we make the offering. However, we may issue shares of our common stock pursuant to this prospectus at a price per share that is less than our net asset value per share (a) in connection with a rights offering to our existing stockholders, (b) with the prior approval of the majority of our common stockholders or (c) under such circumstances as the SEC may permit. This prospectus and the accompanying prospectus supplement concisely provide important information about us that you should know before investing in our securities. Please read this prospectus and the accompanying prospectus supplement before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information with the SEC. This information is available free of charge by calling us collect at (310) 201-4200 or on our website at www.arescapitalcorp.com. The SEC also maintains a website at www.sec.gov that contains such information.

              Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

              This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The date of this prospectus is June 17, 2013.

              You should rely only on the information contained in this prospectus and the accompanying prospectus supplement. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus and the accompanying prospectus supplement is accurate only as of the date on the front cover of this prospectus and the accompanying prospectus supplement, as applicable. Our business, financial condition, results of operations and prospects may have changed since that date.

i

ABOUT THIS PROSPECTUS

              This prospectus is part of a registration statement that we have filed with the SEC, using the "shelf" registration process. Under the shelf registration process, we may offer, from time to time, in one or more offerings or series, up to $3,000,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, or units comprised of any combination of the foregoing, on terms to be determined at the time of the offering. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and the prospectus supplement together with any exhibits and the additional information described under the headings "Available Information" and "Risk Factors" before you make an investment decision.

ii

PROSPECTUS SUMMARY

              This summary highlights some of the information contained elsewhere in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under "Risk Factors" and the other information included in this prospectus. Except where the context suggests otherwise, the terms "we," "us," "our," "the Company" and "Ares Capital" refer to Ares Capital Corporation and its consolidated subsidiaries; "Ares Capital Management" and "our investment adviser" refer to Ares Capital Management LLC; "Ares Operations" and "our administrator" refer to Ares Operations LLC; and "Ares" and "Ares Management" refer to Ares Management LLC and its affiliated companies (other than portfolio companies of its affiliated funds).

 THE COMPANY

Overview

              Ares Capital, a Maryland corporation, is a specialty finance company that is a closed-end, non-diversified management investment company. We have elected to be regulated as a business development company, or a "BDC," under the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder or the "Investment Company Act." We were founded on April 16, 2004, were initially funded on June 23, 2004 and completed our initial public offering on October 8, 2004. We are one of the largest BDCs with approximately $6.4 billion of total assets as of March 31, 2013.

              We are externally managed by our investment adviser, Ares Capital Management, a wholly owned subsidiary of Ares Management, a global alternative asset manager and an SEC registered investment adviser with approximately $59 billion of total committed capital under management as of March 31, 2013. Our administrator, Ares Operations, a wholly owned subsidiary of Ares Management, provides certain administrative and other services necessary for us to operate.

              Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in U.S. middle-market companies, where we believe the supply of primary capital is limited and the investment opportunities are most attractive. However, we may from time to time invest in larger or smaller (in particular, for investments in early-stage and/or venture capital-backed) companies. We generally use the term "middle-market" to refer to companies with annual EBITDA between $10 million and $250 million. As used herein, EBITDA represents net income before net interest expense, income tax expense, depreciation and amortization.

              We invest primarily in first lien senior secured loans (including unitranche loans), second lien senior secured loans and mezzanine debt, which in some cases includes an equity component. First and second lien senior secured loans generally are senior debt instruments that rank ahead of subordinated debt of a given portfolio company. Mezzanine debt is subordinated to senior loans and is generally unsecured. Our investments in corporate borrowers generally range between $30 million and $400 million each, investments in project finance/power generation projects generally range between $10 million and $200 million each and investments in early-stage and/or venture capital-backed companies generally range between $1 million and $25 million each. However, the investment sizes may be more or less than these ranges and may vary based on, among other things, our capital availability, the composition of our portfolio and general micro- and macro-economic factors.

              To a lesser extent, we also make preferred and/or common equity investments, which have generally been non-control equity investments of less than $20 million (usually in conjunction with a concurrent debt investment). However, we may increase the size or change the nature of these investments.

              The proportion of these types of investments will change over time given our views on, among other things, the economic and credit environment in which we are operating. In connection with our investing activities, we may make commitments with respect to indebtedness or securities of a potential portfolio company substantially in excess of our final investment. In such situations, while we may initially agree to fund up to a certain dollar amount of an investment, we may subsequently syndicate a portion of such amount (including, without limitation, to vehicles managed by our portfolio company, Ivy Hill Asset Management, L.P. ("IHAM")), such that we are left with a smaller investment than what was reflected in our original commitment. In addition to originating investments, we may also acquire investments in the secondary market.

              The first and second lien senior secured loans in which we invest generally have stated terms of three to 10 years and the mezzanine debt investments in which we invest generally have stated terms of up to 10 years, but the expected average life of such first and second lien loans and mezzanine debt is generally between three and seven years. However, we may invest in loans and securities with any maturity or duration. The instruments in which we invest typically are not rated by any rating agency, but we believe that if such instruments were rated, they would be below investment grade (rated lower than "Baa3" by Moody's Investors Service, lower than "BBB-" by Fitch Ratings or lower than "BBB-" by Standard & Poor's Ratings Services), which, under the guidelines established by these entities, is an indication of having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. Bonds that are rated below investment grade are sometimes referred to as "high yield bonds" or "junk bonds." We may invest without limit in debt or other securities of any rating, as well as debt or other securities that have not been rated by any nationally recognized statistical rating organization.

              We believe that our investment adviser, Ares Capital Management, is able to leverage the current investment platform, resources and existing relationships of Ares with financial sponsors, financial institutions, hedge funds and other investment firms to provide us with attractive investment opportunities. In addition to deal flow, the Ares investment platform assists our investment adviser in analyzing, structuring and monitoring investments. Ares has been in existence for more than 15 years and its senior partners have an average of over 23 years experience in leveraged finance, private equity, distressed debt, commercial real estate finance, investment banking and capital markets. The Company has access to Ares' investment professionals and administrative professionals, who provide assistance in accounting, finance, legal, compliance, operations, information technology and investor relations. As of March 31, 2013, Ares had 232 investment professionals and 326 administrative professionals.

              Since our initial public offering on October 8, 2004 through March 31, 2013, our realized gains have exceeded our realized losses by approximately $206 million (excluding the one-time gain on the acquisition of Allied Capital Corporation (the "Allied Acquisition") and gains/losses from the extinguishment of debt and other assets). For this same time period, our exited investments have resulted in an aggregate cash flow realized internal rate of return to us of approximately 13% (based on original cash invested, net of syndications, of approximately $7.0 billion and total proceeds from such exited investments of approximately $8.5 billion). Approximately 72% of these exited investments resulted in an aggregate cash flow realized internal rate of return to us of 10% or greater. Internal rate of return is the discount rate that makes the net present value of all cash flows related to a particular investment equal to zero. Internal rate of return is gross of expenses related to investments as these expenses are not allocable to specific investments. Investments are considered to be exited when the original investment objective has been achieved through the receipt of cash and/or non-cash consideration upon the repayment of a debt investment or sale of an investment or through the determination that no further consideration was collectible and, thus, a loss may have been realized. These internal rates of return results are historical results relating to our past performance and are not necessarily indicative of future results, the achievement of which cannot be assured.

              We and General Electric Capital Corporation and GE Global Sponsor Finance LLC (collectively, "GE") also co-invest through an unconsolidated vehicle, the Senior Secured Loan Fund LLC, which operates using the name "Senior Secured Loan Program" (the "SSLP"). The SSLP was initially formed in December 2007 by Allied Capital Corporation ("Allied Capital") and GE to co-invest in first lien senior secured loans of middle-market companies. In October 2009, we acquired from Allied Capital subordinated certificates issued by the SSLP and management rights in respect thereto. As of March 31, 2013, the SSLP had available capital of $9.0 billion of which approximately $6.2 billion in aggregate principal amount was funded. As of March 31, 2013, we had agreed to make available to the SSLP approximately $1.8 billion, of which approximately $1.3 billion was funded. The SSLP is capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of the Company and GE (with approval from a representative of each required). As of March 31, 2013, our investment in the SSLP was approximately $1.3 billion at fair value (including unrealized appreciation of $24.8 million), which represented approximately 21% of our total portfolio at fair value.

              While our primary focus is to generate current income and capital appreciation through investments in first and second lien senior secured loans and mezzanine debt and, to a lesser extent, equity securities of eligible portfolio companies, we also may invest up to 30% of our portfolio in non-qualifying assets, as permitted by the Investment Company Act. See "Regulation." Specifically, as part of this 30% basket, we may invest in entities that are not considered "eligible portfolio companies" (as defined in the Investment Company Act), including companies located outside of the United States, entities that are operating pursuant to certain exceptions under the Investment Company Act, and publicly traded entities whose public equity market capitalization exceeds the levels provided for under the Investment Company Act.

              In the first quarter of 2011, the staff of the SEC (the "Staff") informally communicated to certain BDCs the Staff's belief that certain entities, which would be classified as an "investment company" under the Investment Company Act but for the exception from the definition of "investment company" set forth in Rule 3a-7 promulgated under the Investment Company Act, could not be treated as "eligible portfolio companies" (as defined in Section 2(a)(46) under the Investment Company Act) (i.e., in a BDC's 70% basket of "qualifying assets"). Subsequently, in August 2011 the SEC issued a concept release (the "Concept Release") which stated that "[a]s a general matter, the Commission presently does not believe that Rule 3a-7 issuers are the type of small, developing and financially troubled businesses in which the U.S. Congress intended BDCs primarily to invest" and requested comment on whether or not a 3a-7 issuer should be considered an "eligible portfolio company." We provided a comment letter in respect of the Concept Release and continue to believe that the language of Section 2(a)(46) of the Investment Company Act permits a BDC to treat as "eligible portfolio companies" entities that rely on the 3a-7 exception. However, given the current uncertainty in this area (including the language in the Concept Release), we have, solely for purposes of calculating the composition of our portfolio pursuant to Section 55(a) of the Investment Company Act, identified such entities, which include the SSLP, as "non-qualifying assets" should the Staff ultimately take an official view that 3a-7 issuers are not "eligible portfolio companies."

              As of March 31, 2013, our portfolio company, IHAM, which became an SEC registered investment adviser effective March 30, 2012, managed 13 vehicles and served as the sub-manager/sub-servicer for three other vehicles (these vehicles managed or sub-managed/sub-serviced by IHAM are collectively referred to as the "IHAM Vehicles"), which are described in more detail under "Business—Investments—Ivy Hill Asset Management, L.P." below. As of March 31, 2013, IHAM had total committed capital under management of approximately $3.3 billion, which included approximately $0.2 billion invested by Ares Capital in IHAM. In connection with IHAM's registration as a registered investment adviser, on March 30, 2012, we received exemptive relief from the SEC allowing us to, subject to certain conditions, own directly or indirectly up to 100% of IHAM's outstanding equity interests and make additional investments in IHAM once IHAM became a registered investment adviser.

Ares Capital Management

              Ares Capital Management, our investment adviser, is served by an origination, investment and portfolio management team of 74 U.S.-based investment professionals as of March 31, 2013 and led by the senior partners of the Ares Management Private Debt Group: Michael Arougheti, Eric Beckman, Kipp deVeer, Mitchell Goldstein and Michael Smith. Ares Capital Management leverages off of Ares' investment platform and benefits from the significant capital markets, trading and research expertise of Ares' investment professionals. Ares Capital Management's investment committee has eight members, including the senior partners of the Ares Management Private Debt Group, senior partners in the Ares Management Private Equity Group and a senior adviser to the Ares Management Capital Markets Group.

MARKET OPPORTUNITY

              We believe that current market conditions present attractive opportunities for us to invest in middle-market companies; specifically:

  •
  We believe that the disruption and volatility in the credit markets over the last several years has reduced capital available to certain specialty finance companies and other capital providers, causing a reduction in competition. These market conditions may continue to create opportunities to achieve attractive risk-adjusted returns.

  •
  We believe that many commercial and investment banks have, in recent years, de-emphasized their service and product offerings to middle-market businesses in favor of lending to large corporate clients and managing capital markets transactions. In addition, these lenders are limited in their ability to underwrite and hold bank loans and high yield securities for middle-market issuers as they seek to meet existing and future regulatory capital requirements. These factors may result in opportunities for alternative funding sources to middle-market companies and therefore more new-issue market opportunities for us.

  •
  We believe that there is a lack of market participants that are willing to not only underwrite but also hold loans. As a result, we believe our ability to minimize syndication risk for a company seeking financing by being able to hold our loans without having to syndicate them is a competitive advantage.

  •
  We believe there is a large pool of un-invested private equity capital for middle-market businesses. We expect private equity firms will seek to leverage their investments by combining equity capital with senior secured loans and mezzanine debt from other sources such as us.

  •
  We believe that the scheduled expirations of reinvestment periods for a significant amount of collateralized loan obligation vehicles may reduce the amount of funding available for larger middle-market businesses over time.

  •
  A significant volume of senior secured debt is expected to come due over the next several years and, accordingly, we believe that the volume of new financing opportunities could remain strong as many companies seek to refinance this indebtedness.

COMPETITIVE ADVANTAGES

              We believe that we have the following competitive advantages over other capital providers to middle-market companies:

The Ares Platform

              As of March 31, 2013, Ares had approximately $59 billion of total committed capital under management in the related asset classes of non-syndicated first and second lien corporate and commercial real estate loans, syndicated corporate and commercial real estate loans, high yield bonds, corporate and commercial real estate mezzanine debt and private equity. We believe Ares' current investment platform provides a competitive advantage in terms of access to origination and marketing activities and diligence for us. In particular, we believe that the Ares platform provides us with an advantage through its deal flow generation and investment evaluation process. Ares' asset management platform also provides additional market information, company knowledge and industry insight that benefit our investment and due diligence process. Ares' professionals maintain extensive financial sponsor and intermediary relationships, which provide valuable insight and access to transactions and information.

Seasoned Management Team

              The investment professionals in the Ares Management Private Debt Group and members of our investment adviser's investment committee also have significant experience investing across market cycles. This experience also provides us with a competitive advantage in identifying, originating, investing in and managing a portfolio of investments in middle-market companies.

Broad Origination Strategy

              We focus on self-originating most of our investments by pursuing a broad array of investment opportunities in middle-market companies across multiple channels. We also leverage off of the extensive relationships of the broader Ares platform, including relationships with the portfolio companies in the IHAM Vehicles, to identify investment opportunities. We believe that this allows for asset selectivity and that there is a significant relationship between proprietary deal origination and credit performance. We believe that our focus on generating proprietary deal flow and lead investing also gives us greater control over capital structure, deal terms, pricing and documentation and enables us to actively manage our portfolio investments. Moreover, by leading the investment process, we are often able to secure controlling positions in credit tranches, thereby providing additional control in investment outcomes. We also have originated substantial proprietary deal flow from middle-market intermediaries, which often allows us to act as the sole or principal source of institutional capital to the borrower.

Scale and Flexible Transaction Structuring

              We believe that being one of the largest BDCs makes us a more desirable and flexible capital provider, especially in competitive markets. We are flexible and have significant experience in structuring investments, including the types of investments and the terms associated with such investments. We believe this approach and experience enables our investment adviser to identify attractive investment opportunities throughout economic cycles and across a company's capital structure so we can make investments consistent with our stated investment objective and preserve principal while seeking appropriate risk adjusted returns. In addition, we have the ability to provide "one stop" financing with the ability to invest capital across the balance sheet and syndicate and hold larger investments than many of our competitors. We believe that the ability to underwrite, syndicate and hold larger investments benefits our stockholders by (a) potentially increasing net income and earnings through syndication, (b) increasing originated deal flow flexibility, (c) broadening market relationships and deal flow, (d) allowing us to optimize our portfolio composition and (e) allowing us to provide capital to a broader spectrum of middle-market companies, which we believe currently have limited access to capital from traditional lending sources. In addition, we believe that the ability to provide capital at every level of the balance sheet provides a strong value proposition to middle-market borrowers and our senior debt capabilities provide superior deal origination and relative value analysis capabilities compared to traditional "mezzanine only" lenders.

Experience with and Focus on Middle-Market Companies

              Ares has historically focused on investments in middle-market companies and we benefit from this experience. In sourcing and analyzing deals, our investment adviser benefits from Ares' extensive network of relationships focused on middle-market companies, including management teams, members of the investment banking community, private equity groups and other investment firms with whom Ares has had long-term relationships. We believe this network enables us to identify well-positioned prospective portfolio company investments. The Ares Management Private Debt Group works closely with Ares' other investment professionals. As of March 31, 2013, Ares oversaw a portfolio of investments in over 1,100 companies across over 30 industries, which provides access to an extensive network of relationships and insights into industry trends and the state of the capital markets.

Disciplined Investment Philosophy

              In making its investment decisions, our investment adviser has adopted Ares' long-standing, consistent, credit-based investment approach that was developed over 23 years ago by its founders. Specifically, our investment adviser's investment philosophy, portfolio construction and portfolio management involve an assessment of the overall macroeconomic environment and financial markets and company-specific research and analysis. Its investment approach emphasizes capital preservation, low volatility and minimization of downside risk. In addition to engaging in extensive due diligence from the perspective of a long-term investor, our investment adviser's approach seeks to reduce risk in investments by focusing on:

  •
  businesses with strong franchises and sustainable competitive advantages;

  •
  industries with positive long-term dynamics;

  •
  businesses and industries with cash flows that are dependable and predictable;

  •
  management teams with demonstrated track records and appropriate economic incentives;

  •
  rates of return commensurate with the perceived risks;

  •
  securities or investments that are structured with appropriate terms and covenants; and

  •
  businesses backed by experienced private equity sponsors.

Extensive Industry Focus

              We seek to concentrate our investing activities in industries with a history of predictable and dependable cash flows and in which the Ares investment professionals have had extensive investment experience. Ares investment professionals have developed long-term relationships with management teams and management consultants in over 30 industries, and have accumulated substantial information and identified potential trends within these industries. In turn, we benefit from these relationships, information and identification of potential trends in making investments.

OPERATING AND REGULATORY STRUCTURE

              Our investment activities are managed by Ares Capital Management, which is wholly owned by Ares, and supervised by our board of directors, a majority of whom are independent of Ares and its affiliates. Ares Capital Management is registered under the Investment Advisers Act of 1940, or the "Advisers Act." Under our Amended and Restated Investment Advisory and Management Agreement with Ares Capital Management, referred to herein as our "investment advisory and management agreement," we have agreed to pay Ares Capital Management an annual base management fee based on our total assets, as defined under the Investment Company Act (other than cash and cash equivalents, but including assets purchased with borrowed funds), and an incentive fee based on our performance. See "Management—Investment Advisory and Management Agreement." Ares Operations provides us with certain administrative and other services necessary for us to operate pursuant to an Amended and Restated Administration Agreement, referred to herein as our "administration agreement." See "Administration Agreement."

              As a BDC, we are required to comply with certain regulatory requirements. For example, we are not generally permitted to invest in any portfolio company in which a fund managed by Ares or any of its downstream affiliates (other than us and our downstream affiliates) currently has an investment. However, we may co-invest on a concurrent basis with funds managed by Ares or any of its downstream affiliates, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures. Certain types of co-investment transactions would only be permitted pursuant to an exemptive order from the SEC, for which we have applied. Any such order will be subject to certain terms and conditions. Further there is no assurance that this application for exemptive relief will be granted by the SEC.

              Also, while we may borrow funds to make investments, our ability to use debt is limited in certain significant aspects. See "Business—Operating and Regulatory Structure" and "Regulation." In particular, BDC's must have at least 200% asset coverage calculated pursuant to the Investment Company Act in order to incur debt or issue preferred stock (which we refer to collectively as "senior securities"), which requires us to finance our investments with at least as much equity as senior securities in the aggregate. Certain of our credit facilities also require that we maintain asset coverage of at least 200%.

              In addition, as a consequence of our being a regulated investment company ("RIC") for U.S. federal income tax purposes, as well as our status as a BDC, our asset growth is dependent on our ability to raise equity capital through the issuance of common stock. RICs generally must distribute substantially all of their earnings to stockholders as dividends in order to preserve their status as a RIC and avoid additional corporate-level income taxes. This requirement, in turn, generally prevents us from using earnings to support our operations including making new investments. See "Certain Material U.S. Federal Income Tax Considerations."

MARKET CONDITIONS

              Beginning in 2007, the global financial markets experienced stress, volatility, instability, illiquidity and disruption. While this volatility and disruption peaked in 2008 to 2009 and appears to have abated somewhat, the availability of capital and access to capital markets has been limited over the last several years. As the global liquidity situation and market conditions evolve, we will continue to monitor and adjust our approach to funding accordingly. Given the instability in the global markets over the past several years and the uncertainty around the strength of the U.S. economic recovery, there can be no assurances that these activities will be successful since such market conditions could worsen again in the future. If they do, we could face materially higher financing costs. Consequently, our operating strategy could be materially and adversely affected. See "Risk Factors—Risks Relating to Our Business—Capital markets have been in a period of disruption and instability for an extended period of time. These market conditions materially and adversely affected debt and equity capital markets in the United States, which had, and may in the future have, a negative impact on our business and operations."

              In connection with the prior depressed market conditions of the general economy, the stocks of BDCs as an industry have in the past traded at near historic lows as a result of concerns over liquidity, credit quality, leverage restrictions and distribution requirements. In some cases, certain BDCs became "forced sellers" of assets, defaulted on their indebtedness, decreased their distributions to stockholders or announced share repurchase programs. Although we believe that we currently have sufficient capital to fund our investments and operations, we cannot assure you that the market pressures we may face in the future will not have a material adverse effect on our business, financial condition and results of operations.

ACQUISITION OPPORTUNITIES

              We believe the volatility in the credit markets over the past several years has increased the likelihood of further consolidation in our industry. To that end, we are evaluating (and expect to continue to evaluate in the future) a number of potential strategic acquisition opportunities, including acquisitions of:

  •
  asset portfolios;

  •
  contracts to manage CLO vehicles and other investment vehicles;

  •
  other private and public finance companies or asset managers; and

  •
  selected secondary market assets.

              We have been in, and from time to time may engage in, discussions with counterparties in respect of various potential strategic acquisition and investment transactions, including potential acquisitions of other finance companies. Some of these transactions could be material to our business and, if consummated, could be difficult to integrate, result in increased leverage or dilution and/or subject us to unexpected liabilities. However, none of these discussions has progressed to the point where the consummation of any such transaction could be deemed to be probable or reasonably certain as of the date of this prospectus. Consummation of any such transaction would be subject to completion of due diligence, finalization of key business and financial terms (including price) and negotiation of final definitive documentation as well as a number of other factors and conditions including, without limitation, the approval of our board of directors, any required third party consents and, in certain cases, the approval of our stockholders. We cannot predict how quickly the terms of any such transaction could be finalized, if at all. Accordingly, there can be no assurance that such transaction would be consummated. In connection with evaluating potential strategic acquisition and investment transactions, we have, and may in the future, incur significant expenses for the evaluation and due diligence investigation of these potential transactions.

LIQUIDITY

              As of March 31, 2013, we had approximately $2.3 billion in aggregate principal amount of total outstanding indebtedness, approximately $2.0 billion aggregate principal amount of which was unsecured indebtedness of Ares Capital and approximately $0.3 billion of which was secured indebtedness of our consolidated subsidiaries.

              As of March 31, 2013, of the approximately $2.3 billion aggregate principal amount of total outstanding indebtedness: (i) no amounts were outstanding under our revolving credit facility (the "Revolving Credit Facility"), (ii) approximately $280.0 million in aggregate principal amount was outstanding under the revolving funding facility of our consolidated subsidiary, Ares Capital CP Funding LLC ("Ares Capital CP") (as amended, the "Revolving Funding Facility"), (iii) no amounts were outstanding under the revolving funding facility of our consolidated subsidiary, Ares Capital JB Funding LLC ("ACJB"), with Sumitomo Mitsui Banking Corporation (the "SMBC Funding Facility" and, together with the Revolving Credit Facility and the Revolving Funding Facility, the "Facilities"), (iv) approximately $575.0 million aggregate principal amount of our convertible senior unsecured notes that mature on February 1, 2016 (the "February 2016 Convertible Notes") were outstanding, (v) approximately $230.0 million aggregate principal amount of our convertible senior unsecured notes that mature on June 1, 2016 (the "June 2016 Convertible Notes") were outstanding, (vi) approximately $162.5 million aggregate principal amount of our convertible senior unsecured notes that mature on March 15, 2017 (the "2017 Convertible Notes") were outstanding, (vii) approximately $270.0 million aggregate principal amount of our convertible senior unsecured notes that mature on January 15, 2018 (the "2018 Convertible Notes" and together with the February 2016 Convertible Notes, the June 2016 Convertible Notes and the 2017 Convertible Notes, the "Convertible Unsecured Notes") were outstanding, (viii) approximately $143.8 million aggregate principal amount of our 7.00% senior notes that mature on February 15, 2022 (the "February 2022 Notes") were outstanding, (ix) approximately $182.5 million aggregate principal amount of our 5.875% senior notes that mature on October 1, 2022 (the "October 2022 Notes") were outstanding, (x) approximately $200.0 million aggregate principal amount of our 7.75% senior notes that mature on October 15, 2040 (the "2040 Notes") were outstanding and (xi) approximately $230.0 million aggregate principal amount of our 6.875% senior notes due on April 15, 2047 (the "2047 Notes" and, together with the February 2022 Notes, the October 2022 Notes and the 2040 Notes, the "Unsecured Notes") were outstanding.

              For more information on the Company's debt, see "Management's Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources" and "Recent Developments."

RECENT DEVELOPMENTS

              In April 2013, we completed a public add-on equity offering (the "April 2013 Offering") pursuant to which we sold 19,147,500 shares of common stock at a price of $17.43 per share to the participating underwriters. Total proceeds from the April 2013 Offering, net of estimated offering expenses payable by us, were approximately $333.2 million.

              In May 2013, we entered into an amendment to the Revolving Credit Facility. The amendment, among other things, (1) extended the end of the revolving period from May 4, 2015 to May 4, 2017, (2) extended the stated maturity date from May 4, 2016 to May 4, 2018, (3) reduced the interest rate charged from LIBOR plus an applicable spread of 2.25% or a "base rate" (as defined in the agreements governing the Revolving Credit Facility) plus an applicable spread of 1.25% to LIBOR plus an applicable spread of 2.00% or a "base rate" plus an applicable spread of 1.00% and (4) increased total commitments to $930 million as well as provided for a feature that allows us, under certain circumstances, to increase the size of the Revolving Credit Facility to a maximum of $1,400 million.

              From April 1, 2013 through May 31, 2013, we made new investment commitments of $994 million, of which $929 million were funded. Of these new commitments, 75% were in first lien senior secured loans, 15% were investments in subordinated certificates of the SSLP, the proceeds of which were applied to co-investments with GE to fund first lien senior secured loans through the SSLP and 10% were in second lien senior secured loans. Of the $994 million of new investment commitments, 92% were floating rate and 8% were fixed rate. The weighted average yield of debt and other income producing securities funded during the period at amortized cost was 9.8%. We may seek to syndicate a portion of these new investment commitments, although there can be no assurance that we will be able to do so.

              From April 1, 2013 through May 31, 2013, we exited $273 million of investment commitments. Of these investment commitments, 68% were second lien senior secured loans, 27% were first lien senior secured loans, 3% were senior subordinated debt and 2% were preferred equity securities. Of the $273 million of exited investment commitments, 68% were fixed rate, 28% were floating rate, 3% were non-interest bearing and 1% were on non-accrual status. The weighted average yield of debt and other income producing securities exited or repaid during the period at amortized cost was 10.4%. On the $273 million of investment commitments exited from April 1, 2013 through May 31, 2013, we recognized total net realized gains of approximately $4 million.

              In addition, as of May 31, 2013, we had an investment backlog and pipeline of approximately $355 million and $500 million, respectively. Investment backlog includes transactions approved by our investment adviser's investment committee and/or for which a formal mandate, letter of intent or a signed commitment have been issued, and therefore we believe are likely to close. Investment pipeline includes transactions where due diligence and analysis are in process, but no formal mandate, letter of intent or signed commitment have been issued. The consummation of any of the investments in this backlog and pipeline depends upon, among other things, one or more of the following: satisfactory completion of our due diligence investigation of the prospective portfolio company, our acceptance of the terms and structure of such investment and the execution and delivery of satisfactory transaction documentation. In addition, we may syndicate a portion of these investments. We cannot assure you that we will make any of these investments or that we will syndicate any portion of these investments.

RISK FACTORS

              Investing in Ares Capital involves risks. The following is a summary of the principal risks that you should carefully consider before investing in our securities. In addition, see "Risk Factors"

beginning on page 21 for a more detailed discussion of the principal risks as well as certain other risks you should carefully consider before deciding to invest in our securities.

  •
  Capital markets have been in a period of disruption and instability for an extended period of time. These market conditions materially and adversely affected debt and equity capital markets in the United States, which had, and may in the future have, a negative impact on our business and operations. Our shares of common stock have traded at a discount from net asset value and may do so again in the future, which could limit our ability to raise additional equity capital. Our ability to grow depends on our ability to raise capital.

  •
  A failure on our part to maintain our status as a BDC would significantly reduce our operating flexibility and a failure to maintain our status as a RIC may subject us to additional corporate-level income taxes.

  •
  We are dependent upon certain key personnel of Ares for our future success and upon their access to other Ares investment professionals.

  •
  We borrow money, which magnifies the potential for gain or loss on amounts invested, subjects us to certain covenants with which we must comply and may increase the risk of investing with us.

  •
  We operate in a highly competitive market for investment opportunities.

  •
  We are exposed to risks associated with changes in interest rates.

  •
  Most of our portfolio investments are not publicly traded and, as a result, the fair value of these investments may not be readily determinable. Additionally, to the extent that we need liquidity and need to sell assets, the lack of liquidity in our investments may adversely affect our business.

  •
  There are significant potential conflicts of interest that could impact our investment returns.

  •
  Declines in market prices and liquidity in the corporate debt markets can result in significant net unrealized depreciation of our portfolio, which in turn would reduce our net asset value.

  •
  Economic recessions or downturns could impair our portfolio companies and harm our operating results.

  •
  Our investments, which are primarily in middle-market companies, may be risky and we could lose all or part of our investment.

  •
  Our portfolio companies may be highly leveraged.

  •
  Our credit ratings may not reflect all risks of an investment in our securities.

OUR CORPORATE INFORMATION

              Our administrative offices are located at 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067, telephone number (310) 201-4200, and our executive offices are located at 245 Park Avenue, 44th Floor, New York, New York 10167, telephone number (212) 750-7300.

OFFERINGS

              We may offer, from time to time, in one or more offerings or series, up to $3,000,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, or units comprised of any combination of the foregoing, on terms to be determined at the time of the offering. We will offer our securities at prices and on terms to be set forth in one or more supplements to this prospectus. The offering price per share of our common stock, less any underwriting commissions or discounts, generally will not be less than the net asset value per share of our common stock at the time of an offering. However, we may issue shares of our common stock pursuant to this prospectus at a price per share that is less than our net asset value per share (a) in connection with a rights offering to our existing stockholders, (b) with the prior approval of the majority of our common stockholders or (c) under such other circumstances as the SEC may permit. Any such issuance of shares of our common stock below net asset value may be dilutive to the net asset value of our common stock. See "Risk Factors—Risks Relating to Offerings Pursuant to this Prospectus."

              At our 2013 annual stockholders meeting, subject to certain determinations required to be made by our board of directors, our stockholders approved our ability to sell or otherwise issue shares of our common stock, not exceeding 25% of our then outstanding common stock, at a price below the then current net asset value per share during a period that began on June 4, 2013 and expires on the earlier of June 4, 2014 and the date of our 2014 annual stockholders meeting.

              We may offer our securities directly to one or more purchasers, including existing stockholders in a rights offering, through agents that we designate from time to time or to or through underwriters or dealers. The prospectus supplement relating to each offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See "Plan of Distribution." We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our securities.

              Set forth below is additional information regarding offerings of our securities:

Use of proceeds	Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our securities for general corporate purposes, which includes, among other things, (a) investing in portfolio companies in accordance with our investment objective and (b) repaying indebtedness. Each supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering. See "Use of Proceeds."
Distributions

We currently intend to distribute dividends or make distributions to our stockholders on a quarterly basis out of assets legally available for distribution. We may also distribute additional dividends or make additional distributions to our stockholders from time to time. Our quarterly and additional dividends or distributions, if any, will be determined by our board of directors. For more information, see "Price Range of Common Stock and Distributions."

Taxation

We have elected to be treated as a RIC for U.S. federal income tax purposes. As a RIC, we generally will not pay U.S. federal corporate-level income taxes on any income and gain that we distribute to our stockholders as dividends on a timely basis. Among other things, in order to maintain our RIC status, we must meet specified source of income and asset diversification requirements and distribute annually generally an amount equal to at least 90% of our investment company taxable income, out of assets legally available for distribution. See "Risk Factors—Risks Relating to Our Business—We may be subject to additional corporate-level income taxes if we fail to maintain our status as a RIC" and "Price Range of Common Stock and Distributions."

Dividend reinvestment plan

We have a dividend reinvestment plan for our stockholders. This is an "opt out" dividend reinvestment plan. As a result, if we declare a cash dividend, then stockholders' dividends will be automatically reinvested in additional shares of our common stock, unless they specifically "opt out" of the dividend reinvestment plan so as to receive cash. Stockholders whose cash dividends are reinvested in additional shares of our common stock will be subject to the same U.S. federal, state and local tax consequences as stockholders who elect to receive their dividends in cash. See "Dividend Reinvestment Plan."

The NASDAQ Global Select Market symbol	"ARCC"
Anti-takeover provisions

Our board of directors is divided into three classes of directors serving staggered three-year terms. This structure is intended to provide us with a greater likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered board of directors also may serve to deter hostile takeovers or proxy contests, as may certain other measures adopted by us. See "Description of Our Capital Stock."

Leverage

We borrow funds to make additional investments. We use this practice, which is known as "leverage," to attempt to increase returns to our common stockholders, but it involves significant risks. See "Risk Factors," "Senior Securities" and "Regulation—Indebtedness and Senior Securities." With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, calculated pursuant to the Investment Company Act, equals at least 200% after such borrowing. The amount of leverage that we employ at any particular time will depend on our investment adviser's and our board of directors' assessments of market and other factors at the time of any proposed borrowing.

Management arrangements

Ares Capital Management serves as our investment adviser. Ares Operations serves as our administrator. For a description of Ares Capital Management, Ares Operations, Ares and our contractual arrangements with these companies, see "Management—Investment Advisory and Management Agreement," and "—Administration Agreement."

Available information

We are required to file periodic reports, proxy statements and other information with the SEC. This information is available free of charge by calling us collect at (310) 201-4200 or on our website at www.arescapitalcorp.com. The information on our website is not deemed incorporated by reference in this prospectus. The SEC also maintains a website at www.sec.gov that contains this information.

FEES AND EXPENSES

              The following table is intended to assist you in understanding the costs and expenses that an investor in our common stock will bear, directly or indirectly, based on the assumptions set forth below. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this table contains a reference to our fees or expenses, we will pay such fees and expenses out of our net assets and, consequently, stockholders will indirectly bear such fees or expenses as investors in Ares Capital.

Stockholder transaction expenses (as a percentage of offering price):
Sales load	—	(1)
Offering expenses	—	(2)
Dividend reinvestment plan expenses	None	(3)

Total stockholder transaction expenses paid	—	(4)

Annual expenses (as a percentage of consolidated net assets attributable to common stock)(5):
Management fees	2.36%	(6)
Incentive fees	2.42%	(7)
Interest payments on borrowed funds	4.00%	(8)
Other expenses	1.35%	(9)
Acquired fund fees and expenses	0.02%	(10)

Total annual expenses	10.15%	(11)

(1)
In the event that the securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load (underwriting discount or commission). Purchases of shares of our common stock on the secondary market are not subject to sales charges but may be subject to brokerage commissions or other charges. The table does not include any sales load that stockholders may have paid in connection with their purchase of shares of our common stock.

(2)
The related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the offering expenses borne by us as a percentage of the offering price.

(3)
The expenses of the dividend reinvestment plan are included in "Other expenses."

(4)
The related prospectus supplement will disclose the offering price and the total stockholder transaction expenses as a percentage of the offering price.

(5)
The "consolidated net assets attributable to common stock" used to calculate the percentages in this table is our average net assets of $4.0 billion for the three months ended March 31, 2013.

(6)
Our management fee is currently 1.5% of our total assets (other than cash and cash equivalents, which includes assets purchased with borrowed amounts). Our management fee has been estimated by multiplying our average total assets (assuming we maintain no cash or cash equivalents) for the three months ended March 31, 2013 by 1.5%. The 2.36% reflected on the table is higher than 1.5% because it is calculated on our average net assets (rather than our average total assets) for the same period. See "Management—Investment Advisory and Management Agreement."

(7)
This item represents our investment adviser's incentive fees estimated by annualizing our incentive fee related to our pre-incentive fee net investment income for the three months ended March 31, 2013 and any expense accrual in accordance with U.S. generally accepted accounting principles ("GAAP") of capital gains incentive fees for the three months ended March 31, 2013, even though no capital gains incentive fee was actually payable under the investment advisory and management agreement as of March 31, 2013.

GAAP requires that the capital gains incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Company Act or the investment advisory and management agreement. This GAAP accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the capital gains incentive fee actually payable under the investment advisory and management agreement (the "Capital Gains Fee") plus the aggregate cumulative unrealized capital appreciation. If such amount is positive at the end of a period, then GAAP requires us to record a capital gains incentive fee equal to 20% of such cumulative amount, less the aggregate amount of actual Capital Gains Fees paid or capital gains incentive fees accrued under GAAP in all prior periods. The resulting accrual for any capital gains incentive fee under GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reversal of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual. There can be no assurance that such unrealized capital appreciation will be realized in the future or that the amount accrued for will ultimately be paid.

For purposes of this table, we have assumed that these fees will be payable (in the case of the capital gains incentive fee) and that they will remain constant, although they are based on Ares Capital's performance and will not be paid unless Ares Capital achieves certain goals. We expect to invest or otherwise utilize all of the net proceeds from securities registered under the registration statement of which this prospectus is a part pursuant to a particular prospectus supplement within three months of the date of the offering pursuant to such prospectus supplement and may have capital gains and interest income that could result in the payment of an incentive fee to our investment adviser in the first year after completion of offerings pursuant to this prospectus. Since our initial public offering through March 31, 2013, the average quarterly incentive fee accrued (including capital gains incentive fees accrued under GAAP even though they may not be payable) has been approximately 0.77% of our weighted average net assets (3.10% on an annualized basis). For more detailed information on the calculation of our incentive fees, please see below. For more detailed information about incentive fees previously incurred by us, please see Note 3 to our consolidated financial statements for the year ended December 31, 2012 and the three months ended March 31, 2013.

The incentive fee consists of two parts:

The first, payable quarterly in arrears, equals 20% of our pre-incentive fee net investment income (including interest that is accrued but not yet received in cash), subject to a 1.75% quarterly (7.0% annualized) hurdle rate and a "catch-up" provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our investment adviser receives no incentive fee until our net investment income equals the hurdle rate of 1.75% but then receives, as a "catch-up," 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.1875% in any calendar quarter, our investment adviser will receive 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply.

The second part, the Capital Gains Fee, payable annually in arrears, equals 20% of our realized capital gains on a cumulative basis from inception through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid Capital Gains Fees.

We will defer cash payment of any incentive fee otherwise earned by our investment adviser if, during the most recent four full calendar quarter period ending on or prior to the date such payment is to be made, the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) is less than 7.0% of our net assets (defined as total assets less indebtedness) at the beginning of such period.

These calculations will be adjusted for any share issuances or repurchases.

See "Management—Investment Advisory and Management Agreement."

(8)
"Interest payments on borrowed funds" represents our interest expenses estimated by annualizing our actual interest and credit facility expenses incurred for the three months ended March 31, 2013. During the three months ended March 31, 2013, our average outstanding borrowings were approximately $2,069.2 million and cash paid for interest expense was $33.0 million. We had outstanding borrowings of approximately $2,273.8 million (with a carrying value of approximately $2,179.1 million) at March 31, 2013. This item is based on our assumption that our borrowings and interest costs after an offering will remain similar to those prior to such offering. The amount of leverage that we employ at any particular time will depend on, among other things, our board of directors' and our investment adviser's assessment of market and other factors at the time of any proposed borrowing. See "Risk Factors—Risks Relating to Our Business—We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing with us."

(9)
Includes our overhead expenses, including payments under our administration agreement, based on our allocable portion of overhead and other expenses incurred by Ares Operations in performing its obligations under the administration agreement, and income taxes. Such expenses are estimated by annualizing "Other expenses" for the three months ended March 31, 2013. The holders of shares of our common stock (and not the holders of our debt securities or preferred stock, if any) indirectly bear the cost associated with our annual expenses. See "Management—Administration Agreement."

(10)
The Company's stockholders indirectly bear the expenses of underlying funds or other investment vehicles that would be investment companies under section 3(a) of the Investment Company Act but for the exceptions to that definition provided for in sections 3(c)(1) and 3(c)(7) of the Investment Company Act ("Acquired Funds") in which the Company invests. This amount includes the estimated annual fees and expenses of Acquired Funds in which the Company is invested as of March 31, 2013. Certain of these Acquired Funds are subject to management fees, which generally range from 1% to 2.5% of total net assets, or incentive fees, which generally range between 15% to 25% of net profits. When applicable, fees and expenses estimates are based on historic fees and expenses for the Acquired Funds. For those Acquired Funds with little or no operating history, fees and expenses are estimates based on expected fees and expenses stated in the Acquired Funds' offering memorandum, private placement memorandum or other similar communication without giving effect to any performance. Future fees and expenses for these Acquired Funds may be substantially higher or lower because certain fees and expenses are based on the performance of the Acquired Funds, which may fluctuate over time.

(11)
"Total annual expenses" as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage and increase our total assets. The SEC requires that the "Total annual expenses" percentage be calculated as a percentage of net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period), rather than the total assets, including assets that have been funded with borrowed monies.

  Example

                The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that we would have no additional leverage, that none of our assets are cash or cash equivalents, and that our annual operating expenses would remain at the levels set forth in the table above. The incentive fee under the investment advisory and management agreement, which, assuming a 5% annual return, would either not be payable or have an insignificant impact on the expense amounts shown below, is not included in the example, except as specifically set forth below. Transaction expenses are not included in the following example. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 common stock investment, assuming a 5% annual return(1)	$79	$231	$374	$696
You would pay the following expenses on a $1,000 common stock investment, assuming a 5% annual return(2)	$89	$259	$418	$769

(1)
Assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation.

(2)
Assumes no unrealized capital depreciation and 5% annual return resulting entirely from net realized capital gains (and therefore subject to the capital gains incentive fee). However, cash payment of the capital gains incentive fee would be deferred if, during the most recent four full calendar quarter period ending on or prior to the date the payment set forth in the example is to be made, the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) was less than 7.0% of our net assets (defined as total assets less indebtedness) at the beginning of such period (as adjusted for any share issuances or repurchases).

              The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, if our board of directors authorizes and we declare a cash dividend, participants in our dividend reinvestment plan who have not otherwise elected to receive cash will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See "Dividend Reinvestment Plan" for additional information regarding our dividend reinvestment plan.

              This example and the expenses in the table above should not be considered a representation of our future expenses as actual expenses (including the cost of debt, if any, and other expenses) that we may incur in the future and such actual expenses may be greater or less than those shown.

SELECTED CONDENSED CONSOLIDATED FINANCIAL DATA OF ARES CAPITAL

              The following selected financial and other data as of and for the years ended December 31, 2012, 2011, 2010, 2009 and 2008 are derived from our consolidated financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm whose report thereon is included elsewhere in this prospectus. The selected financial and other data for the three months ended March 31, 2013 and other quarterly financial information is derived from our unaudited financial statements, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim periods. Interim results as of and for the three months ended March 31, 2013 are not necessarily indicative of the results that may be expected for the year ending December 31, 2013. The data should be read in conjunction with our consolidated financial statements and notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Senior Securities," which are included elsewhere in this prospectus or the accompanying prospectus supplement.

 ARES CAPITAL CORPORATION AND SUBSIDIARIES
SELECTED FINANCIAL DATA
As of and For the Three Months Ended March 31, 2013 and
As of and For the Years Ended December 31, 2012, 2011, 2010, 2009 and 2008
(dollar amounts in millions, except per share data and as otherwise indicated)

	As of and For the Three Months Ended March 31, 2013	As of and For the Year Ended December 31, 2012	As of and For the Year Ended December 31, 2011	As of and For the Year Ended December 31, 2010	As of and For the Year Ended December 31, 2009	As of and For the Year Ended December 31, 2008
Total Investment Income	$195.1	$748.0	$634.5	$483.4	$245.3	$240.4
Total Expenses	92.2	387.9	344.6	262.2	111.3	113.2

Net Investment Income Before Income Taxes	102.9	360.1	289.9	221.2	134.0	127.2
Income Tax Expense, Including Excise Tax	3.8	11.2	7.5	5.4	0.6	0.2

Net Investment Income	99.1	348.9	282.4	215.8	133.4	127.0

Net Realized and Unrealized Gains (Losses) on Investments, Foreign Currencies, Extinguishment of Debt and Other Assets	(18.8)	159.3	37.1	280.1	69.3	(266.5)
Gain on the Allied Acquisition(1)	—	—	—	195.9	—	—

Net Increase (Decrease) in Stockholders' Equity Resulting from Operations	$80.3	$508.2	$319.5	$691.8	$202.7	$(139.5)

Per Share Data:
Net Increase (Decrease) in Stockholder's Equity Resulting from Operations:
Basic(2)	$0.32	$2.21	$1.56	$3.91	$1.99	$(1.56)
Diluted(2)	$0.32	$2.21	$1.56	$3.91	$1.99	$(1.56)
Cash Dividend Declared	$0.38	$1.60	$1.41	$1.40	$1.47	$1.68
Net Asset Value	$15.98	$16.04	$15.34	$14.92	$11.44	$11.27
Total Assets	$6,353.1	$6,401.2	$5,387.4	$4,562.5	$2,313.5	$2,091.3
Total Debt (Carrying Value)	$2,179.1	$2,195.9	$2,073.6	$1,378.5	$969.5	$908.8
Total Debt (Principal Amount)	$2,273.8	$2,293.8	$2,170.5	$1,435.1	$969.5	$908.8
Total Stockholders' Equity	$3,978.6	$3,988.3	$3,147.3	$3,050.5	$1,257.9	$1,094.9
Other Data:
Number of Portfolio Companies at Period End(3)	156	152	141	170	95	91
Principal Amount of Investments Purchased	$355.1	$3,161.6	$3,239.0	$1,583.9	$575.0	$925.9
Principal Amount of Investments Acquired as part of the Allied Acquisition	$—	$—	$—	$1,833.8	$—	$—
Principal Amount of Investments Sold and Repayments	$225.7	$2,482.9	$2,468.2	$1,555.9	$515.2	$485.3
Weighted Average Yield of Debt and Other Income Producing Securities at Fair Value(4):	11.0%	11.3%	12.0%	12.9%	12.7%	12.8%
Weighted Average Yield of Debt and Other Income Producing Securities at Amortized Cost(4):	11.1%	11.4%	12.1%	13.2%	12.1%	11.7%
Total Return Based on Market Value(5)	5.6%	23.6%	2.3%	43.6%	119.9%	(45.3)%
Total Return Based on Net Asset Value(6)	2.0%	14.3%	10.5%	31.6%	17.8%	(11.2)%

(1)
See Note 17 to our consolidated financial statements for the year ended December 31, 2012 for more information on the Allied Acquisition.

(2)
In accordance with Accounting Standards Codification ("ASC") 260-10, the weighted average shares of common stock outstanding used in computing basic and diluted earnings per common share have been adjusted retroactively by a factor of 1.02% to recognize the bonus element associated with rights to acquire shares of common stock that we issued to stockholders of record as of March 24, 2008 in connection with a rights offering.

(3)
Includes commitments to portfolio companies for which funding had yet to occur.

(4)
Weighted average yield of debt and other income producing securities at fair value is computed as (a) the annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount earned on accruing debt and income producing securities, divided by (b) total debt and income producing securities at fair value. Weighted average yield of debt and other income producing securities at amortized cost is computed as (a) annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount earned on accruing debt and income producing securities, divided by (b) total debt and income producing securities at amortized cost.

(5)
Total return based on market value for the three months ended March 31, 2013 equalled the increase of the ending market value at March 31, 2013 of $18.10 per share from the ending market value at December 31, 2012 of $17.50 per share plus the declared dividends of $0.38 per share for the three months ended March 31, 2013, divided by the market value at December 31, 2012. Total return based on market value for the year ended December 31, 2012 equalled the increase of the ending market value at December 31, 2012 of $17.50 per share from the ending market value at December 31, 2011 of $15.45 per share plus the declared dividends of $1.60 per share for the year ended December 31, 2012. Total return based on market value for the year ended December 31, 2011 equalled the decrease of the ending market value at December 30, 2011 of $15.45 per share from the ending market value at December 31, 2010 of $16.48 per share plus the declared dividends of $1.41 per share for the year ended December 31, 2011. Total return based on market value for the year ended December 31, 2010 equalled the increase of the ending market value at December 31, 2010 of $16.48 per share over the ending market value at December 31, 2009 of $12.45 per share plus the declared dividends of $1.40 per share for the year ended December 31, 2010. Total return based on market value for the year ended December 31, 2009 equalled the increase of the ending market value at December 31, 2009 of $12.45 per share over the ending market value at December 31, 2008 of $6.33 per share plus the declared dividends of $1.47 per share for the year ended December 31, 2009. Total return based on market value for the year ended December 31, 2008 equalled the decrease of the ending market value at December 31, 2008 of $6.33 per share from the ending market value at December 31, 2007 of $14.63 per share plus the declared dividends of $1.68 per share for the year ended December 31, 2008. Total return based on market value is not annualized. Our shares fluctuate in value. Our performance changes over time and currently may be different than that shown. Past performance is no guarantee of future results.

(6)
Total return based on net asset value for the three months ended March 31, 2013 equalled the change in net asset value during the period plus the declared dividends of $0.38 per share for the three months ended March 31, 2013, divided by the beginning net asset value. Total return based on net asset value for the year ended December 31, 2012 equalled the change in net asset value during the period (adjusted for share issuances) plus the declared dividends of $1.60 per share for the year ended December 31, 2012, divided by the beginning net asset value. Total return based on net asset value for the year ended December 31, 2011 equalled the change in net asset value during the period (adjusted for share issuances) plus the declared dividends of $1.41 per share for the year ended December 31, 2011, divided by the beginning net asset value. Total return based on net asset value for the year ended December 31, 2010 equalled the change in net asset value during the period (adjusted for share issuances) plus the declared dividends of $1.40 per share for the year ended December 31, 2010, divided by the beginning net asset value. Total return based on net asset value for the year ended December 31, 2009 equalled the change in net asset value during the period (adjusted for share issuances) plus the declared dividends of $1.47 per share for the year ended December 31, 2009, divided by the beginning net asset value. Total return based on net asset value for the year ended December 31, 2008 equalled the change in net asset value during the period (adjusted for share issuances) plus the declared dividends of $1.68 per share for the year ended December 31, 2008, divided by the beginning net asset value. Total return based on net asset value is not annualized. Our performance changes over time and currently may be different than that shown. Past performance is no guarantee of future results.

SELECTED QUARTERLY DATA (Unaudited)
(dollar amounts in thousands, except per share data)

	2013
	Q4	Q3	Q2	Q1
Total investment income	—	—	—	$195,055
Net investment income before net realized and unrealized losses and incentive compensation	—	—	—	$119,182
Incentive compensation	—	—	—	$20,085
Net investment income before net realized and unrealized losses	—	—	—	$99,097
Net realized and unrealized losses	—	—	—	$(18,755)
Net increase in stockholders' equity resulting from operations	—	—	—	$80,342
Basic and diluted earnings per common share	—	—	—	$0.32
Net asset value per share as of the end of the quarter	—	—	—	$15.98

	2012
	Q4	Q3	Q2	Q1
Total investment income	$212,160	$190,572	$177,555	$167,738
Net investment income before net realized and unrealized gains and incentive compensation	$138,249	$123,599	$110,634	$103,424
Incentive compensation	$43,787	$34,139	$22,733	$26,386
Net investment income before net realized and unrealized gains	$94,462	$89,460	$87,901	$77,038
Net realized and unrealized gains	$80,682	$47,095	$3,031	$28,509
Net increase in stockholders' equity resulting from operations	$175,144	$136,555	$90,932	$105,547
Basic and diluted earnings per common share	$0.71	$0.59	$0.41	$0.49
Net asset value per share as of the end of the quarter	$16.04	$15.74	$15.51	$15.47

	2011
	Q4	Q3	Q2	Q1
Total investment income	$187,123	$167,365	$144,307	$135,691
Net investment income before net realized and unrealized gains (losses) and incentive compensation	$121,990	$108,517	$85,509	$78,764
Incentive compensation	$29,531	$10,159	$41,746	$30,941
Net investment income before net realized and unrealized gains (losses)	$92,459	$98,358	$43,763	$47,823
Net realized and unrealized gains (losses)	$25,666	$(57,719)	$(6,840)	$75,943
Net increase in stockholders' equity resulting from operations	$118,125	$40,639	$36,923	$123,766
Basic and diluted earnings per common share	$0.58	$0.20	$0.18	$0.61
Net asset value per share as of the end of the quarter	$15.34	$15.13	$15.28	$15.45

RISK FACTORS

              You should carefully consider the risk factors described below, together with all of the other information included in this prospectus and the accompanying prospectus supplement, including our consolidated financial statements and the related notes thereto, before you decide whether to make an investment in our securities. The risks set out below are not the only risks we face. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may materially adversely affect our business, financial condition and/or operating results. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, the net asset value of our common stock and the trading price of our securities could decline, and you may lose all or part of your investment.

RISKS RELATING TO OUR BUSINESS

Capital markets have been in a period of disruption and instability for an extended period of time. These market conditions materially and adversely affected debt and equity capital markets in the United States, which had, and may in the future have, a negative impact on our business and operations.

              The global capital markets have been in an extended period of instability as evidenced by periodic disruptions in liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of major financial institutions. Despite actions of the U.S. federal government and foreign governments, these events contributed to worsening general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. While recent market conditions have improved, there have been continuing periods of volatility and there can be no assurance that adverse market conditions will not repeat themselves or worsen in the future.

              Equity capital may be difficult to raise during periods of adverse or volatile market conditions because, subject to some limited exceptions, as a BDC, we are generally not able to issue additional shares of our common stock at a price less than net asset value without first obtaining approval for such issuance from our stockholders and our independent directors. We generally seek approval from our stockholders so that we have the flexibility to sell or otherwise issue shares of our common stock at a price below net asset value. Pursuant to approval granted at our 2013 annual stockholders meeting, we currently are permitted to sell or otherwise issue shares of our common stock at a price below net asset value, subject to certain limitations and determinations that must be made by our board of directors. Such stockholder approval expires the earlier of June 4, 2014 and the date of our 2014 annual stockholders meeting.

              In addition, we are limited in our options to raise capital because our ability to incur indebtedness (including by issuing preferred stock) is limited by applicable regulations such that our asset coverage, as calculated pursuant to the Investment Company Act, must equal at least 200% immediately after each time we incur indebtedness. Moreover, the re-appearance of market conditions similar to those experienced from 2007 through 2009 for any substantial length of time could make it difficult to extend the maturity of or refinance our existing indebtedness under similar terms and any failure to do so could have a material adverse effect on our business. The debt capital that will be available to us in the future, if at all, may be at a higher cost and on less favorable terms and conditions than what we currently experience.

              Given the extreme volatility and dislocation in the capital markets over the past several years, many BDCs have faced, and may in the future face, a challenging environment in which to raise or access capital. At times, during significant changes in the capital markets, the pace of our investment activity may slow because of the resulting adverse effect on our ability to raise capital. In addition, significant changes in the capital markets, including the extreme volatility and disruption over the past several years, has had, and may in the future have, a negative effect on the valuations of our investments and on the potential for liquidity events involving our investments. While most of our investments are not publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity). As a result, volatility in the capital markets can adversely affect our investment valuations. Further, the illiquidity of our investments may make it difficult for us to sell such investments to access capital if required. As a result, we could realize significantly less than the value at which we have recorded our investments if we were required to sell them for liquidity purposes. An inability to raise or access capital could have a material adverse impact on our business, financial condition or results of operations.

A failure on our part to maintain our status as a BDC would significantly reduce our operating flexibility.

              If we fail to maintain our status as a BDC, we might be regulated as a closed-end investment company that is required to register under the Investment Company Act, which would subject us to additional regulatory restrictions and significantly decrease our operating flexibility. In addition, any such failure could cause an event of default under our outstanding indebtedness, which could have a material adverse effect on our business, financial condition or results of operations.

We are dependent upon certain key personnel of Ares for our future success and upon their access to other Ares investment professionals.

              We depend on the diligence, skill and network of business contacts of certain key personnel of the Ares Management Private Debt Group. We also depend, to a significant extent, on access to the investment professionals of other groups within Ares and the information and deal flow generated by Ares' investment professionals in the course of their investment and portfolio management activities. Our future success depends on the continued service of the key personnel of the Ares Management Private Debt Group. The departure of any of these individuals, or of a significant number of the investment professionals or partners of Ares, could have a material adverse effect on our business, financial condition or results of operations. In addition, we cannot assure you that Ares Capital Management will remain our investment adviser or that we will continue to have access to Ares' investment professionals or its information and deal flow. Further, there can be no assurance that Ares Capital will replicate Ares' historical success, and we caution you that our investment returns could be substantially lower than the returns achieved by other Ares managed funds.

Our financial condition and results of operations depend on our ability to manage future growth effectively.

              Our ability to achieve our investment objective depends on our ability to acquire suitable investments and monitor and administer those investments, which depends, in turn, on our investment adviser's ability to identify, invest in and monitor companies that meet our investment criteria.

              Accomplishing this result on a cost-effective basis is largely a function of the structuring of our investment process and the ability of our investment adviser to provide competent, attentive and efficient services to us. Our executive officers and the members of our investment adviser's investment committee have substantial responsibilities in connection with their roles at Ares and with the other Ares funds, as well as responsibilities under the investment advisory and management agreement. They may also be called upon to provide significant managerial assistance to certain of our portfolio companies. These demands on their time, which will increase as the number of investments grow, may distract them or slow the rate of investment. In order to grow, Ares will need to hire, train, supervise, manage and retain new employees. However, we cannot assure you that we will be able to do so effectively. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

              In addition, as we grow, we may open up new offices in new geographic regions that may increase our direct operating expenses without corresponding revenue growth.

Our ability to grow depends on our ability to raise capital.

              We will need to periodically access the capital markets to raise cash to fund new investments in excess of our repayments. We have elected to be treated as a RIC and operate in a manner so as to qualify for the U.S. federal income tax treatment applicable to RICs. Among other things, in order to maintain our RIC status, we must distribute to our stockholders on a timely basis generally an amount equal to at least 90% of our investment company taxable income, and, as a result, such distributions will not be available to fund investment originations. We must continue to borrow from financial institutions and issue additional securities to fund our growth. Unfavorable economic or capital market conditions may increase our funding costs, limit our access to the capital markets or could result in a decision by lenders not to extend credit to us. An inability to successfully access the capital markets could limit our ability to grow our business and fully execute our business strategy and could decrease our earnings, if any.

              In addition, with certain limited exceptions, we are only allowed to borrow amounts or issue debt securities or preferred stock, which we refer to collectively as "senior securities," such that our asset coverage, as calculated pursuant to the Investment Company Act, equals at least 200% immediately after such borrowing, which, in certain circumstances, may restrict our ability to borrow or issue debt securities or preferred stock. The amount of leverage that we employ will depend on our investment adviser's and our board of directors' assessments of market and other factors at the time of any proposed borrowing or issuance of senior securities. We cannot assure you that we will be able to maintain our current Facilities, obtain other lines of credit or issue senior securities at all or on terms acceptable to us.

Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.

              We may issue senior securities or borrow money from banks or other financial institutions, up to the maximum amount permitted by the Investment Company Act. Under the provisions of the Investment Company Act, we are permitted, as a BDC, to incur indebtedness or issue senior securities only in amounts such that our asset coverage, as calculated pursuant to the Investment Company Act, equals at least 200% after each such incurrence or issuance. If the value of our assets declines, we may be unable to satisfy this test, which may prohibit us from paying dividends and could prevent us from maintaining our status as a RIC or may prohibit us from repurchasing shares of our common stock. In addition, our inability to satisfy this test could cause an event of default under our existing indebtedness. If we cannot satisfy this test, we may be required to sell a portion of our investments at a time when such sales may be disadvantageous and, depending on the nature of our leverage, repay a portion of our indebtedness. Accordingly, any failure to satisfy this test could have a material adverse effect on our business, financial condition or results of operations. As of March 31, 2013, our asset coverage calculated in accordance with the Investment Company Act was 283%. Also, to generate cash for funding new investments, we may in the future seek to issue additional debt or to securitize certain of our loans. The Investment Company Act may impose restrictions on the structure of any such securitization.

              We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value per share of our common stock if our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. Any such sale would be dilutive to the net asset value per share of our common stock. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any commission or discount). If our common stock trades at a discount to net asset value, this restriction could adversely affect our ability to raise capital.

              At our 2013 annual stockholders meeting, subject to certain determinations required to be made by our board of directors, our stockholders approved our ability to sell or otherwise issue shares of our common stock, in an amount not exceeding 25% of our then outstanding common stock, at a price below the then current net asset value per share during a period that began on June 4, 2013 and expires on the earlier of June 4, 2014 and the date of our 2014 annual stockholders meeting.

We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing with us.

              Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. We currently borrow under the Facilities and have issued or assumed other senior securities, and in the future may borrow from, or issue additional senior securities to, banks, insurance companies, funds, institutional investors and other lenders and investors. Lenders and holders of such senior securities have fixed dollar claims on our consolidated assets that are superior to the claims of our common stockholders or any preferred stockholders. If the value of our consolidated assets increases, then leveraging would cause the net asset value per share of our common stock to increase more sharply than it would have had we not incurred leverage.

              Conversely, if the value of our consolidated assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not incurred leverage. Similarly, any increase in our consolidated income in excess of consolidated interest payable on the borrowed funds would cause our net income to increase more than it would had we not incurred leverage, while any decrease in our consolidated income would cause net income to decline more sharply than it would have had we not incurred leverage. Such a decline could negatively affect our ability to make common stock dividend payments. There can be no assurance that a leveraging strategy will be successful.

              As of March 31, 2013, we had approximately $280.0 million of outstanding borrowings under the Facilities, approximately $756.3 million in aggregate principal amount outstanding of the Unsecured Notes and approximately $1,237.5 million in aggregate principal amount outstanding of the Convertible Unsecured Notes. In order for us to cover our annual interest payments on our outstanding indebtedness at March 31, 2013, we must achieve annual returns on our March 31, 2013 total assets of at least 2.0%. The weighted average stated interest rate charged on our outstanding indebtedness as of March 31, 2013 was 5.5%. We intend to continue borrowing under the Facilities in the future and we may increase the size of the Facilities or issue additional debt securities or other evidences of indebtedness (although there can be no assurance that we will be successful in doing so). For more information on the Company's indebtedness, see "Liquidity." Our ability to service our debt depends largely on our financial performance and is subject to prevailing economic conditions and competitive pressures. The amount of leverage that we employ at any particular time will depend on our investment adviser's and our board of directors' assessments of market and other factors at the time of any proposed borrowing.

              The Facilities, the Unsecured Notes and the Convertible Unsecured Notes impose financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC. A failure to renew the Facilities or to add new or replacement debt facilities or issue additional debt securities or other evidences of indebtedness could have a material adverse effect on our business, financial condition or results of operations.

              The following table illustrates the effect on return to a holder of our common stock of the leverage created by our use of borrowing at the weighted average stated interest rate of 5.5% as of

March 31, 2013, together with (a) our total value of net assets as of March 31, 2013; (b) approximately $2,273.8 million in aggregate principal amount of indebtedness outstanding as of March 31, 2013 and (c) hypothetical annual returns on our portfolio of minus 15% to plus 15%.

Assumed Return on Portfolio (Net of Expenses)(1)	(15)%	(10)%	(5)%	0%	5%	10%	15%
Corresponding Return to Common Stockholders(2)	(27)%	(19)%	(11)%	(3)%	5%	13%	21%

(1)
The assumed portfolio return is required by SEC regulations and is not a prediction of, and does not represent, our projected or actual performance. Actual returns may be greater or less than those appearing in the table. Pursuant to SEC regulations, this table is calculated as of March 31, 2013. As a result, it has not been updated to take into account any changes in assets or leverage since March 31, 2013.

(2)
In order to compute the "Corresponding Return to Common Stockholders," the "Assumed Return on Portfolio" is multiplied by the total value of our assets at March 31, 2013 to obtain an assumed return to us. From this amount, the interest expense (calculated by multiplying the weighted average stated interest rate of 5.5% by the approximately $2,273.8 million of principal debt) is subtracted to determine the return available to stockholders. The return available to stockholders is then divided by the total value of our net assets as of March 31, 2013 to determine the "Corresponding Return to Common Stockholders."

In addition to regulatory requirements that restrict our ability to raise capital, the Facilities, the Unsecured Notes and the Convertible Unsecured Notes contain various covenants that, if not complied with, could accelerate repayment under the Facilities, the Unsecured Notes and the Convertible Unsecured Notes, thereby materially and adversely affecting our liquidity, financial condition and results of operations.

              The agreements governing the Facilities, the Unsecured Notes and the Convertible Unsecured Notes require us to comply with certain financial and operational covenants. These covenants may include, among other things:

  •
  restrictions on the level of indebtedness that we are permitted to incur in relation to the value of our assets;

  •
  restrictions on our ability to incur liens; and

  •
  maintenance of a minimum level of stockholders' equity.

              As of the date of this prospectus, we are in compliance in all material respects with the covenants of the Facilities, the Unsecured Notes and the Convertible Unsecured Notes. However, our continued compliance with these covenants depends on many factors, some of which are beyond our control. For example, depending on the condition of the public debt and equity markets and pricing levels, unrealized depreciation in our portfolio may increase in the future. Any such increase could result in our inability to comply with our obligation to restrict the level of indebtedness that we are able to incur in relation to the value of our assets or to maintain a minimum level of stockholders' equity.

              Accordingly, although we believe we will continue to be in compliance, there are no assurances that we will continue to comply with the covenants in the Facilities, the Unsecured Notes and the Convertible Unsecured Notes. Failure to comply with these covenants could result in a default under the Facilities, the Unsecured Notes or the Convertible Unsecured Notes that, if we were unable to obtain a waiver from the lenders or holders of such indebtedness, as applicable, such lenders or holders could accelerate repayment under such indebtedness and thereby have a material adverse impact on our business, financial condition and results of operations.

We operate in a highly competitive market for investment opportunities.

              A number of entities compete with us to make the types of investments that we make in middle-market companies. We compete with other BDCs, public and private funds, commercial and investment banks, commercial financing companies, insurance companies, hedge funds, and, to the extent they provide an alternative form of financing, private equity funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. Some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the Investment Company Act imposes on us as a BDC and that the Code (as defined below) imposes on us as a RIC. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to pursue attractive investment opportunities from time to time.

              We do not seek to compete primarily based on the interest rates we offer and we believe that some of our competitors may make loans with interest rates that are comparable to or lower than the rates we offer. Rather, we compete with our competitors based on our existing investment platform, seasoned investment professionals, experience and focus on middle-market companies, disciplined investment philosophy, extensive industry focus and flexible transaction structuring. For a more detailed discussion of these competitive advantages, see "Business—Competitive Advantages."

              We may lose investment opportunities if we do not match our competitors' pricing, terms and structure. If we match our competitors' pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss. As a result of operating in such a competitive environment, we may make investments that are on less favorable terms than what we may have originally anticipated, which may impact our return on these investments.

We may be subject to additional corporate-level income taxes if we fail to maintain our status as a RIC.

              We have elected to be treated as a RIC under the Code and operate in a manner so as to qualify for the U.S. federal income tax treatment applicable to RICs. As a RIC, we generally will not pay U.S. federal corporate-level income taxes on our income and net capital gains that we distribute to our stockholders as dividends on a timely basis. We will be subject to U.S. federal corporate-level income tax on any undistributed income and/or gains. To maintain our status as a RIC, we must meet certain source of income, asset diversification and annual distribution requirements. We may also be subject to certain U.S. federal excise taxes, as well as state, local and foreign taxes.

              To satisfy the Annual Distribution Requirement (as defined below) for a RIC we must distribute to our stockholders on a timely basis generally an amount equal to at least 90% of our investment company taxable income for each year. We have the ability to pay a large portion of our dividends in shares of our stock, and as long as a portion of such dividend is paid in cash and other requirements are met, such stock dividends will be taxable as a dividend for U.S. federal income tax purposes. This may result in our U.S. stockholders having to pay tax on such dividends, even if no cash is received, and may result in our non-U.S. stockholders being subject to withholding tax in respect of amounts distributed in our stock. Because we use debt financing, we are subject to certain asset coverage ratio requirements under the Investment Company Act and financial covenants under our indebtedness that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to maintain our status as a RIC and, thus, may be subject to corporate-level income tax on all of our income and/or gains.

              To maintain our status as a RIC, in addition to the Annual Distribution Requirement, we must also meet certain annual source of income requirements at the end of each taxable year and asset diversification requirements at the end of each calendar quarter. Failure to meet these requirements may result in our having to (a) dispose of certain investments quickly or (b) raise additional capital to prevent the loss of RIC status. Because most of our investments are in private companies and are generally illiquid, any such dispositions may be at disadvantageous prices and may result in losses. Also, the rules applicable to our qualification as a RIC are complex with many areas of uncertainty. Accordingly, no assurance can be given that we have qualified or will continue to qualify as a RIC. If we fail to maintain our status as a RIC for any reason and become subject to regular "C" corporation income tax, the resulting corporate-level income taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and on any investment in us. The "Regulated Investment Company Modernization Act of 2010," which is effective for 2011 and later tax years, provides some relief from RIC disqualification due to failures of the source of income and asset diversification requirements, although there may be additional taxes due in such cases. We cannot assure you that we would qualify for any such relief should we fail the source of income or asset diversification requirements.

We may have difficulty paying our required distributions under applicable tax rules if we recognize income before or without receiving cash representing such income.

              For U.S. federal income tax purposes, we generally are required to include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise, for example, if we receive warrants in connection with the making of a loan, or payment-in-kind ("PIK") interest representing contractual interest added to the loan principal balance and due at the end of the loan term. Such original issue discount or PIK interest is included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash, including, for example, amounts attributable to hedging and foreign currency transactions or cancellation of indebtedness income resulting from a restructuring of an investment in debt securities.

              Since, in certain cases, we may recognize income before or without receiving cash in respect of such income, we may have difficulty meeting the U.S. federal income tax requirement to distribute generally an amount equal to at least 90% of our investment company taxable income to maintain our status as a RIC. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thus be subject to additional corporate-level income taxes. Such a failure would have a material adverse effect on us and on any investment in us. See "Certain Material U.S. Federal Income Tax Considerations—Taxation as a RIC."

We are exposed to risks associated with changes in interest rates.

              General interest rate fluctuations may have a substantial negative impact on our investments and investment opportunities and, accordingly, may have a material adverse effect on our investment objective and rate of return on invested capital. Because we borrow money and may issue debt securities or preferred stock to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds or pay interest or dividends on such debt securities or preferred stock and the rate at which we invest these funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income.

              Trading prices for debt that pays a fixed rate of return tend to fall as interest rates rise. Trading prices tend to fluctuate more for fixed-rate securities that have longer maturities. In the past, we have entered into certain hedging transactions, such as interest rate swap agreements, to mitigate our exposure to adverse fluctuations in interest rates, and we may do so again in the future. In addition, we may increase our floating rate investments to position the portfolio for rate increases. However, we cannot assure you that such transactions will be successful in mitigating our exposure to interest rate risk. Hedging transactions may also limit our ability to participate in the benefits of lower interest rates with respect to our portfolio investments.

              Although we have no policy governing the maturities of our investments, under current market conditions we expect that we will invest in a portfolio of debt generally having maturities of up to 10 years. This means that we are subject to greater risk (other things being equal) than a fund invested solely in shorter-term securities. A decline in the prices of the debt we own could adversely affect the trading price of our common stock. Also, an increase in interest rates available to investors could make an investment in our common stock less attractive if we are not able to increase our dividend rate, which could reduce the value of our common stock.

Most of our portfolio investments are not publicly traded and, as a result, the fair value of these investments may not be readily determinable.

              A large percentage of our portfolio investments are not publicly traded. The fair value of investments that are not publicly traded may not be readily determinable. We value these investments quarterly at fair value as determined in good faith by our board of directors based on, among other things, the input of our management and audit committee and independent valuation firms that have been engaged at the direction of our board of directors to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing 12-month period (with certain de minimis exceptions). The valuation process is conducted at the end of each fiscal quarter, with a minimum of 50% (based on value) of our valuations of portfolio companies without readily available market quotations subject to review by an independent valuation firm each quarter. However, we may use these independent valuation firms to review the value of our investments more frequently, including in connection with the occurrence of significant events or changes in value affecting a particular investment. In addition, our independent registered public accounting firm reviews our valuation process as part of their overall integrated audit.

              The types of factors that may be considered in valuing our investments include the enterprise value of the portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to similar publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate our valuation. Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these investments existed and may differ materially from the values that we may ultimately realize. Our net asset value per share could be adversely affected if our determinations regarding the fair value of these investments are materially higher than the values that we realize upon disposition of such investments.

The lack of liquidity in our investments may adversely affect our business.

              As we generally make investments in private companies, substantially all of these investments are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we could realize significantly less than the value at which we have recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or an affiliated manager of Ares has material non-public information regarding such portfolio company.

We may experience fluctuations in our quarterly results.

              We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rates payable on the debt investments we make, the default rates on such investments, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

There are significant potential conflicts of interest that could impact our investment returns.

              Certain of our executive officers and directors, and members of the investment committee of our investment adviser, serve or may serve as officers, directors or principals of other entities and affiliates of our investment adviser and investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in our or our stockholders' best interests or that may require them to devote time to services for other entities, which could interfere with the time available to provide services to us. Certain members of our investment adviser's investment committee have significant responsibilities for other Ares funds. For example, Mr. Rosenthal is required to devote a substantial majority of his business time to the affairs of the Ares Management Private Equity Group. Similarly, although the professional staff of our investment adviser will devote as much time to the management of the Company as appropriate to enable our investment adviser to perform its duties in accordance with the investment advisory and management agreement, the investment professionals of our investment adviser may have conflicts in allocating their time and services among the Company, on the one hand, and investment vehicles managed by Ares or one or more of its affiliates, on the other hand. These activities could be viewed as creating a conflict of interest insofar as the time and effort of the professional staff of our investment adviser and its officers and employees will not be devoted exclusively to the business of the Company but will instead be allocated between the business of the Company and the management of these other investment vehicles. However, Ares believes that the efforts of such individuals are synergistic with and beneficial to the affairs of Ares Capital and these other investment vehicles managed by Ares or its affiliates.

              In addition, certain Ares funds may have investment objectives that compete or overlap with, and may from time to time invest in asset classes similar to those targeted by, Ares Capital. Consequently, we, on the one hand, and these other entities, may from time to time pursue the same or similar capital and investment opportunities. Ares and our investment adviser endeavor to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any fiduciary duties owed to Ares Capital. Nevertheless, it is possible that we may not be given the opportunity to participate in certain investments made by investment funds managed by investment managers affiliated with Ares. In addition, there may be conflicts in the allocation of investment opportunities among us and the funds managed by us or one or more of our controlled affiliates or among the funds they manage. We may or may not participate in investments made by funds managed by us or one or more of our controlled affiliates.

              We have from time to time sold assets to certain of the vehicles managed by IHAM and, as part of our investment strategy, we may offer to sell additional assets to vehicles managed by us and/or one or more of our controlled affiliates (including IHAM) or we may purchase assets from vehicles managed by us and/or one or more of our controlled affiliates. In addition, vehicles managed by us or one or more of our controlled affiliates (including IHAM) may offer assets to or may purchase assets from one another. While assets may be sold or purchased at prices that are consistent with those that could be obtained from third parties in the marketplace, and although these types of transactions generally require approval of one or more independent parties, there may be an inherent conflict of interest in such transactions between us and funds managed by us or one of our controlled affiliates.

              We pay management and incentive fees to our investment adviser, and reimburse our investment adviser for certain expenses it incurs. In addition, investors in our common stock will invest on a gross basis and receive distributions on a net basis after expenses, resulting in, among other things, a lower rate of return than one might achieve if distributions were made on a gross basis.

              Our investment adviser's base management fee is based on a percentage of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) and, consequently, our investment adviser may have conflicts of interest in connection with decisions that could affect our total assets, such as decisions as to whether to incur indebtedness or to make future investments.

              The part of the incentive fee payable by us to our investment adviser that relates to our pre-incentive fee net investment income is computed and paid on income that may include interest that is accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible.

              Our investment advisory and management agreement renews for successive annual periods if approved by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not "interested persons" of the Company as defined in Section 2(a)(19) of the Investment Company Act. However, both we and our investment adviser have the right to terminate the agreement without penalty upon 60 days' written notice to the other party. Moreover, conflicts of interest may arise if our investment adviser seeks to change the terms of our investment advisory and management agreement, including, for example, the terms for compensation. While any material change to the investment advisory and management agreement must be submitted to stockholders for approval under the Investment Company Act, we may from time to time decide it is appropriate to seek stockholder approval to change the terms of the agreement.

              We are party to an administration agreement with our administrator, Ares Operations, a wholly owned subsidiary of Ares Management, pursuant to which our administrator furnishes us with certain administrative and other services and we pay our administrator at cost our allocable portion of overhead and other expenses (including travel expenses) incurred by our administrator in performing its obligations under our administration agreement, including our allocable portion of the cost of certain of our officers (including our chief compliance officer, chief financial officer, general counsel, secretary and treasurer) and their respective staffs, but not investment professionals.

              Our portfolio company, IHAM, is party to an administration agreement, referred to herein as the "IHAM administration agreement," with Ares Operations. Pursuant to the IHAM administration agreement, our administrator provides IHAM with administrative services and IHAM reimburses our administrator for all of the actual costs associated with such services, including its allocable portion of our administrator's overhead and the cost of our administrator's officers and respective staff in performing its obligations under the IHAM administration agreement. Prior to entering into the IHAM administration agreement, IHAM was party to a services agreement with our investment adviser, pursuant to which our investment adviser provided similar services.

              We are party to a New York office lease that will expire in February 2026 pursuant to which we are leasing office facilities from a third party. We are also party to an office sublease with Ares Commercial Real Estate Management LLC ("ACREM"), a wholly owned subsidiary of Ares Management and the manager of Ares Commercial Real Estate Corporation, pursuant to which we are subleasing approximately 12% of ACREM's Chicago office space for a fixed rent equal to 12% of the basic annual rent payable by ACREM under its Chicago office lease, plus certain additional costs and expenses. We also entered into separate subleases with Ares Management and IHAM, pursuant to which Ares Management and IHAM sublease approximately 15% and 20%, respectively, of our New York office space, for a fixed rent equal to 15% and 20%, respectively, of the basic annual rent payable by us under our office lease, plus certain additional costs and expenses.

              As a result of the arrangements described above, there may be times when the management team of Ares (including those members of management focused primarily on managing Ares Capital) has interests that differ from those of yours, giving rise to a conflict.

              Our stockholders may have conflicting investment, tax and other objectives with respect to their investments in us. The conflicting interests of individual stockholders may relate to or arise from, among other things, the nature of our investments, the structure or the acquisition of our investments, and the timing of dispositions of our investments. As a consequence, conflicts of interest may arise in connection with decisions made by our investment adviser, including with respect to the nature or structuring of our investments, that may be more beneficial for one stockholder than for another stockholder, especially with respect to stockholders' individual tax situations. In selecting and structuring investments appropriate for us, our investment adviser will consider the investment and tax objectives of the Company and our stockholders, as a whole, not the investment, tax or other objectives of any stockholder individually.

Changes in laws or regulations governing our operations or the operations of our portfolio companies, changes in the interpretation thereof or newly enacted laws or regulations, such as the Dodd-Frank Act, and any failure by us or our portfolio companies to comply with these laws or regulations, could require changes to certain business practices of us or our portfolio companies, negatively impact the operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies.

              We and our portfolio companies are subject to regulation by laws and regulations at the local, state, federal and, in some cases, foreign levels. These laws and regulations, as well as their interpretation, may be changed from time to time, and new laws and regulations may be enacted. Accordingly, any change in these laws or regulations, changes in their interpretation, or newly enacted laws or regulations and any failure by us or our portfolio companies to comply with these laws or regulations, could require changes to certain business practices of us or our portfolio companies, negatively impact the operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies.

              On July 21, 2010, President Obama signed into law the Dodd-Frank Act. Many of the provisions of the Dodd-Frank Act have had extended implementation periods and delayed effective dates and have required extensive rulemaking by regulatory authorities. While many of the rules required to be written have been promulgated, some have not yet been implemented. Many of these rules will be implemented in 2013. Although the full impact of the Dodd-Frank Act on us and our portfolio companies may not be known for an extended period of time, the Dodd-Frank Act, including the rules implementing its provisions and the interpretation of those rules, along with other legislative and regulatory proposals directed at the financial services industry or affecting taxation that are proposed or pending in the U.S. Congress, may negatively impact the operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies, intensify the regulatory supervision of us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies.

Our investment adviser's liability is limited under the investment advisory and management agreement, and we are required to indemnify our investment adviser against certain liabilities, which may lead our investment adviser to act in a riskier manner on our behalf than it would when acting for its own account.

              Our investment adviser has not assumed any responsibility to us other than to render the services described in the investment advisory and management agreement, and it will not be responsible for any action of our board of directors in declining to follow our investment adviser's advice or recommendations. Pursuant to the investment advisory and management agreement, our investment adviser and its members and their respective officers, managers, partners, agents, employees, controlling persons and members and any other person or entity affiliated with it will not be liable to us for their acts under the investment advisory and management agreement, absent willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. We have agreed to indemnify, defend and protect our investment adviser and its members and their respective officers, managers, partners, agents, employees, controlling persons and members and any other person or entity affiliated with it with respect to all damages, liabilities, costs and expenses resulting from acts of our investment adviser not arising out of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties under the investment advisory and management agreement. These protections may lead our investment adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account. See "Risk Factors—Risks Relating to Our Investments—Our investment adviser's incentive fee may induce it to make certain investments, including speculative investments."

We may be obligated to pay our investment adviser incentive compensation even if we incur a loss.

              Our investment adviser is entitled to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our pre-incentive fee net investment income for that quarter (before deducting incentive compensation and certain other items) above a threshold return for that quarter. Our pre-incentive fee net investment income for incentive compensation purposes excludes realized and unrealized capital losses or depreciation and income taxes related to realized gains that we may incur in the fiscal quarter, even if such capital losses or depreciation and income taxes related to realized gains result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay our investment adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter.

              Under the investment advisory and management agreement, we will defer cash payment of any incentive fee otherwise earned by our investment adviser if, during the most recent four full calendar quarter periods ending on or prior to the date such payment is to be made, the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) is less than 7.0% of our net assets (defined as total assets less indebtedness) at the beginning of such period. These calculations will be adjusted for any share issuances or repurchases. Any deferred incentive fees will be carried over for payment in subsequent calculation periods to the extent such payment can then be made under the investment advisory and management agreement.

              If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible. Our investment adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never receive as a result of a default on the obligation that resulted in the accrual of such income.

RISKS RELATING TO OUR INVESTMENTS

Declines in market prices and liquidity in the corporate debt markets can result in significant net unrealized depreciation of our portfolio, which in turn would reduce our net asset value.

              As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of our board of directors. We may take into account the following types of factors, if relevant, in determining the fair value of our investments: the enterprise value of a portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to similar publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation. While most of our investments are not publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity). As a result, volatility in the capital markets can also adversely affect our investment valuations. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation. The effect of all of these factors on our portfolio can reduce our net asset value by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may suffer unrealized losses, which could have a material adverse impact on our business, financial condition and results of operations.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

              Many of our portfolio companies may be susceptible to economic downturns or recessions (including the economic downturn that began in 2007) and may be unable to repay our loans during these periods. Therefore, during these periods our non-performing assets may increase and the value of our portfolio may decrease if we are required to write down the values of our investments. Adverse economic conditions may also decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results. We experienced to some extent such effects during the economic downturn that began in 2007 and may experience such effects again in any future downturn or recession.

              A portfolio company's failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its assets representing collateral for its obligations, which could trigger cross defaults under other agreements and jeopardize our portfolio company's ability to meet its obligations under the debt that we hold and the value of any equity securities we own. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.

Investments in privately held middle-market companies involve significant risks.

              We primarily invest in privately held U.S. middle-market companies. Investments in privately held middle-market companies involve a number of significant risks, including the following:

  •
  these companies may have limited financial resources and may be unable to meet their obligations, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

  •
  they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns;

  •
  they typically depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

  •
  there is generally little public information about these companies. These companies and their financial information are not subject to the Exchange Act (as defined below) and other regulations that govern public companies, and we may be unable to uncover all material information about these companies, which may prevent us from making a fully informed investment decision and cause us to lose money on our investments;

  •
  they generally have less predictable operating results and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;

  •
  our executive officers, directors and our investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies;

  •
  changes in laws and regulations, as well as their interpretations, may adversely affect their business, financial structure or prospects; and

  •
  they may have difficulty accessing the capital markets to meet future capital needs.

Our debt investments may be risky and we could lose all or part of our investment.

              The debt that we invest in is typically not initially rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (rated lower than "Baa3" by Moody's Investors Service, lower than "BBB-" by Fitch Ratings or lower than "BBB-" by Standard & Poor's Ratings Services), which under the guidelines established by these entities, is an indication of having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. Bonds that are rated below investment grade are sometimes referred to as "high yield bonds" or "junk bonds." Therefore, our investments may result in an above average amount of risk and volatility or loss of principal.

              Our investment portfolio includes our investment in the SSLP, which as of March 31, 2013 represented approximately 21% of our portfolio at fair value. While the SSLP's portfolio is comprised of 37 separate first lien senior secured loans, any material degradation of the performance of these loans in the aggregate could have a material adverse effect on our business, financial condition and results of operations. We also may invest in assets other than first and second lien and mezzanine debt investments, including high-yield securities, U.S. government securities, credit derivatives and other structured securities and certain direct equity investments. These investments entail additional risks that could adversely affect our investment returns.

Investments in equity securities, many of which are illiquid with no readily available market, involve a substantial degree of risk.

              We may purchase common and other equity securities. Although common stock has historically generated higher average total returns than fixed income securities over the long-term, common stock also has experienced significantly more volatility in those returns and in recent years has significantly under performed relative to fixed income securities. The equity securities we acquire may fail to appreciate and may decline in value or become worthless and our ability to recover our investment will depend on our portfolio company's success. Investments in equity securities involve a number of significant risks, including:

  •
  any equity investment we make in a portfolio company could be subject to further dilution as a result of the issuance of additional equity interests and to serious risks as a junior security that will be subordinate to all indebtedness (including trade creditors) or senior securities in the event that the issuer is unable to meet its obligations or becomes subject to a bankruptcy process;

  •
  to the extent that the portfolio company requires additional capital and is unable to obtain it, we may not recover our investment; and

  •
  in some cases, equity securities in which we invest will not pay current dividends, and our ability to realize a return on our investment, as well as to recover our investment, will be dependent on the success of the portfolio company. Even if the portfolio company is successful, our ability to realize the value of our investment may be dependent on the occurrence of a liquidity event, such as a public offering or the sale of the portfolio company. It is likely to take a significant amount of time before a liquidity event occurs or we can otherwise sell our investment. In addition, the equity securities we receive or invest in may be subject to restrictions on resale during periods in which it could be advantageous to sell them.

              There are special risks associated with investing in preferred securities, including:

  •
  preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If we own a preferred security that is deferring its distributions, we may be required to report income for tax purposes before we receive such distributions;

  •
  preferred securities are subordinated to debt in terms of priority to income and liquidation payments, and therefore will be subject to greater credit risk than debt;

  •
  preferred securities may be substantially less liquid than many other securities, such as common stock or U.S. government securities; and

  •
  generally, preferred security holders have no voting rights with respect to the issuing company, subject to limited exceptions.

              Additionally, when we invest in first lien senior secured loans (including unitranche loans), second lien senior secured loans or mezzanine debt, we may acquire warrants or other equity securities as well. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

              We may invest, to the extent permitted by law, in the equity securities of investment funds that are operating pursuant to certain exceptions to the Investment Company Act and in advisers to similar investment funds and, to the extent we so invest, will bear our ratable share of any such company's expenses, including management and performance fees. We will also remain obligated to pay management and incentive fees to Ares Capital Management with respect to the assets invested in the securities and instruments of such companies. With respect to each of these investments, each of our common stockholders will bear his or her share of the management and incentive fee of Ares Capital Management as well as indirectly bearing the management and performance fees and other expenses of any such investment funds or advisers.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

              If one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, a bankruptcy court might recharacterize our debt holding as an equity investment and subordinate all or a portion of our claim to that of other creditors. In addition, lenders can be subject to lender liability claims for actions taken by them where they become too involved in the borrower's business or exercise control over the borrower. For example, we could become subject to a lender's liability claim, if, among other things, we actually render significant managerial assistance.

Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.

              Our portfolio companies may have, or may be permitted to incur, other debt, or issue other equity securities, that rank equally with, or senior to, our investments. By their terms, such instruments may provide that the holders are entitled to receive payment of dividends, interest or principal on or before the dates on which we are entitled to receive payments in respect of our investments. These debt instruments would usually prohibit the portfolio companies from paying interest on or repaying our investments in the event and during the continuance of a default under such debt. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to our investment in that portfolio company typically are entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such holders, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of securities ranking equally with our investments, we would have to share on an equal basis any distributions with other security holders in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

              The rights we may have with respect to the collateral securing any junior priority loans we make to our portfolio companies may also be limited pursuant to the terms of one or more intercreditor agreements (including agreements governing "first out" and "last out" structures) that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that senior obligations are outstanding, we may forfeit certain rights with respect to the collateral to the holders of the senior obligations. These rights may include the right to commence enforcement proceedings against the collateral, the right to control the conduct of such enforcement proceedings, the right to approve amendments to collateral documents, the right to release liens on the collateral and the right to waive past defaults under collateral documents. We may not have the ability to control or direct such actions, even if as a result our rights as junior lenders are adversely affected.

When we are a debt or minority equity investor in a portfolio company, we are often not in a position to exert influence on the entity, and other equity holders and management of the company may make decisions that could decrease the value of our portfolio holdings.

              When we make debt or minority equity investments, we are subject to the risk that a portfolio company may make business decisions with which we disagree and the other equity holders and management of such company may take risks or otherwise act in ways that do not serve our interests. As a result, a portfolio company may make decisions that could decrease the value of our investment.

Our portfolio companies may be highly leveraged.

              Some of our portfolio companies may be highly leveraged, which may have adverse consequences to these companies and to us as an investor. These companies may be subject to restrictive financial and operating covenants and the leverage may impair these companies' ability to finance their future operations and capital needs. As a result, these companies' flexibility to respond to changing business and economic conditions and to take advantage of business opportunities may be limited. Further, a leveraged company's income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

Our investment adviser's incentive fee may induce it to make certain investments, including speculative investments.

              The incentive fee payable by us to Ares Capital Management may create an incentive for Ares Capital Management to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to our investment adviser is determined, which is calculated as a percentage of the return on invested capital, may encourage our investment adviser to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our common stock and the holders of securities convertible into our common stock. In addition, our investment adviser will receive the incentive fee based, in part, upon net capital gains realized on our investments. Unlike the portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, our investment adviser may have a tendency to invest more in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

              The part of the incentive fee payable by us that relates to our pre-incentive fee net investment income will be computed and paid on income that may include interest that is accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible. Our investment adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on such accrued interest that we never actually receive.

              Because of the structure of the incentive fee, it is possible that we may have to pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate for a quarter, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and/or unrealized capital losses. In addition, if market interest rates rise, we may be able to invest our funds in debt instruments that provide for a higher return, which would increase our pre-incentive fee net investment income and make it easier for our investment adviser to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income.

Our investments in foreign companies may involve significant risks in addition to the risks inherent in U.S. investments.

              Our investment strategy contemplates potential investments in foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes (potentially at confiscatory levels), less liquid markets, less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

              Although most of our investments will be U.S. dollar denominated, our investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. We may employ hedging techniques to minimize these risks, but we cannot assure you that such strategies will be effective or without risk to us.

We may expose ourselves to risks if we engage in hedging transactions.

              We have and may in the future enter into hedging transactions, which may expose us to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Use of these hedging instruments may include counter-party credit risk.

              Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

              The success of our hedging transactions will depend on our ability to correctly predict movements in currencies and interest rates. Therefore, while we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to (or be able to) establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations. See also "Risk Factors—Risk Relating to Our Business—We are exposed to risks associated with changes in interest rates."

We may initially invest a portion of the net proceeds of offerings pursuant to this prospectus primarily in high-quality short-term investments, which will generate lower rates of return than those expected from the interest generated on first and second lien senior secured loans and mezzanine debt.

              We may initially invest a portion of the net proceeds of offerings pursuant to this prospectus primarily in cash, cash equivalents, U.S. government securities and other high-quality short-term investments. These securities generally earn yields substantially lower than the income that we anticipate receiving once we are fully invested in accordance with our investment objective. As a result, we may not, for a time, be able to achieve our investment objective and/or we may need to, for a time, decrease the amount of any dividend that we may pay to our stockholders to a level that is substantially lower than the level that we expect to pay when the net proceeds of offerings are fully invested in accordance with our investment objective. If we do not realize yields in excess of our expenses, we may incur operating losses and the market price of our shares may decline.

RISKS RELATING TO OFFERINGS PURSUANT TO THIS PROSPECTUS

Our shares of common stock have traded at a discount from net asset value and may do so again in the future, which could limit our ability to raise additional equity capital.

              Shares of closed-end investment companies frequently trade at a market price that is less than the net asset value that is attributable to those shares. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. It is not possible to predict whether any shares of our common stock will trade at, above, or below net asset value. In the recent past, including during much of 2009, the stocks of BDCs as an industry, including at times shares of our common stock, traded below net asset value and at near historic lows as a result of concerns over liquidity, leverage restrictions and distribution requirements. When our common stock is trading below its net asset value per share, we will generally not be able to issue additional shares of our common stock at its market price without first obtaining approval for such issuance from our stockholders and our independent directors. At our 2013 annual stockholders meeting, subject to certain determinations required to be made by our board of directors, our stockholders approved our ability to sell or otherwise issue shares of our common stock, in an amount not exceeding 25% of our then outstanding common stock, at a price below the then current net asset value per share during a period that began on June 4, 2013 and expires on the earlier of June 4, 2014 and the date of our 2014 annual stockholders meeting.

There is a risk that investors in our common stock may not receive dividends or that our dividends may not grow over time and that investors in our debt securities may not receive all of the interest income to which they are entitled.

              We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. If we declare a dividend and if more stockholders opt to receive cash distributions rather than participate in our dividend reinvestment plan, we may be forced to sell some of our investments in order to make cash dividend payments.

              In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. Further, if we invest a greater amount of assets in equity securities that do not pay current dividends, it could reduce the amount available for distribution. See "Price Range of Common Stock and Distributions."

              The above-referenced restrictions on distributions may also inhibit our ability to make required interest payments to holders of our debt, which may cause a default under the terms of our debt agreements. Such a default could materially increase our cost of raising capital, as well as cause us to incur penalties under the terms of our debt agreements.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

              The Maryland General Corporation Law, our charter and our bylaws contain provisions that may discourage, delay or make more difficult a change in control of Ares Capital or the removal of our directors. We are subject to the Maryland Business Combination Act (the "Business Combination Act"), subject to any applicable requirements of the Investment Company Act. Our board of directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board, including approval by a majority of our disinterested directors. If the resolution exempting business combinations is repealed or our board or disinterested directors do not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act (the "Control Share Acquisition Act") acquisitions of our stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such an offer.

              We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our charter classifying our board of directors into three classes serving staggered three-year terms, and provisions of our charter authorizing our board of directors to classify or reclassify shares of our stock into one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our charter from time to time, without stockholder approval, to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may discourage, delay, defer, make more difficult or prevent a transaction or a change in control that might otherwise be in your best interest.

Investing in our common stock may involve an above average degree of risk.

              The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive and, therefore, an investment in our securities may not be suitable for someone with lower risk tolerance.

The market price of our common stock may fluctuate significantly.

              The capital and credit markets have experienced periods of extreme volatility and disruption over the past several years. The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

  •
  significant volatility in the market price and trading volume of securities of publicly traded RICs, BDCs or other companies in our sector, which are not necessarily related to the operating performance of these companies;

  •
  price and volume fluctuations in the overall stock market from time to time;

  •
  changes in law, regulatory policies or tax guidelines, or interpretations thereof, particularly with respect to RICs or BDCs;

  •
  loss of our RIC status;

  •
  changes in our earnings or variations in our operating results;

  •
  changes in the value of our portfolio of investments;

  •
  any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

  •
  departure of Ares Capital Management's key personnel;

  •
  operating performance of companies comparable to us;

  •
  short-selling pressure with respect to shares of our common stock or BDCs generally;

  •
  future sales of our securities convertible into or exchangeable or exercisable for our common stock or the conversion of such securities, including the Convertible Unsecured Notes;

  •
  uncertainty surrounding the strength of the U.S. economic recovery;

  •
  concerns regarding European sovereign debt;

  •
  general economic trends and other external factors; and

  •
  loss of a major funding source.

              In the past, following periods of volatility in the market price of a company's securities, securities class action litigation has often been brought against that company. If our stock price fluctuates significantly, we may be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management's attention and resources from our business.

We may in the future determine to issue preferred stock, which could adversely affect the market value of our common stock.

              The issuance of shares of preferred stock with dividend or conversion rights, liquidation preferences or other economic terms favorable to the holders of preferred stock could adversely affect the market price for our common stock by making an investment in the common stock less attractive. In addition, the dividends on any preferred stock we issue must be cumulative. Payment of dividends and repayment of the liquidation preference of preferred stock must take preference over any dividends or other payments to our common stockholders, and holders of preferred stock are not subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference (other than convertible preferred stock that converts into common stock). In addition, under the Investment Company Act, preferred stock constitutes a "senior security" for purposes of the 200% asset coverage test.

The net asset value per share of our common stock may be diluted if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or securities to subscribe for or convertible into shares of our common stock.

              At our 2013 annual stockholders meeting, subject to certain determinations required to be made by our board of directors, our stockholders approved our ability to sell or otherwise issue shares of our common stock, in an amount not exceeding 25% of our then outstanding common stock, at a price below the then current net asset value per share during a period that began on June 4, 2013 and expires on the earlier of June 4, 2014 and the date of our 2014 annual stockholders meeting.

              In addition, at our 2009 annual stockholders meeting, our stockholders approved a proposal authorizing us to sell or otherwise issue warrants or securities to subscribe for or convertible into shares of our common stock subject to certain limitations (including, without limitation, that the number of shares issuable does not exceed 25% of our then outstanding common stock and that the exercise or conversion price thereof is not, at the date of issuance, less than the greater of the market value per share and the net asset value per share of our common stock). The authorization granted to sell or issue warrants or securities to subscribe for or convertible into shares of our common stock has no expiration.

              Any decision to sell shares of our common stock below its then current net asset value per share or securities to subscribe for or convertible into shares of our common stock would be subject to the determination by our board of directors that such issuance is in our and our stockholders' best interests.

              If we were to sell shares of our common stock below its then current net asset value per share, such sales would result in an immediate dilution to the net asset value per share of our common stock. This dilution would occur as a result of the sale of shares at a price below the then current net asset value per share of our common stock and a proportionately greater decrease in the stockholders' interest in our earnings and assets and their voting interest in us than the increase in our assets resulting from such issuance. Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect cannot be predicted.

              In addition, if we issue warrants or securities to subscribe for or convertible into shares of our common stock, subject to certain limitations, the exercise or conversion price per share could be less than net asset value per share at the time of exercise or conversion (including through the operation of anti-dilution protections). Because we would incur expenses in connection with any issuance of such securities, such issuance could result in a dilution of the net asset value per share at the time of exercise or conversion. This dilution would include reduction in net asset value per share as a result of the proportionately greater decrease in the stockholders' interest in our earnings and assets and their voting interest than the increase in our assets resulting from such issuance.

              Further, if current stockholders of the Company do not purchase any shares to maintain their percentage interest, regardless of whether such offering is above or below the then current net asset value per share, their voting power will be diluted. For additional information and hypothetical examples of these risks, see "Sales of Common Stock Below Net Asset Value" and the prospectus supplement pursuant to which such sale is made.

Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares.

              In the event we issue subscription rights, stockholders who do not fully exercise their subscription rights should expect that they will, at the completion of a rights offering pursuant to this prospectus, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of such rights offering.

              In addition, if the subscription price is less than the net asset value per share of our common stock, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of a rights offering or what proportion of the shares will be purchased as a result of such rights offering. Such dilution could be substantial. See "Risk Factors—Risks Relating to Offerings Pursuant to this Prospectus—The net asset value per share of our common stock may be diluted if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or securities to subscribe for or convertible into shares of our common stock" and "Sales of Common Stock Below Net Asset Value."

Investors in offerings of our common stock will likely incur immediate dilution upon the closing of such offering.

              We generally expect the public offering price of any offering of shares of our common stock to be higher than the book value per share of our outstanding common stock (unless we offer shares pursuant to a rights offering or after obtaining prior approval for such issuance from our stockholders and our independent directors). Accordingly, investors purchasing shares of our common stock in offerings pursuant to this prospectus may pay a price per share that exceeds the tangible book value per share after such offering.

Our stockholders will experience dilution in their ownership percentage if they opt out of our dividend reinvestment plan.

              All dividends declared in cash payable to stockholders that are participants in our dividend reinvestment plan are automatically reinvested in shares of our common stock. As a result, our stockholders that opt out of our dividend reinvestment plan will experience dilution in their ownership percentage of our common stock over time.

Our stockholders may experience dilution upon the conversion of the Convertible Unsecured Notes.

              The February 2016 Convertible Notes are convertible into shares of our common stock beginning August 15, 2015 or, under certain circumstances, earlier. The June 2016 Convertible Notes are convertible into shares of our common stock beginning on December 15, 2015 or, under certain circumstances, earlier. The 2017 Convertible Notes are convertible into shares of our common stock beginning on September 15, 2016 or, under certain circumstances, earlier. The 2018 Convertible Notes are convertible into shares of our common stock beginning on July 15, 2017 or, under certain circumstances, earlier. Upon conversion of the Convertible Unsecured Notes, we have the choice to pay or deliver, as the case may be, at our election, cash, shares of our common stock or a combination of cash and shares of our common stock. The current conversion price of the February 2016 Convertible Notes is effectively $18.86 per share of common stock, the current conversion price of the June 2016 Convertible Notes is effectively $18.77 per share, the current conversion price of the 2017 Convertible Notes is effectively $19.20 per share and the current conversion price of the 2018 Convertible Notes is effectively $19.81 per share, in each case taking into account certain de minimis adjustments that will be made on the conversion date and subject to further adjustment in certain circumstances. If we elect to deliver shares of common stock upon a conversion at the time our tangible book value per share exceeds the conversion price in effect at such time, our stockholders may incur dilution. In addition, our stockholders will experience dilution in their ownership percentage of common stock upon our issuance of common stock in connection with the conversion of the Convertible Unsecured Notes and any dividends paid on our common stock will also be paid on shares issued in connection with such conversion after such issuance.

Our stockholders may receive shares of our common stock as dividends, which could result in adverse tax consequences to them.

              In order to satisfy the Annual Distribution Requirement applicable to RICs, we have the ability to declare a large portion of a dividend in shares of our common stock instead of in cash. As long as a portion of such dividend is paid in cash (which portion can be as low as 20%) and certain requirements are met, the entire distribution would be treated as a dividend for U.S. federal income tax purposes. As a result, a stockholder would be taxed on 100% of the fair market value of the dividend on the date a stockholder received it in the same manner as a cash dividend, even though most of the dividend was paid in shares of our common stock.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

              Sales of substantial amounts of our common stock, or the availability of such common stock for sale (including as a result of the conversion of our Convertible Unsecured Notes into common stock), could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

The trading market or market value of our publicly issued debt securities may fluctuate.

              Our publicly issued debt securities may or may not have an established trading market. We cannot assure you that a trading market for our publicly issued debt securities will ever develop or be maintained if developed. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities. These factors include, but are not limited to, the following:

  •
  the time remaining to the maturity of these debt securities;

  •
  the outstanding principal amount of debt securities with terms identical to these debt securities;

  •
  the ratings assigned by national statistical ratings agencies;

  •
  the general economic environment;

  •
  the supply of debt securities trading in the secondary market, if any;

  •
  the redemption or repayment features, if any, of these debt securities;

  •
  the level, direction and volatility of market interest rates generally; and

  •
  market rates of interest higher or lower than rates borne by the debt securities.

              You should also be aware that there may be a limited number of buyers when you decide to sell your debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities.

Terms relating to redemption may materially adversely affect your return on any debt securities that we may issue.

              If your debt securities are redeemable at our option, we may choose to redeem your debt securities at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In addition, if your debt securities are subject to mandatory redemption, we may be required to redeem your debt securities also at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as your debt securities being redeemed.

Our credit ratings may not reflect all risks of an investment in our debt securities.

              Our credit ratings are an assessment by third parties of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of our debt securities. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of or trading market for the publicly issued debt securities.

FORWARD-LOOKING STATEMENTS

              Some of the statements in this prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus involve a number of risks and uncertainties, including statements concerning:

  •
  our, or our portfolio companies', future business, operations, operating results or prospects;

  •
  the return or impact of current and future investments;

  •
  the impact of a protracted decline in the liquidity of credit markets on our business;

  •
  the impact of fluctuations in interest rates on our business;

  •
  the impact of changes in laws or regulations (including the interpretation thereof) governing our operations or the operations of our portfolio companies;

  •
  the valuation of our investments in portfolio companies, particularly those having no liquid trading market;

  •
  our ability to recover unrealized losses;

  •
  market conditions and our ability to access alternative debt markets and additional debt and equity capital;

  •
  our contractual arrangements and relationships with third parties;

  •
  Middle East turmoil and the potential for rising energy prices and its impact on the industries in which we invest;

  •
  the general economy and its impact on the industries in which we invest;

  •
  the uncertainty surrounding the strength of the U.S. economic recovery;

  •
  European sovereign debt issues;

  •
  the financial condition of and ability of our current and prospective portfolio companies to achieve their objectives;

  •
  our expected financings and investments;

  •
  our ability to successfully complete and integrate any acquisitions;

  •
  the adequacy of our cash resources and working capital;

  •
  the timing, form and amount of any dividend distributions;

  •
  the timing of cash flows, if any, from the operations of our portfolio companies; and

  •
  the ability of our investment adviser to locate suitable investments for us and to monitor and administer our investments.

              We use words such as "anticipates," "believes," "expects," "intends," "will," "should," "may" and similar expressions to identify forward-looking statements, although not all forward-looking statements include these words. Our actual results and condition could differ materially from those expressed in the forward-looking statements for any reason, including the factors set forth in "Risk Factors" and the other information included in this prospectus.

              We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed or in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

              The forward-looking statements in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

 USE OF PROCEEDS

              Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our securities for general corporate purposes, which includes investing in portfolio companies in accordance with our investment objective. We also expect to use the net proceeds of an offering to repay or repurchase outstanding indebtedness, which may include indebtedness (approximately $2.5 billion aggregate principal amount outstanding as of May 31, 2013) under (a) the Revolving Credit Facility (approximately $168.0 outstanding as of May 31, 2013), (b) the Revolving Funding Facility (approximately $387.0 million aggregate principal amount outstanding as of May 31, 2013), (c) the SMBC Funding Facility (no amounts outstanding as of May 31, 2013), (d) the February 2016 Convertible Notes (approximately $575.0 million aggregate principal amount outstanding as of May 31, 2013), (e) the June 2016 Convertible Notes (approximately $230.0 million aggregate principal amount outstanding as of May 31, 2013), (f) the 2017 Convertible Notes (approximately $162.5 million aggregate principal amount outstanding as of May 31, 2013), (g) the 2018 Convertible Notes (approximately $270.0 million aggregate principal amount outstanding as of May 31, 2013), (h) the February 2022 Notes (approximately $143.8 million aggregate principal amount outstanding as of May 31, 2013), (i) the October 2022 Notes (approximately $182.5 million aggregate principal amount outstanding as of May 31, 2013), (j) the 2040 Notes (approximately $200.0 million aggregate principal amount outstanding as of May 31, 2013) and (k) the 2047 Notes (approximately $230.0 million aggregate principal amount outstanding as of May 31, 2013).

              Subject to certain exceptions, the interest charged on the indebtedness incurred under the Revolving Credit Facility is based on LIBOR (one, two, three or six month) plus an applicable spread of 2.00% or a "base rate" (as defined in the agreements governing the Revolving Credit Facility) plus an applicable spread of 1.00%. As of May 31, 2013, one, two, three and six month LIBOR were 0.19%, 0.23%, 0.28% and 0.41%, respectively. The Revolving Credit Facility matures on May 4, 2018. Subject to certain exceptions, the interest charged on the indebtedness incurred under the Revolving Funding Facility is based on LIBOR plus applicable spreads ranging from 2.25% to 2.50% and ranging from 1.25% to 1.50% over "base rate" (as defined in the agreements governing the Revolving Funding Facility), in each case, determined monthly based on the composition of the borrowing base relative to outstanding borrowings under the facility. The Revolving Funding Facility is scheduled to expire on April 18, 2017 (subject to extension exercisable upon mutual consent). Subject to certain exceptions, the interest charged on the indebtedness incurred under the SMBC Funding Facility is based on one month LIBOR plus an applicable spread of 2.125% or a "base rate" (as defined in the agreements governing the SMBC Funding Facility) plus an applicable spread of 1.125%. The SMBC Funding Facility is scheduled to expire on September 14, 2020 (subject to two one-year extension options exercisable upon mutual consent). The interest charged on the Convertible Unsecured Notes and the Unsecured Notes is as follows: (a) 5.75% in the case of the February 2016 Convertible Notes, (b) 5.125% in the case of the June 2016 Convertible Notes, (c) 4.875% in the case of the 2017 Convertible Notes, (d) 4.75% in the case of the 2018 Convertible Notes, (e) 7.00% in the case of the February 2022 Notes, (f) 5.875% in the case of the October 2022 Notes, (g) 7.75% in the case of the 2040 Notes and (h) 6.875% in the case of the 2047 Notes. The February 2016 Convertible Notes, the June 2016 Convertible Notes, the 2017 Convertible Notes and the 2018 Convertible Notes mature on February 1, 2016, June 1, 2016, March 15, 2017 and January 15, 2018, respectively. The February 2022 Notes, the October 2022 Notes, the 2040 Notes and the 2047 Notes mature on February 15, 2022, October 1, 2022, October 15, 2040 and April 15, 2047, respectively. The supplement to this prospectus relating to an offering may more fully identify the use of the proceeds from such offering.

              We anticipate that substantially all of the net proceeds of an offering of securities pursuant to this prospectus and its related prospectus supplement will be used for the above purposes within three months of any such offering, depending on the availability of appropriate investment opportunities consistent with our investment objective, but no longer than within six months of any such offerings.

              Our primary focus is to generate current income and capital appreciation through investments in first and second lien senior secured loans and mezzanine debt and, to a lesser extent, equity securities of eligible portfolio companies. In addition to such investments, we may invest up to 30% of our portfolio in non-qualifying assets, as permitted by the Investment Company Act. See "Regulation." Specifically, as part of this 30% basket, we may invest in entities that are not considered "eligible portfolio companies" (as defined in the Investment Company Act), including companies located outside of the United States, entities that are operating pursuant to certain exceptions under the Investment Company Act, and publicly traded entities whose public equity market capitalization exceeds the levels provided for under the Investment Company Act. Pending such investments, we will invest a portion of the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality short-term investments. These securities generally earn yields substantially lower than the income that we anticipate receiving once we are fully invested in accordance with our investment objective. As a result, we may not, for a time, be able to achieve our investment objective and/or we may need to, for a time, decrease the amount of any dividend that we may pay to our stockholders to a level that is substantially lower than the level that we expect to pay when the net proceeds of offerings are fully invested in accordance with our investment objective. If we do not realize yields in excess of our expenses, we may incur operating losses and the market price of our common stock and debt securities may decline. See "Regulation—Temporary Investments" for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

              Our common stock is traded on The NASDAQ Global Select Market under the symbol "ARCC." Our common stock has historically traded at prices both above and below our net asset value per share. It is not possible to predict whether our common stock will trade at, above or below net asset value. See "Risk Factors—Risks Relating to Offerings Pursuant to this Prospectus—Our shares of common stock have traded at a discount from net asset value and may do so again in the future, which could limit our ability to raise additional equity capital."

              The following table sets forth, for each fiscal quarter for the fiscal years ended December 31, 2011, 2012 and 2013, the net asset value per share of our common stock, the range of high and low closing sales prices of our common stock, the closing sales price as a premium (discount) to net asset value and the dividends or distributions declared by us. On June 10, 2013, the last reported closing sales price of our common stock on The NASDAQ Global Select Market was $17.00 per share, which represented a premium of approximately 6.4% to the net asset value per share reported by us as of March 31, 2013.

				High Sales Price Premium (Discount) to Net Asset Value(2)	Low Sales Price Premium (Discount) to Net Asset Value(2)
		Price Range				Cash Dividend Per Share(3)
	Net Asset Value(1)
		High	Low
Year ended December 31, 2011
First Quarter	$15.45	$17.83	$16.08	15.4%	4.1%	$0.35
Second Quarter	$15.28	$17.71	$15.70	15.9%	2.7%	$0.35
Third Quarter	$15.13	$16.30	$13.07	7.7%	(13.6)%	$0.35
Fourth Quarter	$15.34	$15.95	$13.26	4.0%	(13.6)%	$0.36
Year ended December 31, 2012
First Quarter	$15.47	$16.70	$15.51	8.0%	0.3%	$0.37
Second Quarter	$15.51	$16.55	$14.67	6.7%	(5.4)%	$0.37
Third Quarter	$15.74	$17.68	$16.04	12.3%	1.9%	$0.43	(4)
Fourth Quarter	$16.04	$17.74	$16.08	10.6%	0.2%	$0.43	(4)
Year ended December 31, 2013
First Quarter	$15.98	$18.54	$17.66	16.0%	10.5%	$0.38
Second Quarter (through June 10, 2013)	*	$18.27	$16.64	*	*	$0.38

(1)
Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low closing sales prices. The net asset values shown are based on outstanding shares at the end of the relevant quarter.

(2)
Calculated as the respective high or low closing sales price less net asset value, divided by net asset value (in each case, as of the applicable quarter).

(3)
Represents the dividend or distribution declared in the relevant quarter.

(4)
Consists of a quarterly dividend of $0.38 per share and an additional dividend of $0.05 per share.

*
Net asset value has not yet been calculated for this period.

              We currently intend to distribute dividends or make distributions to our stockholders on a quarterly basis out of assets legally available for distribution. We may also distribute additional dividends or make additional distributions to our stockholders from time to time. Our quarterly and additional dividends or distributions, if any, will be determined by our board of directors.

              The following table summarizes our dividends declared for the fiscal years ended December 31, 2011 and 2012 and for the first and second quarters of the fiscal year ending December 31, 2013:

Date Declared	Record Date	Payment Date	Amount
March 1, 2011	March 15, 2011	March 31, 2011	$0.35
May 3, 2011	June 15, 2011	June 30, 2011	$0.35
August 4, 2011	September 15, 2011	September 30, 2011	$0.35
November 8, 2011	December 15, 2011	December 31, 2011	$0.36

Total declared for 2011			$1.41

February 28, 2012	March 15, 2012	March 30, 2012	$0.37
May 8, 2012	June 15, 2012	June 29, 2012	$0.37
August 7, 2012	September 14, 2012	September 28, 2012	$0.38
August 7, 2012	September 14, 2012	September 28, 2012	$0.05	(1)
November 5, 2012	December 14, 2012	December 28, 2012	$0.38
November 5, 2012	December 14, 2012	December 28, 2012	$0.05	(1)

Total declared for 2012			$1.60

February 27, 2013	March 15, 2013	March 29, 2013	$0.38
May 7, 2013	June 14, 2013	June 28, 2013	$0.38

Total declared for the first and second quarters of 2013			$0.76

(1)
Represents an additional dividend.

              Of the $1.60 per share in dividends declared during the year ended December 31, 2012, $1.56 per share was comprised of ordinary income and $0.04 per share was comprised of long-term capital gains.

              To maintain our status as a regulated investment company, or a RIC, under the Internal Revenue Code of 1986, as amended (the "Code"), we must timely distribute an amount equal to at least 90% of our investment company taxable income (as defined by the Code, which generally includes net ordinary income and net short term capital gains) to our stockholders. In addition, we generally will be required to pay an excise tax equal to 4% on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (i) 98% of our ordinary income recognized during a calendar year, (ii) 98.2% of our capital gain net income, as defined by the Code, recognized for the one year period ending October 31st in that calendar year and (iii) any income recognized, but not distributed, in preceding years. The taxable income on which we pay excise tax is generally distributed to our stockholders in the next tax year. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income for distribution in the following year, and pay any applicable excise tax. For the three months ended March 31, 2013, we recorded an excise tax expense of $3.0 million. For the years ended December 31, 2012 and 2011, we recorded an excise tax expense of $7.9 million and $6.6 million, respectively. We cannot assure you that we will achieve results that will permit the payment of any cash distributions. We maintain an "opt out" dividend reinvestment plan for our common stockholders. As a result, if we declare a cash dividend, stockholders' cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically "opt out" of the dividend reinvestment plan so as to receive cash dividends. See "Dividend Reinvestment Plan."

 RATIOS OF EARNINGS TO FIXED CHARGES

              For the three months ended March 31, 2013 and the years ended December 31, 2012, 2011, 2010, 2009 and 2008, the ratios of earnings to fixed charges of the Company, computed as set forth below, were as follows:

	For the Three Months Ended March 31, 2013	For the Year Ended December 31, 2012		For the Year Ended December 31, 2011		For the Year Ended December 31, 2010		For the Year Ended December 31, 2009		For the Year Ended December 31, 2008
Earnings to Fixed Charges(1)	3.1	4.6	(2)	3.7	(3)	9.8	(4)	9.4	(5)	(2.8)

              For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in stockholders' equity resulting from operations plus (or minus) income tax expense (benefit) including excise tax expense plus fixed charges. Fixed charges include interest and credit facility fees expense and amortization of debt issuance costs.

(1)
Earnings include net realized and unrealized gains or losses and the capital gains incentive fee expense accrued in accordance with GAAP. Net realized and unrealized gains or losses and the capital gains incentive fee expense accrued in accordance with GAAP can vary substantially from period to period.

•
Excluding the net realized and unrealized gains or losses and the capital gains incentive fee expense accrued in accordance with GAAP, the earnings to fixed charges ratio would be 3.5 for the three months ended March 31, 2013, 3.7 for the year ended December 31, 2012, 3.6 for the year ended December 31, 2011, 4.0 for the year ended December 31, 2010, 6.5 for the year ended December 31, 2009, and 4.5 for the year ended December 31, 2008.

(2)
Earnings for the year ended December 31, 2012 included a net realized loss on the extinguishment of debt of $2.7 million.

(3)
Earnings for the year ended December 31, 2011 included a net realized loss on the extinguishment of debt of $19.3 million.

(4)
Earnings for year ended December 31, 2010, included a one-time gain on the Allied Acquisition of $195.9 million, a net realized loss on the extinguishment of debt of $2.0 million and net realized gain on sale of other assets of $5.9 million.

(5)
Earnings for the year ended December 31, 2009, included a net realized gain on the extinguishment of debt of $26.5 million.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS

              The information contained in this section should be read in conjunction with the "Selected Condensed Consolidated Financial Data of Ares Capital" and our financial statements and notes thereto appearing elsewhere in this prospectus or the accompanying prospectus supplement.

OVERVIEW

              We are a specialty finance company that is a closed-end, non-diversified management investment company incorporated in Maryland. We have elected to be regulated as a BDC under the Investment Company Act.

              We are externally managed by Ares Capital Management, a wholly owned subsidiary of Ares Management, a global alternative asset manager and an SEC-registered investment adviser, pursuant to our investment advisory and management agreement. Ares Operations, a wholly owned subsidiary of Ares Management, provides certain administrative and other services necessary for us to operate.

              Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in first lien senior secured loans (including unitranche loans), second lien senior secured loans and mezzanine debt, which in some cases includes an equity component like warrants.

              To a lesser extent, we also make preferred and/or common equity investments, which have generally been non-control equity investments, of less than $20 million (usually in conjunction with a concurrent debt investment). However, we may increase the size or change the nature of these investments.

              As a BDC, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in "qualifying assets," including securities and indebtedness of private U.S. companies and certain public U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. We also may invest up to 30% of our portfolio in non-qualifying assets, as permitted by the Investment Company Act. Specifically, as part of this 30% basket, we may invest in entities that are not considered "eligible portfolio companies" (as defined in the Investment Company Act), including companies located outside of the United States, entities that are operating pursuant to certain exceptions under the Investment Company Act, and publicly traded entities whose public equity market capitalization exceeds the levels provided for under the Investment Company Act.

              We have elected to be treated as a RIC under the Code, and operate in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements and timely distribute to our stockholders generally at least 90% of our investment company taxable income, as defined by the Code, for each year. Pursuant to this election, we generally will not have to pay U.S. federal corporate-level income taxes on any income that we distribute to our stockholders provided that we satisfy those requirements.

PORTFOLIO AND INVESTMENT ACTIVITY

              The Company's investment activity for the three months ended March 31, 2013 and 2012 and the years ended December 31, 2012, 2011 and 2010 is presented below (information presented herein is at amortized cost unless otherwise indicated).

	Three Months Ended March 31,		Year Ended December 31,
(dollar amounts in millions)	2013	2012	2012	2011	2010
New investment commitments(1):
New portfolio companies	$90.5	$235.9	$1,794.7	$1,778.0	$774.3
Existing portfolio companies(2)	319.5	148.4	1,402.3	1,896.4	933.8

Total new investment commitments	410.0	384.3	3,197.0	3,674.4	1,708.1
Less:
Investment commitments exited	221.7	331.4	2,614.5	2,603.1	1,644.5

Net investment commitments	$188.3	$52.9	$582.5	$1,071.3	$63.6
Principal amount of investments funded:
Senior term debt	$290.5	$314.1	$2,686.4	$2,484.2	$1,376.4
Subordinated Certificates of the SSLP(3)	21.0	66.0	270.0	496.8	391.6
Senior subordinated debt	40.5	—	101.3	51.8	1,055.3
Collateralized loan obligations	—	—	—	—	166.1
Preferred equity securities	1.0	—	—	164.1	91.7
Other equity securities	2.1	2.4	103.9	41.2	295.4
Commercial real estate	—	—	—	0.9	41.2

Total	$355.1	$382.5	$3,161.6	$3,239.0	$3,417.7
Principal amount of investments sold or repaid:
Senior term debt	$208.6	$289.5	$1,786.9	$1,607.5	$987.4
Subordinated Certificates of the SSLP	14.1	—	66.3	—	15.4
Senior subordinated debt	0.3	20.9	409.0	463.2	461.9
Collateralized loan obligations	—	—	55.5	166.3	6.8
Preferred equity securities	—	1.2	26.2	43.5	21.5
Other equity securities	2.7	6.9	126.0	166.1	61.9
Commercial real estate	—	0.6	13.0	21.6	1.0

Total	$225.7	$319.1	$2,482.9	$2,468.2	$1,555.9
Number of new investment commitments(4)	17	12	82	72	63
Average new investment commitment amount	$24.1	32.0	$39.0	$51.0	$27.1
Weighted average term for new investment commitments (in months)	70	69	66	63	61
Percentage of new investment commitments at floating rates	77%	99%	88%	94%	71%
Percentage of new investment commitments at fixed rates	21%	—%	8%	5%	23%
Weighted average yield of debt and other income producing securities(5):
Funded during the period at fair value(6)	8.9%	10.6%	9.9%	10.9%	13.1%
Funded during the period at amortized cost	8.9%	10.6%	9.9%	10.9%	13.2%
Exited or repaid during the period at fair value(6)	9.9%	9.1%	9.6%	10.1%	12.9%
Exited or repaid during the period at amortized cost	9.8%	9.2%	9.7%	10.2%	12.9%

(1)
New investment commitments include new agreements to fund revolving credit facilities or delayed draw loans.

(2)
Includes investment commitments to the SSLP to make co-investments with GE in first lien senior secured loans of middle market companies of $21.0 million and $66.0 million for the three months ended March 31, 2013 and 2012, respectively, and $270.0 million, $496.8 million and $391.6 million for the years ended December 31, 2012, 2011 and 2010, respectively.

(3)
See "Senior Secured Loan Program" below and Note 4 to our consolidated financial statements for the three months ended March 31, 2013 for more detail on the SSLP.

(4)
Number of new investment commitments represents each commitment to a particular portfolio company.

(5)
"Weighted average yield of debt and other income producing securities at fair value" is computed as the (a) annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount earned on accruing debt and other income producing securities, divided by (b) total debt and other income producing securities at fair value. "Weighted average yield of debt and other income producing securities at amortized cost" is computed as the (a) annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount earned on accruing debt and other income producing securities, divided by (b) total debt and other income producing securities at amortized cost.

(6)
Represents fair value for investments in the portfolio as of the most recent prior quarter end, if applicable.

              As of March 31, 2013 and December 31, 2012, our investments consisted of the following:

	As of
	March 31, 2013		December 31, 2012
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Senior term debt	$3,673.1	$3,635.4	$3,587.8	$3,555.1
Subordinated Certificates of the SSLP(1)	1,244.8	1,269.7	1,237.9	1,263.6
Senior subordinated debt	364.6	302.8	321.3	259.8
Preferred equity securities	240.4	259.4	238.8	250.1
Other equity securities	429.7	550.3	430.4	584.1
Commercial real estate	7.2	12.9	7.3	11.9

Total	$5,959.8	$6,030.5	$5,823.5	$5,924.6

(1)
The proceeds from these certificates were applied to co-investments with GE to fund first lien senior secured loans to 37 and 36 different borrowers as of March 31, 2013 and December 31, 2012, respectively.

              The weighted average yields at fair value and amortized cost of the following portions of our portfolio as of March 31, 2013 and December 31, 2012 were as follows:

	As of
	March 31, 2013		December 31, 2012
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Debt and other income producing securities	11.1%	11.0%	11.4%	11.3%
Total portfolio	9.9%	9.8%	10.1%	10.0%
Senior term debt	9.3%	9.4%	9.5%	9.6%
First lien senior term debt	8.7%	8.7%	9.0%	9.0%
Second lien senior term debt	10.4%	10.6%	10.5%	10.7%
Subordinated Certificates of the SSLP(1)	15.5%	15.2%	15.8%	15.4%
Senior subordinated debt	11.3%	13.6%	11.7%	14.5%
Income producing equity securities	10.0%	8.7%	9.9%	8.8%

(1)
The proceeds from these certificates were applied to co-investments with GE to fund first lien senior secured loans.

              Ares Capital Management, our investment adviser, employs an investment rating system to categorize our investments. In addition to various risk management and monitoring tools, our investment adviser grades the credit risk of all investments on a scale of 1 to 4 no less frequently than quarterly. This system is intended primarily to reflect the underlying risk of a portfolio investment relative to our initial cost basis in respect of such portfolio investment (i.e., at the time of acquisition), although it may also take into account under certain circumstances the performance of the portfolio company's business, the collateral coverage of the investment and other relevant factors. Under this system, investments with a grade of 4 involve the least amount of risk to our initial cost basis. The trends and risk factors for this investment since origination or acquisition are generally favorable, which may include the performance of the portfolio company or a potential exit. Investments graded 3 involve a level of risk to our initial cost basis that is similar to the risk to our initial cost basis at the time of origination or acquisition. This portfolio company is generally performing as expected and the risk factors to our ability to ultimately recoup the cost of our investment are neutral to favorable. All investments or acquired investments in new portfolio companies are initially assessed a grade of 3. Investments graded 2 indicate that the risk to our ability to recoup the initial cost basis of such investment has increased materially since origination or acquisition, including as a result of factors such as declining performance and non-compliance with debt covenants; however, payments are generally not more than 120 days past due. An investment grade of 1 indicates that the risk to our ability to recoup the initial cost basis of such investment has substantially increased since origination or acquisition, and the portfolio company likely has materially declining performance. For debt investments with an investment grade of 1, most or all of the debt covenants are out of compliance and payments are substantially delinquent. For investments graded 1, it is anticipated that we will not recoup our initial cost basis and may realize a substantial loss of our initial cost basis upon exit. For investments graded 1 or 2, our investment adviser enhances its level of scrutiny over the monitoring of such portfolio company. Grades of a portfolio investment may be reduced or increased over time.

              Set forth below is the grade distribution of our portfolio companies as of March 31, 2013 and December 31, 2012:

	As of
	March 31, 2013				December 31, 2012
(dollar amounts in millions)	Fair Value	%	Number of Companies	%	Fair Value	%	Number of Companies	%
Grade 1	$78.6	1.3%	9	5.8%	$75.1	1.3%	9	5.9%
Grade 2	187.5	3.1%	11	7.0%	136.7	2.3%	9	5.9%
Grade 3	5,184.8	86.0%	123	78.9%	5,108.8	86.2%	121	79.7%
Grade 4	579.6	9.6%	13	8.3%	604.0	10.2%	13	8.5%

	$6,030.5	100.0%	156	100.0%	$5,924.6	100.0%	152	100.0%

              As of March 31, 2013 and December 31, 2012, the weighted average grade of the investments in our portfolio at fair value was 3.0 and 3.1, respectively.

              As of March 31, 2013, loans on non-accrual status represented 2.3% and 0.6% of the total investments at amortized cost and at fair value, respectively. As of December 31, 2012, loans on non-accrual status represented 2.3% and 0.6% of the total investments at amortized cost and at fair value, respectively.

Senior Secured Loan Program

              The Company co-invests in first lien senior secured loans of middle market companies with GE through an unconsolidated Delaware limited liability company, the Senior Secured Loan Fund LLC (d/b/a "The Senior Secured Loan Program") or the SSLP. The SSLP is capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of the Company and GE (with approval from a representative of each required). The Company provides capital to the SSLP in the form of subordinated certificates (the "SSLP Certificates").

              As of March 31, 2013 and December 31, 2012, the SSLP had available capital of $9.0 billion of which approximately $6.2 billion and $6.3 billion in aggregate principal amount was funded, respectively. As of March 31, 2013 and December 31, 2012, the Company had agreed to make available to the SSLP approximately $1.8 billion, of which approximately $1.3 billion and $1.2 billion was funded, respectively. Investment of any unfunded amount must still be approved by the investment committee of the SSLP as described above.

              As of March 31, 2013 and December 31, 2012, the SSLP had total assets of $6.2 billion and $6.3 billion, respectively. As of March 31, 2013 and December 31, 2012, GE's investment in the SSLP consisted of senior notes of $4.7 billion and $4.8 billion, respectively, and SSLP Certificates of $179 million and $178 million, respectively. The SSLP Certificates are junior in right of payment to the senior notes held by GE. As of March 31, 2013 and December 31, 2012, the Company and GE owned 87.5% and 12.5%, respectively, of the outstanding SSLP Certificates.

              As of March 31, 2013 and December 31, 2012, the SSLP's portfolio was comprised of all first lien senior secured loans to U.S. middle-market companies and none of these loans was on non-accrual status. The portfolio companies in the SSLP are in industries similar to the companies in the Company's portfolio.

              Below is a summary of the SSLP's portfolio, followed by a listing of the individual first lien senior secured loans in the SSLP's portfolio as of March 31, 2013 and December 31, 2012:

	As of
(dollar amounts in millions)	March 31, 2013	December 31, 2012
Total first lien senior secured loans(1)	$6,129.6	$5,998.1
Weighted average yield on first lien senior secured loans(2)	7.7%	8.0%
Number of borrowers in the SSLP	37	36
Largest loan to a single borrower(1)	$327.9	$330.0
Total of five largest loans to borrowers(1)	$1,446.9	$1,441.4

(1)
At principal amount.

(2)
Computed as the (a) annual stated interest rate on accruing first lien senior secured loans, divided by (b) total first lien senior secured loans at principal amount.

 SSLP Loan Portfolio as of March 31, 2013

(dollar amounts in millions) Portfolio Company	Business Description	Maturity Date	Stated Interest Rate(1)	Principal Amount
Access CIG, LLC(2)	Records and information management services provider	10/2017	7.0%	$153.5
ADG, LLC	Dental services	10/2016	8.8%	198.9
AMZ Products Merger Corporation	Specialty chemicals manufacturer	12/2018	6.8%	239.4
BECO Holding Company, Inc.(4)	Wholesale distributor of first response fire protection equipment and related parts	12/2017	8.3%	156.5
Cambridge International, Inc.	Manufacturer of custom designed and engineered metal products	4/2018	8.0%	87.5
CCS Group Holdings, LLC(4)	Correctional facility healthcare operator	4/2016	8.0%	142.8
Chariot Acquisition, LLC	Distributor and designer of aftermarket golf cart parts and accessories	1/2019	7.8%	146.0
CIBT Holdings, Inc.(4)	Expedited travel document processing services	12/2018	6.8%	183.1
CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings LLC(2)(4)	Healthcare analysis services	3/2017	7.8%	284.2
CWD, LLC	Supplier of automotive aftermarket brake parts	3/2014	8.8%	118.8
Drayer Physical Therapy Institute, LLC	Outpatient physical therapy provider	7/2018	7.5%	137.7
Driven Holdings, LLC(4)	Automotive aftermarket car care franchisor	3/2017	7.0%	160.4
Excelligence Learning Corporation(4)	Developer, manufacturer and retailer of educational products	8/2016	8.0%	115.5
Fleischmann's Vinegar Company, Inc.	Manufacturer and marketer of industrial vinegar	5/2016	8.2%	76.5
Fox Hill Holdings, LLC	Third party claims administrator on behalf of insurance carriers	6/2018	6.8%	292.5
III US Holdings, LLC	Provider of library automation software and systems	3/2018	7.6%	202.4
Implus Footcare, LLC(4)	Provider of footwear and other accessories	10/2016	9.0%	177.6
Instituto de Banca y Comercio, Inc. & Leeds IV Advisors, Inc.(4)	Private school operator	6/2015	10.5%	164.3
Intermedix Corporation(3)	Revenue cycle management provider to the emergency healthcare industry	12/2018	6.3%	327.9
JHP Pharmaceuticals, LLC(4)	Manufacturer of specialty pharmaceutical products	2/2019	6.3%	100.0
LJSS Acquisition, Inc.	Fluid power distribution company in the industrial and mobile equipment markets	10/2017	6.8%	162.8
MWI Holdings, Inc.(2)	Highly engineered springs, fastners, and other precision components	3/2019	7.4%	262.2
Nordco, Inc.	Designer and manufacturer of railroad maintenance-of-way machinery	6/2016	6.5%	113.2
Oak Parent, Inc.(2)	Manufacturer of athletic apparel	4/2018	8.0%	280.1
Opinionology, LLC and Survey Sampling International LLC	Provider of outsourced data collection to the market research industry	7/2017	8.5%	152.3
Penn Detroit Diesel Allison, LLC	Distributor of new equipment and aftermarket parts to the heavy-duty truck industry	12/2016	9.1%	65.3
PetroChoice Holdings, LLC	Provider of lubrication solutions	1/2017	10.0%	162.4
Power Buyer, LLC	Provider of emergency maintenance services for power transmission, distribution, and substation infrastructure	12/2018	8.8%	208.0
Powersport Auctioneer Holdings, LLC(4)	Powersport vehicle auction operator	12/2016	8.5%	40.5
Pregis Corporation, Pregis Intellipack Corp. and Pregis Innovative Packaging Inc.(2)	Provider of highly-customized and tailored protective packaging solutions	3/2017	7.8%	125.6
PSSI Holdings, LLC	Provider of mission-critical outsourced cleaning and sanitation services to the food processing industry	6/2017	6.5%	156.7
Selig Sealing Products, Inc.	Manufacturer of container sealing products for rigid packaging applications	3/2019	6.5%	159.6
Singer Sewing Company	Manufacturer of consumer sewing machines	6/2017	7.3%	199.0
Strategic Partners, Inc.	Designer, manufacturer and distributor of medical uniforms	8/2018	7.8%	233.8
Talent Partners G.P. and Print Payroll Services, G.P.	Provider of technology-enabled payroll to the advertising industry	10/2017	8.0%	65.5
The Teaching Company, LLC and The Teaching Company Holdings, Inc.(2)(4)	Education publications provider	3/2017	9.0%	113.3
WB Merger Sub, Inc.	Importer, distributor and developer of premium wine and spirits	12/2016	9.0%	163.8

				$6,129.6

(1)
Represents the weighted average annual stated interest rate as of March 31, 2013. All interest rates are payable in cash.

(2)
The Company also holds a portion of this company's first lien senior secured loan.

(3)
The Company also holds this company's second lien senior secured loan.

(4)
The Company holds an equity investment in this portfolio company.

 SSLP Loan Portfolio as of December 31, 2012

(dollar amounts in millions) Portfolio Company	Business Description	Maturity Date	Stated Interest Rate(1)	Principal Amount	Fair Value(2)
Access CIG, LLC(3)	Records and information management services provider	10/2017	7.0%	$152.8	$152.8
ADG, LLC	Dental services	10/2016	8.8%	199.4	199.4
AMZ Products Merger Corporation	Specialty chemicals manufacturer	12/2018	6.8%	240.0	240.0
BECO Holding Company, Inc.(5)	Wholesale distributor of first response fire protection equipment and related parts	12/2017	8.3%	160.0	160.0
Cambridge International, Inc.	Manufacturer of custom designed and engineered metal products	4/2018	8.0%	88.3	83.9
CCS Group Holdings, LLC(5)	Correctional facility healthcare operator	4/2016	8.0%	142.8	142.8
Chariot Acquisition, LLC	Distributor and designer of aftermarket golf cart parts and accessories	1/2018	8.8%	146.8	146.8
CIBT Holdings, Inc.(5)	Expedited travel document processing services	12/2017	8.5%	146.4	146.4
CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings LLC(3)(5)	Healthcare analysis services	3/2017	7.8%	284.9	273.5
CWD, LLC	Supplier of automotive aftermarket brake parts	3/2014	8.8%	119.8	110.2
Drayer Physical Therapy Institute, LLC	Outpatient physical therapy provider	7/2018	7.5%	138.1	138.1
Driven Holdings, LLC(5)	Automotive aftermarket car care franchisor	3/2017	7.0%	160.4	160.4
Excelligence Learning Corporation(5)	Developer, manufacturer and retailer of educational products	8/2016	8.0%	115.8	115.8
Fleischmann's Vinegar Company, Inc.	Manufacturer and marketer of industrial vinegar	5/2016	8.9%	59.6	59.6
Fox Hill Holdings, LLC	Operating company that develops middle market manufacturing and industrial distribution companies	12/2017	8.0%	292.5	292.5
III US Holdings, LLC	Provider of library automation software and systems	3/2018	7.6%	202.9	202.9
Implus Footcare, LLC(5)	Provider of footwear and other accessories	10/2016	9.5%	178.0	178.0
Instituto de Banca y Comercio, Inc. & Leeds IV Advisors, Inc.(5)	Private school operator	6/2015	10.5%	165.6	165.6
Intermedix Corporation(4)	Revenue cycle management provider to the emergency healthcare industry	12/2018	6.3%	330.0	330.0
LJSS Acquisition, Inc.	Fluid power distribution company in the industrial and mobile equipment markets	9/2017	6.8%	163.9	163.9
MWI Holdings, Inc.(3)	Highly engineered springs, fasteners, and other precision components	6/2017	8.0%	251.2	251.2
Nordco, Inc.	Designer and manufacturer of railroad maintenance-of-way machinery	6/2016	7.0%	113.2	113.2
Oak Parent, Inc.(3)	Manufacturer of athletic apparel	4/2018	8.0%	282.8	282.8
Opinionology, LLC and Survey Sampling International LLC	Provider of outsourced data collection to the market research industry	7/2017	8.5%	152.3	152.3
Penn Detroit Diesel Allison, LLC	Distributor of new equipment and aftermarket parts to the heavy-duty truck industry	12/2016	9.0%	65.3	65.3
PetroChoice Holdings, LLC	Provider of lubrication solutions	1/2017	10.0%	162.4	162.4
Power Buyer, LLC	Provider of emergency maintenance services for power transmission, distribution, and substation infrastructure	12/2018	8.8%	208.0	208.0
Powersport Auctioneer Holdings, LLC(5)	Powersport vehicle auction operator	12/2016	8.5%	40.7	40.7
Pregis Corporation, Pregis Intellipack Corp. and Pregis Innovative Packaging Inc.(3)	Provider of highly-customized and tailored protective packaging solutions	3/2017	7.8%	125.9	125.9
PSSI Holdings, LLC	Provider of mission-critical outsourced cleaning and sanitation services to the food processing industry	6/2017	6.8%	161.7	161.7
Selig Sealing Products, Inc.	Manufacturer of container sealing products for rigid packaging applications	7/2018	7.8%	169.6	169.6
Singer Sewing Company	Manufacturer of consumer sewing machines	6/2017	7.3%	199.0	199.0
Strategic Partners, Inc.	Designer, manufacturer and distributor of medical uniforms	8/2018	7.8%	234.4	234.4
Talent Partners G.P. and Print Payroll Services, G.P.	Provider of technology-enabled payroll to the advertising industry	10/2017	8.0%	65.5	65.5
The Teaching Company, LLC and The Teaching Company Holdings, Inc.(3)(5)	Education publications provider	3/2017	9.0%	113.9	113.9
WB Merger Sub, Inc.	Importer, distributor and developer of premium wine and spirits	12/2016	9.0%	164.2	164.2

				$5,998.1	$5,972.7

(1)
Represents the weighted average annual stated interest rate as of December 31, 2012. All interest rates are payable in cash.

(2)
Represents the fair value in accordance with ASC 820-10. The determination of such fair value is not included in the Company's board of directors valuation process described elsewhere herein.

(3)
The Company also holds a portion of this company's first lien senior secured loan.

(4)
The Company also holds this company's second lien senior secured loan.

(5)
The Company holds an equity investment in this portfolio company.

              The amortized cost and fair value of the SSLP Certificates held by the Company was $1.2 billion and $1.3 billion, respectively, as of March 31, 2013 and December 31, 2012. The SSLP Certificates pay a weighted average contractual coupon of three month LIBOR plus approximately 8.0% and also entitle the holders thereof to receive a portion of the excess cash flow from the underlying loan portfolio, which may result in a return to the holders of the SSLP Certificates that is greater than both the contractual coupon on the SSLP Certificates as well as the weighted average yield on the SSLP's portfolio of 7.7% and 8.0% as of March 31, 2013 and December 31, 2012, respectively. The Company's yield on its investment in the SSLP at fair value was 15.2% and 15.4% as of March 31, 2013 and December 31, 2012, respectively. For the three months ended March 31, 2013 and 2012, the Company earned interest income of $48.6 million and $43.3 million, respectively, from its investment in the SSLP Certificates.

              The Company is also entitled to certain fees in connection with the SSLP. For the three months ended March 31, 2013 and 2012, in connection with the SSLP, the Company earned capital structuring service fees and sourcing, management and other fees totaling $7.9 million and $13.9 million, respectively.

              Effective March 30, 2012, Ares Capital Management assumed from the Company the role of co-manager of the SSLP. However, this change did not impact the Company's economics in respect of its participation in the SSLP and Ares Capital Management does not receive any remuneration in respect of its co-manager role.

              Selected financial information for the SSLP as of and for the year ended December 31, 2012 is as follows:

(in millions)	As of and for the Year Ended December 31, 2012
Selected Balance Sheet Information:
Investments in loans receivable, net of discount for loan origination fees	$5,952.3
Cash and other assets	$369.2
Total assets	$6,321.5
Senior notes	$4,840.4
Other liabilities	$46.9
Total liabilities	$4,887.3
Subordinated certificates and members' capital	$1,434.2
Total liabilities and members' capital	$6,321.5
Selected Statement of Operations Information:
Total revenues	$479.4
Total expenses	$258.7
Net income	$220.7

RESULTS OF OPERATIONS

For the three months ended March 31, 2013 and 2012

              Operating results for the three months ended March 31, 2013 and 2012 are as follows:

	For the three months ended March 31,
(in millions)	2013	2012
Total investment income	$195.1	$167.7
Total expenses	92.2	88.0

Net investment income before income taxes	102.9	79.7
Income tax expense, including excise tax	3.8	2.7

Net investment income	99.1	77.0
Net realized gains (losses) on investments	11.7	(7.7)
Net unrealized gains (losses) on investments	(30.4)	36.2

Net increase in stockholders' equity resulting from operations	$80.4	$105.5

              Net income can vary substantially from period to period due to various factors, including acquisitions, the level of new investment commitments, the recognition of realized gains and losses and unrealized appreciation and depreciation. As a result, quarterly comparisons of net income may not be meaningful.

Investment Income

	For the three months ended March 31,
(in millions)	2013	2012
Interest income from investments	$144.2	$132.9
Capital structuring service fees	6.0	17.7
Dividend income	32.1	9.2
Management and other fees	4.5	4.9
Other income	8.3	3.0

Total investment income	$195.1	$167.7

              The increase in interest income from investments for the three months ended March 31, 2013 from the comparable period in 2012 was primarily due to the increase in the size of the portfolio, which increased from an average of $5.1 billion at amortized cost for the three months ended March 31, 2012 to an average of $5.9 billion at amortized cost for the comparable period in 2013. Even though new investment commitments increased slightly from $384 million for the three months ended March 31, 2012 to $410 million for the comparable period in 2013, capital structuring service fees decreased for the three months ended March 31, 2013 as compared to the comparable period in 2012 primarily due to the decrease in the average capital structuring service fees received as a percentage of total new investment commitments, which decreased from 4.6% for the three months ended March 31, 2012 to 1.5% for the comparable period in 2013. The decrease in the average capital structuring service fees percentage during the three months ended March 31, 2013 as compared to the comparable period in 2012 was primarily due to a higher amount of refinancing activity in existing portfolio companies as opposed to investments made in new portfolio companies. For the three months ended March 31, 2013, dividend income included $27.4 million from the Company's investment in IHAM as compared to $4.7 million for the comparable period in 2012. The dividend from IHAM for the three months ended

March 31, 2013 included an additional dividend of $17.4 million that was paid in addition to the quarterly dividend generally paid by IHAM. IHAM paid the additional dividend out of accumulated earnings that had previously been retained by IHAM. The increase in other income for the three months ended March 31, 2013 from the comparable period in 2012 was primarily attributable to higher amendment fees.

Operating Expenses

	For the three months ended March 31,
(in millions)	2013	2012
Interest and credit facility fees	$39.4	$32.8
Base management fees	23.2	20.0
Incentive fees related to pre-incentive fee net investment income	23.8	20.7
Incentive fees related to capital gains per GAAP	(3.8)	5.7
Professional fees	3.2	3.7
Administrative fees	2.6	2.3
Other general and administrative	3.8	2.8

Total operating expenses	$92.2	$88.0

              Interest and credit facility fees for the three months ended March 31, 2013 and 2012, were comprised of the following:

	For the three months ended March 31,
(in millions)	2013	2012
Stated interest expense	$29.9	$25.5
Facility fees	2.6	1.3
Amortization of debt issuance costs	3.5	3.4
Accretion of discount on notes payable	3.4	2.6

Total interest and credit facility fees expense	$39.4	$32.8

              Stated interest expense for the three months ended March 31, 2013 increased from the comparable period in 2012 due to the increase in the average principal amount of debt outstanding and an increase in our weighted average stated interest rate. For the three months ended March 31, 2013, our average principal debt outstanding was $2.1 billion as compared to $2.0 billion for the comparable period in 2012, and the weighted average stated interest rate on our debt was 5.8% for the three months ended March 31, 2013 as compared to 5.1% for the comparable period in 2012. The higher weighted average stated interest rate for the three months ended March 31, 2013 relates to having borrowed, on a relative basis, less from our lower-cost floating rate revolving debt facilities and having more debt outstanding under our fixed rate term debt obligations.

              The increase in base management fees and incentive fees related to pre-incentive fee net investment income for the three months ended March 31, 2013 from the comparable period in 2012 was primarily due to the increase in the size of the portfolio and in the case of incentive fees, the related increase in pre-incentive fee net investment income.

              For the three months ended March 31, 2013, we recorded a reduction of $3.8 million in the capital gains incentive fee expense accrual calculated in accordance with GAAP. For the three months ended March 31, 2012, the capital gains incentive fee expense accrual calculated in accordance with

GAAP was $5.7 million. The capital gains incentive fee accrued under GAAP includes an accrual related to unrealized capital appreciation, whereas the capital gains incentive fee actually payable under our investment advisory and management agreement does not. There can be no assurance that such unrealized capital appreciation will be realized in the future. The accrual for any capital gains incentive fee under GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reduction of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual. As of March 31, 2013, the total capital gains incentive fee liability calculated in accordance with GAAP was $65.5 million (included in management and incentive fees payable in the consolidated balance sheet). However, as of March 31, 2013, there was no capital gains fee actually payable under our investment advisory and management agreement. See Note 3 to the Company's consolidated financial statements for the three months ended March 31, 2013 for more information on the incentive and base management fees.

              Professional fees include legal, accounting, valuation and other professional fees incurred related to the management of the Company. Administrative fees represent fees paid to Ares Operations for our allocable portion of overhead and other expenses incurred by Ares Operations in performing its obligations under the administration agreement, including our allocable portion of the cost of certain of our executive officers and their respective staffs. Other general and administrative expenses include rent, insurance, depreciation, director's fees and other costs.

Income Tax Expense, Including Excise Tax

              The Company has elected to be treated as a RIC under the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, the Company must, among other things, timely distribute to its stockholders generally at least 90% of its investment company taxable income, as defined by the Code, for each year. In order to maintain its RIC status, the Company, among other things, has made and intends to continue to make the requisite distributions to its stockholders which will generally relieve the Company from U.S. federal corporate-level income taxes.

              Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year dividend distributions from such current year taxable income into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such income, the Company accrues excise tax on estimated excess taxable income as such taxable income is earned. For the three months ended March 31, 2013 and 2012, a net expense of $3.0 million and $2.0 million was recorded for U.S. federal excise tax, respectively.

              Certain of our consolidated subsidiaries are subject to U.S. federal and state income taxes. For the three months ended March 31, 2013 and 2012, we recorded a tax expense of approximately $0.8 million and $0.7 million, respectively, for these subsidiaries.

Net Realized Gains/Losses

              During the three months ended March 31, 2013, the Company had $235.7 million of sales, repayments or exits of investments resulting in $11.7 million of net realized gains. Net realized gains of $11.7 million on investments were comprised of $11.7 million of gross realized gains and $0.0 million of gross realized losses.

              The realized gains and losses on investments during the three months ended March 31, 2013 consisted of the following:

(in millions) Portfolio Company	Net Realized Gains (Losses)
Performant Financial Corporation	$8.6
Other, net	3.1

Total	$11.7

              During the three months ended March 31, 2012, the Company had $311.1 million of sales, repayments or exits of investments resulting in $7.7 million of net realized losses. These sales, repayments or exits included $6.2 million of investments sold to IHAM or certain vehicles managed by IHAM. There were no realized gains or losses on these transactions. Net realized losses of $7.7 million on investments were comprised of $0.6 million of gross realized gains and $8.3 million of gross realized losses.

              The realized gains and losses on investments during the three months ended March 31, 2012 consisted of the following:

(in millions) Portfolio Company	Net Realized Gains (Losses)
Huddle House, Inc.	$(1.7)
LVCG Holdings LLC	(6.6)
Other, net	0.6

Total	$(7.7)

Net Unrealized Gains/Losses

              We value our portfolio investments quarterly and the changes in value are recorded as unrealized gains or losses. Net unrealized gains and losses for the Company's portfolio were comprised of the following:

	For the three months ended March 31,
(in millions)	2013	2012
Unrealized appreciation	$31.3	$63.2
Unrealized depreciation	(56.9)	(35.8)
Net unrealized (appreciation) depreciation reversed related to net realized gains or losses(1)	(4.8)	8.8

Total net unrealized gains (losses) from investments	$(30.4)	$36.2

(1)
The net unrealized (appreciation) depreciation reversed related to net realized gains or losses represents the unrealized appreciation or depreciation recorded on the related asset at the end of the prior period.

              The changes in unrealized appreciation and depreciation during the three months ended March 31, 2013 consisted of the following:

(in millions) Portfolio Company	Net Unrealized Appreciation (Depreciation)
Apple & Eve, LLC	$3.6
Matrixx Initiatives, Inc.	3.0
La Paloma Generating Company, LLC	2.3
American Broadband Communications, LLC	2.2
Orion Food, LLC	(2.4)
ADF Capital, Inc.	(2.5)
Ciena Capital LLC	(4.1)
CitiPostal Inc.	(5.3)
UL Holding Co., LLC	(6.2)
Ivy Hill Asset Management, L.P.(1)	(26.4)
Other, net	10.2

Total	$(25.6)

(1)
See "Results of Operations—Investment Income" for discussion of the dividend income from IHAM during the period.

              The changes in unrealized appreciation and depreciation during the three months ended March 31, 2012 consisted of the following:

(in millions) Portfolio Company	Net Unrealized Appreciation (Depreciation)
Ivy Hill Asset Management, L.P.	$6.6
Firstlight Financial Corporation	6.2
ADF Restaurant Group, LLC	4.4
Savers, Inc.	4.2
Ciena Capital LLC	3.0
ICSH, Inc.	2.4
The Teaching Company, LLC	2.2
The Dwyer Group	2.1
Community Education Centers, Inc.	(2.4)
American Broadband Communications, LLC	(2.5)
RE Community Holdings II, Inc.	(2.5)
Orion Foods, LLC	(3.3)
Prommis Solutions, LLC	(4.3)
eInstruction Corporation	(6.3)
Other, net	17.6

Total	$27.4

For the years ended December 31, 2012, 2011 and 2010

              Operating results for the years ended December 31, 2012, 2011 and 2010 are as follows:

	For the Years Ended December 31,
(in millions)	2012	2011	2010
Total investment income	$748.0	$634.5	$483.4
Total expenses	387.9	344.6	262.2

Net investment income before income taxes	360.1	289.9	221.2
Income tax expense, including excise tax	11.2	7.5	5.4

Net investment income	348.9	282.4	215.8
Net realized gains on investments	46.7	96.6	45.5
Net unrealized gains (losses) on investments	115.3	(40.2)	230.7
Gain from the acquisition of Allied Capital	—	—	195.9
Realized losses on extinguishment of debt	(2.7)	(19.3)	(2.0)
Realized gain on sale of other assets	—	—	5.9

Net increase in stockholders' equity resulting from operations	$508.2	$319.5	$691.8

Investment Income

	For the Years Ended December 31,
(in millions)	2012	2011	2010
Interest income from investments	$571.5	$473.2	$393.6
Capital structuring service fees	102.1	97.4	54.7
Dividend income	39.7	38.4	14.4
Management and other fees	18.9	16.7	14.4
Other income	15.8	8.8	6.3

Total investment income	$748.0	$634.5	$483.4

              The increase in interest income from investments for the year ended December 31, 2012 from the comparable period in 2011 was primarily due to the increase in the size of the portfolio, which increased from an average of $4.6 billion at amortized cost for the year ended December 31, 2011 to an average of $5.5 billion at amortized cost for the comparable period in 2012. Even though new investment commitments decreased from $3.7 billion for the year ended December 31, 2011 to $3.2 billion for the comparable period in 2012, capital structuring service fees increased for the year ended December 31, 2012 from the comparable period in 2011 primarily due to the increase in the average capital structuring service fees received on new investments, which increased from 2.7% in 2011 to 3.2% in 2012. For the year ended December 31, 2012, dividend income included $19.9 million from the Company's investment in IHAM as well as $2.2 million of dividend income that was non-recurring in nature from non-income producing equity securities. The increase in other income for the year ended December 31, 2012 from the comparable period in 2011 was primarily attributable to higher amendment, letter of credit and agency fees.

              The increase in interest income from investments for the year ended December 31, 2011 from the comparable period in 2010 was primarily due to the increase in the size of the portfolio, which increased from an average of $3.7 billion at amortized cost for the year ended December 31, 2010 to an average of $4.6 billion at amortized cost from the comparable period in 2011. The increase in capital structuring service fees for the year ended December 31, 2011 from the comparable period in

2010 was primarily due to the increase in new investment commitments, which increased from $1.7 billion for the year ended December 31, 2010 to $3.7 billion for the comparable period in 2011. The increase in dividend income for the year ended December 31, 2011 from the comparable period in 2010 is primarily attributable to the increase in dividend income from IHAM, which was $7.3 million for the year ended December 31, 2010 and $19.0 million for the comparable period in 2011, which resulted from the growth of and increased earnings of IHAM. In addition, there was an increase in dividends from certain portfolio companies in which we have an equity investment. Total dividend income for the year ended December 31, 2011 included $10.3 million of dividend income that was non-recurring in nature from non-income producing equity securities.

Operating Expenses

	For the Years Ended December 31,
(in millions)	2012	2011	2010
Interest and credit facility fees	$143.0	$122.5	$79.3
Incentive fees related to pre-incentive fee net investment income	95.2	79.0	61.3
Incentive fees related to capital gains per GAAP	31.9	33.3	15.6
Base management fees	86.2	71.6	52.0
Professional fees	12.0	16.7	29.9
Administrative fees	9.3	9.5	10.9
Other general and administrative	10.3	12.0	13.2

Total operating expenses	$387.9	$344.6	$262.2

              Interest and credit facility fees for the years ended December 31, 2012, 2011 and 2010, were comprised of the following:

	For the Years Ended December 31,
(in millions)	2012	2011	2010
Stated interest expense	$113.1	$92.2	$57.7
Facility fees	5.6	6.1	4.6
Amortization of debt issuance costs	13.0	13.2	8.8
Accretion of discount on notes payable	11.3	11.0	8.2

Total interest and credit facility fees expense	$143.0	$122.5	$79.3

              Stated interest expense for the year ended December 31, 2012 increased from the comparable period in 2011 due to the increase in the average principal amount of debt outstanding and an increase in our weighted average stated interest rate of our debt. For the year ended December 31, 2012, our average principal debt outstanding was $2.2 billion as compared to $1.8 billion for the comparable period in 2011, and the weighted average stated interest rate on our debt was 5.2% for the year ended December 31, 2012 as compared to 5.1% for the comparable period in 2011.

              Stated interest expense for the year ended December 31, 2011 increased from the comparable period in 2010 due to the increase in our average principal debt outstanding and an increase in our weighted average stated interest rate of our debt. For the year ended December 31, 2011, our average principal debt outstanding was $1.8 billion as compared to $1.5 billion for the comparable period in 2010, and the weighted average stated interest rate on our debt was 5.1% as compared to 3.9% for the comparable period in 2010. Our weighted average stated interest rate of our debt for the year ended December 31, 2011 increased from 2010 due to having higher amounts of unsecured indebtedness, with longer durations to maturity and higher stated interest rates, outstanding during the comparable period in 2011. Amortization of debt issuance costs for the year ended December 31, 2011 increased from the comparable period in 2010 primarily due to the debt issuance costs associated with convertible notes that we issued in early 2011.

              The increase in base management fees and incentive fees related to pre-incentive fee net investment income for the year ended December 31, 2012 from the comparable period in 2011 and for the year ended December 31, 2011 from the comparable period in 2010 were both primarily due to the increase in the size of the portfolio and in the case of incentive fees, the related increase in pre-incentive fee net investment income.

              For the year ended December 31, 2012, 2011 and 2010 the capital gains incentive fee accrual calculated in accordance with GAAP was $31.9 million, $33.3 million and $15.6 million, respectively. As a result of an amendment to the capital gains portion of the incentive fee under our investment advisory and management agreement that was approved on June 6, 2011 (the "Capital Gains Amendment"), we accrued $26.0 million of capital gains incentive fees in accordance with GAAP for the year ended December 31, 2011 as a result of the application of the Capital Gains Amendment with respect to the assets purchased in the Allied Acquisition. The capital gains incentive fees accrued under GAAP includes an accrual related to unrealized capital appreciation, whereas the Capital Gains Fee actually payable under our investment advisory and management agreement does not. There can be no assurance that such unrealized capital appreciation will be realized in the future. The accrual for any capital gains incentive fee under GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reduction of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual. As of December 31, 2012, the total capital gains incentive fee accrual calculated in accordance with GAAP was $80.8 million (included in management and incentive fees payable in the consolidated balance sheet). However, the Capital Gains Fee actually payable under our investment advisory and management agreement for the year ended December 31, 2012 was $11.5 million. For the years ended December 31, 2011 and 2010, there was no Capital Gains Fee payable under our investment advisory and management agreement.

              See Note 3 to the Company's consolidated financial statements for the year ended December 31, 2012 for more information on the incentive and base management fees.

              Professional fees include legal, accounting, valuation and other professional fees incurred related to the management of the Company. The decrease in professional fees for the year ended December 31, 2012 from the comparable period in 2011 as well as the decrease from the year ended December 31, 2011 from the comparable period in 2010 primarily resulted from declines in professional fees related to the Allied Acquisition following its completion in 2010 and having substantially completed the integration of Allied Capital by early 2011. Administrative fees represent fees paid to Ares Operations for our allocable portion of overhead and other expenses incurred by Ares Operations in performing its obligations under the administration agreement, including our allocable portion of the cost of certain of our executive officers and their respective staffs. Other general and administrative expenses include rent, insurance, depreciation, director's fees and other costs.

Income Tax Expense, Including Excise Tax

              The Company has elected to be treated as a RIC under the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, the Company must, among other things, timely distribute to its stockholders generally at least 90% of its investment company taxable income, as defined by the Code, for each year. In order to maintain its RIC status, the Company, among other things, has made and intends to continue to make the requisite distributions to its stockholders which will generally relieve the Company from U.S. federal corporate-level income taxes.

              Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year dividend distributions from such current year taxable income into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such income, the Company accrues excise tax on estimated excess taxable income as such taxable income is earned. For the years ended December 31, 2012, 2011 and 2010, a net expense of $7.9 million, $6.6 million and $2.2 million was recorded for U.S. federal excise tax, respectively.

              Certain of our consolidated subsidiaries are subject to U.S. federal and state income taxes. For the years ended December 31, 2012, 2011 and 2010, we recorded a tax expense of approximately $3.2 million, $0.9 million and $3.2 million, respectively, for these subsidiaries.

Net Realized Gains/Losses

              During the year ended December 31, 2012, the Company had $2.5 billion of sales, repayments or exits of investments resulting in $46.7 million of net realized gains. These sales, repayments or exits included $256.9 million of investments sold to IHAM and certain vehicles managed by IHAM. A net realized gain of $2.3 million was recorded on these transactions. See Note 14 to the Company's consolidated financial statements for the year ended December 31, 2012 for more detail on IHAM and its managed vehicles. Net realized gains of $46.7 million on investments were comprised of $172.0 million of gross realized gains and $125.3 million of gross realized losses. Additionally, during the year ended December 31, 2012, in connection with the repayment in full of the $60 million aggregate principal amount of the Company's asset-backed notes (the "CLO Notes") issued under its 2006 debt securitization (the "Debt Securitization") ahead of their scheduled maturities, $2.7 million of unamortized debt issuance costs were expensed and recorded as a realized loss on the extinguishment of debt.

              The realized gains and losses on investments during the year ended December 31, 2012 consisted of the following:

(in millions) Portfolio Company	Net Realized Gains (Losses)
Reed Group, Ltd.	$41.5
Stag-Parkway, Inc.	30.0
R3 Education, Inc. and EIC Acquisitions Corp.	18.3
Savers, Inc. and SAI Acquisition Corporation	15.2
BenefitMall Holdings Inc.	12.5
Things Remembered Inc. and TRM Holdings Corporation	9.6
Sunquest Information Systems, Inc.	9.1
Norwesco	5.7
OTG Management, Inc.	4.0
Crescent Hotels & Resorts, LLC and affiliates	(5.5)
LVCG Holdings LLC	(6.6)
Direct Buy Holdings, Inc. and Direct Buy Investors, LP	(8.3)
Aquila Binks Forest Development, LLC	(9.5)
Making Memories Wholesale, Inc.	(12.3)
Firstlight Financial Corporation	(26.0)
Prommis Solutions, LLC	(46.8)
Other, net	15.8

Total (net)	$46.7

              During the year ended December 31, 2011, the Company had $2.5 billion of sales, repayments or exits of investments resulting in $96.6 million of net realized gains. These sales, repayments or exits included $261.3 million of investments sold to IHAM or certain vehicles managed by IHAM. A net realized gain of $0.1 million was recorded on these transactions. Net realized gains of $96.6 million on investments were comprised of $249.1 million of gross realized gains and $152.5 million of gross realized losses. Additionally, during the year ended December 31, 2011, in connection with the redemptions of all of the Company's outstanding 6.000% notes due on April 1, 2012 (the "2012 Notes") and all the Company's outstanding 6.625% notes due on July 15, 2011 (the "2011 Notes"), the Company recognized a realized loss on the extinguishment of debt of $19.3 million.

              The realized gains and losses on investments during the year ended December 31, 2011 consisted of the following:

(in millions) Portfolio Company	Net Realized Gains (Losses)
Reflexite Corporation	$40.9
DSI Renal, Inc.	27.5
Callidus Debt Partners CLO Fund VI, Ltd.	23.9
Industrial Container Services, LLC	19.9
Dryden XVIII Leveraged Loan 2007 Limited	19.3
Penn Detroit Diesel Allison, LLC	18.4
Callidus MAPS CLO Fund I LLC	15.0
Callidus Debt Partners CLO Fund VII, Ltd.	10.8
Callidus MAPS CLO Fund II, Ltd.	8.2
Callidus Debt Partners CLO Fund IV, Ltd.	8.0
Callidus Debt Partners CLO Fund V, Ltd.	5.7
Border Foods, Inc.	5.2
Driven Brands, Inc.	4.5
Callidus Debt Partners CLO Fund III, Ltd.	4.4
Sigma International Group, Inc.	(4.3)
AWTP, LLC	(7.6)
Universal Trailer Corporation	(7.9)
HB&G Building Products, Inc.	(9.1)
Summit Business Media, LLC	(10.1)
Wastequip, Inc.	(10.2)
Coverall North America, Inc.	(12.3)
Primis Marketing Group, Inc.	(14.1)
Cook Inlet Alternative Risk, LLC	(15.7)
Direct Buy Holdings, Inc.	(17.7)
MPBP Holdings, Inc.	(27.7)
Other, net	21.6

Total (net)	$96.6

              During the year ended December 31, 2010, the Company had $1.6 billion of sales, repayments or exits of investments resulting in $45.5 million of net realized gains. These sales, repayments or exits included $113.1 million of investments sold to IHAM or certain vehicles managed by IHAM. A net realized loss of $1.3 million was recorded on these transactions. Net realized gains of $45.5 million on investments were comprised of $64.6 million of gross realized gains and $19.1 million of gross realized losses. Additionally, during the year ended December 31, 2010, the Company purchased $19.4 million aggregate principal amount of the 2011 Notes and $34.4 million aggregate principal amount of the 2012 Notes. As a result of these transactions, the Company recognized a realized loss on the extinguishment of debt of $2.0 million.

              The realized gains and losses on investments during the year ended December 31, 2010 consisted of the following:

(in millions) Portfolio Company	Net Realized Gains (Losses)
Air Medical Group Holdings, LLC	$14.9
Bumble Bee Foods, LLC	6.1
Growing Family, Inc.	(7.7)
Other, net	32.2

Total (net)	$45.5

Net Unrealized Gains/Losses

              We value our portfolio investments quarterly and the changes in value are recorded as unrealized gains or losses. Net unrealized gains and losses for the Company's portfolio for the years ended December 31, 2012, 2011 and 2010, were comprised of the following:

	For the Years Ended December 31,
(in millions)	2012	2011	2010
Unrealized appreciation	$151.0	$144.1	$317.5
Unrealized depreciation	(126.7)	(205.1)	(85.3)
Net unrealized (appreciation) depreciation reversed related to net realized gains or losses(1)	91.0	20.8	(1.5)

Total net unrealized gains (losses) from investments	$115.3	$(40.2)	$230.7

(1)
The net unrealized (appreciation) depreciation reversed related to net realized gains or losses represents the unrealized appreciation or depreciation recorded on the related asset at the end of the prior period.

              The changes in unrealized appreciation and depreciation during the year ended December 31, 2012 consisted of the following:

(in millions) Portfolio Company	Net Unrealized Appreciation (Depreciation)
Ivy Hill Asset Management, L.P.	$41.6
ADF Restaurant Group, LLC	12.2
R3 Education, Inc.	6.9
Performant Financial Corporation	6.5
Tradesmen International, Inc.	6.5
AWTP, LLC	6.2
Financial Pacific Company	6.0
ELC Acquisition Corp.	5.1
The Dwyer Group	5.0
Campus Management Corp.	(4.5)
Community Education Centers, Inc.	(4.6)
Matrixx Initiatives, Inc.	(4.8)
HCP Acquisition Holdings, LLC	(6.2)
UL Holding Co., LLC	(7.0)
RE Community Holdings II, Inc.	(7.3)
American Broadband Communications, LLC	(8.5)
Orion Foods, LLC	(10.4)
eInstruction Corporation	(16.7)
MVL Group, Inc	(27.9)
Other, net	26.2

Total (net)	$24.3

              The changes in unrealized appreciation and depreciation during the year ended December 31, 2011 consisted of the following:

(in millions) Portfolio Company	Net Unrealized Appreciation (Depreciation)
Ivy Hill Asset Management, L.P.	$48.9
Firstlight Financial Corporation	15.4
BenefitMall Holdings, Inc.	9.5
Things Remembered Inc.	5.5
American Broadband Holding Company	5.3
Insight Pharmaceuticals Corporation	4.9
Savers, Inc.	4.9
The Step2 Company, LLC	(4.5)
Direct Buy Holdings, Inc.	(5.6)
VSS-Tranzact Holdings, LLC	(6.3)
Orion Foods, LLC	(6.8)
Making Memories Wholesale, Inc.	(7.0)
Reed Group, Ltd.	(8.3)
CitiPostal Inc.	(11.0)
Pillar Processing, LLC	(12.6)
Ciena Capital LLC	(27.0)
eInstruction Corporation	(27.9)
Prommis Solutions, LLC	(43.2)
Other, net	4.8

Total (net)	$(61.0)

              The changes in unrealized appreciation and depreciation during the year ended December 31, 2010 consisted of the following:

(in millions) Portfolio Company	Net Unrealized Appreciation (Depreciation)
DSI Renal Inc.	$24.7
Senior Secured Loan Fund LLC	24.3
Ivy Hill Asset Management, L.P.	21.6
R3 Education, Inc.	16.3
Stag-Parkway, Inc.	15.5
Callidus Debt Partners CDO Fund VI, Ltd.	12.7
Hot Stuff Foods, LLC	11.3
Things Remembered, Inc.	11.1
Dryden XVIII Leveraged Loan 2007 Limited	8.2
Vantage Oncology, Inc.	7.8
Tradesmen International, Inc.	7.7
Industrial Container Services, LLC	7.0
Callidus Debt Partners CDO Fund VII, Ltd.	7.0
S.B. Restaurant Company	6.8
Callidus MAPS CLO Fund I, Ltd.	6.2
Reflexite Corporation	5.9
Callidus MAPS CLO Fund II, Ltd.	5.7
Component Hardware Group, Inc.	5.5
Woodstream Corporation	5.2
American Broadband Holding Company	4.8
Callidus Debt Partners CDO Fund IV, Ltd.	4.7
Direct Buy Holdings, Inc.	4.2
The Step2Company, LLC	4.0
MPBP Holdings, Inc.	(4.7)
Reed Group, Ltd.	(5.6)
Ciena Capital LLC	(6.1)
Aquila Binks Forest Development, LLC	(6.5)
ADF Restaurant Group, LLC	(6.7)
Coverall North America, Inc.	(7.6)
Other, net	41.2

Total (net)	$232.2

FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES

              The Company's liquidity and capital resources are generated primarily from the net proceeds of public offerings of equity and debt securities, advances from the Facilities, net proceeds from the issuance of other securities, including convertible notes, as well as cash flows from operations.

              As of March 31, 2013, the Company had $102.5 million in cash and cash equivalents and $2.2 billion in total debt outstanding at carrying value ($2.3 billion at principal amount). Subject to leverage and borrowing base restrictions, the Company had approximately $1.6 billion available for additional borrowings under the Facilities as of March 31, 2013.

              We may from time to time seek to retire or repurchase our common stock through cash purchases, as well as retire, cancel or purchase our outstanding debt through cash purchases and/or exchanges, in open market purchases, privately negotiated transactions or otherwise. Such repurchases or exchanges, if any, will depend on prevailing market conditions, our liquidity requirements, contractual and regulatory restrictions and other factors. The amounts involved may be material. In addition, we may from time to time enter into additional debt facilities, increase the size of existing facilities or issue additional debt securities, including unsecured debt and/or debt securities convertible into common stock. Any such incurrence or issuance would be subject to prevailing market conditions, our liquidity requirements, contractual and regulatory restrictions and other factors. In accordance with the Investment Company Act, with certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, calculated pursuant to the Investment Company Act, is at least 200% after such borrowing.

Equity Issuances

              The following table summarizes the total shares issued and proceeds we received in underwritten public offerings of our common stock net of underwriting discounts and offering costs for the years ended December 31, 2012 and 2010. There were no sales of our equity securities during the three months ended March 31, 2013 and the year ended December 31, 2011. See "Recent Developments" as well as Note 15 to our consolidated financial statements for the three months ended March 31, 2013 for more information on an equity offering completed subsequent to March 31, 2013.

(in millions, except per share data)	Shares issued	Offering price per share		Proceeds net of underwriting discounts and offering costs
2012
August 2012 public offering	25.9	$16.55	(1)	$427.6
January 2012 public offering	16.4	$15.41	(2)	$252.4

Total for the year ended December 31, 2012	42.3			$680.0
2010
November 2010 public offering	11.5	$16.50		$180.6
February 2010 public offering	23.0	$12.75		$277.2

Total for the year ended December 31, 2010	34.5			$457.8

(1)
The shares were sold to the underwriters for a price of $16.55 per share, which the underwriters were then permitted to sell at variable prices to the public.

(2)
The shares were sold to the underwriters for a price of $15.41 per share, which the underwriters were then permitted to sell at variable prices to the public.

              The Company used the net proceeds from these public equity offerings in 2012 and 2010 to repay outstanding debt and for general corporate purposes, which included funding investments in accordance with our investment objective.

              As of March 31, 2013, total equity market capitalization for the Company was $4.5 billion compared to $4.4 billion as of December 31, 2012.

Debt Capital Activities

              Our debt obligations consisted of the following as of March 31, 2013 and December 31, 2012:

	As of
	March 31, 2013					December 31, 2012
(in millions)	Total Aggregate Principal Amount Available/ Outstanding(1)		Principal Amount	Carrying Value		Total Aggregate Principal Amount Available/ Outstanding(1)		Principal Amount	Carrying Value
Revolving Credit Facility	$900.0	(2)	$—	$—		$900.0	(2)	$—	$—
Revolving Funding Facility	620.0	(3)	280.0	280.0		620.0	(3)	300.0	300.0
SMBC Funding Facility	400.0		—	—		400.0		—	—
February 2016 Convertible Notes	575.0		575.0	550.4	(4)	575.0		575.0	548.5	(4)
June 2016 Convertible Notes	230.0		230.0	219.5	(4)	230.0		230.0	218.8	(4)
2017 Convertible Notes	162.5		162.5	158.5	(4)	162.5		162.5	158.3	(4)
2018 Convertible Notes	270.0		270.0	263.1	(4)	270.0		270.0	262.8	(4)
February 2022 Notes	143.8		143.8	143.8		143.8		143.8	143.8
October 2022 Notes	182.5		182.5	182.5		182.5		182.5	182.5
2040 Notes	200.0		200.0	200.0		200.0		200.0	200.0
2047 Notes	230.0		230.0	181.3	(5)	230.0		230.0	181.2	(5)

	$3,913.8		$2,273.8	$2,179.1		$3,913.8		$2,293.8	$2,195.9

(1)
Subject to borrowing base and leverage restrictions. Represents the total aggregate amount committed or outstanding, as applicable, under such instrument.

(2)
Provides for a feature that allows the Company, under certain circumstances, to increase the size of the Revolving Credit Facility to a maximum of $1,350.0 million as of March 31, 2013. See Note 15 for subsequent events relating to the Revolving Credit Facility.

(3)
Provides for a feature that allows the Company and Ares Capital CP, under certain circumstances, to increase the size of the Revolving Funding Facility to a maximum of $865.0 million.

(4)
Represents the aggregate principal amount outstanding of the Convertible Unsecured Notes less the unaccreted discount initially recorded upon issuance of the Convertible Unsecured Notes. The total unaccreted discount for the February 2016 Convertible Notes, the June 2016 Convertible Notes, the 2017 Convertible Notes, and the 2018 Convertible was $24.6 million, $10.5 million, $4.0 million and $6.9 million, respectively, as of March 31, 2013. The total unaccreted discount for the February 2016 Convertible Notes, the June 2016 Convertible Notes, the 2017 Convertible Notes and the 2018 Convertible Notes was $26.5 million, $11.2 million, $4.2 million and $7.2 million, respectively, as of December 31, 2012.

(5)
Represents the aggregate principal amount outstanding less the unaccreted purchased discount. The total unaccreted purchased discount on the 2047 Notes was $48.7 million and $48.8 million as of March 31, 2013 and December 31, 2012.

              The weighted average stated interest rate and weighted average maturity, both on aggregate principal amount, of all our debt outstanding as of March 31, 2013 were 5.5% and 9.6 years, respectively and as of December 31, 2012 were 5.5% and 9.8 years, respectively. The ratio of total carrying value of debt outstanding to stockholders' equity as of March 31, 2013 and December 31, 2012 was 0.55:1.00.

              In accordance with the Investment Company Act, with certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as calculated in accordance with the Investment Company Act, is at least 200% after such borrowing. As of March 31, 2013, our asset coverage was 283%.

    Revolving Credit Facility

              In December 2005, we entered into the Revolving Credit Facility, which as of March 31, 2013 allowed us to borrow up to $900 million at any one time outstanding. As of March 31, 2013, the end of the revolving period and the stated maturity date for the Revolving Credit Facility were May 4, 2015 and May 4, 2016, respectively. The Revolving Credit Facility also provides for a feature that as of March 31, 2013 allows us, under certain circumstances, to increase the size of the facility to a maximum of $1.35 billion. As of March 31, 2013, the interest rate charged on the Revolving Credit Facility was based on LIBOR plus an applicable spread of 2.25% or a "base rate" (as defined in the agreements governing the Revolving Credit Facility) plus an applicable spread of 1.25%. Additionally, we are required to pay a commitment fee of 0.375% per annum on any unused portion of the Revolving Credit Facility. As of March 31, 2013, there were no amounts outstanding under the Revolving Credit Facility and we were in compliance in all material respects with the terms of the Revolving Credit Facility. See "Recent Developments", as well as Note 15 to our consolidated financial statements for the three months ended March 31, 2013 for more information on a recent amendment to the Revolving Credit Facility.

    Revolving Funding Facility

              In October 2004, we established through our consolidated subsidiary, Ares Capital CP, the Revolving Funding Facility, which as of March 31, 2013 allowed Ares Capital CP to borrow up to $620 million at any one time outstanding. The Revolving Funding Facility is secured by all of the assets held by, and its membership interest in, Ares Capital CP. The end of the reinvestment period and the stated maturity date for the Revolving Funding Facility are April 18, 2015 and April 18, 2017, respectively. The Revolving Funding Facility also provides for a feature that allows, under certain circumstances, for an increase in the size of the facility to a maximum of $865 million. The interest rate charged on the Revolving Funding Facility is one month LIBOR plus an applicable spread ranging from 2.25% to 2.50% over LIBOR and ranging from 1.25% to 1.50% over "base rate," (as defined in the agreements governing the Revolving Funding Facility) in each case, determined monthly based on the composition of the borrowing base relative to outstanding borrowings under the facility. Additionally, we are required to pay a commitment fee of between 0.50% and 1.75% depending on the size of the unused portion of the Revolving Funding Facility. As of March 31, 2013, the principal amount outstanding under the Revolving Funding Facility was $280.0 million and we and Ares Capital CP were in compliance in all material respects with the terms of the Revolving Funding Facility.

    SMBC Funding Facility

              In January 2012, we established through our consolidated subsidiary, ACJB, the SMBC Funding Facility, which as of March 31, 2013 allowed ACJB to borrow up to $400 million at any one time outstanding. The SMBC Funding Facility is secured by all of the assets held by ACJB. The end of the reinvestment period and the stated maturity date for the SMBC Funding Facility are September 14, 2015 and September 14, 2020, respectively. The reinvestment period and the stated maturity date are both subject to two one-year extensions by mutual agreement. The interest rate charged on the SMBC Funding Facility is based on one month LIBOR plus an applicable spread of 2.125% or a "base rate" (as defined in the agreements governing the SMBC Funding Facility) plus an applicable spread of 1.125%. ACJB is not required to pay a commitment fee until September 15, 2013, at which time ACJB is required to pay a commitment fee of 0.50% depending on the size of the unused portion of the

SMBC Funding Facility. As of March 31, 2013, there were no amounts outstanding under the SMBC Funding Facility and we and ACJB were in compliance in all material respects with the terms of the SMBC Funding Facility.

    Convertible Unsecured Notes

              In January 2011, we issued $575 million aggregate principal amount of unsecured convertible senior notes that mature on February 1, 2016, unless previously converted or repurchased in accordance with their terms. In March 2011, we issued $230 million aggregate principal amount of unsecured convertible senior notes that mature on June 1, 2016, unless previously converted or repurchased in accordance with their terms. In March 2012, we issued $162.5 million aggregate principal amount of unsecured convertible senior notes that mature on March 15, 2017, unless previously converted or repurchased in accordance with their terms. In the fourth quarter of 2012, we issued $270.0 million aggregate principal amount of unsecured convertible senior notes that mature on January 15, 2018, unless previously converted or repurchased in accordance with their terms. We do not have the right to redeem the Convertible Unsecured Notes prior to maturity. The February 2016 Convertible Notes, the June 2016 Convertible Notes, the 2017 Convertible Notes and the 2018 Convertible Notes bear interest at a rate of 5.750%, 5.125%, 4.875% and 4.750%, respectively, per year, payable semi-annually.

              In certain circumstances, the Convertible Unsecured Notes will be convertible into cash, shares of our common stock or a combination of cash and shares of our common stock, at our election, at their respective conversion rates (listed below as of March 31, 2013) subject to customary anti-dilution adjustments and the requirements of their respective indenture (the "Convertible Unsecured Notes Indentures"). Prior to the close of business on the business day immediately preceding their respective conversion date (listed below), holders may convert their Convertible Unsecured Notes only under certain circumstances set forth in the respective Convertible Unsecured Notes Indenture. On or after their respective conversion dates until the close of business on the scheduled trading day immediately preceding their respective maturity date, holders may convert their Convertible Unsecured Notes at any time. In addition, if we engage in certain corporate events as described in their respective Convertible Unsecured Notes Indenture, holders of the Convertible Unsecured Notes may require us to repurchase for cash all or part of the Convertible Unsecured Notes at a repurchase price equal to 100% of the principal amount of the Convertible Unsecured Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

              Certain key terms related to the convertible features for each of the Convertible Unsecured Notes are listed below.

	February 2016 Convertible Notes	June 2016 Convertible Notes	2017 Convertible Notes	2018 Convertible Notes
Conversion premium	17.5%	17.5%	17.5%	17.5%
Closing stock price at issuance	$16.28	$16.20	$16.46	$16.91
Closing stock price date	January 19, 2011	March 22, 2011	March 8, 2012	October 3, 2012
Conversion price as of March 31, 2013(1)	$18.86	$18.77	$19.20	$19.81
Conversion rate as of March 31, 2013 (shares per one thousand dollar principal amount)(1)	53.0167	53.2786	52.0894	50.4731
Conversion dates	August 15, 2015	December 15, 2015	September 15, 2016	July 15, 2017

(1)
Represents conversion rate and conversion price, as applicable, taking into account certain de minimis adjustments that will be made on the conversion date.

    Unsecured Notes

    February 2022 Notes

              In February 2012, we issued $143.8 million in aggregate principal amount of senior unsecured notes, which bear interest at a rate of 7.00% per year and mature on February 15, 2022. The February 2022 Notes require payment of interest quarterly, and all principal is due upon maturity. These notes are redeemable in whole or in part at any time or from time to time at our option on or after February 15, 2015, at a par redemption price of $25.00 per security plus accrued and unpaid interest.

    October 2022 Notes

              In September 2012 and October 2012, we issued $182.5 million in aggregate principal amount of senior unsecured notes, which bear interest at a rate of 5.875% per year and mature on October 1, 2022. The October 2022 Notes require payment of interest quarterly and all principal is due upon maturity. These notes are redeemable in whole or in part at any time or from time to time at our option on or after October 1, 2015, at a par redemption price of $25.00 per security plus accrued interest and unpaid interest.

    2040 Notes

              In October 2010, we issued $200.0 million in aggregate principal amount of senior unsecured notes which bear interest at a rate of 7.75% and mature on October 15, 2040. The 2040 Notes require payment of interest quarterly, and all principal is due upon maturity. These notes are redeemable in whole or in part at any time or from time to time at our option on or after October 15, 2015, at a par redemption price of $25.00 per security plus accrued and unpaid interest.

    2047 Notes

              As part of the Allied Acquisition, we assumed $230.0 million aggregate principal amount of senior unsecured notes which bear interest at a rate of 6.875% and mature on April 15, 2047. The 2047 Notes require payment of interest quarterly, and all principal is due upon maturity. These notes are redeemable in whole or in part at any time or from time to time at our option, at a par redemption price of $25.00 per security plus accrued and unpaid interest and upon the occurrence of certain tax events as described in the indenture governing the 2047 Notes.

              As of March 31, 2013 we were in compliance in all material respects with the terms of the indentures governing the Unsecured Notes.

              The Convertible Unsecured Notes and the Unsecured Notes are our senior unsecured obligations and rank senior in right of payment to our existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Unsecured Notes and the Unsecured Notes; equal in right of payment to our existing and future unsecured indebtedness that is not expressly subordinated; effectively junior in right of payment to any of our secured indebtedness (including existing unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

              See Note 5 to our consolidated financial statements for the three months ended March 31, 2013 for more detail on the Company's debt obligations.

OFF BALANCE SHEET ARRANGEMENTS

              The Company has various commitments to fund investments in its portfolio, as described below.

              As of March 31, 2013 and December 31, 2012, the Company had the following commitments to fund various revolving and delayed draw senior secured and subordinated loans, including commitments to fund which are at (or substantially at) the Company's discretion:

	As of
(in millions)	March 31, 2013	December 31, 2012
Total revolving and delayed draw commitments	$517.0	$466.6
Less: funded commitments	(98.5)	(107.1)

Total unfunded commitments	418.5	359.5
Less: commitments substantially at discretion of the Company	(28.2)	(6.0)
Less: unavailable commitments due to borrowing base or other covenant restrictions	(2.2)	(0.6)

Total net adjusted unfunded revolving and delayed draw commitments	$388.1	$352.9

              Included within the total revolving and delayed draw commitments as of March 31, 2013 were commitments to issue up to $63.9 million in standby letters of credit through a financial intermediary on behalf of certain portfolio companies. Under these arrangements, if the standby letters of credit were to be issued, the Company would be required to make payments to third parties if the portfolio companies were to default on their related payment obligations. As of March 31, 2013, the Company had $43.1 million in standby letters of credit issued and outstanding under these commitments on behalf of the portfolio companies, of which no amounts were recorded as a liability on our balance sheet as such letters of credit are considered in the valuation of the investments in the portfolio company. Of these letters of credit, $43.0 million expire in 2013 and $0.1 million expire in 2014.

              As of March 31, 2013 and December 31, 2012, the Company was party to subscription agreements to fund equity investments in private equity investment partnerships as follows:

	As of
(in millions)	March 31, 2013	December 31, 2012
Total private equity commitments	$134.7	$131.0
Less: funded private equity commitments	(71.0)	(66.5)

Total unfunded private equity commitments	63.7	64.5
Less: private equity commitments substantially at discretion of the Company	(48.0)	(53.1)

Total net adjusted unfunded private equity commitments	$15.7	$11.4

              In addition, as of March 31, 2013 and December 31, 2012, the Company had outstanding guarantees or similar obligations on behalf of certain portfolio companies totaling $0.8 million.

              In the ordinary course of business, we may sell certain of our investments to third party purchasers. In particular, in connection with the sale of certain controlled portfolio company equity investments (as well as certain other sales) we have, and may continue to do so in the future, agreed to indemnify such purchasers for future liabilities arising from the investments and the related sale transaction. Such indemnification provisions may give rise to future liabilities.

              As of March 31, 2013, one of the Company's portfolio companies, Ciena Capital LLC ("Ciena"), had one non-recourse securitization Small Business Administration ("SBA") loan warehouse facility, which has reached its maturity date but remains outstanding. Ciena is working with the providers of the SBA loan warehouse facility with regard to the repayment of that facility. Allied Capital had previously issued a performance guaranty (which Ares Capital succeeded to as a result of the Allied Acquisition) whereby Ares Capital must indemnify the warehouse providers for any damages, losses, liabilities and related costs and expenses that they may incur as a result of Ciena's failure to perform any of its obligations as loan originator, loan seller or loan servicer under the warehouse facility. As of March 31, 2013, there were no known issues or claims with respect to this performance guaranty.

RECENT DEVELOPMENTS

              In April 2013, we completed the April 2013 Offering pursuant to which we sold 19,147,500 shares of common stock at a price of $17.43 per share to the participating underwriters. Total proceeds from the April 2013 Offering, net of estimated offering expenses payable by us, were approximately $333.2 million.

              In May 2013, we entered into an amendment to the Revolving Credit Facility. The amendment, among other things, (1) extended the end of the revolving period from May 4, 2015 to May 4, 2017, (2) extended the stated maturity date from May 4, 2016 to May 4, 2018, (3) reduced the interest rate charged from LIBOR plus an applicable spread of 2.25% or a "base rate" (as defined in the agreements governing the Revolving Credit Facility) plus an applicable spread of 1.25% to LIBOR plus an applicable spread of 2.00% or a "base rate" plus an applicable spread of 1.00% and (4) increased total commitments to $930 million as well as provided for a feature that allows us, under certain circumstances, to increase the size of the Revolving Credit Facility to a maximum of $1,400 million.

              From April 1, 2013 through May 31, 2013, we made new investment commitments of $994 million, of which $929 million were funded. Of these new commitments, 75% were in first lien senior secured loans, 15% were investments in subordinated certificates of the SSLP, the proceeds of which were applied to co-investments with GE to fund first lien senior secured loans through the SSLP and 10% were in second lien senior secured loans. Of the $994 million of new investment commitments, 92% were floating rate and 8% were fixed rate. The weighted average yield of debt and other income producing securities funded during the period at amortized cost was 9.8%. We may seek to syndicate a portion of these new investment commitments, although there can be no assurance that we will be able to do so.

              From April 1, 2013 through May 31, 2013, we exited $273 million of investment commitments. Of these investment commitments, 68% were second lien senior secured loans, 27% were first lien senior secured loans, 3% were senior subordinated debt and 2% were preferred equity securities. Of the $273 million of exited investment commitments, 68% were fixed rate, 28% were floating rate, 3% were non-interest bearing and 1% were on non-accrual status. The weighted average yield of debt and other income producing securities exited or repaid during the period at amortized cost was 10.4%. On the $273 million of investment commitments exited from April 1, 2013 through May 31, 2013, we recognized total net realized gains of approximately $4 million.

              In addition, as of May 31, 2013, we had an investment backlog and pipeline of approximately $355 million and $500 million, respectively. Investment backlog includes transactions approved by our investment adviser's investment committee and/or for which a formal mandate, letter of intent or a signed commitment have been issued, and therefore we believe are likely to close. Investment pipeline includes transactions where due diligence and analysis are in process, but no formal mandate, letter of intent or signed commitment have been issued. The consummation of any of the investments in this backlog and pipeline depends upon, among other things, one or more of the following: satisfactory completion of our due diligence investigation of the prospective portfolio company, our acceptance of the terms and structure of such investment and the execution and delivery of satisfactory transaction documentation. In addition, we may syndicate a portion of these investments. We cannot assure you that we will make any of these investments or that we will syndicate any portion of these investments.

CRITICAL ACCOUNTING POLICIES

Basis of Presentation

              The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with GAAP, and include the accounts of the Company and its consolidated subsidiaries. The consolidated financial statements reflect all adjustments and reclassifications that, in the opinion of management, are necessary for the fair presentation of the results of the operations and financial condition as of and for the periods presented. All significant intercompany balances and transactions have been eliminated.

Cash and Cash Equivalents

              Cash and cash equivalents include funds from time to time deposited with financial institutions and short-term, liquid investments in a money market fund. Cash and cash equivalents are carried at cost which approximates fair value.

Concentration of Credit Risk

              The Company places its cash and cash equivalents with financial institutions and, at times, cash held in money market accounts may exceed the Federal Deposit Insurance Corporation insured limit.

Investments

              Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. Unrealized gains or losses primarily reflect the change in investment values, including the reversal of previously recorded unrealized gains or losses when gains or losses are realized.

              Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, we look at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available (i.e., substantially all of our investments) are valued at fair value as determined in good faith by our board of directors, based on, among other things, the input of our investment adviser, audit committee and independent third-party valuation firms that have been engaged at the direction of our board of directors to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing 12 month period (with certain de minimis exceptions) and under a valuation policy and a consistently applied valuation process. The valuation process is conducted at the end of each fiscal quarter, and a minimum of 50% of our portfolio at fair value is subject to review by an independent valuation firm each quarter. In addition, our independent registered public accounting firm reviews our valuation process as part of their overall integrated audit.

              As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments: the enterprise value of a portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to any similar publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate our valuation.

              Because there is not a readily available market value for most of the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by our board of directors, as described herein. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize significantly less than the value at which we have recorded it.

              In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

              Our board of directors undertakes a multi-step valuation process each quarter, as described below:

  •
  Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment in conjunction with our portfolio management team.

  •
  Preliminary valuations are reviewed and discussed with our investment adviser's management and investment professionals, and then valuation recommendations are presented to our board of directors.

  •
  The audit committee of our board of directors reviews these valuations, as well as the input of third parties, including independent third-party valuation firms, with respect to the valuations of a minimum of 50% of our portfolio at fair value.

  •
  Our board of directors discusses valuations and ultimately determines the fair value of each investment in our portfolio without a readily available market quotation in good faith based on, among other things, the input of our investment adviser, audit committee and, where applicable, independent third- party valuation firms.

Interest and Dividend Income Recognition

              Interest income is recorded on an accrual basis and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

              Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current. The Company may make exceptions to this if the loan has sufficient collateral value and is in the process of collection.

              Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies.

Payment-in-Kind Interest

              The Company has loans in its portfolio that contain PIK provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain the Company's status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends even though the Company has not yet collected the cash.

Capital Structuring Service Fees and Other Income

              The Company's investment adviser seeks to provide assistance to our portfolio companies in connection with the Company's investments and in return the Company may receive fees for capital structuring services. These fees are generally only available to the Company as a result of the Company's underlying investments, are normally paid at the closing of the investments, are generally non-recurring and are recognized as revenue when earned upon closing of the investment. The services that the Company's investment adviser provides vary by investment, but generally include reviewing existing credit facilities, arranging bank financing, arranging equity financing, structuring financing from multiple lenders, structuring financing from multiple equity investors, restructuring existing loans, raising equity and debt capital, and providing general financial advice, which concludes upon closing of the investment. Any services of the above nature subsequent to the closing would generally generate a separate fee payable to the Company. In certain instances where the Company is invited to participate as a co-lender in a transaction and does not provide significant services in connection with the investment, a portion of loan fees paid to the Company in such situations will be deferred and amortized over the estimated life of the loan. The Company's investment adviser may also take a seat on the board of directors of a portfolio company, or observe the meetings of the board of directors without taking a formal seat.

              Other income includes fees for asset management, management and consulting services, loan guarantees, commitments, amendments and other services rendered by the Company to portfolio companies. Such fees are recognized as income when earned or the services are rendered.

Foreign Currency Translation

              The Company's books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

    (1)
    Fair value of investment securities, other assets and liabilities—at the exchange rates prevailing at the end of the period.

    (2)
    Purchases and sales of investment securities, income and expenses—at the exchange rates prevailing on the respective dates of such transactions, income or expenses.

              Results of operations based on changes in foreign exchange rates are separately disclosed in the statement of operations. Foreign security and currency translations may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, currency fluctuations and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.

Equity Offering Expenses

              The Company's offering costs, excluding underwriters' fees, are charged against the proceeds from equity offerings when received.

Debt Issuance Costs

              Debt issuance costs are amortized over the life of the related debt instrument using the straight line method, which closely approximates the effective yield method.

U.S. Federal Income Taxes

              The Company has elected to be treated as a RIC under the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, the Company must, among other things, timely distribute to its stockholders at least 90% of its investment company taxable income, as defined by the Code, for each year. The Company, among other things, has made and intends to continue to make the requisite distributions to its stockholders, which will generally relieve the Company from U.S. federal corporate-level income taxes.

              Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year dividend distributions from such income into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions, the Company accrues excise tax, if any, on estimated excess taxable income as such taxable income is earned.

              Certain of our consolidated subsidiaries are subject to U.S. federal and state income taxes.

Dividends to Common Stockholders

              Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by our board of directors each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are generally distributed, although we may decide to retain such capital gains for investment.

              We have adopted a dividend reinvestment plan that provides for reinvestment of any distributions we declare in cash on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not "opted out" of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividend. We intend to use primarily newly issued shares to implement the dividend reinvestment plan (so long as we are trading at a premium to net asset value). If our shares are trading at a significant enough discount to net asset value and we are otherwise permitted under applicable law to purchase such shares, we intend to purchase shares in the open market in connection with our obligations under our dividend reinvestment plan. However, we reserve the right to issue new shares of our common stock in connection with our obligations under the dividend reinvestment plan even if our shares are trading below net asset value.

Use of Estimates in the Preparation of Financial Statements

              The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of actual and contingent assets and liabilities at the date of the financial statements and the reported amounts of income or loss and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include the valuation of investments.

Quantitative and Qualitative Disclosures About Market Risk

              We are subject to financial market risks, including changes in interest rates and the valuations of our investment portfolio.

Interest Rate Risk

              Interest rate sensitivity refers to the change in our earnings that may result from changes in the level of interest rates. Because we fund a portion of our investments with borrowings, our net investment income is affected by the difference between the rate at which we invest and the rate at which we borrow. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. See "Risk Factors—We are exposed to risks associated with changes in interest rates."

              As of March 31, 2013, approximately 14% of the investments at fair value in our portfolio bore interest at fixed rates, approximately 75% bore interest at variable rates, 10% were non-interest earning and 1% were on non-accrual status. Additionally, for the variable rate investments, 70% of these investments contained interest rate floors (representing 53% of total investments at fair value). The Facilities all bear interest at variable rates with no interest rate floors, while the Unsecured Notes and the Convertible Unsecured Notes bear interest at fixed rates.

              We regularly measure our exposure to interest rate risk. We assess interest rate risk and manage our interest rate exposure on an ongoing basis by comparing our interest rate sensitive assets to our interest rate sensitive liabilities. Based on that review, we determine whether or not any hedging transactions are necessary to mitigate exposure to changes in interest rates.

              While hedging activities may mitigate our exposure to adverse fluctuations in interest rates, certain hedging transactions that we may enter into in the future, such as interest rate swap agreements, may also limit our ability to participate in the benefits of lower interest rates with respect to our portfolio investments. In addition, there can be no assurance that we will be able to effectively hedge our interest rate risk.

              Based on our March 31, 2013 balance sheet, the following table shows the annual impact on net income of base rate changes in interest rates (considering interest rate floors for variable rate instruments) assuming no changes in our investment and borrowing structure:

(in millions) Basis Point Change	Interest Income	Interest Expense	Net Income
Up 300 basis points	$72.0	$8.4	$63.6
Up 200 basis points	$28.8	$5.6	$23.2
Up 100 basis points	$(12.4)	$2.8	$(15.2)
Down 100 basis points	$4.8	$(0.6)	$5.4
Down 200 basis points	$4.7	$(0.6)	$5.3
Down 300 basis points	$4.7	$(0.6)	$5.3

              Based on our December 31, 2012 balance sheet, the following table shows the annual impact on net income of base rate changes in interest rates (considering interest rate floors for variable rate instruments) assuming no changes in our investment and borrowing structure:

(in millions) Basis Point Change	Interest Income	Interest Expense	Net Income
Up 300 basis points	$62.8	$9.0	$53.8
Up 200 basis points	$22.1	$6.0	$16.1
Up 100 basis points	$(14.8)	$3.0	$(17.8)
Down 100 basis points	$5.8	$(0.6)	$6.4
Down 200 basis points	$5.8	$(0.6)	$6.4
Down 300 basis points	$5.6	$(0.6)	$6.2

SENIOR SECURITIES
(dollar amounts in thousands, except per share data)

              Information about our senior securities (including preferred stock, debt securities and other indebtedness) is shown in the following tables as of the end of each fiscal year ended December 31 since we commenced operations and as of March 31, 2013. The report of our independent registered public accounting firm, KPMG LLP, on the senior securities table as of December 31, 2012, is attached as an exhibit to the registration statement of which this prospectus is a part. The "—" indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Revolving Credit Facility
Fiscal 2013 (as of March 31, 2013, unaudited)	$—	$—	$—	N/A
Fiscal 2012	$—	$—	$—	N/A
Fiscal 2011	$395,000	$2,518	$—	N/A
Fiscal 2010	$146,000	$3,213	$—	N/A
Fiscal 2009	$474,144	$2,298	$—	N/A
Fiscal 2008	$480,486	$2,205	$—	N/A
Fiscal 2007	$282,528	$2,650	$—	N/A
Fiscal 2006	$193,000	$2,638	$—	N/A
Fiscal 2005	$—	$—	$—	N/A
Revolving Funding Facility
Fiscal 2013 (as of March 31, 2013, unaudited)	$280,000	$2,826	$—	N/A
Fiscal 2012	$300,000	$2,816	$—	N/A
Fiscal 2011	$463,000	$2,518	$—	N/A
Fiscal 2010	$242,050	$3,213	$—	N/A
Fiscal 2009	$221,569	$2,298	$—	N/A
Fiscal 2008	$114,300	$2,205	$—	N/A
Fiscal 2007	$85,000	$2,650	$—	N/A
Fiscal 2006	$15,000	$2,638	$—	N/A
Fiscal 2005	$18,000	$32,645	$—	N/A
Fiscal 2004	$55,500	$3,878	$—	N/A
Revolving Funding II Facility
Fiscal 2009	$—	$—	$—	N/A
SMBC Revolving Funding Facility
Fiscal 2013 (as of March 31, 2013, unaudited)	$—	$—	$—	N/A
Fiscal 2012	$—	$—	$—	N/A
Debt Securitization
Fiscal 2011	$77,531	$2,518	$—	N/A
Fiscal 2010	$155,297	$3,213	$—	N/A
Fiscal 2009	$273,752	$2,298	$—	N/A
Fiscal 2008	$314,000	$2,205	$—	N/A
Fiscal 2007	$314,000	$2,650	$—	N/A
Fiscal 2006	$274,000	$2,638	$—	N/A
February 2016 Convertible Notes
Fiscal 2013 (as of March 31, 2013, unaudited)	$550,450	$2,826	$—	N/A
Fiscal 2012	$548,521	$2,816	$—	N/A
Fiscal 2011	$541,153	$2,518	$—	N/A

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
June 2016 Convertible Notes
Fiscal 2013 (as of March 31, 2013, unaudited)	$219,499	$2,826	$—	N/A
Fiscal 2012	$218,761	$2,816	$—	N/A
Fiscal 2011	$215,931	$2,518	$—	N/A
2017 Convertible Notes
Fiscal 2013 (as of March 31, 2013, unaudited)	$158,534	$2,826	$—	N/A
Fiscal 2012	$158,312	$2,816	$—	N/A
2018 Convertible Notes
Fiscal 2013 (as of March 31, 2013, unaudited)	$263,139	$2,826	$—	N/A
Fiscal 2012	$262,829	$2,816	$—	N/A
2011 Notes
Fiscal 2010	$296,258	$3,213	$—	$1,018
2012 Notes
Fiscal 2010	$158,108	$3,213	$—	$1,018
February 2022 Notes
Fiscal 2013 (as of March 31, 2013, unaudited)	$143,750	$2,826	$—	$1,064
Fiscal 2012	$143,750	$2,816	$—	$1,035
October 2022 Notes
Fiscal 2013 (as of March 31, 2013, unaudited)	$182,500	$2,826	$—	$998
Fiscal 2012	$182,500	$2,816		$986
2040 Notes
Fiscal 2013 (as of March 31, 2013, unaudited)	$200,000	$2,826	$—	$1,070
Fiscal 2012	$200,000	$2,816	$—	$1,041
Fiscal 2011	$200,000	$2,518	$—	$984
Fiscal 2010	$200,000	$3,213	$—	$952
2047 Notes
Fiscal 2013 (as of March 31, 2013, unaudited)	$181,255	$2,826	$—	$1,000
Fiscal 2012	$181,199	$2,816	$—	$978
Fiscal 2011	$180,988	$2,518	$—	$917
Fiscal 2010	$180,795	$3,213	$—	$847

(1)
Total amount of each class of senior securities outstanding at carrying value at the end of the period presented.

(2)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the "Asset Coverage Per Unit" (including for the February 2022 Notes, the October 2022 Notes, the 2040 Notes and the 2047 Notes, which were issued in $25 increments).

(3)
The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any security junior to it.

(4)
Not applicable, except for with respect to the 2011 Notes, the 2012 Notes, the February 2022 Notes, the October 2022 Notes, the 2040 Notes and the 2047 Notes, as other senior securities are not registered for public trading. The average market value per unit for each of the 2011 Notes, the 2012 Notes, the February 2022 Notes, the October 2022 Notes, the 2040 Notes and the 2047 Notes is based on the average daily prices of such notes and is expressed per $1,000 of indebtedness (including for the February 2022 Notes, the October 2022 Notes, the 2040 Notes and the 2047 Notes, which were issued in $25 increments).

BUSINESS

GENERAL

              Ares Capital, a Maryland corporation, is a specialty finance company that is a closed-end, non-diversified management investment company. We have elected to be regulated as a BDC under the Investment Company Act. We were founded on April 16, 2004, were initially funded on June 23, 2004 and completed our initial public offering on October 8, 2004. We are one of the largest BDCs with approximately $6.4 billion of total assets as of March 31, 2013.

              We are externally managed by our investment adviser, Ares Capital Management, a wholly owned subsidiary of Ares Management, a global alternative asset manager and an SEC registered investment adviser with approximately $59 billion of total committed capital under management as of March 31, 2013. Our administrator, Ares Operations, a wholly owned subsidiary of Ares Management, provides certain administrative and other services necessary for us to operate.

              Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in U.S. middle-market companies, where we believe the supply of primary capital is limited and the investment opportunities are most attractive. However, we may from time to time invest in larger or smaller (in particular, for investments in early-stage and/or venture capital-backed) companies. We generally use the term "middle-market" to refer to companies with annual EBITDA between $10 million and $250 million. As used herein, EBITDA represents net income before net interest expense, income tax expense, depreciation and amortization.

              We invest primarily in first lien senior secured loans (including unitranche loans), second lien senior secured loans and mezzanine debt, which in some cases includes an equity component. First and second lien senior secured loans generally are senior debt instruments that rank ahead of subordinated debt of a given portfolio company. Mezzanine debt is subordinated to senior loans and is generally unsecured. Our investments in corporate borrowers generally range between $30 million and $400 million each, investments in project finance/power generation projects generally range between $10 million and $200 million each and investments in early-stage and/or venture capital-backed companies generally range between $1 million and $25 million each. However, the investment sizes may be more or less than these ranges and may vary based on, among other things, our capital availability, the composition of our portfolio and general micro- and macro-economic factors.

              To a lesser extent, we also make preferred and/or common equity investments, which have generally been non-control equity investments of less than $20 million (usually in conjunction with a concurrent debt investment). However, we may increase the size or change the nature of these investments.

              The proportion of these types of investments will change over time given our views on, among other things, the economic and credit environment in which we are operating. In connection with our investing activities, we may make commitments with respect to indebtedness or securities of a potential portfolio company substantially in excess of our final investment. In such situations, while we may initially agree to fund up to a certain dollar amount of an investment, we may subsequently syndicate a portion of such amount (including, without limitation, to vehicles managed by our portfolio company, IHAM), such that we are left with a smaller investment than what was reflected in our original commitment. In addition to originating investments, we may also acquire investments in the secondary market.

              The first and second lien senior secured loans in which we invest generally have stated terms of three to 10 years and the mezzanine debt investments in which we invest generally have stated terms of up to 10 years, but the expected average life of such first and second lien loans and mezzanine debt is generally between three and seven years. However, we may invest in loans and securities with any maturity or duration. The instruments in which we invest typically are not rated by any rating agency, but we believe that if such instruments were rated, they would be below investment grade (rated lower than "Baa3" by Moody's Investors Service, lower than "BBB-" by Fitch Ratings or lower than "BBB-" by Standard & Poor's Ratings Services), which, under the guidelines established by these entities, is an indication of having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. Bonds that are rated below investment grade are sometimes referred to as "high yield bonds" or "junk bonds." We may invest without limit in debt or other securities of any rating, as well as debt or other securities that have not been rated by any nationally recognized statistical rating organization.

              We believe that our investment adviser, Ares Capital Management, is able to leverage the current investment platform, resources and existing relationships of Ares with financial sponsors, financial institutions, hedge funds and other investment firms to provide us with attractive investment opportunities. In addition to deal flow, the Ares investment platform assists our investment adviser in analyzing, structuring and monitoring investments. Ares has been in existence for more than 15 years and its senior partners have an average of over 23 years experience in leveraged finance, private equity, distressed debt, commercial real estate finance, investment banking and capital markets. The Company has access to Ares' investment professionals and administrative professionals, who provide assistance in accounting, finance, legal, compliance, operations, information technology and investor relations. As of March 31, 2013, Ares had 232 investment professionals and 326 administrative professionals.

              Since our initial public offering on October 8, 2004 through March 31, 2013, our realized gains have exceeded our realized losses by approximately $206 million (excluding the one-time gain on the Allied Acquisition) and gains/losses from the extinguishment of debt and other assets). For this same time period, our exited investments have resulted in an aggregate cash flow realized internal rate of return to us of approximately 13% (based on original cash invested, net of syndications, of approximately $7.0 billion and total proceeds from such exited investments of approximately $8.5 billion). Approximately 72% of these exited investments resulted in an aggregate cash flow realized internal rate of return to us of 10% or greater. Internal rate of return is the discount rate that makes the net present value of all cash flows related to a particular investment equal to zero. Internal rate of return is gross of expenses related to investments as these expenses are not allocable to specific investments. Investments are considered to be exited when the original investment objective has been achieved through the receipt of cash and/or non-cash consideration upon the repayment of a debt investment or sale of an investment or through the determination that no further consideration was collectible and, thus, a loss may have been realized. These internal rates of return results are historical results relating to our past performance and are not necessarily indicative of future results, the achievement of which cannot be assured.

              We and GE also co-invest through an unconsolidated vehicle, the SSLP. The SSLP was initially formed in December 2007 by Allied Capital and GE to co-invest in first lien senior secured loans of middle-market companies. In October 2009, we acquired from Allied Capital subordinated certificates issued by the SSLP and management rights in respect thereto. As of March 31, 2013, the SSLP had available capital of $9.0 billion of which approximately $6.2 billion in aggregate principal amount was funded. As of March 31, 2013, we had agreed to make available to the SSLP approximately $1.8 billion, of which approximately $1.3 billion was funded. The SSLP is capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of the Company and GE (with approval from a representative of each required). As of March 31, 2013, our investment in the SSLP was approximately $1.3 billion at fair value (including unrealized appreciation of $24.8 million), which represented approximately 21% of our total portfolio at fair value.

              While our primary focus is to generate current income and capital appreciation through investments in first and second lien senior secured loans and mezzanine debt and, to a lesser extent, equity securities of eligible portfolio companies, we also may invest up to 30% of our portfolio in non-qualifying assets, as permitted by the Investment Company Act. See "Regulation." Specifically, as part of this 30% basket, we may invest in entities that are not considered "eligible portfolio companies" (as defined in the Investment Company Act), including companies located outside of the United States, entities that are operating pursuant to certain exceptions under the Investment Company Act, and publicly traded entities whose public equity market capitalization exceeds the levels provided for under the Investment Company Act.

              In the first quarter of 2011, the staff of the SEC informally communicated to certain BDCs the Staff's belief that certain entities, which would be classified as an "investment company" under the Investment Company Act but for the exception from the definition of "investment company" set forth in Rule 3a-7 promulgated under the Investment Company Act, could not be treated as "eligible portfolio companies" (as defined in Section 2(a)(46) under the Investment Company Act) (i.e., in a BDC's 70% basket of "qualifying assets"). Subsequently, in August 2011 the SEC issued the Concept Release which stated that "[a]s a general matter, the Commission presently does not believe that Rule 3a-7 issuers are the type of small, developing and financially troubled businesses in which the U.S. Congress intended BDCs primarily to invest" and requested comment on whether or not a 3a-7 issuer should be considered an "eligible portfolio company." We provided a comment letter in respect of the Concept Release and continue to believe that the language of Section 2(a)(46) of the Investment Company Act permits a BDC to treat as "eligible portfolio companies" entities that rely on the 3a-7 exception. However, given the current uncertainty in this area (including the language in the Concept Release), we have, solely for purposes of calculating the composition of our portfolio pursuant to Section 55(a) of the Investment Company Act, identified such entities, which include the SSLP, as "non-qualifying assets" should the Staff ultimately take an official view that 3a-7 issuers are not "eligible portfolio companies."

              As of March 31, 2013, our portfolio company, IHAM, which became an SEC registered investment adviser effective March 30, 2012, managed 13 vehicles and served as the sub-manager/sub-servicer for three other vehicles, which are described in more detail under "Investments—Ivy Hill Asset Management, L.P." As of March 31, 2013, IHAM had total committed capital under management of approximately $3.3 billion, which included approximately $0.2 billion invested by Ares Capital in IHAM. In connection with IHAM's registration as a registered investment adviser, on March 30, 2012, we received exemptive relief from the SEC allowing us to, subject to certain conditions, own directly or indirectly up to 100% of IHAM's outstanding equity interests and make additional investments in IHAM once IHAM became a registered investment adviser.

About Ares

              Founded in 1997, Ares is a global alternative asset manager and an SEC registered investment adviser with approximately $59 billion of total committed capital under management and 558 employees as of March 31, 2013.

              Ares specializes in originating and managing assets in the leveraged finance, commercial real estate and private equity markets. Ares' leveraged finance activities include the origination, acquisition and management of senior loans, high yield bonds, mezzanine debt and special situation investments. Ares' commercial real estate activities generally focus on lending to U.S. middle-market real estate projects. Ares' private equity activities generally focus on control-oriented equity investments in under-capitalized companies with capital structure issues. Ares has the ability to invest across a capital structure, from senior debt to common equity. This flexibility, combined with Ares' "buy and hold" philosophy, enables Ares to structure an investment to meet the specific needs of a company rather than the less flexible demands of the public markets.

              The following chart shows the structure and various investment strategies of Ares as of March 31, 2013 (committed capital amounts are approximate):

              Ares is organized around four primary investment platforms: Private Equity, Capital Markets, Private Debt and Commercial Real Estate. Ares' senior partners have been working together as a group for many years and have an average of over 23 years of experience in leveraged finance, private equity, distressed debt, commercial real estate, investment banking and capital markets. They are backed by a team of 232 highly disciplined investment professionals which as of March 31, 2013 covered investments in more than 1,100 companies across over 30 industries. Ares' rigorous investment approach is based upon an intensive, independent financial analysis, with a focus on preservation of capital, diversification and active portfolio management. These fundamentals underlie Ares' investment strategy and have resulted in large pension funds, banks, insurance companies, endowments and high net worth individuals investing in Ares' funds.

Ares Capital Management

              Ares Capital Management, our investment adviser, is served by an origination, investment and portfolio management team of 74 U.S.-based investment professionals as of March 31, 2013 and led by the senior partners of the Ares Management Private Debt Group: Michael Arougheti, Eric Beckman, Kipp deVeer, Mitchell Goldstein and Michael Smith. Ares Capital Management leverages off of Ares' investment platform and benefits from the significant capital markets, trading and research expertise of Ares' investment professionals. Ares Capital Management's investment committee has eight members, including the senior partners of the Ares Management Private Debt Group, senior partners in the Ares Management Private Equity Group and a senior adviser to the Ares Management Capital Markets Group.

MARKET OPPORTUNITY

              We believe that current market conditions present attractive opportunities for us to invest in middle-market companies; specifically:

  •
  We believe that the disruption and volatility in the credit markets over the last several years has reduced capital available to certain specialty finance companies and other capital providers, causing a reduction in competition. These market conditions may continue to create opportunities to achieve attractive risk-adjusted returns.

  •
  We believe that many commercial and investment banks have, in recent years, de-emphasized their service and product offerings to middle-market businesses in favor of lending to large corporate clients and managing capital markets transactions. In addition, these lenders are limited in their ability to underwrite and hold bank loans and high yield securities for middle-market issuers as they seek to meet existing and future regulatory capital requirements. These factors may result in opportunities for alternative funding sources to middle-market companies and therefore more new-issue market opportunities for us.

  •
  We believe that there is a lack of market participants that are willing to not only underwrite but also hold loans. As a result, we believe our ability to minimize syndication risk for a company seeking financing by being able to hold our loans without having to syndicate them is a competitive advantage.

  •
  We believe there is a large pool of un-invested private equity capital for middle-market businesses. We expect private equity firms will seek to leverage their investments by combining equity capital with senior secured loans and mezzanine debt from other sources such as us.

  •
  We believe that the scheduled expirations of reinvestment periods for a significant amount of collateralized loan obligation vehicles may reduce the amount of funding available for larger middle-market businesses over time.

  •
  A significant volume of senior secured debt is expected to come due over the next several years and, accordingly, we believe that the volume of new financing opportunities could remain strong as many companies seek to refinance this indebtedness.

COMPETITIVE ADVANTAGES

              We believe that we have the following competitive advantages over other capital providers to middle-market companies:

The Ares Platform

              As of March 31, 2013, Ares had approximately $59 billion of total committed capital under management in the related asset classes of non-syndicated first and second lien corporate and commercial real estate loans, syndicated corporate and commercial real estate loans, high yield bonds, corporate and commercial real estate mezzanine debt and private equity. We believe Ares' current investment platform provides a competitive advantage in terms of access to origination and marketing activities and diligence for us. In particular, we believe that the Ares platform provides us with an advantage through its deal flow generation and investment evaluation process. Ares' asset management platform also provides additional market information, company knowledge and industry insight that benefit our investment and due diligence process. Ares' professionals maintain extensive financial sponsor and intermediary relationships, which provide valuable insight and access to transactions and information.

Seasoned Management Team

              The investment professionals in the Ares Management Private Debt Group and members of our investment adviser's investment committee also have significant experience investing across market cycles. This experience also provides us with a competitive advantage in identifying, originating, investing in and managing a portfolio of investments in middle-market companies.

Broad Origination Strategy

              We focus on self-originating most of our investments by pursuing a broad array of investment opportunities in middle-market companies across multiple channels. We also leverage off of the extensive relationships of the broader Ares platform, including relationships with the portfolio companies in the IHAM Vehicles, to identify investment opportunities. We believe that this allows for asset selectivity and that there is a significant relationship between proprietary deal origination and credit performance. We believe that our focus on generating proprietary deal flow and lead investing also gives us greater control over capital structure, deal terms, pricing and documentation and enables us to actively manage our portfolio investments. Moreover, by leading the investment process, we are often able to secure controlling positions in credit tranches, thereby providing additional control in investment outcomes. We also have originated substantial proprietary deal flow from middle-market intermediaries, which often allows us to act as the sole or principal source of institutional capital to the borrower.

Scale and Flexible Transaction Structuring

              We believe that being one of the largest BDCs makes us a more desirable and flexible capital provider, especially in competitive markets. We are flexible and have significant experience in structuring investments, including the types of investments and the terms associated with such investments. We believe this approach and experience enables our investment adviser to identify attractive investment opportunities throughout economic cycles and across a company's capital structure so we can make investments consistent with our stated investment objective and preserve principal while seeking appropriate risk adjusted returns. In addition, we have the ability to provide "one stop" financing with the ability to invest capital across the balance sheet and syndicate and hold larger investments than many of our competitors. We believe that the ability to underwrite, syndicate and hold larger investments benefits our stockholders by (a) potentially increasing net income and earnings through syndication, (b) increasing originated deal flow flexibility, (c) broadening market relationships and deal flow, (d) allowing us to optimize our portfolio composition and (e) allowing us to provide capital to a broader spectrum of middle-market companies, which we believe currently have limited access to capital from traditional lending sources. In addition, we believe that the ability to provide capital at every level of the balance sheet provides a strong value proposition to middle-market borrowers and our senior debt capabilities provide superior deal origination and relative value analysis capabilities compared to traditional "mezzanine only" lenders.

Experience with and Focus on Middle-Market Companies

              Ares has historically focused on investments in middle-market companies and we benefit from this experience. In sourcing and analyzing deals, our investment adviser benefits from Ares' extensive network of relationships focused on middle-market companies, including management teams, members of the investment banking community, private equity groups and other investment firms with whom Ares has had long-term relationships. We believe this network enables us to identify well-positioned prospective portfolio company investments. The Ares Management Private Debt Group works closely with Ares' other investment professionals. As of March 31, 2013, Ares oversaw a portfolio of investments in over 1,100 companies across over 30 industries, which provides access to an extensive network of relationships and insights into industry trends and the state of the capital markets.

Disciplined Investment Philosophy

              In making its investment decisions, our investment adviser has adopted Ares' long-standing, consistent, credit-based investment approach that was developed over 23 years ago by its founders. Specifically, our investment adviser's investment philosophy, portfolio construction and portfolio management involve an assessment of the overall macroeconomic environment and financial markets and company-specific research and analysis. Its investment approach emphasizes capital preservation, low volatility and minimization of downside risk. In addition to engaging in extensive due diligence from the perspective of a long-term investor, our investment adviser's approach seeks to reduce risk in investments by focusing on:

  •
  businesses with strong franchises and sustainable competitive advantages;

  •
  industries with positive long-term dynamics;

  •
  businesses and industries with cash flows that are dependable and predictable;

  •
  management teams with demonstrated track records and appropriate economic incentives;

  •
  rates of return commensurate with the perceived risks;

  •
  securities or investments that are structured with appropriate terms and covenants; and

  •
  businesses backed by experienced private equity sponsors.

Extensive Industry Focus

              We seek to concentrate our investing activities in industries with a history of predictable and dependable cash flows and in which the Ares investment professionals have had extensive investment experience. Ares investment professionals have developed long-term relationships with management teams and management consultants in over 30 industries, and have accumulated substantial information and identified potential trends within these industries. In turn, we benefit from these relationships, information and identification of potential trends in making investments.

OPERATING AND REGULATORY STRUCTURE

              Our investment activities are managed by Ares Capital Management, which is wholly owned by Ares, and supervised by our board of directors, a majority of whom are independent of Ares and its affiliates. Ares Capital Management is registered under the Advisers Act. Under our investment advisory and management agreement, we have agreed to pay Ares Capital Management an annual base management fee based on our total assets, as defined under the Investment Company Act (other than cash and cash equivalents, but including assets purchased with borrowed funds), and an incentive fee based on our performance. See "Management—Investment Advisory and Management Agreement." Ares Operations provides us with certain administrative and other services necessary for us to operate pursuant to our administration agreement. See "Management—Administration Agreement."

              As a BDC, we are required to comply with certain regulatory requirements. For example, we are not generally permitted to invest in any portfolio company in which a fund managed by Ares or any of its downstream affiliates (other than us and our downstream affiliates) currently has an investment. However, we may co-invest on a concurrent basis with funds managed by Ares or any of its downstream affiliates, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures. Certain types of co-investment transactions would only be permitted pursuant to an exemptive order from the SEC, for which we have applied. Any such order will be subject to certain terms and conditions. Further, there is no assurance that this application for exemptive relief will be granted by the SEC.

              Also, while we may borrow funds to make investments, our ability to use debt is limited in certain significant aspects. In particular, BDCs must have at least 200% asset coverage calculated pursuant to the Investment Company Act in order to incur debt or issue preferred stock (which we refer to collectively as "senior securities"), which requires us to finance our investments with at least as much equity as senior securities in the aggregate. Certain of our credit facilities also require that we maintain asset coverage of at least 200%.

              In addition, as a consequence of our being a RIC for U.S. federal income tax purposes, as well as our status as a BDC, our asset growth is dependent on our ability to raise equity capital through the issuance of common stock. RICs generally must distribute substantially all of their earnings to stockholders as dividends in order to preserve their status as a RIC and avoid corporate-level income tax. This requirement, in turn, generally prevents us from using earnings to support our operations including making new investments.

MARKET CONDITIONS

              Beginning in 2007, the global financial markets experienced stress, volatility, instability, illiquidity and disruption. While this volatility and disruption peaked in 2008 to 2009 and appears to have abated somewhat, the availability of capital and access to capital markets has been limited over the last several years. As the global liquidity situation and market conditions evolve, we will continue to monitor and adjust our approach to funding accordingly. Given the instability in the global markets over the past several years and the uncertainty around the strength of the U. S. economic recovery, there can be no assurances that these activities will be successful since such market conditions could worsen again in the future. If they do, we could face materially higher financing costs. Consequently, our operating strategy could be materially and adversely affected. See "Risk Factors—Risks Relating to Our Business—Capital markets have been in a period of disruption and instability for an extended period of time. These market conditions materially and adversely affected debt and equity capital markets in the United States, which had, and may in the future have, a negative impact on our business and operations."

              In connection with the prior depressed market conditions of the general economy, the stocks of BDCs as an industry have in the past traded at near historic lows as a result of concerns over liquidity, credit quality, leverage restrictions and distribution requirements. In some cases, certain BDCs became "forced sellers" of assets, defaulted on their indebtedness, decreased their distributions to stockholders or announced share repurchase programs. Although we believe that we currently have sufficient capital to fund our investments and operations, we cannot assure you that the market pressures we may face in the future will not have a material adverse effect on our business, financial condition and results of operations.

INVESTMENTS

Ares Capital Corporation Portfolio

              We have built an investment portfolio of primarily first and second lien loans, mezzanine debt and, to a lesser extent, equity investments in private middle-market companies. Our portfolio is well diversified by industry sector and its concentration to any single issuer is limited. Our largest investment as of March 31, 2013 was in the subordinated certificates of the SSLP. The SSLP consists of a diverse portfolio of first lien senior secured loans to 37 different borrowers as of March 31, 2013 and the portfolio companies in the SSLP are in industries similar to the companies in Ares Capital's portfolio. Our investment in the SSLP represented approximately 21% of our portfolio fair value as of March 31, 2013.

              Our debt investments in corporate borrowers generally range between $30 million and $400 million each, investments in project finance/power generation projects generally range between

$10 million and $200 million each and investments in early-stage and/or venture capital-backed companies generally range between $1 million and $25 million each. However, the sizes of our investments may be more or less than these ranges and may vary based on, among other things, our capital availability, the composition of our portfolio and general micro- and macro-economic factors.

              Our preferred and/or common equity investments have generally been non-control equity investments of less than $20 million (usually in conjunction with a concurrent debt investment). However, we may increase the size or change the nature of these investments.

              In addition, the proportion of these types of investments will change over time given our views on, among other things, the economic and credit environment in which we are operating. In connection with our investing activities, we may make commitments with respect to indebtedness or securities of a potential portfolio company substantially in excess of our expected final hold size. In such situations, while we may initially agree to fund up to a certain dollar amount of an investment, we may subsequently syndicate a portion of such amount such that we are left with a smaller investment than what was reflected in our original commitment. We may also syndicate a "first out" tranche of a loan to an investor and retain a "last out" tranche of such loan, in which case the "first out" tranche of such loan will generally receive priority with respect to payments of principal, interest and any other amounts due thereunder. In addition to originating investments, we may also acquire investments in the secondary market.

              We make senior secured loans primarily in the form of first lien loans (including unitranche loans) and second lien secured loans. Our senior secured loans generally have terms of three to 10 years. In connection with our senior secured loans we generally receive a security interest in certain of the assets of the borrower and consequently such assets serve as collateral in support of the repayment of such senior secured loans. Senior secured loans are generally exposed to the least amount of credit risk because they typically hold a senior position with respect to scheduled interest and principal payments and security interests in assets of the borrower. However, unlike mezzanine debt, senior secured loans typically do not receive any stock, warrants to purchase stock or other yield enhancements. Senior secured loans may include both revolving lines of credit and term loans.

              Structurally, mezzanine debt usually ranks subordinate in priority of payment to senior secured loans and is often unsecured. However, mezzanine debt ranks senior to common and preferred equity in a borrowers' capital structure. Mezzanine debt investments offer lenders fixed returns in the form of interest payments and will often provide lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of an equity co-investment and/or warrants. Due to its higher risk profile and often less restrictive covenants as compared to senior secured loans, mezzanine debt generally bears a higher stated interest rate than senior secured loans. The equity co-investment and warrants (if any) associated with a mezzanine debt investment typically allow lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Equity issued in connection with mezzanine debt also may include a "put" feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed formula.

              In making an equity investment, in addition to considering the factors discussed below under "—Investment Selection," we also consider the anticipated timing of a liquidity event, such as a public offering, sale of the company or redemption of our equity securities.

              We generally seek to invest in companies in the industries in which Ares' investment professionals have direct expertise. The following is a representative list of the industries in which we have invested:

  •
  Aerospace and Defense

  •
  Automotive Services

  •
  Business Services

  •
  Consumer Products

  •
  Containers and Packaging

  •
  Education

  •
  Energy

  •
  Environmental Services

  •
  Financial Services

  •
  Food and Beverage

  •
  Healthcare Services

  •
  Investment Funds and Vehicles

  •
  Manufacturing

  •
  Oil and Gas

  •
  Other Services

  •
  Restaurant and Food Services

  •
  Retail

  •
  Telecommunications

              However, we may invest in other industries if we are presented with attractive opportunities.

              The industrial and geographic compositions of our portfolio at fair value at March 31, 2013 and December 31, 2012 were as follows:

	As of
Industry	March 31, 2013	December 31, 2012
Investment Funds and Vehicles(1)	21.5%	21.7%
Healthcare Services	13.6	12.9
Education	7.9	7.8
Restaurants and Food Services	7.2	7.1
Consumer Products	6.9	6.6
Financial Services	6.7	7.3
Business Services	6.3	6.4
Other Services	5.9	6.7
Containers and Packaging	5.1	5.1
Energy	4.0	3.7
Automotive Services	3.5	3.4
Manufacturing	2.3	2.4
Aerospace and Defense	2.1	2.0
Telecommunications	1.3	1.6
Retail	0.9	1.0
Other	4.8	4.3

Total	100.0%	100.0%

(1)
Includes the Company's investment in the SSLP, which had made first lien senior secured loans to 37 and 36 different borrowers as of March 31, 2013 and December 31, 2012, respectively. The portfolio companies in the SSLP are in industries similar to the companies in the Company's portfolio.

	As of
Geographic Region	March 31, 2013	December 31, 2012
West	47.6%	49.1%
Midwest	19.6	19.2
Southeast	14.9	14.7
Mid Atlantic	13.3	12.8
Northeast	2.6	2.3
International	2.0	1.9

Total	100.0%	100.0%

Ivy Hill Asset Management, L.P.

              We have made investments in our portfolio company, IHAM, an SEC registered investment adviser, as well as in certain IHAM Vehicles. As of March 31, 2013, IHAM managed 13 vehicles and served as the sub-manager/sub-servicer for three other vehicles. As of March 31, 2013, IHAM had total committed capital under management of approximately $3.3 billion, which included approximately $0.2 billion invested by Ares Capital in IHAM.

              From time to time, IHAM or certain IHAM Vehicles may purchase investments from us or sell investments to us, in each case for a price equal to the fair market value of such investments determined at the time of such transactions.

              IHAM is party to the IHAM administration agreement with our administrator, Ares Operations. Pursuant to the IHAM administration agreement, Ares Operations provides IHAM with, among other things, office facilities, equipment, clerical, bookkeeping and record keeping services, services relating to the marketing and sale of interests in vehicles managed by IHAM, services of, and oversight of, custodians, depositories, accountants, attorneys, underwriters and such other persons in any other capacity deemed to be necessary. Under the IHAM administration agreement, IHAM reimburses Ares Operations for all of the actual costs associated with such services, including Ares Operations' allocable portion of overhead and the cost of its officers, employees and respective staff in performing its obligations under the IHAM administration agreement.

INVESTMENT SELECTION

              Ares' investment philosophy was developed over the past 23 years and has remained consistent and relevant throughout a number of economic cycles. We are managed using a similar investment philosophy used by the investment professionals of Ares in Ares' private investment funds.

              This investment philosophy involves, among other things:

  •
  an assessment of the overall macroeconomic environment and financial markets and how such assessment may impact industry and asset selection;

  •
  company-specific research and analysis; and

  •
  with respect to each individual company, an emphasis on capital preservation, low volatility and minimization of downside risk.

              The foundation of Ares' investment philosophy is intensive credit investment analysis, a portfolio management discipline based on both market technicals and fundamental value-oriented research, and diversification strategy. We follow a rigorous investment process based on:

  •
  a comprehensive analysis of issuer creditworthiness, including a quantitative and qualitative assessment of the issuer's business;

  •
  an evaluation of management and its economic incentives;

  •
  an analysis of business strategy and industry trends; and

  •
  an in-depth examination of capital structure, financial results and projections.

              We seek to identify those companies exhibiting superior fundamental risk-reward profiles and strong defensible business franchises while focusing on the relative value of the investment across the industry as well as for the specific company.

Intensive Due Diligence

              The process through which an investment decision is made involves extensive research into the target company, its industry, its growth prospects and its ability to withstand adverse conditions. If the senior investment professional responsible for the transaction determines that an investment opportunity should be pursued, we will engage in an intensive due diligence process. Approximately 30-40% of the investments initially reviewed by us proceed to this phase. Though each transaction will involve a somewhat different approach, the regular due diligence steps generally undertaken include:

  •
  meeting with the target company's management to get an insider's view of the business, and to probe for potential weaknesses in business prospects;

  •
  checking management's backgrounds and references;

  •
  performing a detailed review of historical financial performance, including performance through various economic cycles, and the quality of earnings;

  •
  visiting headquarters and company operations and meeting with top and middle-level executives;

  •
  contacting customers and vendors to assess both business prospects and standard practices;

  •
  conducting a competitive analysis, and comparing the issuer to its main competitors on an operating, financial, market share and valuation basis;

  •
  researching the industry for historic growth trends and future prospects as well as to identify future exit alternatives (including available Wall Street research, industry association literature and general news);

  •
  assessing asset value and the ability of physical infrastructure and information systems to handle anticipated growth; and

  •
  investigating legal risks and financial and accounting systems.

Selective Investment Process

              After an investment has been identified and preliminary diligence has been completed, a credit research and analysis report is prepared. This report is reviewed by the senior investment professional in charge of the potential investment. If such senior and other investment professionals are in favor of the potential investment, then it is first presented to an underwriting committee, which is comprised of the senior partners of the Ares Management Private Debt Group.

              After the investment is approved by the underwriting committee, a more extensive due diligence process is employed by the transaction team. Additional due diligence with respect to any investment may be conducted on our behalf by attorneys, independent accountants, and other third party consultants and research firms prior to the closing of the investment, as appropriate on a case-by-case basis. Approximately 7-10% of all investments initially reviewed by us will be presented to the investment committee. Approval of an investment for funding requires the approval of the majority of the investment committee of Ares Capital Management, although unanimous consent is sought.

Issuance of Formal Commitment

              Once we have determined that a prospective portfolio company is suitable for investment, we work with the management and/or sponsor of that company and its other capital providers, including senior, junior and equity capital providers, if any, to finalize the structure of the investment. Approximately 5-7% of the investments initially reviewed by us eventually result in the issuance of formal commitments and the closing of such transactions.

Debt Investments

              We invest in portfolio companies primarily in the form of first lien senior secured loans (including unitranche loans), second lien senior secured loans and mezzanine debt. The first and second lien senior secured loans generally have terms of three to 10 years. In connection with our first and second lien senior secured loans we generally receive security interests in the assets of our portfolio companies that will serve as collateral in support of the repayment of such loans. First and second lien senior secured loans generally have floating interest rates, which may have LIBOR floors, and also may provide for some amortization of principal and excess cash flow payments, with the remaining principal balance due at maturity.

              We structure our mezzanine investments primarily as unsecured subordinated loans that provide for relatively high fixed interest rates that provide us with significant current interest income. The mezzanine debt investments generally have terms of up to 10 years. These loans typically have interest-only payments, with amortization of principal, if any, deferred to the later years of the mezzanine investment. In some cases, we may enter into loans that, by their terms, convert into equity or additional debt or defer payments of interest (or at least cash interest) for the first few years after our investment. Also, in some cases our mezzanine debt will be secured by a subordinated lien on some or all of the assets of the borrower.

              In some cases, our debt investments may provide for a portion of the interest payable to be PIK interest. To the extent interest is PIK, it will be payable through the increase of the principal amount of the loan by the amount of interest due on the then-outstanding aggregate principal amount of such loan.

              In the case of our first and second lien senior secured loans and mezzanine debt, we tailor the terms of the investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that aims to protect our rights and manage our risk while creating incentives for the portfolio company to achieve its business plan and improve its profitability. For example, in addition to seeking a senior position in the capital structure of our portfolio companies, we will seek, where appropriate, to limit the downside potential of our investments by:

  •
  targeting a total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk;

  •
  incorporating "put" rights, call protection and LIBOR floors for floating rate loans, into the investment structure; and

  •
  negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights.

              We generally require financial covenants and terms that require an issuer to reduce leverage, thereby enhancing credit quality. These methods include: (a) maintenance leverage covenants requiring a decreasing ratio of indebtedness to cash flow over time, (b) maintenance cash flow covenants requiring an increasing ratio of cash flow to the sum of interest expense and capital expenditures and (c) indebtedness incurrence prohibitions, limiting a company's ability to take on additional indebtedness. In addition, by including limitations on asset sales and capital expenditures we may be able to prevent a company from changing the nature of its business or capitalization without our consent.

              Our debt investments may include equity features, such as warrants or options to buy a minority interest in the portfolio company. Warrants we receive with our debt investments may require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure the warrants to provide provisions protecting our rights as a minority-interest holder, as well as puts, or rights to sell such securities back to the portfolio company, upon the occurrence of specified events. In many cases, we also obtain registration rights in connection with these equity interests, which may include demand and "piggyback" registration rights.

Equity Investments

              To a lesser extent, we also make preferred and/or common equity investments, which have generally been non-control equity investments of less than $20 million (usually in conjunction with a concurrent debt investment). However, we may increase the size or change the nature of these investments.

ON-GOING RELATIONSHIPS WITH AND MONITORING OF PORTFOLIO COMPANIES

              We closely monitor each investment we make, maintain a regular dialogue with both the management team and other stakeholders and seek specifically tailored financial reporting. In addition, senior investment professionals may take board seats or obtain board observation rights for our portfolio companies. As of March 31, 2013, of our 156 portfolio companies, we were entitled to board seats or board observation rights on 48% of these companies.

              We seek to exert significant influence post-investment, in addition to covenants and other contractual rights and through board participation, when appropriate, by actively working with management on strategic initiatives. We often introduce managers of companies in which we have invested to other portfolio companies to capitalize on complementary business activities and best practices.

              Our investment adviser employs an investment rating system to categorize our investments. In addition to various risk management and monitoring tools, our investment adviser grades the credit risk of all investments on a scale of 1 to 4 no less frequently than quarterly. This system is intended primarily to reflect the underlying risk of a portfolio investment relative to our initial cost basis in respect of such portfolio investment (i.e., at the time of acquisition), although it may also take into account under certain circumstances the performance of the portfolio company's business, the collateral coverage of the investment and other relevant factors. Under this system, investments with a grade of 4 involve the least amount of risk to our initial cost basis. The trends and risk factors for this investment since origination or acquisition are generally favorable, which may include the performance of the portfolio company or a potential exit. Investments graded 3 involve a level of risk to our initial cost basis that is similar to the risk to our initial cost basis at the time of origination or acquisition. This portfolio company is generally performing as expected and the risk factors to our ability to ultimately recoup the cost of our investment are neutral to favorable. All investments or acquired investments in new portfolio companies are initially assessed a grade of 3. Investments graded 2 indicate that the risk to our ability to recoup the initial cost basis of such investment has increased materially since origination or acquisition, including as a result of factors such as declining performance and non-compliance with debt covenants; however, payments are generally not more than 120 days past due. An investment grade of 1 indicates that the risk to our ability to recoup the initial cost basis of such investment has substantially increased since origination or acquisition, and the portfolio company likely has materially declining performance. For debt investments with an investment grade of 1, most or all of the debt covenants are out of compliance and payments are substantially delinquent. For investments graded 1, it is anticipated that we will not recoup our initial cost basis and may realize a substantial loss of our initial cost basis upon exit. For investments graded 1 or 2, our investment adviser enhances its level of scrutiny over the monitoring of such portfolio company. Grades of a portfolio investment may be reduced or increased over time.

              As of March 31, 2013, the weighted average grade of our portfolio was 3.0. For more information, see "Management's Discussion and Analysis of Financial Condition and Results of Operations—Portfolio and Investment Activity."

MANAGERIAL ASSISTANCE

              As a BDC, we must offer, and must provide upon request, significant managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Ares Operations may provide all or a portion of this assistance pursuant to our administration agreement, the costs of which will be reimbursed by us. We may receive fees for these services.

COMPETITION

              Our primary competitors include public and private funds, commercial and investment banks, commercial finance companies, other BDCs and private equity funds, each of which we compete with for financing opportunities. Many of our competitors are substantially larger and have considerably greater financial and marketing resources than we do. For example, some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than we do. Furthermore, many of our competitors are not subject to the regulatory restrictions that the Investment Company Act imposes on us as a BDC. For additional information concerning the competitive risks we face, see "Risk Factors—Risks Relating to Our Business—We operate in a highly competitive market for investment opportunities."

              We believe that the relationships of the members of our investment adviser's investment committee and of the senior partners of Ares enable us to learn about, and compete effectively for, financing opportunities with attractive middle-market companies in the industries in which we seek to invest. We believe that Ares' professionals' deep and long-standing direct sponsor relationships and the resulting proprietary transaction opportunities that these relationships often present, provide valuable insight and access to transactions and information. We use the industry information of Ares' investment professionals to which we have access to assess investment risks and determine appropriate pricing for our investments in portfolio companies.

STAFFING

              We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees or affiliates of our investment adviser, Ares Capital Management, and our administrator, Ares Operations, each of which is a wholly owned subsidiary of Ares Management, pursuant to the terms of our investment advisory and management agreement and our administration agreement, respectively, each as described below. Each of our executive officers is an employee or affiliate of our investment adviser or our administrator. Our day-to-day investment activities are managed by our investment adviser. Most of the services necessary for the origination of our investment portfolio are provided by investment professionals employed by Ares Capital Management. Ares Capital Management had 74 U.S.-based investment professionals as of March 31, 2013 who focus on origination, transaction development, investment and the ongoing monitoring of our investments. See "Management—Investment Advisory and Management Agreement" below. We reimburse both our investment adviser and our administrator for a certain portion of expenses incurred in connection with such staffing, as described in more detail below. Because we have no employees, Ares Capital does not have a formal employee relations policy.

PROPERTIES

              We do not own any real estate or other physical properties materially important to our operation. Our headquarters are currently located at 245 Park Avenue, 44th Floor, New York, New York 10167. We rent our New York office space directly from a third party pursuant to a lease that expires in February 2026. We entered into separate subleases with Ares Management and IHAM, pursuant to which Ares Management and IHAM sublease approximately 15% and 20%, respectively, of our New York office space, for a fixed rent equal to 15% and 20%, respectively, of the basic annual rent payable by us under our office lease, plus certain additional costs and expenses. We have also entered into a sublease with ACREM, a wholly owned subsidiary of Ares Management, pursuant to which we are subleasing approximately 12% of ACREM's Chicago office space for a fixed rent equal to 12% of the basic annual rent payable by ACREM under its Chicago office lease, plus certain additional costs and expenses.

LEGAL PROCEEDINGS

              We are party to certain lawsuits in the normal course of business. In addition, Allied Capital was involved in various legal proceedings that we assumed in connection with the Allied Acquisition. Furthermore, third parties may try to seek to impose liability on us in connection with our activities or the activities of our portfolio companies. While the outcome of any such legal proceedings cannot at this time be predicted with certainty, we do not expect that these legal proceedings will materially affect our business, financial condition or results of operations.

PORTFOLIO COMPANIES

              The following table describes each of the businesses included in our portfolio and reflects data as of March 31, 2013. Percentages shown for class of investment securities held by us represent percentage of the class owned and do not necessarily represent voting ownership. Percentages shown for equity securities, other than warrants or options, represent the actual percentage of the class of security held before dilution. Percentages shown for warrants and options held represent the percentage of class of security we may own assuming we exercise our warrants or options before dilution.

              We have indicated by footnote portfolio companies (a) where we directly or indirectly own more than 25% of the outstanding voting securities of such portfolio company and, therefore, are presumed to be "controlled" by us under the Investment Company Act and (b) where we directly or indirectly own 5% to 25% of the outstanding voting securities of such portfolio company or where we hold one or more seats on the portfolio company's board of directors and, therefore, are deemed to be an "affiliated person" under the Investment Company Act. We directly or indirectly own less than 5% of the outstanding voting securities of all other portfolio companies (or have no other affiliations with such portfolio companies) listed on the table. We offer to make significant managerial assistance to certain of our portfolio companies. Where we do not hold a seat on the portfolio company's board of directors, we may also receive rights to observe such board meetings.

              Where we have indicated by footnote the amount of unfunded commitments to portfolio companies to fund various revolving and delayed draw senior secured and subordinated loans, such unfunded commitments are presented net of (i) standby letters of credit treated as funded commitments because they are issued and outstanding, (ii) commitments substantially at the Company's discretion and (iii) commitments that are unavailable due to borrowing base or other covenant restrictions.

 ARES CAPITAL AND SUBSIDIARIES
PORTFOLIO COMPANIES
As of March 31, 2013
(dollar amounts in thousands)

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3-31-13	Fair Value
10th Street, LLC(3)	Real estate holding company	Senior subordinated loan	8.93% Cash, 4.07% PIK	11/2/2014		$25,468
5 North 11th Street		Member interest			10.00%	$—
Brooklyn, NY 11211		Option			40.10%	$482

Access CIG, LLC	Records and information	Senior secured loan	7.00% (Libor + 5.75%/Q)	10/5/2017		$1,000
205 Main Street, Suite E	management services
Pleasanton, CA 94566	provider

ADF Capital, Inc. & ADF	Restaurant owner and	Senior secured revolving loan	6.50% (Libor + 3.50%/Q)	11/27/2014		$1,468	(5)
Restaurant Group, LLC	operator	Senior secured revolving loan	6.50% (Base Rate + 2.50%/Q)	11/27/2014		$50	(5)
165 Passaic Avenue		Senior secured loan	12.50% (Libor + 9.50%/Q)	11/27/2015		$20,163
Fairfield, NJ 07004		Promissory note	12.00% PIK	11/27/2016		$19,978
		Warrants			87.72%	$2,352	(2)

AGILE Fund I, LLC	Investment partnership	Member interest			0.50%	$27
4445 Willard Avenue, 11th Floor
Chevy Chase, MD 20815

AllBridge Financial, LLC(4)	Asset management services	Equity interests			100.00%	$7,422
13760 Noel Road, Suite 1100
Dallas, TX 75240

American Academy Holdings, LLC	Provider of education,	Senior secured revolving loan	7.25% (Base Rate + 4.00%/Q)	3/19/2019		$4,850	(6)
2480 South 3850 West, Suite B	training, certification,	Senior secured loan	6.00% (Libor + 5.00%/Q)	3/19/2019		$73,322
Salt Lake City, UT 84120	networking, and consulting	Senior secured loan	6.00% (Libor + 5.00%/Q)	3/19/2019		$5,985
	services to medical coders and other healthcare professionals	Senior secured loan	6.00% (Libor + 5.00%/Q)	3/19/2019		$10,331

American Broadband	Broadband communication	Senior secured loan	7.50% (Libor + 5.50%/Q)	9/1/2013		$6,945
Communications, LLC, American	services	Senior secured loan	12.00% Cash, 2.00% PIK	11/7/2014		$33,112
Broadband Holding Company and		Senior subordinated loan	12.00% Cash, 2.00% PIK	11/7/2014		$10,361
Cameron Holdings of NC, Inc.		Senior subordinated loan	10.00% Cash, 4.00% PIK	11/7/2014		$22,896
401 N. Tryon Street, 10th Floor		Warrants			20.00%	$3,981	(2)
Charlotte, NC 28202		Warrants			17.00%	$2,106	(2)

American Commercial Coatings, Inc.	Real estate property	Commercial mortgage loan	8.75% (Base Rate + 1.50%/Q)	12/1/2025		$2,061
2008 Cypress Street
Paris, KY 40362

Apple & Eve, LLC and US Juice Partners, LLC(3)	Juice manufacturer	Senior units			9.71%	$5,027
2 Seaview Blvd
Port Washington, NY 11050

Athletic Club Holdings, Inc.	Premier health club	Senior secured loan	7.25% (Libor + 6.00%/M)	3/28/2019		$34,000
5201 East Tudor Road	operator
Anchorage, AL 99507

AWTP, LLC(4)	Water treatment services	Junior secured loan	10.00%	6/23/2015		$4,212
2080 Lunt Avenue		Junior secured loan	15.00% PIK	6/23/2015		$6,121
Elk Grove Village, IL 60007		Membership interest			90.00%	$5,646

Batanga, Inc.	Independent digital media	Senior secured revolving loan	8.50%	10/31/2013		$1,500	(7)
2121 Ponce de Leon Blvd., Suite 800	company	Senior secured loan	9.60%	11/1/2016		$5,594
Coral Gables, FL 33134		Senior secured loan	—	11/1/2016		$—	(8)

BECO Holding Company, Inc.	Wholesale distributor of	Common stock			2.39%	$2,483
10926 David Taylor Drive, Suite 300	first response fire protection
Charlotte, NC 28262	equipment and related parts

Benihana, Inc.	Restaurant owner and	Senior secured revolving loan	—	8/21/2017		$—	(9)
8685 Northwest 53rd Terrace	operator	Senior secured loan	9.25% (Libor + 8.00%/Q)	2/21/2018		$31,690
Miami, FL 33166

Bushnell Inc.	Sports optics manufacturer	Junior secured loan	9.00% (Libor + 7.50%/Q)	2/24/2016		$48,825
9200 Cody		Junior secured loan	9.50% (Libor + 8.00%/Q)	2/24/2016		$43,675
Overland Park, KS 66214

California Forensic Medical	Correctional facility	Senior secured revolving loan	—	11/16/2018		$—	(10)
Group, Incorporated	healthcare operator	Senior secured loan	9.25% (Libor + 8.00%/Q)	11/16/2018		$54,047
300 Foam Street, Suite B		Senior secured loan	—	11/16/2018		$—	(11)
Monterey, CA 93940

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3-31-13	Fair Value
Callidus Capital Corporation(4)	Asset management services	Common stock			100.00%	$1,735
2000 Avenue of the Stars, 12th Floor
Los Angeles, CA 90067

Cambrios Technologies Corporation	Nanotechnology-based	Senior secured loan	12.00%	8/1/2015		$4,394
930 East Arques Ave.	solutions for electronic	Warrants			4.88%	$8	(2)
Sunnyvale, CA 94085	devices and computers

Campus Management Corp. and Campus	Education software	Preferred stock			16.75%	$5,461
Management Acquisition Corp.(3)	developer
350 Park Avenue, 23rd Floor
New York, NY 10022

Capital Investments and Ventures Corp.	SCUBA diver training and	Senior secured loan	—	8/9/2018		$—	(12)
30151 Tomas Street,	certification provider	Senior secured loan	9.50% (Libor + 6.25%/Q)	8/9/2018		$2,308
Rancho Santa Margarita, CA 92688		Senior secured loan	8.50% (Libor + 7.25%/Q)	8/9/2018		$72,317

Cast & Crew Payroll, LLC and	Payroll and accounting	Senior secured revolving loan	7.50% (Libor + 6.50%/Q)	12/24/2017		$69,125
Centerstage Co-Investors, L.L.C.(3)	services provider to the	Class A membership units			10.13%	$2,500
2300 Empire Avenue, 5th Floor	entertainment industry	Class A membership units			10.13%	$2,500
Burbank, CA 91504

CCS Group Holdings, LLC	Correctional facility	Class A units			1.41%	$1,293
3343 Perimeter Hill Drive, Suite 300	healthcare operator
Nashville, TN 37211

Centinela Funding, LLC	Solar power generation	Senior secured loan	10.00% (Libor + 8.75%/Q)	11/14/2020		$56,000
Two Tower Center, 11th Floor	facility developer and
East Brunswick, NJ 08816	operator

CFW Co-Invest, L.P. and	Health club franchisor	Limited partnership interest			12.24%	$4,328
NCP Curves, L.P.		Limited partnership interest			12.24%	$1,926
100 Ritchie Road
Waco, TX 76712

Charter Baking Company, Inc.	Baked goods manufacturer	Senior subordinated loan	17.50% PIK	9/6/2013		$9,741
3300 Walnut Street, Unit C		Preferred stock			2.79%	$1,979
Boulder, CO 80301

CIBT Investment Holdings, LLC	Expedited travel document	Class A shares			1.97%	$3,477
111 Huntington Ave., 30th Floor	processing services
Boston, MA 02199

CIC Flex, LP	Investment partnership	Limited partnership units			14.28%	$2,120
60 South Sixth Street, Suite 3720
Minneapolis, MN 55402

Ciena Capital LLC(4)	Real estate and small	Senior secured revolving loan	6.00%	12/31/2014		$14,000	(13)
1633 Broadway, 39th Floor	business loan servicer	Senior secured loan	12.00%	12/31/2016		$32,000
New York, NY 10019		Equity interests			100.00%	$14,533

CitiPostal Inc.(4)	Document storage and	Senior secured revolving loan	6.50% (Base Rate + 3.25%/Q)	12/21/2013		$1,000	(14)
5 North 11th Street	management services	Senior secured loan	8.50% Cash, 5.50% PIK	12/21/2013		$50,555
Brooklyn, NY 11211		Senior subordinated loan		12/21/2015		$—
		Common stock			63.10%	$—

Cleveland East Equity, LLC	Hotel operator	Real estate equity interests			50.00%	$4,036
26300 Harvard Road
Warrensville Heights, OH 44122

Command Alkon, Inc.	Software solutions provider	Junior secured loan	9.75% (Libor + 8.50%/Q)	3/28/2018		$39,130	(15)
1800 International Park Dr., Suite 400	to the ready-mix concrete
Birmingham, AL 35243	industry

Commercial Credit Group, Inc.	Commercial equipment	Senior subordinated loan	12.75%	5/10/2018		$28,000
121 West Trade Street, Suite 2100	finance and leasing company
Charlotte, NC 28202

Commons R-3, LLC	Real estate developer	Real estate equity interests			20.00%	$—
5555 Glenridge Connector, Suite 700
Atlanta, GA 30342

Community Education Centers, Inc.	Offender re-entry and	Senior secured loan	6.25% (Libor + 5.25%/Q)	12/13/2014		$15,000
35 Fairfield Place	in-prison treatment services	Senior secured loan	7.50% (Base Rate + 4.25%/Q)	12/13/2014		$714
West Caldwell, NJ 07006	provider	Junior secured loan	15.30% (Libor + 15.00%/Q)	12/13/2015		$30,912
		Junior secured loan	15.29% (Libor + 15.00%/Q)	12/13/2015		$9,329
		Warrants			3.84%	$—	(2)
		Warrants			3.32%	$—	(2)

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3-31-13	Fair Value
Competitor Group, Inc. and	Endurance sports media and	Senior secured revolving loan	10.00% (Base Rate + 6.75%/Q)	11/30/2018		$2,350	(16)
Calera XVI, LLC	event operator	Senior secured revolving loan	9.00% (Libor + 7.75%/Q)	11/30/2018		$900	(16)
9401 Waples Street, Suite 150		Senior secured loan	—	11/30/2018		$—	(17)
San Diego, CA 92121		Senior secured loan	9.00% (Libor + 7.75%/Q)	11/30/2018		$54,364
		Membership units			7.81%	$2,500

Component Hardware Group, Inc.	Commercial equipment	Junior secured loan	7.00% Cash, 3.00% PIK	12/31/2014		$3,226
1890 Swarthmore Avenue	manufacturer	Senior subordinated loan	7.50% Cash, 5.00% PIK	12/31/2014		$11,284
Lakewood, NJ 08701		Warrants			20.00%	$8,804	(2)

Cook Inlet Alternative Risk, LLC	Risk management services	Senior subordinated loan	9.00%	9/30/2015		$2,500
10 British American Blvd.
Latham, NY 12110

Cornerstone Records Management, LLC	Physical records storage and	Senior secured revolving loan	—	8/12/2016		$—	(18)
10440 Little Patuxent Parkway, Suite 900	management service	Senior secured loan	—	8/12/2016		$—	(19)
Columbia, MD 21044	provider	Senior secured loan	12.25% (Base Rate + 9.00%/Q)	8/12/2016		$17,667

Covestia Capital Partners, LP	Investment partnership	Limited partnership interest			46.67%	$1,170
11111 Santa Monica Blvd, Suite 1620
Los Angeles, CA 90025

Crescent Hotels & Resorts, LLC and	Hotel operator	Senior subordinated loan		9/8/2011		$—
affiliates(4)		Senior subordinated loan		6/1/2017		$—
2000 Avenue of the Stars, 12th Floor		Common equity interest			90.00%	$—
Los Angeles, CA 90067		Limited liability company			100.00%	$194
		membership interest

CT Technologies Intermediate	Healthcare analysis services	Senior secured loan	7.75% (Libor + 6.50%/Q)	3/15/2017		$14,553
Holdings, Inc. and CT Technologies		Class A common stock			4.49%	$4,931
Holdings LLC(3)		Class C common stock			20.00%	$1,359
8901 Farrow Rd
Columbia, SC 29203

Distant Lands Trading Co.	Coffee manufacturer	Class A common stock			3.32%	$—
801 Houser Way North		Class A-1 common stock			7.33%	$—
Renton, WA 98055

Driven Holdings, LLC	Automotive aftermarket car	Preferred stock			1.96%	$2,742
128 S. Tryon St., Ste 900	care franchisor	Common stock			1.96%	$114
Charlotte, NC 28202

Dynamic India Fund IV, LLC	Investment company	Member interest			5.44%	$2,962
IFS Court, Twenty Eight
Cybercity, Ebene, Mauritius

Earthcolor Group, LLC	Printing management	Limited liability company			9.30%	$—
249 Pomeroy Road	services	interests
Parsippany, NJ 07054

Eckler Industries, Inc.	Restoration parts and	Senior secured revolving loan	—	7/12/2017		$—	(20)
5200 S. Washington Ave.	accessories provider for	Senior secured loan	7.25% (Libor + 6.00%/M)	7/12/2017		$51,302
Titusville, FL 32780	classic automobiles	Senior secured loan	8.25% (Base Rate + 5.00%/Q)	7/12/2017		$505
		Series A preferred stock			5.41%	$1,909
		Common stock			5.41%	$64

EcoMotors, Inc.	Engine developer	Senior secured loan	10.13%	7/1/2016		$5,000
17000 Federal Drive, Suite 200		Senior secured loan	—	10/31/2016		$—	(21)
Allen Park, MI 48101		Senior secured loan	—	4/1/2017		$—	(22)
		Warrants			0.76%	$84	(2)

eInstruction Corporation	Developer, manufacturer	Junior secured loan		7/2/2014		$—
308 N. Carroll Blvd.	and retailer of educational	Senior subordinated loan		1/2/2015		$—
Denton, TX 76201	products	Common stock			2.40%	$—

ELC Acquisition Corp., ELC Holdings	Developer, manufacturer	Preferred stock	12.00% PIK		10.57%	$12,119
Corporation, and Excelligence Learning	and retailer of educational	Common stock			8.47%	$3,290
Corporation(3)	products
2 Lower Ragsdale Drive
Monterey, CA 93940

EquiPower Resources Holdings, LLC	Gas-fired power generation	Junior secured loan	10.00% (Libor + 8.50%/Q)	6/21/2019		$22,500
100 Constitution Plaza, 10th Floor	facilities operator
Hartford, CT 06103

Financial Pacific Company	Commercial finance leasing	Preferred stock	8.00% PIK		14.84%	$14,065
3455 South 344th Way, Suite 300		Common stock			14.84%	$—
Federal Way, WA 98001

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3-31-13	Fair Value
Fulton Holdings Corp.	Airport restaurant operator	Senior secured loan	12.50%	5/28/2016		$40,000
5950 Fulton Industrial Blvd		Common stock			2.16%	$1,985
Atlanta, GA 30336

Genomatica, Inc.	Chemical company that is	Senior secured loan	9.26%	10/1/2016		$1,500	(23)
10520 Wateridge Circle	developing a biotechnology	Warrants			0.50%	$45	(2)
San Diego, CA 92121	platform for the production
	of basic and intermediate
	chemical products through
	a proprietary
	fermentation-based
	manufacturing process

Geotrace Technologies, Inc.	Reservoir processing and	Warrants			62.97%	$—	(2)
1011 Highway 6 South, Suite 220	development	Warrants			50.76%	$1,892	(2)
Houston, TX 77077

Gilchrist & Soames, Inc.	Personal care manufacturer	Senior secured revolving loan	6.25% (Libor + 5.00%/M)	10/5/2013		$9,200	(24)
1535 E. Naomi Street		Senior secured loan	13.44% Cash, 2.00% PIK	10/5/2013		$20,619
PO Box 33806
Indianapolis, IN 46203

Gordian Acquisition Corp.	Financial services firm	Common stock			5.00%	$—
950 Third Avenue, 17th Floor
New York, NY 10022

HCI Equity, LLC(4)	Investment company	Member interest			100.00%	$426
2000 Avenue of the Stars, 12th Floor
Los Angeles, CA 90067

HCPro, Inc. and HCP	Healthcare compliance	Senior subordinated loan		8/8/2014		$5,500
Acquisition Holdings, LLC(4)	advisory services	Class A units			30.34%	$—
600 Fifth Avenue, 17th Floor
New York, NY 10020

Hojeij Branded Foods, Inc.	Airport restaurant operator	Senior secured revolving loan	9.00% (Libor + 8.00%/Q)	2/15/2017		$1,900	(25)
12700 Spine Rd SW		Senior secured loan	9.00% (Libor + 8.00%/Q)	2/15/2017		$25,600
Atlanta, GA 30320		Senior secured loan	—	2/15/2017		$—	(26)
		Warrants			7.50%	$164	(2)
		Warrants			7.50%	$2,362	(2)

Hot Light Brands, Inc.(4)	Real estate holding company	Senior secured loan		2/1/2011		$1,132
11780 Manchester Road, Suite 207		Common stock			100.00%	$—
St. Louis, MO 63131

ICSH, Inc.	Industrial container	Senior secured revolving loan	—	8/31/2016		$—	(27)
1540 Greenwood Avenue	manufacturer, reconditioner	Senior secured loan	8.00% (Libor + 7.00%/Q)	8/31/2016		$26,405	(28)
Montebello, CA 90640	and servicer	Senior secured loan	8.04% (Libor + 7.00%/Q)	8/31/2016		$106,973

IfByPhone Inc.	Voice-based marketing	Senior secured revolving loan	—	10/15/2013		$—	(29)
300 W. Adams Street, Suite 900	automation software	Senior secured loan	11.00%	11/1/2015		$2,000
Chicago, IL 60606	provider	Senior secured loan	11.00%	1/1/2016		$1,000
		Warrants			0.50%	$88	(2)

ILC Industries, LLC	Designer and manufacturer	Senior secured loan	7.50% (Libor + 6.00%/Q)	7/11/2018		$24,813
105 Wilbur Place	of protective cases
Bohemia, NY 11716	and technically advanced
	lighting systems

Impact Innovations Group, LLC	IT consulting and	Member interest			50.00%	$200
2500 Northwinds Parkway, Suite 200	outsourcing services
Alpharetta, GA 30004

Imperial Capital Group LLC	Investment services	Class A common units			5.00%	$18,949
2000 Avenue of the Stars, 9th Floor S		2006 Class B common units			5.00%	$4
Los Angeles, CA 90067		2007 Class B common units			5.00%	$1

Imperial Capital Private	Investment partnership	Limited partnership interest			80.00%	$10,037
Opportunities, LP
2000 Avenue of the Stars, 9th Floor S
Los Angeles, CA 90067

Implus Footcare, LLC	Provider of footwear and	Preferred stock	6.00% PIK		2.58%	$4,945
2001 TW Alexander Drive	other accessories	Common stock			2.39%	$24
P.O. Box 13925
Durham, NC 27709

INC Research, Inc.	Pharmaceutical and	Common stock			18.18%	$996
3201 Beechleaf Court, Suite 600	biotechnology consulting
Raleigh, NC 27604	services

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3-31-13	Fair Value
Infilaw Holding, LLC	Operator of three for-profit	Senior secured revolving loan	—	8/25/2016		$—	(30)
1100 5th Avenue South, Suite 301	law schools	Senior secured loan	9.50% (Libor + 8.50%/Q)	8/25/2016		$19,087
Naples, FL 34102		Series A preferred units	9.50% (Libor + 8.50%/Q)		95.99%	$124,890
		Series B preferred stock			6.67%	$9,884

Insight Pharmaceuticals Corporation(3)	OTC drug products	Junior secured loan	13.25% (Libor + 11.75%/Q)	8/26/2017		$19,310
1170 Wheeler Way, Suite 150	manufactuer	Class A common stock			12.60%	$8,368
Langhorne, PA 19047		Class B common stock			12.60%	$8,368

Instituto de Banca y Comercio, Inc. &	Private school operator	Series B preferred stock			19.59%	$7,412
Leeds IV Advisors, Inc.		Series C preferred stock			0.80%	$34
Calle Santa Ana 1660		Common stock			0.83%	$—
Santurce, Puerto Rico 00909-2309

Intermedix Corporation	Revenue cycle management	Junior secured loan	10.25% (Libor + 9.00%/Q)	6/27/2019		$112,000
6451 N. Federal Highway, Suite 1000	provider to the emergency
Fort Lauderdale, FL 33308	healthcare industry

Investor Group Services, LLC (3)	Business consulting for	Limited liability company			10.00%	$805
2020 Front Street, Suite 100	private equity and	membership interest
Boston, MA 02116	corporate clients

Itel Laboratories, Inc.	Data services provider for	Senior secured revolving loan	—	6/29/2018		$—	(31)
6745 Phillips Industrial Boulevard	building materials to	Senior secured loan	6.00% (Libor + 4.75%/M)	6/29/2018		$22,182
Jacksonville, Florida 32256	property insurance industry	Preferred units			1.80%	$1,118

Ivy Hill Asset Management, L.P.(4)	Asset management services	Member interest			100.00%	$267,839
245 Park Avenue, 44th Floor
New York, NY 10167

JHP Group Holdings, Inc.	Manufacturer of specialty	Series A preferred stock	6.00% PIK		0.92%	$1,000
1 Upper Pond Road	pharmaceutical products
Morris Corporate Centre,
Building D, 3rd Floor
Parsippany, NJ 07054

La Paloma Generating Company, LLC	Natural gas fired, combined	Junior secured loan	10.25% (Libor + 8.75%/Q)	8/27/2018		$68,000
24 Waterway Avenue, Suite 800	cycle plant operator
Houston, TX 77380

Lakeland Tours, LLC	Educational travel provider	Senior secured revolving loan	—	12/31/2016		$—	(32)
218 West Water Street, Suite 400		Senior secured loan	9.25% (Libor + 8.25%/Q)	12/31/2016		$99,188
Charlottesville, VA 22902		Senior secured loan	5.25% (Libor + 4.25%/Q)	12/31/2016		$10,560
		Common stock			3.53%	$4,892

Lighting Science Group Corporation	Designer, developer and	Letter of credit facility	—	2/20/2014		$—	(33)
1227 South Patrick Drive, Building 2A	manufacturer of advanced
Satellite Beach, FL 32937	lighting products

Magnacare Holdings, Inc., Magnacare	Healthcare professional	Senior secured revolving loan	—	3/16/2018		$—	(34)
Administrative Services, LLC, and	provider	Senior secured loan	9.75% (Libor + 8.75%/Q)	3/16/2018		$62,447
Magnacare, LLC		Senior secured loan	9.75% (Libor + 8.75%/Q)	3/16/2018		$70,249
825 East Gate Blvd.
Garden City, NY 11530

Massage Envy, LLC	Franchiser in the massage	Senior secured revolving loan	—	9/26/2018		$—	(35)
14350 N. 87th Street	industry	Senior secured loan	8.50% (Libor + 7.25%/Q)	9/26/2018		$79,987
Suites 200, 205 and 230		Common stock			1.66%	$3,322
Scottsdale, AZ 85260

Matrixx Initiatives, Inc. and Wonder	Developer and marketer	Senior secured revolving loan	13.00% (Libor + 12.00%/Q)	6/30/2016		$1,900	(36)
Holdings Acquisition Corp.	of over-the-counter	Senior secured loan	13.00% (Libor + 12.00%/Q)	6/30/2016		$36,085
8515 E. Anderson Dr.	healthcare products	Warrants			4.56%	$—	(2)
Scottsdale, AZ 85255		Warrants			5.00%	$891	(2)

McKenzie Sports Products, LLC	Designer, manufacturer and	Senior secured revolving loan	—	3/30/2017		$—	(37)
1910 Saint Luke's Church Road	distributor of taxidermy	Senior secured loan	7.75% (Base Rate + 4.50%/Q)	3/30/2017		$776
Salisbury, NC 28146	forms and supplies	Senior secured loan	7.00% (Libor + 5.50%/M)	3/30/2017		$20,013

Microstar Logistics LLC, Microstar	Keg management solutions	Junior secured loan	8.50% (Libor + 7.50%/Q)	12/14/2018		$165,000
Global Asset Management LLC and	provider	Common stock			3.47%	$5,000
MStar Holding Corporation
5299 DTC Blvd., Suite 510
Greenwood Village, CO 80111

Multi-Ad Services, Inc.(3)	Marketing services and	Preferred units			13.95%	$2,043
1720 W. Detweiller Drive	software provider	Common units			7.48%	$—
Peoria, IL 61615

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3-31-13	Fair Value
MVL Group, Inc.(4)	Marketing research provider	Senior secured revolving loan	4.80% (Libor + 4.50%/Q)	6/30/2012		$806	(38)
1061 E. Indiantown Road, Suite 300		Senior subordinated loan		7/8/2012		$7,216
Jupiter, FL 33477		Junior subordinated loan		7/8/2012		$—
		Common stock			56.10%	$—

MW Dental Holding Corp.	Dental services	Senior secured revolving loan	8.50% (Libor + 7.00%/M)	4/12/2017		$3,500	(39)
680 Hehli Way		Senior secured loan	8.50% (Libor + 7.00%/M)	4/12/2017		$113,889	(40)
PO Box 69
Mondovi, WI 54755

MWI Holdings, Inc.	Provider of engineered	Senior secured loan	9.38% (Libor + 8.13%/Q)	3/27/2019		$48,274
101 Godfrey Street	springs, fasteners, and
P.O. Box 7008	other precision components
Logansport, IN 46947

Napa Management Services Corporation	Anesthesia management	Senior secured revolving loan	—	4/15/2018		$—	(41)
68 South Service Road, Suite 350	services provider	Senior secured loan	6.50% (Libor + 5.25%/Q)	4/15/2018		$11,369
Melville, NY 11747		Senior secured loan	6.50% (Libor + 5.25%/Q)	4/15/2018		$45,823
		Common units			8.90%	$6,324

National Print Group, Inc.	Printing management	Senior secured revolving loan	9.00% (Libor + 6.00%/Q)	10/31/2013		$913	(42)
2464 Amicola Highway	services	Senior secured revolving loan	9.00% (Base Rate + 5.00%/M)	10/31/2013		$26	(42)
Chattanooga, TN 37406		Senior secured loan	10.00% (Libor + 9.00% Cash, 1.00% PIK /Q)	10/31/2013		$6,903
		Senior secured loan	10.00% (Base Rate + 9.00% Cash, 1.00% PIK /Q)	10/31/2013		$349
		Preferred stock			5.17%	$—

NComputing, Inc.	Desktop virtualization	Senior secured revolving loan	—	3/20/2014		$—	(43)
3979 Freedom Circle, Suite 600	hardware and software	Senior secured loan	10.50%	7/1/2016		$6,500
Santa Clara, CA 95054	technology service provider	Warrants			2.02%	$41	(2)

NetShape Technologies, Inc.	Metal precision engineered	Senior secured revolving loan	7.50% (Libor + 6.50%/M)	12/31/2014		$454	(44)
8751 Old State Road 60	components	Senior secured revolving loan	8.75% (Base Rate + 7.50%/Q)	12/31/2014		$78	(44)
Sellersburg, IN 47172

Netsmart Technologies, Inc. and	Healthcare technology	Senior secured loan	7.25% (Libor + 6.00%/Q)	12/18/2017		$39,844	(45)
NS Holdings, Inc.	provider	Senior secured loan	8.25% (Base Rate + 5.00%/Q)	12/18/2017		$250	(45)
4950 College Boulevard		Common stock			1.70%	$3,106
Overland Park, KS 66211

NPH, Inc.	Hotel property	Real estate equity interests			100.00%	$6,817
13175 Gregg Street
Poway, CA 92064

Oak Parent, Inc.	Manufacturer of athletic	Senior secured loan	8.00% (Libor + 7.00%/Q)	4/2/2018		$50,231
425 Park 20 W	apparel
Grovetown, GA 30813

OnCURE Medical Corp.	Radiation oncology care	Common stock			3.29%	$—
188 Inverness Drive West, Suite 650	provider
Englewood, CO 80112

Orion Foods, LLC(4)	Convenience food service	Senior secured revolving loan	10.75% (Base Rate + 7.50%/M)	9/30/2014		$9,000	(46)
2930 W. Maple Street	retailer	Senior secured loan	10.00% (Libor + 8.50%/Q)	9/30/2014		$33,367
Sioux Falls, SD 57118		Junior secured loan		9/30/2014		$15,358
		Preferred units			93.53%	$—
		Class A common units			100.00%	$—
		Class B common units			25.00%	$—

OTG Management, LLC	Airport restaurant operator	Senior secured revolving loan	—	12/11/2017		$—	(47)
352 Park Avenue South		Senior secured loan	8.75% (Libor + 7.25%/Q)	12/11/2017		$25,000
New York, NY 10010		Senior secured loan	—	12/11/2017		$—	(48)
		Common units			4.44%	$1,955
		Warrants			7.73%	$4,151	(2)

Panda Sherman Power, LLC	Developer and operator of a	Senior secured loan	9.00% (Libor + 7.50%/Q)	9/14/2018		$32,500
4100 Spring Valley Road, Suite 1001	gas turbine power plant
Dallas, Texas 75244

Panda Temple Power, LLC	Developer and operator of a	Senior secured loan	11.50% (Libor + 10.00%/Q)	7/17/2018		$60,000
4100 Spring Valley Road, Suite 1001	gas turbine power plant
Dallas, Texas 75244

Partnership Capital Growth Fund I, L.P.	Investment partnership	Limited partnership interest			25.00%	$4,059
One Embarcadero, Suite 3810
San Francisco, CA 94111

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3-31-13	Fair Value
Partnership Capital Growth	Investment partnership	Limited partnership interest			2.50%	$2,341
Investors III, L.P.
One Embarcadero, Suite 3810
San Francisco, CA 94111

Passport Health Communications, Inc.,	Healthcare technology	Series A preferred stock			4.31%	$12,388
Passport Holding Corp. and	provider	Common stock			4.31%	$—
Prism Holding Corp.
720 Cool Springs Blvd., Suite 450
Franklin, TN 37067

Pelican Products, Inc.	Flashlight manufacturer	Senior secured loan	7.00% (Libor + 5.50%/Q)	7/11/2018		$7,940
23215 Early Avenue		Junior secured loan	11.50% (Libor + 10.00%/Q)	6/15/2019		$32,000
Torrance, CA 90505

Performance Food Group, Inc. and	Food service distributor	Junior secured loan	11.00%	5/23/2015		$50,000
Wellspring Distribution Corp.		Junior secured loan	11.00%	5/23/2015		$112,250
12650 East Arapahoe Road Centennial, CO 80112		Class A non-voting common stock			33.33%	$6,823

PG Mergersub, Inc. and	Provider of patient surveys,	Junior secured loan	8.25% (Libor + 7.00%/Q)	10/20/2018		$45,000
PGA Holdings, Inc.	management reports and	Preferred stock			0.13%	$14
245 Park Avenue, 41st Floor	national databases for the	Common stock			0.13%	$703
New York, NY 10167	integrated healthcare
	delivery system

PG-ACP Co-Invest, LLC	Supplier of medical	Class A membership units			99.99%	$1,665
9800 De Soto Avenue	uniforms, specialized
Chatsworth, CA 91311	medical footwear and
	accessories

Pillar Processing LLC and	Mortgage services	Senior secured loan		11/20/2018		$6,659
PHL Holding Co.(3)		Senior secured loan		5/20/2019		$494
220 Northpointe		Class A common stock			100.00%	$—
Parkway, Suite G
Buffalo, NY 14228

Piper Jaffray Merchant Banking	Investment partnership	Limited partnership interest			2.00%	$341
Fund I, L.P.
800 Nicollet Mall, Suite 800
Minneapolis, MN 55402

PODS Funding Corp.	Storage and warehousing	Junior subordinated loan	12.75% Cash, 2.75% PIK	5/29/2017		$40,499
5585 Rio Vista Drive
Clearwater, FL 33760

Powersport Auctioneer Holdings, LLC	Powersport vehicle auction	Common units			2.38%	$746
13175 Gregg Street	operator
Poway, CA 92064

Pregis Corporation, Pregis Intellipack	Provider of highly-	Senior secured loan	7.75% (Libor + 6.25%/M)	3/23/2017		$992
Corp. and Pregis Innovative	customized, tailored
Packaging Inc.	protective packaging
1650 Lake Cook Rd., Suite 400	solutions
Deerfield, IL 60015

Prommis Holdings, LLC	Bankruptcy and foreclosure	Class B common units			17.27%	$—
1544 Old Alabama Road	processing services
Roswell, GA 30076

Promo Works, LLC	Marketing services	Senior secured loan		12/23/2013		$1,888
300 Martingale Road
Schaumburg, IL 60173

Protective Industries, Inc. dba Caplugs	Plastic protection products	Senior secured revolving loan	6.25% (Base Rate + 3.00%/M)	5/23/2016		$817	(49)
2150 Elmwood Avenue		Senior secured revolving loan	5.75% (Libor + 4.25%/M)	5/23/2016		$467	(49)
Buffalo, NY 14207		Senior secured loan	5.75% (Libor + 4.25%/M)	5/23/2017		$1,481
		Senior secured loan	—	5/23/2017		$—	(50)
		Senior subordinated loan	8.00% Cash, 7.25% PIK	5/23/2018		$707
		Preferred stock			2.50%	$5,203

PRV Aerospace, LLC	Aerospace precision	Senior secured loan	6.50% (Libor + 5.25%/Q)	5/9/2018		$9,596
2600 94th Street SW, Suite 150	components manufacturer	Junior secured loan	10.50% (Libor + 9.25%/Q)	5/9/2019		$68,000
Everett, WA 98204		Junior secured loan	11.50% (Base Rate + 8.25%/Q)	5/9/2019		$11,657

R2 Acquisition Corp.	Marketing services	Common stock			0.33%	$147
207 NW Park Ave
Portland, OR 97209

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3-31-13	Fair Value
R3 Education, Inc. and	Medical school operator	Preferred stock			15.66%	$1,936
EIC Acquisitions Corp.		Common membership			22.19%	$29,443
1750 W. Broadway St. #222		interest
Oviedo, FL 32765		Warrants			10.00%	$—	(2)

Rainstor, Inc.	Database solution provider	Senior secured revolving loan	—	2/28/2015		$—	(51)
321 Pacific Avenue, 3rd Floor		Senior secured loan	11.25%	4/1/2016		$3,000	(52)
San Francisco, CA 94111		Warrants			1.48%	$89	(2)

RCHP, Inc.	Operator of general acute	Senior secured loan	7.00% (Libor + 5.75%/Q)	11/4/2018		$9,975
103 Continental Place, Suite 200	care hospitals	Junior secured loan	11.50% (Libor + 10.00%/S)	5/4/2019		$65,000
Brentwood, TN 37027

RE Community Holdings II, Inc.	Operator of municipal	Preferred stock			1.48%	$1,946
and Pegasus Community Energy, LLC.	recycling facilities
809 West Hill Street
Charlotte, NC 28208

Reed Group, Ltd.	Medical disability	Equity interests			4.00%	$—
10155 Westmoor Drive, Suite 210	management services
Westminster, CO 80021	provider

Respicardia, Inc.	Developer of implantable	Senior secured loan	11.00%	7/1/2015		$5,600
12400 Whitewater Drive, Suite 150	therapies to improve	Warrants			0.19%	$30	(2)
Minnetonka, MN 55343	cardiovascular health

Restaurant Holding Company, LLC	Fast food restaurant	Senior secured loan	9.00% (Libor + 7.50%/M)	2/17/2017		$70,000
Carretera 165 Km 6.2	operator
Zona Industrial Cataño
Cataño, Puerto Rico 00962

S.B. Restaurant Company	Restaurant owner and	Preferred stock			2.15%	$—
14241 Firestone Blvd, Suite 315	operator	Warrants			2.50%	$—	(2)
La Mirada, CA 90638

Sage Products Holdings III, LLC	Patient infection control and	Junior secured loan	9.25% (Libor + 8.00%/Q)	6/13/2020		$75,000
3909 Three Oaks Road	preventive care solutions
Cary, IL 60013	provider

Saw Mill PCG Partners LLC	Metal precision engineered	Common units			66.67%	$—
8751 Old State Road 60	components manufacturer
Sellersburg, IN 47172

Senior Secured Loan Fund LLC(4)	Co-investment vehicle	Subordinated certificates	8.31% (Libor + 8.00%/Q)			$1,269,667
2000 Avenue of the Stars, 12th Floor
Los Angeles, CA 90067

Service King Paint & Body, LLC and	Collision repair site	Senior secured revolving loan	—	8/20/2017		$—	(53)
SK SPV IV, LLC	operators	Senior secured loan	7.25% (Libor + 6.25%/Q)	8/20/2017		$127,850	(54)
808 S. Central Expressway		Senior secured loan	4.50% (Libor + 3.50%/Q)	8/20/2017		$14,775
Richardson, TX 75080		Membership interest			76.92%	$6,819

Soteria Imaging Services, LLC(3)	Outpatient medical imaging	Junior secured loan		11/10/2010		$671
9200 Leesgate Road, Suite 800	provider	Preferred member units			89.23%	$—
Fairfax, VA 22030

SSH Environmental Industries, Inc. and	Magnetic sensors and	Senior secured loan	9.00% (Libor + 7.50%/Q)	12/16/2016		$11,504
SSH Non-Destructive Testing, Inc.	supporting sensor products	Senior secured loan	—	12/16/2016		$—	(55)
875 N. Michigan Ave., Suite 4020	manufacturer
Chicago, IL 60611

Startec Equity, LLC(4)	Communication services	Member interest			100.00%	$—
2000 Avenue of the Stars, 12th Floor
Los Angeles, CA 90067

Strident Holding, Inc.	Recovery audit services	Senior secured loan	6.50% (Libor + 5.25%/M)	7/15/2018		$17,865
950 East Paces Ferry Rd., Suite 2850	provider to commercial and
Atlanta, GA 30326	governmental healthcare payors

Summit Business Media Parent Holding Company LLC	Business media consulting services	Limited liability company membership interest			22.29%	$1,405
375 Park Avenue
New York, NY 10152-0002

SurgiQuest, Inc.	Medical device	Senior secured revolving loan	—	9/28/2014		$—	(56)
333 Quarry Road	manufacturer	Senior secured loan	10.00%	10/1/2016		$7,000
Milford, CT 06460		Senior secured loan	—	10/1/2016		$—	(57)
		Warrants			5.21%	$—	(2)

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3-31-13	Fair Value
The Dwyer Group(3)	Operator of multiple	Senior subordinated loan	12.00% Cash, 1.50% PIK	6/29/2018		$25,497
7 Times Square, Suite 4307	franchise concepts primarily	Series A preferred units	8.00% PIK		18.26%	$15,245
New York, NY 10036	related to home maintenance
	or repairs

The Step2 Company, LLC	Toy manufacturer	Junior secured loan	10.00%	4/13/2015		$25,600
10010 Aurora-Hudson Road		Junior secured loan	10.00% Cash, 5.00% PIK	4/13/2015		$27,194
Streetsboro, OH 44241		Common units			1.77%	$7
		Warrants			5.00%	$19	(2)

The Teaching Company, LLC and	Education publications	Senior secured loan	9.00% (Libor + 7.50%/Q)	3/16/2017		$31,062
The Teaching Company Holdings, Inc.	provider	Preferred stock			1.77%	$3,341
4151 Lafayette Center Drive, No. 100		Common stock			3.64%	$8
Chantilly, VA 20151

The Thymes, LLC(4)	Cosmetic products	Preferred units	8.00% PIK		67.50%	$4,638
629 9th Street SE	manufacturer	Common units			67.50%	$4,473
Minneapolis, MN 55414

Things Remembered Inc. and	Personalized gifts retailer	Senior secured revolving loan	—	5/24/2017		$—	(58)
TRM Holdings Corporation		Senior secured loan	8.00% (Libor + 6.50%/Q)	5/24/2018		$14,925
5500 Avion Park Drive
Highland Heights, OH 44143

TOA Technologies, Inc.	Cloud based, mobile	Senior secured revolving loan	—	10/31/2014		$—	(59)
3333 Richmond Road, Suite 420	workforce management	Senior secured loan	10.25%	11/1/2016		$12,610
Beachwood, OH 44122	applications provider	Senior secured loan	—	11/1/2016		$—	(60)
		Warrants			3.91%	$677	(2)

Tradesmen International, Inc.	Construction labor support	Warrants			10.00%	$9,878	(2)
9760 Shepard Road
Macedonia, OH 44056

Tripwire, Inc.	IT security software	Senior secured revolving loan	—	5/23/2018		$—	(61)
101 SW Main St., Suite 1500	provider	Senior secured loan	6.00% (Libor + 4.75%/Q)	5/23/2018		$79,800
Portland, OR 97204		Class A common stock			2.95%	$72
		Class B common stock			2.95%	$7,103

TurboCombuster Technology, Inc.	Manufacturer of complex	Senior secured loan	6.00% (Base Rate + 5.00%/Q)	12/30/2017		$10,000
3651 S.E. Commerce Avenue	fabrications for the
Stuart, FL 34997	commercial aerospace,
	military aerospace and
	industrial gas turbine markets

U.S. Anesthesia Partners, Inc.	Anesthesiology service	Senior secured loan	6.50% (Libor + 5.50%/Q)	12/27/2018		$14,962
2411 Fountain View Dr., Suite 200	provider
Houston, TX 77057

UL Holding Co., LLC and	Petroleum product	Junior secured loan	9.17% (Libor + 7.17% Cash,	12/31/2014		$2,620
Universal Lubricants, LLC(3)	manufacturer		2.00% PIK /Q)
2824 N Ohio		Junior secured loan	12.00% Cash, 2.00% PIK	12/31/2014		$4,438
Wichita, KS 67201		Junior secured loan	9.16% (Libor + 7.16% Cash, 2.00% PIK /Q)	12/31/2014		$1,818
		Junior secured loan	12.00% Cash, 3.00% PIK	12/31/2014		$4,847
		Junior secured loan	9.18% (Libor + 7.18% Cash, 2.00% PIK /Q)	12/31/2014		$13,205
		Junior secured loan	9.17% (Libor + 7.17% Cash, 2.00% PIK /Q)	12/31/2014		$9,518
		Junior secured loan	12.00% Cash, 2.00% PIK	12/31/2014		$16,884
		Class A common units			2.68%	$2
		Class B-5 common units			100.00%	$8
		Class B-4 common units			59.92%	$1
		Class C common units			8.60%	$11

United Road Towing, Inc.	Towing company	Warrants			3.00%	$—	(2)
9550 Bornet Drive, Suite 301
Mokena, IL 60448

Vantage Oncology, Inc.	Radiation oncology care	Common stock			5.67%	$2,252
1500 Rosecrans Ave, Suite 400	provider
Manhattan Beach, CA 90266

Venturehouse-Cibernet Investors, LLC	Financial settlement services	Equity interest			3.31%	$—
509 Seventh Street, N.W.	for intercarrier wireless
Washington, DC 20004	roaming

VSC Investors LLC	Investment company	Membership interest			1.95%	$1,197
401 Vance Street
Los Angeles, CA 90272

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3-31-13	Fair Value
VSS-Tranzact Holdings, LLC(3)	Management consulting	Common membership			5.98%	$3,306
350 Park Avenue	services	interest
New York, NY 10022

Wash Multifamily Laundry Systems, LLC	Laundry service and	Junior secured loan	9.75% (Libor + 8.50%/Q)	2/21/2020		$78,000
(fka Web Services Company, LLC)	equipment provider
100 N. Sepulveda Blvd.. 12th Floor
El Segundo, CA 90245

Waste Pro USA, Inc	Waste management services	Preferred Class A common		2.47%		$25,139
2101 West State Road 434, Suite 315		equity
Longwood, FL 32779

Woodstream Corporation	Pet products manufacturer	Senior secured loan	6.00% (Libor + 5.00%/Q)	8/31/2016		$18,000
69 N. Locust Street		Senior subordinated loan	11.00%	2/28/2017		$6,898
Lititz, PA 17543-1714		Senior subordinated loan	11.00%	2/28/2017		$73,102
		Common stock			2.17%	$2,633

Wyle Laboratories, Inc. and	Provider of specialized	Senior preferred stock	8.00% PIK		0.77%	$105
Wyle Holdings, Inc.	engineering, scientific and	Common stock			0.66%	$2,256
1960 E. Grand Ave., Suite 900	technical services
El Segundo, CA 90245-5023

Young Innovations, Inc.	Dental equipment	Senior secured revolving loan	—	1/30/2018		$—	(62)
13705 Shoreline Court	manufacturer	Senior secured loan	6.25% (Libor + 5.00%/M)	1/30/2019		$37,143
Earth City, MO 63045-1235

(1)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate loans to our portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which resets daily (D), monthly (M), bimonthly (B), quarterly (Q) or semiannually (S). For each such loan, we have provided the current interest rate in effect as of March 31, 2013.

(2)
Percentages shown for warrants or convertible preferred stock held represents the percentages of common stock we may own on a fully diluted basis, assuming we exercise our warrants or convert our preferred stock to common stock.

(3)
As defined in the Investment Company Act, we are an "Affiliate" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities.

(4)
As defined in the Investment Company Act, we are an "Affiliate" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement). In addition, as defined in the Investment Company Act, we "Control" this portfolio company because we own more than 25% of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement).

(5)
$3,482 of total commitment of $5,000 remains unfunded as of March 31, 2013.

(6)
$150 of total commitment of $5,000 remains unfunded as of March 31, 2013.

(7)
$2,500 of total commitment of $4,000 remains unfunded as of March 31, 2013.

(8)
Total delayed draw commitment of $4,500 remains unfunded as of March 31, 2013.

(9)
Total commitment of $3,231 remains unfunded as of March 31, 2013.

(10)
$3,258 of total commitment of $5,000 remains unfunded as of March 31, 2013.

(11)
Total delayed draw commitment of $10,000 remains unfunded as of March 31, 2013.

(12)
Total commitment of $10,000 remains unfunded as of March 31, 2013.

(13)
$0 of total commitment of $20,000 remains unfunded as of March 31, 2013.

(14)
$2,700 of total commitment of $3,700 remains unfunded as of March 31, 2013.

(15)
Total delayed draw commitment of $7,500 remains unfunded as of March 31, 2013.

(16)
$500 of total commitment of $3,750 remains unfunded as of March 31, 2013.

(17)
Total delayed draw commitment of $12,500 remains unfunded as of March 31, 2013.

(18)
Total commitment of $2,333 remains unfunded as of March 31, 2013.

(19)
Total delayed draw commitment of $3,867 remains unfunded as of March 31, 2013.

(20)
Total commitment of $7,500 remains unfunded as of March 31, 2013.

(21)
Total delayed draw commitment of $5,000 remains unfunded as of March 31, 2013.

(22)
Total delayed draw commitment of $5,000 remains unfunded as of March 31, 2013.

(23)
Total delayed draw commitment of $23,500 remains unfunded as of March 31, 2013.

(24)
$800 of total commitment of $10,000 remains unfunded as of March 31, 2013.

(25)
$459 of total commitment of $2,500 remains unfunded as of March 31, 2013.

(26)
Total delayed draw commitment of $21,900 remains unfunded as of March 31, 2013.

(27)
$8,061 of total commitment of $10,000 remains unfunded as of March 31, 2013.

(28)
Total delayed draw commitment of $23,750 remains unfunded as of March 31, 2013.

(29)
Total commitment of $1,000 remains unfunded as of March 31, 2013.

(30)
$14,132 of total commitment of $25,000 remains unfunded as of March 31, 2013.

(31)
Total commitment of $2,500 remains unfunded as of March 31, 2013.

(32)
$21,127 of total commitment of $22,500 remains unfunded as of March 31, 2013.

(33)
$0 of total commitment of $25,000 remains unfunded as of March 31, 2013.

(34)
Total commitment of $10,000 remains unfunded as of March 31, 2013.

(35)
Total commitment of $5,000 remains unfunded as of March 31, 2013.

(36)
$0 of total commitment of $15,000 remains unfunded as of March 31, 2013.

(37)
Total commitment of $3,000 remains unfunded as of March 31, 2013.

(38)
$0 of total commitment of $10,000 remains unfunded as of March 31, 2013.

(39)
$6,500 of total commitment of $10,000 remains unfunded as of March 31, 2013.

(40)
Total delayed draw commitment of $10,300 remains unfunded as of March 31, 2013.

(41)
Total commitment of $12,000 remains unfunded as of March 31, 2013.

(42)
$2,476 of total commitment of $4,109 remains unfunded as of March 31, 2013.

(43)
Total commitment of $3,000 remains unfunded as of March 31, 2013.

(44)
$441 of total commitment of $972 remains unfunded as of March 31, 2013.

(45)
Total delayed draw commitment of $2,905 remains unfunded as of March 31, 2013.

(46)
$1,000 of total commitment of $10,000 remains unfunded as of March 31, 2013.

(47)
Total commitment of $2,500 remains unfunded as of March 31, 2013.

(48)
Total commitment of $22,500 remains unfunded as of March 31, 2013.

(49)
$3,344 of total commitment of $4,667 remains unfunded as of March 31, 2013.

(50)
Total commitment of $4,666 remains unfunded as of March 31, 2013.

(51)
Total commitment of $1,000 remains unfunded as of March 31, 2013.

(52)
Total delayed draw commitment of $1,000 remains unfunded as of March 31, 2013.

(53)
Total commitment of $10,000 remains unfunded as of March 31, 2013.

(54)
Total delayed draw commitment of $47,500 remains unfunded as of March 31, 2013.

(55)
Total delayed draw commitment of $10,455 remains unfunded as of March 31, 2013.

(56)
Total commitment of $2,000 remains unfunded as of March 31, 2013.

(57)
Total delayed draw commitment of $2,000 remains unfunded as of March 31, 2013.

(58)
Total commitment of $5,000 remains unfunded as of March 31, 2013.

(59)
$2,340 of total commitment of $4,000 remains unfunded as of March 31, 2013.

(60)
Total delayed draw commitment of $3,000 remains unfunded as of March 31, 2013.

(61)
Total commitment of $10,000 remains unfunded as of March 31, 2013.

(62)
Total commitment of $2,857 remains unfunded as of March 31, 2013.

              Set forth below is a brief description of each portfolio company in which we have made an investment that represents greater than 5% of our total assets as of March 31, 2013.

Senior Secured Loan Fund LLC

              The Senior Secured Loan Fund LLC, or SSLP, was formed in December 2007. We and GE co-invest through the SSLP in first lien senior secured loans of middle-market companies and, as of March 31, 2013, the SSLP had available capital of $9.0 billion of which approximately $6.2 billion in aggregate principal amount was funded. As of March 31, 2013, we had agreed to make available to the SSLP approximately $1.8 billion, of which approximately $1.3 billion was funded. The SSLP is capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of the Company and GE (with approval from a representative of each required). The SSLP consists of a diverse portfolio of first lien senior secured loans to 37 different borrowers as of March 31, 2013 and the portfolio companies in the SSLP are in industries similar to the companies in Ares Capital's portfolio.

MANAGEMENT

              Our business and affairs are managed under the direction of our board of directors. The responsibilities of the board of directors include, among other things, the quarterly valuation of our investments. The size of our board of directors is set at nine members and currently consists of four directors who are "interested persons" of Ares Capital as defined in Section 2(a)(19) of the Investment Company Act and five directors who are not such "interested persons." We refer to the directors who are non-interested persons as our "independent directors." We refer to our directors who are "interested persons" as our "interested directors." Our board of directors elects our officers, who serve at the discretion of the board of directors. The board of directors maintains an audit committee and nominating and governance committee, and may establish additional committees from time to time as necessary.

              Under our charter and bylaws, our directors are divided into three classes. Directors are elected for staggered terms of three years each, with the term of office of only one of these three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

BOARD OF DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN OTHER OFFICERS

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships of Public or Registered Investment Companies Held by Director During Past 5 Years
Independent Directors
Steve Bartlett, 65	Director	Class II Director since 2012 (term expires in 2015)
			Since 2012, Mr. Bartlett has been providing strategic independent consulting services to several U.S. corporations. From 1999 to 2012, Mr. Bartlett served as President and Chief Executive Officer of the Financial Services Roundtable.	One(2)	Centene Corporation
Ann Torre Bates, 55	Director	Class I Director since 2010 (term expires in 2014)
			Ms. Bates currently dedicates her time serving on boards of directors of several companies in the financial sector. From 1997 to 2012, Ms. Bates was a strategic and financial consultant, principally with respect to corporate finance matters.	One(2)	Franklin Mutual Series and Recovery Funds, Franklin Templeton Funds, the Franklin Alternative Strategic Funds, SLM Corporation (Sallie Mae) and Allied Capital Corporation
Steven B. McKeever, 52	Director	Class I Director since 2012 (term expires in 2014)	Since 1997, Mr. McKeever has been CEO of Hidden Beach Recordings, an independent record label based in Los Angeles, California.	One(2)
Frank E. O'Bryan, 79	Director	Class III Director since 2005 (term expires in 2013)	Since 2004, Mr. O'Bryan has been retired.	One(2)	The First American Financial Corp.
Eric B. Siegel, 55	Director	Class III Director since 2004 (term expires in 2013)
			Since 1995, Mr. Siegel has been an independent business consultant providing advice through a limited liability company owned by Mr. Siegel, principally with respect to acquisition strategy and structuring, and the subsequent management of acquired entities.	One(2)	El Paso Electric Company

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships of Public or Registered Investment Companies Held by Director During Past 5 Years
Interested Directors
Michael J. Arougheti, 40(3)	Director and Chief Executive Officer	Class I Director since February 2009 (term expires in 2014); Chief Executive Officer since May 2013 (indefinite term)
			Since May 2013, Mr. Arougheti has served as Chief Executive Officer of the Company and since February 2009, he has served as a director of the Company. Mr. Arougheti previously served as President of the Company from May 2004 to May 2013. Mr. Arougheti is a member of the Executive Committee of APMC and also a Senior Partner in the Ares Management Private Debt Group. In addition, Mr. Arougheti serves as a member of the Investment Committees of Ares Capital Management, the Ares Management Private Debt Group, Ares Management Limited and Ares Commercial Real Estate Management LLC, the manager of Ares Commercial Real Estate Corporation.	One(2)	Ares Commercial Real Estate Corporation, Planet Organic Health Corp.
Antony P. Ressler, 52(4)	Director	Class III Director since 2010 (term expires in 2013)
			Since 1997, Mr. Ressler has been a Senior Partner in the Ares Management Private Equity Group and is a member of the Executive Committee of APMC. Mr. Ressler is a Senior Advisor to the Ares Management Capital Markets Group and is a member of the Investment Committees of the funds managed by the Ares Management Private Equity Group and certain funds managed by the Ares Management Capital Markets Group.	One(2)	WCA Waste Corporation
Robert L. Rosen, 66(5)	Director	Class II Director since 2004 (term expires in 2015)
			Since August 2005, Mr. Rosen has served as managing partner of RLR Capital Partners, which invests principally in the securities of publicly traded North American companies. From 2005 to 2008, Mr. Rosen was a Managing Partner of RLR Focus Fund LP, an "active value" hedge fund. From 1987 to the present, Mr. Rosen has been CEO of RLR Partners, LLC, a private investment firm with interests in financial services, healthcare, media and multi-industry companies. Mr. Rosen is also an Operating Advisor to the Ares Management Private Equity Group.	One(2)	Ares Commercial Real Estate Corporation, Sapient Corporation
Bennett Rosenthal, 49(6)	Chairman and Director	Class II Director since 2004 (term expires in 2015)
			Since 2004, Mr. Rosenthal has served as Chairman of the Board. He joined Ares Management in 1998 and is a Senior Partner in and the Co-Head of the Ares Management Private Equity Group. He is a member of the Executive Committee of APMC. Mr. Rosenthal is also a member of the Investment Committees of Ares Capital Management, the funds managed by the Ares Management Private Equity Group and the Private Debt Group.	One(2)	Hanger Orthopedic Group, Inc.; Maidenform Brands, Inc.; Nortek, Inc.
Executive Officers and Certain Other Officers Who Are Not Directors
Eric B. Beckman, 47	Executive Vice President	Since May 2013 (indefinite term)
Since May 2013, Mr. Beckman has served as Executive Vice President of the Company. Mr. Beckman has served as an officer of Ares Capital Management since 2004. Mr. Beckman joined Ares Management in 1998 and currently serves as a Senior Partner in the Ares Management Private Debt Group. Mr. Beckman is a member of the Investment Committees of Ares Capital Management and the Ares Management Private Debt Group and one of the two Investment Committees of Ivy Hill Asset Management. Before joining the Ares Management Private Debt Group, Mr. Beckman served as a Senior Partner in the Ares Management Private Equity Group.

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships of Public or Registered Investment Companies Held by Director During Past 5 Years
Joshua M. Bloomstein, 39	General Counsel, Vice President and Secretary	General Counsel since January 2010, Secretary since December 2010 and Vice President since November 2006 (indefinite terms)	Since January 2010, Mr. Bloomstein has served as General Counsel of the Company, since December 2010, Mr. Bloomstein has served as Secretary of the Company and since November 2006, Mr. Bloomstein has served as Vice President of the Company. He joined Ares Management in November 2006 and currently serves as the Deputy General Counsel of Ares Management. Prior to joining Ares Management, Mr. Bloomstein was an attorney with Latham & Watkins LLP specializing in leveraged buyouts and private equity investments as well as general partnership and corporate matters.
R. Kipp deVeer, 40	President	Since May 2013 (indefinite term)
Since May 2013, Mr. deVeer has served as President of the Company. Mr. deVeer has served as an officer of Ares Capital Management since 2004. Mr. deVeer joined Ares Management in May 2004 and currently serves as a Senior Partner in the Ares Management Private Debt Group. Mr. deVeer is a member of the Investment Committees of Ares Capital Management, the Ares Management Private Debt Group and Ares Management Limited (through which Ares Management manages its European private debt and capital markets businesses) and one of the two Investment Committees of Ivy Hill Asset Management. Mr. deVeer is also a director of Ares Management Limited.
Mitchell Goldstein, 46	Executive Vice President	Since May 2013 (indefinite term)
Since May 2013, Mr. Goldstein has served as Executive Vice President of the Company. Mr. Goldstein has served as an officer of Ares Capital Management since 2005. Mr. Goldstein joined Ares Management in May 2005 and currently serves as a Senior Partner in the Ares Management Private Debt Group. Mr. Goldstein is a member of the Investment Committees of Ares Capital Management and the Ares Management Private Debt Group and both Investment Committees of Ivy Hill Asset Management.
Miriam Krieger, 37	Chief Compliance Officer	Since July 2011 (indefinite term)
Since July 2011, Ms. Krieger has served as Chief Compliance Officer of the Company, and currently serves as Ares Management's Deputy Chief Compliance Officer—Private Debt. From March 2008 until April 2010, Ms. Krieger was Chief Compliance Officer and Corporate Secretary of Allied Capital Corporation, where she served as Executive Vice President from August 2008 until April 2010 and as Senior Vice President from March 2008 to August 2008. Prior to that, Ms. Krieger served as Senior Vice President and Chief Compliance Officer of MCG Capital Corporation from 2006 to 2008 and Vice President and Assistant General Counsel of MCG Capital Corporation from 2004 to 2006.
Scott C. Lem, 35	Vice President and Treasurer	Since May 2013 (indefinite term)
Since May 2013, Mr. Lem has served as Vice President and Treasurer of the Company and since January 2009, Mr. Lem has served as Chief Accounting Officer of Ares Capital Management. Mr. Lem previously served as Assistant Treasurer of the Company from May 2009 to May 2013. From July 2003 to December 2008, Mr. Lem served as Controller of Ares Management.

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships of Public or Registered Investment Companies Held by Director During Past 5 Years
Daniel F. Nguyen, 41	Vice President and Assistant Treasurer	Vice President since January 2011 and Assistant Treasurer since May 2013 (indefinite terms)	Since January 2011, Mr. Nguyen has served as Vice President of the Company and since May 2013, Mr. Nguyen has served as Assistant Treasurer of the Company. From March 2007 to December 2010 and from September 2012 to May 2013, Mr. Nguyen served as Treasurer of the Company. From July 2004 to March 2007, Mr. Nguyen served as Chief Financial Officer of the Company. Since August 2000, Mr. Nguyen has served as Vice President, Chief Financial Officer and Treasurer of Ares Management. Mr. Nguyen has also served as Treasurer of Ares Commercial Real Estate Corporation since September 2011 and Chief Financial Officer of Ares Dynamic Credit Allocation Fund, Inc. since March 2011.
Penni F. Roll, 47	Chief Financial Officer	Since December 2010 (indefinite term)
Since December 2010, Ms. Roll has served as Chief Financial Officer of the Company. Since April 2010, Ms. Roll has served as Executive Vice President—Finance of Ares Capital Management. Ms. Roll served as Chief Financial Officer of Allied Capital Corporation from 1998 until April 2010. Ms. Roll joined Allied Capital Corporation in 1995 as its Controller after serving as a Manager in KPMG LLP's financial services practice.
Michael L. Smith, 42	Executive Vice President	Since May 2013 (indefinite term)
Since May 2013, Mr. Smith has served as Executive Vice President of the Company. Mr. Smith has served as an officer of Ares Capital Management since 2004. Mr. Smith joined Ares Management in May 2004 and currently serves as a Senior Partner in the Ares Management Private Debt Group. Mr. Smith is a member of the Investment Committees of Ares Capital Management, the Ares Management Private Debt Group and Ares Commercial Real Estate Management LLC, the manager of Ares Commercial Real Estate Corporation, and one of the two Investment Committees of Ivy Hill Asset Management.
Michael D. Weiner, 60	Vice President	Since September 2006 (indefinite term)
			Since September 2006, Mr. Weiner has been Vice President of the Company and has served as Vice President, General Counsel and Secretary of Ares Management. From September 2006 to January 2010, Mr. Weiner served as General Counsel to the Company. Prior to that, Mr. Weiner served as general counsel to Apollo Management L.P. and had been an officer of the corporate general partners of Apollo since 1992. Mr. Weiner has also served as Vice President and General Counsel of Ares Commercial Real Estate Corporation since March 2012.		Hughes Communications, Inc.

(1)
The business address of Messrs. Arougheti, Bloomstein, deVeer, Goldstein, Rosen and Smith and Ms. Roll is c/o Ares Capital Corporation, 245 Park Avenue, 44th Floor, New York, New York 10167. The business address of Ms. Krieger is c/o Ares Capital Corporation, 2200 Pennsylvania Avenue, Suite 600-W, Washington, DC 20037. The business address of each director, executive officer and other listed officer is c/o Ares Capital Corporation, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

(2)
Including the Company.

(3)
Mr. Arougheti is an interested director because he is the Chief Executive Officer of the Company, is on the Investment Committee of the investment adviser, and is a member of, and serves on the Executive Committee of, APMC, which indirectly controls Ares Management, the managing member of the investment adviser.

(4)
Mr. Ressler is an interested director because he is a member of, and serves on the Executive Committee of, APMC, which indirectly controls Ares Management, the managing member of the investment adviser.

(5)
Mr. Rosen is an interested director because he is an Operating Advisor to the Ares Management Private Equity Group.

(6)
Mr. Rosenthal is an interested director because he is on the Investment Committee of the investment adviser and is a member of, and serves on the Executive Committee of, APMC, which indirectly controls Ares Management, the managing member of the investment adviser.

Biographical Information and Discussion of Experience and Qualifications, etc.

Directors

              As described below under "Committees of the Board of Directors—Nominating and Governance Committee," the board of directors has identified certain desired attributes for director nominees. Each of our directors has demonstrated high character and integrity, superior credentials and recognition in his or her respective field and the relevant expertise and experience upon which to be able to offer advice and guidance to our management. Each of our directors also has sufficient time available to devote to the affairs of the Company, is able to work with the other members of the board of directors and contribute to the success of the Company and can represent the long-term interests of the Company's stockholders as a whole. Our directors have been selected such that the board of directors represents a range of backgrounds and experience. Set forth below is biographical information of each director and in the paragraph immediately following such director's biographical information, a paragraph discussing such director's particular experience, qualifications, attributes or skills that lead us and our board of directors to conclude, as of the date of this prospectus, that such individual should serve as a director, in light of the Company's business and structure.

Independent Directors

              Steve Bartlett, 65, has served as a director of the Company since 2012. Mr. Bartlett has been a consultant since 2012, providing strategic independent consulting services to several U.S. corporations. From 1999 to 2012, Mr. Bartlett served as President and Chief Executive Officer of the Financial Services Roundtable. For the past several years, Mr. Bartlett has sat on the board of directors of BIPAC and Easter Seals of Greater Washington, DC. In 2001, Mr. Bartlett served on the President's Commission on Excellence in Special Education. Mr. Bartlett previously served as the Mayor of Dallas, Texas from 1991 to 1995, a member of the United States Congress from 1983 to 1991, and a member of the Dallas City Council from 1977 to 1981. Mr. Bartlett also founded Meridian Products Corporation, a manufacturer of injection molded plastics in 1976. Mr. Bartlett previously served on the Board of Governors of the National YMCA and on the board of directors for the following companies: Centene Corporation (NYSE), IMCO Recycling, Inc. (NYSE), KB Home Corporation (NYSE), Sun Coast Industries (NYSE), Dallas Can! and Grace Presbyterian Village. Mr. Bartlett also served as co-chair of Character Counts of Dallas and chair of the Trinity Trails. Mr. Bartlett also served on the Dallas-Fort Worth International Airport Board. Mr. Bartlett graduated from the University of Texas at Austin in 1971, later serving as a guest lecturer at the Lyndon B. Johnson School of Public Affairs.

              We believe that Mr. Bartlett's experience serving as President and Chief Executive Officer of the Financial Services Roundtable, his experience in politics (including serving as the Mayor of Dallas, Texas, a member of the United States Congress, and a member of the Dallas City Council) and his service as a director of public and private companies provides the board of directors with key experience and insight to the Company, especially with respect to issues specific to boards of directors of public companies and companies in the financial services industry.

              Ann Torre Bates, 55, has served as a director of the Company since 2010 and is currently the chairperson of the audit committee. Ms. Bates currently dedicates her time serving on the boards of directors of several companies in the financial sector. From 1997 to 2012, Ms. Bates was a strategic and financial consultant, principally with respect to corporate finance matters. From 1995 to 1997, Ms. Bates served as Executive Vice President, Chief Financial Officer and Treasurer of NHP, Inc., a national real estate services firm. From 1991 to 1995, Ms. Bates was Vice President and Treasurer of US Airways, and held various finance positions from 1988 to 1991. Ms. Bates holds a BBA in Accountancy from the University of Notre Dame and an MBA in Finance and Economics from Cornell University. She currently serves on the board of directors of the Franklin Mutual Series and Recovery

Funds, the Franklin Templeton Funds, the Franklin Alternative Strategic Funds and SLM Corporation (Sallie Mae). She served as a director of Allied Capital Corporation from 2003 to 2010.

              We believe that Ms. Bates' experience serving as a director of other public companies in the financial sector, as well as her past experience as a chief financial officer, provides the board of directors and, specifically, the audit committee of the board of directors with valuable knowledge and insight in the financial services sector as well as experience in financial and accounting matters.

              Steven B. McKeever, 52, has served as a director of the Company since 2012 and currently serves on the nominating and governance committee. Mr. McKeever is the CEO of Hidden Beach Recordings, an independent record label based in Los Angeles, California, which Mr. McKeever founded in 1997. From 1991 to 1995, Mr. McKeever was with Motown Records, where he served as Executive Vice President of Talent and Creative Affairs from 1993 to 1995 and Senior Vice President of Artists and Repertoire from 1991 to 1993. In 1992, Mr. McKeever created MoJAZZ Records, a subsidiary of Motown Records and served as its President. In 1993, he was instrumental in the sale of Motown Records to PolyGram Records. Mr. McKeever eventually left Motown Records in 1995 to work on his own entrepreneurial projects. Mr. McKeever began his career at the law firm of Irell & Manella LLP in Los Angeles as an entertainment lawyer. In 2011, Mr. McKeever served as the Executive Producer of Entertainment for the dedication of the Martin Luther King, Jr. Memorial in Washington, D.C. Mr. McKeever currently serves as a director of several organizations, including College Bound, African Ancestry.com and The Pacific Institute Spirit Board. He served as a Governor of the Los Angeles Chapter of The National Academy of Recording Arts and Sciences (a/k/a The GRAMMYs) from 2001 to 2003 and 2008 to 2010 and gives generous time to various charitable organizations such as The City of Hope. Mr. McKeever received his B.S. from the University of Illinois at Urbana Champaign and received his J.D. from Harvard Law School.

              We believe that Mr. McKeever's diversity of experiences, in particular his small business and entrepreneurial experience, provides the board of directors with unique insight and expertise into the management of small and middle market companies.

              Frank E. O'Bryan, 79, has served as a director of the Company since 2005 and currently serves on the audit committee and the nominating and governance committee. Mr. O'Bryan served as Chairman of the Board of WMC Mortgage Company from 1997 to 2003 and as a Vice Chairman until 2004, when the company was sold to General Electric Corporation. Mr. O'Bryan served as Vice Chairman of Shearson/American Express Mortgage Corp. (formerly Western Pacific Financial) and as a Director of Shearson American Express from 1981 to 1985 and prior to that served as a Director and senior executive of Shearson Hayden Stone from 1979 to 1981. Mr. O'Bryan holds a BS in Business from the University of Arizona. Mr. O'Bryan is a past member of the boards of directors of Damon Corporation, Grubb & Ellis, Standard Pacific Corporation, Farmers & Merchants Bank and The First American Financial Corporation.

              We believe that Mr. O'Bryan's long and varied business career, including his service as a director of numerous public and private companies, allows him to provide key experience and insight, especially with respect to issues specific to boards of directors of public companies and companies in the financial services industry, and that Mr. O'Bryan also provides valuable knowledge and expertise in financial and accounting matters to the board of directors and the audit committee from his service on the audit committees of The First American Financial Corporation and Standard Pacific Corporation.

              Eric B. Siegel, 55, has served as a director of the Company since 2004 and has been the lead independent director of the board of directors since 2010. Mr. Siegel currently serves on the audit committee and is the chairperson of the nominating and governance committee. Since 1995, Mr. Siegel has been an independent business consultant providing advice through a limited liability company owned by Mr. Siegel, principally with respect to acquisition strategy and structuring, and the subsequent management of acquired entities. Mr. Siegel is currently a member of the Advisory Board of and

Special Advisor to the Chairman of the Milwaukee Brewers Baseball Club and a Director and Chairman of the Executive Committee of El Paso Electric Company, a NYSE publicly traded utility company. Mr. Siegel is also a past member of the boards of directors of a number of public and private companies, including Kerzner International Ltd. until it went private in 2006. Mr. Siegel rejoined the board of Kerzner International Ltd., currently a private company, in 2008. Mr. Siegel is a retired limited partner of Apollo Advisors, L.P. and Lion Advisors, L.P., private investment management firms. Mr. Siegel is a past member of the Board of Trustees of the Marlborough School, a member of the board of directors of the Friends of the Los Angeles Saban Free Clinic and a board member of Reprise Theatre Company, a non-profit theatre organization. Mr. Siegel holds his BA summa cum laude and Phi Beta Kappa and JD Order of the Coif from the University of California at Los Angeles.

              We believe that Mr. Siegel's experience practicing as a corporate lawyer provides valuable insight to the board of directors on regulatory and risk management issues and that his experience as a partner in investment firms and over 20 years of experience serving as a director for both public and private companies provide industry-specific knowledge and expertise to the board of directors.

Interested Directors

              Michael J. Arougheti, 40, has served as Chief Executive Officer of the Company since May 2013 and as a director of the Company since 2009. Mr. Arougheti previously served as President of the Company from May 2004 to May 2013. Mr. Arougheti joined Ares Management in May 2004 and is a Senior Partner in the Ares Management Private Debt Group. He is a member of the Executive Committee of Ares Partners Management Company LLC, which indirectly controls Ares Management, the managing member of our investment adviser. Mr. Arougheti also is a member of the Investment Committees of our investment adviser, the Ares Management Private Debt Group, Ares Management Limited (through which Ares Management manages its European private debt and capital markets businesses) and Ares Commercial Real Estate Management LLC, the manager of Ares Commercial Real Estate Corporation. Mr. Arougheti may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. From 2001 to 2004, Mr. Arougheti was employed by Royal Bank of Canada, where he was a Managing Partner of the Principal Finance Group of RBC Capital Partners and a member of the firm's Mezzanine Investment Committee. At RBC Capital Partners, Mr. Arougheti oversaw an investment team that originated, managed and monitored a diverse portfolio of middle market leveraged loans, senior and junior subordinated debt, preferred equity and common stock and warrants on behalf of RBC and other third party institutional investors. Mr. Arougheti joined Royal Bank of Canada in October 2001 from Indosuez Capital, where he was a Principal, responsible for originating, structuring and executing leveraged transactions across a broad range of products and asset classes. Mr. Arougheti also sat on the firm's Investment Committee. Prior to joining Indosuez in 1994, Mr. Arougheti worked at Kidder, Peabody & Co., where he was a member of the firm's Mergers and Acquisitions Group. In addition to serving as Chairman of the board of directors of Ares Commercial Real Estate Corporation, Mr. Arougheti also serves on the boards of directors of Investor Group Services, Riverspace Arts and Operation Hope. Mr. Arougheti received a BA in Ethics, Politics and Economics, cum laude, from Yale University.

              We believe that Mr. Arougheti's depth of experience in investment management, leveraged finance and financial services, as well as his intimate knowledge of the Company's business and operations, gives the board of directors valuable industry-specific knowledge and expertise on these and other matters. Mr. Arougheti is an interested director because he is the Chief Executive Officer of the Company, is on the Investment Committee of our investment adviser, and is a member of, and serves on the Executive Committee of, Ares Partners Management Company LLC.

              Antony P. Ressler, 52, has served as a director of the Company since April 2010. Mr. Ressler co-founded Ares Management in 1997 and is a Senior Partner in the Ares Management Private Equity

Group and is a member of the Executive Committee of Ares Partners Management Company LLC, which indirectly controls Ares Management, the managing member of our investment adviser. Mr. Ressler is a Senior Advisor to the Ares Management Capital Markets Group and is a member of the Investment Committees of funds managed by the Ares Management Private Equity Group and certain funds managed by the Ares Management Capital Markets Group. Mr. Ressler may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Prior to Ares, Mr. Ressler was a co-founder of Apollo Management, L.P. in 1990 and was a member of the original six-member management team. Mr. Ressler oversaw and led the capital markets activities of Apollo Management, L.P. and Lion Advisors, L.P. from 1990 until 1997, particularly focusing on high yield bonds, leveraged loans and other fixed income assets. Prior to 1990, Mr. Ressler served as a Senior Vice President in the High Yield Bond Department of Drexel Burnham Lambert Inc., with responsibility for the New Issue/Syndicate Desk. Mr. Ressler currently serves on the board of directors of Air Lease Corporation. Mr. Ressler is also a member of the Executive Committee of the Board of Trustees of the Cedars Sinai Medical Center, is Finance Chair and a member of the Executive Committee of the Los Angeles County Museum of Art (LACMA), and is Founder and Co-Chairman of the Alliance for College Ready Public Schools, a high performing group of eighteen charter high schools and middle schools based in Los Angeles. Mr. Ressler is also one of the founding members of the board and Finance Chair of the Painted Turtle Camp, a southern California based organization (affiliated with Paul Newman's Hole in the Wall Association), which was created to serve children dealing with chronic and life threatening illnesses by creating memorable, old-fashioned camping experiences. Mr. Ressler is also a former member of the board of directors of WCA Waste Corporation. Mr. Ressler received his BSFS from Georgetown University's School of Foreign Service and received his MBA from Columbia University's Graduate School of Business.

              We believe that Mr. Ressler's intimate knowledge of the business and operations of Ares Management and the Company, his extensive experience in the financial industry and as a partner in investment firms and his service as a director of other public companies provides industry-specific knowledge and expertise to the board of directors. Mr. Ressler is an interested director because he is a member of, and serves on the Executive Committee of, Ares Partners Management Company LLC.

              Robert L. Rosen, 66, has served as a director of the Company since 2004. Mr. Rosen is an Operating Advisor to the Ares Management Private Equity Group. Mr. Rosen is the managing partner of RLR Capital Partners, which invests principally in the securities of publicly traded North American companies. From 2005 to 2008, Mr. Rosen was a Managing Partner of RLR Focus Fund LP, an "active value" hedge fund. From 1995 to 2001, Mr. Rosen served as an exclusive consultant to Apollo Management, L.P. In 1998, Mr. Rosen founded National Financial Partners (NYSE: "NFP"), an independent provider of financial services to high net worth individuals and small to medium sized corporations. He served as NFP's CEO from 1998 to 2000 and as its Chairman until January 2002. From 1987 to 1993, Mr. Rosen was a Managing Partner of Ballantrae Partners, L.P., an investment partnership. From 1989 to 1993, Mr. Rosen was Chairman and CEO of Damon Corporation, a leading healthcare and laboratory testing company that was ultimately sold to Quest Diagnostics. From 1983 to 1987, Mr. Rosen was Vice Chairman of Maxxam Group. Prior to that, Mr. Rosen spent twelve years at Shearson American Express in positions in research, investment banking and senior management, and for two years was Assistant to Sanford Weill, the then Chairman and CEO of Shearson. In 2012, Mr. Rosen joined the board of directors of Ares Commercial Real Estate Corporation and Sapient Corporation. Mr. Rosen is a member of the NYU Stern School of Business Board of Overseers and a member of the Council on Foreign Relations. Mr. Rosen received an undergraduate degree from City University of New York and an M.B.A. in finance from NYU's Stern School.

              We believe that Mr. Rosen's over 31 years of experience as a senior executive of financial services, healthcare services and private equity funds brings broad financial industry and specific investment management insight and experience to the board of directors and that his expertise in finance provides valuable knowledge to the board of directors. Mr. Rosen is an interested director because of his role as an Operating Adviser to the Ares Management Private Equity Group.

              Bennett Rosenthal, 49, has served as Chairman of our board of directors since 2004. Mr. Rosenthal joined Ares Management in 1998 and is a Senior Partner in and the Co-Head of the Ares Management Private Equity Group. He is a member of the Executive Committee of Ares Partners Management Company LLC, which indirectly controls Ares Management, the managing member of our investment adviser. Mr. Rosenthal also is a member of the Investment Committees of our investment adviser, the funds managed by the Ares Management Private Equity Group and the Private Debt Group. Mr. Rosenthal may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Prior to joining Ares, Mr. Rosenthal was Managing Director in the Global Leveraged Finance Group of Merrill Lynch and was responsible for originating, structuring and negotiating leveraged loan and high yield financings. Mr. Rosenthal is a member of the following boards of directors: AmeriQual Management, Inc., Aspen Dental Management, Inc., City Ventures, LLC, Dawn Holdings, Inc., Jacuzzi Brands Inc. and Nortek, Inc. Mr. Rosenthal is also a former member of the board of directors of Hanger Orthopedic Group, Inc. and Maidenform Brands, Inc. Mr. Rosenthal graduated summa cum laude with a BS in Economics from the University of Pennsylvania's Wharton School of Business where he also received his MBA with distinction.

              We believe that Mr. Rosenthal's intimate knowledge of the business and operations of Ares Management, extensive experience in the financial industry as well as the management of private equity and debt investments in particular and experience as a director of other public and private companies not only give the board of directors valuable insight but also position him well to continue to serve as the chairman of our board of directors. Mr. Rosenthal is an interested director because he is on the Investment Committee of our investment adviser and is a member of, and serves on the Executive Committee of, Ares Partners Management Company LLC.

Executive Officers and Certain Other Officers Who Are Not Directors

              Eric B. Beckman, 47, serves as Executive Vice President of the Company. He joined Ares Management in 1998 and currently serves as a Senior Partner in the Ares Management Private Debt Group, and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Mr. Beckman is a member of the Investment Committees of our investment adviser and of the Ares Management Private Debt Group and one of the two Investment Committees of Ivy Hill Asset Management. Before joining the Ares Management Private Debt Group, Mr. Beckman served as a Senior Partner in the Ares Management Private Equity Group. While at Ares, Mr. Beckman has been responsible for originating, structuring and managing investments in senior loans, mezzanine debt, private equity and distressed securities across a number of industries. Mr. Beckman joined Ares from Goldman, Sachs & Co. where he specialized in leveraged loan and high yield bond financings. While at Goldman Sachs, Mr. Beckman was also involved in raising and managing the West Street Bridge Loan Fund, and in certain restructuring advisory and distressed lending activities. Earlier in his career he worked in the Office of the Mayor and for the City Council of New York. Mr. Beckman is the chair of the Los Angeles Advisory Committee and a member of the national board of directors of the Posse Foundation, a college access program for inner city youth. Mr. Beckman graduated summa cum laude with a BA in Political Theory and Economics from Cornell University, and received his JD from the Yale Law School where he was a senior editor of the Yale Law Journal.

              Joshua M. Bloomstein, 39, serves as the General Counsel, Vice President and Secretary of the Company. He joined Ares Management in November 2006 and currently serves as the Deputy General Counsel of Ares Management, and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Prior to joining Ares, Mr. Bloomstein was an attorney with Latham & Watkins LLP specializing in leveraged buyouts and private equity investments as well as general partnership and corporate matters. Mr. Bloomstein graduated magna cum laude with a BA in Political Science from the State University of New York at Albany and received a JD degree, magna cum laude, from the University of Miami School of Law where he was appointed to the Order of the Coif.

              R. Kipp deVeer, 40, serves as President of the Company. He joined Ares Management in May 2004 and currently serves as a Senior Partner in the Ares Management Private Debt Group, and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Mr. deVeer is a member of the Investment Committees of our investment adviser, the Ares Management Private Debt Group and Ares Management Limited (through which Ares Management manages its European private debt and capital markets businesses) and one of the two Investment Committees of Ivy Hill Asset Management. Mr. deVeer is also a director of Ares Management Limited. Prior to joining Ares, Mr. deVeer was a partner at RBC Capital Partners, a division of Royal Bank of Canada, which led the firm's middle-market financing and principal investment business. Mr. deVeer joined RBC in October 2001 from Indosuez Capital, where he was Vice President in the Merchant Banking Group. Previously, Mr. deVeer worked at J.P. Morgan and Co., both in the Special Investment Group of J.P. Morgan Investment Management, Inc. and the Investment Banking Division of J.P. Morgan Securities Inc. Mr. deVeer received a BA from Yale University and an MBA from Stanford University's Graduate School of Business.

              Mitchell Goldstein, 46, serves as Executive Vice President of the Company. Mr. Goldstein joined Ares Management in May 2005 and currently serves as a Senior Partner in the Ares Management Private Debt Group, and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Mr. Goldstein is a member of the Investment Committees of our investment adviser and of the Ares Management Private Debt Group and both Investment Committees of Ivy Hill Asset Management. Prior to joining Ares, Mr. Goldstein worked at Credit Suisse First Boston ("CSFB"), where he was a Managing Director in the Financial Sponsors Group. At CSFB, Mr. Goldstein was responsible for providing investment banking services to private equity funds and hedge funds with a focus on M&A and restructurings as well as capital raisings, including high yield, bank debt, mezzanine debt, and IPOs. Mr. Goldstein joined CSFB in 2000 at the completion of the merger with Donaldson, Lufkin & Jenrette. From 1998 to 2000, Mr. Goldstein was at Indosuez Capital, where he was a member of the Investment Committee and a Principal, responsible for originating, structuring and executing leveraged transactions across a broad range of products and asset classes. From 1993 to 1998, Mr. Goldstein worked at Bankers Trust. Mr. Goldstein graduated summa cum laude from the State University of New York at Binghamton with a BS in Accounting, received an MBA from Columbia University's Graduate School of Business and is a Certified Public Accountant.

              Miriam Krieger, 37, serves as Chief Compliance Officer of the Company. She joined Ares Management in April 2010 and currently serves as Ares Management's Deputy Chief Compliance Officer—Private Debt, and may from time to time, serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. From March 2008 until joining Ares, Ms. Krieger was Chief Compliance Officer and Corporate Secretary of Allied Capital Corporation, where she also served as Executive Vice President from August 2008 until April 2010 and as Senior Vice President from March 2008 to August 2008. Ms. Krieger also served as Senior Vice President and Chief Compliance Officer at MCG Capital Corporation, a publicly traded business development company, from 2006 to 2008 and Vice President and Assistant General Counsel from 2004 to 2006. From 2001 to 2004, Ms. Krieger was an associate in the Financial Services Group of the law firm of Sutherland Asbill & Brennan LLP. Ms. Krieger graduated with a BA in Economics and Political Science from Wellesley College and received a JD and an MA in Economics from Duke University.

              Scott C. Lem, 35, serves as Vice President and Treasurer of the Company. Mr. Lem previously served as Assistant Treasurer of the Company from May 2009 to May 2013. He joined Ares Management in July 2003 and currently serves as Chief Accounting Officer of Ares Capital Management, and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. From July 2003 to December 2008, Mr. Lem served as Controller of Ares Management. Previously, Mr. Lem was with Ernst & Young LLP and Arthur Andersen LLP, most recently as a Senior Associate conducting audits for clients across several industries including entertainment, hospitality and real estate. Mr. Lem graduated summa cum laude with a BS in Accounting from the University of Southern California's Leventhal School of Accounting and summa cum laude with a BS in Business Administration from the University of Southern California's Marshall School of Business. Mr. Lem has also received an MBA in Finance from UCLA's Anderson School of Management. Mr. Lem is a Certified Public Accountant (Inactive).

              Daniel F. Nguyen, 41, serves as a Vice President and Assistant Treasurer of the Company. He joined Ares Management in August 2000 and currently serves as Vice President, Chief Financial Officer and Treasurer of Ares Management, and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Mr. Nguyen has also served as Treasurer of Ares Commercial Real Estate Corporation and Chief Financial Officer of Ares Dynamic Credit Allocation Fund, Inc. since 2011. From March 2007 to December 2010 and from September 2012 to May 2013, Mr. Nguyen served as Treasurer of the Company and from August 2004 to March 2007, as Chief Financial Officer of the Company. From 1996 to 2000, Mr. Nguyen was with Arthur Andersen LLP, where he was in charge of conducting business audits on numerous financial clients, performing due diligence investigation of potential mergers and acquisitions and analyzing changes in accounting guidelines for derivatives. At Arthur Andersen LLP, Mr. Nguyen also focused on treasury risk management and on mortgage backed securities and other types of structured financing. Mr. Nguyen graduated with a BS in Accounting from the University of Southern California's Leventhal School of Accounting and received an MBA in Global Business from Pepperdine University's Graziadio School of Business and Management. Mr. Nguyen also studied European Business at Oxford University as part of the MBA curriculum. Mr. Nguyen is a Chartered Financial Analyst and a Certified Public Accountant.

              Penni F. Roll, 47, serves as the Chief Financial Officer of the Company. She joined Ares Management in April 2010 as Executive Vice President—Finance of Ares Capital Management and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Ms. Roll served as Chief Financial Officer of Allied Capital Corporation from 1998 until April 2010. Ms. Roll joined Allied Capital Corporation in 1995 as its Controller after serving as a Manager in KPMG LLP's financial services practice. Ms. Roll graduated magna cum laude with a BSBA in Accounting from West Virginia University. Ms. Roll is a Certified Public Accountant (Inactive).

              Michael L. Smith, 42, serves as Executive Vice President of the Company. Mr. Smith joined Ares Management in May 2004 and currently serves as a Senior Partner in the Ares Management Private Debt Group, and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Mr. Smith is a member of the Investment Committees of our investment adviser, of the Ares Management Private Debt Group and of Ares Commercial Real Estate Management LLC, the manager of Ares Commercial Real Estate Corporation, and one of the two Investment Committees of Ivy Hill Asset Management. Prior to joining Ares, Mr. Smith was a Partner at RBC Capital Partners, a division of Royal Bank of Canada, which led the firm's middle-market financing and principal investment business. Mr. Smith joined RBC in October 2001 from Indosuez Capital, where he was a Vice President in the Merchant Banking Group. Previously, Mr. Smith worked at Kenter, Glastris & Company, and at Salomon Brothers Inc., in their Debt Capital Markets Group and Financial Institutions Group. Mr. Smith received a BS in Business Administration, cum laude, from the University of Notre Dame and a Masters in Management from Northwestern University's Kellogg Graduate School of Management.

              Michael D. Weiner, 60, serves as a Vice President of the Company. Mr. Weiner is also Vice President, General Counsel and Secretary of Ares Management, and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Mr. Weiner has also served as Vice President and General Counsel of Ares Commercial Real Estate Corporation since 2012. From September 2006 to January 2010, Mr. Weiner served as General Counsel of the Company. Mr. Weiner joined Ares Management in September 2006. Previously, Mr. Weiner served as General Counsel to Apollo Management L.P. and had been an officer of the corporate general partners of Apollo since 1992. Prior to joining Apollo, Mr. Weiner was a partner in the law firm of Morgan, Lewis & Bockius specializing in corporate and alternative financing transactions, securities law as well as general partnership, corporate and regulatory matters. Mr. Weiner has served on the boards of directors of several corporations. Mr. Weiner also serves on the Board of Governors of the Cedars Sinai Medical Center in Los Angeles. Mr. Weiner graduated with a BS in Business and Finance from the University of California at Berkeley and a JD from the University of Santa Clara.

INVESTMENT COMMITTEE

              Information regarding the members of Ares Capital Management's investment committee is as follows:

Name	Age	Position
Michael J. Arougheti	40	Chief Executive Officer and Director of the Company, Member of Investment Committee, Portfolio Manager
Eric B. Beckman	47	Executive Vice President of the Company, Member of Investment Committee, Portfolio Manager
R. Kipp deVeer	40	President of the Company, Member of Investment Committee, Portfolio Manager
Mitchell Goldstein	46	Executive Vice President of the Company, Member of Investment Committee, Portfolio Manager
John Kissick	71	Member of Investment Committee, Portfolio Manager
Bennett Rosenthal	49	Chairman and Director of the Company, Member of Investment Committee, Portfolio Manager
David Sachs	54	Member of Investment Committee, Portfolio Manager
Michael L. Smith	42	Executive Vice President of the Company, Member of Investment Committee, Portfolio Manager

              The principal business address for Messrs. Arougheti, deVeer, Goldstein and Smith is c/o Ares Management LLC, 245 Park Avenue, 44th Floor, New York, New York 10167. The principal business address for Messrs. Beckman, Kissick, Rosenthal and Sachs is c/o Ares Management LLC, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

Members of Ares Capital Management's Investment Committee Who Are Not Directors or Officers of the Company

              John Kissick—Mr. Kissick is a Senior Partner in the Ares Management Private Equity Group. Mr. Kissick is also a Senior Advisor to the Ares Management Capital Markets Group and is a member of the Investment Committees of our investment adviser, the Ares Management Private Debt Group and the funds managed by the Ares Management Capital Markets Group and the Ares Management Private Equity Group. Prior to Ares, Mr. Kissick was a co-founder of Apollo Management, L.P. in 1990 and a member of the original six-member management team. Together with Mr. Ressler, Mr. Kissick oversaw and led the capital markets activities of Apollo Management, L.P. and Lion Advisors, L.P. from 1990 until 1997, particularly focusing on high yield bonds, leveraged loans and other fixed income assets. Prior to 1990, Mr. Kissick served as a Senior Executive Vice President of Drexel Burnham Lambert Inc., where he began in 1975, eventually heading its Corporate Finance Department. Mr. Kissick serves on the boards of the Cedars-Sinai Medical Center in Los Angeles, the Stanford University Athletic Department and its Initiative for Improving K-12 Education, and MLA Partner Schools, which helps economically disadvantaged children graduate from high school through a variety of mentoring and other programs. Mr. Kissick graduated from Yale University with a BA in Economics and with highest honors from the Stanford Business School with an MBA in Finance.

              David Sachs—Mr. Sachs is a Senior Advisor in the Ares Management Capital Markets Group, is a Senior Partner of Ares and serves on the Management Committee of Ares. Mr. Sachs serves as an Investment Committee member on all Ares funds. From 1994 to 1997, Mr. Sachs was a principal of Onyx Partners, Inc. specializing in merchant banking and related capital raising activities in the private equity and mezzanine debt markets. Mr. Sachs also serves as Chairman of the board of directors of Ares Dynamic Credit Allocation Fund, Inc., a publicly traded closed-end fund managed by an affiliate of Ares Management. From 1990 to 1994, Mr. Sachs was employed by Taylor & Co., an investment manager providing investment advisory and consulting services to members of the Bass Family of Fort Worth, Texas. From 1984 to 1990, Mr. Sachs was with Columbia Savings and Loan Association, most recently as Executive Vice President, responsible for all asset-liability management as well as running the Investment Management Department. Mr. Sachs serves on the Board of Directors of Terex Corporation. Mr. Sachs serves on the Board of Trustees as well as on the McCormick Advisory Council at Northwestern University. Mr. Sachs graduated from Northwestern University with a BS in Industrial Engineering and Management Science.

BOARD LEADERSHIP STRUCTURE

              Our board of directors monitors and performs an oversight role with respect to the business and affairs of the Company, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to the Company. Among other things, our board of directors approves the appointment of our investment adviser, administrator and officers, reviews and monitors the services and activities performed by our investment adviser, administrator and officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm.

              Under the Company's bylaws, our board of directors may designate a chairman to preside over the meetings of the board of directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the board of directors. We do not have a fixed policy as to whether the chairman of the board of directors should be an independent director and believe that our flexibility to select our chairman and reorganize our leadership structure from time to time is in the best interests of the Company and its stockholders.

              Presently, Mr. Rosenthal serves as the chairman of our board of directors. Mr. Rosenthal is an interested director because he is on the Investment Committee of our investment adviser and is a member of, and serves on the Executive Committee of, Ares Partners Management Company LLC ("APMC"), which indirectly controls Ares Management, the managing member of our investment adviser. We believe that Mr. Rosenthal's history with the Company, familiarity with the Ares investment platform and extensive experience in the management of private equity and debt investments qualifies him to serve as the chairman of our board of directors. Moreover, we believe that we are best served through our existing leadership structure with Mr. Rosenthal as chairman of our board of directors, as Mr. Rosenthal's relationship with our investment adviser provides an effective bridge between our board of directors and our investment adviser, thus ensuring an open dialogue between our board of directors and our investment adviser and that both groups act with a common purpose.

              The independent directors have designated a lead independent director whose duties include, among other things, chairing executive sessions of the independent directors, acting as a liaison between the independent directors and the chairman of the board of directors and between the independent directors and management of the Company and our investment adviser, facilitating communication among the independent directors and the Company's counsel, reviewing and commenting on board and committee meeting agendas and calling additional meetings of the independent directors as appropriate. In August 2010, the board of directors designated and appointed Mr. Siegel as the lead independent director and Mr. Siegel has served as lead independent director since that time.

              We believe that board leadership structures must be evaluated on a case by case basis and that our existing board leadership structure is appropriate. However, we continually re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet the Company's needs.

BOARD'S ROLE IN RISK OVERSIGHT

              Our board of directors performs its risk oversight function and fulfills its risk oversight responsibilities primarily (a) through its two standing committees, which report to the entire board of directors and are comprised solely of independent directors and (b) by working with our Chief Compliance Officer to monitor risk in accordance with our compliance policies and procedures.

              As described below in more detail under "Committees of the Board of Directors," the audit committee and the nominating and governance committee assist the board of directors in performing its risk oversight function and fulfilling its risk oversight responsibilities. The audit committee's risk oversight responsibilities include overseeing the Company's accounting and financial reporting processes, assisting the board of directors in fulfilling its oversight responsibilities relating to the Company's systems of internal controls regarding finance and accounting and audits of the Company's financial statements and disclosure controls and procedures, and discussing with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies. The nominating and governance committee's risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to our board of directors a set of corporate governance principles and overseeing the evaluation of our board of directors and its committees.

              Our board of directors also performs its risk oversight function and fulfills its risk oversight responsibilities by working with our Chief Compliance Officer to monitor risk in accordance with the Company's policies and procedures. Our Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and certain of its service providers. Our Chief Compliance Officer's report, which is reviewed by our board of directors, addresses at a minimum (a) the operation of the compliance policies and procedures of the Company and certain of its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of our Chief Compliance Officer's annual review; and (d) any compliance matter that has occurred since the date of the last report about which our board of directors would reasonably need to know to oversee the Company's compliance activities and risks. In addition, our Chief Compliance Officer reports to our board of directors on a quarterly basis with respect to material compliance matters and meets separately in executive session with the independent directors periodically, but in no event less than once each year.

              We believe that our board of directors' role in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a BDC. Specifically, as a BDC we must comply with certain regulatory requirements and restrictions that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our total assets in "qualifying assets" and, subject to certain exceptions, we are subject to restrictions on our ability to engage in transactions with Ares and its affiliates. See "Regulation." In addition, we have elected to be treated as a RIC under the Code. As a RIC we must, among other things, meet certain source of income and asset diversification requirements. See "Certain Material U.S. Federal Income Tax Considerations."

              We believe that the extent of our board of directors' (and its committees') role in risk oversight complements our board of directors' leadership structure because it allows our independent directors, through the two fully independent board committees, a lead independent director, executive sessions with each of our Chief Compliance Officer, our independent registered public accounting firm and independent valuation providers and otherwise, to exercise oversight of risk without any conflict that might discourage critical review.

              We believe that our board of directors' role in risk oversight must be evaluated on a case by case basis and that our board of directors' existing role in risk oversight is appropriate. However, our board of directors re-examines the manner in which it administers its oversight function on an ongoing basis to ensure that it continues to meet the Company's needs.

COMMITTEES OF THE BOARD OF DIRECTORS

              Our board of directors has established an audit committee and a nominating and governance committee. We do not have a compensation committee because our executive officers do not receive any direct compensation from us. During 2012, the board of directors held 11 formal meetings, the audit committee held eight formal meetings and the nominating and governance committee held seven formal meetings. We encourage, but do not require, the directors to attend our annual meeting of stockholders in person.

Audit Committee

              The members of the audit committee are Ms. Bates and Messrs. O'Bryan and Siegel, each of whom is independent for purposes of the Investment Company Act and The NASDAQ Global Select Market's corporate governance regulations. Ms. Bates currently serves as chairperson of the audit committee. The board of directors has adopted a charter for the audit committee, which is available on our website at www.arescapitalcorp.com. The contents of our website are not intended to be incorporated by reference into this prospectus or in any other report or document we file with the SEC, and any references to our website are intended to be inactive textual references only.

              The function of the audit committee is to assist our board of directors in fulfilling its responsibilities by: (i) overseeing the Company's accounting and financial reporting processes and the audits of the Company's financial statements and (ii) reviewing the financial reports and other types of financial information provided by the Company to the public. The audit committee is also responsible for approving our independent registered public accounting firm and recommending them to our board of directors (including a majority of the independent directors) for approval and submission to our stockholders for ratification, reviewing with our independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by our independent registered public accounting firm, reviewing the independence of our independent registered public accounting firm and reviewing the adequacy of our internal controls and procedures.

              The audit committee also assists our board of directors in determining the fair value of debt and equity securities that are not publicly traded or for which current market values are not readily available. The audit committee also currently receives input from independent valuation firms that have been engaged at the direction of the board of directors to value certain portfolio investments. In addition, the audit committee is responsible for discussing with the Company's officers and management of our investment adviser the Company's major financial risk exposures and the steps that the Company has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

              This description of the audit committee's role and responsibilities is summary in nature, is not exhaustive and is qualified in its entirety by reference to the charter of the audit committee, which can be accessed via the Company's website at www.arescapitalcorp.com. The information on the Company's website is not incorporated by reference into this prospectus or any accompanying prospectus supplement.

              Our board of directors has determined that Ms. Bates and Mr. O'Bryan are each an "audit committee financial expert" within the meaning of the rules of the SEC.

Nominating and Governance Committee

              The members of the nominating and governance committee are Messrs. McKeever, O'Bryan and Siegel, each of whom is independent for purposes of the Investment Company Act and The NASDAQ Global Select Market's corporate governance regulations. Mr. Siegel currently serves as chairman of the nominating and governance committee. Our board of directors has adopted a charter for the nominating and governance committee, which is available on our website at www.arescapitalcorp.com. The nominating and governance committee is responsible for developing and reviewing changes in policies regarding the nomination of directors, selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board or a committee of the board, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and its committees.

              In considering possible candidates for election as a director, the nominating and governance committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

  •
  are of high character and integrity;

  •
  are accomplished in their respective fields, with superior credentials and recognition;

  •
  have relevant expertise and experience upon which to be able to offer advice and guidance to management;

  •
  have sufficient time available to devote to the affairs of the Company;

  •
  are able to work with the other members of the board of directors and contribute to the success of the Company;

  •
  can represent the long-term interests of the Company's stockholders as a whole; and

  •
  are selected such that the board of directors represents a range of backgrounds and experience.

              The nominating and governance committee may consider recommendations for nomination of directors from our stockholders. Nominations made by stockholders must be delivered to or mailed (setting forth the information required by our bylaws) and received at our principal executive offices not earlier than 150 days nor fewer than 120 days in advance of the first anniversary of the date on which we first mailed our proxy materials for the previous year's annual meeting of stockholders; provided, however, that if the date of the annual meeting has changed by more than 30 days from the prior year, the nomination must be received not earlier than the 150th day prior to the date of such annual meeting nor later than the later of (1) the 120th day prior to the date of such annual meeting or (2) the 10th day following the day on which public announcement of such meeting date is first made.

              This description of the nominating and governance committee's role and responsibilities is summary in nature, is not exhaustive and is qualified in its entirety by reference to the charter of the nominating and governance committee, which can be accessed via the Company's website at www.arescapitalcorp.com. The information on the Company's website is not incorporated by reference into this prospectus or any accompanying prospectus supplement.

Compensation Committee

              We do not have a compensation committee because our executive officers do not receive any direct compensation from us. However, the compensation payable to our investment adviser pursuant to the investment advisory and management agreement is separately approved by a majority of our independent directors in accordance with NASDAQ Marketplace Rule 5605(d).

BENEFICIAL OWNERSHIP OF OUR DIRECTORS

              The following table sets forth the dollar range of our equity securities based on the closing price of our common stock on June 10, 2013 and the number of shares beneficially owned by each of our directors as of December 31, 2012. We are not part of a "family of investment companies," as that term is defined in the Investment Company Act.

Name of Director	Aggregate Dollar Range of Equity Securities in Ares Capital(1)(2)
Independent Directors(3)
Steve Bartlett(4)	$10,001-$50,000
Ann Torre Bates	$50,001-$100,000
Steven B. McKeever	None
Frank E. O'Bryan	Over $100,000
Eric B. Siegel	Over $100,000
Interested Directors
Michael J. Arougheti(5)	Over $100,000
Antony P. Ressler(5)	Over $100,000
Robert L. Rosen	Over $100,000
Bennett Rosenthal(5)	Over $100,000

(1)
The dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000 or over $100,000. The dollar range of our equity securities beneficially owned is calculated based on the closing sales price of our common stock as reported on The NASDAQ Global Select Market as of April 1, 2013.

(2)
Beneficial ownership determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

(3)
As of December 31, 2012, to the best of our knowledge, except as listed above, none of the independent directors, nor any of their immediate family members, had any interest in us, our investment adviser or any person or entity directly or indirectly controlling, controlled by or under common control with us or our investment adviser.

(4)
The shares of our common stock held by Mr. Bartlett have been pledged as security in connection with a line of credit with a third party financial institution unaffiliated with the Company.

(5)
Does not include 2,859,882 shares of the Company's common stock held by Ares Investments Holdings LLC ("Ares Investments"), whose indirect parent is APMC, which indirectly controls Ares Management, the managing member of our investment adviser. Messrs. Arougheti, Ressler and Rosenthal are members of, and serve on the Executive Committee of, APMC. Each of Messrs. Arougheti, Ressler and Rosenthal expressly disclaims beneficial ownership of all shares of our common stock owned by Ares Investments.

COMPENSATION TABLE

              The following table shows information regarding the compensation earned or actually received by our directors, none of whom is our employee, for services as a director for the fiscal year ended December 31, 2012. No compensation is paid by us to interested directors. No information has been provided with respect to our executive officers who are not directors, since our executive officers do not receive any direct compensation from us.

Name	Fees Earned or Paid in Cash(1)	Total
Independent Directors
Steve Bartlett(2)	$23,333	$23,333
Ann Torre Bates	$155,000	$155,000
Kenneth R. Heitz(3)	$57,500	$57,500
Steven B. McKeever(4)	$46,902	$46,902
Frank E. O'Bryan	$146,500	$146,500
Gregory W. Penske(5)	$136,917	$136,917
Eric B. Siegel	$168,000	$168,000
Interested Directors
Michael J. Arougheti	None	None
Antony P. Ressler	None	None
Robert L. Rosen(6)	None	None
Bennett Rosenthal	None	None

(1)
For a discussion of the independent directors' compensation, see below.

(2)
Mr. Bartlett became a director in October 2012.

(3)
Mr. Heitz became a director in June 2011 and served on our board of directors until he passed away on July 9, 2012.

(4)
Mr. McKeever became a director in September 2012.

(5)
Mr. Penske resigned from his position as a director in December 2012.

(6)
While Mr. Rosen did not receive any compensation from us for the fiscal year ended December 31, 2012, he did receive $138,000 from Ares Management in connection with his service as our director for such period.

              The independent directors receive an annual fee of $125,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the chairperson of the audit committee receives an additional annual fee of $5,000, the lead independent director receives an additional annual fee of $10,000, and each chairperson of any other committee receives an additional annual fee of $2,000 for his or her additional services in these capacities. In addition, we purchase directors' and officers' liability insurance on behalf of our directors and officers.

PORTFOLIO MANAGERS

              The following individuals function as portfolio managers primarily responsible for the day-to-day management of our portfolio. The portfolio managers are comprised of (a) the underwriting committee, whose primary responsibility is to recommend investments for approval to the Investment Committee of Ares Capital Management and (b) members of the Investment Committee of Ares Capital Management who are not otherwise on the underwriting committee.

Name	Position	Length of Service with Ares (years)	Principal Occupation(s) During Past 5 Years
Michael J. Arougheti	Chief Executive Officer and Director of the Company	9	Mr. Arougheti joined Ares in May 2004 and has served as Chief Executive Officer of the Company since May 2013 and a director of the Company since February 2009. Mr. Arougheti previously served as President of the Company from May 2004 to May 2013. He is a founding member of Ares, where he serves as a member of the Executive Committee of APMC, and a Senior Partner in the Ares Management Private Debt Group. Mr. Arougheti also is a member of the Investment Committees of Ares Capital Management, Ares Management Private Debt Group, Ares Management Limited and Ares Commercial Real Estate Management LLC, the manager of Ares Commercial Real Estate Corporation.
Eric B. Beckman	Executive Vice President of the Company	15

Mr. Beckman joined Ares in 1998 and has served as Executive Vice President of the Company since May 2013. He is a Senior Partner in the Ares Management Private Debt Group and a member of the Investment Committees of Ares Capital Management and the Ares Management Private Debt Group and one of the two Investment Committees of Ivy Hill Asset Management. Before joining the Ares Management Private Debt Group, Mr. Beckman served as a Senior Partner in the Ares Management Private Equity Group.

Name	Position	Length of Service with Ares (years)	Principal Occupation(s) During Past 5 Years
R. Kipp deVeer	President of the Company	9

Mr. deVeer joined Ares in May 2004 and has served as President of the Company since May 2013. He is a Senior Partner in the Ares Management Private Debt Group and a member of the Investment Committees of Ares Capital Management, the Ares Management Private Debt Group and Ares Management Limited and one of the two Investment Committees of Ivy Hill Asset Management. Mr. deVeer is also a director of Ares Management Limited.

Mitchell Goldstein	Executive Vice President of the Company	8

Mr. Goldstein joined Ares in May 2005 and has served as Executive Vice President of the Company since May 2013. He is a Senior Partner in the Ares Management Private Debt Group and a member of the Investment Committees of Ares Capital Management and the Ares Management Private Debt Group and both Investment Committees of Ivy Hill Asset Management.

John Kissick	Senior Partner in Ares Management Private Equity Group	15

Mr. Kissick serves as a Senior Partner in the Ares Management Private Equity Group. Mr. Kissick is also a Senior Advisor to the Ares Management Capital Markets Group and is a member of the Investment Committees of Ares Capital Management, the Ares Management Private Debt Group and all funds managed by the Ares Management Capital Markets Group and the Ares Management Private Equity Group.

Bennett Rosenthal	Chairman of the board of directors of the Company; Senior Partner in and Co-Head of the Ares Management Private Equity Group	15

Mr. Rosenthal has served as Chairman of the Company's board of directors since 2004. He joined Ares in 1998 and is a founding member of Ares, where he serves on the Executive Committee of APMC, and is a Senior Partner in and the Co-Head of the Ares Management Private Equity Group. Mr. Rosenthal also is a member of the Investment Committees of Ares Capital Management and the Ares Management Private Debt Group.

Name	Position	Length of Service with Ares (years)	Principal Occupation(s) During Past 5 Years
David Sachs	Senior Advisor to Ares Management Capital Markets Group	15

Mr. Sachs serves as a Senior Advisor to the Ares Management Capital Markets Group. Mr. Sachs is a member of the Investment Committees of Ares Capital Management, the Ares Management Private Debt Group, Ares Commercial Real Estate Management LLC, the manager of Ares Commercial Real Estate Corporation, and all other Ares funds. Mr. Sachs is also a member of one of the two Investment Committees of Ivy Hill Asset Management.

Michael L. Smith	Executive Vice President of the Company	9

Mr. Smith joined Ares in May 2004 and has served as Executive Vice President of the Company since May 2013. He is a Senior Partner in the Ares Management Private Debt Group and a member of the Investment Committees of Ares Capital Management, the Ares Management Private Debt Group and Ares Commercial Real Estate Management LLC, the manager of Ares Commercial Real Estate Corporation, and one of the two Investment Committees of Ivy Hill Asset Management.

              None of the individuals listed above is primarily responsible for the day-to-day management of the portfolio of any other account, except that:

  •
  Messrs. Kissick and Rosenthal are each Senior Partners in the Ares Management Private Equity Group with responsibilities for certain funds and managed accounts, which as of March 31, 2013 had approximately $9 billion of committed capital under management, a portion of which is used to calculate Ares' advisory fees related to such funds;

  •
  Messrs. Kissick and Sachs are each Senior Advisers to the Ares Management Capital Markets Group with responsibilities for certain funds and managed accounts, which as of March 31, 2013 had approximately $25 billion of committed capital under management, a portion of which is used to calculate Ares' advisory fees related to such funds; and

  •
  Messrs. Arougheti, Beckman, deVeer, Goldstein and Smith are each Senior Partners in the Ares Management Private Debt Group. All such individuals have responsibilities with respect to certain funds and managed accounts, which as of March 31, 2013 had approximately $23 billion (including the Company) of committed capital under management, a portion of which is used to calculate Ares' advisory fees related to such funds and managed accounts.

See "Risk Factors—Risks Relating to Our Business—There are significant potential conflicts of interest that could impact our investment returns."

              Each of Messrs. Arougheti, Beckman, deVeer, Goldstein and Smith is equally responsible for deal origination, execution and portfolio management. In addition to his deal origination, execution and portfolio management responsibilities, Mr. Arougheti also spends a portion of his time on corporate and administrative activities in his capacity as the Company's Chief Executive Officer. Each of Messrs. Arougheti, Beckman, deVeer, Goldstein and Smith is a senior partner in the Ares Management Private Debt Group and receives a compensation package that includes some combination of fixed draw and variable incentive compensation based primarily on our performance for services provided. None of the portfolio managers receives any direct compensation from us.

              The following table sets forth the dollar range of our equity securities based on the closing price of our common stock on June 10, 2013 and the number of shares beneficially owned by each of the portfolio managers described above as of December 31, 2012 unless otherwise indicated below.

Name	Aggregate Dollar Range of Equity Securities in Ares Capital(1)
Michael J. Arougheti	Over $1,000,000(2)
Eric B. Beckman	Over $1,000,000
R. Kipp deVeer	Over $1,000,000
Mitchell Goldstein	Over $1,000,000
John Kissick	None
Bennett Rosenthal	Over $1,000,000(2)
David Sachs	Over $1,000,000
Michael L. Smith	Over $1,000,000

(1)
Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

(2)
Does not include 2,859,882 shares of the Company's common stock held by Ares Investments, whose indirect parent is APMC, which indirectly controls Ares Management, the managing member of our investment adviser. Messrs. Arougheti, Ressler and Rosenthal are members of, and serve on the Executive Committee of, APMC. Each of Messrs. Arougheti, Ressler and Rosenthal expressly disclaims beneficial ownership of all shares of our common stock owned by Ares Investments.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

Management Services

              Ares Capital Management serves as our investment adviser and is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our board of directors, our investment adviser manages the day-to-day operations of, and provides investment advisory and management services to, Ares Capital. Under the terms of the investment advisory and management agreement, Ares Capital Management:

  •
  determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

  •
  identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

  •
  closes and monitors the investments we make;

  •
  determines the investments and other assets that we purchase, retain or sell; and

  •
  provides us with such other investment advisory and research and related services as we may from time to time reasonably require.

              Ares Capital Management's services to us under the investment advisory and management agreement are not exclusive, and it is free to furnish similar services to other entities. Similarly,

affiliates of our investment adviser may directly or indirectly manage funds or other investment vehicles with investment objectives similar to ours. Accordingly, we may compete with these Ares funds or other investment vehicles managed by our investment adviser and its affiliates for capital and investment opportunities. Ares Capital Management endeavors to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any fiduciary duties owed to Ares Capital. Nevertheless, it is possible that we may not be given the opportunity to participate in certain investments made by investment funds or other investment vehicles managed by Ares Capital Management or its affiliates.

              The sole member of Ares Capital Management is Ares Management, a global alternative asset manager and an SEC registered investment adviser. As of March 31, 2013, Ares had approximately $59 billion of total committed capital under management.

Management Fee

              Pursuant to the investment advisory and management agreement and subject to the overall supervision of our board of directors, our investment adviser provides investment advisory and management services to us. For providing these services, our investment adviser receives a fee from us consisting of two components—a base management fee and an incentive fee.

              The base management fee is calculated at an annual rate of 1.5% based on the average value of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) at the end of the two most recently completed calendar quarters. The base management fee is payable quarterly in arrears.

Incentive Fee

              The incentive fee has two parts. The first part is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the quarter. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the administration agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities, accrued income that we have not yet received in cash. Our investment adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued interest that we never actually receive. See "Risk Factors—Risks Relating to Our Business—There are significant potential conflicts of interest that could impact our investment returns" and "Risk Factors—Risks Relating to Our Business—We may be obligated to pay our investment adviser incentive compensation even if we incur a loss."

              Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses, unrealized capital appreciation, unrealized capital depreciation or income tax expense related to realized gains. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and/or unrealized capital losses.

              Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed "hurdle rate" of 1.75% per quarter. If market credit spreads rise, we may be able to invest our funds in debt instruments that provide for a higher return, which may increase our pre-incentive fee net investment income and make it easier for our investment adviser to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income. To the extent we have retained pre-incentive fee net investment income that has been used to calculate this part of the incentive fee, it is also included in the amount of our total assets (other than cash and cash equivalents but including assets purchased with borrowed funds) used to calculate the 1.5% base management fee.

              We pay our investment adviser an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate;

  •
  100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter. We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.1875%) as the "catch-up" provision. The "catch-up" is meant to provide our investment adviser with 20% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeded 2.1875% in any calendar quarter; and

  •
  20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter.

              The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive fee net investment income return
(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income
allocated to income-related portion of incentive fee

              These calculations will be appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the calendar quarter.

              The second part of the incentive fee, the Capital Gains Fee, is determined and payable in arrears as of the end of each calendar year (or, upon termination of our investment advisory and management agreement, as of the termination date) and is calculated at the end of each applicable year by subtracting (a) the sum of our cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (b) our cumulative aggregate realized capital gains, in each case calculated from October 8, 2004. Realized capital gains and losses include gains and losses on investments and foreign currencies, as well as gains and losses on extinguishment of debt and other assets. If such amount is positive at the end of such year, then the Capital Gains Fee for such year is equal to 20% of such amount, less the aggregate amount of Capital Gains Fees paid in all prior years. If such amount is negative, then there is no Capital Gains Fee for such year.

              The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in our portfolio when sold and (b) the accreted or amortized cost basis of such investment.

              The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in our portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.

              The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in our portfolio as of the applicable Capital Gains Fee calculation date and (b) the accreted or amortized cost basis of such investment.

              Notwithstanding the foregoing, as a result of the Capital Gains Amendment, if we are required by GAAP to record an investment at its fair value as of the time of acquisition instead of at the actual amount paid for such investment by us (including, for example, as a result of the application of the acquisition method of accounting), then solely for the purposes of calculating the Capital Gains Fee, the "accreted or amortized cost basis" of an investment shall be an amount (the "Contractual Cost Basis") equal to (1)(x) the actual amount paid by us for such investment plus (y) any amounts recorded in our financial statements as required by GAAP that are attributable to the accretion of such investment plus (z) any other adjustments made to the cost basis included in our financial statements, including PIK interest or additional amounts funded (net of repayments) minus (2) any amounts recorded in our financial statements as required by GAAP that are attributable to the amortization of such investment, whether such calculated Contractual Cost Basis is higher or lower than the fair value of such investment (as determined in accordance with GAAP) at the time of acquisition.

              We defer cash payment of any incentive fee otherwise earned by our investment adviser if during the most recent four full calendar quarter period ending on or prior to the date such payment is to be made the sum of (a) the aggregate distributions to our stockholders and (b) the change in net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) is less than 7.0% of our net assets (defined as total assets less indebtedness) at the beginning of such period. Any deferred incentive fees are carried over for payment in subsequent calculation periods to the extent such payment is payable under our investment advisory and management agreement.

Examples of Quarterly Incentive Fee Calculation

Example 1—Income Related Portion of Incentive Fee(1):

Assumptions

• Hurdle rate(2) = 1.75%
• Management fee(3) = 0.375%
• Other expenses (legal, accounting, custodian, transfer agent, etc.)(4) = 0.20%

Alternative 1

Additional Assumptions

• Investment income (including interest, dividends, fees, etc.) = 1.25%
• Pre-incentive fee net investment income (investment income - (management fee + other expenses)) = 0.675%
Pre-incentive fee net investment income does not exceed the hurdle rate, therefore there is no incentive fee.

(1)
The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets. In addition, the example assumes that during the most recent four full calendar quarter period ending on or prior to the date the payment set forth in the example is to be made, the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) is at least 7% of our net assets (defined as total assets less indebtedness) at the beginning of such period (as adjusted for any share issuances or repurchases).

(2)
Represents a quarter of the 7.0% annualized hurdle rate.

(3)
Represents a quarter of the 1.5% annualized management fee.

(4)
Excludes offering expenses.

Alternative 2

Additional Assumptions

• Investment income (including interest, dividends, fees, etc.) = 2.70%
• Pre-incentive fee net investment income (investment income - (management fee + other expenses)) = 2.125%
Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.
Incentive Fee	=	100% × "Catch-Up" + the greater of 0% AND (20% × (pre-incentive fee net investment income - 2.1875%)
	=	(100% × (2.125% - 1.75%)) + 0%
	=	100% × 0.375%
	=	0.375%

Alternative 3

Additional Assumptions

• Investment income (including interest, dividends, fees, etc.) = 3.50%
• Pre-incentive fee net investment income (investment income - (management fee + other expenses)) = 2.925%
Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.
Incentive Fee	=	100% × "Catch-Up" + the greater of 0% AND (20% × (pre-incentive fee net investment income - 2.1875%)
	=	(100% × (2.1875% - 1.75%)) + (20% × (2.925% - 2.1875%))
	=	0.4375% + (20% × 0.7375%)
	=	0.4375% + 0.1475%
	=	0.585%

Example 2—Capital Gains Portion of Incentive Fee:

Alternative 1:

Assumptions

  •
  Year 1: $20 million investment made in Company A ("Investment A"), and $30 million investment made in Company B ("Investment B")
  •
  Year 2: Investment A is sold for $50 million and fair value ("FV") of Investment B determined to be $32 million
  •
  Year 3: FV of Investment B determined to be $25 million
  •
  Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee, if any, would be:

  •
  Year 1: None (No sales transactions)
  •
  Year 2: $6 million (20% multiplied by $30 million realized capital gains on sale of Investment A)
  •
  Year 3: None; $5 million (20% multiplied by ($30 million realized cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous Capital Gains Fee paid in Year 2)
  •
  Year 4: $200,000; $6.2 million (20% multiplied by $31 million cumulative realized capital gains) less $6 million (Capital Gains Fee paid in Year 2)

Alternative 2

Assumptions

  •
  Year 1: $20 million investment made in Company A ("Investment A"), $30 million investment made in Company B ("Investment B") and $25 million investment made in Company C ("Investment C")
  •
  Year 2: Investment A sold for $50 million, FV of Investment B determined to be $25 million and FV of Investment C determined to be $25 million
  •
  Year 3: FV of Investment B determined to be $27 million and Investment C sold for $30 million
  •
  Year 4: FV of Investment B determined to be $35 million
  •
  Year 5: Investment B sold for $20 million

The capital gains portion of the incentive fee, if any, would be:

  •
  Year 1: None (No sales transactions)
  •
  Year 2: $5 million (20% multiplied by $25 million ($30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B))
  •
  Year 3: $1.4 million ($6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million (Capital Gains Fee paid in Year 2))
  •
  Year 4: None (No sales transactions)
  •
  Year 5: None ($5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million (cumulative Capital Gains Fee paid in Year 2 and Year 3))

              For the three months ended March 31, 2013, we incurred $23.2 million in base management fees and $23.8 million in incentive management fees related to pre-incentive fee net investment income. The Capital Gains Fee actually payable as calculated under the investment advisory and management agreement for the three months ended March 31, 2013 was zero. However, in accordance with GAAP, the Company had accrued a cumulative capital gains incentive fee of $65.5 million as of March 31, 2012. GAAP requires that the capital gains incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the investment advisory and management agreement. This GAAP accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the Capital Gains Fee plus the aggregate cumulative unrealized capital appreciation. If such amount is positive at the end of a period, then GAAP requires the Company to record a capital gains fee equal to 20% of such cumulative amount, less the aggregate amount of actual Capital Gains Fees paid or capital gains incentive fees accrued under GAAP in all prior periods. As of March 31, 2013, the Company has paid Capital Gains Fees since inception totaling $15,986, of which $11,523 was paid in the first quarter of 2013. The resulting accrual for any capital gains incentive fee under GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reversal of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual. There can be no assurance that such unrealized capital appreciation will be realized in the future.

              For the year ended December 31, 2012, we incurred $86.2 million in base management fees and $95.2 million in incentive fees related to pre-incentive fee net investment income. The incentive fees related to the capital gains incentive fee as calculated under the investment advisory and management agreement for the year ended December 31, 2012 was $11.5 million. However, in accordance with GAAP, the Company accrued a capital gains incentive fee of $31.9 million for the year ended December 31, 2012, bringing the total cumulative GAAP accrual related to the capital gains incentive fee to $80.8 million as of December 31, 2012.

              For the year ended December 31, 2011, we incurred $71.6 million in base management fees and $79.0 million in incentive fees related to pre-incentive fee net investment income. The incentive fees related to the capital gains incentive fee as calculated under the investment advisory and management agreement for the year ended December 31, 2011 was $0. However, in accordance with GAAP, the Company accrued a capital gains incentive fee of $33.3 million for the year ended December 31, 2011, including $26.0 million recognized in the second quarter of 2011 as a result of the application of the Capital Gains Amendment described above with respect to the assets purchased in the Allied Acquisition, bringing the total GAAP accrual related to the capital gains incentive fee to $49.0 million as of December 31, 2011.

              For the year ended December 31, 2010, we incurred $52.0 million in base management fees, $61.3 million in incentive fees related to pre-incentive fee net investment income and no incentive fees related to realized capital gains under the investment advisory and management agreement. In accordance with GAAP, the Company accrued a capital gains incentive fee of $15.6 million for the year ended December 31, 2010.

Payment of Our Expenses

              The services of all investment professionals and staff of our investment adviser, when and to the extent engaged in providing investment advisory and management services to us and routine overhead expenses of such personnel allocable to such services, are provided and paid for by our investment adviser. We bear all other costs and expenses of our operations and transactions, including, but not limited to, those relating to: rent; organization; calculation of our net asset value (including, but not limited to, the cost and expenses of any independent valuation firm); expenses incurred by our investment adviser payable to third parties, including agents, consultants or other advisers, in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies; interest payable on indebtedness, if any, incurred to finance our investments; offerings of our common stock and other securities; investment advisory and management fees; administration fees; fees payable to third parties, including agents, consultants or other advisers, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; registration fees; listing fees; taxes; independent directors' fees and expenses; costs of preparing and filing reports or other documents with the SEC; the costs of any reports, proxy statements or other notices to stockholders, including printing costs; to the extent we are covered by any joint insurance policies, our allocable portion of the insurance premiums for such policies; direct costs and expenses of administration, including auditor and legal costs; and all other expenses incurred by us or our administrator in connection with administering our business as described in more detail under "Administration Agreement" below.

Duration, Termination and Amendment

              At an in-person meeting of our board of directors on March 16, 2011, the form of our current investment advisory and management agreement, including two proposed amendments to our then existing investment advisory and management agreement, was approved by our board of directors with the recommendation that stockholders of the Company vote to approve the proposed amendments. On June 6, 2011, our stockholders approved the proposed amendments, and we entered into a restated investment advisory and management agreement reflecting such amendments on June 6, 2011. At an in-person meeting of our board of directors on May 2, 2013, our board of directors, including a majority of the directors who are not "interested persons" of the Company as defined in the Investment Company Act, voted to approve the continuation of the investment advisory and management agreement to June 6, 2014. A discussion regarding the basis for our board of directors' approval of the 2011 adoption of the form of our current investment advisory and management agreement is available in our annual report on Form 10-K for the fiscal year ended December 31, 2011.

              Unless terminated earlier, the investment advisory and management agreement will automatically renew for successive annual periods if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not "interested persons" of the Company as defined in the Investment Company Act. The investment advisory and management agreement will automatically terminate in the event of its assignment. The investment advisory and management agreement may be terminated by either party without penalty upon 60 days' written notice to the other party.

              Conflicts of interest may arise if our investment adviser seeks to change the terms of our investment advisory and management agreement, including, for example, the amount of the management fee, the incentive fee or other compensation terms. Material amendments to our investment advisory and management agreement must be approved by the affirmative vote of the holders of a majority of our outstanding voting securities and by a majority of our independent directors, and we may from time to time decide it is appropriate to seek the requisite approval to change the terms of the agreement.

Indemnification

              The investment advisory and management agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our investment adviser, its members and their respective officers, managers, partners, agents, employees, controlling persons and members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of our investment adviser's services under the investment advisory and management agreement or otherwise as our investment adviser.

Organization of our Investment Adviser

              Our investment adviser is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act. The principal executive offices of Ares Capital Management are located at 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

ADMINISTRATION AGREEMENT

              We are also party to a separate administration agreement with Ares Operations, an affiliate of our investment adviser and a wholly owned subsidiary of Ares Management. Our board of directors approved the continuation of our administration agreement on May 2, 2013, which extended the term of the agreement to June 1, 2014. Pursuant to the administration agreement, Ares Operations furnishes us with office equipment and clerical, bookkeeping and record keeping services at our office facilities. Under the administration agreement, Ares Operations also performs, or oversees the performance of, our required administrative services, which include, among other things, providing assistance in accounting, legal, compliance, operations, technology, and investor relations, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Ares Operations assists us in determining and publishing our net asset value, assists us in providing managerial assistance to our portfolio companies, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the administration agreement are equal to an amount based upon our allocable portion of Ares Operations' overhead and other expenses (including travel expenses) incurred by Ares Operations in performing its obligations under the administration agreement, including our allocable portion of the compensation of certain of our officers (including our chief compliance officer, chief financial officer, general counsel, treasurer and assistant treasurer) and their respective staffs. The administration agreement may be terminated by either party without penalty upon 60 days' written notice to the other party.

              For the three months ended March 31, 2013, the Company incurred $2.6 million in administrative fees. As of March 31, 2013, $2.6 million of these fees were unpaid and included in "accounts payable and other liabilities" in our March 31, 2013 consolidated balance sheet. For the years ended December 31, 2012, 2011 and 2010, we incurred $9.3 million, $9.6 million and $11.0 million, respectively, in administrative fees.

Indemnification

              The administration agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Ares Operations, its members and their respective officers, managers, partners, agents, employees, controlling persons and members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of Ares Operations' services under the administration agreement or otherwise as our administrator.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

              We are party to an investment advisory and management agreement with Ares Capital Management, whose sole member is Ares Management, an entity in which certain of our directors, officers and members of the investment committee of our investment adviser may have indirect ownership and pecuniary interests. Certain of our directors, officers and members of the investment committee of our investment adviser also serve as officers or principals of other investment managers affiliated with Ares Management that currently, and may in the future, manage investment funds with investment objectives similar to our investment objective. In addition, certain of our officers and directors and the members of the investment committee of our investment adviser serve or may serve as officers, directors or principals of entities that operate in the same or related line of business as we do or of investment funds managed by our affiliates. Accordingly, we may not be made aware of and/or given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with Ares Management. However, our investment adviser intends to allocate investment opportunities in a fair and equitable manner that meets our investment objective so that we are not disadvantaged in relation to any other client. See "Risk Factors—Risks Relating to Our Business—There are significant potential conflicts of interest that could impact our investment returns."

              Pursuant to the terms of the administration agreement between Ares Operations and us, Ares Operations, whose sole member is Ares Management, currently provides us with certain administrative and other services necessary to conduct our day-to-day operations, and we reimburse Ares Operations, at cost, our allocable portion of overhead and other expenses (including travel expenses) incurred by Ares Operations in performing its obligations under our administration agreement, including our allocable portion of the compensation of certain of our officers (including our chief compliance officer, chief financial officer, general counsel, treasurer and assistant treasurer) and their respective staffs.

              Our portfolio company, IHAM, is party to the IHAM administration agreement with Ares Operations, pursuant to which Ares Operations provides IHAM with, among other things, office facilities, equipment, clerical, bookkeeping and record keeping services, services relating to the marketing and sale of interests in vehicles managed by IHAM, services of, and oversight of, custodians, depositories, accountants, attorneys, underwriters and such other persons in any other capacity deemed to be necessary. Under the IHAM administration agreement, IHAM reimburses Ares Operations for all of the actual costs associated with such services, including Ares Operations' allocable portion of overhead and the cost of its officers and respective staff in performing its obligations under the IHAM administration agreement.

              We rent our New York office space directly from a third party pursuant to a lease that expires in February 2026. We have also entered into a sublease with ACREM, a wholly owned subsidiary of Ares Management, pursuant to which we are subleasing approximately 12% of ACREM's Chicago office space for a fixed rent equal to 12% of the basic annual rent payable by ACREM under its Chicago office lease, plus certain additional costs and expenses. We also entered into separate subleases with Ares Management and IHAM, pursuant to which Ares Management and IHAM sublease approximately 15% and 20%, respectively, of our New York office space for a fixed rent equal to 15% and 20%, respectively, of the base annual rent payable by us under our lease for this space, plus certain additional costs and expenses.

              We have also entered into a license agreement with Ares Management pursuant to which Ares Management has agreed to grant us a non-exclusive, royalty-free license to use the name "Ares." Under this agreement, we will have a right to use the Ares name for so long as Ares Capital Management remains our investment adviser. Other than with respect to this limited license, we have no legal right to the "Ares" name. This license agreement will remain in effect for so long as the investment advisory and management agreement with Ares Capital Management is in effect and Ares Capital Management remains our investment adviser. Like the investment advisory and management agreement, the license agreement may also be terminated by either party without penalty upon 60 days' written notice to the other.

              As of March 31, 2013, Ares Investments, an affiliate of Ares Management (the sole member of our investment adviser), owned approximately 2.9 million shares of our common stock representing approximately 1.1% of the total shares outstanding as of March 31, 2013.

 CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

              To our knowledge, as of June 10, 2013, there were no persons that owned 25% or more of our outstanding voting securities and no person would be deemed to control us, as such term is defined in the Investment Company Act.

              The following table sets forth, as of June 10, 2013 (unless otherwise noted), the number of shares of our common stock beneficially owned by each of our current directors and named executive officers, all directors, executive officers and certain other officers as a group and certain beneficial owners, according to information furnished to us by such persons or publicly available filings.

              Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our outstanding shares of common stock is based upon Schedule 13D, Schedule 13G, Form 13F or other filings by such persons with the SEC and other information obtained from such persons. To our knowledge, as of June 10, 2013, there were no persons that owned 5% or more of our outstanding shares of common stock. Except as otherwise noted below, each person named in the following table has sole voting and investment power with respect to all shares of our common stock that he or she beneficially owns.
              The address for Mr. Arougheti, Mr. Rosen, Ms. Roll and certain officers is c/o Ares Capital Corporation, 245 Park Avenue, 44th Floor, New York, New York 10167. The address for each of the other directors and certain other officers is c/o Ares Capital Corporation, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class(1)
Directors and Named Executive Officers:
Interested Directors
Michael J. Arougheti	353,679	(2)	*
Antony P. Ressler	1,483,957	(2)(3)	*
Robert L. Rosen	15,000		*
Bennett Rosenthal	75,000	(2)(4)
Independent Directors
Steve Bartlett	2,300	(5)	*
Ann Torre Bates	5,149	(6)	*
Steven B. McKeever	None
Frank E. O'Bryan	12,400	(7)	*
Eric B. Siegel	26,280	(8)	*
Named Executive Officers Who Are Not Directors
Penni F. Roll	49,452	(9)	*
All Directors, Executive Officers and Certain Other Officers as a Group (19 persons)	2,461,972	(2)(10)	*

*
Represents less than 1%.

(1)
Based on 268,043,157 shares of common stock outstanding as of June 10, 2013.

(2)
Does not include 2,859,882 shares of the Company's common stock held by Ares Investments, whose indirect parent is APMC. Messrs. Arougheti, Ressler and Rosenthal are members of, and serve on the executive committee of, APMC, which indirectly controls Ares Management, the managing member of our investment adviser. Each of Messrs. Arougheti, Ressler and Rosenthal expressly disclaims beneficial ownership of all shares of our common stock owned by Ares Investments.

(3)
Consists of (i) 983,250 shares of common stock indirectly beneficially owned by Mr. Ressler through Greek Associates of which Mr. Ressler is the general partner and (ii) 500,707 shares of common stock indirectly beneficially owned by Mr. Ressler through a family foundation of which Mr. Ressler is the trustee.

(4)
Consists of 75,000 shares of common stock indirectly beneficially owned by Mr. Rosenthal through BAR Holdings, LLC of which Mr. Rosenthal is the manager.

(5)
The shares of our common stock held by Mr. Bartlett have been pledged as security in connection with a line of credit with a third party financial institution unaffiliated with the Company.

(6)
Consists of (i) 2,874 shares of common stock owned directly and (ii) 2,275 shares of common stock indirectly beneficially owned by Ms. Bates through her spouse.

(7)
Consists of (i) 400 shares of common stock owned directly and (ii) 12,000 shares of common stock indirectly beneficially owned by Mr. O'Bryan through a family trust of which Mr. O'Bryan is the trustee and beneficiary.

(8)
Consists of (i) 15,953 shares of common stock owned directly; (ii) 8,166 shares of common stock indirectly beneficially owned by Mr. Siegel through his spouse and (iii) 2,161 shares of common stock indirectly beneficially owned by Mr. Siegel as a custodian for the accounts of his children. Mr. Siegel has shared voting and investment authority with respect to shares held by his spouse.

(9)
Consists of (i) 8,147 shares of common stock owned directly; and (ii) 41,305 shares of common stock indirectly beneficially owned by Ms. Roll through a trust for the benefit of Ms. Roll, her spouse and her children.

(10)
Includes shares owned by certain officers of the Company that are not "Named Executive Officers," as defined in Item 402 of Regulation S-K, as promulgated under the Securities Act.

DETERMINATION OF NET ASSET VALUE

              The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

              Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, we look at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. Debt and equity securities that are not publicly traded or whose market price is not readily available (i.e., substantially all of our investments) are valued at fair value as determined in good faith by our board of directors, based on, among other things, the input of our management and audit committee and independent valuation firms that have been engaged at the direction of the board to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing 12-month period (with certain de minimis exceptions). Effective January 1, 2008, the Company adopted ASC 820-10, which expands the application of fair value accounting for investments (see Note 8 to the consolidated financial statements for the period ended December 31, 2012). ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date.

              The valuation process is conducted at the end of each fiscal quarter, with a minimum of 50% (based on value) of our valuations of portfolio companies without readily available market quotations subject to review by an independent valuation firm each quarter. In addition, our independent accountants review our valuation process as part of their overall integrated audit.

              As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments: the enterprise value of a portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation.

              Because there is not a readily available market value for most of the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by our board of directors, based on, among other things, the input of our management and audit committee and independent valuation firms under a valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we may realize significantly less than the value at which we have previously recorded it.

              In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned. For example, over the past several years, the global financial markets have experienced periods of volatility, instability and disruption. See "Risk Factors—Risks Relating to Our Investments—Declines in market prices and liquidity in the corporate debt markets can result in significant net unrealized depreciation of our portfolio, which in turn would reduce our net asset value."

              With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

  •
  Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment in conjunction with our portfolio management team.

  •
  Preliminary valuations are reviewed and discussed with the entire investment professional and management team, and then valuation recommendations are presented to the board of directors.

  •
  The audit committee of our board of directors reviews these preliminary valuations, as well as the input of third parties, including independent third-party valuation firms, with respect to the valuations of a minimum of 50% (based on value) of our portfolio companies without readily available market quotations.

  •
  The board of directors discusses valuations and determines the fair value of each investment in our portfolio without a readily available market quotation in good faith based on, among other things, the input of our management and audit committee and independent valuation firms.

 DIVIDEND REINVESTMENT PLAN

              We have adopted a dividend reinvestment plan that provides for reinvestment of any distributions we declare in cash on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not "opted out" of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.

              No action is required on the part of a registered stockholder to have their cash dividend reinvested in shares of our common stock. A registered stockholder may elect to receive an entire cash dividend in cash by notifying Computershare Shareowner Services LLC ("Computershare"), the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date fixed by the board of directors for dividends to stockholders. The plan administrator will set up an account for shares acquired through the dividend reinvestment plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the dividend reinvestment plan, received in writing no later than 10 days prior to the record date, the plan administrator will, instead of crediting fractional shares to the participant's account, issue a check for any fractional share.

              Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

              We intend to use primarily newly issued shares to implement the dividend reinvestment plan so long as our shares are trading at or at a premium to net asset value. If our shares are trading at a discount to net asset value and we are otherwise permitted under applicable law to purchase such shares, we intend to purchase shares in the open market in connection with our obligations under our dividend reinvestment plan. However, we reserve the right to issue new shares of our common stock in connection with our obligations under the dividend reinvestment plan even if our shares are trading below net asset value. If newly issued shares are used to implement the dividend reinvestment plan, the number of shares to be issued to a stockholder shall be determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on The NASDAQ Global Select Market on the dividend payment date. Market price per share on that date shall be the closing price for such shares on The NASDAQ Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. If shares are purchased in the open market to implement the dividend reinvestment plan, the number of shares to be issued to a stockholder shall be determined by dividing the dollar amount of the cash dividend payable to such stockholder by the weighted average price per share for all shares purchased by the plan administrator in the open market in connection with the dividend. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

              There are no brokerage charges or other charges to stockholders who participate in the dividend reinvestment plan. The plan administrator's fees under the plan are paid by us. If a participant elects by notice to the plan administrator in advance of termination to have the plan administrator sell part or all of the shares held by the plan administrator in the participant's account and remit the proceeds to the participant, the plan administrator is authorized to deduct a transaction fee of up to $15 plus a $0.12 per share fee from the proceeds.

              Stockholders whose cash dividends are reinvested in shares of our common stock are subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder's initial basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received on reinvestment of a cash dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder's account. See "Certain Material U.S. Federal Income Tax Considerations."

              Participants may terminate their accounts under the dividend reinvestment plan by notifying the plan administrator via its website at www.computershare.com/investor, by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator at P.O. Box 43006, Providence, RI 02940-3006 or by calling the plan administrator's hotline at 1-866-365-2497.

              The dividend reinvestment plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the dividend reinvestment plan should be directed to the plan administrator via the Internet at www.computershare.com/investor, by mail at P.O. Box 43006, Providence, RI 02940-3006 or by telephone at 1-866-365-2497.

              Additional information about the dividend reinvestment plan may be obtained by contacting the plan administrator via the Internet at www.computershare.com/investor, by mail at P.O. Box 43006, Providence, RI 02940-3006 or by telephone at 1-866-365-2497.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

              The following discussion is a general summary of certain material U.S. federal income tax considerations applicable to us and to an investment in shares of our preferred stock or our common stock and our qualification and taxation as a regulated investment company, or "RIC", for U.S. federal income tax purposes. This discussion does not purport to be a complete description of all of the tax considerations relating thereto. In particular, we have not described certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, traders in securities that elect to use a mark-to-market method of accounting for securities holdings, pension plans and trusts, financial institutions, persons who hold our preferred stock and our common stock as part of a straddle or a hedging or conversion transaction, and U.S. stockholders (as defined below) whose functional currency is not the U.S. dollar. This discussion assumes that investors hold our preferred stock or common stock as capital assets (within the meaning of the Code). This discussion is based upon the Code, its legislative history, existing and proposed U.S. Treasury regulations, published rulings and court decisions, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service (the "IRS") regarding the offerings pursuant to this prospectus or pursuant to any accompanying prospectus supplement unless expressly stated therein. This discussion does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets. It also does not discuss the tax aspects of common or preferred stock sold in units with the other securities being registered.

              If we issue preferred stock that may be convertible into or exercisable or exchangeable for securities or other property or preferred stock with other terms that may have different U.S. federal income tax consequences than those described in this summary, the U.S. federal income tax consequences of such preferred stock will be described in the relevant prospectus supplement. This summary does not discuss the consequences of an investment in our subscription rights, debt securities or warrants representing rights to purchase shares of our preferred stock, common stock or debt securities or as units in combination with such securities. The U.S. federal income tax consequences of such an investment will be discussed in the relevant prospectus supplement.

              A "U.S. stockholder" is a beneficial owner of shares of our preferred stock or common stock that is for U.S. federal income tax purposes:

  •
  a citizen or individual resident of the United States;

  •
  a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

  •
  a trust, if a court within the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

  •
  an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

              A "non-U.S. stockholder" is a beneficial owner of shares of our preferred stock or common stock that is neither a U.S. stockholder nor an entity treated as a partnership for U.S. federal income tax purposes.

              If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our preferred stock or common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. Prospective beneficial owners of shares of our preferred or common stock that are partnerships or partners in such partnerships should consult their own tax advisers with respect to the purchase, ownership and disposition of shares of our preferred stock or common stock.

              Tax matters are very complicated and the tax consequences to investors in our shares will depend on the facts of their particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

ELECTION TO BE TAXED AS A RIC

              As a BDC, we have elected to be treated as a RIC under the Code. As a RIC, we generally will not pay U.S. federal corporate-level income tax on any ordinary income or capital gains that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source of income and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, for each taxable year, generally an amount equal to at least 90% of our "investment company taxable income," as defined by the Code (the "Annual Distribution Requirement"). See "Risk Factors—Risks Relating to Our Business—We may be subject to additional corporate-level income taxes if we fail to maintain our status as a RIC."

TAXATION AS A RIC

              If we:

  •
  qualify as a RIC; and

  •
  satisfy the Annual Distribution Requirement;

then we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain (generally, net long-term capital gain in excess of net short-term capital loss) we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

              We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (collectively, the "Excise Tax Requirement"). We have paid in the past, and can be expected to pay in the future, such excise tax on a portion of our income.

              Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and (2) other requirements relating to our status as a RIC, including the Diversification Tests (as defined below). If we dispose of assets to meet the Annual Distribution Requirement, the Diversification Tests, or the Excise Tax Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

              To qualify as a RIC for U.S. federal income tax purposes, we generally must, among other things:

  •
  qualify to be treated as a BDC at all times during each taxable year;

  •
  derive in each taxable year at least 90% of our gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities or other income derived with respect to our business of investing in such stock or securities or (b) net income derived from an interest in a "qualified publicly traded partnership, or "QPTP" (collectively, the "90% Income Test"); and

  •
  diversify our holdings so that at the end of each quarter of the taxable year:

  •
  at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs and other securities that, with respect to any issuer, do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of that issuer; and

  •
  no more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of (i) one issuer, (ii) two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) securities of one or more QPTPs (collectively, the "Diversification Tests").

              We may be required to recognize taxable income in circumstances in which we do not receive cash, such as income from hedging or foreign currency transactions. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, that have increasing interest rates or that are issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement and/or the Excise Tax Requirement, even though we will not have received any corresponding cash amount.

              Furthermore, a portfolio company in which we invest may face financial difficulty that requires us to work-out, modify or otherwise restructure our investment in the portfolio company. Any such restructuring could, depending on the specific terms of the restructuring, result in unusable capital losses and future non-cash income.

              In addition, certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (a) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (b) convert long-term capital gain (currently taxed at lower rates for non-corporate taxpayers) into higher taxed short-term capital gain or ordinary income, (c) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (d) adversely affect the time when a purchase or sale of stock or securities is deemed to occur or (e) adversely alter the characterization of certain complex financial transactions. We will monitor our transactions and may make certain tax elections in order to mitigate the effects of these provisions; however, no assurance can be given that we will be eligible for any such tax elections or that any elections we make will fully mitigate the effects of these provisions.

              Gain or loss recognized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

              Our investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, our yield on those securities would be decreased. Stockholders will generally not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by us.

              If we purchase shares in a "passive foreign investment company" (a "PFIC"), we may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, we will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we may elect to mark-to-market at the end of each taxable year our shares in such PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Our ability to make either election will depend on factors beyond our control, and are subject to limitations which may limit the availability of benefit of these elections. Under either election, we may be required to recognize in any year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether we satisfy the Excise Tax Requirement.

              Our functional currency is the U.S. dollar for U.S. federal income tax purposes. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities may be treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts, the disposition of debt denominated in a foreign currency and other financial transactions denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, may also be treated as ordinary income or loss.

              If we borrow money, we may be prevented by loan covenants from declaring and paying dividends in certain circumstances. Even if we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements, under the Investment Company Act, we generally are not permitted to make distributions to our stockholders while our debt obligations and senior securities are outstanding unless certain "asset coverage" tests or other financial covenants are met. Limits on our payment of dividends may prevent us from meeting the Annual Distribution Requirement, and may, therefore, jeopardize our qualification for taxation as a RIC, or subject us to the 4% excise tax on undistributed income.

              Some of the income and fees that we recognize, such as management fees, may not satisfy the 90% Income Test. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy the 90% Income Test, we may be required to recognize such income or fees through one or more entities treated as U.S. corporations for U.S. federal income tax purposes. While we expect that recognizing such income through such corporations will assist us in satisfying the 90% Income Test, no assurance can be given that this structure will be respected for U.S. federal income tax purposes, which could result in such income not being counted towards satisfying the 90% Income Test. If the amount of such income were too great and we were otherwise unable to mitigate this effect, it could result in our disqualification as a RIC. If, as we expect, the structure is respected, such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce the yield on such income and fees.

              If we fail to satisfy the 90% Income Test or the Diversification Tests in any taxable year, we may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where we correct the failure within a specified period. If the applicable relief provisions are not available or cannot be met, all of our income would be subject to U.S. federal corporate-level income tax as described below. We cannot provide assurance that we would qualify for any such relief should we fail the 90% Income Test or the Diversification Test.

              If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, and are not eligible for relief as described above, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of our income will be subject to U.S. federal corporate-level income tax, reducing the amount available to be distributed to our stockholders. In contrast, assuming we qualify as a RIC, our U.S. federal corporate-level income tax should be substantially reduced or eliminated. See "Election to Be Taxed as a RIC" above and "Risk Factors—Risks Relating to Our Business—We may be subject to certain corporate-level taxes regardless of whether we continue to qualify as a RIC."

Capital Loss Carryforwards and Unrealized Losses

              As a RIC, we are permitted to carry forward a net capital loss realized in a taxable year beginning on or before January 1, 2011 to offset our capital gain, if any, realized during the eight years following the year of the loss. A capital loss carryforward realized in a taxable year beginning before January 1, 2011 is treated as a short-term capital loss in the year to which it is carried. We are permitted to carry forward a net capital loss realized in taxable years beginning on or after January 1, 2011 to offset capital gain indefinitely. For net capital losses realized in taxable years beginning on or after January 1, 2011, the excess of our net short-term capital loss over our net long-term capital gain is treated as a short-term capital loss arising on the first day of our next taxable year and the excess of our net long-term capital loss over our net short-term capital gain is treated as a long-term capital loss arising on the first day of our next taxable year. If future capital gain is offset by carried-forward capital losses, such future capital gain is not subject to fund-level U.S. federal income tax, regardless of whether distributed to stockholders. A RIC cannot carry back or carry forward any net operating losses.

              It is believed that transactions we have undertaken, including the Allied Acquisition, have resulted in a limitation on our ability to use both our own and Allied Capital's capital loss carryforwards and, potentially, to use unrealized capital losses inherent in the tax basis of our own pre-acquisition assets and Allied Capital's assets we acquired. These limitations, imposed by Section 383 of the Code and based on the principles of Section 382 of the Code, are imposed on an annual basis. Losses in excess of the limitation may be carried forward, subject to the overall eight-year limitation. The Section 382 limitation applied to our and Allied Capital's losses generally will equal the product of the net asset value of each corporation immediately prior to the Allied Acquisition, respectively, and the "long-term tax-exempt rate," published by the IRS, in effect at such time. As of April 2010, the month during which the Allied Acquisition was consummated, the long-term tax-exempt rate was 4.03%. Additionally, under Section 384 of the Code, we may also be prohibited from using Allied Capital's loss carryforwards and unrealized losses against any of our unrealized gains at the time of the Allied Acquisition, to the extent such gains are realized within five years following the Allied Acquisition. While our ability to utilize losses in the future depends upon a variety of factors that cannot be known in advance, because capital loss carryforwards realized in taxable years beginning before January 1, 2011 generally expire eight taxable years following recognition, substantially all of our and Allied Capital's losses may become permanently unavailable. Future transactions we enter into may further limit our ability to utilize losses.

              As of December 31, 2012, for U.S. federal income tax purposes, we had capital loss carryforwards of approximately $0.1 billion, other losses limited under Sections 382 and 384 of the Code of approximately $0.3 billion and net unrealized losses of approximately $0.9 billion. These amounts are estimates and will not be finally determined until we file our 2012 income tax return in 2013.

TAXATION OF U.S. STOCKHOLDERS

              Whether an investment in the shares of our preferred stock or common stock is appropriate for a U.S. stockholder will depend upon that person's particular circumstances. An investment in the shares of our preferred stock or common stock by a U.S. stockholder may have adverse tax consequences. The following summary generally describes certain U.S. federal income tax consequences of an investment in shares of our preferred stock and common stock by taxable U.S. stockholders and not by U.S. stockholders that generally are exempt from U.S. federal income taxation. U.S. stockholders should consult their own tax advisors before investing in shares of our preferred stock or common stock.

    Distributions on Our Preferred Stock and Common Stock

              Distributions by us generally are taxable to U.S. stockholders as ordinary income or long-term capital gain. Distributions of our investment company taxable income (which is, generally, our ordinary income excluding net capital gain) will be taxable as ordinary income to U.S. stockholders to the extent of our current and accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. Distributions of our net capital gain (which generally is the excess of our net long-term capital gain over our net short-term capital loss) properly reported by us as "capital gain dividends" will be taxable to U.S. stockholders as long-term capital gains (which, under current law, are taxed at preferential rates in the case of individuals, trusts or estates). This is true regardless of U.S. stockholders' holding periods for their preferred stock or common stock and regardless of whether the dividend is paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder's adjusted tax basis in such stockholder's preferred stock or common stock and, after the adjusted tax basis is reduced to zero, will constitute capital gain to such U.S. stockholder. We have made distributions in excess of our earnings and profits and may continue to do so in the future. As a result, a U.S. stockholder will need to consider the effect of our distributions on such U.S. stockholder's adjusted tax basis in our preferred stock or common stock in their individual circumstances.

              A portion of our ordinary income dividends, but not capital gain dividends, paid to corporate U.S. stockholders may, if certain conditions are met, qualify for the 70% dividends-received deduction to the extent that we have received dividends from certain corporations during the taxable year, but only to the extent such ordinary income dividends are treated as paid out of our earnings and profits. We expect only a small portion of our dividends to qualify for this deduction. A corporate U.S. stockholder may be required to reduce its basis on its preferred stock with respect to certain "extraordinary dividends," as provided under Section 1059 of the Code. Corporate U.S. stockholders should consult their own tax advisors in determining the application of these rules in their particular circumstances.

              In general, "qualified dividend income" realized by non-corporate U.S. stockholders is taxable at the same rate as net capital gain. Generally, qualified dividend income is dividend income attributable to certain U.S. and foreign corporations, as long as certain holding period requirements as met. As long as certain requirements are met, our dividends paid to non-corporate U.S. stockholders attributable to qualified dividend income may be treated by such U.S. stockholders as qualified dividend income, but only to the extent such ordinary income dividends are treated as paid out of our earnings and profits. We expect only a small portion of our dividends to qualify as qualified dividend income.

              Although we currently intend to distribute any of our net capital gain for each taxable year on a timely basis, we may in the future decide to retain some or all of our net capital gain, and may designate the retained amount as a "deemed distribution." In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include such stockholder's share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to such stockholder's allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder's adjusted tax basis for such stockholder's preferred stock or common stock.

              Because we expect to pay tax on any retained net capital gain at our regular corporate tax rate, and because that rate currently is in excess of the maximum rate currently payable by individuals on net capital gain, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit would exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against a U.S. stockholder's other U.S. federal income tax obligations or may be refunded to the extent it exceeds the stockholder's liability for U.S. federal income tax. A U.S. stockholder that is not subject to U.S. federal income tax or otherwise is not required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide a written statement to our stockholders reporting the deemed distribution after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a "deemed distribution."

              We will be subject to the alternative minimum tax, also referred to as the "AMT," but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect U.S. stockholders' AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued, such items generally will be apportioned in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless a different method for a particular item is warranted under the circumstances.

              For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

              We have the ability to declare a large portion of a dividend in shares of our stock. As long as a portion of such dividend is paid in cash and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, our stockholders will be taxed on 100% of the fair market value of the dividend on the date the dividend is received in the same manner as a cash dividend, even though most of the dividend was paid in shares of our stock, which may result in our U.S. stockholders having to pay tax on such dividends, even if no cash is received, and our non-U.S. stockholders may be subject to withholding tax in respect of amounts distributed in our common stock. In general, any dividend on shares of our preferred stock will be taxable as a dividend, regardless of whether any portion is paid in stock.

              If investors purchase shares of our preferred stock or common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investors will be subject to tax on the distribution even though it represents a return of their investment. We have built-up or have the potential to build up large amounts of unrealized gain which, when realized and distributed, could have the effect of a taxable return of capital to stockholders.

    Sale or Other Disposition of Our Preferred Stock or Common Stock

              A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of such stockholder's shares of our preferred stock or common stock. The amount of gain or loss will be measured by the difference between such stockholder's adjusted tax basis in the stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held such stockholder's shares for more than one year. Otherwise, such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our preferred stock or common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our preferred stock or common stock may be disallowed if substantially identical stock or securities are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

              In general, U.S. stockholders that are individuals, trusts or estates are taxed at preferential rates on their net capital gain (generally, the excess of net long-term capital gain over net short-term capital loss for a taxable year, including long-term capital gain derived from an investment in our shares). Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum rate that also applies to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

    Information Reporting and Backup Withholding

              We will send to each of our U.S. stockholders, after the end of each calendar year, a notice providing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year's distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder's particular situation.

              We may be required to withhold U.S. federal income tax ("backup withholding") from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. Backup withholding is not an additional tax. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder's U.S. federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

    Medicare Tax on Net Investment Income

              For taxable years of non-corporate U.S. holders beginning after December 31, 2012, such holders generally will be subject to a 3.8% Medicare tax on their "net investment income," which ordinarily includes taxable distributions or deemed distributions on stock, such as our preferred stock and our common stock, as well as taxable gain on the disposition of stock, including our preferred stock or common stock.

    Withholding and Information Reporting on Foreign Financial Accounts

              Under legislation enacted in 2010 and recent guidance from the IRS, the relevant withholding agent generally will be required to withhold 30% of any dividends on our preferred stock and common stock paid after December 31, 2013 and the gross proceeds from a sale of our preferred stock and common stock paid after December 31, 2016 to (i) a foreign financial institution (whether such financial institution is the beneficial owner or an intermediary) unless such foreign financial institution agrees to verify, report and disclose its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity (whether such entity is the beneficial owner or an intermediary) unless such entity certifies that it does not have any substantial United States owners or provides the name, address and taxpayer identification number of each substantial United States owner and such entity meets certain other specified requirements. We will not pay any additional amounts in respect to any amounts withheld.

    Reportable Transactions

              Under U.S. Treasury regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for a non-corporate stockholder or $10 million or more for a corporate stockholder in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of certain portfolio securities in many cases are excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. Stockholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

TAXATION OF NON-U.S. STOCKHOLDERS

              Whether an investment in shares of our preferred stock or common stock is appropriate for a non-U.S. stockholder will depend upon that person's particular circumstances. An investment in shares of our preferred stock or common stock by a non-U.S. stockholder may have adverse tax consequences and, accordingly, may not be appropriate for a non-U.S. stockholder. Non-U.S. stockholders should consult their own tax advisors before investing in our preferred stock or common stock.

    Distributions on our Preferred Stock or Common Stock

              Distributions of our investment company taxable income to non-U.S. stockholders will be subject to U.S. withholding tax (unless lowered or eliminated by an applicable income tax treaty) to the extent payable from our current and accumulated earnings and profits unless an exception applies.

              If a non-U.S. stockholder receives distributions and such distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, attributable to a permanent establishment in the United States of such non-U.S. stockholder, such distributions generally will be subject to U.S. federal income tax at the rates applicable to U.S. persons. In that case, we will not be required to withhold U.S. federal income tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. stockholder that is a foreign trust and such entities are urged to consult their own tax advisors.

              Actual or deemed distributions of our net capital gain (which generally is the excess of our net long-term capital gain over our net short-term capital loss) to a non-U.S. stockholder, and gains recognized by a non-U.S. stockholder upon the sale of our preferred stock or common stock, will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax unless (a) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States (as discussed above) or (b) the non-U.S. stockholder is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied. For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains recognized upon the sale of our preferred stock or common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" (unless lowered or eliminated by an applicable income tax treaty). Non-U.S. stockholders of our preferred stock or common stock are encouraged to consult their own advisors as to the applicability of an income tax treaty in their individual circumstances.

              In general, no U.S. source withholding taxes will be imposed on dividends paid by RICs in taxable years beginning before January 1, 2014 to non-U.S. stockholders to the extent the dividends are designated as "interest-related dividends" or "short-term capital gain dividends." Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gain that would not have been subject to U.S. withholding tax at the source if they had been received directly by a non-U.S. stockholder, and that satisfy certain other requirements. However, no assurance can be given that we will distribute any interest-related or short-term capital dividends.

              If we distribute our net capital gain in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the non-U.S. stockholder's allocable share of the tax we pay on the capital gain deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number (if one has not been previously obtained) and file a U.S. federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

              We have the ability to declare a large portion of a dividend in shares of our common stock. As long as a portion of such dividend is paid in cash (which portion can be as low as 20%) and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, our non-U.S. stockholders will be taxed on 100% of the fair market value of the dividend on the date the dividend is received in the same manner as a cash dividend (including the application of withholding tax rules described above), even though most of the dividend was paid in shares of our common stock. In such a circumstance, we may be required to withhold all or substantially all of the cash we would otherwise distribute to a non-U.S. stockholder. In general, any dividend on shares of our preferred stock will be taxable as a dividend, regardless of whether any portion is paid in stock.

              A non-U.S. stockholder who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

              Under legislation enacted in 2010 and recent guidance from the IRS, the relevant withholding agent generally will be required to withhold 30% of any dividends paid on our preferred stock and common stock paid after December 31, 2013 and the gross proceeds from a sale of our preferred stock and common stock paid after December 31, 2016 to (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial United States owners or provides the name, address and taxpayer identification number of each substantial United States owner and such entity meets certain other specified requirements. If payment of this withholding tax is made, non-U.S. stockholders that are otherwise eligible for an exemption from, or reduction of, U.S. federal withholding taxes with respect to such dividends or proceeds will be required to seek a credit or refund from the IRS to obtain the benefit of such exemption or reduction. Non-U.S. stockholders should consult their own tax advisers regarding the particular consequences to them of this legislation and guidance. We will not pay any additional amounts in respect to any amounts withheld.

FAILURE TO QUALIFY AS A RIC

              If we were unable to qualify for treatment as a RIC, and relief were not available as discussed above, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders and would not be required to make distributions for tax purposes. Distributions generally would be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate U.S. stockholders would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and any remaining distributions would be treated as a capital gain. If we were to fail to meet the RIC requirements for more than two consecutive years and then sought to requalify as a RIC, we would be required to recognize gain to the extent of any unrealized appreciation in our assets unless we made a special election to pay corporate-level tax on any such unrealized appreciation recognized during the succeeding 10-year period.

POSSIBLE LEGISLATIVE OR OTHER ACTIONS AFFECTING TAX CONSIDERATIONS

              Prospective investors should recognize that the present U.S. federal income tax treatment of an investment in shares of our preferred stock or common stock may be modified by legislative, judicial or administrative action at any time, and that any such action may affect investments and commitments previously made. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department, resulting in revisions of regulations and revised interpretations of established concepts as well as statutory changes. Revisions in U.S. federal tax laws and interpretations thereof could adversely affect the tax consequences of an investment in us.

 DESCRIPTION OF SECURITIES

              This prospectus contains a summary of the common stock, preferred stock, subscription rights, debt securities, warrants and units. These summaries are not meant to be a complete description of each security. However, this prospectus and the accompanying prospectus supplement will contain the material terms and conditions for each security.

DESCRIPTION OF OUR CAPITAL STOCK

              The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

STOCK

              Our authorized stock consists of 500,000,000 shares of stock, par value $0.001 per share, all of which are currently designated as common stock. Our common stock trades on The NASDAQ Global Select Market under the symbol "ARCC." On June 10, 2013, the last reported sales price of our common stock on The NASDAQ Global Select Market was $17.00 per share. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our indebtedness or obligations.

              Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

              All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract.

              In the event of a liquidation, dissolution or winding up of the Company, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay off all indebtedness and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time.

              Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

              The following are our outstanding classes of capital stock as of June 10, 2013:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Registrant or for its Account	(4) Amount Outstanding Exclusive of Amount Shown Under Column (3)
Common Stock	500,000,000	—	268,043,157

Preferred Stock

              Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, our board of directors could authorize the issuance of shares of our preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest.

              You should note, however, that any issuance of preferred stock must comply with the requirements of the Investment Company Act. The Investment Company Act requires, among other things, that (a) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other indebtedness and senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be and (b) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the Investment Company Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. We believe that the availability for issuance of preferred stock may provide us with increased flexibility in structuring future financings and acquisitions.

LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS; INDEMNIFICATION AND ADVANCE OF EXPENSES

              Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision, which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act.

              Our charter authorizes us to obligate ourselves, and our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in that capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the Investment Company Act, we will not indemnify any person for any liability to that such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

              In addition to the indemnification provided for in our bylaws, we have entered into indemnification agreements with each of our current directors and certain of our officers and with members of our investment adviser's investment committee and we intend to enter into indemnification agreements with each of our future directors, members of our investment committee and certain of our officers. The indemnification agreements attempt to provide these directors, officers and other persons the maximum indemnification permitted under Maryland law and the Investment Company Act. The agreements provide, among other things, for the advancement of expenses and indemnification for liabilities which such person may incur by reason of his or her status as a present or former director or officer or member of our investment adviser's investment committee in any action or proceeding arising out of the performance of such person's services as a present or former director or officer or member of our investment adviser's investment committee.

              Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or are threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (x) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (y) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW AND OUR CHARTER AND BYLAWS

              The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

              Our board of directors is divided into three classes of directors serving staggered three-year terms, with the term of office of only one of the three classes expiring each year. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors helps to ensure the continuity and stability of our management and policies.

Election of Directors

              Our charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Pursuant to the charter, our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

              Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than four or more than eleven. Our charter sets forth our election, subject to certain requirements, to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the Investment Company Act.

              Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors.

Action by Stockholders

              Under the Maryland General Corporation Law and our charter, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written or electronically transmitted consent instead of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

              Our bylaws provide that with respect to an annual meeting of stockholders, nominations of individuals for election to the board of directors and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by or at the direction of the board of directors or (c) by a stockholder who is a stockholder of record both at the time of giving the advance notice required by the bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of individuals for election to the board of directors at a special meeting may be made only (a) by or at the direction of the board of directors or (b) provided that the special meeting has been called in accordance with the bylaws for the purpose of electing directors, by a stockholder who is a stockholder of record both at the time of giving the advance notice required by the bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice provisions of the bylaws.

              The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

              Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation to act on any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

              Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. See "Risk Factors—Risks Relating to Offerings Pursuant to this Prospectus—Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock." However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of our continuing directors (as defined below) (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The "continuing directors" are defined in our charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the board of directors.

              Our charter and bylaws provide that the board of directors will have the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws.

No Appraisal Rights

              Except with respect to appraisal rights arising in connection with the Control Share Acquisition Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of our board of directors determines that such rights will apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which stockholders would otherwise be entitled to exercise appraisal rights.

Control Share Acquisitions

              The Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by employees who are directors of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

  •
  one-tenth or more but less than one-third;

  •
  one-third or more but less than a majority; or

  •
  a majority or more of all voting power.

              The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.

              A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

              If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the Investment Company Act, which will prohibit any such repurchase other than in limited circumstances. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

              The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

              Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock and, as a result, any control shares of the Company will have the same voting rights as all of the other shares of the Company common stock. Such provision could be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if the board of directors determines that it would be in our best interests and we determine (after consultation with the SEC staff) that our being subject to the Control Share Acquisition Act does not conflict with the Investment Company Act.

Business Combinations

              Under Maryland law, "business combinations" between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

  •
  any person who beneficially owns 10% or more of the voting power of the corporation's outstanding voting stock; or

  •
  an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding stock of the corporation.

              A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which such person otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

              After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

  •
  80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

  •
  two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

              These super-majority vote requirements do not apply if the corporation's common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

              The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the independent directors. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with the Investment Company Act

              Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the Investment Company Act, the applicable provision of the Investment Company Act will control.

DESCRIPTION OF OUR PREFERRED STOCK

              In addition to shares of common stock, our charter authorizes the issuance of preferred stock. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Any such an issuance must adhere to the requirements of the Investment Company Act, Maryland law and any other limitations imposed by law.

              The Investment Company Act currently requires, among other things, that (a) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets (taking into account such distribution), (b) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more and (c) such class of stock have complete priority over any other class of stock as to distribution of assets and payment of dividends, which dividends shall be cumulative.

              For any series of preferred stock that we may issue, our board of directors will determine and the articles supplementary and the prospectus supplement relating to such series will describe:

  •
  the designation and number of shares of such series;

  •
  the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, as well as whether such dividends are participating or non-participating;

  •
  any provisions relating to convertibility or exchangeability of the shares of such series, including adjustments to the conversion price of such series;

  •
  the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

  •
  the voting powers, if any, of the holders of shares of such series;

  •
  any provisions relating to the redemption of the shares of such series;

  •
  any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

  •
  any conditions or restrictions on our ability to issue additional shares of such series or other securities;

  •
  if applicable, a discussion of certain U.S. federal income tax considerations; and

  •
  any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

              All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends, if any, thereon will be cumulative.

 DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

GENERAL

              We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

              The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

  •
  the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

  •
  the title of such subscription rights;

  •
  the exercise price for such subscription rights (or method of calculation thereof);

  •
  the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

  •
  the number of such subscription rights issued to each stockholder;

  •
  the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

  •
  if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

  •
  the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

  •
  the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

  •
  any termination right we may have in connection with such subscription rights offering; and

  •
  any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

              We will not offer any subscription rights to purchase shares of our common stock under this prospectus or an accompanying prospectus supplement without first filing a new post-effective amendment to the registration statement.

EXERCISE OF SUBSCRIPTION RIGHTS

              Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

              Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

 DESCRIPTION OF OUR WARRANTS

              The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

              We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common stock, preferred stock or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

              A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

  •
  the title of such warrants;

  •
  the aggregate number of such warrants;

  •
  the price or prices at which such warrants will be issued;

  •
  the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

  •
  if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

  •
  in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

  •
  in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

  •
  the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

  •
  whether such warrants will be issued in registered form or bearer form;

  •
  if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

  •
  if applicable, the date on and after which such warrants and the related securities will be separately transferable;

  •
  information with respect to book-entry procedures, if any;

  •
  the terms of the securities issuable upon exercise of the warrants;

  •
  if applicable, a discussion of certain U.S. federal income tax considerations; and

  •
  any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

              We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

              Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

              Under the Investment Company Act, we may generally only offer warrants provided that (a) the warrants expire by their terms within ten years, (b) the exercise or conversion price is not less than the current market value at the date of issuance, (c) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of Ares Capital and its stockholders and (d) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The Investment Company Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES

              We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

              As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an "indenture." An indenture is a contract between us and U.S. Bank National Association, a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under "Events of Default—Remedies if an Event of Default Occurs." Second, the trustee performs certain administrative duties for us.

              Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. Some of the definitions are repeated in this prospectus, but for the rest you will need to read the indenture. We have filed the form of the indenture with the SEC. See "Available Information" for information on how to obtain a copy of the indenture.

              The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered, including, among other things:

  •
  the designation or title of the series of debt securities;

  •
  the total principal amount of the series of debt securities;

  •
  the percentage of the principal amount at which the series of debt securities will be offered;

  •
  the date or dates on which principal will be payable;

  •
  the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

  •
  the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

  •
  the terms for redemption, extension or early repayment, if any;

  •
  the currencies in which the series of debt securities are issued and payable;

  •
  whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

  •
  the place or places, if any, other than or in addition to the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

  •
  the denominations in which the offered debt securities will be issued;

  •
  the provision for any sinking fund;

  •
  any restrictive covenants;

  •
  any Events of Default;

  •
  whether the series of debt securities are issuable in certificated form;

  •
  any provisions for defeasance or covenant defeasance;

  •
  if applicable, U.S. federal income tax considerations relating to original issue discount;

  •
  whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

  •
  any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

  •
  whether the debt securities are subject to subordination and the terms of such subordination;

  •
  the listing, if any, on a securities exchange; and

  •
  any other terms.

              The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

              We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, calculated pursuant to the Investment Company Act, is at least equal to 200% immediately after each such issuance. In addition, while any indebtedness and senior securities remain outstanding, we must make provisions to prohibit the distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. Specifically, we may be precluded from declaring dividends or repurchasing shares of our common stock unless our asset coverage is at least 200%. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see "Risk Factors—Risks Relating to Our Business—Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital."

GENERAL

              The indenture provides that any debt securities proposed to be sold under this prospectus and the attached prospectus supplement ("offered debt securities") and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities ("underlying debt securities"), may be issued under the indenture in one or more series.

              For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

              The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the "indenture securities." The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See "Resignation of Trustee" below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term "indenture securities"

means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

              The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

              We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

              We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

              We expect that we will usually issue debt securities in book entry only form represented by global securities.

CONVERSION AND EXCHANGE

              If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

PAYMENT AND PAYING AGENTS

              We will pay interest to the person listed in the applicable trustee's records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the "record date." Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called "accrued interest."

Payments on Global Securities

              We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder's right to those payments will be governed by the rules and practices of the depositary and its participants.

Payments on Certificated Securities

              We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee's records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, NY and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

              Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Payment When Offices Are Closed

              If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

              Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

EVENTS OF DEFAULT

              You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

              The term "Event of Default" in respect of the debt securities of your series means any of the following (unless the prospectus supplement relating to such debt securities states otherwise):

  •
  We do not pay the principal of, or any premium on, a debt security of the series on its due date, and do not cure this default within 5 days.

  •
  We do not pay interest on a debt security of the series when due, and such default is not cured within 30 days.

  •
  We do not deposit any sinking fund payment in respect of debt securities of the series on its due date, and do not cure this default within 5 days.

  •
  We remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series.

  •
  We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days.

  •
  On the last business day of each of twenty-four consecutive calendar months, we have an asset coverage of less than 100%.

  •
  Any other Event of Default in respect of debt securities of the series described in the applicable prospectus supplement occurs.

              An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

              If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.

              The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an "indemnity") (Section 315 of the Trust Indenture Act of 1939). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

              Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

  •
  You must give your trustee written notice that an Event of Default has occurred and remains uncured.

  •
  The holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action.

  •
  The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity.

  •
  The holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60 day period.

              However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

              Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

  •
  the payment of principal, any premium or interest; or

  •
  in respect of a covenant that cannot be modified or amended without the consent of each holder.

              Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

              Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

MERGER OR CONSOLIDATION

              Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, unless the prospectus supplement relating to certain debt securities states otherwise, we may not take any of these actions unless all the following conditions are met:

  •
  Where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities.

  •
  Immediately after giving effect to such transaction, no Default or Event of Default shall have happened and be continuing.

  •
  Under the indenture, no merger or sale of assets may be made if as a result any of our property or assets or any property or assets of one of our subsidiaries, if any, would become subject to any mortgage, lien or other encumbrance unless either (a) the mortgage, lien or other encumbrance could be created pursuant to the limitation on liens covenant in the indenture without equally and ratably securing the indenture securities or (b) the indenture securities are secured equally and ratably with or prior to the debt secured by the mortgage, lien or other encumbrance.

  •
  We must deliver certain certificates and documents to the trustee.

  •
  We must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

MODIFICATION OR WAIVER

              There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

              First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

  •
  change the stated maturity of the principal of or interest on a debt security;

  •
  reduce any amounts due on a debt security;

  •
  reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

  •
  adversely affect any right of repayment at the holder's option;

  •
  change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

  •
  impair your right to sue for payment;

  •
  adversely affect any right to convert or exchange a debt security in accordance with its terms;

  •
  modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;

  •
  reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

  •
  reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

  •
  modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

  •
  change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

              The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

              Any other change to the indenture and the debt securities would require the following approval:

  •
  If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.

  •
  If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

              The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under "—Changes Requiring Your Approval."

Further Details Concerning Voting

              When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

  •
  For original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default.

  •
  For debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement.

  •
  For debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

              Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under "Defeasance—Full Defeasance."

              We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

              Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

DEFEASANCE

              The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

              If certain conditions are satisfied, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called "covenant defeasance." In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions described under "Indenture Provisions—Subordination" below. In order to achieve covenant defeasance, we must do the following:

  •
  If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

  •
  We must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity.

              We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the Investment Company Act and a legal opinion and officers' certificate stating that all conditions precedent to covenant defeasance have been complied with.

              If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

              If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called "full defeasance") if we put in place the following other arrangements for you to be repaid:

  •
  If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

  •
  We must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit.

  •
  We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the Investment Company Act and a legal opinion and officers' certificate stating that all conditions precedent to defeasance have been complied with.

              If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under "Indenture Provisions—Subordination."

FORM, EXCHANGE AND TRANSFER OF CERTIFICATED REGISTERED SECURITIES

              Holders may exchange their certificated securities, if any, for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.

              Holders may exchange or transfer their certificated securities, if any, at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

              Holders will not be required to pay a service charge to transfer or exchange their certificated securities, if any, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder's proof of legal ownership.

              If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

              If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

RESIGNATION OF TRUSTEE

              Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

INDENTURE PROVISIONS—SUBORDINATION

              Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money's worth.

              In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

              By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

              "Senior Indebtedness" is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

  •
  our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities, and

  •
  renewals, extensions, modifications and refinancings of any of this indebtedness.

              If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.

THE TRUSTEE UNDER THE INDENTURE

              U.S. Bank National Association will serve as the trustee under the indenture.

CERTAIN CONSIDERATIONS RELATING TO FOREIGN CURRENCIES

              Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

BOOK-ENTRY DEBT SECURITIES

              The Depository Trust Company ("DTC"), New York, NY, will act as securities depository for the debt securities. The debt securities will be issued as fully registered securities registered in the name of Cede & Co. (DTC's partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully-registered certificate will be issued for the debt securities, in the aggregate principal amount of such issue, and will be deposited with DTC. If, however, the aggregate principal amount of any issue exceeds $500 million, one certificate will be issued with respect to each $500 million of principal amount, and an additional certificate will be issued with respect to any remaining principal amount of such issue.

              DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC's participants ("Direct Participants") deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants' accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly owned subsidiary of The Depository Trust & Clearing Corporation ("DTCC").

              DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly ("Indirect Participants"). DTC has a Standard & Poor's rating of AA+. The DTC Rules applicable to its Participants are on file with the SEC. More information about DTC can be found at www.dtcc.com.

              Purchases of debt securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the debt securities on DTC's records. The ownership interest of each actual purchaser of each security ("Beneficial Owner") is in turn to be recorded on the

Direct and Indirect Participants' records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the debt securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in debt securities, except in the event that use of the book-entry system for the debt securities is discontinued.

              To facilitate subsequent transfers, all debt securities deposited by Direct Participants with DTC are registered in the name of DTC's partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of debt securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the debt securities; DTC's records reflect only the identity of the Direct Participants to whose accounts such debt securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

              Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

              Redemption notices shall be sent to DTC. If less than all of the debt securities within an issue are being redeemed, DTC's practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

              Neither DTC nor Cede & Co. (nor any other DTC nominee) will consent or vote with respect to the debt securities unless authorized by a Direct Participant in accordance with DTC's Procedures. Under its usual procedures, DTC mails an Omnibus Proxy to us as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.'s consenting or voting rights to those Direct Participants to whose accounts the debt securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

              Redemption proceeds, distributions, and dividend payments on the debt securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC's practice is to credit Direct Participants' accounts upon DTC's receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC's records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such Participant and not of DTC nor its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and dividend payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

              DTC may discontinue providing its services as depository with respect to the debt securities at any time by giving reasonable notice to us or to the trustee. Under such circumstances, in the event that a successor depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.

              The information in this section concerning DTC and DTC's book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

DESCRIPTION OF OUR UNITS

              The following is a general description of the terms of the units we may issue from time to time. Particular terms of any units we offer will be described in the prospectus supplement relating to such units. For a complete description of the terms of particular units, you should read both this prospectus and the prospectus supplement relating to those particular units.

              We may issue units comprised of one or more of the other securities described in this prospectus in any combination. Each unit may also include debt obligations of third parties, such as U.S. Treasury securities. Each unit will be issued so that the holder of the unit is also the holder of each security included in the unit. Thus, the holder of a unit will have the rights and obligations of a holder of each included security.

              A prospectus supplement will describe the particular terms of any series of units we may issue, including the following:

  •
  the designation and terms of the units and of the securities comprising the units, including whether and under what circumstances the securities comprising the units may be held or transferred separately;

  •
  a description of the terms of any unit agreement governing the units;

  •
  a description of the provisions for the payment, settlement, transfer or exchange of the units; and

  •
  whether the units will be issued in fully registered or global form.

              We will not offer any units under this prospectus or an accompanying prospectus supplement without first filing a new post-effective amendment to the registration statement.

 SALES OF COMMON STOCK BELOW NET ASSET VALUE

              At our 2013 annual stockholders meeting, subject to certain determinations required to be made by our board of directors, our stockholders approved our ability to sell or otherwise issue shares of our common stock, not exceeding 25% of our then outstanding common stock, at a price below the then current net asset value per share during a period that began on June 4, 2013 and expires on the earlier of June 4, 2014 and the date of our 2014 annual stockholders meeting.

              In order to sell shares of common stock pursuant to this authorization, no further authorization from our stockholders has to be solicited, but a majority of our directors who have no financial interest in the sale and a majority of our independent directors must (a) find that the sale is in our best interests and in the best interests of our stockholders and (b) in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares of common stock, or immediately prior to the issuance of such common stock, that the price at which such shares of common stock are to be sold is not less than a price which closely approximates the market value of those shares of common stock, less any distributing commission or discount.

              Any offering of common stock below its net asset value per share will be designed to raise capital for investment in accordance with our investment objective.

              In making a determination that an offering of common stock below its net asset value per share is in our and our stockholders' best interests, our board of directors will consider a variety of factors including:

  •
  the effect that an offering below net asset value per share would have on our stockholders, including the potential dilution to the net asset value per share of our common stock our stockholders would experience as a result of the offering;

  •
  the amount per share by which the offering price per share and the net proceeds per share are less than our most recently determined net asset value per share;

  •
  the relationship of recent market prices of par common stock to net asset value per share and the potential impact of the offering on the market price per share of our common stock;

  •
  whether the estimated offering price would closely approximate the market value of shares of our common stock;

  •
  the potential market impact of being able to raise capital during the current financial market difficulties;

  •
  the nature of any new investors anticipated to acquire shares of our common stock in the offering;

  •
  the anticipated rate of return on and quality, type and availability of investments; and

  •
  the leverage available to us.

              Our board of directors will also consider the fact that sales of shares of common stock at a discount will benefit our investment adviser as our investment adviser will earn additional investment management fees on the proceeds of such offerings, as it would from the offering of any other of our securities or from the offering of common stock at premium to net asset value per share.

              We will not sell shares of our common stock pursuant to stockholder approval (or any rights, warrants or units to purchase shares of our common stock) under this prospectus or an accompanying prospectus supplement without first filing a new post-effective amendment to the registration statement if the cumulative dilution to our net asset value per share from offerings under the registration statement, as amended by such post-effective amendment, exceeds 15%. This would be measured separately for each offering pursuant to the registration statement, as amended by this post-effective amendment, by calculating the percentage dilution or accretion to aggregate net asset value from that offering and then summing the percentage from each offering. For example, if our most recently determined net asset value per share at the time of the first offering is $15.00 and we have 30 million shares of common stock outstanding, the sale of 6 million shares of common stock at net proceeds to us of $7.50 per share (a 50% discount) would produce dilution of 8.33%. If we subsequently determined that our net asset value per share increased to $15.75 on the then 36 million shares of common stock outstanding and then made an additional offering, we could, for example, sell approximately an additional 7.2 million shares of common stock at net proceeds to us of $9.45 per share, which would produce dilution of 6.67%, before we would reach the aggregate 15% limit.

              Sales by us of our common stock at a discount from net asset value per share pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering. Any sale of common stock at a price below net asset value per share would result in an immediate dilution to existing common stockholders who do not participate in such sale on at least a pro-rata basis. See "Risk Factors—Risks Relating to Offerings Pursuant to this Prospectus—The net asset value per share of our common stock may be diluted if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or securities to subscribe for or convertible into shares of our common stock."

              The following three headings and accompanying tables explain and provide hypothetical examples on the impact of an offering of our common stock at a price less than net asset value per share on three different types of investors:

  •
  existing stockholders who do not purchase any shares in the offering;

  •
  existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and

  •
  new investors who become stockholders by purchasing shares in the offering.

Impact On Existing Stockholders Who Do Not Participate in the Offering

              Our existing stockholders who do not participate in an offering below net asset value per share or who do not buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate dilution in the net asset value of the shares of common stock they hold and their net asset value per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to such offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases. Further, if current stockholders do not purchase any shares to maintain their percentage interest, regardless of whether such offering is above or below the then current net asset value, their voting power will be diluted.

              The following chart illustrates the level of net asset value dilution that would be experienced by a nonparticipating stockholder in three different hypothetical offerings of different sizes and levels of discount from net asset value per share. It is not possible to predict the level of market price decline that may occur.

              The examples assume that the issuer has 30 million shares outstanding, $600 million in total assets and $150 million in total liabilities. The current net asset value and net asset value per share are thus $450 million and $15.00. The chart illustrates the dilutive effect on Stockholder A of (a) an offering of 1.5 million shares of common stock (5% of the outstanding shares) at $14.25 per share after offering expenses and commissions (a 5% discount from net asset value), (b) an offering of 3 million shares of common stock (10% of the outstanding shares) at $13.50 per share after offering expenses and commissions (a 10% discount from net asset value) and (c) an offering of 6 million shares of common stock (20% of the outstanding shares) at $12.00 per share after offering expenses and commissions (a 20% discount from net asset value). The prospectus supplement pursuant to which any discounted offering is made will include a chart based on the actual number of shares of common stock in such offering and the actual discount to the most recently determined net asset value. It is not possible to predict the level of market price decline that may occur.

		Example 1			Example 2		Example 3
		5% Offering at 5% Discount			10% Offering at 10% Discount		20% Offering at 20% Discount
	Prior to Sale Below NAV	Following Sale		% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$15.00		—	$14.21	—	$12.63	—
Net Proceeds per Share to Issuer		$14.25		—	$13.50	—	$12.00	—
Decrease to Net Asset Value
Total Shares Outstanding	30,000,000	31,500,000		5.00%	33,000,000	10.00%	36,000,000	20.00%
Net Asset Value per Share	$15.00	$14.96		(0.24)%	$14.86	(0.91)%	$14.50	(3.33)%
Dilution to Nonparticipating Stockholder
Shares Held by Stockholder A	30,000	30,000		0.00%	30,000	0.00%	30,000	0.00%
Percentage Held by Stockholder A	0.10%	0.10	%(1)	(4.76)%	0.09%	(9.09)%	0.08%	(16.67)%
Total Net Asset Value Held by Stockholder A	$450,000	$448,929		(0.24)%	$445,909	(0.91)%	$435,000	(3.33)%
Total Investment by Stockholder A (Assumed to Be $15.00 per Share)	$450,000	$450,000			$450,000		$450,000
Total Dilution to Stockholder A (Total Net Asset Value Less Total Investment)		$(1,071)			$(4,091)		$(15,000)
Investment per Share Held by Stockholder A (Assumed to be $15.00 per Share on Shares Held Prior to Sale)	$15.00	$15.00		0.00%	$15.00	0.00%	$15.00	0.00%
Net Asset Value per Share Held by Stockholder A		$14.96			$14.86		$14.50
Dilution per Share Held by Stockholder A (Net Asset Value per Share Less Investment per Share)		$(0.04)			$(0.14)		$(0.50)
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)				(0.24)%		(0.91)%		(3.33)%

(1)
To be carried out to the third decimal place.

Impact On Existing Stockholders Who Do Participate in the Offering

              Our existing stockholders who participate in an offering below net asset value per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of net asset value dilution as the nonparticipating stockholders, although at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in shares of our common stock immediately prior to the offering. The level of net asset value dilution will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience net asset value dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience accretion in net asset value per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to such offering. The level of accretion will increase as the excess number of shares such stockholder purchases increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience net asset value dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

              The following chart illustrates the level of dilution and accretion in the hypothetical 20% discount offering from the prior chart (Example 3) for a stockholder that acquires shares equal to (a) 50% of its proportionate share of the offering (i.e., 3,000 shares, which is 0.05% of an offering of 6 million shares) rather than its 0.10% proportionate share and (b) 150% of such percentage (i.e. 9,000 shares, which is 0.15% of an offering of 6 million shares rather than its 0.10% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined net asset value per share. It is not possible to predict the level of market price decline that may occur.

		50% Participation		150% Participation
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$12.63		$12.63
Net Proceeds per Share to Issuer		$12.00		$12.00
Decrease/Increase to Net Asset Value
Total Shares Outstanding	30,000,000	36,000,000	20%	36,000,000	20%
Net Asset Value per Share	$15.00	$14.50	(3.33)%	$14.50	(3.33)%
Dilution/Accretion to Participating Stockholder Shares Held by Stockholder A	30,000	33,000	10%	39,000	30%
Percentage Held by Stockholder A	0.10%	0.09%	(8.33)%	0.11%	8.33%
Total Net Asset Value Held by Stockholder A	$450,000	$478,500	6.33%	$565,500	25.67%
Total Investment by Stockholder A (Assumed to be $15.00 per Share on Shares Held Prior to Sale)		$487,895		$563,684
Total Dilution/Accretion to Stockholder A (Total Net Asset Value Less Total Investment)		$(9,395)		$1,816
Investment per Share Held by Stockholder A (Assumed to Be $15.00 on Shares Held Prior to Sale)	$15.00	$14.78	(1.44)%	$14.45	(3.64)%
Net Asset Value per Share Held by Stockholder A		$14.50		$14.50
Dilution/Accretion per Share Held by Stockholder A (Net Asset Value per Share Less Investment per Share)		$(0.28)		$0.05	0.40%
Percentage Dilution/Accretion to Stockholder A (Dilution per Share Divided by Investment per Share)			(1.96)%		0.32%

Impact On New Investors

              Investors who are not currently stockholders and who participate in an offering of shares of our common stock below net asset value, but whose investment per share is greater than the resulting net asset value per share due to selling compensation and expenses paid by the Company, will experience an immediate decrease, although small, in the net asset value of their shares and their net asset value per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering of shares of our common stock below net asset value per share and whose investment per share is also less than the resulting net asset value per share due to selling compensation and expenses paid by the Company being significantly less than the discount per share, will experience an immediate increase in the net asset value of their shares and their net asset value per share compared to the price they pay for their shares. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to such offering. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

              The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 5%, 10% and 20% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (0.10%) of the shares in the offering as Stockholder A in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined net asset value per share. It is not possible to predict the level of market price decline that may occur.

		Example 1		Example 2		Example 3
		5% Offering at 5% Discount		10% Offering at 10% Discount		20% Offering at 20% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$15.00		$14.21		$12.63
Net Proceeds per Share to Issuer		$14.25		$13.50		$12.00
Decrease/Increase to Net Asset Value
Total Shares Outstanding	30,000,000	31,500,000	5%	33,000,000	10%	36,000,000	20%
Net Asset Value per Share	$15.00	$14.96	(0.24)%	$14.86	(0.91)%	$14.50	(3.33)%
Dilution/Accretion to New Investor A
Shares Held by Investor A	0	1,500		3,000		6,000
Percentage Held by Investor A	0.00%	0.00%		0.01%		0.02%
Total Net Asset Value Held by Investor A	$0	$22,446		$44,591		$87,000
Total Investment by Investor A (At Price to Public)		$22,500		$42,632		$75,789
Total Dilution/Accretion to Investor A (Total Net Asset Value Less Total Investment)		$(54)		$1,959		$11,211
Investment per Share Held by Investor A	$0	$15.00		$14.21		$12.63
Net Asset Value per Share Held by Investor A		$14.96		$14.86		$14.50
Dilution/Accretion per Share Held by Investor A (Net Asset Value per Share Less Investment per Share)		$(0.04)		$0.65		$1.87
Percentage Dilution/Accretion to Investor A (Dilution per Share Divided by Investment per Share)			(0.24)%		4.60%		14.79%

 ISSUANCE OF WARRANTS OR SECURITIES TO SUBSCRIBE FOR
OR CONVERTIBLE INTO SHARES OF OUR COMMON STOCK

              At our 2008 annual stockholders meeting, our stockholders approved our ability to sell or otherwise issue warrants or securities to subscribe for or convertible into shares of our common stock, not exceeding 25% of our then outstanding common stock, at an exercise or conversion price that, at the date of issuance, will not be less than the greater of the market value per share of our common stock and the net asset value per share of our common stock. The authorization granted to sell or authorize issue warrants or securities to subscribe for or convertible into shares of our common stock has no expiration. Any exercise of warrants or securities to subscribe for or convertible into shares of our common stock at an exercise or conversion price that is below net asset value at the time of such exercise or conversion would result in an immediate dilution to existing common stockholders. This dilution would include reduction in net asset value as a result of the proportionately greater decrease in the stockholders' interest in our earnings and assets and their voting interest than the increase in our assets resulting from such offering.

              As a result of obtaining this authorization, in order to sell or otherwise issue such securities, (a) the exercise, conversion or subscription rights in such securities must expire by their terms within 10 years, (b) with respect to any warrants, options or rights to subscribe or convert to our common stock that are issued along with other securities, such warrants, options or rights must not be separately transferable, (c) the exercise or conversion price of such securities must not be less than the greater of the market value per share of our common stock and the net asset value per share of our common stock at the date of issuance of such securities, (d) the issuance of such securities must be approved by a majority of the board of directors who have no financial interest in the transaction and a majority of the independent directors on the basis that such issuance is in the best interests of the Company and its stockholders and (e) the number of shares of our common stock that would result from the exercise or conversion of such securities and all other securities convertible, exercisable or exchangeable into shares of our common stock outstanding at the time of issuance of such securities must not exceed 25% of our outstanding common stock at such time.

              We could also sell shares of common stock below net asset value per share in certain other circumstances, including through subscription rights issued in rights offerings. See "Description of Our Subscription Rights" and "Risk Factors—Risks Relating to Offerings Pursuant to this Prospectus—Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares."

REGULATION

              We have elected to be regulated as a BDC under the Investment Company Act and have elected to be treated as a RIC under the Code. As with other companies regulated by the Investment Company Act, a BDC must adhere to certain substantive regulatory requirements. The Investment Company Act contains prohibitions and restrictions relating to certain transactions between BDCs and certain affiliates (including any investment advisers or sub-advisers), principal underwriters and certain affiliates of those affiliates or underwriters. Among other things, we generally cannot invest in any portfolio company in which a fund managed by Ares or any of its downstream affiliates (other than us and our downstream affiliates) currently has an investment (although we may co-invest on a concurrent basis with funds managed by Ares or any of its downstream affiliates, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures). Certain types of co-investment transactions would only be permitted pursuant to an exemptive order from the SEC, for which we have applied. Any such order will be subject to certain terms and conditions. Further, there is no assurance that the application for exemptive relief will be granted by the SEC.

              The Investment Company Act also requires that a majority of our directors be persons other than "interested persons," as that term is defined in Section 2(a)(19) of the Investment Company Act, referred to herein as "independent directors." In addition, the Investment Company Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless that change is approved by holders of at least a majority of our outstanding voting securities. Under the Investment Company Act, the vote of holders of at least a "majority of outstanding voting securities" means the vote of the holders of the lesser of: (a) 67% or more of the outstanding shares of our common stock present at a meeting or represented by proxy if holders of more than 50% of the shares of our common stock are present or represented by proxy or (b) more than 50% of the outstanding shares of our common stock.

              We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an "underwriter" as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies. We may enter into hedging transactions to manage the risks associated with interest rate and currency fluctuations. We may purchase or otherwise receive warrants or options to purchase the common stock of our portfolio companies in connection with acquisition financings or other investments. In connection with such an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the Investment Company Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any investment company (as defined in the Investment Company Act), invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of investment companies in the aggregate. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses.

QUALIFYING ASSETS

              A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) below. Thus, under the Investment Company Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the Investment Company Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company's total assets. The principal categories of qualifying assets relevant to our business are the following:

  (1)
  Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions):

  (a)
  is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the Investment Company Act as any issuer that:

  (i)
  is organized under the laws of, and has its principal place of business in, the United States;

  (ii)
  is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the Investment Company Act; and

  (iii)
  does not have any class of securities listed on a national securities exchange;

  (b)
  is a company that meets the requirements of (a)(i) and (ii) above, but is not an eligible portfolio company because it has issued a class of securities on a national securities exchange, if:

  (i)
  at the time of the purchase, we own at least 50% of the (x) greatest number of equity securities of such issuer and securities convertible into or exchangeable for such securities; and (y) the greatest amount of debt securities of such issuer, held by us at any point in time during the period when such issuer was an eligible portfolio company; and

  (ii)
  we are one of the 20 largest holders of record of such issuer's outstanding voting securities; or

  (c)
  is a company that meets the requirements of (a)(i) and (ii) above, but is not an eligible portfolio company because it has issued a class of securities on a national securities exchange, if the aggregate market value of such company's outstanding voting and non-voting common equity is less than $250.0 million.

  (2)
  Securities of any eligible portfolio company that we control.

  (3)
  Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

  (4)
  Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

  (5)
  Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

  (6)
  Cash, cash items, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

MANAGERIAL ASSISTANCE TO PORTFOLIO COMPANIES

              In order to count portfolio securities as qualifying assets for the purpose of the 70% test discussed above under "Qualifying Assets," the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance (as long as the BDC itself does not make available significant managerial assistance solely in this fashion). Making available managerial assistance means, among other things, exercising control over the management or policies of the portfolio company or any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if the offer is accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

TEMPORARY INVESTMENTS

              Pending investment in other types of "qualifying assets," as described above, our investments may consist of cash, cash items, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as "temporary investments," so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we may not meet the Diversification Tests in order to qualify as a RIC. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

INDEBTEDNESS AND SENIOR SECURITIES

              We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, calculated pursuant to the Investment Company Act, is at least equal to 200% immediately after each such issuance. In addition, while any indebtedness and senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. Specifically, we may be precluded from declaring dividends or repurchasing shares of our common stock unless our asset coverage is at least 200%. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see "Risk Factors—Risks Relating to Our Business—Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital."

CODE OF ETHICS

              We and Ares Capital Management have each adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code's requirements. Our code of ethics is filed as an exhibit to our registration statement of which this prospectus is a part. For information on how to obtain a copy of the code of ethics, see "Where You Can Find More Information."

PROXY VOTING POLICIES AND PROCEDURES

              SEC-registered advisers that have the authority to vote (client) proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Registered advisers also must maintain certain records on proxy voting. In most cases, we invest in securities that do not generally entitle it to voting rights in its portfolio companies. When we do have voting rights, we delegate the exercise of such rights to Ares Capital Management. Ares Capital Management's proxy voting policies and procedures are summarized below:

              In determining how to vote, officers of our investment adviser consult with each other and other investment professionals of Ares, taking into account our and our investors' interests as well as any potential conflicts of interest. Our investment adviser consults with legal counsel to identify potential conflicts of interest. Where a potential conflict of interest exists, our investment adviser may, if it so elects, resolve it by following the recommendation of a disinterested third party, by seeking the direction of the independent directors of the Company or, in extreme cases, by abstaining from voting. While our investment adviser may retain an outside service to provide voting recommendations and to assist in analyzing votes, our investment adviser will not delegate its voting authority to any third party.

              An officer of Ares Capital Management keeps a written record of how all such proxies are voted. Our investment adviser retains records of (a) proxy voting policies and procedures, (b) all proxy statements received (or it may rely on proxy statements filed on the SEC's EDGAR system in lieu thereof), (c) all votes cast, (d) investor requests for voting information and (e) any specific documents prepared or received in connection with a decision on a proxy vote. If it uses an outside service, our investment adviser may rely on such service to maintain copies of proxy statements and records, so long as such service will provide a copy of such documents promptly upon request.

              Our investment adviser's proxy voting policies are not exhaustive and are designed to be responsive to the wide range of issues that may be subject to a proxy vote. In general, our investment adviser votes our proxies in accordance with these guidelines unless: (a) it has determined otherwise due to the specific and unusual facts and circumstances with respect to a particular vote, (b) the subject matter of the vote is not covered by these guidelines, (c) a material conflict of interest is present or (d) we find it necessary to vote contrary to our general guidelines to maximize stockholder value or the best interests of Ares Capital. In reviewing proxy issues, our investment adviser generally uses the following guidelines:

              Elections of Directors:    In general, our investment adviser will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on a portfolio company's board of directors, or our investment adviser determines that there are other compelling reasons for withholding our vote, it will determine the appropriate vote on the matter. Our investment adviser may withhold votes for directors when it (a) believes a direct conflict of interest exists between the interests of the director and the stockholders, (b) concludes that the actions of the director are unlawful, unethical or negligent or (c) believes the board is entrenched in or dealing inadequately with performance problems, and/or acting with insufficient independence between the board and management. Finally, our investment adviser may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

              Appointment of Auditors:    We believe that a portfolio company remains in the best position to choose its independent auditors and our investment adviser will generally support management's recommendation in this regard.

              Changes in Capital Structure:    Changes in a portfolio company's charter or bylaws may be required by state or federal regulation. In general, our investment adviser will cast our votes in accordance with the management on such proposals. However, our investment adviser will consider carefully any proposal regarding a change in corporate structure that is not required by state or federal regulation.

              Corporate Restructurings, Mergers and Acquisitions:    We believe proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, our investment adviser will analyze such proposals on a case-by-case basis and vote in accordance with its perception of our interests.

              Proposals Affecting Stockholder Rights:    We will generally vote in favor of proposals that give stockholders a greater voice in the affairs of a portfolio company and oppose any measure that seeks to limit such rights. However, when analyzing such proposals, our investment adviser will balance the financial impact of the proposal against any impairment of stockholder rights as well as of our investment in the portfolio company.

              Corporate Governance:    We recognize the importance of good corporate governance. Accordingly, our investment adviser will generally favor proposals that promote transparency and accountability within a portfolio company.

              Anti-Takeover Measures:    Our investment adviser will evaluate, on a case-by-case basis, any proposals regarding anti-takeover measures to determine the measure's likely effect on stockholder value dilution.

              Stock Splits:    Our investment adviser will generally vote with management on stock split matters.

              Limited Liability of Directors:    Our investment adviser will generally vote with management on matters that could adversely affect the limited liability of directors.

              Social and Corporate Responsibility:    Our investment adviser will review proposals related to social, political and environmental issues to determine whether they may adversely affect stockholder value. Our investment adviser may abstain from voting on such proposals where they do not have a readily determinable financial impact on stockholder value.

              Stockholders may obtain information regarding how we voted proxies with respect to our portfolio securities during the twelve-month period ended June 30, 2012 free of charge by making a written request for proxy voting information to: Ares Capital Corporation, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067 or by calling us collect at (310) 401-4200.

PRIVACY PRINCIPLES

              We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

              Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. The non-public personal information that we may receive falls into the following categories:

  •
  information we receive from stockholders, whether we receive it orally, in writing or electronically. This includes stockholders' communications to us concerning their investment;

  •
  information about stockholders' transactions and history with us; or

  •
  other general information that we may obtain about stockholders, such as demographic and contact information such as a person's address.

              We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except:

  •
  to our affiliates (such as our investment adviser and administrator) and their employees that have a legitimate business need for the information;

  •
  to our service providers (such as our accountants, attorneys, custodians, transfer agent, underwriters and proxy solicitors) and their employees, as is necessary to service recordholder accounts or otherwise provide the applicable services;

  •
  to comply with court orders, subpoenas, lawful discovery requests or other legal or regulatory requirements; or

  •
  as allowed or required by applicable law or regulation.

              When the Company shares non-public stockholder personal information referred to above, the information is made available for limited business purposes and under controlled circumstances designed to protect our stockholders' privacy. The Company does not permit use of stockholder information for any non-business or marketing purpose, nor does the Company permit third parties to rent, sell, trade or otherwise release or disclose information to any other party.

              The Company's service providers, such as its investment adviser, administrator and transfer agent, are required to maintain physical, electronic, and procedural safeguards to protect stockholder non-public personal information to prevent unauthorized access or use and to dispose of such information when it is no longer required.

              Personnel of our affiliates may access stockholder information only for business purposes. The degree of access is based on the sensitivity of the information and on personnel need for the information to service a stockholder's account or comply with legal requirements.

              If a stockholder ceases to be a stockholder, we will adhere to the privacy policies and practices as described above. We may choose to modify our privacy policies at any time. Before we do so, we will notify stockholders and provide a description of our privacy policy.

              In the event of a corporate change in control resulting from, for example, a sale to, or merger with, another entity, or in the event of a sale of assets, we reserve the right to transfer stockholders' non-public personal information to the new party in control or the party acquiring assets.

OTHER

              We have designated a chief compliance officer and established a compliance program pursuant to the requirements of the Investment Company Act. We are periodically examined by the SEC for compliance with the Investment Company Act.

              We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to the Company or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

Compliance with the Sarbanes-Oxley Act of 2002 and The NASDAQ Global Select Market Corporate Governance Regulations

              The Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. The Sarbanes-Oxley Act has required us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

              In addition, The NASDAQ Global Select Market has adopted various corporate governance requirements as part of its listing standards. We believe we are in compliance with such corporate governance listing standards. We will continue to monitor our compliance with all future listing standards and will take actions necessary to ensure that we are in compliance therewith.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

              Our securities are held under a custody agreement by U.S. Bank National Association. The address of the custodian is Corporate Trust Services, One Federal Street, 3rd Floor, Boston, MA 02110. Computershare acts as the transfer agent, dividend paying agent and registrar for our common stock. The principal business address of Computershare is 250 Royall Street, Canton, MA 02021.

BROKERAGE ALLOCATION AND OTHER PRACTICES

              Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of business.

              Subject to policies established by our board of directors, our investment adviser, Ares Capital Management, is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment adviser does not expect to execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Company, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities.

              While our investment adviser generally seeks reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment adviser may select a broker based partly upon brokerage or research services provided to our investment adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

              We have not paid any brokerage commissions during the three most recent fiscal years.

PLAN OF DISTRIBUTION

              We may offer, from time to time, in one or more offerings or series, up to $3,000,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, or units comprised of any combination of the foregoing, in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods. We may sell the securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents' or underwriters' compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.

              The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (a) in connection with a rights offering to our existing stockholders, (b) with the consent of the majority of our common stockholders or (c) under such circumstances as the SEC may permit. The price at which securities may be distributed may represent a discount from prevailing market prices.

              In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of FINRA or independent broker-dealer will not be greater than 8% of the gross proceeds of the sale of securities offered pursuant to this prospectus and any applicable prospectus supplement. We may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.

              Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

              Any underwriters that are qualified market makers on the NASDAQ Global Market may engage in passive market making transactions in our common stock on the NASDAQ Global Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker's bid, however, the passive market maker's bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

              We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

              Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on The NASDAQ Global Select Market. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

              Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of shares of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

              If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

              We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

              In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

LEGAL MATTERS

              The legality of the securities offered hereby will be passed upon for the Company by Proskauer Rose LLP, Los Angeles, California and Venable LLP, Baltimore, Maryland. Certain legal matters in connection with the offering will be passed upon for the underwriters, if any, by the counsel named in the prospectus supplement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

              KPMG LLP, located at 355 South Grand Avenue, Los Angeles, California 90071, is the independent registered public accounting firm of the Company.

AVAILABLE INFORMATION

              We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. The registration statement contains additional information about us and the securities being offered by this prospectus.

              We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. This information is available free of charge by calling us collect at (310) 201-4200 or on our website at www.arescapitalcorp.com. Information contained on our website is not incorporated into this document and you should not consider such information to be part of this document. You also may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549, the SEC's Northeast Regional Office at 3 World Financial Center, Suite 400, New York, NY 10281 and the SEC's Midwest Regional Office at 175 W. Jackson Blvd., Suite 900, Chicago, IL 60604. Such information is also available from the EDGAR database on the SEC's web site at http://www.sec.gov. You also can obtain copies of such information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may obtain information on the operation of the SEC's Public Reference Room by calling the SEC at (202) 551-8090 or (800) SEC-0330.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders
Ares Capital Corporation:

        We have audited the accompanying consolidated balance sheet of Ares Capital Corporation (and subsidiaries) (the Company) as of December 31, 2012 and 2011, including the consolidated schedules of investments as of December 31, 2012 and 2011, and the related consolidated statements of operations, stockholders' equity, and cash flows, and the financial highlights (included in Note 15), for each of the years in the three-year period ended December 31, 2012. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012 and 2011, by correspondence with custodians, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Ares Capital Corporation (and subsidiaries) as of December 31, 2012 and 2011, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2012, in conformity with U.S. generally accepted accounting principles.

        We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), Ares Capital Corporation's internal control over financial reporting as of December 31, 2012, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of Treadway Commission (COSO), and our report dated February 27, 2013 expressed an unqualified opinion on the effectiveness of Ares Capital Corporation's internal control over financial reporting.

        As explained in Note 8 to the consolidated financial statements, the accompanying consolidated financial statements include investments valued at $5.9 billion (149% of net assets), whose fair values have been estimated by the Board of Directors and management in the absence of readily determinable fair values. Such estimates are based on financial and other information provided by management of its portfolio companies, pertinent market and industry data, as well as input from independent valuation firms. These investments are valued in accordance with FASB ASC 820, Fair Value Measurements and Disclosures, which requires the Company to assume that the portfolio investments are sold in a principal market to market participants. The Company has considered its principal market as the market in which the Company exits its portfolio investments with the greatest volume and level of activity. ASC 820 specifies a hierarchy of valuation techniques based on whether the inputs to these valuation techniques are observable or unobservable. $5.9 billion of investments at December 31, 2012 are valued based on unobservable inputs. Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain, they may fluctuate significantly over short periods of time. These determinations of fair value could differ materially from the values that would have been utilized had a ready market for these investments existed.

Los Angeles, California
February 27, 2013

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

(in thousands, except per share data)

	As of December 31,
	2012	2011
ASSETS
Investments at fair value
Non-controlled/non-affiliate investments	$3,822,715	$3,060,084
Non-controlled affiliate company investments	323,059	267,324
Controlled affiliate company investments	1,778,781	1,767,098

Total investments at fair value (amortized cost of $5,823,451 and $5,108,663, respectively)	5,924,555	5,094,506
Cash and cash equivalents	269,043	120,782
Interest receivable	108,998	99,078
Receivable for open trades	131	550
Other assets	98,497	72,521

Total assets	$6,401,224	$5,387,437

LIABILITIES
Debt	$2,195,872	$2,073,602
Management and incentive fees payable	131,585	92,496
Accounts payable and other liabilities	53,178	47,691
Interest and facility fees payable	30,603	26,383
Payable for open trades	1,640	—

Total liabilities	2,412,878	2,240,172
Commitments and contingencies (Note 7)
STOCKHOLDERS' EQUITY
Common stock, par value $0.001 per share, 500,000 and 400,000 common shares authorized; 248,653 and 205,130 common shares issued and outstanding, respectively	249	205
Capital in excess of par value	4,117,517	3,390,354
Accumulated overdistributed net investment income	(27,910)	(10,449)
Accumulated net realized loss on investments, foreign currency transactions, extinguishment of debt and other assets	(202,614)	(218,688)
Net unrealized gain (loss) on investments	101,104	(14,157)

Total stockholders' equity	3,988,346	3,147,265

Total liabilities and stockholders' equity	$6,401,224	$5,387,437

NET ASSETS PER SHARE	$16.04	$15.34

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS

(in thousands, except per share data)

	For the Years Ended December 31,
	2012	2011	2010
INVESTMENT INCOME:
From non-controlled/non-affiliate company investments:
Interest income from investments	$328,342	$267,159	$238,390
Capital structuring service fees	58,106	55,013	23,921
Dividend income	17,219	12,430	4,340
Management and other fees	1,342	1,315	4,797
Other income	13,170	6,137	5,310

Total investment income from non-controlled/non-affiliate company investments	418,179	342,054	276,758
From non-controlled affiliate company investments:
Interest income from investments	21,767	30,560	51,386
Capital structuring service fees	3,682	730	813
Dividend income	1,324	4,294	2,125
Management and other fees	200	502	813
Other income	529	881	569

Total investment income from non-controlled affiliate company investments	27,502	36,967	55,706
From controlled affiliate company investments:
Interest income from investments	221,363	175,534	103,853
Capital structuring service fees	40,348	41,592	29,946
Dividend income	21,195	21,643	7,903
Management and other fees	17,382	14,925	8,762
Other income	2,056	1,771	468

Total investment income from controlled affiliate company investments	302,344	255,465	150,932

Total investment income	748,025	634,486	483,396

EXPENSES:
Interest and credit facility fees	142,976	122,512	79,347
Incentive fees	127,045	112,377	76,895
Base management fees	86,228	71,603	51,998
Professional fees	12,040	16,529	29,941
Administrative fees	9,322	9,563	10,979
Other general and administrative	10,381	12,025	13,028

Total expenses	387,992	344,609	262,188

NET INVESTMENT INCOME BEFORE INCOME TAXES	360,033	289,877	221,208
Income tax expense, including excise tax	11,172	7,474	5,392

NET INVESTMENT INCOME	348,861	282,403	215,816

REALIZED AND UNREALIZED NET GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses):
Non-controlled/non-affiliate company investments	61,857	24,618	26,865
Non-controlled affiliate company investments	(36,766)	13,647	11,965
Controlled affiliate company investments	21,643	58,295	6,563
Foreign currency transactions	—	—	85

Net realized gains	46,734	96,560	45,478
Net unrealized gains (losses):
Non-controlled/non-affiliate company investments	54,522	(29,430)	138,619
Non-controlled affiliate company investments	49,383	(19,395)	40,595
Controlled affiliate company investments	11,356	8,633	51,681
Foreign currency transactions	—	—	(152)

Net unrealized gains (losses)	115,261	(40,192)	230,743

Net realized and unrealized gains on investments	161,995	56,368	276,221
GAIN ON THE ACQUISITION OF ALLIED CAPITAL CORPORATION	—	—	195,876
REALIZED LOSS ON EXTINGUISHMENT OF DEBT	(2,678)	(19,318)	(1,961)
REALIZED GAIN ON SALE OF OTHER ASSETS	—	—	5,882

NET INCREASE IN STOCKHOLDERS' EQUITY RESULTING FROM OPERATIONS	$508,178	$319,453	$691,834

BASIC AND DILUTED EARNINGS PER COMMON SHARE (see Note 10)	$2.21	$1.56	$3.91

WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING— BASIC AND DILUTED (see Note 10)	230,151	204,860	176,732

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2012
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Investment Funds and Vehicles
AGILE Fund I, LLC(9)	Investment partnership	Member interest (0.50% interest)		4/1/2010	$124	$29	(2)

CIC Flex, LP(9)	Investment partnership	Limited partnership units (0.94 unit)		9/7/2007	2,302	3,570	(2)

Covestia Capital Partners, LP(9)	Investment partnership	Limited partnership interest (47.00% interest)		6/17/2008	1,059	1,135	(2)

Dynamic India Fund IV, LLC(9)	Investment company	Member interest (5.44% interest)		4/1/2010	4,822	3,104

HCI Equity, LLC(7)(8)(9)	Investment company	Member interest (100.00% interest)		4/1/2010	452	447

Imperial Capital Private Opportunities, LP(9)	Investment partnership	Limited partnership interest (80.00% interest)		5/10/2007	6,051	8,341	(2)

Partnership Capital Growth Fund I, L.P.(9)	Investment partnership	Limited partnership interest (25.00% interest)		6/16/2006	1,596	4,197	(2)

Partnership Capital Growth Investors III, L.P.(9)	Investment partnership	Limited partnership interest (2.50% interest)		10/5/2011	1,964	1,819	(2)

Piper Jaffray Merchant Banking Fund I, L.P.(9)	Investment partnership	Limited partnership interest (2.00% interest)		8/16/2012	286	259	(2)

Senior Secured Loan Fund LLC(7)(10)	Co-investment vehicle	Subordinated certificates ($1,244,969 par due 12/2022)	8.31% (Libor + 8.00%/Q)(21)	10/30/2009	1,237,887	1,263,644

VSC Investors LLC(9)	Investment company	Membership interest (1.95% interest)		1/24/2008	387	854	(2)

					1,256,930	1,287,399		32.28%

Healthcare—Services
California Forensic Medical Group, Incorporated	Correctional facility healthcare operator	Senior secured revolving loan ($2,000 par due 11/2018)	10.25% (Base Rate + 7.00%/Q)	11/16/2012	2,000	2,000	(2)(20)
		Senior secured loan ($54,182 par due 11/2018)	9.25% (Libor + 8.00%/Q)	11/16/2012	54,182	54,182	(2)(20)

					56,182	56,182

CCS Group Holdings, LLC	Correctional facility healthcare operator	Class A units (601,937 units)		8/19/2010	602	1,205	(2)

CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings LLC(6)	Healthcare analysis services	Senior secured loan ($7,565 par due 3/2017)	7.75% (Libor + 6.50%/Q)	3/15/2011	7,565	7,263	(2)(20)
		Senior secured loan ($7,172 par due 3/2017)	7.75% (Libor + 6.50%/Q)	3/15/2011	7,172	6,885	(3)(20)
		Class A common stock (9,679 shares)		6/15/2007	4,000	4,772	(2)
		Class C common stock (1,546 shares)		6/15/2007	—	1,316	(2)

					18,737	20,236

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
INC Research, Inc.	Pharmaceutical and biotechnology consulting services	Common stock (1,410,000 shares)		9/27/2010	1,512	929	(2)

Intermedix Corporation	Revenue cycle management provider to the emergency healthcare industry	Junior secured loan ($112,000 par due 6/2019)	10.25% (Libor + 9.00%/Q)	12/27/2012	112,000	112,000	(2)(20)

Magnacare Holdings, Inc., Magnacare Administrative Services, LLC, and Magnacare, LLC	Healthcare professional provider	Senior secured loan ($15,298 par due 3/2018)	9.75% (Libor + 8.75%/Q)	9/15/2010	15,298	15,298	(2)(20)
		Senior secured loan ($42,846 par due 3/2018)	9.75% (Libor + 8.75%/Q)	9/15/2010	42,846	42,846	(3)(20)
		Senior secured loan ($4,869 par due 3/2018)	9.75% (Libor + 8.75%/Q)	9/15/2010	4,869	4,869	(4)(20)
		Senior secured loan ($55,307 par due 3/2018)	9.75% (Libor + 8.75%/Q)	3/16/2012	55,307	55,307	(2)(20)
		Senior secured loan ($15,579 par due 3/2018)	9.75% (Libor + 8.75%/Q)	3/16/2012	15,579	15,579	(3)(20)

					133,899	133,899

MW Dental Holding Corp.	Dental services	Senior secured revolving loan ($3,000 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	3,000	3,000	(2)(20)
		Senior secured loan ($55,034 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	55,034	55,034	(2)(20)
		Senior secured loan ($49,253 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	49,253	49,253	(3)(20)
		Senior secured loan ($9,900 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	9,900	9,900	(4)(20)

					117,187	117,187

Napa Management Services Corporation	Anesthesia management services provider	Senior secured revolving loan ($5,250 par due 4/2016)	7.50% (Libor + 6.00%/M)	4/15/2011	5,250	5,250	(2)(20)
		Senior secured loan ($9,062 par due 4/2016)	7.50% (Libor + 6.00%/Q)	4/15/2011	8,984	9,062	(2)(20)
		Senior secured loan ($28,125 par due 4/2016)	7.50% (Libor + 6.00%/Q)	4/15/2011	28,125	28,125	(3)(20)
		Common units (5,000 units)		4/15/2011	5,000	6,169	(2)

					47,359	48,606

Netsmart Technologies, Inc. and NS Holdings, Inc.	Healthcare technology provider	Senior secured loan ($40,095 par due 12/2017)	7.25% (Libor + 6.00%/Q)	12/18/2012	40,095	40,095	(2)(17)(20)
		Common stock (2,500,000 shares)		6/21/2010	2,500	2,611	(2)

					42,595	42,706

OnCURE Medical Corp.	Radiation oncology care provider	Common stock (857,143 shares)		8/18/2006	3,000	—	(2)

Passport Health Communications, Inc., Passport Holding Corp. and Prism Holding Corp.	Healthcare technology provider	Series A preferred stock (1,594,457 shares)		7/30/2008	11,156	11,448	(2)
		Common stock (16,106 shares)		7/30/2008	100	—	(2)

					11,256	11,448

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
PG Mergersub, Inc. and PGA Holdings, Inc.	Provider of patient surveys, management reports and national databases for the integrated healthcare delivery system	Junior secured loan ($45,000 par due 10/2018)	8.25% (Libor + 7.00%/Q)	4/19/2012	45,000	45,000	(2)(20)
		Preferred stock (333 shares)		3/12/2008	125	14	(2)
		Common stock (16,667 shares)		3/12/2008	167	697	(2)

					45,292	45,711

RCHP, Inc.	Operator of general acute care hospitals	Junior secured loan ($15,000 par due 5/2019)	11.50% (Libor + 10.00%/S)	11/4/2011	15,000	15,000	(2)(20)
		Junior secured loan ($50,000 par due 5/2019)	11.50% (Libor + 10.00%/S)	11/4/2011	50,000	50,000	(3)(20)

					65,000	65,000

Reed Group, Ltd.	Medical disability management services provider	Equity interests		4/1/2010	—	435	(2)

Respicardia, Inc.	Developer of implantable therapies to improve cardiovascular health	Senior secured loan ($6,000 par due 7/2015)	11.00%	6/28/2012	5,968	6,000	(2)
		Warrants to purchase up to 99,094 shares of Series C preferred stock		6/28/2012	38	29	(2)

					6,006	6,029

Sage Products Holdings III, LLC	Patient infection control and preventive care solutions provider	Junior secured loan ($75,000 par due 6/2020)	9.25% (Libor + 8.00%/Q)	12/13/2012	75,000	75,000	(2)(20)

Soteria Imaging Services, LLC(6)	Outpatient medical imaging provider	Junior secured loan ($2,521 par due 11/2010)		4/1/2010	2,050	843	(2)(19)
		Preferred member units (1,823,179 units)		4/1/2010	—	—

					2,050	843

SurgiQuest, Inc.	Medical device manufacturer	Senior secured loan ($7,000 par due 10/2016)	10.00%	9/28/2012	6,801	7,000	(2)
		Warrants to purchase up to 54,672 shares of Series D-4 convertible preferred stock		9/28/2012	—	—	(2)

					6,801	7,000

U.S. Anesthesia Partners, Inc.	Anesthesiology service provider	Senior secured loan ($15,000 par due 12/2018)	6.50% (Libor + 5.50%/Q)	12/27/2012	15,000	15,000	(2)(20)

Vantage Oncology, Inc.	Radiation oncology care provider	Common stock (62,157 shares)		2/3/2011	4,670	2,616	(2)

					764,148	762,032		19.11%

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Education
American Academy Holdings, LLC	Provider of education, training, certification, networking, and consulting services to medical coders and other healthcare professionals	Senior secured loan ($541 par due 3/2016)	9.50% (Libor + 8.50%/Q)	3/18/2011	541	541	(2)(20)
		Senior secured loan ($10,357 par due 3/2016)	9.50% (Libor + 8.50%/Q)	3/18/2011	10,357	10,357	(2)(20)
		Senior secured loan ($60,904 par due 3/2016)	9.50% (Libor + 8.50%/Q)	3/18/2011	60,904	60,904	(3)(20)
		Senior secured loan ($4,782 par due 3/2016)	9.50% (Libor + 8.50%/Q)	3/18/2011	4,782	4,782	(4)(20)

					76,584	76,584

Campus Management Corp. and Campus Management Acquisition Corp.(6)	Education software developer	Preferred stock (485,159 shares)		2/8/2008	10,520	6,589	(2)

Community Education Centers, Inc.	Offender re-entry and in-prison treatment services provider	Senior secured loan ($15,000 par due 12/2014)	6.25% (Libor + 5.25%/Q)	12/10/2010	15,000	15,000	(2)(15)(20)
		Senior secured loan ($714 par due 12/2014)	7.50% (Base Rate + 4.25%/Q)	12/10/2010	714	714	(2)(15)(20)
		Junior secured loan ($33,150 par due 12/2015)	15.33% (Libor + 8.50% Cash, 6.50% PIK/Q)	12/10/2010	33,150	29,837	(2)
		Junior secured loan ($9,978 par due 12/2015)	15.31% (Libor + 8.50% Cash, 6.50% PIK/Q)	12/10/2010	9,978	8,980	(2)
		Warrants to purchase up to 654,618 shares		12/13/2010	—	—	(2)

					58,842	54,531

eInstruction Corporation	Developer, manufacturer and retailer of educational products	Junior secured loan ($17,000 par due 7/2014)		4/1/2010	15,257	—	(2)(19)
		Senior subordinated loan ($31,997 par due 1/2015)		4/1/2010	24,151	—	(2)(19)
		Common stock (2,406 shares)		4/1/2010	926	—	(2)

					40,334	—

ELC Acquisition Corp., ELC Holdings Corporation, and Excelligence Learning Corporation(6)	Developer, manufacturer and retailer of educational products	Preferred stock (99,492 shares)	12.00% PIK	8/1/2011	10,492	11,766	(2)
		Common stock (50,800 shares)		8/1/2011	51	2,789	(2)

					10,543	14,555

Infilaw Holding, LLC	Operator of three for-profit law schools	Senior secured loan ($1 par due 8/2016)	9.50% (Libor + 8.50%/Q)	8/25/2011	1	1	(2)(20)
		Senior secured loan ($19,157 par due 8/2016)	9.50% (Libor + 8.50%/Q)	8/25/2011	19,157	19,157	(3)(20)
		Series A preferred units (124,890 units)	9.50% (Libor + 8.50%/Q)	8/25/2011	124,890	124,890	(2)(20)
		Series B preferred stock (3.91 units)		10/19/2012	9,245	9,524	(2)

					153,293	153,572

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Instituto de Banca y Comercio, Inc. & Leeds IV Advisors, Inc.	Private school operator	Series B preferred stock (1,750,000 shares)		8/5/2010	5,000	7,143	(2)
		Series C preferred stock (2,512,586 shares)		6/7/2010	689	159	(2)
		Common stock (20 shares)		6/7/2010	—	—	(2)

					5,689	7,302

Lakeland Tours, LLC	Educational travel provider	Senior secured loan ($58,826 par due 12/2016)	9.25% (Libor + 8.25%/Q)	10/4/2011	58,670	58,826	(14)(20)
		Senior secured loan ($1,793 par due 12/2016)	5.25% (Libor + 4.25%/Q)	10/4/2011	1,789	1,793	(2)(20)
		Senior secured loan ($40,362 par due 12/2016)	9.25% (Libor + 8.25%/Q)	10/4/2011	40,255	40,362	(3)(14)(20)
		Senior secured loan ($8,967 par due 12/2016)	5.25% (Libor + 4.25%/Q)	10/4/2011	8,943	8,967	(3)(20)
		Common stock (5,000 shares)		10/4/2011	5,000	4,555	(2)

					114,657	114,503

R3 Education, Inc. and EIC Acquisitions Corp.	Medical school operator	Preferred stock (8,800 shares)		7/30/2008	2,200	1,936	(2)
		Common membership interest (26.27% interest)		9/21/2007	15,800	29,829	(2)
		Warrants to purchase up to 27,890 shares		12/8/2009	—	—	(2)

					18,000	31,765

					488,462	459,401		11.52%

Financial Services
AllBridge Financial, LLC(7)	Asset management services	Equity interests		4/1/2010	5,675	7,814

Callidus Capital Corporation(7)	Asset management services	Common stock (100 shares)		4/1/2010	3,000	1,718

Ciena Capital LLC(7)	Real estate and small business loan servicer	Senior secured revolving loan ($14,000 par due 12/2014)	6.00%	11/29/2010	14,000	14,000	(2)
		Senior secured loan ($32,000 par due 12/2016)	12.00%	11/29/2010	32,000	32,000	(2)
		Equity interests		11/29/2010	53,374	18,616	(2)

					99,374	64,616

Commercial Credit Group, Inc.	Commercial equipment finance and leasing company	Senior subordinated loan ($28,000 par due 5/2018)	12.75%	5/10/2012	28,000	28,000	(2)

Cook Inlet Alternative Risk, LLC	Risk management services	Senior subordinated loan ($2,750 par due 9/2015)	9.00%	9/30/2011	2,750	2,750	(2)

Financial Pacific Company	Commercial finance leasing	Preferred stock (6,500 shares)	8.00% PIK	10/13/2010	3,733	13,687
		Common stock (650,000 shares)		10/13/2010	—	—

					3,733	13,687

Gordian Acquisition Corporation	Financial services firm	Common stock (526 shares)		11/30/2012	—	—

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Imperial Capital Group LLC	Investment services	Class A common units (7,710 units)		5/10/2007	14,997	18,954	(2)
		2006 Class B common units (2,526 units)		5/10/2007	3	4	(2)
		2007 Class B common units (315 units)		5/10/2007	—	1	(2)

					15,000	18,959

Ivy Hill Asset Management, L.P.(7)(9)	Asset management services	Member interest (100.00% interest)		6/15/2009	170,961	294,258

					328,493	431,802		10.83%

Restaurants and Food Services
ADF Capital, Inc. & ADF Restaurant Group, LLC	Restaurant owner and operator	Senior secured revolving loan ($1,468 par due 11/2013)	6.50% (Libor + 3.50%/Q)	11/27/2006	1,468	1,468	(2)(20)
		Senior secured revolving loan ($200 par due 11/2013)	6.50% (Base Rate + 2.50%/Q)	11/27/2006	200	200	(2)(20)
		Senior secured loan ($9,200 par due 11/2014)	12.50% (Libor + 9.50%/Q)	11/27/2006	9,200	9,200	(2)(20)
		Senior secured loan ($11,034 par due 11/2014)	12.50% (Libor + 9.50%/Q)	11/27/2006	11,037	11,034	(3)(20)
		Promissory note ($14,897,360 par due 11/2016)	12.00% PIK	11/27/2006	16,001	18,719	(2)
		Warrants to purchase up to 0.61 shares		6/1/2006	—	5,496	(2)

					37,906	46,117

Benihana, Inc.	Restaurant owner and operator	Senior secured revolving loan ($431 par due 8/2017)	9.25% (Libor + 8.00%/M)	8/21/2012	431	431	(2)(20)
		Senior secured loan ($21,769 par due 2/2018)	9.25% (Libor + 8.00%/Q)	8/21/2012	21,769	21,769	(2)(20)
		Senior secured loan ($10,000 par due 2/2018)	9.25% (Libor + 8.00%/Q)	8/21/2012	10,000	10,000	(4)(20)

					32,200	32,200

Hojeij Branded Foods, Inc.	Airport restaurant operator	Senior secured revolving loan ($1,900 par due 2/2017)	9.00% (Libor + 8.00%/Q)	2/15/2012	1,900	1,900	(2)(20)
		Senior secured loan ($22,600 par due 2/2017)	9.00% (Libor + 8.00%/Q)	2/15/2012	22,025	22,600	(2)(20)
		Warrants to purchase up to 7.5% of membership interest		2/15/2012	—	132	(2)
		Warrants to purchase up to 324 shares of Class A common stock		2/15/2012	669	1,899	(2)

					24,594	26,531

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Orion Foods, LLC (fka Hot Stuff Foods, LLC)(7)	Convenience food service retailer	Senior secured revolving loan ($7,800 par due 9/2014)	10.75% (Base Rate + 7.50%/M)	4/1/2010	7,800	7,800	(2)(20)
		Senior secured loan ($33,477 par due 9/2014)	10.00% (Libor + 8.50%/Q)	4/1/2010	33,477	33,477	(3)(20)
		Junior secured loan ($37,552 par due 9/2014)		4/1/2010	23,695	17,807	(2)(19)
		Preferred units (10,000 units)		10/28/2010	—	—	(2)
		Class A common units (25,001 units)		4/1/2010	—	—	(2)
		Class B common units (1,122,452 units)		4/1/2010	—	—	(2)

					64,972	59,084

OTG Management, LLC	Airport restaurant operator	Senior secured loan ($25,000 par due 12/2017)	8.75% (Libor + 7.25%/Q)	12/11/2012	25,000	25,000	(2)(20)
		Common units (3,000,000 units)		1/5/2011	3,000	2,042	(2)
		Warrants to purchase up to 7.73% of common units		6/19/2008	100	4,334	(2)

					28,100	31,376

Performance Food Group, Inc. and Wellspring Distribution Corp.	Food service distributor	Junior secured loan ($50,000 par due 5/2015)	11.00%	5/30/2012	50,000	50,000	(2)
		Junior secured loan ($50,250 par due 5/2015)	11.00%	5/23/2008	49,529	50,250	(2)
		Junior secured loan ($50,000 par due 5/2015)	11.00%	5/23/2008	49,705	50,000	(3)
		Class A non-voting common stock (1,366,120 shares)		5/3/2008	7,500	6,732	(2)

					156,734	156,982

Restaurant Holding Company, LLC	Fast food restaurant operator	Senior secured loan ($61,333 par due 2/2017)	9.00% (Libor + 7.50%/M)	2/15/2012	60,280	61,333	(3)(20)
		Senior secured loan ($9,436 par due 2/2017)	9.00% (Libor + 7.50%/M)	2/15/2012	9,272	9,436	(4)(20)

					69,552	70,769

S.B. Restaurant Company	Restaurant owner and operator	Preferred stock (46,690 shares)		4/1/2010	—	—	(2)
		Warrants to purchase up to 257,429 shares of common stock		4/1/2010	—	—	(2)

					—	—

					414,058	423,059		10.61%

Services—Other
Capital Investments and Ventures Corp.	SCUBA diver training and certification provider	Senior secured loan ($64,837 par due 8/2018)	8.50% (Libor + 7.25%/Q)	8/9/2012	64,837	64,837	(2)(20)
		Senior secured loan ($9,975 par due 8/2018)	8.50% (Libor + 7.25%/Q)	8/9/2012	9,975	9,975	(4)(20)

					74,812	74,812

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Competitor Group, Inc. and Calera XVI, LLC	Endurance sports media and event operator	Senior secured revolving loan ($2,850 par due 11/2018)	10.00% (Base Rate + 6.75%/Q)	11/30/2012	2,850	2,850	(2)(20)
		Senior secured revolving loan ($900 par due 11/2018)	9.00% (Libor + 7.75%/Q)	11/30/2012	900	900	(2)(20)
		Senior secured loan ($54,500 par due 11/2018)	9.00% (Libor + 7.75%/Q)	11/30/2012	54,500	54,500	(2)(20)
		Membership units (2,500,000 units)		11/30/2012	2,500	2,500	(2)(9)

					60,750	60,750

Massage Envy, LLC	Franchiser in the massage industry	Senior secured loan ($80,494 par due 9/2018)	8.50% (Libor + 7.25%/Q)	9/27/2012	80,494	80,494	(2)(20)
		Common stock (3,000,000 shares)		9/27/2012	3,000	3,000	(2)

					83,494	83,494

McKenzie Sports Products, LLC	Designer, manufacturer and distributor of taxidermy forms and supplies	Senior secured loan ($11,833 par due 3/2017)	7.00% (Libor + 5.50%/M)	3/30/2012	11,833	11,833	(2)(20)
		Senior secured loan ($28 par due 3/2017)	7.75% (Base Rate + 4.50%/M)	3/30/2012	28	28	(2)(20)
		Senior secured loan ($9,902 par due 3/2017)	7.00% (Libor + 5.50%/M)	3/30/2012	9,902	9,902	(4)(20)
		Senior secured loan ($23 par due 3/2017)	7.75% (Base Rate + 4.50%/M)	3/30/2012	23	23	(4)(20)

					21,786	21,786

The Dwyer Group(6)	Operator of multiple franchise concepts primarily related to home maintenance or repairs	Senior subordinated loan ($25,400 par due 6/2018)	12.00% Cash, 1.50% PIK	12/22/2010	25,400	25,400	(2)
		Series A preferred units (13,292,377 units)	8.00% PIK	12/22/2010	6,337	13,962	(2)

					31,737	39,362

Wash Multifamily Laundry Systems, LLC (fka Web Services Company, LLC)	Laundry service and equipment provider	Senior secured loan ($27,172 par due 8/2014)	7.00% (Base Rate + 3.75%/Q)	6/26/2012	27,091	27,172	(2)(20)
		Junior secured loan ($40,000 par due 8/2015)	10.88% (Libor + 9.38%/Q)	1/25/2011	40,000	40,000	(2)(20)
		Junior secured loan ($50,000 par due 8/2015)	10.88% (Libor + 9.38%/Q)	1/25/2011	50,000	50,000	(3)(20)

					117,091	117,172

					389,670	397,376		9.96%

Business Services
Access CIG, LLC	Records and information management services provider	Senior secured loan ($1,000 par due 10/2017)	7.00% (Libor + 5.75%/Q)	10/5/2012	1,000	1,000	(2)(20)

Cast & Crew Payroll, LLC and Centerstage Co-Investors, L.L.C.(6)	Payroll and accounting services provider to the entertainment industry	Senior secured loan ($100,000 par due 12/2017)	7.50% (Libor + 6.50%/Q)	12/24/2012	100,000	100,000	(2)(20)
		Class A membership units (2,500,000 units)		12/24/2012	2,500	2,500	(2)
		Class B membership units (2,500,000 units)		12/24/2012	2,500	2,500	(2)

					105,000	105,000

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
CIBT Investment Holdings, LLC	Expedited travel document processing services	Class A shares (2,500 shares)		12/15/2011	2,500	3,543	(2)

CitiPostal Inc.(7)	Document storage and management services	Senior secured revolving loan ($1,000 par due 12/2013)	6.75% (Base Rate + 3.25%/Q)	4/1/2010	1,000	1,000	(2)(20)
		Senior secured loan ($523 par due 12/2013)	8.50% Cash, 5.50% PIK	4/1/2010	523	523	(2)
		Senior secured loan ($53,561 par due 12/2013)	8.50% Cash, 5.50% PIK	4/1/2010	53,561	53,561	(3)
		Senior subordinated loan ($17,224 par due 12/2015)		4/1/2010	13,038	1,556	(2)(19)
		Common stock (37,024 shares)		4/1/2010	—	—

					68,122	56,640

Command Alkon, Inc.	Software solutions provider to the ready-mix concrete industry	Junior secured loan ($39,130 par due 3/2018)	9.75% (Libor + 8.50%/Q)	9/28/2012	39,130	39,130	(2)(20)

Cornerstone Records Management, LLC	Physical records storage and management service provider	Senior secured loan ($18,460 par due 8/2016)	10.50% (Libor + 9.00%/Q)	8/12/2011	18,460	17,722	(2)(20)

HCP Acquisition Holdings, LLC(7)	Healthcare compliance advisory services	Class A units (12,287,082 units)		6/26/2008	12,347	—	(2)

IfByPhone Inc.	Voice-based marketing automation software provider	Senior secured loan ($2,000 par due 11/2015)	11.00%	10/15/2012	1,917	2,000	(2)
		Senior secured loan ($1,000 par due 1/2016)	11.00%	10/15/2012	1,000	1,000	(2)
		Warrant to purchase up to 124,300 shares of Series C preferred stock		10/15/2012	88	88	(2)

					3,005	3,088

Impact Innovations Group, LLC	IT consulting and outsourcing services	Member interest (50.00% interest)		4/1/2010	—	200

Investor Group Services, LLC(6)	Business consulting for private equity and corporate clients	Limited liability company membership interest (10.00% interest)		6/22/2006	—	711

Itel Laboratories, Inc.	Data services provider for building materials to property insurance industry	Senior secured loan ($12,263 par due 6/2018)	6.25% (Libor + 5.00%/Q)	6/29/2012	12,263	12,263	(2)(20)
		Preferred units (1,798,391 units)		6/29/2012	1,000	1,093	(2)

					13,263	13,356

Multi-Ad Services, Inc.(6)	Marketing services and software provider	Preferred units (1,725,280 units)		4/1/2010	788	2,037
		Common units (1,725,280 units)		4/1/2010	—	—

					788	2,037

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
MVL Group, Inc.(7)	Marketing research provider	Senior secured revolving loan ($806 par due 6/2012)	4.94% (Libor + 4.50%/Q)	6/28/2012	806	806	(2)
		Senior subordinated loan ($36,766 par due 7/2012)		4/1/2010	34,636	5,330	(2)(19)
		Junior subordinated loan ($185 par due 7/2012)		4/1/2010	—	—	(2)(19)
		Common stock (560,716 shares)		4/1/2010	—	—	(2)

					35,442	6,136

Performant Financial Corporation	Collections services	Common stock (772,130 shares)		4/1/2010	1,191	7,799	(2)
		Common stock (207,912 shares)		2/5/2005	241	2,100	(2)

					1,432	9,899

Pillar Processing LLC and PHL Holding Co.(6)	Mortgage services	Senior secured loan ($7,033 par due 11/2018)		7/31/2008	6,709	7,033	(2)(19)
		Senior secured loan ($7,375 par due 5/2019)		11/20/2007	6,661	522	(2)(19)
		Class A common stock (576 shares)		7/31/2012	3,768	—	(2)

					17,138	7,555

Powersport Auctioneer Holdings, LLC	Powersport vehicle auction operator	Common units (1,972 units)		3/2/2012	1,000	736	(2)

Prommis Holdings, LLC	Bankruptcy and foreclosure processing services	Class B common units (1,727 units)		6/12/2012	—	—	(2)

Promo Works, LLC	Marketing services	Senior secured loan ($8,655 par due 12/2013)		4/1/2010	3,249	2,042	(2)(19)

R2 Acquisition Corp.	Marketing services	Common stock (250,000 shares)		5/29/2007	250	137	(2)

Strident Holding, Inc.	Recovery audit services provider to commercial and governmental healthcare payors	Senior secured loan ($7,935 par due 7/2018)	6.50% (Libor + 5.25%/Q)	7/26/2012	7,935	7,935	(2)(20)
		Senior secured loan ($9,975 par due 7/2018)	6.50% (Libor + 5.25%/Q)	7/26/2012	9,975	9,975	(4)(20)

					17,910	17,910

Summit Business Media Parent Holding Company LLC	Business media consulting services	Limited liability company membership interest (45.98% interest)		5/20/2011	—	873	(2)

TOA Technologies, Inc.	Cloud based, mobile workforce management applications provider	Senior secured loan ($13,000 par due 10/2016)	10.25%	10/31/2012	12,415	12,480	(2)
		Warrant to purchase up to 2,509,770 shares of Series D preferred stock		10/31/2012	605	617	(2)

					13,020	13,097

Tradesmen International, Inc.	Construction labor support	Warrants to purchase up to 771,036 shares		4/1/2010	—	10,150

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Tripwire, Inc.	IT security software provider	Senior secured loan ($50,000 par due 5/2018)	6.00% (Libor + 4.75%/Q)	5/23/2011	50,000	50,000	(3)(20)
		Senior secured loan ($10,000 par due 5/2018)	6.00% (Libor + 4.75%/Q)	5/23/2011	10,000	10,000	(4)(20)
		Class A common stock (2,970 shares)		5/23/2011	2,970	6,941	(2)
		Class B common stock (2,655,638 shares)		5/23/2011	30	70	(2)

					63,000	67,011

Venturehouse-Cibernet Investors, LLC	Financial settlement services for intercarrier wireless roaming	Equity interest		4/1/2010	—	—	(2)

VSS-Tranzact Holdings, LLC(6)	Management consulting services	Common membership interest (5.98% interest)		10/26/2007	10,204	3,652

					426,260	381,625		9.57%

Containers—Packaging
ICSH, Inc.	Industrial container manufacturer, reconditioner and servicer	Senior secured loan ($22,569 par due 8/2016)	8.00% (Libor + 7.00%/Q)	8/31/2011	22,569	22,569	(2)(20)
		Senior secured loan ($3,750 par due 8/2016)	9.25% (Base Rate + 6.00%/Q)	8/31/2011	3,750	3,750	(2)(20)
		Senior secured loan ($24,217 par due 8/2016)	8.04% (Libor + 7.00%/Q)	8/31/2011	24,217	24,217	(2)(20)
		Senior secured loan ($67,961 par due 8/2016)	8.04% (Libor + 7.00%/Q)	8/31/2011	67,961	67,961	(3)(20)
		Senior secured loan ($353 par due 8/2016)	8.00% (Libor + 7.00%/Q)	8/31/2011	353	353	(3)(20)
		Senior secured loan ($14,795 par due 8/2016)	8.04% (Libor + 7.00%/Q)	8/31/2011	14,795	14,795	(4)(20)
		Senior secured loan ($77 par due 8/2016)	8.00% (Libor + 7.00%/Q)	8/31/2011	77	77	(4)(20)

					133,722	133,722

Microstar Logistics LLC, Microstar Global Asset Management LLC and MStar Holding Corporation	Keg management solutions provider	Junior secured loan ($165,000 par due 12/2018)	8.50% (Libor + 7.50%/Q)	12/14/2012	165,000	165,000	(2)(20)
		Common Stock (50,000 shares)		12/14/2012	5,000	5,000	(2)

					170,000	170,000

Pregis Corporation, Pregis Intellipack Corp. and Pregis Innovative Packaging Inc.	Provider of highly-customized, tailored protective packaging solutions	Senior secured loan ($3 par due 3/2017)	8.50% (Base Rate + 5.25%/Q)	4/25/2012	3	3	(2)(20)
		Senior secured loan ($992 par due 3/2017)	7.75% (Libor + 6.25%/Q)	4/25/2012	992	992	(2)(20)

					995	995

					304,717	304,717		7.64%

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Consumer Products—Non-durable
Gilchrist & Soames, Inc.	Personal care manufacturer	Senior secured revolving loan ($9,200 par due 10/2013)	6.25% (Libor + 5.00%/M)	4/1/2010	9,200	9,200	(2)(20)
		Senior secured loan ($21,941 par due 10/2013)	13.44%	4/1/2010	21,710	20,847	(2)

					30,910	30,047

Implus Footcare, LLC	Provider of footwear and other accessories	Preferred stock (455 shares)	6.00% PIK	10/31/2011	4,873	4,873	(2)
		Common stock (455 shares)		10/31/2011	455	196	(2)

					5,328	5,069

Insight Pharmaceuticals Corporation(6)	OTC drug products manufactuer	Junior secured loan ($19,310 par due 8/2017)	13.25% (Libor + 11.75%/Q)	8/26/2011	19,136	19,310	(3)(20)
		Class A common stock (155,000 shares)		8/26/2011	6,035	8,277	(2)
		Class B common stock (155,000 shares)		8/26/2011	6,035	8,277	(2)

					31,206	35,864

Matrixx Initiatives, Inc. and Wonder Holdings Acquisition Corp.	Developer and marketer of over-the-counter healthcare products	Senior secured revolving loan ($9,500 par due 6/2016)	13.00% (Libor + 12.00%/M)	6/30/2011	9,500	8,550	(2)(20)
		Senior secured loan ($38,781 par due 6/2016)	13.00% (Libor + 12.00%/Q)	6/30/2011	38,581	34,903	(3)(20)
		Warrants to purchase up to 1,654,678 shares of common stock		7/27/2011	—	—	(2)
		Warrants to purchase up to 1,489 shares of preferred stock		7/27/2011	—	—	(2)

					48,081	43,453

Oak Parent, Inc.	Manufacturer of athletic apparel	Senior secured loan ($41,299 par due 4/2018)	8.00% (Libor + 7.00%/Q)	4/2/2012	41,125	41,299	(2)(20)
		Senior secured loan ($9,428 par due 4/2018)	8.00% (Libor + 7.00%/Q)	4/2/2012	9,388	9,428	(4)(20)

					50,513	50,727

PG-ACP Co-Invest, LLC	Supplier of medical uniforms, specialized medical footwear and accessories	Class A membership units (1,000,0000 units)		8/29/2012	1,000	1,293	(2)

The Step2 Company, LLC	Toy manufacturer	Junior secured loan ($27,000 par due 4/2015)	10.00%	4/1/2010	26,092	27,000	(2)
		Junior secured loan ($32,814 par due 4/2015)	10.00% Cash, 6.00% PIK	4/1/2010	31,859	28,876	(2)
		Common units (1,116,879 units)		4/1/2010	24	94
		Warrants to purchase up to 3,157,895 units		4/1/2010	—	269

					57,975	56,239

The Thymes, LLC(7)	Cosmetic products manufacturer	Preferred units (6,283 units)	8.00% PIK	6/21/2007	5,631	5,244
		Common units (5,400 units)		6/21/2007	—	3,138

					5,631	8,382

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Woodstream Corporation	Pet products manufacturer	Senior secured loan ($3,000 par due 8/2014)	6.50% (Libor + 5.00%/Q)	4/18/2012	3,000	3,000	(2)(20)
		Senior secured loan ($15,000 par due 8/2014)	6.50% (Libor + 5.00%/Q)	4/18/2012	15,000	15,000	(4)(20)
		Senior subordinated loan ($45,000 par due 2/2015)	12.00%	1/22/2010	41,637	45,000	(2)
		Common stock (4,254 shares)		1/22/2010	1,222	2,999	(2)

					60,859	65,999

					291,503	297,073		7.45%

Energy
Centinela Funding, LLC	Solar power generation facility developer and operator	Senior secured loan ($45,000 par due 11/2020)	10.00% (Libor + 8.75%/Q)	11/14/2012	45,000	45,000	(2)(20)

EquiPower Resources Holdings, LLC	Gas-fired power generation facilities operator	Junior secured loan ($22,500 par due 6/2019)	10.00% (Libor + 8.50%/Q)	6/27/2012	22,073	22,500	(2)(20)

La Paloma Generating Company, LLC	Natural gas fired, combined cycle plant operator	Junior secured loan ($59,000 par due 8/2018)	10.25% (Libor + 8.75%/Q)	8/9/2011	57,908	56,640	(2)(20)

Panda Sherman Power, LLC	Developer and operator of a gas turbine power plant	Senior secured loan ($32,500 par due 9/2018)	9.00% (Libor + 7.50%/Q)	9/14/2012	32,500	32,500	(2)(20)

Panda Temple Power, LLC	Developer and operator of a gas turbine power plant	Senior secured loan ($60,000 par due 7/2018)	11.50% (Libor + 10.00%/Q)	7/17/2012	58,157	60,000	(2)(20)

					215,638	216,640		5.43%

Automotive Services
Driven Holdings, LLC	Automotive aftermarket car care franchisor	Preferred stock (247,500 units)		12/16/2011	2,475	2,688	(2)
		Common stock (25,000 units)		12/16/2011	25	137	(2)

					2,500	2,825

Eckler Industries, Inc.	Restoration parts and accessories provider for classic automobiles	Senior secured revolving loan ($1,300 par due 7/2017)	8.25% (Base Rate + 5.00%/M)	7/12/2012	1,300	1,300	(2)(20)
		Senior secured loan ($52,071 par due 7/2017)	7.25% (Libor + 6.00%/M)	7/12/2012	52,071	52,071	(2)(20)
		Series A preferred stock (1,800 shares)		7/12/2012	1,800	1,871	(2)
		Common stock (20,000 shares)		7/12/2012	200	200	(2)

					55,371	55,442

EcoMotors, Inc.	Engine developer	Senior secured loan ($5,000 par due 7/2016)	10.13%	12/28/2012	4,850	5,000	(2)
		Warrant to purchase up to 321,888 shares of Series C Preferred Stock		12/28/2012	—	84	(2)

					4,850	5,084

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Service King Paint & Body, LLC	Collision repair site operators	Senior secured loan ($122,850 par due 8/2017)	8.50% (Libor + 7.25%/Q)	8/20/2012	122,850	122,850	(2)(16)(20)
		Senior secured loan ($9,925 par due 8/2017)	5.50% (Libor + 4.25%/Q)	8/20/2012	9,925	9,925	(2)(20)
		Membership interest		8/20/2012	5,000	6,684	(2)

					137,775	139,459

					200,496	202,810		5.09%

Manufacturing
Cambrios Technologies Corporation	Nanotechnology-based solutions for electronic devices and computers	Senior secured loan ($4,848 par due 8/2015)	12.00%	8/7/2012	4,848	4,848	(2)
		Warrants to purchase up to 400,000 shares of Series D-4 convertible preferred stock		8/2/2012	—	8	(2)

					4,848	4,856

Component Hardware Group, Inc.	Commercial equipment	Junior secured loan ($3,202 par due 12/2014)	7.00% Cash, 3.00% PIK	8/4/2010	3,202	3,202	(2)
		Senior subordinated loan ($11,142 par due 12/2014)	7.50% Cash, 5.00% PIK	4/1/2010	8,343	11,142	(2)
		Warrants to purchase up to 1,462,500 shares of common stock		8/4/2010	—	7,322	(2)

					11,545	21,666

MWI Holdings, Inc.	Provider of engineered springs, fasteners, and other precision components	Senior secured loan ($38,274 par due 6/2017)	10.00% (Libor + 8.00%/Q)	6/15/2011	38,274	38,274	(2)(20)
		Senior secured loan ($10,000 par due 6/2017)	10.00% (Libor + 8.00%/Q)	6/15/2011	10,000	10,000	(4)(20)

					48,274	48,274

NetShape Technologies, Inc.	Metal precision engineered components	Senior secured revolving loan ($415 par due 2/2013)	3.96% (Libor + 3.75%/M)	4/1/2010	415	373	(2)

Pelican Products, Inc.	Flashlights	Senior secured loan ($7,960 par due 7/2018)	7.00% (Libor + 5.50%/Q)	7/13/2012	7,960	7,960	(4)(20)
		Junior secured loan ($32,000 par due 6/2019)	11.50% (Libor + 10.00%/Q)	7/13/2012	32,000	32,000	(2)(20)

					39,960	39,960

Protective Industries, Inc. dba Caplugs	Plastic protection products	Senior secured revolving loan ($1,633 par due 5/2016)	5.75% (Libor + 4.25%/M)	5/23/2011	1,633	1,633	(2)(20)
		Senior secured loan ($1,500 par due 5/2017)	5.75% (Libor + 4.25%/M)	11/30/2012	1,500	1,500	(2)(20)
		Senior subordinated loan ($695 par due 5/2018)	8.00% Cash, 7.25% PIK	5/23/2011	695	695	(2)
		Preferred stock (2,379,361 shares)		5/23/2011	2,307	4,644	(2)

					6,135	8,472

Saw Mill PCG Partners LLC	Metal precision engineered components	Common units (1,000 units)		1/30/2007	1,000	—	(2)

Sigma International Group, Inc.	Water treatment parts	Junior secured loan ($4,195 par due 4/2014)	10.00% (Libor + 5.00% Cash, 5.00% PIK/Q)	7/8/2011	4,195	4,195	(2)(20)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
SSH Environmental Industries, Inc. and SSH Non-Destructive Testing, Inc.	Magnetic sensors and supporting sensor products	Senior secured loan ($11,625 par due 12/2016)	9.00% (Libor + 7.50%/Q)	3/23/2012	11,424	11,625	(2)(20)

					127,796	139,421		3.50%

Aerospace and Defense
ILC Industries, LLC	Designer and manufacturer of protective cases and technically advanced lighting systems	Senior secured loan ($4,925 par due 7/2018)	7.50% (Libor + 6.00%/Q)	7/13/2012	4,838	4,925	(2)(20)
		Senior secured loan ($19,950 par due 7/2018)	7.50% (Libor + 6.00%/Q)	7/13/2012	19,574	19,950	(4)(20)

					24,412	24,875

PRV Aerospace, LLC	Aerospace precision components manufacturer	Senior secured loan ($1,136 par due 5/2018)	6.50% (Libor + 5.25%/Q)	5/15/2012	1,130	1,136	(2)(20)
		Senior secured loan ($8,460 par due 5/2018)	6.50% (Libor + 5.25%/Q)	5/15/2012	8,383	8,460	(4)(20)
		Junior secured loan ($80,000 par due 5/2019)	10.50% (Libor + 9.25%/Q)	5/10/2012	80,000	80,000	(2)(20)

					89,513	89,596

Wyle Laboratories, Inc. and Wyle Holdings, Inc.	Provider of specialized engineering, scientific and technical services	Senior preferred stock (775 shares)	8.00% PIK	1/17/2008	103	103	(2)
		Common stock (1,885,195 shares)		1/17/2008	2,291	2,346	(2)

					2,394	2,449

					116,319	116,920		2.93%

Telecommunications
American Broadband Communications, LLC, American Broadband Holding Company, Cameron Holdings of NC, Inc., and Dialog Telecom LLC	Broadband communication services	Senior secured loan ($7,666 par due 9/2013)	7.50% (Libor + 5.50%/Q)	9/1/2010	7,666	7,666	(2)(20)
		Senior secured loan ($16,476 par due 12/2013)	12.00% (Libor + 11.50%/Q)	6/20/2011	16,476	16,476	(2)(20)
		Senior subordinated loan ($10,741 par due 11/2014)	12.00% Cash, 2.00% PIK	9/1/2010	10,741	10,312	(2)
		Senior subordinated loan ($34,104 par due 11/2014)	12.00% Cash, 2.00% PIK	11/7/2007	34,104	32,740	(3)
		Senior subordinated loan ($23,513 par due 11/2014)	10.00% Cash, 4.00% PIK	11/7/2007	23,513	22,574	(2)
		Warrants to purchase up to 378 shares		11/7/2007	—	2,533
		Warrants to purchase up to 200 shares		9/1/2010	—	1,340	(2)

					92,500	93,641

Startec Equity, LLC(7)	Communication services	Member interest		4/1/2010	—	—

					92,500	93,641		2.35%

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Consumer Products—Durable
Bushnell Inc.	Sports optics manufacturer	Junior secured loan ($48,825 par due 2/2016)	9.00% (Libor + 7.50%/Q)	4/1/2010	44,000	48,338	(2)(20)
		Junior secured loan ($43,675 par due 2/2016)	9.50% (Libor + 8.00%/Q)	4/30/2012	43,675	43,675	(2)(20)

					87,675	92,013		2.31%

Oil and Gas
Geotrace Technologies, Inc.	Reservoir processing and development	Warrants to purchase up to 69,978 shares of common stock		4/1/2010	88	—	(2)
		Warrants to purchase up to 210,453 shares of preferred stock		4/1/2010	2,805	1,757	(2)

					2,893	1,757

UL Holding Co., LLC and Universal Lubricants, LLC(6)	Petroleum product manufacturer	Junior secured loan ($4,935 par due 12/2014)	9.19% (Libor + 7.19% Cash, 2.00% PIK/Q)	4/30/2012	4,935	4,935	(2)
		Junior secured loan ($25,413 par due 12/2014)	9.19% (Libor + 7.19% Cash, 2.00% PIK/Q)	4/30/2012	25,413	25,413	(3)
		Junior secured loan ($4,920 par due 12/2014)	12.00% Cash, 2.00% PIK	4/30/2012	4,920	4,920	(2)
		Junior secured loan ($5,078 par due 12/2014)	12.00% Cash, 3.00% PIK	4/30/2012	5,078	5,078	(2)
		Junior secured loan ($18,614 par due 12/2014)	12.00% Cash, 2.00% PIK	4/30/2012	18,614	18,614	(3)
		Class A common units (10,782 units)		6/17/2011	1,512	57	(2)
		Class B-5 common units (599,200 units)		4/25/2008	5,472	226	(2)
		Class B-4 common units (50,000 units)		6/17/2011	500	19	(2)
		Class C common units (618,091 units)		4/25/2008	—	287	(2)

					66,444	59,549

					69,337	61,306		1.54%

Retail
Fulton Holdings Corp.	Airport restaurant operator	Senior secured loan ($40,000 par due 5/2016)	12.50%	5/28/2010	40,000	40,000	(3)(12)
		Common stock (19,672 shares)		5/28/2010	1,967	1,873

					41,967	41,873

Things Remembered Inc. and TRM Holdings Corporation	Personalized gifts retailer	Senior secured loan ($14,962 par due 5/2018)	8.00% (Libor + 6.50%/Q)	5/24/2012	14,962	14,962	(4)(20)

					56,929	56,835		1.43%

Printing, Publishing and Media
Batanga, Inc.	Independent digital media company	Senior secured loan ($5,500 par due 10/2016)	9.60%	10/31/2012	5,500	5,594	(2)(18)

Earthcolor Group, LLC	Printing management services	Limited liability company interests (9.30%)		5/18/2012	—	—

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
National Print Group, Inc.	Printing management services	Senior secured revolving loan ($913 par due 10/2013)	9.00% (Libor + 6.00%/Q)	3/2/2006	913	895	(2)(20)
		Senior secured revolving loan ($1,038 par due 10/2013)	9.00% (Base Rate + 5.00%/M)	3/2/2006	1,038	1,017	(2)(20)
		Senior secured loan ($6,903 par due 10/2013)	10.00% (Libor + 9.00% Cash, 1.00% PIK/Q)	3/2/2006	6,631	6,834	(2)(20)
		Senior secured loan ($331 par due 10/2013)	10.00% (Base Rate + 9.00% Cash, 1.00% PIK/Q)	3/2/2006	318	327	(2)(20)
		Preferred stock (9,344 shares)		3/2/2006	2,000	—	(2)

					10,900	9,073

The Teaching Company, LLC and The Teaching Company Holdings, Inc.	Education publications provider	Senior secured loan ($21,319 par due 3/2017)	9.00% (Libor + 7.50%/Q)	9/29/2006	21,319	21,319	(2)(20)
		Senior secured loan ($9,902 par due 3/2017)	9.00% (Libor + 7.50%/Q)	9/29/2006	9,902	9,902	(4)(20)
		Preferred stock (10,663 shares)		9/29/2006	1,066	3,225	(2)
		Common stock (15,393 shares)		9/29/2006	3	8	(2)

					32,290	34,454

					48,690	49,121		1.23%

Environmental Services
AWTP, LLC(7)	Water treatment services	Junior secured loan ($4,212 par due 6/2015)	10.00%	4/18/2011	4,212	4,212	(2)
		Junior secured loan ($6,121 par due 6/2015)	15.00% PIK	4/18/2011	6,121	6,121	(2)
		Membership interests (90% interest)		4/18/2011	—	4,580	(2)

					10,333	14,913

RE Community Holdings II, Inc. and Pegasus Community Energy, LLC.	Operator of municipal recycling facilities	Preferred stock (1,000 shares)		3/1/2011	8,839	1,487	(2)

Waste Pro USA, Inc	Waste management services	Preferred Class A common equity (611,615 shares)		11/9/2006	12,263	24,219	(2)

					31,435	40,619		1.02%

Transportation
PODS Funding Corp.	Storage and warehousing	Junior subordinated loan ($40,228 par due 5/2017)	12.75% Cash, 2.75% PIK	11/29/2011	40,228	40,228	(2)

United Road Towing, Inc.	Towing company	Warrants to purchase up to 607 shares		4/1/2010	—	—

					40,228	40,228		1.01%

Commercial Real Estate Finance
10th Street, LLC(6)	Real estate holding company	Senior subordinated loan ($25,208 par due 11/2014)	8.93% Cash, 4.07% PIK	4/1/2010	25,208	25,208	(2)
		Member interest (10.00% interest)		4/1/2010	594	—
		Option (25,000 units)		4/1/2010	25	501

					25,827	25,709

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
American Commercial Coatings, Inc.	Real estate property	Commercial mortgage loan ($2,505 par due 12/2025)		4/1/2010	926	2,061	(19)

Cleveland East Equity, LLC	Hotel operator	Real estate equity interests		4/1/2010	1,026	3,639

Commons R-3, LLC	Real estate developer	Real estate equity interests		4/1/2010	—	—

Crescent Hotels & Resorts, LLC and affiliates(7)	Hotel operator	Senior subordinated loan ($2,236 par due 9/2011)		4/1/2010	—	—	(2)(19)
		Senior subordinated loan ($2,092 par due 6/2017)		4/1/2010	—	—	(2)(19)
		Common equity interest		4/1/2010	—	—
		Limited liability company membership interest (100% interest)		6/19/2012	—	—	(2)

					—	—

Hot Light Brands, Inc.(7)	Real estate holding company	Senior secured loan ($32,957 par due 2/2011)		4/1/2010	1,664	1,128	(2)(19)
		Common stock (93,500 shares)		4/1/2010	—	—	(2)

					1,664	1,128

NPH, Inc.	Hotel property	Real estate equity interests		4/1/2010	5,291	6,123

					34,734	38,660		0.97%

Health Clubs
Athletic Club Holdings, Inc.	Premier health club operator	Senior secured loan ($11,500 par due 10/2013)	4.71% (Libor + 4.50%/M)	10/11/2007	11,500	11,500	(2)(13)

CFW Co-Invest, L.P. and NCP Curves, L.P.	Health club franchisor	Limited partnership interest (4,152,165 shares)		7/31/2012	4,152	4,152	(2)
		Limited partnership interest (1,847,835 shares)		7/31/2012	1,848	1,848	(2)

					6,000	6,000

					17,500	17,500		0.43%

Food and Beverage
Apple & Eve, LLC and US Juice Partners, LLC(6)	Juice manufacturer	Senior units (50,000 units)		10/5/2007	5,000	1,398

Charter Baking Company, Inc.	Baked goods manufacturer	Senior subordinated loan ($8,885 par due 2/2013)	16.00% PIK	2/6/2008	8,885	8,885	(2)
		Preferred stock (6,258 shares)		9/1/2006	2,568	1,617	(2)

					11,453	10,502

Distant Lands Trading Co.	Coffee manufacturer	Class A common stock (1,294 shares)		4/1/2010	980	—	(2)
		Class A-1 common stock (2,157 shares)		4/1/2010	—	—	(2)

					980	—

					17,433	11,900		0.29%

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Wholesale Distribution
BECO Holding Company, Inc.	Wholesale distributor of first response fire protection equipment and related parts	Common stock (25,000 shares)		7/30/2010	2,500	2,457	(2)

					2,500	2,457		0.05%

					$5,823,451	$5,924,555		148.55%

(1)
Other than the Company's investments listed in footnote 7 below (subject to the limitations set forth therein), the Company does not "Control" any of its portfolio companies, for the purposes of the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the "Investment Company Act"). In general, under the Investment Company Act, the Company would "Control" a portfolio company if the Company owned more than 25% of its outstanding voting securities (i.e., securities with the right to elect directors) and/or had the power to exercise control over the management or policies of such portfolio company. All of the Company's portfolio company investments, which as of December 31, 2012 represented 149% of the Company's net assets or 93% of the Company's total assets, are subject to legal restrictions on sales.

(2)
These assets are pledged as collateral for the Revolving Credit Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than the Company's obligations under the Revolving Credit Facility (see Note 5 to the consolidated financial statements).

(3)
These assets are owned by the Company's consolidated subsidiary Ares Capital CP Funding LLC ("Ares Capital CP"), are pledged as collateral for the Revolving Funding Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than Ares Capital CP's obligations under the Revolving Funding Facility (see Note 5 to the consolidated financial statements).

(4)
These assets are owned by the Company's consolidated subsidiary Ares Capital JB Funding LLC ("ACJB"), are pledged as collateral for the SMBC Funding Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than ACJB's obligations under the SMBC Funding Facility (see Note 5 to the consolidated financial statements).

(5)
Investments without an interest rate are non-income producing.

(6)
As defined in the Investment Company Act, the Company is deemed to be an "Affiliated Person" of a portfolio company because it owns 5% or more of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the year ended December 31, 2012 in which the issuer was an Affiliated company (but not a portfolio company that the Company ("Controls") are as follows:

Company	Purchases (cost)	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
10th Street, LLC	$—	$—	$—	$3,227	$—	$—	$—	$—	$(54)
Apple & Eve, LLC and US Juice Partners, LLC	$500	$32,344	$—	$3,393	$—	$—	$44	$—	$(1,928)
Campus Management Corp. and Campus Management Acquisition Corp	$—	$—	$—	$—	$—	$—	$—	$—	$(4,508)
Cast & Crew Payroll, LLC and Centerstage Co-Investors, L.L.C.	$105,000	$—	$—	$167	$2,788	$36	$2	$—	$—
CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings, LLC	$—	$188	$—	$1,169	$—	$—	$—	$—	$(3,898)
Direct Buy Holdings, Inc. and Direct Buy Investors, LP	$—	$—	$10,927	$—	$—	$—	$—	$(10,927)	$10,927
The Dwyer Group	$—	$—	$—	$2,959	$162	$785	$85	$—	$5,027
ELC Acquisition Corp. and ELC Holdings Corporation	$—	$—	$—	$—	$—	$343	$6	$—	$5,058
Firstlight Financial Corporation	$—	$28,890	$84,153	$1,773	$—	$—	$200	$(25,959)	$43,321
Insight Pharmaceuticals Corporation	$—	$5,636	$—	$3,242	$—	$—	$171	$54	$(1,649)
Investor Group Services, LLC	$—	$—	$—	$—	$—	$160	$15	$—	$(148)
Multi-Ad Services, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$209
Pillar Processing LLC and PHL Holding Co.	$—	$5,479	$—	$—	$—	$—	$9	$2	$1,110
Soteria Imaging Services, LLC	$—	$441	$—	$—	$—	$—	$—	$64	$(584)
VSS-Tranzact Holdings, LLC	$—	$—	$867	$—	$—	$—	$—	$—	$3,453
UL Holding Co., LLC	$44,532	$13,766	$—	$5,837	$732	$—	$197	$—	$(6,953)
(7)
As defined in the Investment Company Act, the Company is deemed to be both an "Affiliated Person" and "Control" this portfolio company because it owns more than 25% of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the period for the year ended December 31, 2012 in which the issuer was both an Affiliated company and a portfolio company that the Company is deemed to Control are as follows:

Company	Purchases	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
AGILE Fund I, LLC	$—	$9	$—	$—	$—	$1	$—	$—	$(19)
Allied Capital REIT, Inc.	$—	$—	$375	$—	$—	$41	$—	$147	$(314)
AllBridge Financial, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$1,801
Aviation Properties Corporation	$—	$—	$—	$—	$—	$—	$—	$291	$—
AWTP, LLC	$—	$—	$—	$1,296	$—	$—	$50	$—	$6,229
BenefitMall Holdings, Inc.	$—	$40,326	$53,510	$2,440	$—	$—	$167	$12,546	$(6,479)
Callidus Capital Corporation	$—	$—	$—	$—	$—	$—	$—	$—	$942
Ciena Capital LLC	$—	$—	$—	$4,758	$—	$—	$—	$—	$(1,436)
Citipostal, Inc.	$—	$2,710	$—	$7,715	$—	$—	$112	$—	$(18)
Crescent Hotels & Resorts, LLC and affiliates	$—	$—	$2,843	$20	$—	$—	$—	$(5,473)	$5,595
HCI Equity, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$(108)
HCP Acquisition Holdings, LLC	$1,254	$—	$—	$—	$—	$—	$—	$—	$(6,177)
Hot Light Brands, Inc.	$—	$2,282	$—	$—	$—	$—	$—	$—	$(282)
Huddle House Inc.	$—	$20,801	$—	$678	$—	$—	$187	$(2,291)	$1,701
Ivy Hill Asset Management, L.P.	$58,085	$—	$—	$—	$—	$19,939	$—	$—	$41,576
Ivy Hill Middle Market Credit Fund, Ltd.	$—	$25,000	$30,515	$3,943	$—	$—	$—	$1,655	$1,515
LVCG Holdings, LLC	$—	$—	$6,600	$—	$—	$—	$—	$(6,590)	$6,600
Making Memories Wholesale, Inc.	$—	$2,229	$—	$—	$—	$—	$—	$(12,281)	$12,476
MVL Group, Inc.	$2,540	$25,607	$—	$4,394	$—	$—	$—	$—	$(27,867)
Orion Foods, LLC	$6,500	$5,142	$—	$7,200	$—	$—	$806	$—	$(10,260)
Senior Secured Loan Fund LLC*	$269,967	$66,334	$—	$184,701	$40,348	$—	$17,865	$3,641	$833
Stag-Parkway, Inc.	$—	$34,500	$3,090	$4,218	$—	$733	$251	$29,998	$(16,639)
The Thymes, LLC	$—	$560	$—	$—	$—	$481	$—	$—	$1,687

      *    Together with GE Global Sponsor Finance LLC and General Electric Capital Corporation (together, "GE"), the Company co-invests through the Senior Secured Loan Fund LLC d/b/a the "Senior Secured Loan Program" (the "SSLP"). The SSLP is capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of the Company and GE (with approval from a representative of each required); therefore, although the Company owns more than 25% of the voting securities of the SSLP, the Company does not believe that it has control over the SSLP (for purposes of the Investment Company Act or otherwise) because, among other things, these "voting securities" do not afford the Company the right to elect directors of the SSLP or any other special rights (see Note 4 to the consolidated financial statements).

(8)
Non-U.S. company or principal place of business outside the U.S. and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(9)
Excepted from the definition of investment company under Section 3(c) of the Investment Company Act and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(10)
In the first quarter of 2011, the staff of the Securities and Exchange Commission (the "Staff") informally communicated to certain business development companies the Staff's belief that certain entities, which would be classified as an "investment company" under the Investment Company Act but for the exception from the definition of "investment company" set forth in Rule 3a-7 promulgated under the Investment Company Act, could not be treated as eligible portfolio companies (as defined in Section 2(a)(46) of the Investment Company Act). Subsequently, in August 2011 the Securities and Exchange Commission issued a concept release (the "Concept Release") which states that "[a]s a general matter, the Commission presently does not believe that Rule 3a-7 issuers are the type of small, developing and financially troubled businesses in which Congress intended BDCs primarily to invest" and requested comment on whether or not a 3a-7 issuer should be considered an "eligible portfolio company". Ares Capital provided a comment letter in respect of the Concept Release and continues to believe that the language of Section 2(a)(46) of the Investment Company Act permits a business development company to treat as "eligible portfolio companies" entities that rely on the 3a-7 exception. However, given the current uncertainty in this area (including the language in the Concept Release) and subsequent discussions with the Staff, Ares Capital has, solely for purposes of calculating the composition of its portfolio pursuant to Section 55(a) of the Investment Company Act, identified these entities in the Company's schedule of investments as "non-qualifying assets" should the Staff ultimately disagree with Ares Capital's position.

(11)
Variable rate loans to the Company's portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate base rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which reset annually (A), semi-annually (S), quarterly (Q), bi-monthly (B), monthly (M) or daily (D). For each such loan, the Company has provided the interest rate in effect on the date presented.

(12)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 5.00% on $16 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(13)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.50% on $12 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(14)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 4.00% on $65 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(15)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 1.13% on $19 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(16)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.00% on $73 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(17)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.13% on $56 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(18)
The Company is entitled to receive a fixed fee upon the occurrence of certain events as defined in the credit agreement governing the Company's debt investment in the portfolio company. The fair value of such fee is included in the fair value of the debt investment.

(19)
Loan was on non-accrual status as of December 31, 2012.

(20)
Loan includes interest rate floor feature.

(21)
In addition to the interest earned based on the stated contractual interest rate of this security, the certificates entitle the holders thereof to receive a portion of the excess cash flow from the SSLP's loan portfolio, which may result in a return to the Company greater than the contractual stated interest rate.

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2011
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(4)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Investment Funds and Vehicles
AGILE Fund I, LLC(6)(8)	Investment partnership	Member interest (0.50% interest)		4/1/2010	$216	$132

CIC Flex, LP(8)	Investment partnership	Limited partnership units (0.94 unit)		9/7/2007	2,533	3,130

Covestia Capital Partners, LP(8)	Investment partnership	Limited partnership interest (47.00% interest)		6/17/2008	1,059	1,111

Dynamic India Fund IV, LLC(8)	Investment company	Member interest (5.44% interest)		4/1/2010	4,822	4,728

Firstlight Financial Corporation(5)(8)	Investment company	Senior subordinated loan ($71,542 par due 12/2016)	1.00% PIK	12/31/2006	71,269	67,947
		Class A common stock (10,000 shares)		12/31/2006	10,000	—
		Class B common stock (30,000 shares)		12/31/2006	30,000	—

					111,269	67,947

HCI Equity, LLC(6)(7)(8)	Investment company	Member interest (100.00% interest)		4/1/2010	808	730

Imperial Capital Private Opportunities, LP(8)	Investment partnership	Limited partnership interest (80.00% interest)		5/10/2007	6,643	5,120

Ivy Hill Middle Market Credit Fund, Ltd.(6)(7)(8)	Investment company	Class B deferrable interest notes ($40,000 par due 11/2018)	6.25% (Libor + 6.00%/Q)	11/20/2007	40,000	38,000
		Subordinated notes ($16 par due 11/2018)	15.00%	11/20/2007	15,515	16,000

					55,515	54,000

Kodiak Funding, LP(8)	Investment partnership	Limited partnership interest (1.52% interest)		4/1/2010	868	823

Novak Biddle Venture Partners III, L.P.(8)	Investment partnership	Limited partnership interest (2.47% interest)		4/1/2010	221	196

Partnership Capital Growth Fund I, L.P.(8)	Investment partnership	Limited partnership interest (25.00% interest)		6/16/2006	1,791	3,726

Partnership Capital Growth Investors III, L.P.(8)	Investment partnership	Limited partnership interest (2.50% interest)		10/5/2011	1,322	1,250

Senior Secured Loan Fund LLC(6)(9)	Co-investment vehicle	Subordinated certificates ($1,044,977 par due 12/2020)	8.38% (Libor + 8.00%/Q)(17)	10/30/2009	1,034,254	1,059,178

VSC Investors LLC(8)	Investment company	Membership interest (1.95% interest)		1/24/2008	1,139	997

					1,222,460	1,203,068		38.23%

Healthcare—Services
BenefitMall Holdings Inc.(6)	Employee benefits broker services company	Senior subordinated loan ($40,326 par due 6/2014)	18.00%	4/1/2010	40,326	40,326
		Common stock (39,274,290 shares)		4/1/2010	53,510	59,990
		Warrants		4/1/2010	—	—

					93,836	100,316

CCS Group Holdings, LLC	Correctional facility healthcare operator	Class A units (601,937 units)		8/19/2010	602	1,158

CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings LLC(5)	Healthcare analysis services	Senior secured loan ($7,245 par due 3/2017)	7.75% (Libor + 6.50%/Q)	3/15/2011	7,245	6,883	(2)(16)

Company(1)	Business Description	Investment	Interest(4)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Senior secured loan ($18 par due 3/2017)	8.75% (Base Rate + 5.50%/Q)	3/15/2011	18	17	(2)(16)
		Senior secured loan ($7,642 par due 3/2017)	7.75% (Libor + 6.50%/Q)	3/15/2011	7,642	7,260	(3)(16)
		Senior secured loan ($19 par due 3/2017)	8.75% (Base Rate + 5.50%/Q)	3/15/2011	19	18	(3)(16)
		Class A common stock (9,679 shares)		6/15/2007	4,000	8,745
		Class C common stock (1,546 shares)		6/15/2007	—	1,397

					18,924	24,320

INC Research, Inc.	Pharmaceutical and biotechnology consulting services	Common stock (1,410,000 shares)		9/27/2010	1,512	1,403

Magnacare Holdings, Inc., Magnacare Administrative Services, LLC, and Magnacare, LLC	Healthcare professional provider	Senior secured loan ($12,638 par due 9/2016)	9.75% (Libor + 8.75%/Q)	9/15/2010	12,638	12,638	(16)
		Senior secured loan ($44,393 par due 9/2016)	9.75% (Libor + 8.75%/Q)	9/15/2010	44,393	44,393	(2)(16)
		Senior secured loan ($8,257 par due 9/2016)	9.75% (Libor + 8.75%/Q)	9/15/2010	8,257	8,257	(3)(16)

					65,288	65,288

MW Dental Holding Corp.	Dental services	Senior secured revolving loan ($1,700 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	1,700	1,700	(16)
		Senior secured loan ($15,384 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	15,384	15,384	(16)
		Senior secured loan ($49,750 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	49,750	49,750	(2)(16)
		Senior secured loan ($2,686 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	2,686	2,686	(3)(16)

					69,520	69,520

Napa Management Services Corporation	Anesthesia management services provider	Senior secured loan ($10,892 par due 4/2016)	8.50% (Libor + 7.00%/Q)	4/15/2011	10,563	10,892	(16)
		Senior secured loan ($29,437 par due 4/2016)	8.50% (Libor + 7.00%/Q)	4/15/2011	29,437	29,437	(2)(16)
		Senior secured loan ($7,752 par due 4/2016)	8.50% (Libor + 7.00%/Q)	4/15/2011	7,752	7,752	(3)(16)
		Common units (5,000 units)		4/15/2011	5,000	5,513

					52,752	53,594

NS Merger Sub. Inc. and NS Holdings, Inc.	Healthcare technology provider	Senior subordinated loan ($579 par due 6/2017)	13.50%	6/21/2010	579	579
		Senior subordinated loan ($50,000 par due 6/2017)	13.50%	6/21/2010	50,000	50,000	(2)
		Common stock (2,500,000 shares)		6/21/2010	2,500	2,985

					53,079	53,564

OnCURE Medical Corp.	Radiation oncology care provider	Common stock (857,143 shares)		8/18/2006	3,000	3,073

Passport Health Communications, Inc., Passport Holding Corp. and Prism Holding Corp.	Healthcare technology provider	Series A preferred stock (1,594,457 shares)		7/30/2008	11,156	9,218
		Common stock (16,106 shares)		7/30/2008	100	—

					11,256	9,218

PG Mergersub, Inc. and PGA Holdings, Inc.	Provider of patient surveys, management reports and national databases for the integrated healthcare delivery system	Senior secured loan ($9,108 par due 11/2015)	6.75% (Libor + 5.00%/Q)	11/3/2010	9,085	9,108	(3)(16)

Company(1)	Business Description	Investment	Interest(4)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Senior subordinated loan ($4,000 par due 3/2016)	12.50%	3/12/2008	3,956	4,000
		Preferred stock (333 shares)		3/12/2008	125	15
		Common stock (16,667 shares)		3/12/2008	167	754

					13,333	13,877
PRA Holdings, Inc.	Drug testing services	Senior secured loan ($11,330 par due 12/2014)	4.56% (Libor + 4.00%/Q)	12/14/2007	11,034	11,103	(2)
		Senior secured loan ($12,000 par due 12/2014)	4.56% (Libor + 4.00%/Q)	12/14/2007	11,682	11,760	(3)

					22,716	22,863

RCHP, Inc.	Operator of general acute care hospitals	Junior secured loan ($15,000 par due 5/2019)	11.50% (Libor + 10.00%/Q)	11/4/2011	15,000	15,000	(16)
		Junior secured loan ($50,000 par due 5/2019)	11.50% (Libor + 10.00%/Q)	11/4/2011	50,000	50,000	(2)(16)

					65,000	65,000

Reed Group, Ltd.	Medical disability management services provider	Senior secured revolving loan ($1,650 par due 12/2013)		4/1/2010	1,497	1,402	(15)
		Senior secured loan ($10,755 par due 12/2013)		4/1/2010	9,129	9,142	(15)
		Senior secured loan ($20,777 par due 12/2013)		4/1/2010	15,918	2,431	(15)
		Equity interests		4/1/2010	203	—

					26,747	12,975

Soteria Imaging Services, LLC(5)	Outpatient medical imaging provider	Junior secured loan ($1,189 par due 11/2010)	14.50%	4/1/2010	1,057	808
		Junior secured loan ($1,699 par due 11/2010)	12.50%	4/1/2010	1,529	1,154
		Preferred member units (1,823,179 units)		4/1/2010	—	—

					2,586	1,962

Sunquest Information Systems, Inc.	Laboratory software solutions provider	Junior secured loan ($75,000 par due 6/2017)	9.75% (Libor + 8.50%/Q)	12/16/2010	75,000	74,250	(16)
		Junior secured loan ($50,000 par due 6/2017)	9.75% (Libor + 8.50%/Q)	12/16/2010	50,000	49,500	(2)(16)

					125,000	123,750

U.S. Renal Care, Inc.	Dialysis provider	Senior secured loan ($7,444 par due 12/2016)	5.50% (Libor + 4.00%/Q)	6/9/2011	7,407	7,295	(16)
		Senior subordinated loan ($50,569 par due 6/2018)	11.25% Cash, 2.00% PIK	5/24/2010	50,569	50,569	(2)

					57,976	57,864

Vantage Oncology, Inc.	Radiation oncology care provider	Common stock (62,157 shares)		2/3/2011	4,670	5,057

					687,797	684,802		21.76%

Education
American Academy Holdings, LLC	Provider of education, training, certification, networking, and consulting services to medical coders and other healthcare professionals	Senior secured revolving loan ($100 par due 3/2016)	9.50% (Libor + 8.50%/Q)	3/18/2011	100	100	(16)
		Senior secured loan ($26,199 par due 3/2016)	9.50% (Libor + 8.50%/Q)	3/18/2011	26,199	26,199	(16)
		Senior secured loan ($53,468 par due 3/2016)	9.50% (Libor + 8.50%/Q)	3/18/2011	53,468	53,468	(2)(16)

					79,767	79,767

Campus Management Corp. and Campus Management Acquisition Corp.(5)	Education software developer	Preferred stock (485,159 shares)		2/8/2008	10,520	11,096

Company(1)	Business Description	Investment	Interest(4)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Community Education Centers, Inc.	Offender re-entry and in-prison treatment services provider	Senior secured loan ($17,857 par due 12/2014)	6.25% (Libor + 5.25%/Q)	12/10/2010	17,857	17,857	(16)
		Junior secured loan ($31,835 par due 12/2015)	15.40% (Libor + 11.00% Cash, 4.00% PIK /Q)	12/10/2010	31,835	31,835
		Junior secured loan ($9,582 par due 12/2015)	15.46% (Libor + 11.00% Cash, 4.00% PIK /Q)	12/10/2010	9,582	9,582
		Warrants to purchase up to 578,427 shares		12/10/2010	—	258

					59,274	59,532

eInstruction Corporation	Developer and manufacturer of educational software products	Junior secured loan ($17,000 par due 7/2014)	12.00% (Base Rate + 8.25%/M)	4/1/2010	15,396	12,410
		Senior subordinated loan ($27,281 par due 1/2015)		4/1/2010	24,151	1,467	(15)
		Common stock (2,406 shares)		4/1/2010	926	—

					40,473	13,877

ELC Acquisition Corp., ELC Holdings Corporation, and Excelligence Learning Corporation(5)	Developer, manufacturer and distributor of educational products	Preferred stock (99,492 shares)		8/1/2011	10,149	9,154
		Common stock (50,800 shares)		8/1/2011	51	—

					10,200	9,154

Infilaw Holding, LLC	Operator of for-profit law schools	Senior secured loan ($29,925 par due 8/2016)	9.50% (Libor + 8.50%/Q)	8/25/2011	29,925	29,925	(2)(16)
		Series A preferred units (131,000 units)	10.75% (Base Rate + 7.50%/Q)	8/25/2011	131,000	131,000	(16)

					160,925	160,925

Instituto de Banca y Comercio, Inc. & Leeds IV Advisors, Inc.	Private school operator	Series B preferred stock (1,750,000 shares)		8/5/2010	5,000	6,153
		Series C preferred stock (2,512,586 shares)		6/7/2010	689	303
		Common stock (20 shares)		6/7/2010	—	—

					5,689	6,456

JTC Education Holdings, Inc.	Postsecondary school operator	Senior secured revolving loan ($2,225 par due 12/2014)	12.75% (Base Rate + 9.50%/Q)	12/31/2009	2,225	2,225	(16)
		Senior secured loan ($20,056 par due 12/2014)	12.50% (Libor + 9.50%/M)	12/31/2009	20,056	20,056	(16)
		Senior secured loan ($9,714 par due 12/2014)	12.50% (Libor + 9.50%/M)	12/31/2009	9,714	9,714	(3)(16)

					31,995	31,995

Lakeland Tours, LLC	Educational travel provider	Senior secured revolving loan ($3,750 par due 12/2016)	6.75% (Base Rate + 3.50%/Q)	10/4/2011	3,750	3,750	(16)
		Senior secured loan ($64,338 par due 12/2016)	10.00% (Libor + 8.50%/Q)	10/4/2011	64,136	64,338	(13)(16)
		Senior secured loan ($15,362 par due 12/2016)	6.00% (Libor + 4.50%/Q)	10/4/2011	15,314	15,362	(16)
		Senior secured loan ($40,362 par due 12/2016)	10.00% (Libor + 8.50%/Q)	10/4/2011	40,231	40,362	(2)(13)(16)
		Senior secured loan ($9,638 par due 12/2016)	6.00% (Libor + 4.50%/Q)	10/4/2011	9,606	9,638	(2)(16)
		Common stock (5,000 shares)		10/4/2011	5,000	5,000

					138,037	138,450

R3 Education, Inc. and EIC Acquisitions Corp.(7)	Medical school operator	Senior secured loan ($6,162 par due 4/2013)	9.00% (Libor + 6.00%/Q)	9/21/2007	6,162	11,508	(16)
		Senior secured loan ($4,819 par due 4/2013)	9.00% (Libor + 6.00%/Q)	9/21/2007	4,819	8,996	(3)(16)

Company(1)	Business Description	Investment	Interest(4)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Senior secured loan ($6,509 par due 4/2013)	13.00% PIK	12/8/2009	4,030	12,149
		Preferred stock (8,800 shares)		7/30/2008	2,200	1,650
		Common membership interest (26.27% interest)		9/21/2007	15,800	23,207
		Warrants to purchase up to 27,890 shares		12/8/2009	—	—

					33,011	57,510

					569,891	568,762		18.07%

Restaurants and Food Services
ADF Capital, Inc. & ADF Restaurant Group, LLC	Restaurant owner and operator	Senior secured revolving loan ($2,010 par due 11/2013)	6.50% (Libor + 3.50%/Q)	11/27/2006	2,010	2,010	(16)
		Senior secured revolving loan ($258 par due 11/2013)	6.50% (Base Rate + 2.50%/Q)	11/27/2006	258	258	(16)
		Senior secured loan ($7,305 par due 11/2013)	6.50% (Libor + 3.50%/Q)	11/27/2006	7,305	7,305	(16)
		Senior secured loan ($64 par due 11/2013)	6.50% (Base Rate + 2.50%/Q)	11/27/2006	64	64	(16)
		Senior secured loan ($11,277 par due 11/2014)	12.50% (Libor + 9.50%/Q)	11/27/2006	11,280	11,277	(2)(16)
		Senior secured loan ($9,402 par due 11/2014)	12.50% (Libor + 9.50%/Q)	11/27/2006	9,402	9,402	(3)(16)
		Promissory note ($14,897,360 par due 11/2016)		6/1/2006	14,886	10,905
		Warrants to purchase up to 0.61 shares		6/1/2006	—	—

					45,205	41,221

Huddle House, Inc.(6)	Restaurant owner and operator	Senior subordinated loan ($20,924 par due 12/2015)	12.00% Cash, 3.00% PIK	4/1/2010	20,641	18,939
		Common stock (358,279 shares)		4/1/2010	—	—

					20,641	18,939

Orion Foods, LLC (fka Hot Stuff Foods, LLC)(6)	Convenience food service retailer	Senior secured revolving loan ($3,300 par due 9/2014)	10.75% (Base Rate + 7.50%/M)	4/1/2010	3,300	3,300	(16)
		Senior secured loan ($33,917 par due 9/2014)	10.00% (Libor + 8.50%/Q)	4/1/2010	33,917	33,917	(2)(16)
		Junior secured loan ($37,552 par due 9/2014)	14.00%	4/1/2010	26,111	30,483
		Preferred units (10,000 units)		10/28/2010	—	—
		Class A common units (25,001 units)		4/1/2010	—	—
		Class B common units (1,122,452 units)		4/1/2010	—	—

					63,328	67,700

OTG Management, Inc.	Airport restaurant operator	Senior secured revolving loan ($1,875 par due 8/2016)	8.50% (Libor + 7.00%/Q)	8/9/2011	1,875	1,875	(16)
		Senior secured revolving loan ($937 par due 8/2016)	9.25% (Base Rate + 6.00%/M)	8/9/2011	937	937	(16)
		Senior secured loan ($17,187 par due 8/2016)	8.50% (Libor + 7.00%/Q)	8/9/2011	17,187	17,187	(16)
		Junior secured loan ($29,285 par due 8/2016)	14.50% (Libor + 13.00%/M)	8/9/2011	29,285	29,285	(16)
		Common units (3,000,000 units)		1/5/2011	3,000	2,610
		Warrants to purchase up to 100,866 shares of common stock		6/19/2008	100	4,544

					52,384	56,438

PMI Holdings, Inc.	Restaurant owner and operator	Senior secured revolving loan ($2,500 par due 5/2015)	10.00% (Libor + 8.00%/M)	5/5/2010	2,500	2,500	(16)
		Senior secured revolving loan ($250 par due 5/2015)	10.25% (Base Rate + 7.00%/Q)	5/5/2010	250	250	(16)
		Senior secured loan ($9,008 par due 5/2015)	10.00% (Libor + 8.00%/M)	5/5/2010	9,008	9,008	(2)(16)

Company(1)	Business Description	Investment	Interest(4)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Senior secured loan ($4 par due 5/2015)	10.25% (Base Rate + 7.00%/M)	5/5/2010	4	4	(2)(16)
		Senior secured loan ($9,008 par due 5/2015)	10.00% (Libor + 8.00%/M)	5/5/2010	9,008	9,008	(3)(16)
		Senior secured loan ($4 par due 5/2015)	10.25% (Base Rate + 7.00%/M)	5/5/2010	4	4	(3)(16)

					20,774	20,774

S.B. Restaurant Company	Restaurant owner and operator	Senior secured loan ($34,575 par due 7/2012)	13.00% (Libor + 9.00% Cash, 2.00% PIK /Q)	4/1/2010	31,283	34,575	(16)
		Preferred stock (46,690 shares)		4/1/2010	—	117
		Warrants to purchase up to 257,429 shares of common stock		4/1/2010	—	—

					31,283	34,692

Vistar Corporation and Wellspring Distribution Corp.	Food service distributor	Junior secured loan ($70,250 par due 5/2015)	11.00%	5/23/2008	68,885	70,250
		Junior secured loan ($30,000 par due 5/2015)	11.00%	5/23/2008	30,000	30,000	(2)
		Class A non-voting common stock (1,366,120 shares)		5/3/2008	7,500	6,211

					106,385	106,461

					340,000	346,225		11.00%

Business Services
Acentia (fka Interactive Technology Solutions, LLC)	IT services provider	Senior secured loan ($7,332 par due 6/2015)	8.75% (Base Rate + 5.50%/Q)	10/21/2010	7,332	7,332	(16)
		Senior secured loan ($8,214 par due 6/2015)	8.75% (Base Rate + 5.50%/Q)	10/21/2010	8,214	8,214	(3)(16)

					15,546	15,546

Aviation Properties Corporation(6)	Aviation services	Common stock (100 shares)		4/1/2010	—	—

CIBT Investment Holdings, LLC	Expedited travel document processing services	Class A shares (2,500 shares)		12/15/2011	2,500	2,500

CitiPostal Inc.(6)	Document storage and management services	Senior secured revolving loan ($3,200 par due 12/2013)	6.75% (Base Rate + 3.25%/Q)	4/1/2010	3,200	3,200	(16)
		Senior secured loan ($499 par due 12/2013)	8.50% Cash, 5.50% PIK	4/1/2010	499	499
		Senior secured loan ($51,161 par due 12/2013)	8.50% Cash, 5.50% PIK	4/1/2010	51,161	51,161	(2)
		Senior subordinated loan ($14,698 par due 12/2015)		4/1/2010	13,038	1,574	(15)
		Common stock (37,024 shares)		4/1/2010	—	—

					67,898	56,434

Cornerstone Records Management, LLC	Physical records storage and management service provider	Senior secured loan ($18,377 par due 8/2016)	8.50% (Libor + 7.00%/Q)	8/12/2011	18,377	18,193	(16)

Coverall North America, Inc.(6)	Commercial janitorial service provider	Subordinated notes ($9,386 par due 2/2016)	10.00% Cash, 2.00% PIK	2/22/2011	9,386	9,386

Diversified Collections Services, Inc.	Collections services	Senior secured loan ($34,000 par due 9/2012)	14.00% (Base Rate+ 10.75%/M)	6/25/2010	34,000	34,000	(2)(16)
		Senior secured loan ($5,263 par due 3/2012)	7.75% (Base Rate + 4.50%/M)	6/25/2010	5,263	5,263	(3)(16)
		Senior secured loan ($2,000 par due 9/2012)	14.00% (Base Rate + 10.75%/M)	6/25/2010	2,000	2,000	(3)(16)
		Preferred stock (14,927 shares)		5/18/2006	169	328
		Common stock (478,816 shares)		4/1/2010	1,478	3,274

Company(1)	Business Description	Investment	Interest(4)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Common stock (114,004 shares)		2/5/2005	295	918

					43,205	45,783

HCP Acquisition Holdings, LLC(6)	Healthcare compliance advisory services	Class A units (11,092,585 units)		6/26/2008	11,093	4,923

Impact Innovations Group, LLC	IT consulting and outsourcing services	Member interest (50.00% interest)		4/1/2010	—	200

Investor Group Services, LLC(5)	Business consulting for private equity and corporate clients	Limited liability company membership interest (10.00% interest)		6/22/2006	—	859

Multi-Ad Services, Inc.(5)	Marketing services and software provider	Preferred units (1,725,280 units)		4/1/2010	788	1,828
		Common units (1,725,280 units)		4/1/2010	—	—

					788	1,828
MVL Group, Inc.(6)	Marketing research provider	Senior secured loan ($22,772 par due 7/2012)	12.00%	4/1/2010	22,772	22,772
		Senior subordinated loan ($35,851 par due 7/2012)	12.00% Cash, 2.50% PIK	4/1/2010	35,283	33,844
		Junior subordinated loan ($144 par due 7/2012)	10.00%	4/1/2010	—	—
		Common stock (560,716 shares)		4/1/2010	—	—

					58,055	56,616

Pillar Processing LLC and PHL Holding Co.(5)	Mortgage services	Senior secured loan ($7,375 par due 5/2014)		7/31/2008	7,375	1,250	(15)
		Senior secured loan ($7,142 par due 11/2013)		11/20/2007	7,064	6,571	(15)
		Senior secured loan ($4,458 par due 11/2013)		11/20/2007	4,409	4,101	(3)(15)
		Common stock (85 shares)			3,768	—

					22,616	11,922

Prommis Solutions, LLC, E-Default Services, LLC, Statewide Tax and Title Services, LLC & Statewide Publishing Services, LLC	Bankruptcy and foreclosure processing services	Senior subordinated loan ($44,926 par due 2/2014)		2/9/2007	43,819	5,273	(15)
		Preferred units (30,000 units)		4/11/2006	3,000	—

					46,819	5,273

Promo Works, LLC	Marketing services	Senior secured loan ($8,655 par due 12/2013)		4/1/2010	4,222	3,389	(15)

R2 Acquisition Corp.	Marketing services	Common stock (250,000 shares)		5/29/2007	250	157

Summit Business Media Parent Holding Company LLC	Business media consulting services	Limited liability company membership interest (45.98% interest)		5/20/2011	—	566

Tradesmen International, Inc.	Construction labor support	Junior secured loan ($10,050 par due 5/2014)	13.00% Cash, 1.00% PIK	4/1/2010	7,872	10,050
		Warrants to purchase up to 771,036 shares		4/1/2010	—	5,002

					7,872	15,052

Tripwire, Inc.	IT security software provider	Senior secured loan ($30,000 par due 5/2018)	8.50% (Libor + 7.25%/Q)	5/23/2011	30,000	30,000	(16)
		Senior secured loan ($50,000 par due 5/2018)	8.50% (Libor + 7.25%/Q)	5/23/2011	50,000	50,000	(2)(16)
		Class B common stock (2,655,638 shares)		5/23/2011	30	38
		Class A common stock (2,970 shares)		5/23/2011	2,970	3,754

					83,000	83,792

Company(1)	Business Description	Investment	Interest(4)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Venturehouse-Cibernet Investors, LLC	Financial settlement services for intercarrier wireless roaming	Equity interest		4/1/2010	—	—

VSS-Tranzact Holdings, LLC(5)	Management consulting services	Series B preferred units (854 units)		11/7/2011	867	768
		Common membership interest (8.54% interest)		10/26/2007	10,204	200
		Warrants to purchase up to 4,206 units		11/7/2011	—	98

					11,071	1,066

					402,698	333,485		10.60%

Financial Services
AllBridge Financial, LLC(6)	Asset management services	Equity interests		4/1/2010	11,395	11,733

Callidus Capital Corporation(6)	Asset management services	Common stock (100 shares)		4/1/2010	3,000	776

Ciena Capital LLC(6)	Real estate and small business loan servicer	Senior secured revolving loan ($14,000 par due 12/2013)	6.00%	11/29/2010	14,000	14,000
		Senior secured loan ($32,000 par due 12/2015)	12.00%	11/29/2010	32,000	32,000
		Equity interests		11/29/2010	53,374	20,051

					99,374	66,051

Commercial Credit Group, Inc.	Commercial equipment finance and leasing company	Senior subordinated loan ($19,500 par due 6/2015)	15.00%	4/1/2010	19,500	19,500

Cook Inlet Alternative Risk, LLC	Risk management services	Senior subordinated loan ($3,750 par due 9/2015)	9.00%	9/30/2011	3,750	3,550

Financial Pacific Company	Commercial finance leasing	Preferred stock (6,500 shares)	8.00% PIK	10/13/2010	6,500	7,822
		Common stock (650,000 shares)		10/13/2010	—	—

					6,500	7,822

Imperial Capital Group, LLC	Investment services	Class A common units (7,710 units)		5/10/2007	14,997	20,445
		2006 Class B common units (2,526 units)		5/10/2007	3	4
		2007 Class B common units (315 units)		5/10/2007	—	—

					15,000	20,449

Ivy Hill Asset Management, L.P.(6)(8)	Asset management services	Member interest (100.00% interest)		6/15/2009	112,876	194,597

					271,395	324,478		10.31%

Consumer Products— Non-durable
Augusta Sportswear, Inc.	Manufacturer of athletic apparel	Senior secured loan ($26 par due 7/2015)	9.50% (Base Rate + 6.25%/Q)	9/3/2010	26	26	(3)(16)
		Senior secured loan ($8,819 par due 7/2015)	8.50% (Libor + 7.50%/Q)	9/3/2010	8,819	8,819(3	)(16)

					8,845	8,845

Gilchrist & Soames, Inc.	Personal care manufacturer	Senior secured loan ($21,941 par due 10/2013)	13.44%	4/1/2010	21,435	21,941

Implus Footcare, LLC	Provider of footwear and other accessories	Preferred stock (455 shares)	6.00% PIK	10/31/2011	4,591	4,591

Company(1)	Business Description	Investment	Interest(4)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Common stock (455 shares)		10/31/2011	455	455

					5,046	5,046

Insight Pharmaceuticals Corporation(5)	OTC drug products manufacturer	Junior secured loan ($25,000 par due 8/2017)	13.25% (Libor + 11.75%/Q)	8/26/2011	24,740	24,000	(2)(16)
		Class A common stock (155,000 shares)		8/26/2011	6,035	9,559
		Class B common stock (155,000 shares)		8/26/2011	6,035	9,559

					36,810	43,118

Making Memories Wholesale, Inc.(6)	Scrapbooking branded products manufacturer	Senior secured revolving loan ($2,250 par due 8/2014)		8/21/2009	2,229	963	(15)
		Senior secured loan ($9,625 par due 8/2014)		8/21/2009	7,193	—	(15)
		Senior secured loan ($5,973 par due 8/2014)		8/21/2009	3,874	—	(15)
		Common stock (100 shares)		8/21/2009	—	—

					13,296	963

Matrixx Initiatives, Inc. and Wonder Holdings Acquisition Corp.	Developer and marketer of over-the-counter healthcare products	Senior secured revolving loan ($10,000 par due 6/2016)	13.00% (Libor + 12.00%/M)	6/30/2011	10,000	9,700	(16)
		Senior secured loan ($41,437 par due 6/2016)	13.00% (Libor + 12.00%/Q)	6/30/2011	41,178	40,194	(2)(16)
		Warrants to purchase up to 1,654,678 shares of common stock		7/27/2011	—	—
		Warrants to purchase up to 1,489 shares of preferred stock		7/27/2011	—	1,504

					51,178	51,398

The Step2 Company, LLC	Toy manufacturer	Junior secured loan ($27,000 par due 4/2015)	10.00%	4/1/2010	25,764	27,000
		Junior secured loan ($31,178 par due 4/2015)	10.00% Cash, 5.00% PIK	4/1/2010	29,879	28,060
		Common units (1,116,879 units)		4/1/2010	24	25
		Warrants to purchase up to 3,157,895 units		4/1/2010	—	72

					55,667	55,157

The Thymes, LLC(6)	Cosmetic products manufacturer	Preferred units (6,283 units)	8.00% PIK	6/21/2007	6,111	6,420
		Common units (5,400 units)		6/21/2007	—	754

					6,111	7,174

Woodstream Corporation	Pet products manufacturer	Senior subordinated loan ($45,000 par due 2/2015)	12.00%	1/22/2010	40,444	44,100
		Common stock (4,254 shares)		1/22/2010	1,222	2,280

					41,666	46,380

					240,054	240,022		7.63%

Containers—Packaging
ICSH, Inc.	Industrial container manufacturer, reconditioner and servicer	Senior secured loan ($71,318 par due 8/2016)	8.00% (Libor + 7.00%/Q)	8/31/2011	71,318	69,891	(16)
		Senior secured loan ($49,873 par due 8/2016)	8.00% (Libor + 7.00%/Q)	8/31/2011	49,873	48,875	(2)(16)

					121,191	118,766

Microstar Logistics LLC	Keg management solutions provider	Junior secured loan ($60,000 par due 8/2016)	10.00% (Libor + 9.00%/Q)	8/5/2011	60,000	60,000	(16)

Company(1)	Business Description	Investment	Interest(4)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Junior secured loan ($50,000 par due 8/2016)	10.00% (Libor + 9.00%/Q)	8/5/2011	50,000	50,000	(2)(16)

					110,000	110,000

					231,191	228,766		7.27%

Aerospace and Defense
AP Global Holdings, Inc.	Safety and security equipment manufacturer	Senior secured loan ($134,475 par due 7/2017)	7.25% (Libor + 5.75%/M)	7/22/2011	134,475	132,794	(14)(16)
		Senior secured loan ($49,875 par due 7/2017)	7.25% (Libor + 5.75%/M)	7/22/2011	49,875	49,252	(2)(16)

					184,350	182,046

Wyle Laboratories, Inc. and Wyle Holdings, Inc.	Provider of specialized engineering, scientific and technical services	Senior preferred stock (775 shares)	8.00% PIK	1/17/2008	95	95
		Common stock (1,885,195 shares)		1/17/2008	2,291	1,920

					2,386	2,015

					186,736	184,061		5.85%

Manufacturing
Component Hardware Group, Inc.	Commercial equipment	Junior secured loan ($3,106 par due 12/2014)	7.00% Cash, 3.00% PIK	8/4/2010	3,106	3,106
		Senior subordinated loan ($10,596 par due 12/2014)	7.50% Cash, 5.00% PIK	4/1/2010	6,932	10,596
		Warrants to purchase up to 1,462,500 shares of common stock		8/4/2010	—	3,181

					10,038	16,883

HOPPY Holdings Corp.	Automotive and recreational vehicle aftermarket products	Senior secured loan ($13,988 par due 6/2016)	5.00% (Libor + 3.75%/M)	6/3/2011	13,988	13,289	(16)

MWI Holdings, Inc.	Provider of highly engineered springs, fasteners, and other precision components	Senior secured loan ($29,914 par due 6/2017)	10.00% (Libor + 8.00%/Q)	6/15/2011	29,914	29,914	(16)

NetShape Technologies, Inc.	Metal precision engineered components manufacturer	Senior secured revolving loan ($91 par due 2/2013)	3.96% (Libor + 3.75%/M)	4/1/2010	44	69
		Senior secured revolving loan ($778 par due 2/2013)	4.33% (Libor + 3.75%/Q)	4/1/2010	374	587

					418	656

Protective Industries, Inc.	Plastic protection products	Senior secured loan ($14 par due 5/2017)	6.25% (Base Rate + 3.00%/M)	5/23/2011	14	14	(16)
		Senior secured loan ($5,589 par due 5/2017)	5.75% (Libor + 4.25%/M)	5/23/2011	5,589	5,421	(16)
		Senior subordinated loan ($720 par due 5/2018)	8.00% Cash, 7.25% PIK	5/23/2011	720	720
		Preferred stock (2,379,361 shares)		5/23/2011	2,307	3,101

					8,630	9,256

Saw Mill PCG Partners LLC	Metal precision engineered components	Common units (1,000 units)		1/30/2007	1,000	—

Sigma International Group, Inc.(7)	Water treatment parts	Junior secured loan ($4,048 par due 4/2014)	10.00% (Libor + 3.50% Cash, 5.00% PIK /A)	7/8/2011	4,048	3,036	(16)

WP CPP Holdings, LLC	Precision engineered castings	Senior secured loan ($20,822 par due 10/2017)	8.50% (Libor + 7.00%/M)	10/11/2011	20,720	20,406	(16)
		Senior secured loan ($50,000 par due 10/2017)	8.50% (Libor + 7.00%/M)	10/11/2011	49,745	49,000	(2)(16)

Company(1)	Business Description	Investment	Interest(4)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets

					70,465	69,406

					138,501	142,440		4.53%

Services—Other
The Dwyer Group(5)	Operator of multiple franchise concepts primarily related to home maintenance or repairs	Senior subordinated loan ($17,100 par due 12/2016)	14.50%	12/22/2010	17,100	17,100
		Series A preferred units (13,292,377 units)	8.00% PIK	12/22/2010	14,413	17,011

					31,513	34,111

Wash Multifamily Laundry Systems, LLC (fka Web Services Company, LLC)	Laundry service and equipment provider	Senior secured loan ($4,850 par due 8/2014)	7.00% (Base Rate + 3.75%/Q)	6/15/2009	4,723	4,850	(3)(16)
		Junior secured loan ($36,900 par due 8/2015)	10.88% (Libor + 9.38%/Q)	1/25/2011	36,900	36,900	(16)
		Junior secured loan ($50,000 par due 8/2015)	10.88% (Libor + 9.38%/Q)	1/25/2011	50,000	50,000	(2)(16)
		Junior secured loan ($3,100 par due 8/2015)	10.88% (Libor + 9.38%/Q)	1/25/2011	3,100	3,100	(3)(16)

					94,723	94,850

					126,236	128,961		4.10%

Telecommunications
American Broadband Communications, LLC, American Broadband Holding Company and Cameron Holdings of NC, Inc.	Broadband communication services	Senior secured loan ($8,754 par due 9/2013)	7.50% (Libor + 5.50%/Q)	9/1/2010	8,754	8,754	(3)(16)
		Senior subordinated loan ($10,529 par due 11/2014)	12.00% Cash, 2.00% PIK	11/7/2007	10,529	10,529
		Senior subordinated loan ($22,150 par due 11/2014)	12.00% Cash, 4.00% PIK	9/1/2010	22,150	22,150
		Senior subordinated loan ($33,429 par due 11/2014)	12.00% Cash, 2.00% PIK	2/8/2008	33,429	33,429	(2)
		Warrants to purchase up to 378 shares		11/7/2007	—	6,286
		Warrants to purchase up to 200 shares		9/1/2010	—	3,326

					74,862	84,474

Dialog Telecom LLC	Broadband communication services	Senior secured loan ($16,412 par due 12/2012)	12.08% (Libor + 7.50% Cash, 4.00% PIK /Q)	6/20/2011	16,412	16,412	(16)

Startec Equity, LLC(6)	Communication services	Member interest		4/1/2010	—	—

					91,274	100,886		3.21%

Grocery
Grocery Outlet Inc.	Value grocery retailer	Senior secured revolving loan ($3,100 par due 12/2017)	11.25% (Base Rate + 8.00%/Q)	12/15/2011	3,100	3,100	(16)
		Senior secured loan ($91,500 par due 12/2017)	10.50% (Libor + 9.00%/Q)	12/15/2011	91,500	91,500	(16)

					94,600	94,600

					94,600	94,600		3.01%

Retail
Direct Buy Holdings, Inc. and Direct Buy Investors, LP(5)	Membership based buying club franchisor and operator	Limited partnership interest (66,667 shares)		4/1/2010	2,594	—
		Limited partnership interest (83,333 shares)		11/30/2007	8,333	—

Company(1)	Business Description	Investment	Interest(4)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
					10,927	—

Fulton Holdings Corp.	Airport restaurant operator	Senior secured loan ($40,000 par due 5/2016)	12.50%	5/28/2010	40,000	40,000	(2)(11)
		Common stock (19,672 shares)		5/28/2010	1,967	1,618

					41,967	41,618

Savers, Inc. and SAI Acquisition Corporation	For-profit thrift retailer	Common stock (1,218,481 shares)		8/8/2006	4,909	12,556

Things Remembered Inc. and TRM Holdings Corporation	Personalized gifts retailer	Senior secured loan ($21,433 par due 3/2014)	9.00% (Base Rate + 7.00%/M)	9/28/2006	21,414	21,433	(16)
		Senior secured loan ($8,226 par due 3/2014)	9.00% (Base Rate + 7.00%/M)	9/28/2006	8,302	8,226	(3)(16)
		Class B Preferred stock (73 shares)		3/19/2009	—	2,056
		Preferred stock (80 shares)		9/28/2006	1,800	2,249
		Common stock (800 shares)		9/28/2006	200	2,172
		Warrants to purchase up to 859 shares of preferred stock		3/19/2009	—	2,324

					31,716	38,460

					89,519	92,634		2.94%

Energy
La Paloma Generating Company, LLC	Natural gas fired, combined cycle plant operator	Junior secured loan ($59,000 par due 8/2018)	10.25% (Libor + 8.75%/Q)	8/9/2011	57,775	56,050	(16)

USG Nevada LLC	Geothermal, renewable energy, developer for electrical power and direct uses	Junior secured loan ($7,500 par due 6/2012)	3.94% (Libor + 3.50%/Q)	11/9/2011	7,500	7,500

					65,275	63,550		2.02%

Automotive Services
Driven Holdings, LLC	Automotive aftermarket car care franchisor	Preferred stock (247,500 units)		12/16/2011	2,475	2,475
		Common stock (25,000 units)		12/16/2011	25	25

					2,500	2,500

Stag-Parkway, Inc.(6)	Automotive aftermarket components supplier	Senior secured loan ($34,500 par due 12/2014)	12.50% (Libor + 11.00%/Q)	9/30/2010	34,500	34,500	(16)
		Preferred stock (4,200 shares)	16.50% PIK	9/30/2010	2,368	4,200
		Common stock (10,200 shares)		9/30/2010	—	14,807

					36,868	53,507

					39,368	56,007		1.78%

Commercial Real Estate Finance
10th Street, LLC(5)	Real estate holding company	Senior subordinated loan ($24,213 par due 11/2014)	8.93% Cash, 4.07% PIK	4/1/2010	24,213	24,213
		Member interest (10.00% interest)		4/1/2010	594	529
		Option (25,000 units)		4/1/2010	25	25

					24,832	24,767

Allied Capital REIT, Inc.(6)	Real estate investment trust	Real estate equity interests		4/1/2010	50	50
		Real estate equity interests		4/1/2010	325	639

					375	689

American Commercial Coatings, Inc.	Real estate property	Commercial mortgage loan ($2,000 par due 12/2025)		4/1/2010	1,611	1,967	(15)

Company(1)	Business Description	Investment	Interest(4)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Aquila Binks Forest Development, LLC	Real estate developer	Commercial mortgage loan ($13,477 par due 12/2014)		4/1/2010	11,900	4,013	(15)
		Real estate equity interests		4/1/2010	—	—

					11,900	4,013

Cleveland East Equity, LLC	Hotel operator	Real estate equity interests		4/1/2010	1,026	2,507

Commons R-3, LLC	Real estate developer	Real estate equity interests		4/1/2010	—	—

Crescent Hotels & Resorts, LLC and affiliates(6)	Hotel operator	Senior secured loan ($433 par due 6/2010)	10.00%	4/1/2010	433	444
		Senior subordinated loan ($9,071 par due 1/2012)		4/1/2010	1,475	138	(15)
		Senior subordinated loan ($9,399 par due 6/2017)		4/1/2010	2,410	241	(15)
		Senior subordinated loan ($10,967 par due 9/2012)		4/1/2010	2,051	202	(15)
		Senior subordinated loan ($261 par due 3/2013)		4/1/2010	263	9	(15)
		Senior subordinated loan ($2,236 par due 9/2011)		4/1/2010	—	—	(15)
		Preferred equity interest		4/1/2010	—	39
		Common equity interest		4/1/2010	35	—

					6,667	1,073

Hot Light Brands, Inc.(6)	Real estate holding company	Senior secured loan ($35,239 par due 2/2011)		4/1/2010	3,945	3,692	(15)
		Common stock (93,500 shares)		4/1/2010	—	—

					3,945	3,692

NPH, Inc.	Hotel property	Real estate equity interests		4/1/2010	5,291	7,959

					55,647	46,667		1.48%

Food and Beverage
Apple & Eve, LLC and US Juice Partners, LLC(5)	Juice manufacturer	Senior secured revolving loan ($2,000 par due 10/2013)	12.00% (Libor + 9.00%/M)	10/5/2007	2,000	2,000	(16)
		Senior secured revolving loan ($2,500 par due 10/2013)	12.00% (Base Rate + 8.00%/Q)	10/5/2007	2,500	2,500	(16)
		Senior secured loan ($13,325 par due 10/2013)	12.00% (Libor + 9.00%/M)	10/5/2007	13,325	13,325	(16)
		Senior secured loan ($14,019 par due 10/2013)	12.00% (Libor + 9.00%/M)	10/5/2007	14,019	14,019	(3)(16)
		Senior units (50,000 units)		10/5/2007	5,000	3,326

					36,844	35,170

Charter Baking Company, Inc.	Baked goods manufacturer	Senior subordinated loan ($7,615 par due 2/2013)	16.00% PIK	2/6/2008	7,615	7,615
		Preferred stock (6,258 shares)		9/1/2006	2,500	1,519

					10,115	9,134

Distant Lands Trading Co.	Coffee manufacturer	Class A common stock (1,294 shares)		4/1/2010	980	568
		Class A-1 common stock (2,157 shares)		4/1/2010	—	—

					980	568

					47,939	44,872		1.43%

Consumer Products—Durable
Bushnell Inc.	Sports optics manufacturer	Junior secured loan ($41,325 par due 2/2014)	7.08% (Libor + 6.50%/Q)	4/1/2010	33,467	37,192

					33,467	37,192		1.18%

Transportation
PODS Funding Corp.	Storage and warehousing	Junior subordinated loan ($37,020 par due 5/2017)	10.50% Cash, 5.00% PIK	11/29/2011	37,020	37,020

Company(1)	Business Description	Investment	Interest(4)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets

United Road Towing, Inc.	Towing company	Warrants to purchase up to 607 shares		4/1/2010	—	—

					37,020	37,020		1.18%

Environmental Services
AWTP, LLC(6)	Water treatment services	Junior secured loan ($4,109 par due 6/2015)	5.00% Cash, 5.00% PIK	4/18/2011	4,109	4,109
		Junior secured loan ($896 par due 6/2015)	15.00% PIK	4/18/2011	896	623
		Junior secured loan ($4,518 par due 6/2015)	15.00% PIK	4/18/2011	4,518	3,142	(3)
		Membership interests (90% interest)		4/18/2011	—	—

					9,523	7,874

RE Community Holdings II, Inc.and Pegasus Community Energy, LLC.	Operator of municipal recycling facilities	Preferred stock (1,000 shares)	12.50% PIK	3/1/2011	8,311	8,283

Waste Pro USA, Inc	Waste management services	Preferred Class A common equity (611,615 shares)		11/9/2006	12,263	20,540

					30,097	36,697		1.17%

Oil and Gas
Geotrace Technologies, Inc.	Reservoir processing, and development	Warrants to purchase up to 69,978 shares of common stock		4/1/2010	88	—
		Warrants to purchase up to 210,453 shares of preferred stock		4/1/2010	2,805	172

					2,893	172

UL Holding Co., LLC	Petroleum product manufacturer	Junior secured loan ($2,098 par due 12/2012)	9.31% (Libor + 8.88%/Q)	12/24/2007	2,098	2,098
		Junior secured loan ($4,073 par due 12/2012)	14.00%	12/24/2007	4,073	4,073
		Junior secured loan ($2,000 par due 12/2012)	9.45% (Libor + 8.88%/Q)	6/17/2011	2,000	2,000
		Junior secured loan ($5,000 par due 12/2012)	15.00%	8/13/2010	5,000	5,000
		Junior secured loan ($2,926 par due 12/2012)	14.00%	12/24/2007	2,926	2,926	(2)
		Junior secured loan ($835 par due 12/2012)	9.31% (Libor + 8.88%/Q)	12/24/2007	835	835	(3)
		Junior secured loan ($1,801 par due 12/2012)	14.00%	12/24/2007	1,801	1,801	(3)
		Junior secured loan ($10,728 par due 12/2012)	9.32% (Libor + 8.88%/Q)	12/24/2007	10,728	10,728	(3)
		Class A common units (8,982 units)		6/17/2011	90	46
		Class B-4 common units (50,000 units)		4/25/2008	500	255
		Class B-5 common units (499,000 units)		6/17/2011	4,990	2,541
		Class C common units (549,491 units)		4/25/2008	—	2,798

					35,041	35,101

					37,934	35,273		1.12%

Company(1)	Business Description	Investment	Interest(4)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Chemicals, Plastic and Rubber
Emerald Performance Materials, LLC	Polymers and performance materials manufacturer	Senior secured loan ($3,603 par due 11/2013)	13.00% Cash, 3.00% PIK	5/22/2006	3,603	3,603
		Senior secured loan ($9,967 par due 11/2013)	10.25% (Base Rate + 3.50%/M)	6/29/2011	9,967	9,967	(16)
		Senior secured loan ($6,639 par due 11/2013)	10.00% (Libor + 6.00%/M)	6/29/2011	6,639	6,639	(16)
		Senior secured loan ($5,246 par due 11/2013)	13.00% Cash, 3.00% PIK	5/22/2006	5,246	5,246	(2)
		Senior secured loan ($8,227 par due 11/2013)	8.25% (Libor + 4.25%/M)	5/22/2006	8,227	8,227	(3)(16)
		Senior secured loan ($915 par due 11/2013)	10.25% (Base Rate + 3.50%/M)	6/29/2011	915	915	(3)(16)
		Senior secured loan ($610 par due 11/2013)	10.00% (Libor + 6.00%/M)	6/29/2011	610	610	(3)(16)

					35,207	35,207

					35,207	35,207		1.12%

Printing, Publishing and Media
EarthColor, Inc.(6)	Printing management services	Common stock (89,435 shares)		4/1/2010	—	—

LVCG Holdings LLC(6)	Commercial printer	Membership interests (56.53% interest)		10/12/2007	6,600	—

National Print Group, Inc.	Printing management services	Senior secured revolving loan ($1,141 par due 10/2013)	9.00% (Libor + 6.00%/M)	3/2/2006	1,141	1,027	(16)
		Senior secured revolving loan ($1,031 par due 10/2013)	9.00% (Base Rate + 5.00%/M)	3/2/2006	1,031	928	(16)
		Senior secured loan ($20 par due 10/2013)	10.00% (Libor + 6.00% Cash, 1.00% PIK/Q)	3/2/2006	20	18	(16)
		Senior secured loan ($7,520 par due 10/2013)	10.00% (Libor + 6.00% Cash, 1.00% PIK/Q)	3/2/2006	7,217	6,919	(3)(16)
		Senior secured loan ($181 par due 10/2013)	10.00% (Base Rate + 5.00% Cash, 1.00% PIK/M)	3/2/2006	174	166	(3)(16)
		Preferred stock (9,344 shares)		3/2/2006	2,000	—

					11,583	9,058

The Teaching Company, LLC and The Teaching Company Holdings, Inc.	Education publications provider	Preferred stock (21,711 shares)		9/29/2006	2,171	5,339
		Common stock (15,393 shares)		9/29/2006	3	13

					2,174	5,352

					20,357	14,410		0.46%

Health Clubs
Athletic Club Holdings, Inc.	Premier health club operator	Senior secured loan ($11,500 par due 10/2013)	4.80% (Libor + 4.50%/M)	10/11/2007	11,500	11,270	(3)(12)

					11,500	11,270		0.36%

Wholesale Distribution
BECO Holding Company, Inc.	Wholesale distributor of first response fire protection equipment and related parts	Common stock (25,000 shares)		7/30/2010	2,500	3,151

					2,500	3,151		0.10%

					$5,108,663	$5,094,506		161.87%

(1)
Other than the Company's investments listed in footnote 6 below, the Company does not "Control" any of its portfolio companies, for purposes of the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the "Investment Company Act"). In general, under the Investment Company Act, the Company would "Control" a portfolio company if it owned more than 25% of its outstanding voting securities (i.e., securities with the right to elect directors) and/or had the power to exercise control over the management or policies of such portfolio company. All of the Company's portfolio company investments, which as of December 31, 2011 represented 162% of the Company's net assets or 95% of the Company's total assets, are subject to legal restrictions on sales.

The investments not otherwise pledged as collateral for the Debt Securitization or the Revolving Funding Facility by the respective obligors thereunder are pledged as collateral by the Company and certain of its other subsidiaries for the Revolving Credit Facility (see Note 5 to the consolidated financial statements) (except for a limited number of exceptions as provided in the credit agreement governing the Revolving Credit Facility).

(2)
These assets are owned by the Company's consolidated subsidiary, Ares Capital CP, are pledged as collateral for the Revolving Funding Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than Ares Capital CP's obligations under the Revolving Funding Facility (see Note 5 to the consolidated financial statements).

(3)
Pledged as collateral for the Debt Securitization.

(4)
Investments without an interest rate are non-income producing.

(5)
As defined in the Investment Company Act, the Company is deemed to be an "Affiliated Person" of a portfolio company because the Company owns 5% or more of the portfolio company's outstanding voting securities or the Company has the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the year ended December 31, 2011 in which the issuer was an Affiliated company (but not a portfolio company that the Company "Controls") are as follows:

Company	Purchases	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend Income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
10th Street, LLC	$—	$—	$—	$3,096	$—	$—	$—	$—	$(48)
Apple & Eve, LLC and US Juice Partners, LLC	$5,500	$3,918	$—	$3,478	$—	$—	$35	$—	$(1,709)
BB&T Capital Partners/Windsor Mezzanine Fund, LLC	$—	$2,640	$9,260	$—	$—	$—	$—	$3,902	$(3,804)
Carador, PLC	$—	$—	$9,033	$—	$—	$160	$—	$(2,989)	$3,700
Campus Management Corp. and Campus Management Acquisition Corp.	$571	$—	$—	$—	$—	$—	$—	$—	$(3,308)
CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings, LLC	$—	$75	$8,763	$943	$—	$2,590	$—	$1,561	$(1,364)
Direct Buy Holdings, Inc. and Direct Buy Investors, LP	$38,800	$80,315	$40,695	$2,637	$—	$—	$—	$(17,661)	$(9,356)
Driven Brands, Inc.	$—	$3,569	$4,939	$255	$—	$—	$—	$4,510	$(1,473)
DSI Renal, Inc.	$—	$77,774	$19,684	$7,919	$—	$—	$33	$27,522	$(21,565)
The Dwyer Group	$—	$—	$11,708	$3,479	$—	$1,135	$—	$—	$2,598
ELC Acquisition Corp., ELC Holdings Corporation, and Excelligence Learning Corporation	$137,200	$135,661	$—	$1,056	$—	$203	$22	$—	$(1,046)
Firstlight Financial Corporation	$—	$2,988	$—	$681	$—	$—	$250	$12	$16,197
Growing Family, Inc. and GFH Holdings, LLC	$—	$34	$10,296	$615	$—	$—	$13	$(1,545)	$5,991
Industrial Container Services, LLC	$3,304	$8,491	$1,800	$69	$—	$—	$109	$19,881	$(13,403)
Insight Pharmaceuticals Corporation	$24,730	$56,080	$—	$4,424	$730	$—	$765	$—	$4,944
Investor Group Services, LLC	$500	$500	$—	$3	$—	$206	$9	$—	$295
Multi-Ad Services, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$462
Pillar Processing LLC and PHL Holding Co.	$—	$12,450	$—	$1,584	$—	$—	$147	$—	$(12,628)
Primis Marketing Group, Inc. and Primis Holdings, LLC	$—	$154	$14,068	$—	$—	$—	$—	$(14,068)	$14,120
Regency Healthcare Group, LLC	$—	$—	$2,007	$—	$—	$—	$—	$380	$335
Soteria Imaging Services, LLC	$—	$1,419	$—	$321	$—	$—	$—	$72	$12
VSS-Tranzact Holdings, LLC	$867	$—	$—	$—	$—	$—	$—	$—	$(6,275)
Universal Environmental Services, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—
Universal Trailer Corporation	$—	$—	$7,930	$—	$—	$—	$—	$(7,930)	$7,930
(6)
As defined in the Investment Company Act, the Company is deemed to be both an "Affiliated Person" and to "Control" this portfolio company because it owns more than 25% of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the period for the year ended December 31, 2011 in which the issuer was both an Affiliated company and a portfolio company that the Company is deemed to Control are as follows:

Company	Purchases	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend Income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
AGILE Fund I, LLC	$—	$36	$—	$—	$—	$10	$—	$—	$(37)
Allied Capital REIT, Inc.	$325	$115	$—	$—	$—	$—	$—	$585	$(255)
AllBridge Financial, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$(1,379)
Aviation Properties Corporation	$—	$—	$—	$—	$—	$—	$—	$—	$—
AWTP, LLC	$2,926	$—	$—	$751	$—	$—	$—	$—	$(1,648)
BenefitMall Holdings, Inc.	$—	$—	$—	$7,360	$—	$—	$500	$—	$9,541
Border Foods, Inc.	$—	$28,526	$34,818	$1,401	$—	$—	$—	$5,174	$3,601
Callidus Capital Corporation	$6,000	$3,000	$—	$—	$—	$—	$—	$—	$(2,470)
Ciena Capital LLC	$—	$—	$—	$3,549	$—	$—	$—	$—	$(27,011)
Citipostal, Inc.	$2,850	$2,802	$—	$7,356	$—	$—	$353	$—	$(10,960)
Coverall North America, Inc.	$—	$30,907	$—	$642	$—	$—	$—	$(12,334)	$7,624
Crescent Hotels & Resorts, LLC and affiliates	$—	$—	$—	$213	$—	$—	$—	$—	$(2,666)
EarthColor, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$—
HCI Equity, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$(263)
HCP Acquisition Holdings, LLC	$1,048	$—	$—	$—	$—	$—	$—	$—	$(1,196)
Hot Light Brands, Inc.	$—	$929	$—	$—	$—	$—	$—	$—	$(8)
Huddle House Inc.	$—	$—	$—	$3,123	$—	$—	$750	$—	$2,129
Industrial Air Tool, LP and affiliates	$—	$—	$13,419	$—	$—	$1,170	$185	$581	$(1,517)
Ivy Hill Asset Management, L.P.	$9,419	$—	$—	$—	$—	$19,048	$—	$—	$48,943
Ivy Hill Middle Market Credit Fund, Ltd.	$—	$—	$—	$4,879	$—	$—	$—	$—	$1,899
Knightsbridge CLO 2007-1 Ltd.	$—	$—	$14,852	$1,019	$—	$—	$—	$3,724	$307
Knightsbridge CLO 2008-1 Ltd.	$—	$36,996	$—	$2,568	$—	$—	$—	$1,254	$3,108
LVCG Holdings, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—
Making Memories Wholesale, Inc.	$1,750	$345	$—	$34	$—	$—	$2	$—	$(7,090)
MVL Group, Inc.	$—	$—	$—	$8,452	$—	$—	$—	$—	$(2,525)
Orion Foods, LLC	$3,300	$330	$—	$10,265	$—	$—	$811	$—	$(6,832)
Penn Detroit Diesel Allison, LLC	$—	$4,077	$15,993	$—	$—	$—	$500	$18,388	$(1,987)
Reflexite Corporation	$—	$9,281	$27,435	$1,130	$—	$—	$39	$40,923	$(3,088)
Senior Secured Loan Fund LLC*	$496,816	$—	$—	$118,420	$41,592	$—	$13,307	$—	$688
Stag-Parkway, Inc.	$—	$—	$—	$4,372	$—	$925	$249	$—	$780
Startec Equity, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—
The Thymes, LLC	$—	$1,162	$—	$—	$—	$490	$—	$—	$945

    *    Together with GE, the Company co-invests through the SSLP. The SSLP is capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of the Company and GE (with approval from a representative of each required); therefore, although the Company owns more than 25% of the voting securities of the SSLP, the Company does not believe that it has control over the SSLP (for purposes of the Investment Company Act or otherwise) because, among other things, these "voting securities" do not afford the Company the right to elect directors of the SSLP or any other special rights (see Note 4 to the consolidated financial statements).

(7)
Non-U.S. company or principal place of business outside the U.S. and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(8)
Excepted from the definition of investment company under Section 3(c) of the Investment Company Act and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(9)
In the first quarter of 2011, the Staff informally communicated to certain business development companies the Staff's belief that certain entities, which would be classified as an "investment company" under the Investment Company Act but for the exception from the definition of "investment company" set forth in Rule 3a-7 promulgated under the Investment Company Act, could not be treated as eligible portfolio companies (as defined in Section 2(a)(46) of the Investment Company Act). Subsequently, in August 2011 the Securities and Exchange Commission issued a Concept Release which states that "[a]s a general matter, the Commission presently does not believe that Rule 3a-7 issuers are the type of small, developing and financially troubled businesses in which Congress intended BDCs primarily to invest" and requested comment on whether or not a 3a-7 issuer should be considered an "eligible portfolio company". Ares Capital provided a comment letter in respect of the Concept Release and continues to believe that the language of Section 2(a)(46) of the Investment Company Act permits a business development company to treat as "eligible portfolio companies" entities that rely on the 3a-7 exception. However, given the current uncertainty in this area (including the language in the Concept Release) and subsequent discussions with the Staff, Ares Capital has, solely for purposes of calculating the composition of its portfolio pursuant to Section 55(a) of the Investment Company Act, identified these entities in the Company's schedule of investments as "non-qualifying assets" should the Staff ultimately disagree with Ares Capital's position.

(10)
Variable rate loans to the Company's portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate base rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which reset annually (A), semi-annually (S), quarterly (Q), bi-monthly (B), monthly (M) or daily (D). For each such loan, the Company has provided the interest rate in effect on the date presented.

(11)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 5.00% on $18 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(12)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.50% on $12 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out"

  and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(13)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 4.00% on $45 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(14)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 1.25% on $74 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(15)
Loan was on non-accrual status as of December 31, 2011.

(16)
Loan includes interest rate floor feature.

(17)
In addition to the interest earned based on the stated contractual interest rate of this security, the certificates entitle the holders thereof to receive a portion of the excess cash flow from the SSLP's loan portfolio, which may result in a return to the Company greater than the contractual stated interest rate.

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

(in thousands, except per share data)

					Accumulated Net Realized Loss on Investments, Foreign Currency Transactions, Extinguishment of Debt and Other Assets
	Common Stock			Accumulated Overdistributed Net Investment Income
			Capital in Excess of Par Value			Net Unrealized Gain (Loss) on Investments	Total Stockholders' Equity
	Shares	Amount
Balance at December 31, 2009	109,945	$110	$1,490,458	$3,143	$(31,115)	$(204,708)	$1,257,888
Issuances of common stock in add-on offerings (net of offering and underwriting costs)	34,458	34	457,815	—	—	—	457,849
Shares issued in connection with dividend reinvestment plan	1,523	2	22,529	—	—	—	22,531
Issuance of common stock in the acquisition of Allied Capital Corporation	58,493	58	872,669	—	—	—	872,727
Gain on the acquisition of Allied Capital Corporation	—	—	—	—	195,876	—	195,876
Net increase in stockholders' equity resulting from operations (excluding gain on the acquisition of Allied Capital Corporation)	—	—	—	215,816	49,399	230,743	495,958
Dividends declared ($1.40 per share)	—	—	—	(252,296)	—	—	(252,296)
Tax reclassification of stockholders' equity in accordance with generally accepted accounting principles	—	—	361,855	22,001	(383,856)	—	—

Balance at December 31, 2010	204,419	$204	$3,205,326	$(11,336)	$(169,696)	$26,035	$3,050,533

Shares issued in connection with dividend reinvestment plan	711	1	11,552	—	—	—	11,553
Issuances of the Convertible Unsecured Notes (See Note 5)	—	—	54,716	—	—	—	54,716
Net increase in stockholders' equity resulting from operations	—	—	—	282,403	77,242	(40,192)	319,453
Dividends declared ($1.41 per share)	—	—	—	(288,990)	—	—	(288,990)
Tax reclassification of stockholders' equity in accordance with generally accepted accounting principles	—	—	118,760	7,474	(126,234)	—	—

Balance at December 31, 2011	205,130	$205	$3,390,354	$(10,449)	$(218,688)	$(14,157)	$3,147,265

Issuances of common stock in add-on offerings (net of offering and underwriting costs)	42,297	43	679,938	—	—	—	679,981
Shares issued in connection with dividend reinvestment plan	1,226	1	20,448	—	—	—	20,449
Issuances of the Convertible Unsecured Notes (See Note 5)	—	—	9,967	—	—	—	9,967
Net increase in stockholders' equity resulting from operations	—	—	—	348,861	44,056	115,261	508,178
Dividends declared ($1.60 per share)	—	—	—	(377,494)	—	—	(377,494)
Tax reclassification of stockholders' equity in accordance with generally accepted accounting principles	—	—	16,810	11,172	(27,982)	—	—

Balance at December 31, 2012	248,653	$249	$4,117,517	$(27,910)	$(202,614)	$101,104	$3,988,346

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

(in thousands)

	For the Years Ended December 31,
	2012	2011	2010
OPERATING ACTIVITIES:
Net increase in stockholders' equity resulting from operations	$508,178	$319,453	$691,834
Adjustments to reconcile net increase in stockholders' equity resulting from operations:
Gain on the acquisition of Allied Capital Corporation	—	—	(195,876)
Realized loss on extinguishment of debt	2,678	19,318	1,961
Realized gain on sale of other assets	—	—	(5,882)
Net realized gains on investments	(46,734)	(96,560)	(45,478)
Net unrealized (gains) losses on investments	(115,261)	40,192	(230,743)
Net accretion of discount on investments	(13,747)	(15,894)	(12,594)
Increase in payment-in-kind interest and dividends	(25,036)	(30,070)	(45,002)
Collections of payment-in-kind interest and dividends	21,465	55,814	32,668
Amortization of debt issuance costs	13,140	13,145	8,824
Accretion of discount on notes payable	11,310	11,057	8,201
Depreciation	829	876	923
Proceeds from sales and repayments of investments	2,494,062	2,516,090	1,562,356
Purchases of investments	(3,160,021)	(3,263,626)	(1,559,819)
Acquisition of Allied Capital Corporation, net of cash acquired	—	—	(774,190)
Changes in operating assets and liabilities:
Interest receivable	(9,920)	(26,530)	(4,076)
Other assets	19,042	2,440	12,547
Management and incentive fees payable	39,089	40,099	(14,098)
Accounts payable and accrued expenses	5,774	12,662	(93,484)
Interest and facility fees payable	4,220	4,620	5,437

Net cash used in operating activities	(250,932)	(396,914)	(656,491)

FINANCING ACTIVITIES:
Net proceeds from issuances of common stock	679,981	—	1,330,577
Borrowings on debt	3,212,458	2,458,067	1,737,264
Repayments and repurchases of debt	(3,091,531)	(1,738,632)	(2,154,884)
Debt issuance costs	(44,383)	(25,341)	(25,176)
Dividends paid	(357,332)	(277,150)	(229,765)

Net cash provided by financing activities	399,193	416,944	658,016

CHANGE IN CASH AND CASH EQUIVALENTS	148,261	20,030	1,525
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	120,782	100,752	99,227

CASH AND CASH EQUIVALENTS, END OF PERIOD	$269,043	$120,782	$100,752

Supplemental Information:
Interest paid during the period	$108,761	$87,421	$53,117
Taxes, including excise tax, paid during the period	$10,149	$9,112	$1,323
Dividends declared during the period	$377,494	$288,990	$252,296

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
As of December 31, 2012
(in thousands, except per share data, percentages and as otherwise indicated;
for example, with the words "million," "billion" or otherwise)

1.     ORGANIZATION

        Ares Capital Corporation (the "Company" or "ARCC") is a specialty finance company that is a closed-end, non-diversified management investment company incorporated in Maryland. The Company has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the "Investment Company Act"). The Company has elected to be treated as a regulated investment company, or a "RIC", under the Internal Revenue Code of 1986, as amended (the "Code") and operates in a manner so as to qualify for the tax treatment applicable to RICs.

        On April 1, 2010, the Company consummated its acquisition of Allied Capital Corporation ("Allied Capital"), in an all stock merger where each existing share of common stock of Allied Capital was exchanged for 0.325 shares of the Company's common stock (the "Allied Acquisition"). The Allied Acquisition was valued at approximately $908 million as of April 1, 2010. In connection therewith, the Company issued approximately 58.5 million shares of its common stock to Allied Capital's then-existing stockholders (see Note 17).

        The Company's investment objective is to generate both current income and capital appreciation through debt and equity investments. The Company invests primarily in first lien senior secured loans (including "unitranche" loans, which are loans that combine both senior and mezzanine debt, generally in a first lien position), second lien senior secured loans and mezzanine debt, which in some cases includes an equity component. To a lesser extent, the Company also makes equity investments.

        The Company is externally managed by Ares Capital Management LLC ("Ares Capital Management" or the Company's "investment adviser"), a wholly owned subsidiary of Ares Management LLC ("Ares Management"), a global alternative asset manager and a Securities and Exchange Commission ("SEC") registered investment adviser. Ares Operations LLC ("Ares Operations" or the Company's "administrator"), a wholly owned subsidiary of Ares Management, provides the administrative services necessary for the Company to operate.

2.     SIGNIFICANT ACCOUNTING POLICIES

  Basis of Presentation

        The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with Generally Accepted Accounting Principles or ("GAAP"), and include the accounts of the Company and its consolidated subsidiaries. The consolidated financial statements reflect all adjustments and reclassifications that, in the opinion of management, are necessary for the fair presentation of the results of the operations and financial condition as of and for the periods presented. All significant intercompany balances and transactions have been eliminated.

  Cash and Cash Equivalents

        Cash and cash equivalents include funds from time to time deposited with financial institutions and short-term, liquid investments in a money market fund. Cash and cash equivalents are carried at cost which approximates fair value.

  Concentration of Credit Risk

        The Company places its cash and cash equivalents with financial institutions and, at times, cash held in money market accounts may exceed the Federal Deposit Insurance Corporation insured limit.

  Investments

        Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. Unrealized gains or losses primarily reflect the change in investment values, including the reversal of previously recorded unrealized gains or losses when gains or losses are realized.

        Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, the Company looks at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available (i.e., substantially all of the Company's investments) are valued at fair value as determined in good faith by the Company's board of directors, based on, among other things, the input of the Company's investment adviser, audit committee and independent third-party valuation firms that have been engaged at the direction of the Company's board of directors to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing 12 month period (with certain de minimis exceptions) and under a valuation policy and a consistently applied valuation process. The valuation process is conducted at the end of each fiscal quarter, and a minimum of 50% of the Company's portfolio at fair value is subject to review by an independent valuation firm each quarter. In addition, the Company's independent accountants review the Company's valuation process as part of their overall integrated audit.

        As part of the valuation process, the Company may take into account the following types of factors, if relevant, in determining the fair value of the Company's investments: the enterprise value of a portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to any similar publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Company considers the pricing indicated by the external event to corroborate its valuation.

        Because there is not a readily available market value for most of the investments in its portfolio, the Company values substantially all of its portfolio investments at fair value as determined in good faith by its board of directors, as described herein. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company's investments may fluctuate from period to period. Additionally, the fair value of the Company's investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, the Company could realize significantly less than the value at which the Company has recorded it.

        In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

        The Company's board of directors undertakes a multi-step valuation process each quarter, as described below:

  •
  The Company's quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment in conjunction with the Company's portfolio management team.

  •
  Preliminary valuations are reviewed and discussed with the Company's investment adviser's management and investment professionals, and then valuation recommendations are presented to the Company's board of directors.

  •
  The audit committee of the Company's board of directors reviews these valuations, as well as the input of third parties, including independent third-party valuation firms, with respect to the valuations of a minimum of 50% of the Company's portfolio at fair value.

  •
  The Company's board of directors discusses valuations and ultimately determines the fair value of each investment in the Company's portfolio without a readily available market quotation in good faith based on, among other things, the input of the Company's investment adviser, audit committee and, where applicable, independent third-party valuation firms.

        See Note 8 for more information on the Company's valuation process.

  Interest and Dividend Income Recognition

        Interest income is recorded on an accrual basis and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

        Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current. The Company may make exceptions to this if the loan has sufficient collateral value and is in the process of collection.

        Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies.

  Payment-in-Kind Interest

        The Company has loans in its portfolio that contain payment-in-kind ("PIK") provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain the Company's status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends, even though the Company has not yet collected the cash.

  Capital Structuring Service Fees and Other Income

        The Company's investment adviser seeks to provide assistance to its portfolio companies and in return the Company may receive fees for capital structuring services. These fees are generally only available to the Company as a result of the Company's underlying investments, are normally paid at the closing of the investments, are generally non-recurring and are recognized as revenue when earned upon closing of the investment. The services that the Company's investment adviser provides vary by investment, but generally include reviewing existing credit facilities, arranging bank financing, arranging equity financing, structuring financing from multiple lenders, structuring financing from multiple equity investors, restructuring existing loans, raising equity and debt capital, and providing general financial advice, which concludes upon closing of the investment. Any services of the above nature subsequent to the closing would generally generate a separate fee payable to the Company. In certain instances where the Company is invited to participate as a co-lender in a transaction and does not provide significant services in connection with the investment, a portion of loan fees paid to the Company in such situations will be deferred and amortized over the estimated life of the loan. The Company's investment adviser may also take a seat on the board of directors of a portfolio company, or observe the meetings of the board of directors without taking a formal seat.

        Other income includes fees for management and consulting services, loan guarantees, commitments, amendments and other services rendered by the Company to portfolio companies. Such fees are recognized as income when earned or the services are rendered.

  Foreign Currency Translation

        The Company's books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

  (1)
  Fair value of investment securities, other assets and liabilities—at the exchange rates prevailing at the end of the period.

  (2)
  Purchases and sales of investment securities, income and expenses—at the exchange rates prevailing on the respective dates of such transactions, income or expenses.

        Results of operations based on changes in foreign exchange rates are separately disclosed in the statement of operations, if any. Foreign security and currency translations may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, currency fluctuations and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.

  Equity Offering Expenses

        The Company's offering costs, excluding underwriters' fees, are charged against the proceeds from equity offerings when received.

  Debt Issuance Costs

        Debt issuance costs are amortized over the life of the related debt instrument using the straight line method, which closely approximates the effective yield method.

  U.S. Federal Income Taxes

        The Company has elected to be treated as a RIC under the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, the Company must, among other things, timely distribute to its stockholders at least 90% of its investment company taxable income, as defined by the Code, for each year. The Company, among other things, has made and intends to continue to make the requisite distributions to its stockholders, which will generally relieve the Company from U.S. federal income taxes.

        Depending on the level of taxable income earned in a tax year, the Company may choose to carry forward taxable income in excess of current year dividend distributions from such income into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions, the Company accrues excise tax, if any, on estimated excess taxable income as such taxable income is earned.

        Certain of the Company's consolidated subsidiaries are also subject to U.S. federal and state income taxes.

  Dividends to Common Stockholders

        Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by the Company's board of directors each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are generally distributed, although the Company may decide to retain such capital gains for investment.

        The Company has adopted a dividend reinvestment plan that provides for reinvestment of any distributions the Company declares in cash on behalf of its stockholders, unless a stockholder elects to receive cash. As a result, if the Company's board of directors authorizes, and the Company declares, a cash dividend, then the Company's stockholders who have not "opted out" of the Company's dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of the Company's common stock, rather than receiving the cash dividend. The Company intends to use primarily newly issued shares to implement the dividend reinvestment plan (so long as the Company is trading at a premium to net asset value). If the Company's shares are trading at a significant enough discount to net asset value and the Company is otherwise permitted under applicable law to purchase such shares, the Company intends to purchase shares in the open market in connection with the Company's obligations under the dividend reinvestment plan. However, the Company reserves the right to issue new shares of the Company's common stock in connection with the Company's obligations under the dividend reinvestment plan even if the Company's shares are trading below net asset value.

  Use of Estimates in the Preparation of Financial Statements

        The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of actual and contingent assets and liabilities at the date of the financial statements and the reported amounts of income or loss and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include the valuation of investments.

3.     AGREEMENTS

  Investment Advisory and Management Agreement

        The Company is party to an investment advisory and management agreement (the "investment advisory and management agreement") with Ares Capital Management. Subject to the overall supervision of the Company's board of directors, Ares Capital Management provides investment advisory and management services to the Company. For providing these services, Ares Capital Management receives a fee from the Company consisting of two components—a base management fee and an incentive fee.

        The base management fee is calculated at an annual rate of 1.5% based on the average value of the Company's total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) at the end of the two most recently completed calendar quarters. The base management fee is payable quarterly in arrears.

        The incentive fee has two parts. The first part is calculated and payable quarterly in arrears based on the Company's pre-incentive fee net investment income for the quarter. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the administration agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities, accrued income that the Company has not yet received in cash. The Company's investment adviser is not under any obligation to reimburse the Company for any part of the incentive fees it received that was based on accrued interest that the Company never actually received.

        Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses, unrealized capital appreciation, unrealized capital depreciation or income tax expense related to realized gains. Because of the structure of the incentive fee, it is possible that the Company may pay an incentive fee in a quarter where the Company incurs a loss. For example, if the Company receives pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, the Company will pay the applicable incentive fee even if the Company has incurred a loss in that quarter due to realized and/or unrealized capital losses.

        Pre-incentive fee net investment income, expressed as a rate of return on the value of the Company's net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed "hurdle rate" of 1.75% per quarter. If market credit spreads rise, the Company may be able to invest its funds in debt instruments that provide for a higher return, which may increase the Company's pre-incentive fee net investment income and make it easier for the Company's investment adviser to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income. To the extent the Company has retained pre-incentive fee net investment income that has been used to calculate this part of the incentive fee, it is also included in the amount of the Company's total assets (other than cash and cash equivalents but including assets purchased with borrowed funds) used to calculate the 1.5% base management fee.

        The Company pays its investment adviser an incentive fee with respect to the Company's pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which the Company's pre-incentive fee net investment income does not exceed the hurdle rate;

  •
  100% of the Company's pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter. The Company refers to this portion of its pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.1875%) as the "catch-up" provision. The "catch-up" is meant to provide the Company's investment adviser with 20% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeded 2.1875% in any calendar quarter; and

  •
  20% of the amount of the Company's pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter.

        These calculations are adjusted for any share issuances or repurchases during the quarter.

        The second part of the incentive fee (the "Capital Gains Fee"), is determined and payable in arrears as of the end of each calendar year (or, upon termination of the investment advisory and management agreement, as of the termination date) and is calculated at the end of each applicable year by subtracting (a) the sum of the Company's cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (b) the Company's cumulative aggregate realized capital gains, in each case calculated from October 8, 2004 (the date the Company completed its initial public offering). Realized capital gains and losses include gains and losses on investments and foreign currencies, as well as gains and losses on extinguishment of debt and other assets. If such amount is positive at the end of such year, then the Capital Gains Fee for such year is equal to 20% of such amount, less the aggregate amount of Capital Gains Fees paid in all prior years. If such amount is negative, then there is no Capital Gains Fee for such year.

        The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in the Company's portfolio when sold and (b) the accreted or amortized cost basis of such investment.

        The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in the Company's portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.

        The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in the Company's portfolio as of the applicable Capital Gains Fee calculation date and (b) the accreted or amortized cost basis of such investment.

        Notwithstanding the foregoing, as a result of an amendment to the capital gains portion of the incentive fee under the investment advisory and management agreement that was adopted on June 6, 2011, if the Company is required by GAAP to record an investment at its fair value as of the time of acquisition instead of at the actual amount paid for such investment by the Company (including, for example, as a result of the application of the acquisition method of accounting), then solely for the purposes of calculating the Capital Gains Fee, the "accreted or amortized cost basis" of an investment shall be an amount (the "Contractual Cost Basis") equal to (1) (x) the actual amount paid by the Company for such investment plus (y) any amounts recorded in the Company's financial statements as required by GAAP that are attributable to the accretion of such investment plus (z) any other adjustments made to the cost basis included in the Company's financial statements, including PIK interest or additional amounts funded (net of repayments) minus (2) any amounts recorded in the Company's financial statements as required by GAAP that are attributable to the amortization of such investment, whether such calculated Contractual Cost Basis is higher or lower than the fair value of such investment (as determined in accordance with GAAP) at the time of acquisition.

        The Company defers cash payment of any incentive fee otherwise earned by the Company's investment adviser if during the most recent four full calendar quarter period ending on or prior to the date such payment is to be made the sum of (a) the aggregate distributions to the Company's stockholders and (b) the change in net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) is less than 7.0% of the Company's net assets (defined as total assets less indebtedness) at the beginning of such period. Any deferred incentive fees are carried over for payment in subsequent calculation periods to the extent such payment is payable under the investment advisory and management agreement.

        The Capital Gains Fee payable to the Company's investment adviser as calculated under the investment advisory and management agreement (as described above) for the year ended December 31,

2012 was $11,523. For the years ended December 31, 2011 and 2010, there were no Capital Gains Fees payable under the investment advisory and management agreement. However, in accordance with GAAP, the Company has cumulatively accrued a capital gains incentive fee of $80,820 as of December 31, 2012. GAAP requires that the capital gains incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the investment advisory and management agreement. This GAAP accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the capital gains fee plus the aggregate cumulative unrealized capital appreciation. If such amount is positive at the end of a period, then GAAP requires the Company to record a capital gains fee equal to 20% of such cumulative amount, less the aggregate amount of actual capital gains fees paid or capital gains incentive fees accrued under GAAP in all prior periods. The resulting accrual for any capital gains incentive fee under GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reversal of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual. There can be no assurance that such unrealized capital appreciation will be realized in the future.

        For the year ended December 31, 2012, base management fees were $86,228, incentive fees related to pre-incentive fee net investment income were $95,182 and incentive fees related to capital gains accrued in accordance with GAAP were $31,863. As of December 31, 2012, $131,585 was included in "management and incentive fees payable" in the accompanying consolidated balance sheet, of which $62,288 is currently payable to the Company's investment adviser under the investment advisory and management agreement.

        For the year ended December 31, 2011, base management fees were $71,603, incentive fees related to pre-incentive fee net investment income were $79,029 and incentive fees related to capital gains accrual in accordance with GAAP were $33,348. For the year ended December 31, 2010, base management fees were $51,998, incentive fees related to pre-incentive fee net investment income were $61,286 and incentive fees related to capital gains accrued in accordance with GAAP were $15,609.

  Administration Agreement

        The Company is party to an administration agreement, referred to herein as the "administration agreement", with its administrator, Ares Operations. Pursuant to the administration agreement, Ares Operations furnishes the Company with office equipment and clerical, bookkeeping and record keeping services at the Company's office facilities. Under the administration agreement, Ares Operations also performs, or oversees the performance of, the Company's required administrative services, which include, among other things, providing assistance in accounting, legal, compliance, operations, technology, and investor relations, being responsible for the financial records that the Company is required to maintain and preparing reports to its stockholders and reports filed with the SEC. In addition, Ares Operations assists the Company in determining and publishing its net asset value, assists the Company in providing managerial assistance to its portfolio companies, oversees the preparation and filing of the Company's tax returns and the printing and dissemination of reports to its stockholders, and generally oversees the payment of its expenses and the performance of administrative and professional services rendered to the Company by others. Payments under the Company's administration agreement are equal to an amount based upon its allocable portion of Ares Operations' overhead and other expenses (including travel expenses) incurred by Ares Operations in performing its obligations under the administration agreement, including the Company's allocable portion of the compensation of certain of its officers (including the Company's chief compliance officer, chief financial officer, general counsel, treasurer and assistant treasurer) and their respective staffs. The administration agreement may be terminated by either party without penalty upon 60 days' written notice to the other party.

        For the years ended December 31, 2012, 2011 and 2010, the Company incurred $9,322, $9,563 and $10,979, respectively, in administrative fees. As of December 31, 2012, $2,516 of these fees were unpaid and included in "accounts payable and other liabilities" in the accompanying consolidated balance sheet.

4.     INVESTMENTS

        As of December 31, 2012 and 2011, the Company's investments consisted of the following:

	As of December 31,
	2012		2011
	Amortized Cost(1)	Fair Value	Amortized Cost(1)	Fair Value
Senior term debt	$3,587,770	$3,555,144	$2,691,018	$2,671,114
Subordinated Certificates of the SSLP(2)	1,237,887	1,263,644	1,034,254	1,059,178
Senior subordinated debt	321,331	259,820	592,618	515,014
Collateralized loan obligations	—	—	55,515	54,000
Preferred equity securities	238,837	250,118	251,192	251,064
Other equity securities	430,380	584,005	463,861	527,002
Commercial real estate	7,246	11,824	20,205	17,134

Total	$5,823,451	$5,924,555	$5,108,663	$5,094,506

(1)
The amortized cost represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

(2)
The proceeds from these certificates were applied to co-investments with GE Global Sponsor Finance LLC and General Electric Capital Corporation to fund first lien senior secured loans to 36 and 32 different borrowers as of December 31, 2012 and 2011, respectively.

        The industrial and geographic compositions of the Company's portfolio at fair value at December 31, 2012 and 2011 were as follows:

	As of December 31,
	2012	2011
Industry
Investment Funds and Vehicles(1)	21.7%	23.6%
Healthcare Services	12.9	13.4
Education	7.8	11.2
Financial Services	7.3	6.4
Restaurants and Food Services	7.1	6.8
Other Services	6.7	2.5
Consumer Products	6.6	5.4
Business Services	6.4	6.6
Containers and Packaging	5.1	4.5
Energy	3.7	1.3
Automotive Services	3.4	1.1
Manufacturing	2.4	2.8
Aerospace and Defense	2.0	3.6
Telecommunications	1.6	2.0
Oil and Gas	1.0	0.7
Other	4.3	8.1

Total	100.0%	100.0%

(1)
Includes the Company's investment in the SSLP, which had made first lien senior secured loans to 36 and 32 different borrowers as of December 31, 2012 and 2011, respectively. The portfolio companies in the SSLP are in industries similar to the companies in the Company's portfolio.

	As of December 31,
	2012	2011
Geographic Region
West	49.1%	48.4%
Midwest	19.2	14.5
Southeast	14.7	21.2
Mid Atlantic	12.8	12.8
Northeast	2.3	1.7
International	1.9	1.4

Total	100.0%	100.0%

        As of December 31, 2012, 2.3% of total investments at amortized cost (or 0.6% of total investments at fair value) were on non-accrual status. As of December 31, 2011, 3.3% of total investments at amortized cost (or 0.9% of total investments at fair value) were on non-accrual status.

  Senior Secured Loan Program

        The Company co-invests in first lien senior secured loans of middle market companies with GE Global Sponsor Finance LLC and General Electric Capital Corporation (together, "GE") through an unconsolidated Delaware limited liability company, the Senior Secured Loan Fund LLC (d/b/a the "Senior Secured Loan Program") or the "SSLP". The SSLP is capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of the Company and GE (with approval from a representative of each required). The Company provides capital to the SSLP in the form of subordinated certificates (the "SSLP Certificates").

        As of December 31, 2012 and 2011, the SSLP had available capital of $9.0 billion and $7.7 billion, respectively, of which approximately $6.3 billion and $5.0 billion in aggregate principal amount was funded at December 31, 2012 and 2011, respectively. As of December 31, 2012 and 2011, the Company had agreed to make available to the SSLP approximately $1.8 billion and $1.5 billion, respectively, of which approximately $1.2 billion and $1.0 billion was funded, respectively. Investment of any unfunded amount must still be approved by the investment committee of the SSLP as described above.

        As of December 31, 2012 and 2011, the SSLP had total assets of $6.3 billion and $5.1 billion, respectively. As of December 31, 2012 and 2011, GE's investment in the SSLP consisted of senior notes of $4.8 billion and $3.8 billion, respectively, and SSLP Certificates of $178 million and $149 million, respectively. The SSLP Certificates are junior in right of payment to the senior notes held by GE. The Company owned 87.5% of the outstanding SSLP Certificates as of December 31, 2012 and 2011 and GE owned the remainder. The SSLP's portfolio consisted of first lien senior secured loans to 36 and 32 different borrowers as of December 31, 2012 and 2011, respectively. As of December 31, 2012 and 2011, the portfolio was comprised of all first lien senior secured loans to U.S. middle-market companies and none of these loans was on non-accrual status. As of December 31, 2012 and 2011, the largest loan to a single borrower in the SSLP's portfolio in aggregate principal amount was $330.0 million and $300.0 million, respectively, and the five largest loans to borrowers in the SSLP each totaled $1.4 billion. The portfolio companies in the SSLP are in industries similar to the companies in the Company's portfolio.

        The amortized cost and fair value of the SSLP Certificates held by the Company was $1.2 billion and $1.3 billion, respectively, as of December 31, 2012, and $1.0 billion and $1.1 billion, respectively, as of December 31, 2011. The SSLP Certificates pay a weighted average coupon of approximately LIBOR plus 8.0% and also entitle the holders thereof to receive a portion of the excess cash flow from the loan portfolio, which may result in a return to the holders of the SSLP Certificates that is greater than the contractual coupon. The Company's yield on its investment in the SSLP at fair value was 15.4% and 15.7% as of December 31, 2012 and 2011, respectively. For the years ended December 31, 2012, 2011 and 2010 the Company earned interest income of $184.7 million, $118.4 million and $50.0 million, respectively, from its investment in the SSLP Certificates. The Company is also entitled to certain fees in connection with the SSLP.

        Effective March 30, 2012, Ares Capital Management assumed from the Company the role of co-manager of the SSLP. However, this change did not impact the Company's economics in respect of its participation in the SSLP and Ares Capital Management does not receive any remuneration in respect of its co-manager role.

5.     DEBT

        In accordance with the Investment Company Act, with certain limited exceptions, the Company is only allowed to borrow amounts such that its asset coverage, as calculated in accordance with the Investment Company Act, is at least 200% after such borrowing. As of December 31, 2012 the Company's asset coverage was 282%.

        The Company's outstanding debt obligations as of December 31, 2012 and 2011 were as follows:

	As of December 31,
	2012					2011
(in millions)	Total Aggregate Principal Amount Committed/ Outstanding(1)		Principal Amount Outstanding	Carrying Value		Total Aggregate Principal Amount Committed/ Outstanding(1)	Principal Amount Outstanding	Carrying Value
Revolving Credit Facility	$900,000	(2)	$—	$—		$810,000	$395,000	$395,000
Revolving Funding Facility	620,000	(3)	300,000	300,000		500,000	463,000	463,000
SMBC Funding Facility	400,000		—	—		—	—	—
Debt Securitization	—		—	—		77,531	77,531	77,531
February 2016 Convertible Notes	575,000		575,000	548,521	(4)	575,000	575,000	541,152	(4)
June 2016 Convertible Notes	230,000		230,000	218,761	(4)	230,000	230,000	215,931	(4)
2017 Convertible Notes	162,500		162,500	158,312	(4)	—	—	—
2018 Convertible Notes	270,000		270,000	262,829	(4)	—	—	—
February 2022 Notes	143,750		143,750	143,750		—	—	—
October 2022 Notes	182,500		182,500	182,500		—	—	—
2040 Notes	200,000		200,000	200,000		200,000	200,000	200,000
2047 Notes	230,000		230,000	181,199	(5)	230,000	230,000	180,988	(5)

Total	$3,913,750		$2,293,750	$2,195,872		$2,622,531	$2,170,531	$2,073,602

(1)
Subject to borrowing base and leverage restrictions. Represents the total aggregate amount committed or outstanding, as applicable, under such instrument.

(2)
Provides for a feature that allows the Company, under certain circumstances, to increase the size of the Revolving Credit Facility to a maximum of $1,350,000 as of December 31, 2012.

(3)
Provides for a feature that allows the Company and Ares Capital CP, under certain circumstances, to increase the size of the Revolving Funding Facility to a maximum of $865,000 as of December 31, 2012.

(4)
Represents the aggregate principal amount outstanding of the Convertible Unsecured Notes (as defined below) less the unaccreted discount initially recorded upon issuance of the Convertible Unsecured Notes. The total unaccreted discount for the February 2016 Convertible Notes, the June 2016 Convertible Notes, the 2017 Convertible Notes and the 2018 Convertible Notes was $26,479, $11,239, $4,188 and $7,171 respectively, as of December 31, 2012. The total unaccreted discount for the February 2016 Convertible Notes and the June 2016 Convertible Notes was $33,848 and $14,069, respectively, at December 31, 2011.

(5)
Represents the aggregate principal amount outstanding less the unaccreted purchased discount. The total unaccreted purchased discount on the 2047 Notes was $48,801 and $49,012 as of December 31, 2012 and 2011, respectively.

        The weighted average stated interest rate and weighted average maturity, both on aggregate principal amount, of all the Company's outstanding debt as of December 31, 2012 were 5.5% and 9.8 years, respectively, and as of December 31, 2011 were 4.8% and 9.3 years, respectively.

  Revolving Credit Facility

        In December 2005, the Company entered into a senior secured revolving credit facility (as amended and restated, the "Revolving Credit Facility"), which as of December 31, 2012, allowed the Company to borrow up to $900,000 at any one time outstanding. In May 2012, the Company amended and restated the Revolving Credit Facility to, among other things, increase the size of the facility from $810,000 to $900,000, extend the expiration of the revolving period from January 22, 2013 to May 4,

2015 and extend the stated maturity date from January 22, 2013 to May 4, 2016. The Revolving Credit Facility also includes a feature that allows, under certain circumstances, for an increase in the size of the facility to a maximum of $1,350,000. The Revolving Credit Facility generally requires payments of interest at the end of each LIBOR interest period, but no less frequently than quarterly, on LIBOR based loans, and monthly payments of interest on other loans. From the end of the revolving period to the stated maturity date, the Company is required to repay outstanding principal amounts under the Revolving Credit Facility on a monthly basis in an amount equal to 1/12th of the outstanding principal amount at the end of the revolving period.

        Under the Revolving Credit Facility, the Company is required to comply with various covenants, reporting requirements and other customary requirements for similar revolving credit facilities, including, without limitation, covenants related to: (a) limitations on the incurrence of additional indebtedness and liens, (b) limitations on certain investments, (c) limitations on certain restricted payments, (d) maintaining a certain minimum stockholders' equity, (e) maintaining a ratio of total assets (less total liabilities other than indebtedness) to total indebtedness of the Company and its consolidated subsidiaries of not less than 2.0:1.0, (f) limitations on pledging certain unencumbered assets, and (g) limitations on the creation or existence of agreements that prohibit liens on certain properties of the Company and certain of its subsidiaries. These covenants are subject to important limitations and exceptions that are described in the documents governing the Revolving Credit Facility. Borrowings under the Revolving Credit Facility (and the incurrence of certain other permitted debt) are also subject to compliance with a borrowing base that applies different advance rates to different types of assets in the Company's portfolio that are pledged as collateral. As of December 31, 2012, the Company was in compliance in all material respects with the terms of the Revolving Credit Facility.

        As of December 31, 2012 and 2011, there was $0 and $395,000 outstanding, respectively, under the Revolving Credit Facility. The Revolving Credit Facility also provides for a sub-limit for the issuance of letters of credit for up to an aggregate amount of $125,000. As of December 31, 2012 and 2011, the Company had $43,667 and $47,249, respectively, in standby letters of credit issued through the Revolving Credit Facility. The amount available for borrowing under the Revolving Credit Facility is reduced by any standby letters of credit issued. As of December 31, 2012, there was $856,333 available for borrowing (net of standby letters of credit issued) under the Revolving Credit Facility.

        After May 4, 2012, subject to certain exceptions, the interest rate charged on the Revolving Credit Facility is based on LIBOR plus an applicable spread of 2.25% or a "base rate" (as defined in the agreements governing the Revolving Credit Facility) plus an applicable spread of 1.25%. From January 22, 2010 through May 4, 2012, the interest rate charged on the Revolving Credit Facility was based on LIBOR plus an applicable spread of between 2.50% and 4.00% or on a "base rate" plus an applicable spread of between 1.50% and 3.00%, in each case, based on a pricing grid depending upon the Company's credit ratings. Prior to an amendment and restatement of the Revolving Credit Facility on January 22, 2010, the interest rate charged on the Revolving Credit Facility was based on LIBOR plus an applicable spread of 1.00% or a "base rate". As of December 31, 2012, the one, two, three and six month LIBOR was 0.21%, 0.25%, 0.31% and 0.51%, respectively. As of December 31, 2011, the one, two, three and six month LIBOR was 0.30%, 0.43%, 0.58% and 0.81%, respectively. In addition to the stated interest expense on the Revolving Credit Facility, after May 4, 2012, the Company is required to pay a commitment fee of 0.375% per annum on any unused portion of the Revolving Credit Facility and a letter of credit fee of 2.50% per annum on letters of credit issued, both of which are payable quarterly. Prior to May 4, 2012, the commitment fee was 0.50%, and the letter of credit fee was 3.25%.

        The Revolving Credit Facility is secured by certain assets in the Company's portfolio and excludes investments held by Ares Capital CP under the Revolving Funding Facility and those held by ACJB under the SMBC Funding Facility and prior to the termination of the Debt Securitization, those previously held as part of the Debt Securitization, each as discussed below, and certain other investments.

        The components of interest and credit facility fees expense, cash paid for interest expense, average interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the Revolving Credit Facility were as follows:

	For the Year Ended December 31,
	2012	2011	2010
Stated interest expense	$3,523	$5,541	$10,370
Facility fees	4,260	3,864	3,158
Amortization of debt issuance costs	4,207	6,510	6,635

Total interest and credit facility fees expense	$11,990	$15,915	$20,163

Cash paid for interest expense	$4,128	$5,278	$10,301
Average stated interest rate	2.82%	3.40%	4.25%
Average outstanding balance	$124,855	$163,216	$244,254

  Revolving Funding Facility

        In October 2004, the Company established through its consolidated subsidiary, Ares Capital CP Funding LLC ("Ares Capital CP"), a revolving funding facility (as amended, the "Revolving Funding Facility"), which as of December 31, 2012, allowed Ares Capital CP to borrow up to $620,000 at any one time outstanding. The Revolving Funding Facility is secured by all of the assets held by, and the membership interest in, Ares Capital CP. In June 2012, the Company and Ares Capital CP amended the Revolving Funding Facility to, among other things, (i) increase the size of the Revolving Funding Facility from $500,000 to $580,000, (ii) add a feature that allows, under certain circumstances, for an increase in the size of the facility to a maximum of $865,000, (iii) extend the reinvestment period from January 18, 2015 to April 18, 2015, and (iv) extend the stated maturity date from January 18, 2017 to April 18, 2017. In July 2012, the Company and Ares Capital CP received an increase in the commitments under the Revolving Funding Facility of $40,000, bringing the total commitments to $620,000.

        Amounts available to borrow under the Revolving Funding Facility are subject to a borrowing base that applies different advance rates to different types of assets held by Ares Capital CP. Ares Capital CP is also subject to limitations with respect to the loans securing the Revolving Funding Facility, including restrictions on sector concentrations, loan size, payment frequency and status, collateral interests, loans with fixed rates and loans with certain investment ratings, as well as restrictions on portfolio company leverage, which may also affect the borrowing base and therefore amounts available to borrow. The Company and Ares Capital CP are also required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. These covenants are subject to important limitations and exceptions that are described in the agreements governing the Revolving Funding Facility. As of December 31, 2012, the Company and Ares Capital CP were in compliance in all material respects with the terms of the Revolving Funding Facility.

        As of December 31, 2012 and 2011, there was $300,000 and $463,000 outstanding, respectively, under the Revolving Funding Facility. After a January 18, 2012 amendment to the Revolving Funding Facility, and as of December 31, 2012, the interest rate charged on the Revolving Funding Facility was based on LIBOR plus an applicable spread of 2.50% or on a "base rate" (as defined in the agreements governing the Revolving Funding Facility) plus an applicable spread of 1.50%. See Note 19 for subsequent events relating to the Revolving Funding Facility. From January 22, 2010 through January 18, 2012, the interest rate charged on the Revolving Funding Facility was based on LIBOR plus an applicable spread of between 2.25% and 3.75% or on a "base rate" plus an applicable spread of between 1.25% to 2.75%, in each case, based on a pricing grid depending upon the Company's credit ratings. Prior to an amendment of the Revolving Funding Facility on January 22, 2010, the interest rate charged on the Revolving Funding Facility was based on the commercial paper rate plus 3.50%. As of December 31, 2012 and 2011, the interest rate in effect was based on one month LIBOR, which was 0.21% and 0.30%, respectively. Ares Capital CP is also required to pay a commitment fee of between 0.50% and 1.75% depending on the size of the unused portion of the Revolving Funding Facility.

        The components of interest and credit facility fees expense, cash paid for interest expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the Revolving Funding Facility were as follows:

	For the Year Ended December 31,
	2012	2011	2010
Stated interest expense	$10,557	$7,380	$7,458
Facility fees	1,209	2,226	1,453
Amortization of debt issuance costs	1,772	2,225	1,787

Total interest and credit facility fees expense	$13,538	$11,831	$10,698

Cash paid for interest expense	$11,979	$6,281	$7,224
Average stated interest rate	2.80%	3.03%	3.01%
Average outstanding balance	$377,098	$243,639	$247,490

  SMBC Funding Facility

        In January 2012, the Company established through its consolidated subsidiary, Ares Capital JB Funding LLC ("ACJB"), a revolving funding facility (as amended, the "SMBC Funding Facility") with ACJB, as the borrower, Sumitomo Mitsui Banking Corporation ("SMBC"), as the administrative agent, collateral agent, and lender, which as of December 31, 2012 allowed ACJB to borrow up to $400,000 at any one time outstanding. In September 2012, the Company and ACJB amended the SMBC Funding Facility to, among other things, (i) increase the size of the SMBC Funding Facility from $200,000 to $400,000, (ii) extend the reinvestment period from January 20, 2015 to September 14, 2015 and (iii) extend the stated maturity date from January 20, 2020 to September 14, 2020. The reinvestment period and the stated maturity date are both subject to two one-year extensions by mutual agreement.

        Amounts available to borrow under the SMBC Funding Facility are subject to a borrowing base that applies an advance rate to assets held by ACJB. The Company and ACJB are also required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. These covenants are subject to important limitations and exceptions that are described in the documents governing the SMBC Funding Facility. As of December 31, 2012, the Company and ACJB were in compliance in all material respects with the terms of the SMBC Funding Facility.

        As of December 31, 2012, there were no amounts outstanding under the SMBC Funding Facility. Subject to certain exceptions, the interest rate charged on the SMBC Funding Facility is based on one month LIBOR plus an applicable spread of 2.125% or a "base rate" (as defined in the agreements governing the SMBC Funding Facility) plus an applicable spread of 1.125%. As of December 31, 2012, one-month LIBOR was 0.21%. Prior to July 20, 2012, there was no commitment fee required to be paid. Beginning on July 20, 2012, ACJB was required to pay a commitment fee of 0.50% depending on the size of the unused portion of the SMBC Funding Facility. As a result of the September 2012 amendment to the SMBC Funding Facility described above, ACJB is not required to pay a commitment fee until September 15, 2013, at which time ACJB will be required to pay a commitment fee of 0.50% depending on the size of the unused portion of the SMBC Funding Facility.

        The components of interest and credit facility fees expense, cash paid for interest expense, average interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the SMBC Funding Facility were as follows:

For the Year Ended December 31, 2012
Stated interest expense	$1,419
Facility fees	3
Amortization of debt issuance costs	629

Total interest and credit facility fees expense	$2,051

Cash paid for interest expense	$1,404
Average stated interest rate	2.41%
Average outstanding balance	$58,987

  Debt Securitization

        In July 2006, through ARCC Commercial Loan Trust 2006, a vehicle serviced by the Company's consolidated subsidiary, ARCC CLO 2006 LLC ("ARCC CLO"), the Company completed a $400,000 debt securitization (the "Debt Securitization") and issued approximately $314,000 aggregate principal amount of asset backed notes to third parties (the "CLO Notes") that were secured by a pool of middle market loans that were purchased or originated by the Company. The Company initially retained approximately $86,000 of aggregate principal amount of certain "BBB" and non-rated securities in the Debt Securitization and subsequently repurchased $34,790 of the CLO Notes. In June 2012, the Company repaid in full the $60,049 aggregate principal amount outstanding of the CLO Notes and terminated or discharged the agreements governing the Debt Securitization.

        The classes, amounts and interest rates (expressed as a spread to LIBOR) of the CLO Notes as of December 31, 2011 were as follows:

Class	Amount	LIBOR Spread (basis points)
A-1A	$4,896	25
A-1A VFN	12,520	28
A-1B	14,000	37
A-2B	13,905	35
B	9,000	43
C	23,210	70

Total	$77,531

        The interest charged under the Debt Securitization was based on three month LIBOR, which as of December 31, 2011 was 0.56%. The blended interest rate charged on the CLO Notes, excluding fees, at December 31, 2011, was approximately three month LIBOR plus 45 basis points. The Company was also required to pay a commitment fee of 0.175% for any unused portion of the Class A-1A VFN Notes through June 17, 2011, the end of the reinvestment period, which is included in facility fees below.

        In connection with the repayment in full of the CLO Notes ahead of their scheduled maturities, the remaining unamortized debt issuance costs related to the CLO Notes of $2,678 were expensed and resulted in a realized loss on the extinguishment of debt.

        The components of interest and credit facility fees expense, cash paid for interest expense, average interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the Debt Securitization were as follows:

	For the Year Ended December 31,
	2012	2011	2010
Stated interest expense	$321	$897	$1,534
Facility fees	—	25	21
Amortization of debt issuance costs	179	356	358

Total interest and credit facility fees expense	$500	$1,278	$1,913

Cash paid for interest expense	$347	$903	$1,536
Average stated interest rate	1.01%	0.70%	0.68%
Average outstanding balance	$31,829	$128,468	$228,252

  Unsecured Notes

  Convertible Unsecured Notes

        In January 2011, the Company issued $575,000 aggregate principal amount of unsecured convertible senior notes that mature on February 1, 2016 (the "February 2016 Convertible Notes"), unless previously converted or repurchased in accordance with their terms. In March 2011, the Company issued $230,000 aggregate principal amount of unsecured convertible senior notes that mature on June 1, 2016 (the "June 2016 Convertible Notes"), unless previously converted or repurchased in accordance with their terms. In March 2012, the Company issued $162,500 aggregate principal amount of unsecured convertible senior notes that mature on March 15, 2017 (the "2017 Convertible Notes"), unless previously converted or repurchased in accordance with their terms. In the fourth quarter of 2012, the Company issued $270,000 aggregate principal amount of unsecured convertible senior notes that mature on January 15, 2018 (the "2018 Convertible Notes" and together with the 2017 Convertible Notes, February 2016 Convertible Notes and the June 2016 Convertible Notes, the "Convertible Unsecured Notes"), unless previously converted or repurchased in accordance with their terms. The Company does not have the right to redeem the Convertible Unsecured Notes prior to maturity. The February 2016 Convertible Notes, the June 2016 Convertible Notes, the 2017 Convertible Notes and the 2018 Convertible Notes bear interest at a rate of 5.75%, 5.125%, 4.875% and 4.75%, respectively, per year, payable semi-annually.

        In certain circumstances, the Convertible Unsecured Notes will be convertible into cash, shares of the Company's common stock or a combination of cash and shares of its common stock, at the Company's election, at their respective conversion rates (listed below as of December 31, 2012) subject to customary anti-dilution adjustments and the requirements of their respective indenture (the "Convertible Unsecured Notes Indentures"). Prior to the close of business on the business day immediately preceding their respective conversion date (listed below), holders may convert their Convertible Unsecured Notes only under certain circumstances set forth in the Convertible Unsecured Notes Indentures. On or after their respective conversion dates until the close of business on the scheduled trading day immediately preceding their respective maturity date, holders may convert their Convertible Unsecured Notes at any time. In addition, if the Company engages in certain corporate events as described in their respective Convertible Unsecured Notes Indenture, holders of the Convertible Unsecured Notes may require the Company to repurchase for cash all or part of the Convertible Unsecured Notes at a repurchase price equal to 100% of the principal amount of the Convertible Unsecured Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

        Certain key terms related to the convertible features for each of the Convertible Unsecured Notes are listed below.

	February 2016 Convertible Notes	June 2016 Convertible Notes	2017 Convertible Notes	2018 Convertible Notes
Conversion premium	17.5%	17.5%	17.5%	17.5%
Closing stock price at issuance	$16.28	$16.20	$16.46	$16.91
Closing stock price date	January 19, 2011	March 22, 2011	March 8, 2012	October 3, 2012
Conversion price as of December 31, 2012	$18.89	$18.80	$19.21	$19.81
Conversion rate as of December 31, 2012 (shares per one thousand dollar principal amount)	52.9289	53.1903	52.0606	50.4731
Conversion dates	August 15, 2015	December 15, 2015	September 15, 2016	July 15, 2017

        As of December 31, 2012, the principal amounts of each series of the Convertible Unsecured Notes exceeded the value of the underlying shares multiplied by the per share closing price of the Company's common stock.

        The Convertible Unsecured Notes Indentures contain certain covenants, including covenants requiring the Company to comply with Section 18(a)(1)(A) as modified by Section 61(a)(1) of the Investment Company Act and to provide financial information to the holders of the Convertible Unsecured Notes under certain circumstances. These covenants are subject to important limitations and exceptions that are described in the Convertible Unsecured Notes Indentures. As of December 31, 2012, the Company was in compliance in all material respects with the terms of the Convertible Unsecured Notes Indentures.

        The Convertible Unsecured Notes are accounted for in accordance with Accounting Standards Codification ("ASC") 470-20. Upon conversion of any of the Convertible Unsecured Notes, the Company intends to pay the outstanding principal amount in cash and to the extent that the conversion value exceeds the principal amount, the Company has the option to pay in cash or shares of the Company's common stock (or a combination of cash and shares) in respect of the excess amount, subject to the requirements of the Convertible Unsecured Notes Indentures. The Company has determined that the embedded conversion options in the Convertible Unsecured Notes are not required to be separately accounted for as a derivative under GAAP. In accounting for the Convertible Unsecured Notes, the Company estimated at the time of issuance that the values of the debt and equity components were approximately 93% and 7%, respectively, for each of the February 2016 Convertible Notes and the June 2016 Convertible Notes, approximately 97% and 3%, respectively, for the 2017 Convertible Notes and approximately 98% and 2%, respectively, for the 2018 Convertible Notes. The original issue discount equal to the equity components of the Convertible Unsecured Notes was recorded in "capital in excess of par value" in the accompanying consolidated balance sheet. As a result, the Company records interest expense comprised of both stated interest expense as well as accretion of the original issue discount. Additionally, the issuance costs associated with the Convertible Unsecured Notes were allocated to the debt and equity components in proportion to the allocation of the proceeds and accounted for as debt issuance costs and equity issuance costs, respectively.

        At the time of issuance, the debt issuance costs and equity issuance costs for the February 2016 Convertible Notes were $15,778 and $1,188, respectively, for the June 2016 Convertible Notes were $5,913 and $445, respectively, for the 2017 Convertible Notes were $4,813 and $149, respectively, and for the 2018 Convertible Notes were $5,712 and $116, respectively. At the time of issuance and as of December 31, 2012, the equity component, net of issuance costs as recorded in the "capital in excess of par value" in the accompanying consolidated balance sheet for the February 2016 Convertible Notes, the June 2016 Convertible Notes, the 2017 Convertible Notes and the 2018 Convertible Notes was $39,062, $15,654, $4,724 and $5,243, respectively.

        As of December 31, 2012, the components of the carrying value of the Convertible Unsecured Notes, the stated interest rate and the effective interest rate were as follows:

	February 2016 Convertible Notes	June 2016 Convertible Notes	2017 Convertible Notes	2018 Convertible Notes
Principal amount of debt	$575,000	$230,000	$162,500	$270,000
Original issue discount, net of accretion	(26,479)	(11,239)	(4,188)	(7,171)

Carrying value of debt	$548,521	$218,761	$158,312	$262,829

Stated interest rate	5.75%	5.125%	4.875%	4.750%
Effective interest rate(1)	7.1%	6.4%	5.4%	5.1%

(1)
The effective interest rate of the debt component of the Convertible Unsecured Notes is equal to the stated interest rate plus the accretion of original issue discount.

        For the years ended December 31, 2012 and 2011, the components of interest expense and cash paid for interest expense for the Convertible Unsecured Notes were as follows:

	For year ended December 31,
	2012	2011
Stated interest expense	$53,877	$39,797
Accretion of original issue discount	11,099	8,434
Amortization of debt issuance costs	5,436	3,813

Total interest expense	$70,412	$52,044

Cash paid for interest expense	$48,833	$25,039

  February 2022 Notes

        In February 2012, the Company issued $143,750 aggregate principal amount of senior unsecured notes that mature on February 15, 2022 (the "February 2022 Notes"). The February 2022 Notes bear interest at a rate of 7.00% per year, payable quarterly and all principal is due upon maturity. The February 2022 Notes may be redeemed in whole or in part at any time or from time to time at the Company's option on or after February 15, 2015, at a par redemption price of $25.00 per security plus accrued and unpaid interest. Total proceeds from the issuance of the February 2022 Notes, net of underwriting discounts and offering costs, were approximately $138,338.

  October 2022 Notes

        In September 2012 and October 2012, the Company issued $182,500 aggregate principal amount of senior unsecured notes that mature on October 1, 2022 (the "October 2022 Notes"). The October 2022 Notes bear interest at a rate of 5.875% per year, payable quarterly commencing on January 1, 2013 and all principal is due upon maturity. The October 2022 Notes may be redeemed in whole or in part at any time or from time to time at the Company's option on or after October 1, 2015, at a par redemption price of $25.00 per security plus accrued and unpaid interest. Total proceeds from the issuance of the October 2022 Notes, net of underwriting discounts and offering costs, were approximately $176,054.

  2040 Notes

        In October 2010, the Company issued $200,000 aggregate principal amount of senior unsecured notes that mature on October 15, 2040 (the "2040 Notes"). The 2040 Notes bear interest at a rate of

7.75% per year, payable quarterly and all principal is due upon maturity. The 2040 Notes may be redeemed in whole or in part at any time or from time to time at the Company's option on or after October 15, 2015, at a par redemption price of $25.00 per security plus accrued and unpaid interest. Total proceeds from the issuance of the 2040 Notes, net of underwriting discounts and offering costs, were approximately $193,000.

        The components of interest expense and cash paid for interest expense for the February 2022 Notes, the October 2022 Notes and the 2040 Notes are as follows:

	For the year ended December 31,
	2012	2011	2010
Stated interest expense	$27,544	$15,500	$3,014
Amortization of debt issuance costs	917	242	44

Total interest expense	$28,461	$15,742	$3,058

Cash paid for interest expense	$26,258	$15,242	$—

  Allied Unsecured Notes

        As part of the Allied Acquisition, the Company assumed all outstanding debt obligations of Allied Capital, including Allied Capital's unsecured notes, which consisted of 6.625% Notes due on July 15, 2011 (the "2011 Notes"), 6.000% Notes due on April 1, 2012 (the "2012 Notes") and 6.875% Notes due on April 15, 2047 (the "2047 Notes" and, together with the 2011 Notes and the 2012 Notes, the "Allied Unsecured Notes"). In accordance with ASC 805-10, the initial carrying value of the Allied Unsecured Notes was equal to the fair value as of April 1, 2010 resulting in an initial unaccreted discount from the principal amount of the Allied Unsecured Notes of approximately $65,800. Accretion expense related to this discount is included in "interest and credit facility fees" in the accompanying statement of operations.

        March 16, 2011 the Company redeemed the remaining balance of the 2011 Notes for a total redemption price (including a redemption premium) of $306,800, in accordance with the terms of the indenture governing the 2011 Notes, which realized a loss on the extinguishment of debt of $8,860. On April 27, 2011, the Company redeemed the remaining balance of the 2012 Notes for a total redemption price (including a redemption premium) of $169,338, in accordance with the terms of the indenture governing the 2012 Notes, which resulted in a realized loss on the extinguishment of debt of $10,458. During the year ended December 31, 2010, the Company purchased $19,350 principal amount of the 2011 Notes and $34,400 principal amount of the 2012 Notes. As a result of these transactions, the Company recognized a realized loss on the extinguishment of debt of $1,961.

        As of December 31, 2012 and 2011, the 2047 Notes were outstanding as follows:

	As of December 31,
	2012		2011
	Outstanding Principal	Carrying Value(1)	Outstanding Principal	Carrying Value(1)
2047 Notes	$230,000	$181,199	$230,000	$180,988

(1)
Represents the principal amount of the 2047 Notes less the unaccreted purchased discount initially recorded as a part of the Allied Acquisition.

        The 2047 Notes bear interest at a rate of 6.875% and mature on April 15, 2047. The 2047 Notes require payment of interest quarterly, and all principal is due upon maturity. The 2047 Notes may be redeemed in whole or in part at any time or from time to time at the Company's option, at a par redemption price of $25.00 per security plus accrued and unpaid interest and upon the occurrence of certain tax events as described in the indenture governing the 2047 Notes.

        The components of interest expense and cash paid for interest expense for the Allied Unsecured Notes are as follows:

	For the Year Ended December 31,
	2012	2011	2010
Stated interest expense	$15,813	$23,078	$35,314
Accretion of original issue discount	211	2,624	8,201

Total interest expense	$16,024	$25,702	$43,515

Cash paid for interest expense	$15,812	$34,678	$34,056

        The February 2022 Notes, the October 2022 Notes, the 2040 Notes and the 2047 Notes contain certain covenants, including covenants requiring the Company to comply with Section 18(a)(1)(A) as modified by Section 61(a)(1) of the Investment Company Act and to provide financial information to the holders of such notes under certain circumstances. These covenants are subject to important limitations and exceptions set forth in the indentures governing such notes. As of December 31, 2012, the Company was in compliance in all material respects with the terms of the indentures governing the February 2022 Notes, the October 2022 Notes, the 2040 Notes and the 2047 Notes.

        The Convertible Unsecured Notes and the Unsecured Notes are the Company's senior unsecured obligations and rank senior in right of payment to its existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Unsecured Notes and the Unsecured Notes; equal in right of payment to the Company's existing and future unsecured indebtedness that is not expressly subordinated; effectively junior in right of payment to any of its secured indebtedness (including existing unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company's subsidiaries, financing vehicles or similar facilities.

6.     DERIVATIVE INSTRUMENTS

        In October 2008, the Company entered into an interest rate swap agreement that terminated on December 20, 2010 to mitigate the Company's exposure to adverse fluctuations in interest rates for a total notional amount of $75,000. Under the interest rate swap agreement, the Company paid a fixed interest rate of 2.985% and received a floating rate based on the prevailing three-month LIBOR. For the year ended December 31, 2010, the Company recognized $1,741 in unrealized appreciation related to this swap agreement. Upon termination of this swap agreement in 2010, no realized gain or loss was recognized.

7.     COMMITMENTS AND CONTINGENCIES

        The Company has various commitments to fund investments in its portfolio as described below.

        As of December 31, 2012 and 2011, the Company had the following commitments to fund various revolving and delayed draw senior secured and subordinated loans, including commitments to fund which are at (or substantially at) the Company's discretion:

	As of December 31,
	2012	2011
Total revolving and delayed draw commitments	$466,630	$565,630
Less: funded commitments	(107,121)	(125,037)

Total unfunded commitments	359,509	440,593
Less: commitments substantially at discretion of the Company	(6,000)	(64,750)
Less: unavailable commitments due to borrowing base or other covenant restrictions	(571)	(5,518)

Total net adjusted unfunded revolving and delayed draw commitments	$352,938	$370,325

        Included within the total revolving and delayed draw commitments as of December 31, 2012 were commitments to issue up to $62,250 in standby letters of credit through a financial intermediary on behalf of certain portfolio companies. Under these arrangements, if the standby letters of credit were to be issued, the Company would be required to make payments to third parties if the portfolio companies were to default on their related payment obligations. As of December 31, 2012, the Company had $41,354 in standby letters of credit issued and outstanding under these commitments on behalf of the portfolio companies, of which no amounts were recorded as a liability on the Company's balance sheet as such letters of credit are considered in the valuation of the investments in the portfolio company. Of these letters of credit $41,288 expire in 2013 and $66 expire in 2014.

        As of December 31, 2012 and 2011, the Company was party to subscription agreements to fund equity investments in private equity investment partnerships as follows:

	As of December 31,
	2012	2011
Total private equity commitments	$131,042	$132,030
Less: funded private equity commitments	(66,533)	(67,428)

Total unfunded private equity commitments	64,509	64,602
Less: private equity commitments substantially at discretion of the Company	(53,088)	(53,525)

Total net adjusted unfunded private equity commitments	$11,421	$11,077

        In addition, as of each of December 31, 2012 and 2011, the Company had outstanding guarantees or similar obligations on behalf of certain portfolio companies totaling $800.

        In the ordinary course of business, the Company may sell certain of its investments to third party purchasers. In particular, in connection with the sale of certain controlled portfolio company equity investments (as well as certain other sales) the Company has, and may continue to do so in the future, agreed to indemnify such purchasers for future liabilities arising from the investments and the related sale transaction. Such indemnification provisions may give rise to future liabilities.

        As of December 31, 2012, one of the Company's portfolio companies, Ciena Capital LLC ("Ciena"), had one non-recourse securitization Small Business Administration ("SBA") loan warehouse facility, which has reached its maturity date but remains outstanding. Ciena is working with the providers of the SBA loan warehouse facility with regard to the repayment of that facility. Allied

Capital had previously issued a performance guaranty (which the Company succeeded to as a result of the Allied Acquisition) whereby the Company must indemnify the warehouse providers for any damages, losses, liabilities and related costs and expenses that they may incur as a result of Ciena's failure to perform any of its obligations as loan originator, loan seller or loan servicer under the warehouse facility. As of December 31, 2012, there are no known issues or claims with respect to this performance guaranty.

  Lease Commitments

        The Company is obligated under a number of operating leases and a sublease for office spaces with terms ranging from less than one year to more than 15 years. Rent expense for the years ended December 31, 2012, 2011 and 2010 was $3,958, $3,343 and $5,167, respectively.

        The following table shows future minimum payments under the Company's operating leases and subleases:

For the year ending December 31,	Amount
2013	$7,101
2014	6,603
2015	5,198
2016	5,380
2017	5,529
Thereafter	43,172

Total	$72,983

        For certain of its operating leases, the Company has entered into subleases including ones with Ares Management and Ivy Hill Asset Management, L.P. ("IHAM"), a wholly owned portfolio company of the Company. See Note 13 for further description of these subleases.

        The following table shows future expected rental payments to be received under the Company's subleases:

For the year ending December 31,	Amount
2013	$2,505
2014	2,271
2015	1,567
2016	1,625
2017	1,671
Thereafter	14,460

Total	$24,099

8.     FAIR VALUE OF FINANCIAL INSTRUMENTS

        The Company follows ASC 825-10, which provides companies the option to report selected financial assets and liabilities at fair value. ASC 825-10 also establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect of the company's choice to use fair value on its earnings. ASC 825-10 also requires entities to display the fair value of the selected assets and liabilities on the face of the balance sheet. The Company has not elected the ASC 825-10 option to report selected financial assets and liabilities at fair value. With the exception of the line items entitled "other assets" and "debt," which are reported at amortized cost, all assets and liabilities approximate fair value on the balance sheet. The carrying value of the line items entitled "interest receivable," "receivable for open trades," "payable for open trades," "accounts payable and accrued expenses," "management and incentive fees payable" and "interest and facility fees payable" approximate fair value due to their short maturity.

        The Company also follows ASC 820-10, which expands the application of fair value accounting. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC 820-10 requires the Company to assume that the portfolio investment is sold in its principal market to market participants or, in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820-10, the Company has considered its principal market as the market in which the Company exits its portfolio investments with the greatest volume and level of activity. ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below:

  •
  Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

  •
  Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

  •
  Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

        In addition to using the above inputs in investment valuations, the Company continues to employ the net asset valuation policy approved by the Company's board of directors that is consistent with ASC 820-10 (see Note 2). Consistent with the Company's valuation policy, it evaluates the source of inputs, including any markets in which the Company's investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. The Company's valuation policy considers the fact that because there is not a readily available market value for most of the investments in the Company's portfolio, the fair value of the investments must typically be determined using unobservable inputs.

        The Company's portfolio investments (other than as discussed below in the following paragraph) are typically valued using two different valuation techniques. The first valuation technique is an analysis of the enterprise value ("EV") of the portfolio company. Enterprise value means the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The primary method for determining EV uses a multiple analysis whereby appropriate multiples are applied to the portfolio company's EBITDA (net income before net interest expense, income tax expense, depreciation and amortization). EBITDA multiples are typically determined based upon review of market comparable transactions and publicly traded comparable companies, if any. The second method for determining EV uses a discounted cash flow analysis whereby future expected cash flows of the portfolio company are discounted to determine a present value using estimated discount rates (typically a weighted average cost of capital based on costs of debt and equity consistent with current market conditions). The EV analysis is performed to determine the value of equity investments, the value of debt investments in portfolio companies where the Company has control or could gain control through an option or warrant security, and to determine if there is credit impairment for debt investments. If debt investments are credit impaired, an EV analysis may be used to value such debt investments; however, in addition to the methods outlined above, other methods such as a liquidation or wind-down analysis may be utilized to estimate enterprise value. The second valuation technique is a yield analysis, which is typically performed for non-credit impaired debt investments in portfolio companies where the Company does not own a controlling equity position. To determine fair value using a yield analysis, a current price is imputed for the investment based upon an assessment of the expected market yield for a similarly structured investment with a similar level of risk. In the yield analysis, the Company considers the current contractual interest rate, the maturity and other terms of the investment relative to risk of the company and the specific investment. A key determinant of risk, among other things, is the leverage through the investment relative to the enterprise value of the portfolio company. As debt investments held by the Company are substantially illiquid with no active transaction market, the Company depends on primary market data, including newly funded transactions, as well as secondary market data with respect to high yield debt instruments and syndicated loans, as inputs in determining the appropriate market yield, as applicable.

        For other portfolio investments such as investments in collateralized loan obligations and the SSLP Certificates, discounted cash flow analysis is the primary technique utilized to determine fair value. Expected future cash flows associated with the investment are discounted to determine a present value using a discount rate that reflects estimated market return requirements.

        The following table summarizes the significant unobservable inputs the Company used to value the majority of its investments categorized within Level 3 as of December 31, 2012. The table is not intended to be all-inclusive, but instead captures the significant unobservable inputs relevant to the Company's determination of fair values.

			Unobservable Input
Asset Category	Fair Value	Primary Valuation Technique	Input	Range	Weighted Average
Senior term debt	$3,555,144	Yield Analysis	Market Yield	5.3% - 21.9%	9.8%
Subordinated Certificates of the SSLP	1,263,644	Discounted Cash Flow	Discount Rate	11.5% - 14.5%	13.5%
Senior subordinated debt	259,820	Yield Analysis	Market Yield	10.0% - 18.6%	14.9%
Preferred equity securities	250,118	EV Market Multiple Analysis	EBITDA Multiple	4.5x - 10.5x	8.1	x
Other equity securities and other	585,931	EV Market Multiple Analysis	EBITDA Multiple	4.5x - 12.8x	7.4	x

Total	$5,914,657

        Changes in market yields, discount rates or EBITDA multiples, each in isolation, may change the fair value of certain of the Company's investments. Generally, an increase in market yields or discount rates or decrease in EBITDA multiples may result in a decrease in the fair value of certain of the Company's investments.

        Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company's investments may fluctuate from period to period. Additionally, the fair value of the Company's investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, it could realize significantly less than the value at which the Company has recorded it.

        In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

        The following table presents fair value measurements of cash and cash equivalents and investments as of December 31, 2012:

	Fair Value Measurements Using
	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$269,043	$269,043	$—	$—
Investments	$5,924,555	$9,898	$—	$5,914,657

        The following table presents fair value measurements of cash and cash equivalents and investments as of December 31, 2011:

	Fair Value Measurements Using
	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$120,782	$120,782	$—	$—
Investments	$5,094,506	$—	$—	$5,094,506

        The following table presents changes in investments that use Level 3 inputs as of and for the year ended December 31, 2012:

As of and for the year ended December 31, 2012
Balance as of December 31, 2011	$5,094,506
Net realized and unrealized gains	155,587
Purchases	3,161,661
Sales	(667,550)
Redemptions	(1,862,848)
Payment-in-kind interest and dividends	25,036
Accretion of discount on securities	13,747
Net transfers in and/or out of Level 3	(5,482)

Balance as of December 31, 2012	$5,914,657

        As of December 31, 2012, the net unrealized appreciation on the investments that use Level 3 inputs was $92,638.

        The following table presents changes in investments that use Level 3 inputs as of and for the year ended December 31, 2011:

As of and for the year ended December 31, 2011
Balance as of December 31, 2010	$4,312,657
Net realized and unrealized gains	69,658
Purchases	3,239,023
Sales	(994,989)
Redemptions	(1,553,167)
Payment-in-kind interest and dividends	30,070
Accretion of discount on securities	15,894
Net transfers in and/or out of Level 3	(24,640)

Balance as of December 31, 2011	$5,094,506

        As of December 31, 2011, the net unrealized depreciation on the investments that use Level 3 inputs was $14,157.

        Transfers between levels, if any, are recognized at the beginning of the quarter in which the transfers occur.

        Following are the carrying and fair values of the Company's debt obligations as of December 31, 2012 and 2011. Fair value is estimated by discounting remaining payments using applicable current market rates, which take into account changes in the Company's marketplace credit ratings, or market quotes, if available.

	As of December 31,
	2012			2011
	Carrying value(1)		Fair value	Carrying value(1)		Fair value
Revolving Credit Facility	$—		$—	$395,000		$399,400
Revolving Funding Facility	300,000		303,209	463,000		467,900
Debt Securitization	—		—	77,531		68,215
February 2016 Convertible Notes (principal amount outstanding of $575,000)	548,521	(2)	617,550	541,152	(2)	545,445
June 2016 Convertible Notes (principal amount outstanding of $230,000)	218,761	(2)	243,797	215,931	(2)	215,717
2017 Convertible Notes (principal amount outstanding of $162,500)	158,312	(2)	168,495	—		—
2018 Convertible Notes (principal amount outstanding of $270,000)	262,829	(2)	272,813
February 2022 Notes (principal amount outstanding of $143,750)	143,750		151,549	—		—
October 2022 Notes (principal amount outstanding of $182,500)	182,500		179,361	—		—
2040 Notes (principal amount outstanding of $200,000)	200,000		208,968	200,000		198,808
2047 Notes (principal amount outstanding of $230,000)	181,199	(3)	225,558	180,988	(3)	212,218

	$2,195,872	(4)	$2,371,300	$2,073,602	(4)	$2,107,703

(1)
Except for the Convertible Unsecured Notes and the 2047 Notes, all carrying values are the same as the principal amounts outstanding.

(2)
Represents the aggregate principal amount outstanding of the Convertible Unsecured Notes less the unaccreted discount initially recorded upon issuance of each respective series of the Convertible Unsecured Notes.

(3)
Represents the aggregate principal amount outstanding of the 2047 Notes less the unaccreted purchased discount.

(4)
Total principal amount of debt outstanding totaled $2,293,750 and $2,170,531 as of December 31, 2012 and 2011, respectively.

        The following table presents fair value measurements of the Company's debt obligations as of December 31, 2012 and 2011:

	As of December 31,
Fair Value Measurements Using	2012	2011
Level 1	$765,436	$411,026
Level 2	1,605,864	1,696,677

Total	$2,371,300	$2,107,703

9.     STOCKHOLDERS' EQUITY

        The following table summarizes the total shares issued and proceeds received in public offerings of the Company's common stock net of underwriting discounts and offering costs for the years ended December 31, 2012 and 2010:

	Shares issued	Offering price per share		Proceeds net of underwriting discounts and offering costs
2012
August 2012 public offering	25,875	$16.55	(1)	$427,566
January 2012 public offering	16,422	$15.41	(2)	$252,415

Total for the year ended December 31, 2012	42,297			$679,981
2010
November 2010 public offering	11,500	$16.50		$180,642
February 2010 public offering	22,958	$12.75		$277,207

Total for the year ended December 31, 2010	34,458			$457,849

(1)
The shares were sold to the underwriters for a price of $16.55 per share, which the underwriters were then permitted to sell at variable prices to the public.

(2)
The shares were sold to the underwriters for a price of $15.41 per share, which the underwriters were then permitted to sell at variable prices to the public.

        The Company used the net proceeds from the 2012 and 2010 public equity offerings to repay outstanding debt and for general corporate purposes, which included funding investments in accordance with our investment objective.

        There were no sales of the Company's equity securities for the year ended December 31, 2011.

10.   EARNINGS PER SHARE

        The following information sets forth the computations of basic and diluted net increase in stockholders' equity resulting from operations per share for the years ended December 31, 2012, 2011, and 2010:

	For the years ended December 31,
	2012	2011	2010
Net increase in stockholders' equity resulting from operations available to common stockholders:	$508,178	$319,453	$691,834
Weighted average shares of common stock outstanding—basic and diluted:	230,151	204,860	176,732
Basic and diluted net increase in stockholders' equity resulting from operations per share:	$2.21	$1.56	$3.91

        For the purpose of calculating diluted earnings per share, the average closing price of the Company's common stock for the year ended December 31, 2012, for the period from the time of issuance of the 2017 Convertible Notes through December 31, 2012 and for the period from the time of issuance of the 2018 Convertible Notes through December 31, 2012, was each less than the conversion price in effect for such period for each applicable series of the Convertible Unsecured Notes and therefore, the underlying shares for the intrinsic value of the embedded options in the Convertible Unsecured Notes had no impact on this calculation. The average closing price of the Company's common stock for the year ended December 31, 2011, for the period from the time of issuance of the February 2016 Convertible Notes through December 31, 2011 and for the period from the time of issuance of the June 2016 Convertible Notes through December 31, 2011, was each less than the conversion price in effect for such period for each applicable series of the Convertible Unsecured Notes and therefore, the underlying shares for the intrinsic value of the embedded options in the Convertible Unsecured Notes had no impact on this calculation.

11.   INCOME AND EXCISE TAXES

        For income tax purposes, dividends paid and distributions made to stockholders are reported as ordinary income, capital gains, non-taxable return of capital, or a combination thereof. Dividends paid per common share for the years ended December 31, 2012, 2011 and 2010 were taxable as follows (unaudited):

	For the years ended December 31,
	2012	2011	2010
Ordinary income(1)	$1.56	$1.16	$1.40
Capital gains	0.04	0.25	—

Total	$1.60	$1.41	$1.40

(1)
For the years ended December 31, 2012, 2011 and 2010, ordinary income included dividend income of approximately $0.0918, $0.0619 and $0.0164, per share, respectively, that qualified to be taxed at the 15% maximum capital gains rate. For certain eligible corporate shareholders, these dividends were eligible for the dividend received deduction.

        The following reconciles net increase in stockholders' equity resulting from operations to taxable income for the years ended December 31, 2012, 2011 and 2010:

	For the years ended December 31,
	2012	2011	2010
	(Estimated)(1)
Net increase in stockholders' equity resulting from operations	$508,178	$319,453	$691,834
Adjustments:
Net unrealized (gain) loss on investments	(115,261)	40,192	(230,743)
Items related to the Allied Acquisition:
Gain on the Allied Acquisition	—	—	(195,876)
Other merger-related items	—	—	(4,007)
Other income not currently taxable	(33,742)	(55,936)	(36,486)
Other income for tax but not book	48,701	73,657	71,997
Expenses not currently deductible	46,333	59,019	33,499
Other deductible expenses	(4,628)	(1,210)	(786)
Other realized gain/loss differences	(9,944)	(33,720)	(12,736)

Taxable income	$439,637	$401,455	$316,696

(1)
The calculation of estimated 2012 taxable income includes a number of estimated inputs, including information received from third parties and, as a result, actual 2012 taxable income will not be finally determined until the Company's 2012 tax return is filed in 2013 (and, therefore, such estimate is subject to change).

        Taxable income generally differs from net increase in stockholders' equity resulting from operations for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized gains or losses, as unrealized gains or losses are generally not included in taxable income until they are realized. Additionally, on April 1, 2010, the Company acquired Allied Capital in a tax free merger and recorded a book gain of $195,876, which was not a realized event for tax purposes. Similarly, there were certain merger-related items that vary in their deductibility for GAAP and tax.

        Capital losses in excess of capital gains earned in a tax year may generally be carried forward and used to offset capital gains, subject to certain limitations. As of December 31, 2012, the Company estimates that it will have a capital loss carryforward of approximately $148.0 million available for use in later tax years. Because of the loss limitation rules of the Code, some of the tax basis capital losses may be limited in their use. The unused balance will be carried forward and utilized as gains are realized, subject to such limitations. In addition to the capital loss carryforwards, the Company realized net losses totaling approximately $0.3 billion from the Allied Capital portfolio since the acquisition through December 31, 2012, that have not yet been deducted for tax purposes as their deductibility in 2012, 2011 and 2010 was limited by the Code. While the Company's ability to utilize losses in the future depends upon a variety of factors that cannot be known in advance, substantially all of the Company's capital loss carryforwards and the net realized losses from the Allied Capital portfolio may become permanently unavailable due to limitations by the Code.

        For 2011, the Company had taxable income in excess of distributions made from such taxable income of approximately $177 million and therefore, the Company carried forward the excess for distribution to shareholders in 2012. For 2012, the Company had taxable income in excess of the distributions made from such taxable income during the year, and therefore, the Company has elected to carry forward the excess for distribution to shareholders in 2013. The amount carried forward to 2013 is estimated to be approximately $239 million, although this amount will not be finalized until the 2012 tax returns are filed in 2013. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such income, the Company accrues excise tax on estimated excess taxable income. For the years ended December 31, 2012, 2011 and 2010, a net expense of $7,937, $6,605 and $2,229, respectively, was recorded for U.S. federal excise tax.

        As of December 31, 2012, the cost basis of investments for tax purposes was $6.8 billion resulting in estimated gross unrealized gains and losses of $0.3 billion and $1.2 billion, respectively. As of December 31, 2011, the cost basis of investments for tax purposes was $6.1 billion resulting in estimated gross unrealized gains and losses of $0.2 billion and $1.2 billion, respectively. As of December 31, 2012 and 2011, the cost of investments for tax purposes was greater than the amortized cost of investments for book purposes of $5.8 billion and $5.1 billion, respectively, primarily as a result of the Allied Acquisition. The Allied Acquisition qualified as a tax free merger, which resulted in the acquired assets retaining Allied Capital's cost basis at the merger date.

        In general, the Company may make certain adjustments to the classification of stockholders' equity as a result of permanent book-to-tax differences, which may include merger-related items, differences in the book and tax basis of certain assets and liabilities, and nondeductible federal taxes, among other items. During the year ended December 31, 2012, the Company decreased accumulated overdistributed net investment income by $11,172, increased accumulated net realized loss on investments, foreign currency transactions, extinguishment of debt and other assets by $27,982 and increased capital in excess of par value by $16,810. During the year ended December 31, 2011, the Company decreased accumulated overdistributed net investment income by $7,474, increased accumulated net realized loss on investments, foreign currency transactions, extinguishment of debt and other assets by $126,234 and increased capital in excess of par value by $118,760. During the year ended December 31, 2010, as a result of certain permanent book-to-tax differences, including the nontaxability of the book gain on the Allied Acquisition and the nondeductibility of certain merger-related expenses, the Company decreased accumulated overdistributed net investment income by $22,001, increased accumulated net realized loss on investments, foreign currency transactions, extinguishment of debt and other assets by $383,856 and increased capital in excess of par value by $361,855.

        Certain of the Company's consolidated subsidiaries are subject to U.S. federal and state income taxes. For the years ended December 31, 2012, 2011 and 2010, the Company recorded a tax expense of approximately $3,235, $869 and $3,163, respectively, for these subsidiaries.

12.   DIVIDENDS AND DISTRIBUTIONS

        The following table summarizes the Company's dividends declared for the years ended December 31, 2012, 2011 and 2010:

Date declared	Record date	Payment date	Per share amount		Total amount
November 5, 2012	December 14, 2012	December 28, 2012	$0.38		$94,360
November 5, 2012	December 14, 2012	December 28, 2012	$0.05	(1)	12,415
August 7, 2012	September 14, 2012	September 28, 2012	$0.38		94,250
August 7, 2012	September 14, 2012	September 28, 2012	$0.05	(1)	12,401
May 8, 2012	June 15, 2012	June 29, 2012	$0.37		82,094
February 28, 2012	March 15, 2012	March 30, 2012	$0.37		81,974

Total declared for 2012			$1.60		$377,494

November 8, 2011	December 15, 2011	December 30, 2011	$0.36		$74,137
August 4, 2011	September 15, 2011	September 30, 2011	$0.35		71,643
May 3, 2011	June 15, 2011	June 30, 2011	$0.35		71,663
March 1, 2011	March 15, 2011	March 31, 2011	$0.35		71,547

Total declared for 2011			$1.41		$288,990

November 4, 2010	December 15, 2010	December 31, 2010	$0.35		$71,423
August 5, 2010	September 15, 2010	September 30, 2010	$0.35		67,266
May 10, 2010	June 15, 2010	June 30, 2010	$0.35		67,091
February 25, 2010	March 15, 2010	March 31, 2010	$0.35		46,516

Total declared for 2010			$1.40		$252,296

(1)
Represents an additional dividend.

        The Company has a dividend reinvestment plan that was amended effective March 28, 2012, whereby the Company may buy shares of its common stock in the open market or issue new shares in order to satisfy dividend reinvestment requests. Prior to the amendment, if the Company issued new shares to implement the dividend reinvestment plan, the issue price was equal to the closing price of its common stock on the dividend record date. As a result of the amendment, when the Company issues new shares in connection with the dividend reinvestment plan, the issue price is equal to the closing price of its common stock on the dividend payment date. Dividend reinvestment plan activity for the years ended December 31, 2012, 2011, and 2010, was as follows:

	2012	2011	2010
Shares issued	1,226	711	1,523
Average price per share	$16.68	$16.24	$14.79
Shares purchased by plan agent for shareholders	—	785	—
Average price per share	$—	$14.71	$—

13.   RELATED PARTY TRANSACTIONS

        In accordance with the investment advisory and management agreement, the Company bears all costs and expenses of the operation of the Company and reimburses its investment adviser for certain of such costs and expenses incurred in the operation of the Company. For the years ended December 31, 2012, 2011 and 2010, the investment adviser incurred such expenses totaling $3,528, $4,646 and $3,264, respectively. As of December 31, 2012, $583 was unpaid and such payable is included in "accounts payable and accrued expenses" in the accompanying consolidated balance sheet.

        The Company has entered into separate subleases with Ares Management and IHAM pursuant to which Ares Management and IHAM sublease approximately 15% and 20%, respectively, of the Company's New York office space for a fixed rent equal to 15% and 20%, respectively, of the base annual rent payable by the Company under the Company's lease for this space, plus certain additional costs and expenses. For the years ended December 31, 2012 and 2011, amounts payable to the Company totaled $1,587 and $812, respectively. Under the Company's previous New York office space lease that expired on February 27, 2011, the Company was party to a sublease agreement with Ares Management whereby Ares Management subleased approximately 25% of such office space for a fixed rent equal to 25% of the basic annual rent payable by the Company under this lease, plus certain additional costs and expenses. For the years ended December 31, 2011 and 2010, amounts payable to the Company in connection with such previous lease totaled $396 and $253, respectively.

        In April 2012, the Company entered into an office sublease with Ares Commercial Real Estate Management LLC ("ACREM"), a wholly owned subsidiary of Ares Management and manager of Ares Commercial Real Estate Corporation, pursuant to which the Company is subleasing approximately 12% of ACREM's Chicago office space for a fixed rent equal to 12% of the basic annual rent payable by ACREM under its office lease, plus certain additional costs and expenses. For the year ended December 31, 2012, amounts payable under this sublease by the Company to ACREM totaled $55.

        As of December 31, 2012, Ares Investments Holdings LLC, an affiliate of Ares Management, owned approximately 2.9 million shares of the Company's common stock representing approximately 1.2% of the total shares outstanding as of December 31, 2012.

        See Notes 3 and 14 for descriptions of other related party transactions.

14.   IVY HILL ASSET MANAGEMENT, L.P. AND OTHER MANAGED VEHICLES

        The Company has made investments in its portfolio company, IHAM, which became an SEC registered investment adviser, effective March 30, 2012, as well as in certain vehicles managed by IHAM. As of December 31, 2012, IHAM managed 13 vehicles and served as the sub-manager/sub-servicer for three other vehicles (these vehicles managed or sub-managed/sub-serviced by IHAM are collectively, the "IHAM Vehicles"). As of December 31, 2011, the Company also had investments in two of the IHAM Vehicles.

        As of December 31, 2012, the Company's total investment in IHAM at fair value was $294,258, including unrealized appreciation of $123,297. As of December 31, 2011, the Company's total investment in IHAM at fair value was $194,597, including unrealized appreciation of $81,721. For the years ended December 31, 2012, 2011 and 2010, the Company received distributions consisting entirely of dividend income from IHAM of $19,939, $19,048 and $7,320, respectively.

        From time to time, IHAM or certain IHAM Vehicles may purchase investments from the Company or sell investments to it. For any such purchases or sales by the IHAM Vehicles from or to the Company, the IHAM Vehicles must obtain approval from third parties unaffiliated with the Company or IHAM, as applicable. IHAM or certain of the IHAM Vehicles purchased investments from the Company of $256,925 and $261,322, during the years ended December 31, 2012 and 2011, respectively. A net realized gain of $2,326 and $51 was recorded on these transactions for the years ended December 31, 2012 and 2011, respectively. For the year ended December 31, 2011, the Company also purchased $3,777 of investments from certain of the IHAM Vehicles.

        In October 2012, the Company contributed to IHAM its entire investment in FirstLight Financial Corporation ("FirstLight Corp.") at a price equal to the fair value at the time of the contribution of $58,085 ($51,760 for its senior subordinated loan position and $6,325 for its equity position). As a result of the contribution, the Company fully exited its investment in FirstLight Corp., which reduced its investment commitments by $84,153, and recognized a net loss of $26,068. Prior to such contribution,

IHAM served as a sub-adviser to FirstLight Funding I, Ltd., a wholly owned subsidiary of FirstLight Corp. ("FirstLight Funding"). Following such contribution, FirstLight Funding distributed to FirstLight Corp. substantially all of its assets (in the form of cash and investments). In turn, FirstLight Corp. repaid in full the total outstanding amount of its senior subordinated loans (including the portion held by IHAM following the contribution transaction) and made a distribution to its stockholders (including IHAM following the contribution transaction). In connection with the foregoing, IHAM ceased to be a sub-adviser to FirstLight Funding and IHAM became the collateral manager to FirstLight Corp. and the other entity invested in FirstLight Corp.

        IHAM is party to an administration agreement, referred to herein as the "IHAM administration agreement," with Ares Operations. Pursuant to the IHAM administration agreement, Ares Operations provides IHAM with, among other things, office facilities, equipment, clerical, bookkeeping and record keeping services, services relating to the marketing and sale of interests in vehicles managed by IHAM, services of, and oversight of, custodians, depositories, accountants, attorneys, underwriters and such other persons in any other capacity deemed to be necessary. Under the IHAM administration agreement, IHAM reimburses Ares Operations for all of the actual costs associated with such services, including Ares Operations' allocable portion of overhead and the cost of its officers, employees and respective staff in performing its obligations under the IHAM administration agreement.

        As part of the Allied Acquisition, the Company acquired the management rights for an unconsolidated vehicle, the AGILE Fund I, LLC ("AGILE Fund"). Effective March 30, 2012, the management rights for the AGILE Fund were transferred for de minimis, non-monetary consideration to an unrelated third party. The Company's investment in AGILE Fund was $29 and $132 at fair value, respectively, including unrealized depreciation of $95 and $84, respectively, as of December 31, 2012 and 2011.

15.   FINANCIAL HIGHLIGHTS

        The following is a schedule of financial highlights as of and for the years ended December 31, 2012, 2011 and 2010:

	As of and for the year ended
Per Share Data:	December 31, 2012	December 31, 2011	December 31, 2010
Net asset value, beginning of period(1)	$15.34	$14.92	$11.44
Issuances of common stock	0.05	—	0.95
Issuances of the Convertible Unsecured Notes	0.04	0.27	—
Net investment income for period(2)	1.52	1.38	1.23
Gain on the Allied Acquisition(2)	—	—	1.11
Net realized and unrealized gains for period(2)	0.69	0.18	1.59

Net increase in stockholders' equity	2.30	1.83	4.88
Distributions from net investment income	(1.56)	(1.16)	(1.40)
Distributions from net realized gains	(0.04)	(0.25)	—

Total distributions to stockholders	(1.60)	(1.41)	(1.40)

Net asset value at end of period(1)	$16.04	$15.34	$14.92

Per share market value at end of period	$17.50	$15.45	$16.48
Total return based on market value(3)	23.62%	2.31%	43.61%
Total return based on net asset value(4)	14.34%	10.45%	31.61%
Shares outstanding at end of period	248,653	205,130	204,419
Ratio/Supplemental Data:
Net assets at end of period	$3,988,346	$3,147,265	$3,050,533
Ratio of operating expenses to average net assets(5)(6)	10.70%	10.94%	11.02%
Ratio of net investment income to average net assets(5)(7)	9.62%	8.97%	9.07%
Portfolio turnover rate(5)	45%	53%	45%

(1)
The net assets used equals the total stockholders' equity on the consolidated balance sheets.

(2)
Weighted average basic per share data.

(3)
For the year ended December 31, 2012, the total return based on market value equalled the increase of the ending market value at December 31, 2012 of $17.50 per share over the ending market value at December 31, 2011 of $15.45 per share plus the declared dividends of $1.60 per share for the year ended December 31, 2012, divided by the market value at December 31, 2011. For the year ended December 31, 2011, the total return based on market value for the year ended December 31, 2011 equalled the decrease of the ending market value at December 30, 2011 of $15.45 per share from the ending market value at December 31, 2010 of $16.48 per share plus the declared dividends of $1.41 per share for the year ended December 31, 2011, divided by the market value at December 31, 2010. For the year ended December 31, 2010, the total return based on market value for the year ended December 31, 2010 equalled the increase of the ending market value at December 31, 2010 of $16.48 per share over the ending market value at December 31, 2009 of $12.45 per share plus the declared dividends of $1.40 per share for the year ended December 31, 2010, divided by the market value at December 31, 2009. Total return based on market value is not annualized. The Company's shares fluctuate in value. The Company's performance changes over time and currently may be different than that shown. Past performance is no guarantee of future results.

(4)
For the year ended December 31, 2012, the total return based on net asset value equalled the change in net asset value during the period plus the declared dividends of $1.60 per share for the year ended December 31, 2012, divided by the beginning net asset value. For the year ended December 31, 2011, the total return based on net asset value equalled the change in net asset value during the period plus the declared dividends of $1.41 per share for the year ended December 31, 2011 divided by the beginning net asset value for the period. For the year ended December 31, 2010, the total return based on net asset value equalled the change in net asset value during the period plus the declared dividends of $1.40 per share for the year ended December 31, 2010 divided by the beginning net asset value for the period.These calculations are adjusted for shares issued in connection with the dividend reinvestment plan and the issuance of common stock in connection with any equity offerings. Total return based on net asset value is not annualized. The Company's performance changes over time and currently may be different than that shown. Past performance is no guarantee of future results.

(5)
The ratios reflect an annualized amount.

(6)
For the year ended December 31, 2012, the ratio of operating expenses to average net assets consisted of 2.38% of base management fees, 3.50% of incentive fees, 3.94% of the cost of borrowing and 0.88% of other operating expenses. For the year ended December 31, 2011, the ratio of operating expenses to average net assets consisted of 2.27% of base management fees, 3.57% of incentive fees, 3.89% of the cost of borrowing and other operating expenses of 1.21%. For the year ended December 31, 2010, the ratio of operating expenses to average net assets consisted of 2.19% of base management fees, 3.23% of incentive fees, 3.34% of the cost of borrowing and other operating expenses of 2.27%. These ratios reflect annualized amounts.

(7)
The ratio of net investment income to average net assets excludes income taxes related to realized gains.

16.   SELECTED QUARTERLY DATA (Unaudited)

	2012
	Q4	Q3	Q2	Q1
Total investment income	$212,160	$190,572	$177,555	$167,738
Net investment income before net realized and unrealized gains and incentive compensation	$138,249	$123,599	$110,634	$103,424
Incentive compensation	$43,787	$34,139	$22,733	$26,386
Net investment income before net realized and unrealized gains	$94,462	$89,460	$87,901	$77,038
Net realized and unrealized gains	$80,682	$47,095	$3,031	$28,509
Net increase in stockholders' equity resulting from operations	$175,144	$136,555	$90,932	$105,547
Basic and diluted earnings per common share	$0.71	$0.59	$0.41	$0.49
Net asset value per share as of the end of the quarter	$16.04	$15.74	$15.51	$15.47

	2011
	Q4	Q3	Q2	Q1
Total investment income	$187,123	$167,365	$144,307	$135,691
Net investment income before net realized and unrealized gains (losses) and incentive compensation	$121,990	$108,517	$85,509	$78,764
Incentive compensation	$29,531	$10,159	$41,746	$30,941
Net investment income before net realized and unrealized gains (losses)	$92,459	$98,358	$43,763	$47,823
Net realized and unrealized gains (losses)	$25,666	$(57,719)	$(6,840)	$75,943
Net increase in stockholders' equity resulting from operations	$118,125	$40,639	$36,923	$123,766
Basic and diluted earnings per common share	$0.58	$0.20	$0.18	$0.61
Net asset value per share as of the end of the quarter	$15.34	$15.13	$15.28	$15.45

	2010
	Q4	Q3	Q2		Q1
Total investment income	$157,170	$138,126	$121,590		$66,510
Net investment income before net realized and unrealized gains and incentive compensation	$99,323	$89,025	$64,514		$39,849
Incentive compensation	$35,973	$17,805	$14,973		$8,144
Net investment income before net realized and unrealized gains	$63,350	$71,220	$49,541		$31,705
Net realized and unrealized gains	$93,538	$57,157	$280,613	(1)	$44,710
Net increase in stockholders' equity resulting from operations	$156,888	$128,377	$330,154		$76,415
Basic and diluted earnings per common share	$0.79	$0.67	$1.73		$0.61
Net asset value per share as of the end of the quarter	$14.92	$14.43	$14.11		$11.78

(1)
Includes gain on the Allied Acquisition of $195,876.

17.   ALLIED ACQUISITION

        On April 1, 2010, the Company completed the Allied Acquisition by acquiring the outstanding shares of Allied Capital in exchange for shares of the Company's common stock in a transaction valued at approximately $908 million as of the closing date. Concurrently with the completion of the Allied Acquisition, the Company repaid in full the $137 million of remaining principal amounts outstanding on Allied Capital's $250 million senior secured term loan. The Company also assumed all of Allied Capital's other outstanding debt obligations, including approximately $745 million in aggregate principal amount outstanding of the Allied Unsecured Notes.

        Under the terms of the Allied Acquisition each Allied Capital stockholder received 0.325 shares of the Company's common stock for each share of Allied Capital common stock then owned by such stockholder. In connection with the Allied Acquisition, approximately 58.5 million shares of the Company's common stock (including the effect of outstanding in-the money Allied Capital stock options) were issued to Allied Capital's then-existing stockholders, resulting in the Company's then-existing stockholders owning approximately 69% of the combined company and the then-existing Allied Capital stockholders owning approximately 31% of the combined company.

        The Allied Acquisition was accounted for in accordance with the acquisition method of accounting as detailed in ASC 805-10. The acquisition method of accounting requires an acquirer to recognize the assets acquired, the liabilities assumed and any noncontrolling interest in the acquired entity based on their fair values as of the date of acquisition. As described in more detail in ASC 805-10, if the total acquisition date fair value of the identifiable net assets acquired exceeds the fair value of the consideration transferred, the excess will be recognized as a gain. Upon completion of the Company's determination of the fair value of Allied Capital's identifiable net assets as of April 1, 2010, the fair value of such net assets exceeded the fair value of the consideration transferred, resulting in the recognition of a gain. The valuation of the investments acquired as part of the Allied Acquisition was done in accordance with Ares Capital's valuation policy (see Notes 2 and 8).

        Set forth below is the allocation of the purchase price to the assets acquired and liabilities assumed in connection with the Allied Acquisition:

Common stock issued	$872,727
Payments to holders of "in-the-money" Allied Capital stock options	35,011 (1)

Total purchase price	$907,738

Assets acquired:
Investments	$1,833,766
Cash and cash equivalents	133,548
Other assets	80,078

Total assets acquired	2,047,392
Debt and other liabilities assumed	(943,778)

Net assets acquired	1,103,614

Gain on Allied Acquisition	(195,876)

$907,738

(1)
Represents cash payment for holders of any "in-the-money" Allied Capital stock options that elected to receive cash.

        The following pro forma condensed combined financial information does not purport to be indicative of actual financial position or results of the Company's operations had the Allied Acquisition actually been consummated at the beginning of the period presented. Certain one-time charges have been eliminated. For year ended December 31, 2010, the Company recognized $19,833 in professional fees and other costs related to the Allied Acquisition. The pro forma adjustments reflecting the allocation of the purchase price of Allied Capital and the gain of $195,876 recognized on the Allied Acquisition have been eliminated from the period presented. The pro forma condensed combined financial information did not reflect the potential impact of possible synergies and did not reflect any impact of additional accretion which would have been recognized on the transaction, except for that which was recorded after the transaction was consummated on April 1, 2010.

For the Year Ended December 31, 2010
Total investment income	$537,488
Net investment income	$238,982
Net increase in stockholders' equity resulting from operations	$479,979
Net increase in stockholders' equity resulting from operations per share	$2.51

        Prior to the completion of the Allied Acquisition, the Company purchased $340,000 of assets from Allied Capital in arm's length transactions. Additionally, during the same period of time, IHAM purchased $69,000 of assets from Allied Capital, also in arm's length transactions.

18.   LITIGATION

        The Company is party to certain lawsuits in the normal course of business. In addition, Allied Capital was involved in various legal proceedings that the Company assumed in connection with the Allied Acquisition. Furthermore, third parties may try to seek to impose liability on the Company in connection with the activities of its portfolio companies. While the outcome of any such legal proceedings cannot at this time be predicted with certainty, the Company does not expect that these legal proceedings will materially affect its business, financial condition or results of operations.

19.   SUBSEQUENT EVENTS

        The Company's management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure in this Form 10-K or would be required to be recognized in the Consolidated Financial Statements as of and for the year ended December 31, 2012, except as disclosed below.

        On January 25, 2013, Ares Capital and Ares Capital CP, entered into an amendment to the Revolving Funding Facility. The amendment, among other things, modified the interest charged on the Revolving Funding Facility from the previous applicable spreads of 2.50% over LIBOR and 1.50% over "base rate" (as defined in the agreements governing the Revolving Funding Facility) to applicable spreads ranging from 2.25% to 2.50% over LIBOR and ranging from 1.25% to 1.50% over "base rate," in each case, determined monthly based on the composition of the borrowing base relative to outstanding borrowings under the facility. After giving effect to the amendment and the relevant borrowing base and amounts outstanding thereunder, the interest charged on the Revolving Funding Facility as of January 25, 2013 was based on a spread over one-month LIBOR of 2.25% or a spread over "base rate" of 1.25%. As of such date, one-month LIBOR was 0.2037% and the "base rate" was 3.25%.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

(in thousands, except per share data)

	As of
	March 31, 2013	December 31, 2012
	(unaudited)
ASSETS
Investments at fair value
Non-controlled/non-affiliate investments	$3,982,686	$3,822,715
Non-controlled affiliate company investments	290,932	323,059
Controlled affiliate company investments	1,756,841	1,778,781

Total investments at fair value (amortized cost of $5,959,788 and $5,823,451, respectively)	6,030,459	5,924,555
Cash and cash equivalents	102,451	269,043
Receivable for open trades	50	131
Interest receivable	115,991	108,998
Other assets	104,111	98,497

Total assets	$6,353,062	$6,401,224

LIABILITIES
Debt	$2,179,127	$2,195,872
Management and incentive fees payable	112,600	131,585
Accounts payable and other liabilities	49,262	53,178
Interest and facility fees payable	27,976	30,603
Payable for open trades	5,500	1,640

Total liabilities	2,374,465	2,412,878
Commitments and contingencies (Note 6)
STOCKHOLDERS' EQUITY
Common stock, par value $.001 per share, 500,000 common shares authorized 248,896 and 248,653 common shares issued and outstanding, respectively	249	249
Capital in excess of par value	4,121,914	4,117,517
Accumulated overdistributed net investment income	(23,301)	(27,910)
Accumulated net realized loss on investments, foreign currency transactions, extinguishment of debt and other assets	(190,936)	(202,614)
Net unrealized gain on investments	70,671	101,104

Total stockholders' equity	3,978,597	3,988,346

Total liabilities and stockholders' equity	$6,353,062	$6,401,224

NET ASSETS PER SHARE	$15.98	$16.04

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS

(in thousands, except per share data)

	For the three months ended
	March 31, 2013	March 31, 2012
	(unaudited)	(unaudited)
INVESTMENT INCOME:
From non-controlled/non-affiliate company investments:
Interest income from investments	$85,122	$72,168
Capital structuring service fees	4,104	7,877
Dividend income	4,024	3,802
Management and other fees	314	328
Other income	6,195	2,748

Total investment income from non-controlled/non-affiliate company investments	99,759	86,923
From non-controlled affiliate company investments:
Interest income from investments	6,016	4,592
Dividend income	603	316
Management and other fees	—	63
Other income	91	25

Total investment income from non-controlled affiliate company investments	6,710	4,996
From controlled affiliate company investments:
Interest income from investments	53,039	56,125
Capital structuring service fees	1,887	9,783
Dividend income	27,462	5,101
Management and other fees	4,184	4,541
Other income	2,014	269

Total investment income from controlled affiliate company investments	88,586	75,819

Total investment income	195,055	167,738

EXPENSES:
Interest and credit facility fees	39,347	32,776
Base management fees	23,218	19,986
Incentive fees	20,085	26,386
Professional fees	3,144	3,686
Administrative fees	2,592	2,320
Other general and administrative	3,768	2,801

Total expenses	92,154	87,955
NET INVESTMENT INCOME BEFORE INCOME TAXES	102,901	79,783

Income tax expense, including excise tax	3,804	2,745

NET INVESTMENT INCOME	99,097	77,038

REALIZED AND UNREALIZED NET GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses):
Non-controlled/non-affiliate company investments	10,651	462
Non-controlled affiliate company investments	17	3
Controlled affiliate company investments	1,010	(8,136)

Net realized gains (losses)	11,678	(7,671)
Net unrealized gains (losses):
Non-controlled/non-affiliate company investments	5,949	6,017
Non-controlled affiliate company investments	(1,353)	10,093
Controlled affiliate company investments	(35,029)	20,070

Net unrealized gains (losses)	(30,433)	36,180
Net realized and unrealized gains (losses) on investments	(18,755)	28,509
NET INCREASE IN STOCKHOLDERS' EQUITY RESULTING FROM OPERATIONS	$80,342	$105,547

BASIC AND DILUTED EARNINGS PER COMMON SHARE (see Note 9)	$0.32	$0.49

WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING—BASIC AND DILUTED (see Note 9)	248,658	217,044

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of March 31, 2013
(dollar amounts in thousands)
(unaudited)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Investment Funds and Vehicles
AGILE Fund I, LLC(9)	Investment partnership	Member interest (0.50% interest)		4/1/2010	$122	$27	(2)

CIC Flex, LP(9)	Investment partnership	Limited partnership units (0.94 unit)		9/7/2007	1,050	2,120	(2)

Covestia Capital Partners, LP(9)	Investment partnership	Limited partnership interest (47.00% interest)		6/17/2008	1,059	1,170	(2)

Dynamic India Fund IV, LLC(9)	Investment company	Member interest (5.44% interest)		4/1/2010	4,822	2,962

HCI Equity, LLC(7)(8)(9)	Investment company	Member interest (100.00% interest)		4/1/2010	452	426

Imperial Capital Private Opportunities, LP(9)	Investment partnership	Limited partnership interest (80.00% interest)		5/10/2007	5,971	10,037	(2)

Partnership Capital Growth Fund I, L.P.(9)	Investment partnership	Limited partnership interest (25.00% interest)		6/16/2006	1,596	4,059	(2)

Partnership Capital Growth Investors III, L.P.(9)	Investment partnership	Limited partnership interest (2.50% interest)		10/5/2011	2,379	2,341	(2)

Piper Jaffray Merchant Banking Fund I, L.P.(9)	Investment partnership	Limited partnership interest (2.00% interest)		8/16/2012	389	341	(2)

Senior Secured Loan Fund LLC(7)(10)	Co-investment vehicle	Subordinated certificates ($1,250,904 par due 12/2022)	8.31% (Libor + 8.00%/Q)(22)	10/30/2009	1,244,833	1,269,667

VSC Investors LLC(9)	Investment company	Membership interest (1.95% interest)		1/24/2008	661	1,197	(2)

					1,263,332	1,294,347		32.53%

Healthcare-Services
California Forensic Medical Group, Incorporated	Correctional facility healthcare operator	Senior secured loan ($54,047 par due 11/2018)	9.25% (Libor + 8.00%/Q)	11/16/2012	54,047	54,047	(3)(21)

CCS Group Holdings, LLC	Correctional facility healthcare operator	Class A units (601,937 units)		8/19/2010	602	1,293	(2)

CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings LLC(6)	Healthcare analysis services	Senior secured loan ($7,546 par due 3/2017)	7.75% (Libor + 6.50%/Q)	3/15/2011	7,546	7,471	(2)(21)
		Senior secured loan ($7,154 par due 3/2017)	7.75% (Libor + 6.50%/Q)	3/15/2011	7,154	7,082	(3)(21)
		Class A common stock (9,679 shares)		6/15/2007	4,000	4,931	(2)
		Class C common stock (1,546 shares)		6/15/2007	—	1,359	(2)

					18,700	20,843

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
INC Research, Inc.	Pharmaceutical and biotechnology consulting services	Common stock (1,410,000 shares)		9/27/2010	1,512	996	(2)

Intermedix Corporation	Revenue cycle management provider to the emergency healthcare industry	Junior secured loan ($112,000 par due 6/2019)	10.25% (Libor + 9.00%/Q)	12/27 /2012	112,000	112,000	(2)(21)

JHP Group Holdings, Inc.	Manufacturer of specialty pharmaceutical products	Series A preferred stock (1,000,000 shares)	6.00% PIK	2/19/2013	1,000	1,000	(2)

Magnacare Holdings, Inc., Magnacare Administrative Services, LLC, and Magnacare, LLC	Healthcare professional provider	Senior secured loan ($69,971 par due 3/2018)	9.75% (Libor + 8.75%/Q)	9/15/2010	69,971	69,971	(2)(21)
		Senior secured loan ($57,900 par due 3/2018)	9.75% (Libor + 8.75%/Q)	9/15/2010	57,900	57,900	(3)(21)
		Senior secured loan ($4,825 par due 3/2018)	9.75% (Libor + 8.75%/Q)	3/16/2012	4,825	4,825	(4)(21)

					132,696	132,696

MW Dental Holding Corp.	Dental services	Senior secured revolving loan ($3,500 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	3,500	3,500	(2)(21)
		Senior secured loan ($54,885 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	54,885	54,885	(2)(21)
		Senior secured loan ($49,129 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	49,129	49,129	(3)(21)
		Senior secured loan ($9,875 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	9,875	9,875	(4)(21)

					117,389	117,389

Napa Management Services Corporation	Anesthesia management services provider	Senior secured loan ($23,674 par due 4/2018)	6.50% (Libor + 5.25%/Q)	4/15/2011	23,674	23,674	(2)(21)
		Senior secured loan ($33,518 par due 4/2018)	6.50% (Libor + 5.25%/Q)	4/15/2011	33,445	33,518	(3)(21)
		Common units (5,000 units)		4/15/2011	5,000	6,324	(2)

					62,119	63,516

Netsmart Technologies, Inc. and NS Holdings, Inc.	Healthcare technology provider	Senior secured loan ($39,844 par due 12/2017)	7.25% (Libor + 6.00%/Q)	12/18/2012	39,844	39,844	(2)(18)(21)
		Senior secured loan ($18 par due 12/2017)	8.25% (Base Rate + 5.00%/Q)	12/18/2012	18	18	(2)(18)(21)
		Senior secured loan ($232 par due 12/2017)	8.25% (Base Rate + 5.00%/Q)	12/18/2012	232	232	(2)(18)(21)
		Common stock (2,500,000 shares)		6/21/2010	2,500	3,106	(2)

					42,594	43,200

OnCURE Medical Corp.	Radiation oncology care provider	Common stock (857,143 shares)		8/18/2006	3,000	—	(2)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Passport Health Communications, Inc., Passport Holding Corp. and Prism Holding Corp.	Healthcare technology provider	Series A preferred stock (1,594,457 shares)		7/30/2008	11,156	12,388	(2)
		Common stock (16,106 shares)		7/30/2008	100	—	(2)

					11,256	12,388

PG Mergersub, Inc. and PGA Holdings, Inc.	Provider of patient surveys, management reports and national databases for the integrated healthcare delivery system	Junior secured loan ($45,000 par due 10/2018)	8.25% (Libor + 7.00%/Q)	4/19/2012	45,000	45,000	(2)(21)
		Preferred stock (333 shares)		3/12/2008	125	14	(2)
		Common stock (16,667 shares)		3/12/2008	167	703	(2)

					45,292	45,717

RCHP, Inc.	Operator of general acute care hospitals	Senior secured loan ($9,975 par due 11/2018)	7.00% (Libor + 5.75%/Q)	11/4/2011	9,950	9,975	(2)(21)
		Junior secured loan ($65,000 par due 5/2019)	11.50% (Libor + 10.00%/S)	11/4/2011	65,000	65,000	(2)(21)

					74,950	74,975

Reed Group, Ltd.	Medical disability management services provider	Equity interests		4/1/2010	—	—	(2)

Respicardia, Inc.	Developer of implantable therapies to improve cardiovascular health	Senior secured loan ($5,600 par due 7/2015)	11.00%	6/28/2012	5,574	5,600	(2)
		Warrants to purchase up to 99,094 shares of Series C preferred stock		6/26/2012	38	30	(2)

					5,612	5,630

Sage Products Holdings III, LLC	Patient infection control and preventive care solutions provider	Junior secured loan ($75,000 par due 6/2020)	9.25% (Libor + 8.00%/Q)	12/13/2012	75,000	75,000	(2)(21)

Soteria Imaging Services, LLC(6)	Outpatient medical imaging provider	Junior secured loan ($2,521 par due 11/2010)		4/1/2010	2,051	671	(2)(20)
		Preferred member units (1,823,179 units)		4/1/2010	—	—

					2,051	671

SurgiQuest, Inc.	Medical device company	Senior secured loan ($7,000 par due 10/2016)	10.00%	9/28/2012	6,812	7,000	(2)
		Warrants to purchase up to 54,672 shares of Series D-4 convertible preferred stock		9/28/2012	—	—	(2)

					6,812	7,000

U.S. Anesthesia Partners, Inc.	Anesthesiology service provider	Senior secured loan ($14,962 par due 12/2018)	6.50% (Libor + 5.50%/Q)	12/27/2012	14,962	14,962	(2)(21)

Vantage Oncology, Inc.	Radiation oncology care provider	Common stock (62,157 shares)		2/3/2011	4,670	2,252	(2)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Young Innovations, Inc.	Dental equipment manufacturer	Senior secured loan ($15,000 par due 1/2019)	6.25% (Libor + 5.00%/M)	1/31/2013	15,000	15,000	(2)(21)
		Senior secured loan ($22,143 par due 1/2019)	6.25% (Libor + 5.00%/M)	1/31/2013	22,143	22,143	(3)(21)

					37,143	37,143

					823,407	822,718		20.68%

Education
American Academy Holdings, LLC	Provider of education, training, certification, networking, and consulting services to medical coders and other healthcare professionals	Senior secured revolving loan ($4,850 par due 3/2019)	7.25% (Base Rate + 4.00%/Q)	3/18/2011	4,850	4,850	(2)(21)
		Senior secured loan ($7,800 par due 3/2019)	6.00% (Libor + 5.00%/Q)	3/18/2011	7,800	7,800	(2)(21)
		Senior secured loan ($5,985 par due 3/2019)	6.00% (Libor + 5.00%/Q)	3/18/2011	5,985	5,985	(2)(21)
		Senior secured loan ($10,331 par due 3/2019)	6.00% (Libor + 5.00%/Q)	3/18/2011	10,331	10,331	(2)(21)
		Senior secured loan ($60,752 par due 3/2019)	6.00% (Libor + 5.00%/Q)	3/18/2011	60,752	60,752	(3)(21)
		Senior secured loan ($4,770 par due 3/2019)	6.00% (Libor + 5.00%/Q)	3/18/2011	4,770	4,770	(4)(21)

					94,488	94,488

Campus Management Corp. and Campus Management Acquisition Corp.(6)	Education software developer	Preferred stock (485,159 shares)		2/8/2008	10,520	5,461	(2)

Community Education Centers, Inc.	Offender re-entry and in-prison treatment services provider	Senior secured loan ($15,000 par due 12/2014)	6.25% (Libor + 5.25%/Q)	12/10/2010	15,000	15,000	(2)(15)(21)
		Senior secured loan ($714 par due 12/2014)	7.50% (Base Rate + 4.25%/Q)	12/10/2010	714	714	(2)(15)(21)
		Junior secured loan ($33,599 par due 12/2015)	15.30% (Libor + 15.00%/Q)	12/10/2010	33,599	30,912	(2)
		Junior secured loan ($10,139 par due 12/2015)	15.29% (Libor + 15.00%/Q)	12/10/2010	10,139	9,329	(2)
		Warrants to purchase up to 654,618 shares		12/10/2010	—	—	(2)

					59,452	55,955

eInstruction Corporation	Developer, manufacturer and retailer of educational products	Senior secured loan ($17,000 par due 7/2014)		4/1/2010	15,258	—	(2)(20)
		Senior subordinated loan ($33,305 par due 1/2015)		4/1/2010	24,152	—	(2)(20)
		Common stock (2,406 shares)		4/1/2010	926	—	(2)

					40,336	—

ELC Acquisition Corp., ELC Holdings Corporation, and Excelligence Learning Corporation(6)	Developer, manufacturer and retailer of educational products	Preferred stock (99,492 shares)	12.00% PIK	8/1/2011	10,845	12,119	(2)
		Common stock (50,800 shares)		8/1/2011	51	3,290	(2)

					10,896	15,409

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Infilaw Holding, LLC	Operator of three for-profit law schools	Senior secured loan ($1 par due 8/2016)	9.50% (Libor + 8.50%/Q)	8/25/2011	1	1	(2)(21)
		Senior secured loan ($19,086 par due 8/2016)	9.50% (Libor + 8.50%/Q)	8/25/2011	19,086	19,086	(3)(21)
		Series A preferred units (124,890 units)	9.50% (Libor + 8.50%/Q)	8/25/2011	124,890	124,890	(2)(21)
		Series B preferred stock (3.91 units)		10/19/2012	9,245	9,884	(2)

					153,222	153,861

Instituto de Banca y Comercio, Inc. & Leeds IV Advisors, Inc.	Private school operator	Series B preferred stock (1,750,000 shares)		8/5/2010	5,000	7,412	(2)
		Series C preferred stock (2,512,586 shares)		6/7/2010	689	34	(2)
		Common stock (20 shares)		6/7/2010	—	—	(2)

					5,689	7,446

Lakeland Tours, LLC	Educational travel provider	Senior secured loan ($58,826 par due 12/2016)	9.25% (Libor + 8.25%/Q)	10/4/2011	58,678	58,826	(2)(14)(21)
		Senior secured loan ($1,760 par due 12/2016)	5.25% (Libor + 4.25%/Q)	10/4/2011	1,756	1,760	(2)(21)
		Senior secured loan ($40,362 par due 12/2016)	9.25% (Libor + 8.25%/Q)	10/4/2011	40,259	40,362	(3)(14)(21)
		Senior secured loan ($8,800 par due 12/2016)	5.25% (Libor + 4.25%/Q)	10/4/2011	8,777	8,800	(3)(21)
		Common stock (5,000 shares)		10/4/2011	5,000	4,892	(2)

					114,470	114,640

R3 Education, Inc. and EIC Acquisitions Corp.	Medical school operator	Preferred stock (8,800 shares)		7/30/2008	2,200	1,936	(2)
		Common membership		9/21/2007	15,800	29,443	(2)
		interest (26.27% interest) Warrants to purchase up to 27,890 shares		12/8/2009	—	—	(2)

					18,000	31,379

					507,073	478,639		12.03%

Restaurants and Food Services
ADF Capital, Inc. & ADF Restaurant Group, LLC	Restaurant owner and operator	Senior secured revolving loan ($1,468 par due 11/2014)	6.50% (Libor + 3.50%/Q)	11/27/2006	1,468	1,468	(2)(21)
		Senior secured revolving loan ($50 par due 11/2014)	6.50% (Base Rate + 2.50%/Q)	11/27/2006	50	50	(2)(21)
		Senior secured loan ($9,168 par due 11/2015)	12.50% (Libor + 9.50%/Q)	11/27/2006	9,168	9,168	(2)(21)
		Senior secured loan ($10,995 par due 11/2015)	12.50% (Libor + 9.50%/Q)	11/27/2006	10,998	10,995	(3)(21)
		Promissory note ($20,020,806 par due 11/2016)	12.00% PIK	11/27/2006	16,584	19,978	(2)
		Warrants to purchase up to 0.61 shares		6/1/2006	—	2,352	(2)

					38,268	44,011

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Benihana, Inc.	Restaurant owner and operator	Senior secured loan ($11,715 par due 2/2018)	9.25% (Libor + 8.00%/Q)	8/21/2012	11,715	11,715	(2)(21)
		Senior secured loan ($10,000 par due 2/2018)	9.25% (Libor + 8.00%/Q)	8/21/2012	10,000	10,000	(3)(21)
		Senior secured loan ($9,975 par due 2/2018)	9.25% (Libor + 8.00%/Q)	8/21/2012	9,975	9,975	(4)(21)

					31,690	31,690

Hojeij Branded Foods, Inc.	Airport restaurant operator	Senior secured revolving loan ($1,900 par due 2/2017)	9.00% (Libor + 8.00%/Q)	2/15/2012	1,900	1,900	(2)(21)
		Senior secured loan ($25,600 par due 2/2017)	9.00% (Libor + 8.00%/Q)	2/15/2012	25,053	25,600	(2)(21)
		Warrants to purchase up to 7.5% of membership interest		2/15/2012	—	164	(2)
		Warrants to purchase up to 324 shares of Class A common stock		2/15/2012	669	2,362	(2)

					27,622	30,026

Orion Foods, LLC(7)	Convenience food service retailer	Senior secured revolving loan ($9,000 par due 9/2014)	10.75% (Base Rate + 7.50%/M)	4/1/2010	9,000	9,000	(2)(21)
		Senior secured loan ($33,367 par due 9/2014)	10.00% (Libor + 8.50%/Q)	4/1/2010	33,367	33,367	(3)(21)
		Junior secured loan ($37,552 par due 9/2014)		4/1/2010	22,425	15,358	(2)(20)
		Preferred units (10,000 units)		10/28/2010	—	—	(2)
		Class A common units (25,001 units)		4/1/2010	—	—	(2)
		Class B common units (1,122,452 units)		4/1/2010	—	—	(2)

					64,792	57,725

OTG Management, LLC	Airport restaurant operator	Senior secured loan ($25,000 par due 12/2017)	8.75% (Libor + 7.25%/Q)	12/11/2012	25,000	25,000	(2)(21)
		Common units (3,000,000 units)		1/5/2011	3,000	1,955	(2)
		Warrants to purchase up to 7.73% of common units		6/19/2008	100	4,151	(2)

					28,100	31,106

Performance Food Group, Inc. and Wellspring Distribution Corp.	Food service distributor	Junior secured loan ($50,000 par due 5/2015)	11.00%	5/30/2012	50,000	50,000	(2)
		Junior secured loan ($112,250 par due 5/2015)	11.00%	5/23/2008	111,327	112,250	(2)
		Class A non-voting common stock (1,366,120 shares)		5/3/2008	7,500	6,823	(2)

					168,827	169,073

Restaurant Holding Company, LLC	Fast food restaurant operator	Senior secured loan ($60,667 par due 2/2017)	9.00% (Libor + 7.50%/M)	2/17/2012	59,676	60,667	(3)(21)
		Senior secured loan ($9,333 par due 2/2017)	9.00% (Libor + 7.50%/M)	2/17/2012	9,180	9,333	(4)(21)

					68,856	70,000

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
S.B. Restaurant Company	Restaurant owner and	Preferred stock (46,690		4/1/2010	—	—	(2)
	operator	shares) Warrants to purchase up to 257,429 shares of common stock		4/1/2010	—	—	(2)

					—	—

					428,155	433,631		10.90%

Financial Services
AllBridge Financial, LLC(7)	Asset management services	Equity interests		4/1/2010	5,675	7,422

Callidus Capital Corporation(7)	Asset management services	Common stock (100 shares)		4/1/2010	3,000	1,735

Ciena Capital LLC(7)	Real estate and small business loan servicer	Senior secured revolving loan ($14,000 par due 12/2014)	6.00%	11/29/2010	14,000	14,000	(2)
		Senior secured loan ($32,000 par due 12/2016)	12.00%	11/29/2010	32,000	32,000	(2)
		Equity interests		11/29/2010	53,374	14,533	(2)

					99,374	60,533

Commercial Credit Group, Inc.	Commercial equipment finance and leasing company	Senior subordinated loan ($28,000 par due 5/2018)	12.75%	5/10/2012	28,000	28,000	(2)

Cook Inlet Alternative Risk, LLC	Risk management services	Senior subordinated loan ($2,500 par due 9/2015)	9.00%	9/30/2011	2,500	2,500	(2)

Financial Pacific Company	Commercial finance leasing	Preferred stock (6,500 shares)	8.00% PIK	10/13/2010	3,807	14,065
		Common stock (650,000 shares)		10/13/2010	—	—

					3,807	14,065

Gordian Acquisition Corp.	Financial services firm	Common stock (526 shares)		11/30/2012	—	—	(2)

Imperial Capital Group LLC	Investment services	2006 Class B common units (2,526 units)		5/10/2007	3	4	(2)
		2007 Class B common units (315 units)		5/10/2007	—	1	(2)
		Class A common units (7,710 units)		5/10/2007	14,997	18,949	(2)

					15,000	18,954

Ivy Hill Asset Management, L.P.(7)(9)	Asset management services	Member interest (100.00% interest)		6/15/2009	170,961	267,839

					328,317	401,048		10.08%

Business Services
Access CIG, LLC	Records and information management services provider	Senior secured loan ($1,000 par due 10/2017)	7.00% (Libor + 5.75%/Q)	10/5/2012	1,000	1,000	(2)(21)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Cast & Crew Payroll, LLC and Centerstage Co-Investors, L.L.C.(6)	Payroll and accounting services provider to the entertainment industry	Senior secured loan ($19,750 par due 12/2017)	7.50% (Libor + 6.50%/Q)	12/24/2012	19,750	19,750	(2)(16)(21)
		Senior secured loan ($49,375 par due 12/2017)	7.50% (Libor + 6.50%/Q)	12/24/2012	49,375	49,375	(3)(21)
		Class A membership units (2,500,000 units)		12/24/2012	2,500	2,500	(2)
		Class B membership units (2,500,000 units)		12/24/2012	2,500	2,500	(2)

					74,125	74,125

CIBT Investment Holdings, LLC	Expedited travel document processing services	Class A shares (2,500 shares)		12/15/2011	2,500	3,477	(2)

CitiPostal Inc.(7)	Document storage and management services	Senior secured revolving loan ($1,000 par due 12/2013)	6.50% (Base Rate + 3.25%/Q)	4/1/2010	1,000	1,000	(2)(21)
		Senior secured loan ($525 par due 12/2013)	8.50% Cash, 5.50% PIK	4/1/2010	525	489	(2)
		Senior secured loan ($53,817 par due 12/2013)	8.50% Cash, 5.50% PIK	4/1/2010	53,817	50,066	(2)
		Senior subordinated loan ($17,936 par due 12/2015)		4/1/2010	13,038	—	(2)(20)
		Common stock (37,024 shares)		4/1/2010	—	—

					68,380	51,555

Command Alkon, Inc.	Software solutions provider to the ready-mix concrete industry	Junior secured loan ($39,130 par due 3/2018)	9.75% (Libor + 8.50%/Q)	9/28/2012	39,130	39,130	(2)(21)

Cornerstone Records Management, LLC	Physical records storage and management service provider	Senior secured loan ($18,403 par due 8/2016)	12.25% (Base Rate + 9.00%/Q)	8/12/2011	18,403	17,667	(2)(21)

HCPro, Inc. and HCP Acquisition Holdings, LLC(7)	Healthcare compliance advisory services	Senior subordinated loan ($17,103 par due 8/2014)		3/5/2013	5,500	5,500	(2)(20)
		Class A units (15,043,110 units)		6/26/2008	13,543	—	(2)

					19,043	5,500

IfByPhone Inc.	Voice-based marketing automation software provider	Senior secured loan ($2,000 par due 11/2015)	11.00%	10/15/2012	1,924	2,000	(2)
		Senior secured loan ($1,000 par due 1/2016)	11.00%	10/15/2012	1,000	1,000	(2)
		Warrant to purchase up to 124,300 shares of Series C preferred stock		10/15/2012	88	88	(2)

					3,012	3,088

Impact Innovations Group, LLC	IT consulting and outsourcing services	Member interest (50.00% interest)		4/1/2010	—	200

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Investor Group Services, LLC(6)	Business consulting for private equity and corporate clients	Limited liability company membership interest (10.00% interest)		6/22/2006	—	805

Itel Laboratories, Inc.	Data services provider for building materials to property insurance industry	Senior secured loan ($22,182 par due 6/2018)	6.00% (Libor + 4.75%/M)	6/29/2012	22,182	22,182	(2)(21)
		Preferred units (1,798,391 units)		6/29/2012	1,000	1,118	(2)

					23,182	23,300

Multi-Ad Services, Inc.(6)	Marketing services and software provider	Preferred units (1,725,280 units)		4/1/2010	788	2,043
		Common units (1,725,280 units)		4/1/2010	—	—

					788	2,043

MVL Group, Inc.(7)	Marketing research provider	Senior secured revolving loan ($806 par due 6/2012)	4.80% (Libor + 4.50%/Q)	6/28/2012	806	806	(2)
		Senior subordinated loan ($37,003 par due 7/2012)		4/1/2010	34,636	7,216	(2)(20)
		Junior subordinated loan ($185 par due 7/2012)		4/1/2010	—	—	(2)(20)
		Common stock (560,716 shares)		4/1/2010	—	—	(2)

					35,442	8,022

NComputing, Inc.	Desktop virtualization hardware and software technology service provider	Senior secured loan ($6,500 par due 7/2016)	10.50%	3/20/2013	6,500	6,500	(2)
		Warrant to purchase up to 462,726 shares of Series C preferred stock		3/20/2013	—	41	(2)

					6,500	6,541

Pillar Processing LLC and PHL Holding Co.(6)	Mortgage services	Senior secured loan ($6,659 par due 11/2018)		7/31/2008	6,248	6,659	(2)(20)
		Senior secured loan ($7,375 par due 5/2019)		11/20/2007	6,406	494	(2)(20)
		Class A common stock (576 shares)		7/31/2012	3,768	—	(2)

					16,422	7,153

Powersport Auctioneer Holdings, LLC	Powersport vehicle auction operator	Common units (1,972 units)		3/2/2012	1,000	746	(2)

Prommis Holdings, LLC	Bankruptcy and foreclosure processing services	Class B common units (1,727 units)		6/12/2012	—	—	(2)

Promo Works, LLC	Marketing services	Senior secured loan ($8,655 par due 12/2013)		4/1/2010	3,016	1,888	(2)(20)

R2 Acquisition Corp.	Marketing services	Common stock (250,000 shares)		5/29/2007	250	147	(2)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Rainstor, Inc.	Database solution provider designed to manage Big Data for large enterprises at the lowest total cost	Senior secured loan ($3,000 par due 4/2016)	11.25%	3/28/2013	2,913	3,000	(2)
		Warrant to purchase up to 142,210 shares of Series C preferred stock		3/28/2013	88	89	(2)

					3,001	3,089

Strident Holding, Inc.	Recovery audit services provider to commercial and governmental healthcare payors	Senior secured loan ($7,915 par due 7/2018)	6.50% (Libor + 5.25%/M)	7/26/2012	7,915	7,915	(2)(21)
		Senior secured loan ($9,950 par due 7/2018)	6.50% (Libor + 5.25%/M)	7/26/2012	9,950	9,950	(4)(21)

					17,865	17,865

Summit Business Media Parent Holding Company LLC	Business media consulting services	Limited liability company membership interest (45.98% interest)		5/20/2011	—	1,405	(2)

TOA Technologies, Inc.	Cloud based, mobile workforce management applications provider	Senior secured loan ($13,000 par due 11/2016)	10.25%	10/31/2012	12,445	12,610	(2)
		Warrant to purchase up to 2,509,770 shares of Series D preferred stock		10/31/2012	605	677	(2)

					13,050	13,287

Tradesmen International, Inc.	Construction labor support	Warrants to purchase up to 771,036 shares		4/1/2010	—	9,878

Tripwire, Inc.	IT security software provider	Senior secured loan ($19,950 par due 5/2018)	6.00% (Libor + 4.75%/Q)	5/23/2011	19,950	19,950	(2)(21)
		Senior secured loan ($49,875 par due 5/2018)	6.00% (Libor + 4.75%/Q)	5/23/2011	49,875	49,875	(3)(21)
		Senior secured loan ($9,975 par due 5/2018)	6.00% (Libor + 4.75%/Q)	5/23/2011	9,975	9,975	(4)(21)
		Class B common stock (2,655,638 shares)		5/23/2011	30	72	(2)
		Class A common stock (2,970 shares)		5/23/2011	2,970	7,103	(2)

					82,800	86,975

Venturehouse-Cibernet Investors, LLC	Financial settlement services for intercarrier wireless roaming	Equity interest		4/1/2010	—	—	(2)

VSS-Tranzact Holdings, LLC(6)	Management consulting services	Common membership interest (5.98% interest)		10/26/2007	10,204	3,306

					439,113	382,192		9.61%

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Services-Other
Capital Investments and Ventures Corp.	SCUBA diver training and certification provider	Senior secured loan ($1,692 par due 8/2018)	9.50% (Base Rate + 6.25%/Q)	8/9/2012	1,692	1,692	(2)(21)
		Senior secured loan ($53,009 par due 8/2018)	8.50% (Libor + 7.25%/Q)	8/9/2012	53,009	53,009	(2)(21)
		Senior secured loan ($308 par due 8/2018)	9.50% (Base Rate + 6.25%/Q)	8/9/2012	308	308	(3)(21)
		Senior secured loan ($9,666 par due 8/2018)	8.50% (Libor + 7.25%/Q)	8/9/2012	9,666	9,666	(3)(21)
		Senior secured loan ($308 par due 8/2018)	9.50% (Base Rate + 6.25%/Q)	8/9/2012	308	308	(4)(21)
		Senior secured loan ($9,642 par due 8/2018)	8.50% (Libor + 7.25%/Q)	8/9/2012	9,642	9,642	(4)(21)

					74,625	74,625

Competitor Group, Inc. and Calera XVI, LLC	Endurance sports media and event operator	Senior secured revolving loan ($2,350 par due 11/2018)	10.00% (Base Rate + 6.75%/Q)	11/30/2012	2,350	2,350	(2)(21)
		Senior secured revolving loan ($900 par due 11/2018)	9.00% (Libor + 7.75%/Q)	11/30/2012	900	900	(2)(21)
		Senior secured loan ($24,439 par due 11/2018)	9.00% (Libor + 7.75%/Q)	11/30/2012	24,439	24,439	(2)(21)
		Senior secured loan ($29,925 par due 11/2018)	9.00% (Libor + 7.75%/Q)	11/30/2012	29,925	29,925	(3)(21)
		Membership units (2,500,000 units)		11/30/2012	2,500	2,500	(2)(9)

					60,114	60,114

Massage Envy, LLC	Franchiser in the massage industry	Senior secured loan ($53,157 par due 9/2018)	8.50% (Libor + 7.25%/Q)	9/27/2012	53,157	53,157	(2)(21)
		Senior secured loan ($26,830 par due 9/2018)	8.50% (Libor + 7.25%/Q)	9/27/2012	26,830	26,830	(3)(21)
		Common stock (3,000,000 shares)		9/27/2012	3,000	3,322	(2)

					82,987	83,309

McKenzie Sports Products, LLC	Designer, manufacturer and distributor of taxidermy forms and supplies	Senior secured loan ($422 par due 3/2017)	7.75% (Base Rate + 4.50%/Q)	3/30/2012	422	422	(2)(21)
		Senior secured loan ($10,895 par due 3/2017)	7.00% (Libor + 5.50%/Q)	3/30/2012	10,895	10,895	(2)(21)
		Senior secured loan ($354 par due 3/2017)	7.75% (Base Rate + 4.50%/Q)	3/30/2012	354	354	(4)(21)
		Senior secured loan ($9,118 par due 3/2017)	7.00% (Libor + 5.50%/Q)	3/30/2012	9,118	9,118	(4)(21)

					20,789	20,789

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
The Dwyer Group(6)	Operator of multiple franchise concepts primarily related to home maintenance or repairs	Senior subordinated loan ($25,497 par due 6/2018)	12.00% Cash, 1.50% PIK	12/22/2010	25,497	25,497	(2)
		Series A preferred units (13,292,377 units)	8.00% PIK	12/22/2010	6,462	15,245	(2)

					31,959	40,742

Wash Multifamily Laundry Systems, LLC (fka Web Services Company, LLC)	Laundry service and equipment provider	Junior secured loan ($78,000 par due 2/2020)	9.75% (Libor + 8.50%/Q)	2/21/2013	78,000	78,000	(2)(21)

					348,474	357,579		8.99%

Consumer Products—Non-durable
Gilchrist & Soames, Inc.	Personal care manufacturer	Senior secured revolving loan ($9,200 par due 10/2013)	6.25% (Libor + 5.00%/M)	4/1/2010	9,200	9,200	(2)(21)
		Senior secured loan ($22,171 par due 10/2013)	13.44% Cash, 2.00% PIK	4/1/2010	22,009	20,619	(2)

					31,209	29,819

Implus Footcare, LLC	Provider of footwear and other accessories	Preferred stock (455 shares)	6.00% PIK	10/31/2011	4,945	4,945	(2)
		Common stock (455 shares)		10/31/2011	455	24	(2)

					5,400	4,969

Insight Pharmaceuticals Corporation(6)	OTC drug products manufacture	Junior secured loan ($19,310 par due 8/2017)	13.25% (Libor + 11.75%/Q)	8/26/2011	19,142	19,310	(2)(21)
		Class A common stock (155,000 shares)		8/26/2011	6,035	8,368	(2)
		Class B common stock (155,000 shares)		8/26/2011	6,035	8,368	(2)

					31,212	36,046

Matrixx Initiatives, Inc. and Wonder Holdings Acquisition Corp.	Developer and marketer of over-the-counter healthcare products	Senior secured revolving loan ($2,000 par due 6/2016)	13.00% (Libor + 12.00%/Q)	6/30/2011	2,000	1,900	(2)(21)
		Senior secured loan ($37,984 par due 6/2016)	13.00% (Libor + 12.00%/Q)	6/30/2011	37,799	36,085	(2)(21)
		Warrants to purchase up to 1,654,678 shares of common stock		7/27/2011	—	—	(2)
		Warrants to purchase up to 1,489 shares of preferred stock		7/27/2011	—	891	(2)

					39,799	38,876

Oak Parent, Inc.	Manufacturer of athletic apparel	Senior secured loan ($5,896 par due 4/2018)	8.00% (Libor + 7.00%/Q)	4/2/2012	5,873	5,896	(2)(21)
		Senior secured loan ($35,000 par due 4/2018)	8.00% (Libor + 7.00%/Q)	4/2/2012	34,859	35,000	(3)(21)
		Senior secured loan ($9,335 par due 4/2018)	8.00% (Libor + 7.00%/Q)	4/2/2012	9,297	9,335	(4)(21)

					50,029	50,231

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
PG-ACP Co-Invest, LLC	Supplier of medical uniforms, specialized medical footwear and accessories	Class A membership units (1,000,0000 units)		8/29/2012	1,000	1,665	(2)

The Step2 Company, LLC	Toy manufacturer	Junior secured loan ($25,600 par due 4/2015)	10.00%	4/1/2010	24,823	25,600	(2)
		Junior secured loan ($31,621 par due 4/2015)	10.00% Cash, 5.00% PIK	4/1/2010	30,802	27,194	(2)
		Common units (1,116,879 units)		4/1/2010	24	7
		Warrants to purchase up to 3,157,895 units		4/1/2010	—	19

					55,649	52,820

The Thymes, LLC(7)	Cosmetic products manufacturer	Preferred units (6,283 units)	8.00% PIK	6/21/2007	5,001	4,638
		Common units (5,400 units)		6/21/2007	—	4,473

					5,001	9,111

Woodstream Corporation	Pet products manufacturer	Senior secured loan ($3,000 par due 8/2016)	6.00% (Libor + 5.00%/Q)	4/18/2012	3,000	3,000	(2)(21)
		Senior secured loan ($15,000 par due 8/2016)	6.00% (Libor + 5.00%/Q)	4/18/2012	15,000	15,000	(4)(21)
		Senior subordinated loan ($80,000 par due 2/2017)	11.00%	1/22/2010	76,964	80,000	(2)
		Common stock (4,254 shares)		1/22/2010	1,222	2,633	(2)

					96,186	100,633

					315,485	324,170		8.15%

Containers-Packaging
ICSH, Inc.	Industrial container manufacturer, reconditioner and servicer	Senior secured loan ($26,191 par due 8/2016)	8.00% (Libor + 7.00%/Q)	8/31/2011	26,191	26,191	(2)(21)
		Senior secured loan ($24,217 par due 8/2016)	8.04% (Libor + 7.00%/Q)	8/31/2011	24,217	24,217	(2)(21)
		Senior secured loan ($176 par due 8/2016)	8.00% (Libor + 7.00%/Q)	8/31/2011	176	176	(3)(21)
		Senior secured loan ($67,961 par due 8/2016)	8.04% (Libor + 7.00%/Q)	8/31/2011	67,961	67,961	(3)(21)
		Senior secured loan ($38 par due 8/2016)	8.00% (Libor + 7.00%/Q)	8/31/2011	38	38	(4)(21)
		Senior secured loan ($14,795 par due 8/2016)	8.04% (Libor + 7.00%/Q)	8/31/2011	14,795	14,795	(4)(21)

					133,378	133,378

Microstar Logistics LLC, Microstar Global Asset Management LLC and MStar Holding Corporation	Keg management solutions provider	Junior secured loan ($165,000 par due 12/2018)	8.50% (Libor + 7.50%/Q)	12/14/2012	165,000	165,000	(2)(21)
		Common Stock (50,000 shares)		12/14/2012	5,000	5,000	(2)

					170,000	170,000

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Pregis Corporation, Pregis Intellipack Corp. and Pregis Innovative Packaging Inc.	Provider of highly-customized, tailored protective packaging solutions	Senior secured loan ($992 par due 3/2017)	7.75% (Libor + 6.25%/M)	4/25/2012	992	992	(2)(21)

					992	992

					304,370	304,370		7.65%

Energy
Centinela Funding, LLC	Solar power generation facility developer and operator	Senior secured loan ($56,000 par due 11/2020)	10.00% (Libor + 8.75%/Q)	11/14/2012	56,000	56,000	(2)(21)

EquiPower Resources Holdings, LLC	Gas-fired power generation facilities operator	Junior secured loan ($22,500 par due 6/2019)	10.00% (Libor + 8.50%/Q)	6/27/2012	22,084	22,500	(2)(21)

La Paloma Generating Company, LLC	Natural gas fired, combined cycle plant operator	Junior secured loan ($68,000 par due 8/2018)	10.25% (Libor + 8.75%/Q)	8/9/2011	66,947	68,000	(2)(21)

Panda Sherman Power, LLC	Developer and operator of a gas turbine power plant	Senior secured loan ($32,500 par due 9/2018)	9.00% (Libor + 7.50%/Q)	9/14/2012	32,500	32,500	(2)(21)

Panda Temple Power, LLC	Developer and operator of a gas turbine power plant	Senior secured loan ($60,000 par due 7/2018)	11.50% (Libor + 10.00%/Q)	7/17/2012	58,215	60,000	(2)(21)

					235,746	239,000		6.01%

Automotive Services
Driven Holdings, LLC	Automotive aftermarket car care franchisor	Preferred stock (247,500 units)		12/16/2011	2,475	2,742	(2)
		Common stock (25,000 units)		12/16/2011	25	114	(2)

					2,500	2,856

Eckler Industries, Inc.	Restoration parts and accessories provider for classic automobiles	Senior secured loan ($51,302 par due 7/2017)	7.25% (Libor + 6.00%/M)	7/12/2012	51,302	51,302	(2)(21)
		Senior secured loan ($505 par due 7/2017)	8.25% (Base Rate + 5.00%/Q)	7/12/2012	505	505	(2)(21)
		Series A preferred stock (1,800 shares)		7/12/2012	1,800	1,909	(2)
		Common stock (20,000 shares)		7/12/2012	200	64	(2)

					53,807	53,780

EcoMotors, Inc.	Engine developer	Senior secured loan ($5,000 par due 7/2016)	10.13%	12/28/2012	4,859	5,000	(2)
		Warrant to purchase up to 321,888 shares of Series C Preferred Stock		12/28/2012	—	84	(2)

					4,859	5,084

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Service King Paint & Body, LLC	Collision repair site operators	Senior secured loan ($116,500 par due 8/2017)	7.25% (Libor + 6.25%/Q)	8/20/2012	116,500	116,500	(2)(17)(21)
		Senior secured loan ($11,350 par due 8/2017)	7.25% (Libor + 6.25%/Q)	8/20/2012	11,350	11,350	(2)(17)(21)
		Senior secured loan ($4,925 par due 8/2017)	4.50% (Libor + 3.50%/Q)	8/20/2012	4,925	4,925	(2)(21)
		Senior secured loan ($9,850 par due 8/2017)	4.50% (Libor + 3.50%/Q)	8/20/2012	9,850	9,850	(4)(21)
		Membership interest		8/20/2012	5,000	6,819	(2)

					147,625	149,444

					208,791	211,164		5.31%

Manufacturing
Cambrios Technologies Corporation	Developer and manufacturer of nanotechnology-based solutions for electronic devices and computers	Senior secured loan ($4,394 par due 8/2015)	12.00%	8/7/2012	4,394	4,394	(2)
		Warrants to purchase up to 400,000 shares of Series D-4 convertible preferred stock		8/2/2012	—	8	(2)

					4,394	4,402

Component Hardware Group, Inc.	Commercial equipment	Junior secured loan ($3,226 par due 12/2014)	7.00% Cash, 3.00% PIK	8/4/2010	3,226	3,226	(2)
		Senior subordinated loan ($11,284 par due 12/2014)	7.50% Cash, 5.00% PIK	4/1/2010	8,748	11,284	(2)
		Warrants to purchase up to 1,462,500 shares of common stock		8/4/2010	—	8,804	(2)

					11,974	23,314

MWI Holdings, Inc.	Provider of engineered springs, fasteners, and other precision components	Senior secured loan ($38,274 par due 3/2019)	9.38% (Libor + 8.13%/Q)	6/15/2011	38,274	38,274	(2)(21)
		Senior secured loan ($10,000 par due 6/2017)	9.38% (Libor + 8.13%/Q)	6/15/2011	10,000	10,000	(4)(21)

					48,274	48,274

NetShape Technologies, Inc.	Metal precision engineered components	Senior secured revolving loan ($454 par due 12/2014)	7.50% (Libor + 6.50%/M)	4/1/2010	454	454	(2)
		Senior secured revolving loan ($78 par due 12/2014)	8.75% (Base Rate + 7.50%/Q)	4/1/2010	78	78	(2)

					532	532

Pelican Products, Inc.	Flashlights	Senior secured loan ($7,940 par due 7/2018)	7.00% (Libor + 5.50%/Q)	7/13/2012	7,940	7,940	(4)(21)
		Junior secured loan ($32,000 par due 6/2019)	11.50% (Libor + 10.00%/Q)	7/13/2012	32,000	32,000	(2)(21)

					39,940	39,940

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Protective Industries, Inc. dba Caplugs	Plastic protection products	Senior secured revolving loan ($817 par due 5/2016)	6.25% (Base Rate + 3.00%/M)	5/23/2011	817	817	(2)(21)
		Senior secured revolving loan ($467 par due 5/2016)	5.75% (Libor + 4.25%/M)	5/23/2011	467	467	(2)(21)
		Senior secured loan ($1,481 par due 5/2017)	5.75% (Libor + 4.25%/M)	11/30/2012	1,481	1,481	(2)(21)
		Senior subordinated loan ($707 par due 5/2018)	8.00% Cash, 7.25% PIK	5/23/2011	707	707	(2)
		Preferred stock (2,379,361 shares)		5/23/2011	2,307	5,203	(2)

					5,779	8,675

Saw Mill PCG Partners LLC	Metal precision engineered components manufacturer	Common units (1,000 units)		1/30/2007	1,000	—	(2)

SSH Environmental Industries, Inc. and SSH Non-Destructive Testing, Inc.	Magnetic sensors and supporting sensor products	Senior secured loan ($11,504 par due 12/2016)	9.00% (Libor + 7.50%/Q)	3/23/2012	11,315	11,504	(2)(21)

					123,208	136,641		3.43%

Aerospace and Defense
ILC Industries, LLC	Designer and manufacturer of protective cases and technically advanced lighting systems	Senior secured loan ($4,913 par due 7/2018)	7.50% (Libor + 6.00%/Q)	7/13/2012	4,828	4,913	(2)(21)
		Senior secured loan ($19,900 par due 7/2018)	7.50% (Libor + 6.00%/Q)	7/13/2012	19,539	19,900	(4)(21)

					24,367	24,813

PRV Aerospace, LLC	Aerospace precision components manufacturer	Senior secured loan ($1,136 par due 5/2018)	6.50% (Libor + 5.25%/Q)	5/15/2012	1,130	1,136	(2)(21)
		Senior secured loan ($8,460 par due 5/2018)	6.50% (Libor + 5.25%/Q)	5/15/2012	8,386	8,460	(4)(21)
		Junior secured loan ($68,000 par due 5/2019)	10.50% (Libor + 9.25%/Q)	5/10/2012	68,000	68,000	(2)(21)
		Junior secured loan ($11,657 par due 5/2019)	11.50% (Base Rate + 8.25%/Q)	5/10/2012	11,657	11,657	(2)(21)

					89,173	89,253

TurboCombuster Technology, Inc.	Manufacturer of complex fabrications for the commercial aerospace, military aerospace and industrial gas turbine markets	Senior secured loan ($10,000 par due 12/2017)	6.00% (Base Rate + 5.00%/Q)	1/31/2013	9,951	10,000	(2)(21)

Wyle Laboratories, Inc. and Wyle Holdings, Inc.	Provider of specialized engineering, scientific and technical services	Senior preferred stock (775 shares)	8.00% PIK	1/17/2008	105	105	(2)
		Common stock (1,885,195 shares)		1/17/2008	2,291	2,256	(2)

					2,396	2,361

					125,887	126,427		3.18%

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Consumer Products—Durable
Bushnell Inc.	Sports optics manufacturer	Junior secured loan ($48,825 par due 2/2016)	9.00% (Libor + 7.50%/Q)	4/1/2010	44,301	48,825	(2)(21)
		Junior secured loan ($43,675 par due 2/2016)	9.50% (Libor + 8.00%/Q)	4/30/2012	43,675	43,675	(2)(21)

					87,976	92,500

					87,976	92,500		2.32%

Telecommunications
American Broadband Communications, LLC, American Broadband Holding Company and Cameron Holdings of NC, Inc.	Broadband communication services	Senior secured loan ($6,945 par due 9/2013)	7.50% (Libor + 5.50%/Q)	9/1/2010	6,945	6,945	(2)(21)
		Senior subordinated loan ($34,492 par due 11/2014)	12.00% Cash, 2.00% PIK	11/7/2007	34,492	33,112	(2)
		Senior subordinated loan ($10,793 par due 11/2014)	12.00% Cash, 2.00% PIK	9/1/2010	10,793	10,361	(2)
		Senior subordinated loan ($23,850 par due 11/2014)	10.00% Cash, 4.00% PIK	11/7/2007	23,850	22,896	(2)
		Warrants to purchase up to 378 shares		11/7/2007	—	3,981
		Warrants to purchase up to 200 shares		9/1/2010	—	2,106	(2)

					76,080	79,401

Startec Equity, LLC(7)	Communication services	Member interest		4/1/2010	—	—

					76,080	79,401		2.00%

Retail
Fulton Holdings Corp.	Airport restaurant operator	Senior secured loan ($40,000 par due 5/2016)	12.50%	5/28/2010	40,000	40,000	(3)(12)
		Common stock (19,672 shares)		5/28/2010	1,967	1,985

					41,967	41,985

Things Remembered Inc. and TRM Holdings Corporation	Personalized gifts retailer	Senior secured loan ($14,925 par due 5/2018)	8.00% (Libor + 6.50%/M)	5/24/2012	14,925	14,925	(4)(21)

					56,892	56,910		1.43%

Oil and Gas
Geotrace Technologies, Inc.	Reservoir processing and development	Warrants to purchase up to 69,978 shares of common stock		4/1/2010	88	—	(2)
		Warrants to purchase up to 210,453 shares of preferred stock		4/1/2010	2,805	1,892	(2)

					2,893	1,892

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
UL Holding Co., LLC and Universal Lubricants, LLC(6)	Petroleum product manufacturer	Junior secured loan ($2,912 par due 12/2014)	9.17% (Libor + 7.17% Cash, 2.00% PIK /Q)	4/30/2012	2,912	2,620	(2)
		Junior secured loan ($4,931 par due 12/2014)	12.00% Cash, 2.00% PIK	4/30/2012	4,931	4,438	(2)
		Junior secured loan ($2,020 par due 12/2014)	9.16% (Libor + 7.16% Cash, 2.00% PIK /Q)	4/30/2012	2,020	1,818	(2)
		Junior secured loan ($5,102 par due 12/2014)	12.00% Cash, 3.00% PIK	4/30/2012	5,102	4,847	(2)
		Junior secured loan ($14,672 par due 12/2014)	9.18% (Libor + 7.18% Cash, 2.00% PIK /Q)	4/30/2012	14,672	13,205	(3)
		Junior secured loan ($10,576 par due 12/2014)	9.17% (Libor + 7.17% Cash, 2.00% PIK /Q)	4/30/2012	10,576	9,518	(3)
		Junior secured loan ($18,760 par due 12/2014)	12.00% Cash, 2.00% PIK	4/30/2012	18,760	16,884	(3)
		Class A common units (10,782 units)		6/17/2011	1,512	2	(2)
		Class B-5 common units (599,200 units)		4/25/2008	5,472	8	(2)
		Class B-4 common units (50,000 units)		6/17/2011	500	1	(2)
		Class C common units (618,091 units)		4/25/2008	—	11	(2)

					66,457	53,352

					69,350	55,244		1.39%

Printing, Publishing and Media
Batanga, Inc.	Independent digital media company	Senior secured revolving loan ($1,500 par due 10/2013)	8.50%	10/31/2012	1,500	1,500	(2)
		Senior secured loan ($5,500 par due 11/2016)	9.60%	10/31/2012	5,500	5,594	(2)(19)

					7,000	7,094

Earthcolor Group, LLC	Printing management services	Limited liability company interests (9.30%)		5/18/2012	—	—

National Print Group, Inc.	Printing management services	Senior secured revolving loan ($913 par due 10/2013)	9.00% (Libor + 6.00%/Q)	3/2/2006	913	913	(2)(21)
		Senior secured revolving loan ($26 par due 10/2013)	9.00% (Base Rate + 5.00%/M)	3/2/2006	26	26	(2)(21)
		Senior secured loan ($6,903 par due 10/2013)	10.00% (Libor + 9.00% Cash, 1.00% PIK /Q)	3/2/2006	6,632	6,903	(2)(21)
		Senior secured loan ($349 par due 10/2013)	10.00% (Base Rate + 9.00% Cash, 1.00% PIK /Q)	3/2/2006	335	349	(2)(21)
		Preferred stock (9,344 shares)		3/2/2006	2,000	—	(2)

					9,906	8,191

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
The Teaching Company, LLC and The Teaching Company Holdings, Inc.	Education publications provider	Senior secured loan ($21,211 par due 3/2017)	9.00% (Libor + 7.50%/Q)	9/29/2006	21,211	21,211	(2)(21)
		Senior secured loan ($9,851 par due 3/2017)	9.00% (Libor + 7.50%/Q)	9/29/2006	9,851	9,851	(4)(21)
		Preferred stock (10,663 shares)		9/29/2006	1,066	3,341	(2)
		Common stock (15,393 shares)		9/29/2006	3	8	(2)

					32,131	34,411

					49,037	49,696		1.25%

Environmental Services
AWTP, LLC(7)	Water treatment services	Junior secured loan ($4,212 par due 6/2015)	10.00%	4/18/2011	4,212	4,212	(2)
		Junior secured loan ($6,121 par due 6/2015)	15.00% PIK	4/18/2011	6,121	6,121	(2)
		Membership interests (90% interest)		4/18/2011	—	5,646	(2)

					10,333	15,979

Genomatica, Inc.	Chemical company that is developing a biotechnology platform for the production of basic and intermediate chemical products through a proprietary fermentation-based manufacturing process	Senior secured loan ($1,500 par due 10/2016)	9.26%	3/28/2013	1,425	1,500	(2)
		Warrant to purchase 322,422 shares of Series D preferred stock		3/28/2013	—	45	(2)

					1,425	1,545

RE Community Holdings II, Inc.and Pegasus Community Energy, LLC.	Operator of municipal recycling facilities	Preferred stock (1,000 shares)		3/1/2011	8,839	1,946	(2)

Waste Pro USA, Inc	Waste management services	Preferred Class A common equity (611,615 shares)		11/9/2006	12,263	25,139	(2)

					32,860	44,609		1.12%

Transportation
PODS Funding Corp.	Storage and warehousing	Junior subordinated loan ($40,499 par due 5/2017)	12.75% Cash, 2.75% PIK	11/29/2011	40,499	40,499	(2)

United Road Towing, Inc.	Towing company	Warrants to purchase up to 607 shares		4/1/2010	—	—

					40,499	40,499		1.02%

Health Clubs
Athletic Club Holdings, Inc.	Premier health club operator	Senior secured loan ($34,000 par due 10/2013)	7.25% (Libor + 6.00%/M)	10/11/2007	34,000	34,000	(2)(13)(21)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
CFW Co-Invest, L.P. and NCP Curves, L.P.	Health club franchisor	Limited partnership interest (4,152,165 shares)		7/31/2012	4,152	4,328	(2)
		Limited partnership interest (1,847,835 shares)		7/31/2012	1,848	1,926	(2)

					6,000	6,254

					40,000	40,254		1.01%

Commercial Real Estate Finance
10th Street, LLC(6)	Real estate holding company	Senior subordinated loan ($25,468 par due 11/2014)	8.93% Cash, 4.07% PIK	4/1/2010	25,468	25,468	(2)
		Member interest (10.00% interest)		4/1/2010	594	—
		Option (25,000 units)		4/1/2010	25	482

					26,087	25,950

American Commercial Coatings, Inc.	Real estate property	Commercial mortgage loan ($2,505 par due 12/2025)	8.75% (Base Rate + 1.50%/Q)	4/1/2010	879	2,061

Cleveland East Equity, LLC	Hotel operator	Real estate equity interests		4/1/2010	1,026	4,036

Commons R-3, LLC	Real estate developer	Real estate equity interests		4/1/2010	—	—

Crescent Hotels & Resorts, LLC and affiliates(7)	Hotel operator	Senior subordinated loan ($2,236 par due 9/2011)		4/1/2010	—	—	(2)
		Senior subordinated loan ($2,092 par due 6/2017)		4/1/2010	—	—	(2)
		Common equity interest		4/1/2010	—	—
		Limited liability company membership interest (100% interest)		6/19/2012	—	194	(2)

					—	194

Hot Light Brands, Inc.(7)	Real estate holding company	Senior secured loan ($32,957 par due 2/2011)		4/1/2010	1,665	1,132	(2)(20)
		Common stock (93,500 shares)		4/1/2010	—	—	(2)

					1,665	1,132

NPH, Inc.	Hotel property	Real estate equity interests		4/1/2010	5,291	6,817

					34,948	40,190		1.00%

Food and Beverage
Apple & Eve, LLC and US Juice Partners, LLC(6)	Juice manufacturer	Senior units (50,000 units)		10/5/2007	5,000	5,027

Charter Baking Company, Inc.	Baked goods manufacturer	Senior subordinated loan ($9,741 par due 9/2013)	17.50% PIK	2/6/2008	9,741	9,741	(2)
		Preferred stock (6,258 shares)		9/1/2006	2,567	1,979	(2)

					12,308	11,720

Distant Lands Trading Co.	Coffee manufacturer	Class A common stock (1,294 shares)		4/1/2010	980	—	(2)
		Class A-1 common stock (2,157 shares)		4/1/2010	—	—	(2)

					980	—

					18,288	16,747		0.42%

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Wholesale Distribution
BECO Holding Company, Inc.	Wholesale distributor of first response fire protection equipment and related parts	Common stock (25,000 shares)		7/30/2010	2,500	2,483	(2)

					2,500	2,483		0.06%

					$5,959,788	$6,030,459		151.57%

(1)
Other than the Company's investments listed in footnote 7 below (subject to the limitations set forth therein), the Company does not "Control" any of its portfolio companies, for the purposes of the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the "Investment Company Act"). In general, under the Investment Company Act, the Company would "Control" a portfolio company if the Company owned more than 25% of its outstanding voting securities (i.e., securities with the right to elect directors) and/or had the power to exercise control over the management or policies of such portfolio company. All of the Company's portfolio company investments, which as of March 31, 2013 represented 152% of the Company's net assets or 95% of the Company's total assets, are subject to legal restrictions on sales.

(2)
These assets are pledged as collateral for the Revolving Credit Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than the Company's obligations under the Revolving Credit Facility (see Note 5 to the consolidated financial statements).

(3)
These assets are owned by the Company's consolidated subsidiary Ares Capital CP Funding LLC ("Ares Capital CP"), are pledged as collateral for the Revolving Funding Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than Ares Capital CP's obligations under the Revolving Funding Facility (see Note 5 to the consolidated financial statements).

(4)
These assets are owned by the Company's consolidated subsidiary Ares Capital JB Funding LLC ("ACJB"), are pledged as collateral for the SMBC Funding Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than ACJB's obligations under the SMBC Funding Facility (see Note 5 to the consolidated financial statements).

(5)
Investments without an interest rate are non-income producing.

(6)
As defined in the Investment Company Act, the Company is deemed to be an "Affiliated Person" of a portfolio company because it owns 5% or more of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the year ended March 31, 2013 in which the issuer was an Affiliated company (but not a portfolio company that the Company ("Controls") are as follows:

Company	Purchases (cost)	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
10th Street, LLC	$—	$—	$—	$827	$—	$—	$—	$—	$(18)
Apple & Eve, LLC and US Juice Partners, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$3,629
Campus Management Corp. and Campus Management Acquisition Corp	$—	$—	$—	$—	$—	$—	$—	$—	$(1,128)
Cast & Crew Payroll, LLC and Centerstage Co-Investors, L.L.C.	$—	$875	$30,000	$1,706	$—	$—	$79	$—	$—
CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings, LLC	$—	$38	$—	$286	$—	$—	$—	$—	$645
The Dwyer Group	$—	$—	$—	$849	$—	$125	$—	$—	$1,158
ELC Acquisition Corp. and ELC Holdings Corporation	$—	$—	$—	$—	$—	$353	$—	$—	$501
Insight Pharmaceuticals Corporation	$—	$—	$—	$646	$—	$—	$—	$—	$176
Investor Group Services, LLC	$—	$—	$—	$—	$—	$125	$—	$—	$94
Multi-Ad Services, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$5
Pillar Processing LLC and PHL Holding Co.	$—	$715	$—	$—	$—	$—	$—	$17	$313
Soteria Imaging Services, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$(171)
VSS-Tranzact Holdings, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$(347)
UL Holding Co., LLC	$—	$147	$—	$1,702	$—	$—	$12	$—	$(6,210)
(7)
As defined in the Investment Company Act, the Company is deemed to be both an "Affiliated Person" and "Control" this portfolio company because it owns more than 25% of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the period for the year ended March 31, 2013 in which the issuer was both an Affiliated company and a portfolio company that the Company is deemed to Control are as follows:

Company	Purchases	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
AllBridge Financial, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$(392)
AWTP, LLC	$—	$—	$—	$330	$—	$—	$25	$—	$1,066
Callidus Capital Corporation	$—	$—	$—	$—	$—	$—	$—	$—	$17
Ciena Capital LLC	$—	$—	$—	$1,170	$—	$—	$—	$—	$(4,083)
Citipostal, Inc.	$—	$510	$—	$1,918	$—	$—	$7	$—	$(5,344)
Crescent Hotels & Resorts, LLC and affiliates	$—	$—	$—	$—	$—	$—	$—	$—	$194
HCI Equity, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$(20)
HCP Acquisition Holdings, LLC	$6,696	$—	$—	$—	$—	$—	$—	$—	$(1,196)
Hot Light Brands, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$4
Ivy Hill Asset Management, L.P.	$—	$—	$—	$—	$—	$27,363	$—	$—	$(26,418)
MVL Group, Inc.	$—	$—	$—	$10	$—	$—	$—	$—	$1,886
Orion Foods, LLC	$1,200	$1,381	$—	$1,049	$—	$—	$203	$—	$(1,178)
Senior Secured Loan Fund LLC*	$21,045	$14,100	$—	$48,562	$1,887	$—	$5,963	$1,010	$(921)
The Thymes, LLC	$—	$—	$—	$—	$—	$99	$—	$—	$1,356

    *    Together with GE Global Sponsor Finance LLC and General Electric Capital Corporation (together, "GE"), the Company co-invests through the Senior Secured Loan Fund LLC d/b/a the "Senior Secured Loan Program" (the "SSLP"). The SSLP is capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of the Company and GE (with approval from a representative of each required); therefore, although the Company owns more than 25% of the voting securities of the SSLP, the Company does not believe that it has control over the SSLP (for purposes of the Investment Company Act or otherwise) because, among other things, these "voting securities" do not afford the Company the right to elect directors of the SSLP or any other special rights (see Note 4 to the consolidated financial statements).

(8)
Non-U.S. company or principal place of business outside the U.S. and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(9)
Excepted from the definition of investment company under Section 3(c) of the Investment Company Act and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(10)
In the first quarter of 2011, the staff of the Securities and Exchange Commission (the "Staff") informally communicated to certain business development companies the Staff's belief that certain entities, which would be classified as an "investment company" under the Investment Company Act but for the exception from the definition of "investment company" set forth in Rule 3a-7 promulgated under the Investment Company Act, could not be treated as eligible portfolio companies (as defined in Section 2(a)(46) of the Investment Company Act). Subsequently, in August 2011 the Securities and Exchange Commission issued a concept release (the "Concept Release") which states that "[a]s a general matter, the Commission presently does not believe that Rule 3a-7 issuers are the type of small, developing and financially troubled businesses in which Congress intended BDCs primarily to invest" and requested comment on whether or not a 3a-7 issuer should be considered an "eligible portfolio company". Ares Capital provided a comment letter in respect of the Concept Release and continues to believe that the language of Section 2(a)(46) of the Investment Company Act permits a business development company to treat as "eligible portfolio companies" entities that rely on the 3a-7 exception. However, given the current uncertainty in this area (including the language in the Concept Release) and subsequent discussions with the Staff, Ares Capital has, solely for purposes of calculating the composition of its portfolio pursuant to Section 55(a) of the Investment Company Act, identified these entities in the Company's schedule of investments as "non-qualifying assets" should the Staff ultimately disagree with Ares Capital's position.

(11)
Variable rate loans to the Company's portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate base rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which reset annually (A), semi-annually (S), quarterly (Q), bi-monthly (B), monthly (M) or daily (D). For each such loan, the Company has provided the interest rate in effect on the date presented.

(12)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 5.00% on $15 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(13)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.00% on $20 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(14)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 4.00% on $64 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(15)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 1.13% on $19 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(16)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.00% on $30 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(17)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.75% on $72 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(18)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.13% on $56 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(19)
The Company is entitled to receive a fixed fee upon the occurrence of certain events as defined in the credit agreement governing the Company's debt investment in the portfolio company. The fair value of such fee is included in the fair value of the debt investment.

(20)
Loan was on non-accrual status as of March 31, 2013.

(21)
Loan includes interest rate floor feature.

(22)
In addition to the interest earned based on the stated contractual interest rate of this security, the certificates entitle the holders thereof to receive a portion of the excess cash flow from the SSLP's loan portfolio, which may result in a return to the Company greater than the contractual stated interest rate.

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2012
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Investment Funds and Vehicles
AGILE Fund I, LLC(9)	Investment partnership	Member interest (0.50% interest)		4/1/2010	$124	$29	(2)

CIC Flex, LP(9)	Investment partnership	Limited partnership units (0.94 unit)		9/7/2007	2,302	3,570	(2)

Covestia Capital Partners, LP(9)	Investment partnership	Limited partnership interest (47.00% interest)		6/17/2008	1,059	1,135	(2)

Dynamic India Fund IV, LLC(9)	Investment company	Member interest (5.44% interest)		4/1/2010	4,822	3,104

HCI Equity, LLC(7)(8)(9)	Investment company	Member interest (100.00% interest)		4/1/2010	452	447

Imperial Capital Private Opportunities, LP(9)	Investment partnership	Limited partnership interest (80.00% interest)		5/10/2007	6,051	8,341	(2)

Partnership Capital Growth Fund I, L.P.(9)	Investment partnership	Limited partnership interest (25.00% interest)		6/16/2006	1,596	4,197	(2)

Partnership Capital Growth Investors III, L.P.(9)	Investment partnership	Limited partnership interest (2.50% interest)		10/5/2011	1,964	1,819	(2)

Piper Jaffray Merchant Banking Fund I, L.P.(9)	Investment partnership	Limited partnership interest (2.00% interest)		8/16/2012	286	259	(2)

Senior Secured Loan Fund LLC(7)(10)	Co-investment vehicle	Subordinated certificates ($1,244,969 par due 12/2022)	8.31% (Libor + 8.00%/Q)(21)	10/30/2009	1,237,887	1,263,644

VSC Investors LLC(9)	Investment company	Membership interest (1.95% interest)		1/24/2008	387	854	(2)

					1,256,930	1,287,399		32.28%

Healthcare—Services
California Forensic Medical Group, Incorporated	Correctional facility healthcare operator	Senior secured revolving loan ($2,000 par due 11/2018)	10.25% (Base Rate + 7.00%/Q)	11/16/2012	2,000	2,000(2	)(20)
		Senior secured loan ($54,182 par due 11/2018)	9.25% (Libor + 8.00%/Q)	11/16/2012	54,182	54,182(2	)(20)

					56,182	56,182

CCS Group Holdings, LLC	Correctional facility healthcare operator	Class A units (601,937 units)		8/19/2010	602	1,205	(2)

CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings LLC(6)	Healthcare analysis services	Senior secured loan ($7,565 par due 3/2017)	7.75% (Libor + 6.50%/Q)	3/15/2011	7,565	7,263	(2)(20)
		Senior secured loan ($7,172 par due 3/2017)	7.75% (Libor + 6.50%/Q)	3/15/2011	7,172	6,885	(3)(20)
		Class A common stock (9,679 shares)		6/15/2007	4,000	4,772	(2)
		Class C common stock (1,546 shares)		6/15/2007	—	1,316	(2)

					18,737	20,236

INC Research, Inc.	Pharmaceutical and biotechnology consulting services	Common stock (1,410,000 shares)		9/27/2010	1,512	929	(2)

Intermedix Corporation	Revenue cycle management provider to the emergency healthcare industry	Junior secured loan ($112,000 par due 6/2019)	10.25% (Libor + 9.00%/Q)	12/27/2012	112,000	112,000	(2)(20)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Magnacare Holdings, Inc., Magnacare Administrative Services, LLC, and Magnacare, LLC	Healthcare professional provider	Senior secured loan ($15,298 par due 3/2018)	9.75% (Libor + 8.75%/Q)	9/15/2010	15,298	15,298	(2)(20)
		Senior secured loan ($42,846 par due 3/2018)	9.75% (Libor + 8.75%/Q)	9/15/2010	42,846	42,846	(3)(20)
		Senior secured loan ($4,869 par due 3/2018)	9.75% (Libor + 8.75%/Q)	9/15/2010	4,869	4,869	(4)(20)
		Senior secured loan ($55,307 par due 3/2018)	9.75% (Libor + 8.75%/Q)	3/16/2012	55,307	55,307	(2)(20)
		Senior secured loan ($15,579 par due 3/2018)	9.75% (Libor + 8.75%/Q)	3/16/2012	15,579	15,579	(3)(20)

					133,899	133,899

MW Dental Holding Corp.	Dental services	Senior secured revolving loan ($3,000 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	3,000	3,000	(2)(20)
		Senior secured loan ($55,034 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	55,034	55,034	(2)(20)
		Senior secured loan ($49,253 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	49,253	49,253	(3)(20)
		Senior secured loan ($9,900 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	9,900	9,900	(4)(20)

					117,187	117,187

Napa Management Services Corporation	Anesthesia management services provider	Senior secured revolving loan ($5,250 par due 4/2016)	7.50% (Libor + 6.00%/M)	4/15/2011	5,250	5,250	(2)(20)
		Senior secured loan ($9,062 par due 4/2016)	7.50% (Libor + 6.00%/Q)	4/15/2011	8,984	9,062	(2)(20)
		Senior secured loan ($28,125 par due 4/2016)	7.50% (Libor + 6.00%/Q)	4/15/2011	28,125	28,125	(3)(20)
		Common units (5,000 units)		4/15/2011	5,000	6,169	(2)

					47,359	48,606

Netsmart Technologies, Inc. and NS Holdings, Inc.	Healthcare technology provider	Senior secured loan ($40,095 par due 12/2017)	7.25% (Libor + 6.00%/Q)	12/18/2012	40,095	40,095	(2)(17)(20)
		Common stock (2,500,000 shares)		6/21/2010	2,500	2,611	(2)

					42,595	42,706

OnCURE Medical Corp.	Radiation oncology care provider	Common stock (857,143 shares)		8/18/2006	3,000	—	(2)

Passport Health Communications, Inc., Passport Holding Corp. and Prism Holding Corp.	Healthcare technology provider	Series A preferred stock (1,594,457 shares)		7/30/2008	11,156	11,448	(2)
		Common stock (16,106 shares)		7/30/2008	100	—	(2)

					11,256	11,448

PG Mergersub, Inc. and PGA Holdings, Inc.	Provider of patient surveys, management reports and national databases for the integrated healthcare delivery system	Junior secured loan ($45,000 par due 10/2018)	8.25% (Libor + 7.00%/Q)	4/19/2012	45,000	45,000	(2)(20)
		Preferred stock (333 shares)		3/12/2008	125	14	(2)
		Common stock (16,667 shares)		3/12/2008	167	697	(2)

					45,292	45,711

RCHP, Inc.	Operator of general acute care hospitals	Junior secured loan ($15,000 par due 5/2019)	11.50% (Libor + 10.00%/S)	11/4/2011	15,000	15,000	(2)(20)
		Junior secured loan ($50,000 par due 5/2019)	11.50% (Libor + 10.00%/S)	11/4/2011	50,000	50,000	(3)(20)

					65,000	65,000

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Reed Group, Ltd.	Medical disability management services provider	Equity interests		4/1/2010	—	435	(2)

Respicardia, Inc.	Developer of implantable therapies to improve cardiovascular health	Senior secured loan ($6,000 par due 7/2015)	11.00%	6/28/2012	5,968	6,000	(2)
		Warrants to purchase up to 99,094 shares of Series C preferred stock		6/28/2012	38	29	(2)

					6,006	6,029

Sage Products Holdings III, LLC	Patient infection control and preventive care solutions provider	Junior secured loan ($75,000 par due 6/2020)	9.25% (Libor + 8.00%/Q)	12/13/2012	75,000	75,000	(2)(20)

Soteria Imaging Services, LLC(6)	Outpatient medical imaging provider	Junior secured loan ($2,521 par due 11/2010)		4/1/2010	2,050	843	(2)(19)
		Preferred member units (1,823,179 units)		4/1/2010	—	—

					2,050	843

SurgiQuest, Inc.	Medical device manufacturer	Senior secured loan ($7,000 par due 10/2016)	10.00%	9/28/2012	6,801	7,000	(2)
		Warrants to purchase up to 54,672 shares of Series D-4 convertible preferred stock		9/28/2012	—	—	(2)

					6,801	7,000

U.S. Anesthesia Partners, Inc.	Anesthesiology service provider	Senior secured loan ($15,000 par due 12/2018)	6.50% (Libor + 5.50%/Q)	12/27/2012	15,000	15,000	(2)(20)
Vantage Oncology, Inc.	Radiation oncology care provider	Common stock (62,157 shares)		2/3/2011	4,670	2,616	(2)

					764,148	762,032		19.11%

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Education

American Academy Holdings, LLC	Provider of education, training, certification, networking, and consulting services to medical coders and other healthcare professionals	Senior secured loan ($541 par due 3/2016)	9.50% (Libor + 8.50%/Q)	3/18/2011	541	541	(2)(20)
		Senior secured loan ($10,357 par due 3/2016)	9.50% (Libor + 8.50%/Q)	3/18/2011	10,357	10,357	(2)(20)
		Senior secured loan ($60,904 par due 3/2016)	9.50% (Libor + 8.50%/Q)	3/18/2011	60,904	60,904	(3)(20)
		Senior secured loan ($4,782 par due 3/2016)	9.50% (Libor + 8.50%/Q)	3/18/2011	4,782	4,782	(4)(20)

					76,584	76,584

Campus Management Corp. and Campus Management Acquisition Corp.(6)	Education software developer	Preferred stock (485,159 shares)		2/8/2008	10,520	6,589	(2)

Community Education Centers, Inc.	Offender re-entry and in-prison treatment services provider	Senior secured loan ($15,000 par due 12/2014)	6.25% (Libor + 5.25%/Q)	12/10/2010	15,000	15,000	(2)(15)(20)
		Senior secured loan ($714 par due 12/2014)	7.50% (Base Rate + 4.25%/Q)	12/10/2010	714	714	(2)(15)(20)
		Junior secured loan ($33,150 par due 12/2015)	15.33% (Li bor + 8.50% Cash, 6.50% PIK/Q)	12/10/2010	33,150	29,837	(2)
		Junior secured loan ($9,978 par due 12/2015)	15.31% (Li bor + 8.50% Cash, 6.50% PIK/Q)	12/10/2010	9,978	8,980	(2)
		Warrants to purchase up to 654,618 shares		12/13/2010	—	—	(2)

					58,842	54,531

eInstruction Corporation	Developer, manufacturer and retailer of educational products	Junior secured loan ($17,000 par due 7/2014)		4/1/2010	15,257	—	(2)(19)
		Senior subordinated loan ($31,997 par due 1/2015)		4/1/2010	24,151	—	(2)(19)
		Common stock (2,406 shares)		4/1/2010	926	—	(2)

					40,334	—

ELC Acquisition Corp., ELC Holdings Corporation, and Excelligence Learning Corporation(6)	Developer, manufacturer and retailer of educational products	Preferred stock (99,492 shares)	12.00% PIK	8/1/2011	10,492	11,766	(2)
		Common stock (50,800 shares)		8/1/2011	51	2,789	(2)

					10,543	14,555

Infilaw Holding, LLC	Operator of three for-profit law schools	Senior secured loan ($1 par due 8/2016)	9.50% (Libor + 8.50%/Q)	8/25/2011	1	1	(2)(20)
		Senior secured loan ($19,157 par due 8/2016)	9.50% (Libor + 8.50%/Q)	8/25/2011	19,157	19,157	(3)(20)
		Series A preferred units (124,890 units)	9.50% (Libor + 8.50%/Q)	8/25/2011	124,890	124,890	(2)(20)
		Series B preferred stock (3.91 units)		10/19/2012	9,245	9,524	(2)

					153,293	153,572

Instituto de Banca y Comercio, Inc. & Leeds IV Advisors, Inc.	Private school operator	Series B preferred stock (1,750,000 shares)		8/5/2010	5,000	7,143	(2)
		Series C preferred stock (2,512,586 shares)		6/7/2010	689	159	(2)
		Common stock (20 shares)		6/7/2010	—	—	(2)

					5,689	7,302

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Lakeland Tours, LLC	Educational travel provider	Senior secured loan ($58,826 par due 12/2016)	9.25% (Libor + 8.25%/Q)	10/4/2011	58,670	58,826	(14)(20)
		Senior secured loan ($1,793 par due 12/2016)	5.25% (Libor + 4.25%/Q)	10/4/2011	1,789	1,793	(2)(20)
		Senior secured loan ($40,362 par due 12/2016)	9.25% (Libor + 8.25%/Q)	10/4/2011	40,255	40,362	(3)(14)(20)
		Senior secured loan ($8,967 par due 12/2016)	5.25% (Libor + 4.25%/Q)	10/4/2011	8,943	8,967	(3)(20)
		Common stock (5,000 shares)		10/4/2011	5,000	4,555	(2)

					114,657	114,503

R3 Education, Inc. and EIC Acquisitions Corp.	Medical school operator	Preferred stock (8,800 shares)		7/30/2008	2,200	1,936	(2)
		Common membership interest (26.27% interest)		9/21/2007	15,800	29,829	(2)
		Warrants to purchase up to 27,890 shares		12/8/2009	—	—	(2)

					18,000	31,765

					488,462	459,401		11.52%

Financial Services
AllBridge Financial, LLC(7)	Asset management services	Equity interests		4/1/2010	5,675	7,814
Callidus Capital Corporation(7)	Asset management services	Common stock (100 shares)		4/1/2010	3,000	1,718

Ciena Capital LLC(7)	Real estate and small business loan servicer	Senior secured revolving loan ($14,000 par due 12/2014)	6.00%	11/29/2010	14,000	14,000	(2)
		Senior secured loan ($32,000 par due 12/2016)	12.00%	11/29/2010	32,000	32,000	(2)
		Equity interests		11/29/2010	53,374	18,616	(2)

					99,374	64,616

Commercial Credit Group, Inc.	Commercial equipment finance and leasing company	Senior subordinated loan ($28,000 par due 5/2018)	12.75%	5/10/2012	28,000	28,000	(2)

Cook Inlet Alternative Risk, LLC	Risk management services	Senior subordinated loan ($2,750 par due 9/2015)	9.00%	9/30/2011	2,750	2,750	(2)

Financial Pacific Company	Commercial finance leasing	Preferred stock (6,500 shares)	8.00% PIK	10/13/2010	3,733	13,687
		Common stock (650,000 shares)		10/13/2010	—	—

					3,733	13,687

Gordian Acquisition Corporation	Financial services firm	Common stock (526 shares)		11/30/2012	—	—

Imperial Capital Group LLC	Investment services	Class A common units (7,710 units)		5/10/2007	14,997	18,954	(2)
		2006 Class B common units (2,526 units)		5/10/2007	3	4	(2)
		2007 Class B common units (315 units)		5/10/2007	—	1	(2)

					15,000	18,959

Ivy Hill Asset Management, L.P.(7)(9)	Asset management services	Member interest (100.00% interest)		6/15/2009	170,961	294,258

					328,493	431,802		10.83%

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Restaurants and Food Services

ADF Capital, Inc. & ADF Restaurant Group, LLC	Restaurant owner and operator	Senior secured revolving loan ($1,468 par due 11/2013)	6.50% (Libor + 3.50%/Q)	11/27/2006	1,468	1,468	(2)(20)
		Senior secured revolving loan ($200 par due 11/2013)	6.50% (Base Rate + 2.50%/Q)	11/27/2006	200	200	(2)(20)
		Senior secured loan ($9,200 par due 11/2014)	12.50% (Libor + 9.50%/Q)	11/27/2006	9,200	9,200	(2)(20)
		Senior secured loan ($11,034 par due 11/2014)	12.50% (Libor + 9.50%/Q)	11/27/2006	11,037	11,034	(3)(20)
		Promissory note ($14,897,360 par due 11/2016)	12.00% PIK	11/27/2006	16,001	18,719	(2)
		Warrants to purchase up to 0.61 shares		6/1/2006	—	5,496	(2)

					37,906	46,117

Benihana, Inc.	Restaurant owner and operator	Senior secured revolving loan ($431 par due 8/2017)	9.25% (Libor + 8.00%/M)	8/21/2012	431	431	(2)(20)
		Senior secured loan ($21,769 par due 2/2018)	9.25% (Libor + 8.00%/Q)	8/21/2012	21,769	21,769	(2)(20)
		Senior secured loan ($10,000 par due 2/2018)	9.25% (Libor + 8.00%/Q)	8/21/2012	10,000	10,000	(4)(20)

					32,200	32,200

Hojeij Branded Foods, Inc.	Airport restaurant operator	Senior secured revolving loan ($1,900 par due 2/2017)	9.00% (Libor + 8.00%/Q)	2/15/2012	1,900	1,900	(2)(20)
		Senior secured loan ($22,600 par due 2/2017)	9.00% (Libor + 8.00%/Q)	2/15/2012	22,025	22,600	(2)(20)
		Warrants to purchase up to 7.5% of membership interest		2/15/2012	—	132	(2)
		Warrants to purchase up to 324 shares of Class A common stock		2/15/2012	669	1,899	(2)

					24,594	26,531

Orion Foods, LLC (fka Hot Stuff Foods, LLC)(7)	Convenience food service retailer	Senior secured revolving loan ($7,800 par due 9/2014)	10.75% (Base Rate + 7.50%/M)	4/1/2010	7,800	7,800	(2)(20)
		Senior secured loan ($33,477 par due 9/2014)	10.00% (Libor + 8.50%/Q)	4/1/2010	33,477	33,477	(3)(20)
		Junior secured loan ($37,552 par due 9/2014)		4/1/2010	23,695	17,807	(2)(19)
		Preferred units (10,000 units)		10/28/2010	—	—	(2)
		Class A common units (25,001 units)		4/1/2010	—	—	(2)
		Class B common units (1,122,452 units)		4/1/2010	—	—	(2)

					64,972	59,084

OTG Management, LLC	Airport restaurant operator	Senior secured loan ($25,000 par due 12/2017)	8.75% (Libor + 7.25%/Q)	12/11/2012	25,000	25,000	(2)(20)
		Common units (3,000,000 units)		1/5/2011	3,000	2,042	(2)
		Warrants to purchase up to 7.73% of common units		6/19/2008	100	4,334	(2)

					28,100	31,376

Performance Food Group, Inc. and Wellspring Distribution Corp.	Food service distributor	Junior secured loan ($50,000 par due 5/2015)	11.00%	5/30/2012	50,000	50,000	(2)
		Junior secured loan ($50,250 par due 5/2015)	11.00%	5/23/2008	49,529	50,250	(2)
		Junior secured loan ($50,000 par due 5/2015)	11.00%	5/23/2008	49,705	50,000	(3)
		Class A non-voting common stock (1,366,120 shares)		5/3/2008	7,500	6,732	(2)

					156,734	156,982

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Restaurant Holding Company, LLC	Fast food restaurant operator	Senior secured loan ($61,333 par due 2/2017)	9.00% (Libor + 7.50%/M)	2/17/2012	60,280	61,333	(3)(20)
		Senior secured loan ($9,436 par due 2/2017)	9.00% (Libor + 7.50%/M)	2/17/2012	9,272	9,436	(4)(20)

					69,552	70,769

S.B. Restaurant Company	Restaurant owner and operator	Preferred stock (46,690 shares)		4/1/2010	—	—	(2)
		Warrants to purchase up to 257,429 shares of common stock		4/1/2010	—	—	(2)

					—	—

					414,058	423,059		10.61%

Services—Other

Capital Investments and Ventures Corp.	SCUBA diver training and certification provider	Senior secured loan ($64,837 par due 8/2018)	8.50% (Libor + 7.25%/Q)	8/9/2012	64,837	64,837	(2)(20)
		Senior secured loan ($9,975 par due 8/2018)	8.50% (Libor + 7.25%/Q)	8/9/2012	9,975	9,975	(4)(20)

					74,812	74,812

Competitor Group, Inc. and Calera XVI, LLC	Endurance sports media and event operator	Senior secured revolving loan ($2,850 par due 11/2018)	10.00% (Base Rate + 6.75%/Q)	11/30/2012	2,850	2,850	(2)(20)
		Senior secured revolving loan ($900 par due 11/2018)	9.00% (Libor + 7.75%/Q)	11/30/2012	900	900	(2)(20)
		Senior secured loan ($54,500 par due 11/2018)	9.00% (Libor + 7.75%/Q)	11/30/2012	54,500	54,500	(2)(20)
		Membership units (2,500,000 units)		11/30/2012	2,500	2,500	(2)(9)

					60,750	60,750

Massage Envy, LLC	Franchiser in the massage industry	Senior secured loan ($80,494 par due 9/2018)	8.50% (Libor + 7.25%/Q)	9/27/2012	80,494	80,494	(2)(20)
		Common stock (3,000,000 shares)		9/27/2012	3,000	3,000	(2)

					83,494	83,494

McKenzie Sports Products, LLC	Designer, manufacturer and distributor of taxidermy forms and supplies	Senior secured loan ($11,833 par due 3/2017)	7.00% (Libor + 5.50%/M)	3/30/2012	11,833	11,833	(2)(20)
		Senior secured loan ($28 par due 3/2017)	7.75% (Base Rate + 4.50%/M)	3/30/2012	28	28	(2)(20)
		Senior secured loan ($9,902 par due 3/2017)	7.00% (Libor + 5.50%/M)	3/30/2012	9,902	9,902	(4)(20)
		Senior secured loan ($23 par due 3/2017)	7.75% (Base Rate + 4.50%/M)	3/30/2012	23	23	(4)(20)

					21,786	21,786

The Dwyer Group(6)	Operator of multiple franchise concepts primarily related to home maintenance or repairs	Senior subordinated loan ($25,400 par due 6/2018)	12.00% Cash, 1.50% PIK	12/22/2010	25,400	25,400	(2)
		Series A preferred units (13,292,377 units)	8.00% PIK	12/22/2010	6,337	13,962	(2)

					31,737	39,362

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Wash Multifamily Laundry Systems, LLC (fka Web Services Company, LLC)	Laundry service and equipment provider	Senior secured loan ($27,172 par due 8/2014)	7.00% (Base Rate + 3.75%/Q)	6/26/2012	27,091	27,172	(2)(20)
		Junior secured loan ($40,000 par due 8/2015)	10.88% (Libor + 9.38%/Q)	1/25/2011	40,000	40,000	(2)(20)
		Junior secured loan ($50,000 par due 8/2015)	10.88% (Libor + 9.38%/Q)	1/25/2011	50,000	50,000	(3)(20)

					117,091	117,172

					389,670	397,376		9.96%

Business Services

Access CIG, LLC	Records and information management services provider	Senior secured loan ($1,000 par due 10/2017)	7.00% (Libor + 5.75%/Q)	10/5/2012	1,000	1,000	(2)(20)

Cast & Crew Payroll, LLC and Centerstage Co-Investors, L.L.C.(6)	Payroll and accounting services provider to the entertainment industry	Senior secured loan ($100,000 par due 12/2017)	7.50% (Libor + 6.50%/Q)	12/24/2012	100,000	100,000	(2)(20)
		Class A membership units (2,500,000 units)		12/24/2012	2,500	2,500	(2)
		Class B membership units (2,500,000 units)		12/24/2012	2,500	2,500	(2)

					105,000	105,000

CIBT Investment Holdings, LLC	Expedited travel document processing services	Class A shares (2,500 shares)		12/15/2011	2,500	3,543	(2)

CitiPostal Inc.(7)	Document storage and management services	Senior secured revolving loan ($1,000 par due 12/2013)	6.75% (Base Rate + 3.25%/Q)	4/1/2010	1,000	1,000	(2)(20)
		Senior secured loan ($523 par due 12/2013)	8.50% Cash, 5.50% PIK	4/1/2010	523	523	(2)
		Senior secured loan ($53,561 par due 12/2013)	8.50% Cash, 5.50% PIK	4/1/2010	53,561	53,561	(3)
		Senior subordinated loan ($17,224 par due 12/2015)		4/1/2010	13,038	1,556	(2)(19)
		Common stock (37,024 shares)		4/1/2010	—	—

					68,122	56,640

Command Alkon, Inc.	Software solutions provider to the ready-mix concrete industry	Junior secured loan ($39,130 par due 3/2018)	9.75% (Libor + 8.50%/Q)	9/28/2012	39,130	39,130	(2)(20)
Cornerstone Records Management, LLC	Physical records storage and management service provider	Senior secured loan ($18,460 par due 8/2016)	10.50% (Libor + 9.00%/Q)	8/12/2011	18,460	17,722	(2)(20)

HCP Acquisition Holdings, LLC(7)	Healthcare compliance advisory services	Class A units (12,287,082 units)		6/26/2008	12,347	—	(2)

IfByPhone Inc.	Voice-based marketing automation software provider	Senior secured loan ($2,000 par due 11/2015)	11.00%	10/15/2012	1,917	2,000	(2)
		Senior secured loan ($1,000 par due 1/2016)	11.00%	10/15/2012	1,000	1,000	(2)
		Warrant to purchase up to 124,300 shares of Series C preferred stock		10/15/2012	88	88	(2)

					3,005	3,088

Impact Innovations Group, LLC	IT consulting and outsourcing services	Member interest (50.00% interest)		4/1/2010	—	200

Investor Group Services, LLC(6)	Business consulting for private equity and corporate clients	Limited liability company membership interest (10.00% interest)		6/22/2006	—	711

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Itel Laboratories, Inc.	Data services provider for building materials to property insurance industry	Senior secured loan ($12,263 par due 6/2018)	6.25% (Libor + 5.00%/Q)	6/29/2012	12,263	12,263	(2)(20)
		Preferred units (1,798,391 units)		6/29/2012	1,000	1,093	(2)

					13,263	13,356

Multi-Ad Services, Inc.(6)	Marketing services and software provider	Preferred units (1,725,280 units)		4/1/2010	788	2,037
		Common units (1,725,280 units)		4/1/2010	—	—

					788	2,037

MVL Group, Inc.(7)	Marketing research provider	Senior secured revolving loan ($806 par due 6/2012)	4.94% (Libor + 4.50%/Q)	6/28/2012	806	806	(2)
		Senior subordinated loan ($36,766 par due 7/2012)		4/1/2010	34,636	5,330	(2)(19)
		Junior subordinated loan ($185 par due 7/2012)		4/1/2010	—	—	(2)(19)
		Common stock (560,716 shares)		4/1/2010	—	—	(2)

					35,442	6,136

Performant Financial Corporation	Collections services	Common stock (772,130 shares)		4/1/2010	1,191	7,799	(2)
		Common stock (207,912 shares)		2/5/2005	241	2,100	(2)

					1,432	9,899

Pillar Processing LLC and PHL Holding Co.(6)	Mortgage services	Senior secured loan ($7,033 par due 11/2018)		7/31/2008	6,709	7,033	(2)(19)
		Senior secured loan ($7,375 par due 5/2019)		11/20/2007	6,661	522	(2)(19)
		Class A common stock (576 shares)		7/31/2012	3,768	—	(2)

					17,138	7,555

Powersport Auctioneer Holdings, LLC	Powersport vehicle auction operator	Common units (1,972 units)		3/2/2012	1,000	736	(2)

Prommis Holdings, LLC	Bankruptcy and foreclosure processing services	Class B common units (1,727 units)		6/12/2012	—	—	(2)

Promo Works, LLC	Marketing services	Senior secured loan ($8,655 par due 12/2013)		4/1/2010	3,249	2,042	(2)(19)

R2 Acquisition Corp.	Marketing services	Common stock (250,000 shares)		5/29/2007	250	137	(2)

Strident Holding, Inc.	Recovery audit services provider to commercial and governmental healthcare payors	Senior secured loan ($7,935 par due 7/2018)	6.50% (Libor + 5.25%/Q)	7/26/2012	7,935	7,935	(2)(20)
		Senior secured loan ($9,975 par due 7/2018)	6.50% (Libor + 5.25%/Q)	7/26/2012	9,975	9,975	(4)(20)

					17,910	17,910

Summit Business Media Parent Holding Company LLC	Business media consulting services	Limited liability company membership interest (45.98% interest)		5/20/2011	—	873	(2)

TOA Technologies, Inc.	Cloud based, mobile workforce management applications provider	Senior secured loan ($13,000 par due 10/2016)	10.25%	10/31/2012	12,415	12,480	(2)
		Warrant to purchase up to 2,509,770 shares of Series D preferred stock		10/31/2012	605	617	(2)

					13,020	13,097

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Tradesmen International, Inc.	Construction labor support	Warrants to purchase up to 771,036 shares		4/1/2010	—	10,150

Tripwire, Inc.	IT security software provider	Senior secured loan ($50,000 par due 5/2018)	6.00% (Libor + 4.75%/Q)	5/23/2011	50,000	50,000	(3)(20)
		Senior secured loan ($10,000 par due 5/2018)	6.00% (Libor + 4.75%/Q)	5/23/2011	10,000	10,000	(4)(20)
		Class A common stock (2,970 shares)		5/23/2011	2,970	6,941	(2)
		Class B common stock (2,655,638 shares)		5/23/2011	30	70	(2)

					63,000	67,011

Venturehouse-Cibernet Investors, LLC	Financial settlement services for intercarrier wireless roaming	Equity interest		4/1/2010	—	—	(2)

VSS-Tranzact Holdings, LLC(6)	Management consulting services	Common membership interest (5.98% interest)		10/26/2007	10,204	3,652

					426,260	381,625		9.57%

Containers—Packaging
ICSH, Inc.	Industrial container manufacturer, reconditioner and servicer	Senior secured loan ($22,569 par due 8/2016)	8.00% (Libor + 7.00%/Q)	8/31/2011	22,569	22,569	(2)(20)
		Senior secured loan ($3,750 par due 8/2016)	9.25% (Base Rate + 6.00%/Q)	8/31/2011	3,750	3,750	(2)(20)
		Senior secured loan ($24,217 par due 8/2016)	8.04% (Libor + 7.00%/Q)	8/31/2011	24,217	24,217	(2)(20)
		Senior secured loan ($67,961 par due 8/2016)	8.04% (Libor + 7.00%/Q)	8/31/2011	67,961	67,961	(3)(20)
		Senior secured loan ($353 par due 8/2016)	8.00% (Libor + 7.00%/Q)	8/31/2011	353	353	(3)(20)
		Senior secured loan ($14,795 par due 8/2016)	8.04% (Libor + 7.00%/Q)	8/31/2011	14,795	14,795	(4)(20)
		Senior secured loan ($77 par due 8/2016)	8.00% (Libor + 7.00%/Q)	8/31/2011	77	77	(4)(20)

					133,722	133,722

Microstar Logistics LLC, Microstar Global Asset Management LLC and MStar Holding Corporation	Keg management solutions provider	Junior secured loan ($165,000 par due 12/2018)	8.50% (Libor + 7.50%/Q)	12/14/2012	165,000	165,000	(2)(20)
		Common Stock (50,000 shares)		12/14/2012	5,000	5,000	(2)

					170,000	170,000

Pregis Corporation, Pregis Intellipack Corp. and Pregis Innovative Packaging Inc.	Provider of highly-customized, tailored protective packaging solutions	Senior secured loan ($3 par due 3/2017)	8.50% (Base Rate + 5.25%/Q)	4/25/2012	3	3	(2)(20)
		Senior secured loan ($992 par due 3/2017)	7.75% (Libor + 6.25%/Q)	4/25/2012	992	992	(2)(20)

					995	995

					304,717	304,717		7.64%

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Consumer Products—Non-durable
Gilchrist & Soames, Inc.	Personal care manufacturer	Senior secured revolving loan ($9,200 par due 10/2013)	6.25% (Libor + 5.00%/M)	4/1/2010	9,200	9,200	(2)(20)
		Senior secured loan ($21,941 par due 10/2013)	13.44%	4/1/2010	21,710	20,847	(2)

					30,910	30,047

Implus Footcare, LLC	Provider of footwear and other accessories	Preferred stock (455 shares)	6.00% PIK	10/31/2011	4,873	4,873	(2)
		Common stock (455 shares)		10/31/2011	455	196	(2)

					5,328	5,069

Insight Pharmaceuticals Corporation(6)	OTC drug products manufactuer	Junior secured loan ($19,310 par due 8/2017)	13.25% (Libor + 11.75%/Q)	8/26/2011	19,136	19,310	(3)(20)
		Class A common stock (155,000 shares)		8/26/2011	6,035	8,277	(2)
		Class B common stock (155,000 shares)		8/26/2011	6,035	8,277	(2)

					31,206	35,864

Matrixx Initiatives, Inc. and Wonder Holdings Acquisition Corp.	Developer and marketer of over-the-counter healthcare products	Senior secured revolving loan ($9,500 par due 6/2016)	13.00% (Libor + 12.00%/M)	6/30/2011	9,500	8,550	(2)(20)
		Senior secured loan ($38,781 par due 6/2016)	13.00% (Libor + 12.00%/Q)	6/30/2011	38,581	34,903	(3)(20)
		Warrants to purchase up to 1,654,678 shares of common stock		7/27/2011	—	—	(2)
		Warrants to purchase up to 1,489 shares of preferred stock		7/27/2011	—	—	(2)

					48,081	43,453

Oak Parent, Inc.	Manufacturer of athletic apparel	Senior secured loan ($41,299 par due 4/2018)	8.00% (Libor + 7.00%/Q)	4/2/2012	41,125	41,299	(2)(20)
		Senior secured loan ($9,428 par due 4/2018)	8.00% (Libor + 7.00%/Q)	4/2/2012	9,388	9,428	(4)(20)

					50,513	50,727

PG-ACP Co-Invest, LLC	Supplier of medical uniforms, specialized medical footwear and accessories	Class A membership units (1,000,0000 units)		8/29/2012	1,000	1,293	(2)

The Step2 Company, LLC	Toy manufacturer	Junior secured loan ($27,000 par due 4/2015)	10.00%	4/1/2010	26,092	27,000	(2)
		Junior secured loan ($32,814 par due 4/2015)	10.00% Cash, 6.00% PIK	4/1/2010	31,859	28,876	(2)
		Common units (1,116,879 units)		4/1/2010	24	94
		Warrants to purchase up to 3,157,895 units		4/1/2010	—	269

					57,975	56,239

The Thymes, LLC(7)	Cosmetic products manufacturer	Preferred units (6,283 units)	8.00% PIK	6/21/2007	5,631	5,244
		Common units (5,400 units)		6/21/2007	—	3,138

					5,631	8,382

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Woodstream Corporation	Pet products manufacturer	Senior secured loan ($3,000 par due 8/2014)	6.50% (Libor + 5.00%/Q)	4/18/2012	3,000	3,000	(2)(20)
		Senior secured loan ($15,000 par due 8/2014)	6.50% (Libor + 5.00%/Q)	4/18/2012	15,000	15,000	(4)(20)
		Senior subordinated loan ($45,000 par due 2/2015)	12.00%	1/22/2010	41,637	45,000	(2)
		Common stock (4,254 shares)		1/22/2010	1,222	2,999	(2)

					60,859	65,999

					291,503	297,073		7.45%

Energy
Centinela Funding, LLC	Solar power generation facility developer and operator	Senior secured loan ($45,000 par due 11/2020)	10.00% (Libor + 8.75%/Q)	11/14/2012	45,000	45,000	(2)(20)

EquiPower Resources Holdings, LLC	Gas-fired power generation facilities operator	Junior secured loan ($22,500 par due 6/2019)	10.00% (Libor + 8.50%/Q)	6/27/2012	22,073	22,500	(2)(20)

La Paloma Generating Company, LLC	Natural gas fired, combined cycle plant operator	Junior secured loan ($59,000 par due 8/2018)	10.25% (Libor + 8.75%/Q)	8/9/2011	57,908	56,640	(2)(20)

Panda Sherman Power, LLC	Developer and operator of a gas turbine power plant	Senior secured loan ($32,500 par due 9/2018)	9.00% (Libor + 7.50%/Q)	9/14/2012	32,500	32,500	(2)(20)

Panda Temple Power, LLC	Developer and operator of a gas turbine power plant	Senior secured loan ($60,000 par due 7/2018)	11.50% (Libor + 10.00%/Q)	7/17/2012	58,157	60,000	(2)(20)

					215,638	216,640		5.43%

Automotive Services
Driven Holdings, LLC	Automotive aftermarket car care franchisor	Preferred stock (247,500 units)		12/16/2011	2,475	2,688	(2)
		Common stock (25,000 units)		12/16/2011	25	137	(2)

					2,500	2,825

Eckler Industries, Inc.	Restoration parts and accessories provider for classic automobiles	Senior secured revolving loan ($1,300 par due 7/2017)	8.25% (Base Rate + 5.00%/M)	7/12/2012	1,300	1,300	(2)(20)
		Senior secured loan ($52,071 par due 7/2017)	7.25% (Libor + 6.00%/M)	7/12/2012	52,071	52,071	(2)(20)
		Series A preferred stock (1,800 shares)		7/12/2012	1,800	1,871	(2)
		Common stock (20,000 shares)		7/12/2012	200	200	(2)

					55,371	55,442

EcoMotors, Inc.	Engine developer	Senior secured loan ($5,000 par due 7/2016)	10.13%	12/28/2012	4,850	5,000	(2)
		Warrant to purchase up to 321,888 shares of Series C Preferred Stock		12/28/2012	—	84	(2)

					4,850	5,084

Service King Paint & Body, LLC	Collision repair site operators	Senior secured loan ($122,850 par due 8/2017)	8.50% (Libor + 7.25%/Q)	8/20/2012	122,850	122,850	(2)(16)(20)
		Senior secured loan ($9,925 par due 8/2017)	5.50% (Libor + 4.25%/Q)	8/20/2012	9,925	9,925	(2)(20)
		Membership interest		8/20/2012	5,000	6,684	(2)

					137,775	139,459

					200,496	202,810		5.09%

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Manufacturing
Cambrios Technologies Corporation	Nanotechnology-based solutions for electronic devices and computers	Senior secured loan ($4,848 par due 8/2015)	12.00%	8/7/2012	4,848	4,848	(2)
		Warrants to purchase up to 400,000 shares of Series D-4 convertible preferred stock		8/2/2012	—	8	(2)

					4,848	4,856

Component Hardware Group, Inc.	Commercial equipment	Junior secured loan ($3,202 par due 12/2014)	7.00% Cash, 3.00% PIK	8/4/2010	3,202	3,202	(2)
		Senior subordinated loan ($11,142 par due 12/2014)	7.50% Cash, 5.00% PIK	4/1/2010	8,343	11,142	(2)
		Warrants to purchase up to 1,462,500 shares of common stock		8/4/2010	—	7,322	(2)

					11,545	21,666

MWI Holdings, Inc.	Provider of engineered springs, fasteners, and other precision components	Senior secured loan ($38,274 par due 6/2017)	10.00% (Libor + 8.00%/Q)	6/15/2011	38,274	38,274	(2)(20)
		Senior secured loan ($10,000 par due 6/2017)	10.00% (Libor + 8.00%/Q)	6/15/2011	10,000	10,000	(4)(20)

					48,274	48,274

NetShape Technologies, Inc.	Metal precision engineered components	Senior secured revolving loan ($415 par due 2/2013)	3.96% (Libor + 3.75%/M)	4/1/2010	415	373	(2)

Pelican Products, Inc.	Flashlights	Senior secured loan ($7,960 par due 7/2018)	7.00% (Libor + 5.50%/Q)	7/13/2012	7,960	7,960	(4)(20)
		Junior secured loan ($32,000 par due 6/2019)	11.50% (Libor + 10.00%/Q)	7/13/2012	32,000	32,000	(2)(20)

					39,960	39,960

Protective Industries, Inc. dba Caplugs	Plastic protection products	Senior secured revolving loan ($1,633 par due 5/2016)	5.75% (Libor + 4.25%/M)	5/23/2011	1,633	1,633	(2)(20)
		Senior secured loan ($1,500 par due 5/2017)	5.75% (Libor + 4.25%/M)	11/30/2012	1,500	1,500	(2)(20)
		Senior subordinated loan ($695 par due 5/2018)	8.00% Cash, 7.25% PIK	5/23/2011	695	695	(2)
		Preferred stock (2,379,361 shares)		5/23/2011	2,307	4,644	(2)

					6,135	8,472

Saw Mill PCG Partners LLC	Metal precision engineered components	Common units (1,000 units)		1/30/2007	1,000	—	(2)

Sigma International Group, Inc.	Water treatment parts	Junior secured loan ($4,195 par due 4/2014)	10.00% (Libor + 5.00% Cash, 5.00% PIK/Q)	7/8/2011	4,195	4,195	(2)(20)

SSH Environmental Industries, Inc. and SSH Non-Destructive Testing, Inc.	Magnetic sensors and supporting sensor products	Senior secured loan ($11,625 par due 12/2016)	9.00% (Libor + 7.50%/Q)	3/23/2012	11,424	11,625	(2)(20)

					127,796	139,421		3.50%

Aerospace and Defense
ILC Industries, LLC	Designer and manufacturer of protective cases and technically advanced lighting systems	Senior secured loan ($4,925 par due 7/2018)	7.50% (Libor + 6.00%/Q)	7/13/2012	4,838	4,925	(2)(20)
		Senior secured loan ($19,950 par due 7/2018)	7.50% (Libor + 6.00%/Q)	7/13/2012	19,574	19,950	(4)(20)

					24,412	24,875

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
PRV Aerospace, LLC	Aerospace precision components manufacturer	Senior secured loan ($1,136 par due 5/2018)	6.50% (Libor + 5.25%/Q)	5/15/2012	1,130	1,136	(2)(20)
		Senior secured loan ($8,460 par due 5/2018)	6.50% (Libor + 5.25%/Q)	5/15/2012	8,383	8,460	(4)(20)
		Junior secured loan ($80,000 par due 5/2019)	10.50% (Libor + 9.25%/Q)	5/10/2012	80,000	80,000	(2)(20)

					89,513	89,596

Wyle Laboratories, Inc. and Wyle Holdings, Inc.	Provider of specialized engineering, scientific and technical services	Senior preferred stock (775 shares)	8.00% PIK	1/17/2008	103	103	(2)
		Common stock (1,885,195 shares)		1/17/2008	2,291	2,346	(2)

					2,394	2,449

					116,319	116,920		2.93%

Telecommunications
American Broadband Communications, LLC, American Broadband Holding Company, Cameron Holdings of NC, Inc., and Dialog Telecom LLC	Broadband communication services	Senior secured loan ($7,666 par due 9/2013)	7.50% (Libor + 5.50%/Q)	9/1/2010	7,666	7,666	(2)(20)
		Senior secured loan ($16,476 par due 12/2013)	12.00% (Libor + 11.50%/Q)	6/20/2011	16,476	16,476	(2)(20)
		Senior subordinated loan ($10,741 par due 11/2014)	12.00% Cash, 2.00% PIK	9/1/2010	10,741	10,312	(2)
		Senior subordinated loan ($34,104 par due 11/2014)	12.00% Cash, 2.00% PIK	11/7/2007	34,104	32,740	(3)
		Senior subordinated loan ($23,513 par due 11/2014)	10.00% Cash, 4.00% PIK	11/7/2007	23,513	22,574	(2)
		Warrants to purchase up to 378 shares		11/7/2007	—	2,533
		Warrants to purchase up to 200 shares		9/1/2010	—	1,340	(2)

					92,500	93,641

Startec Equity, LLC(7)	Communication services	Member interest		4/1/2010	—	—

					92,500	93,641		2.35%

Consumer Products—Durable
Bushnell Inc.	Sports optics manufacturer	Junior secured loan ($48,825 par due 2/2016)	9.00% (Libor + 7.50%/Q)	4/1/2010	44,000	48,338	(2)(20)
		Junior secured loan ($43,675 par due 2/2016)	9.50% (Libor + 8.00%/Q)	4/30/2012	43,675	43,675	(2)(20)

					87,675	92,013		2.31%

Oil and Gas
Geotrace Technologies, Inc.	Reservoir processing and development	Warrants to purchase up to 69,978 shares of common stock		4/1/2010	88	—	(2)
		Warrants to purchase up to 210,453 shares of preferred stock		4/1/2010	2,805	1,757	(2)

					2,893	1,757

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
UL Holding Co., LLC and Universal Lubricants, LLC(6)	Petroleum product manufacturer	Junior secured loan ($4,935 par due 12/2014)	9.19% (Libor + 7.19% Cash, 2.00% PIK/Q)	4/30/2012	4,935	4,935	(2)
		Junior secured loan ($25,413 par due 12/2014)	9.19% (Libor + 7.19% Cash, 2.00% PIK/Q)	4/30/2012	25,413	25,413	(3)
		Junior secured loan ($4,920 par due 12/2014)	12.00% Cash, 2.00% PIK	4/30/2012	4,920	4,920	(2)
		Junior secured loan ($5,078 par due 12/2014)	12.00% Cash, 3.00% PIK	4/30/2012	5,078	5,078	(2)
		Junior secured loan ($18,614 par due 12/2014)	12.00% Cash, 2.00% PIK	4/30/2012	18,614	18,614	(3)
		Class A common units (10,782 units)		6/17/2011	1,512	57	(2)
		Class B-5 common units (599,200 units)		4/25/2008	5,472	226	(2)
		Class B-4 common units (50,000 units)		6/17/2011	500	19	(2)
		Class C common units (618,091 units)		4/25/2008	—	287	(2)

					66,444	59,549

					69,337	61,306		1.54%

Retail
Fulton Holdings Corp.	Airport restaurant operator	Senior secured loan ($40,000 par due 5/2016)	12.50%	5/28/2010	40,000	40,000	(3)(12)
		Common stock (19,672 shares)		5/28/2010	1,967	1,873

					41,967	41,873

Things Remembered Inc. and TRM Holdings Corporation	Personalized gifts retailer	Senior secured loan ($14,962 par due 5/2018)	8.00% (Libor + 6.50%/Q)	5/24/2012	14,962	14,962	(4)(20)

					56,929	56,835		1.43%

Printing, Publishing and Media
Batanga, Inc.	Independent digital media company	Senior secured loan ($5,500 par due 10/2016)	9.60%	10/31/2012	5,500	5,594	(2)(18)

Earthcolor Group, LLC	Printing management services	Limited liability company interests (9.30%)		5/18/2012	—	—

National Print Group, Inc.	Printing management services	Senior secured revolving loan ($913 par due 10/2013)	9.00% (Libor + 6.00%/Q)	3/2/2006	913	895	(2)(20)
		Senior secured revolving loan ($1,038 par due 10/2013)	9.00% (Base Rate + 5.00%/M)	3/2/2006	1,038	1,017	(2)(20)
		Senior secured loan ($6,903 par due 10/2013)	10.00% (Libor + 9.00% Cash, 1.00% PIK/Q)	3/2/2006	6,631	6,834	(2)(20)
		Senior secured loan ($331 par due 10/2013)	10.00% (Base Rate + 9.00% Cash, 1.00% PIK/Q)	3/2/2006	318	327	(2)(20)
		Preferred stock (9,344 shares)		3/2/2006	2,000	—	(2)

					10,900	9,073

The Teaching Company, LLC and The Teaching Company Holdings, Inc.	Education publications provider	Senior secured loan ($21,319 par due 3/2017)	9.00% (Libor + 7.50%/Q)	9/29/2006	21,319	21,319	(2)(20)
		Senior secured loan ($9,902 par due 3/2017)	9.00% (Libor + 7.50%/Q)	9/29/2006	9,902	9,902	(4)(20)
		Preferred stock (10,663 shares)		9/29/2006	1,066	3,225	(2)
		Common stock (15,393 shares)		9/29/2006	3	8	(2)

					32,290	34,454

					48,690	49,121		1.23%

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Environmental Services
AWTP, LLC(7)	Water treatment services	Junior secured loan ($4,212 par due 6/2015)	10.00%	4/18/2011	4,212	4,212	(2)
		Junior secured loan ($6,121 par due 6/2015)	15.00% PIK	4/18/2011	6,121	6,121	(2)
		Membership interests (90% interest)		4/18/2011	—	4,580	(2)

					10,333	14,913

RE Community Holdings II, Inc. and Pegasus Community Energy, LLC.	Operator of municipal recycling facilities	Preferred stock (1,000 shares)		3/1/2011	8,839	1,487	(2)

Waste Pro USA, Inc	Waste management services	Preferred Class A common equity (611,615 shares)		11/9/2006	12,263	24,219	(2)

					31,435	40,619		1.02%

Transportation
PODS Funding Corp.	Storage and warehousing	Junior subordinated loan ($40,228 par due 5/2017)	12.75% Cash, 2.75% PIK	11/29/2011	40,228	40,228	(2)

United Road Towing, Inc.	Towing company	Warrants to purchase up to 607 shares		4/1/2010	—	—

					40,228	40,228		1.01%

Commercial Real Estate Finance
10th Street, LLC(6)	Real estate holding company	Senior subordinated loan ($25,208 par due 11/2014)	8.93% Cash, 4.07% PIK	4/1/2010	25,208	25,208	(2)
		Member interest (10.00% interest)		4/1/2010	594	—
		Option (25,000 units)		4/1/2010	25	501

					25,827	25,709

American Commercial Coatings, Inc.	Real estate property	Commercial mortgage loan ($2,505 par due 12/2025)		4/1/2010	926	2,061	(19)

Cleveland East Equity, LLC	Hotel operator	Real estate equity interests		4/1/2010	1,026	3,639

Commons R-3, LLC	Real estate developer	Real estate equity interests		4/1/2010	—	—

Crescent Hotels & Resorts, LLC and affiliates(7)	Hotel operator	Senior subordinated loan ($2,236 par due 9/2011)		4/1/2010	—	—	(2)(19)
		Senior subordinated loan ($2,092 par due 6/2017)		4/1/2010	—	—	(2)(19)
		Common equity interest		4/1/2010	—	—
		Limited liability company membership interest (100% interest)		6/19/2012	—	—	(2)

					—	—

Hot Light Brands, Inc.(7)	Real estate holding company	Senior secured loan ($32,957 par due 2/2011)		4/1/2010	1,664	1,128	(2)(19)
		Common stock (93,500 shares)		4/1/2010	—	—	(2)

					1,664	1,128

NPH, Inc.	Hotel property	Real estate equity interests		4/1/2010	5,291	6,123

					34,734	38,660		0.97%

Health Clubs
Athletic Club Holdings, Inc.	Premier health club operator	Senior secured loan ($11,500 par due 10/2013)	4.71% (Libor + 4.50%/M)	10/11/2007	11,500	11,500	(2)(13)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
CFW Co-Invest, L.P. and NCP Curves, L.P.	Health club franchisor	Limited partnership interest (4,152,165 shares)		7/31/2012	4,152	4,152	(2)
		Limited partnership interest (1,847,835 shares)		7/31/2012	1,848	1,848	(2)

					6,000	6,000

					17,500	17,500		0.43%

Food and Beverage
Apple & Eve, LLC and US Juice Partners, LLC(6)	Juice manufacturer	Senior units (50,000 units)		10/5/2007	5,000	1,398

Charter Baking Company, Inc.	Baked goods manufacturer	Senior subordinated loan ($8,885 par due 2/2013)	16.00% PIK	2/6/2008	8,885	8,885	(2)
		Preferred stock (6,258 shares)		9/1/2006	2,568	1,617	(2)

					11,453	10,502

Distant Lands Trading Co.	Coffee manufacturer	Class A common stock (1,294 shares)		4/1/2010	980	—	(2)
		Class A-1 common stock (2,157 shares)		4/1/2010	—	—	(2)

					980	—

					17,433	11,900		0.29%

Wholesale Distribution
BECO Holding Company, Inc.	Wholesale distributor of first response fire protection equipment and related parts	Common stock (25,000 shares)		7/30/2010	2,500	2,457	(2)

					2,500	2,457		0.05%

					$5,823,451	$5,924,555		148.55%

(1)
Other than the Company's investments listed in footnote 7 below (subject to the limitations set forth therein), the Company does not "Control" any of its portfolio companies, for the purposes of the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the "Investment Company Act"). In general, under the Investment Company Act, the Company would "Control" a portfolio company if the Company owned more than 25% of its outstanding voting securities (i.e., securities with the right to elect directors) and/or had the power to exercise control over the management or policies of such portfolio company. All of the Company's portfolio company investments, which as of December 31, 2012 represented 149% of the Company's net assets or 93% of the Company's total assets, are subject to legal restrictions on sales.

(2)
These assets are pledged as collateral for the Revolving Credit Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than the Company's obligations under the Revolving Credit Facility (see Note 5 to the consolidated financial statements).

(3)
These assets are owned by the Company's consolidated subsidiary Ares Capital CP Funding LLC ("Ares Capital CP"), are pledged as collateral for the Revolving Funding Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than Ares Capital CP's obligations under the Revolving Funding Facility (see Note 5 to the consolidated financial statements).

(4)
These assets are owned by the Company's consolidated subsidiary Ares Capital JB Funding LLC ("ACJB"), are pledged as collateral for the SMBC Funding Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than ACJB's obligations under the SMBC Funding Facility (see Note 5 to the consolidated financial statements).

(5)
Investments without an interest rate are non-income producing.

(6)
As defined in the Investment Company Act, the Company is deemed to be an "Affiliated Person" of a portfolio company because it owns 5% or more of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the year ended December 31, 2012 in which the issuer was an Affiliated company (but not a portfolio company that the Company ("Controls") are as follows:

Company	Purchases (cost)	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
10th Street, LLC	$—	$—	$—	$3,227	$—	$—	$—	$—	$(54)
Apple & Eve, LLC and US Juice Partners, LLC	$500	$32,344	$—	$3,393	$—	$—	$44	$—	$(1,928)
Campus Management Corp. and Campus Management Acquisition Corp	$—	$—	$—	$—	$—	$—	$—	$—	$(4,508)
Cast & Crew Payroll, LLC and Centerstage Co-Investors, L.L.C.	$105,000	$—	$—	$167	$2,788	$36	$2	$—	$—
CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings, LLC	$—	$188	$—	$1,169	$—	$—	$—	$—	$(3,898)
Direct Buy Holdings, Inc. and Direct Buy Investors, LP	$—	$—	$10,927	$—	$—	$—	$—	$(10,927)	$10,927
The Dwyer Group	$—	$—	$—	$2,959	$162	$785	$85	$—	$5,027
ELC Acquisition Corp. and ELC Holdings Corporation	$—	$—	$—	$—	$—	$343	$6	$—	$5,058
Firstlight Financial Corporation	$—	$28,890	$84,153	$1,773	$—	$—	$200	$(25,959)	$43,321
Insight Pharmaceuticals Corporation	$—	$5,636	$—	$3,242	$—	$—	$171	$54	$(1,649)
Investor Group Services, LLC	$—	$—	$—	$—	$—	$160	$15	$—	$(148)
Multi-Ad Services, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$209
Pillar Processing LLC and PHL Holding Co.	$—	$5,479	$—	$—	$—	$—	$9	$2	$1,110
Soteria Imaging Services, LLC	$—	$441	$—	$—	$—	$—	$—	$64	$(584)
VSS-Tranzact Holdings, LLC	$—	$—	$867	$—	$—	$—	$—	$—	$3,453
UL Holding Co., LLC	$44,532	$13,766	$—	$5,837	$732	$—	$197	$—	$(6,953)
(7)
As defined in the Investment Company Act, the Company is deemed to be both an "Affiliated Person" and "Control" this portfolio company because it owns more than 25% of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the period for the year ended December 31, 2012 in which the issuer was both an Affiliated company and a portfolio company that the Company is deemed to Control are as follows:

Company	Purchases	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
AGILE Fund I, LLC	$—	$9	$—	$—	$—	$1	$—	$—	$(19)
Allied Capital REIT, Inc.	$—	$—	$375	$—	$—	$41	$—	$147	$(314)
AllBridge Financial, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$1,801
Aviation Properties Corporation	$—	$—	$—	$—	$—	$—	$—	$291	$—
AWTP, LLC	$—	$—	$—	$1,296	$—	$—	$50	$—	$6,229
BenefitMall Holdings, Inc.	$—	$40,326	$53,510	$2,440	$—	$—	$167	$12,546	$(6,479)
Callidus Capital Corporation	$—	$—	$—	$—	$—	$—	$—	$—	$942
Ciena Capital LLC	$—	$—	$—	$4,758	$—	$—	$—	$—	$(1,436)
Citipostal, Inc.	$—	$2,710	$—	$7,715	$—	$—	$112	$—	$(18)
Crescent Hotels & Resorts, LLC and affiliates	$—	$—	$2,843	$20	$—	$—	$—	$(5,473)	$5,595
HCI Equity, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$(108)
HCP Acquisition Holdings, LLC	$1,254	$—	$—	$—	$—	$—	$—	$—	$(6,177)
Hot Light Brands, Inc.	$—	$2,282	$—	$—	$—	$—	$—	$—	$(282)
Huddle House Inc.	$—	$20,801	$—	$678	$—	$—	$187	$(2,291)	$1,701
Ivy Hill Asset Management, L.P.	$58,085	$—	$—	$—	$—	$19,939	$—	$—	$41,576
Ivy Hill Middle Market Credit Fund, Ltd.	$—	$25,000	$30,515	$3,943	$—	$—	$—	$1,655	$1,515
LVCG Holdings, LLC	$—	$—	$6,600	$—	$—	$—	$—	$(6,590)	$6,600
Making Memories Wholesale, Inc.	$—	$2,229	$—	$—	$—	$—	$—	$(12,281)	$12,476
MVL Group, Inc.	$2,540	$25,607	$—	$4,394	$—	$—	$—	$—	$(27,867)
Orion Foods, LLC	$6,500	$5,142	$—	$7,200	$—	$—	$806	$—	$(10,260)
Senior Secured Loan Fund LLC*	$269,967	$66,334	$—	$184,701	$40,348	$—	$17,865	$3,641	$833
Stag-Parkway, Inc.	$—	$34,500	$3,090	$4,218	$—	$733	$251	$29,998	$(16,639)
The Thymes, LLC	$—	$560	$—	$—	$—	$481	$—	$—	$1,687

  *    Together with GE Global Sponsor Finance LLC and General Electric Capital Corporation (together, "GE"), the Company co-invests through the Senior Secured Loan Fund LLC d/b/a the "Senior Secured Loan Program" (the "SSLP"). The SSLP is capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of the Company and GE (with approval from a representative of each required); therefore, although the Company owns more than 25% of the voting securities of the SSLP, the Company does not believe that it has control over the SSLP (for purposes of the Investment Company Act or otherwise) because, among other things, these "voting securities" do not afford the Company the right to elect directors of the SSLP or any other special rights (see Note 4 to the consolidated financial statements).

(8)
Non-U.S. company or principal place of business outside the U.S. and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(9)
Excepted from the definition of investment company under Section 3(c) of the Investment Company Act and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(10)
In the first quarter of 2011, the staff of the Securities and Exchange Commission (the "Staff") informally communicated to certain business development companies the Staff's belief that certain entities, which would be classified as an "investment company" under the Investment Company Act but for the exception from the definition of "investment company" set forth in Rule 3a-7 promulgated under the Investment Company Act, could not be treated as eligible portfolio companies (as defined in Section 2(a)(46) of the Investment Company Act). Subsequently, in August 2011 the Securities and Exchange Commission issued a concept release (the "Concept Release") which states that "[a]s a general matter, the Commission presently does not believe that Rule 3a-7 issuers are the type of small, developing and financially troubled businesses in which Congress intended BDCs primarily to invest" and requested comment on whether or not a 3a-7 issuer should be considered an "eligible portfolio company". Ares Capital provided a comment letter in respect of the Concept Release and continues to believe that the language of Section 2(a)(46) of the Investment Company Act permits a business development company to treat as "eligible portfolio companies" entities that rely on the 3a-7 exception. However, given the current uncertainty in this area (including the language in the Concept Release) and subsequent discussions with the Staff, Ares Capital has, solely for purposes of calculating the composition of its portfolio pursuant to Section 55(a) of the Investment Company Act, identified these entities in the Company's schedule of investments as "non-qualifying assets" should the Staff ultimately disagree with Ares Capital's position.

(11)
Variable rate loans to the Company's portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate base rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which reset annually (A), semi-annually (S), quarterly (Q), bi-monthly (B), monthly (M) or daily (D). For each such loan, the Company has provided the interest rate in effect on the date presented.

(12)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 5.00% on $16 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(13)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.50% on $12 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(14)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 4.00% on $65 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(15)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 1.13% on $19 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(16)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.00% on $73 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(17)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.13% on $56 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(18)
The Company is entitled to receive a fixed fee upon the occurrence of certain events as defined in the credit agreement governing the Company's debt investment in the portfolio company. The fair value of such fee is included in the fair value of the debt investment.

(19)
Loan was on non-accrual status as of December 31, 2012.

(20)
Loan includes interest rate floor feature.

(21)
In addition to the interest earned based on the stated contractual interest rate of this security, the certificates entitle the holders thereof to receive a portion of the excess cash flow from the SSLP's loan portfolio, which may result in a return to the Company greater than the contractual stated interest rate.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

For the Three Months Ended March 31, 2013

(in thousands, except per share data)

(unaudited)

					Accumulated Net Realized Loss on Investments, Foreign Currency Transactions, Extinguishment of Debt and Other Assets
	Common Stock			Accumulated Overdistributed Net Investment Income
			Capital in Excess of Par Value			Net Unrealized Gain on Investments	Total Stockholders' Equity
	Shares	Amount
Balance at December 31, 2012	248,653	$249	$4,117,517	$(27,910)	$(202,614)	$101,104	$3,988,346
Shares issued in connection with dividend reinvestment plan	243	—	4,397	—	—	—	4,397
Net increase in stockholders' equity resulting from operations	—	—	—	99,097	11,678	(30,433)	80,342
Dividends declared ($0.38 per share)	—	—	—	(94,488)	—	—	(94,488)

Balance at March 31, 2013	248,896	$249	$4,121,914	$(23,301)	$(190,936)	$70,671	$3,978,597

  See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

(in thousands)

	For the three months ended
	March 31, 2013	March 31, 2012
	(unaudited)	(unaudited)
OPERATING ACTIVITIES:
Net increase in stockholders' equity resulting from operations	$80,342	$105,547
Adjustments to reconcile net increase in stockholders' equity resulting from operations:
Net realized (gains) losses on investments	(11,678)	7,671
Net unrealized (gains) losses on investments	30,433	(36,180)
Net accretion of discount on investments	(1,566)	(3,954)
Increase in payment-in-kind interest and dividends	(6,110)	(7,115)
Collections of payment-in-kind interest and dividends	1,198	401
Amortization of debt issuance costs	3,497	3,454
Accretion of discount on notes payable	3,256	2,570
Depreciation	205	200
Proceeds from sales and repayments of investments	237,033	311,620
Purchases of investments	(351,275)	(382,571)
Changes in operating assets and liabilities:
Interest receivable	(6,993)	(1,850)
Other assets	(7,706)	3,600
Management and incentive fees payable	(18,985)	2,833
Accounts payable and accrued expenses	(3,916)	(8,369)
Interest and facility fees payable	(2,627)	(3,736)

Net cash used in operating activities	(54,892)	(5,879)

FINANCING ACTIVITIES:
Net proceeds from issuance of common stock	—	252,415
Borrowings on debt	397,000	618,901
Repayments and repurchases of debt	(417,000)	(671,482)
Debt issuance costs	(1,609)	(16,064)
Dividends paid	(90,091)	(82,261)

Net cash provided by (used in) financing activities	(111,700)	101,509

CHANGE IN CASH AND CASH EQUIVALENTS	(166,592)	95,630
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	269,043	120,782

CASH AND CASH EQUIVALENTS, END OF PERIOD	$102,451	$216,412

Supplemental Information:
Interest paid during the period	$32,997	$29,549
Taxes, including excise tax, paid during the period	$10,329	$7,768
Dividends declared during the period	$94,488	$81,974

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

As of March 31, 2013 (unaudited)

(in thousands, except per share data, percentages and as otherwise indicated;
for example, with the words "million," "billion" or otherwise)

1.     ORGANIZATION

              Ares Capital Corporation (the "Company" or "ARCC") is a specialty finance company that is a closed-end, non-diversified management investment company incorporated in Maryland. The Company has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the "Investment Company Act"). The Company has elected to be treated as a regulated investment company, or a "RIC", under the Internal Revenue Code of 1986, as amended (the "Code") and operates in a manner so as to qualify for the tax treatment applicable to RICs.

              The Company's investment objective is to generate both current income and capital appreciation through debt and equity investments. The Company invests primarily in first lien senior secured loans (including "unitranche" loans, which are loans that combine both senior and mezzanine debt, generally in a first lien position), second lien senior secured loans and mezzanine debt, which in some cases includes an equity component. To a lesser extent, the Company also makes equity investments.

              The Company is externally managed by Ares Capital Management LLC ("Ares Capital Management" or the Company's "investment adviser"), a wholly owned subsidiary of Ares Management LLC ("Ares Management"), a global alternative asset manager and a Securities and Exchange Commission ("SEC") registered investment adviser. Ares Operations LLC ("Ares Operations" or the Company's "administrator"), a wholly owned subsidiary of Ares Management, provides the administrative services necessary for the Company to operate.

              Interim financial statements are prepared in accordance with United States generally accepted accounting principles ("GAAP") for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Articles 6 or 10 of Regulation S-X. In the opinion of management, all adjustments, consisting solely of normal recurring accruals considered necessary for the fair presentation of financial statements for the interim period presented, have been included. The current period's results of operations will not necessarily be indicative of results that ultimately may be achieved for the fiscal year ending December 31, 2013.

2.     SIGNIFICANT ACCOUNTING POLICIES

    Basis of Presentation

              The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with GAAP, and include the accounts of the Company and its consolidated subsidiaries. The consolidated financial statements reflect all adjustments and reclassifications that, in the opinion of management, are necessary for the fair presentation of the results of the operations and financial condition as of and for the periods presented. All significant intercompany balances and transactions have been eliminated.

    Cash and Cash Equivalents

              Cash and cash equivalents include funds from time to time deposited with financial institutions and short-term, liquid investments in a money market fund. Cash and cash equivalents are carried at cost which approximates fair value.

    Concentration of Credit Risk

              The Company places its cash and cash equivalents with financial institutions and, at times, cash held in money market accounts may exceed the Federal Deposit Insurance Corporation insured limit.

    Investments

              Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. Unrealized gains or losses primarily reflect the change in investment values, including the reversal of previously recorded unrealized gains or losses when gains or losses are realized.

              Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, the Company looks at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available (i.e., substantially all of the Company's investments) are valued at fair value as determined in good faith by the Company's board of directors, based on, among other things, the input of the Company's investment adviser, audit committee and independent third-party valuation firms that have been engaged at the direction of the Company's board of directors to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing 12 month period (with certain de minimis exceptions) and under a valuation policy and a consistently applied valuation process. The valuation process is conducted at the end of each fiscal quarter, and a minimum of 50% of the Company's portfolio at fair value is subject to review by an independent valuation firm each quarter. In addition, the Company's independent registered public accounting firm reviews the Company's valuation process as part of their overall integrated audit.

              As part of the valuation process, the Company may take into account the following types of factors, if relevant, in determining the fair value of the Company's investments: the enterprise value of a portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to any similar publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Company considers the pricing indicated by the external event to corroborate its valuation.

              Because there is not a readily available market value for most of the investments in its portfolio, the Company values substantially all of its portfolio investments at fair value as determined in good faith by its board of directors, as described herein. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company's investments may fluctuate from period to period. Additionally, the fair value of the Company's investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, the Company could realize significantly less than the value at which the Company has recorded it.

              In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

              The Company's board of directors undertakes a multi-step valuation process each quarter, as described below:

  •
  The Company's quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment in conjunction with the Company's portfolio management team.

  •
  Preliminary valuations are reviewed and discussed with the Company's investment adviser's management and investment professionals, and then valuation recommendations are presented to the Company's board of directors.

  •
  The audit committee of the Company's board of directors reviews these valuations, as well as the input of third parties, including independent third-party valuation firms, with respect to the valuations of a minimum of 50% of the Company's portfolio at fair value.

  •
  The Company's board of directors discusses valuations and ultimately determines the fair value of each investment in the Company's portfolio without a readily available market quotation in good faith based on, among other things, the input of the Company's investment adviser, audit committee and, where applicable, independent third-party valuation firms.

              See Note 7 for more information on the Company's valuation process.

    Interest and Dividend Income Recognition

              Interest income is recorded on an accrual basis and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

              Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current. The Company may make exceptions to this if the loan has sufficient collateral value and is in the process of collection.

              Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies.

    Payment-in-Kind Interest

              The Company has loans in its portfolio that contain payment-in-kind ("PIK") provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain the Company's status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends, even though the Company has not yet collected the cash.

    Capital Structuring Service Fees and Other Income

              The Company's investment adviser seeks to provide assistance to its portfolio companies and in return the Company may receive fees for capital structuring services. These fees are generally only available to the Company as a result of the Company's underlying investments, are normally paid at the closing of the investments, are generally non-recurring and are recognized as revenue when earned upon closing of the investment. The services that the Company's investment adviser provides vary by investment, but generally include reviewing existing credit facilities, arranging bank financing, arranging equity financing, structuring financing from multiple lenders, structuring financing from multiple equity investors, restructuring existing loans, raising equity and debt capital, and providing general financial advice, which concludes upon closing of the investment. Any services of the above nature subsequent to the closing would generally generate a separate fee payable to the Company. In certain instances where the Company is invited to participate as a co-lender in a transaction and does not provide significant services in connection with the investment, a portion of loan fees paid to the Company in such situations will be deferred and amortized over the estimated life of the loan. The Company's investment adviser may also take a seat on the board of directors of a portfolio company, or observe the meetings of the board of directors without taking a formal seat.

              Other income includes fees for management and consulting services, loan guarantees, commitments, amendments and other services rendered by the Company to portfolio companies. Such fees are recognized as income when earned or the services are rendered.

    Foreign Currency Translation

              The Company's books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

    (1)
    Fair value of investment securities, other assets and liabilities—at the exchange rates prevailing at the end of the period.

    (2)
    Purchases and sales of investment securities, income and expenses—at the exchange rates prevailing on the respective dates of such transactions, income or expenses.

              Results of operations based on changes in foreign exchange rates are separately disclosed in the statement of operations, if any. Foreign security and currency translations may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, currency fluctuations and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.

    Equity Offering Expenses

              The Company's offering costs, excluding underwriters' fees, are charged against the proceeds from equity offerings when received.

    Debt Issuance Costs

              Debt issuance costs are amortized over the life of the related debt instrument using the straight line method, which closely approximates the effective yield method.

    U.S. Federal Income Taxes

              The Company has elected to be treated as a RIC under the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, the Company must, among other things, timely distribute to its stockholders at least 90% of its investment company taxable income, as defined by the Code, for each year. The Company, among other things, has made and intends to continue to make the requisite distributions to its stockholders, which will generally relieve the Company from U.S. federal income taxes.

              Depending on the level of taxable income earned in a tax year, the Company may choose to carry forward taxable income in excess of current year dividend distributions from such income into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions, the Company accrues excise tax, if any, on estimated excess taxable income as such taxable income is earned.

              Certain of the Company's consolidated subsidiaries are also subject to U.S. federal and state income taxes.

    Dividends to Common Stockholders

              Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by the Company's board of directors each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are generally distributed, although the Company may decide to retain such capital gains for investment.

              The Company has adopted a dividend reinvestment plan that provides for reinvestment of any distributions the Company declares in cash on behalf of its stockholders, unless a stockholder elects to receive cash. As a result, if the Company's board of directors authorizes, and the Company declares, a cash dividend, then the Company's stockholders who have not "opted out" of the Company's dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of the Company's common stock, rather than receiving the cash dividend. The Company intends to use primarily newly issued shares to implement the dividend reinvestment plan (so long as the Company is trading at a premium to net asset value). If the Company's shares are trading at a significant enough discount to net asset value and the Company is otherwise permitted under applicable law to purchase such shares, the Company intends to purchase shares in the open market in connection with the Company's obligations under the dividend reinvestment plan. However, the Company reserves the right to issue new shares of the Company's common stock in connection with the Company's obligations under the dividend reinvestment plan even if the Company's shares are trading below net asset value.

    Use of Estimates in the Preparation of Financial Statements

              The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of actual and contingent assets and liabilities at the date of the financial statements and the reported amounts of income or loss and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include the valuation of investments.

3.     AGREEMENTS

    Investment Advisory and Management Agreement

              The Company is party to an investment advisory and management agreement (the "investment advisory and management agreement") with Ares Capital Management. Subject to the overall supervision of the Company's board of directors, Ares Capital Management provides investment advisory and management services to the Company. For providing these services, Ares Capital Management receives a fee from the Company consisting of two components—a base management fee and an incentive fee.

              The base management fee is calculated at an annual rate of 1.5% based on the average value of the Company's total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) at the end of the two most recently completed calendar quarters. The base management fee is payable quarterly in arrears.

              The incentive fee has two parts. The first part is calculated and payable quarterly in arrears based on the Company's pre-incentive fee net investment income for the quarter. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the administration agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities, accrued income that the Company has not yet received in cash. The Company's investment adviser is not under any obligation to reimburse the Company for any part of the incentive fees it received that was based on accrued interest that the Company never actually received.

              Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses, unrealized capital appreciation, unrealized capital depreciation or income tax expense related to realized gains. Because of the structure of the incentive fee, it is possible that the Company may pay an incentive fee in a quarter where the Company incurs a loss. For example, if the Company receives pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, the Company will pay the applicable incentive fee even if the Company has incurred a loss in that quarter due to realized and/or unrealized capital losses.

              Pre-incentive fee net investment income, expressed as a rate of return on the value of the Company's net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed "hurdle rate" of 1.75% per quarter. If market credit spreads rise, the Company may be able to invest its funds in debt instruments that provide for a higher return, which may increase the Company's pre-incentive fee net investment income and make it easier for the Company's investment adviser to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income. To the extent the Company has retained pre-incentive fee net investment income that has been used to calculate this part of the incentive fee, it is also included in the amount of the Company's total assets (other than cash and cash equivalents but including assets purchased with borrowed funds) used to calculate the 1.5% base management fee.

              The Company pays its investment adviser an incentive fee with respect to the Company's pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which the Company's pre-incentive fee net investment income does not exceed the hurdle rate;

  •
  100% of the Company's pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter. The Company refers to this portion of its pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.1875%) as the "catch-up" provision. The "catch-up" is meant to provide the Company's investment adviser with 20% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeded 2.1875% in any calendar quarter; and

  •
  20% of the amount of the Company's pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter.

              These calculations are adjusted for any share issuances or repurchases during the quarter.

              The second part of the incentive fee (the "Capital Gains Fee"), is determined and payable in arrears as of the end of each calendar year (or, upon termination of the investment advisory and management agreement, as of the termination date) and is calculated at the end of each applicable year by subtracting (a) the sum of the Company's cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (b) the Company's cumulative aggregate realized capital gains, in each case calculated from October 8, 2004 (the date the Company completed its initial public offering). Realized capital gains and losses include gains and losses on investments and foreign currencies, as well as gains and losses on extinguishment of debt and other assets. If such amount is positive at the end of such year, then the Capital Gains Fee for such year is equal to 20% of such amount, less the aggregate amount of Capital Gains Fees paid in all prior years. If such amount is negative, then there is no Capital Gains Fee for such year.

              The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in the Company's portfolio when sold and (b) the accreted or amortized cost basis of such investment.

              The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in the Company's portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.

              The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in the Company's portfolio as of the applicable Capital Gains Fee calculation date and (b) the accreted or amortized cost basis of such investment.

              Notwithstanding the foregoing, as a result of an amendment to the capital gains portion of the incentive fee under the investment advisory and management agreement that was adopted on June 6, 2011, if the Company is required by GAAP to record an investment at its fair value as of the time of acquisition instead of at the actual amount paid for such investment by the Company (including, for example, as a result of the application of the acquisition method of accounting), then solely for the purposes of calculating the Capital Gains Fee, the "accreted or amortized cost basis" of an investment shall be an amount (the "Contractual Cost Basis") equal to (1) (x) the actual amount paid by the Company for such investment plus (y) any amounts recorded in the Company's financial statements as required by GAAP that are attributable to the accretion of such investment plus (z) any other adjustments made to the cost basis included in the Company's financial statements, including PIK interest or additional amounts funded (net of repayments) minus (2) any amounts recorded in the Company's financial statements as required by GAAP that are attributable to the amortization of such investment, whether such calculated Contractual Cost Basis is higher or lower than the fair value of such investment (as determined in accordance with GAAP) at the time of acquisition.

              The Company defers cash payment of any incentive fee otherwise earned by the Company's investment adviser if during the most recent four full calendar quarter period ending on or prior to the date such payment is to be made the sum of (a) the aggregate distributions to the Company's stockholders and (b) the change in net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) is less than 7.0% of the Company's net assets (defined as total assets less indebtedness) at the beginning of such period. Any deferred incentive fees are carried over for payment in subsequent calculation periods to the extent such payment is payable under the investment advisory and management agreement.

              The Capital Gains Fee payable to the Company's investment adviser as calculated under the investment advisory and management agreement (as described above) for the three months ended March 31, 2013 was $0. However, in accordance with GAAP, the Company had an accrued capital gains incentive fee of $65,546 as of March 31, 2013 that is not currently due under the investment advisory and management agreement. GAAP requires that the capital gains incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the investment advisory and management agreement. This GAAP accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the Capital Gains Fee plus the aggregate cumulative unrealized capital appreciation. If such amount is positive at the end of a period, then GAAP requires the Company to record a capital gains fee equal to 20% of such cumulative amount, less the aggregate amount of actual Capital Gains Fees paid or capital gains incentive fees accrued under GAAP in all prior periods. As of March 31, 2013, the Company has paid Capital Gains Fees since inception totaling $15,986, of which $11,523 was paid in the first quarter of 2013. The resulting accrual for any capital gains incentive fee under GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reversal of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual. There can be no assurance that such unrealized capital appreciation will be realized in the future.

              For the three months ended March 31, 2013, base management fees were $23,218, incentive fees related to pre-incentive fee net investment income were $23,836, and the reduction of incentive fees related to capital gains calculated in accordance with GAAP was $(3,751).

              As of March 31, 2013, $112,600 was included in "management and incentive fees payable" in the accompanying consolidated balance sheet, of which $47,054 is currently payable to the Company's investment adviser under the investment advisory and management agreement.

              For the three months ended March 31, 2012, base management fees were $19,986, incentive fees related to pre-incentive fee net investment income were $20,685 and incentive fees related to capital gains accrued in accordance with GAAP were $5,701.

    Administration Agreement

              The Company is party to an administration agreement, referred to herein as the "administration agreement", with its administrator, Ares Operations. Pursuant to the administration agreement, Ares Operations furnishes the Company with office equipment and clerical, bookkeeping and record keeping services at the Company's office facilities. Under the administration agreement, Ares Operations also performs, or oversees the performance of, the Company's required administrative services, which include, among other things, providing assistance in accounting, legal, compliance, operations, technology, and investor relations, being responsible for the financial records that the Company is required to maintain and preparing reports to its stockholders and reports filed with the SEC. In addition, Ares Operations assists the Company in determining and publishing its net asset value, assists the Company in providing managerial assistance to its portfolio companies, oversees the preparation and filing of the Company's tax returns and the printing and dissemination of reports to its stockholders, and generally oversees the payment of its expenses and the performance of administrative and professional services rendered to the Company by others. Payments under the Company's administration agreement are equal to an amount based upon its allocable portion of Ares Operations' overhead and other expenses (including travel expenses) incurred by Ares Operations in performing its obligations under the administration agreement, including the Company's allocable portion of the compensation of certain of its officers (including the Company's chief compliance officer, chief financial officer, general counsel, treasurer and assistant treasurer) and their respective staffs. The administration agreement may be terminated by either party without penalty upon 60 days' written notice to the other party.

              For the three months ended March 31, 2013 and 2012, the Company incurred $2,592 and $2,320, respectively, in administrative fees. As of March 31, 2013, $2,592 of these fees were unpaid and included in "accounts payable and other liabilities" in the accompanying consolidated balance sheet.

4.     INVESTMENTS

              As of March 31, 2013 and December 31, 2012, investments consisted of the following:

	March 31, 2013		December 31, 2012
	Amortized Cost(1)	Fair Value	Amortized Cost(1)	Fair Value
Senior term debt	$3,673,069	$3,635,398	$3,587,770	$3,555,144
Subordinated Certificates of the SSLP(2)	1,244,833	1,269,667	1,237,887	1,263,644
Senior subordinated debt	364,584	302,781	321,331	259,820
Preferred equity securities	240,416	259,420	238,837	250,118
Other equity securities	429,689	550,279	430,380	584,005
Commercial real estate	7,197	12,914	7,246	11,824

Total	$5,959,788	$6,030,459	$5,823,451	$5,924,555

(1)
The amortized cost represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

(2)
The proceeds from these certificates were applied to co-investments with GE Global Sponsor Finance LLC and General Electric Capital Corporation to fund first lien senior secured loans to 37 and 36 different borrowers as of March 31, 2013 and December 31, 2012, respectively.

              The industrial and geographic compositions of our portfolio at fair value at March 31, 2013 and December 31, 2012 were as follows:

	As of
	March 31, 2013	December 31, 2012
Industry
Investment Funds and Vehicles(1)	21.5%	21.7%
Healthcare Services	13.6	12.9
Education	7.9	7.8
Restaurants and Food Services	7.2	7.1
Consumer Products	6.9	6.6
Financial Services	6.7	7.3
Business Services	6.3	6.4
Other Services	5.9	6.7
Containers and Packaging	5.1	5.1
Energy	4.0	3.7
Automotive Services	3.5	3.4
Manufacturing	2.3	2.4
Aerospace and Defense	2.1	2.0
Telecommunications	1.3	1.6
Retail	0.9	1.0
Other	4.8	4.3

Total	100.0%	100.0%

(1)
Includes the Company's investment in the SSLP, which had made first lien senior secured loans to 37 and 36 different borrowers as of March 31, 2013 and December 31, 2012, respectively. The portfolio companies in the SSLP are in industries similar to the companies in the Company's portfolio.

	As of
	March 31, 2013	December 31, 2012
Geographic Region
West	47.6%	49.1%
Midwest	19.6	19.2
Southeast	14.9	14.7
Mid Atlantic	13.3	12.8
Northeast	2.6	2.3
International	2.0	1.9

Total	100.0%	100.0%

              As of March 31, 2013, 2.3% of total investments at amortized cost (or 0.6% of total investments at fair value) were on non-accrual status. As of December 31, 2012, 2.3% of total investments at amortized cost (or 0.6% of total investments at fair value) were on non-accrual status.

    Senior Secured Loan Program

              The Company co-invests in first lien senior secured loans of middle market companies with GE Global Sponsor Finance LLC and General Electric Capital Corporation (together, "GE") through an unconsolidated Delaware limited liability company, the Senior Secured Loan Fund LLC (d/b/a the "Senior Secured Loan Program") or the "SSLP". The SSLP is capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of the Company and GE (with approval from a representative of each required). The Company provides capital to the SSLP in the form of subordinated certificates (the "SSLP Certificates").

              As of March 31, 2013 and December 31, 2012, the SSLP had available capital of $9.0 billion of which approximately $6.2 billion and $6.3 billion in aggregate principal amount was funded at March 31, 2013 and December 31, 2012, respectively. As of March 31, 2013 and December 31, 2012, the Company had agreed to make available to the SSLP approximately $1.8 billion of which approximately $1.3 billion and $1.2 billion was funded, respectively. Investment of any unfunded amount must still be approved by the investment committee of the SSLP described above.

              As of March 31, 2013 and December 31, 2012, the SSLP had total assets of $6.2 billion and $6.3 billion, respectively. As of March 31, 2013 and December 31, 2012, GE's investment in the SSLP consisted of senior notes of $4.7 billion and $4.8 billion, respectively, and SSLP Certificates of $179 million and $178 million, respectively. The SSLP Certificates are junior in right of payment to the senior notes held by GE. As of March 31, 2013 and December 31, 2012, the Company and GE owned 87.5% and 12.5%, respectively, of the outstanding SSLP Certificates. The SSLP's portfolio consisted of first lien senior secured loans to 37 and 36 different borrowers as of March 31, 2013 and December 31, 2012, respectively. As of March 31, 2013 and December 31, 2012, the portfolio was comprised of all first lien senior secured loans to U.S. middle-market companies and none of these loans was on non-accrual status. As of March 31, 2013 and December 31, 2012, the largest loan to a single borrower in the SSLP's portfolio in aggregate principal amount was $327.9 million and $330.0 million, respectively, and the five largest loans to borrowers in the SSLP each totaled $1.4 billion. The portfolio companies in the SSLP are in industries similar to the companies in the Company's portfolio.

              The amortized cost and fair value of the SSLP Certificates held by the Company was $1.2 billion and $1.3 billion, respectively, as of March 31, 2013 and December 31, 2012. The SSLP Certificates pay a weighted average coupon of approximately LIBOR plus 8.0% and also entitle the holders thereof to receive a portion of the excess cash flow from the loan portfolio, which may result in a return to the holders of the SSLP Certificates that is greater than the contractual coupon. The Company's yield on its investment in the SSLP at fair value was 15.2% and 15.4% as of March 31, 2013 and December 31, 2012, respectively. For the three months ended March 31, 2013 and 2012, the Company earned interest income of $48.6 million and $43.3 million, respectively, from its investment in the SSLP Certificates. The Company is also entitled to certain fees in connection with the SSLP.

              Effective March 30, 2012, Ares Capital Management assumed from the Company the role of co-manager of the SSLP. However, this change did not impact the Company's economics in respect of its participation in the SSLP and Ares Capital Management does not receive any remuneration in respect of its co-manager role.

5.     DEBT

              In accordance with the Investment Company Act, with certain limited exceptions, the Company is only allowed to borrow amounts such that its asset coverage, as calculated in accordance with the Investment Company Act, is at least 200% after such borrowing. As of March 31, 2013 the Company's asset coverage was 283%.

              The Company's outstanding debt as of March 31, 2013 and December 31, 2012 were as follows:

	As of
	March 31, 2013					December 31, 2012
	Total Aggregate Principal Amount Available/ Outstanding(1)		Principal Amount Outstanding	Carrying Value		Total Aggregate Principal Amount Available/ Outstanding(1)		Principal Amount Outstanding	Carrying Value
Revolving Credit Facility	$900,000	(2)	$—	$—		$900,000	(2)	$—	$—
Revolving Funding Facility	620,000	(3)	280,000	280,000		620,000	(3)	300,000	300,000
SMBC Funding Facility	400,000		—	—		400,000		—	—
February 2016 Convertible Notes	575,000		575,000	550,450	(4)	575,000		575,000	548,521	(4)
June 2016 Convertible Notes	230,000		230,000	219,499	(4)	230,000		230,000	218,761	(4)
2017 Convertible Notes	162,500		162,500	158,534	(4)	162,500		162,500	158,312	(4)
2018 Convertible Notes	270,000		270,000	263,139	(4)	270,000		270,000	262,829	(4)
February 2022 Notes	143,750		143,750	143,750		143,750		143,750	143,750
October 2022 Notes	182,500		182,500	182,500		182,500		182,500	182,500
2040 Notes	200,000		200,000	200,000		200,000		200,000	200,000
2047 Notes	230,000		230,000	181,255	(5)	230,000		230,000	181,199	(5)

	$3,913,750		$2,273,750	$2,179,127		$3,913,750		$2,293,750	$2,195,872

(1)
Subject to borrowing base and leverage restrictions. Represents the total aggregate amount committed or outstanding, as applicable, under such instrument.

(2)
Provides for a feature that allows the Company, under certain circumstances, to increase the size of the Revolving Credit Facility to a maximum of $1,350,000 as of March 31, 2013. See Note 15 for subsequent events relating to the Revolving Credit Facility.

(3)
Provides for a feature that allows the Company and Ares Capital CP, under certain circumstances, to increase the size of the Revolving Funding Facility to a maximum of $865,000.

(4)
Represents the aggregate principal amount outstanding of the Convertible Unsecured Notes (as defined below) less the unaccreted discount initially recorded upon issuance of the Convertible Unsecured Notes. The total unaccreted discount for the February 2016 Convertible Notes, the June 2016 Convertible Notes, the 2017 Convertible Notes and the 2018 Convertible Notes was $24,550, $10,501, $3,966 and $6,861, respectively, as of March 31, 2013. The total unaccreted discount for the February 2016 Convertible Notes, the June 2016 Convertible Notes, the 2017 Convertible Notes and the 2018 Convertible Notes was $26,479, $11,239, $4,188 and $7,171, respectively, as of December 31, 2012.

(5)
Represents the aggregate principal amount outstanding less the unaccreted purchased discount initially recorded as a part of the Allied Acquisition (as defined below). The total unaccreted purchased discount on the 2047 Notes was $48,745 and $48,801 as of March 31, 2013 and December 31, 2012, respectively.

              The weighted average stated interest rate and weighted average maturity, both on aggregate principal amount, of all the Company's outstanding debt as of March 31, 2013 were 5.5% and 9.6 years, respectively, and as of December 31, 2012 were 5.5% and 9.8 years, respectively.

    Revolving Credit Facility

              In December 2005, the Company entered into a senior secured revolving credit facility (as amended and restated, the "Revolving Credit Facility"), which allows the Company to borrow up to $900,000 as of March 31, 2013 at any one time outstanding. As of March 31, 2013, the end of the revolving period and the stated maturity date for the Revolving Credit Facility were May 4, 2015 and

May 4, 2016, respectively. The Revolving Credit Facility also includes a feature that as of March 31, 2013 allows, under certain circumstances, for an increase in the size of the facility to a maximum of $1,350,000. See Note 15 for subsequent events relating to the Revolving Credit Facility. The Revolving Credit Facility generally requires payments of interest at the end of each LIBOR interest period, but no less frequently than quarterly, on LIBOR based loans, and monthly payments of interest on other loans. From the end of the revolving period to the stated maturity date, the Company is required to repay outstanding principal amounts under the Revolving Credit Facility on a monthly basis in an amount equal to 1/12th of the outstanding principal amount at the end of the revolving period.

              Under the Revolving Credit Facility, the Company is required to comply with various covenants, reporting requirements and other customary requirements for similar revolving credit facilities, including, without limitation, covenants related to: (a) limitations on the incurrence of additional indebtedness and liens, (b) limitations on certain investments, (c) limitations on certain restricted payments, (d) maintaining a certain minimum stockholders' equity, (e) maintaining a ratio of total assets (less total liabilities other than indebtedness) to total indebtedness of the Company and its consolidated subsidiaries of not less than 2.0:1.0, (f) limitations on pledging certain unencumbered assets, and (g) limitations on the creation or existence of agreements that prohibit liens on certain properties of the Company and certain of its subsidiaries. These covenants are subject to important limitations and exceptions that are described in the documents governing the Revolving Credit Facility. Borrowings under the Revolving Credit Facility (and the incurrence of certain other permitted debt) are also subject to compliance with a borrowing base that applies different advance rates to different types of assets in the Company's portfolio that are pledged as collateral. As of March 31, 2013, the Company was in compliance in all material respects with the terms of the Revolving Credit Facility.

              As of March 31, 2013 and December 31, 2012, there were no amounts outstanding under the Revolving Credit Facility. The Revolving Credit Facility also provides for a sub-limit for the issuance of letters of credit for up to an aggregate amount of $125,000. As of March 31, 2013 and December 31, 2012, the Company had $45,223 and $43,667, respectively, in standby letters of credit issued through the Revolving Credit Facility. The amount available for borrowing under the Revolving Credit Facility is reduced by any standby letters of credit issued. As of March 31, 2013, there was $854,777 available for borrowing (net of standby letters of credit issued) under the Revolving Credit Facility.

              After May 4, 2012 and as of March 31, 2013, subject to certain exceptions, the interest rate charged on the Revolving Credit Facility is based on LIBOR plus an applicable spread of 2.25% or a "base rate" (as defined in the agreements governing the Revolving Credit Facility) plus an applicable spread of 1.25%. See Note 15 for subsequent events relating to the Revolving Credit Facility. Prior to and including May 4, 2012, the interest rate charged on the Revolving Credit Facility was based on LIBOR plus an applicable spread of between 2.50% and 4.00% or on a "base rate" plus an applicable spread of between 1.50% and 3.00%, in each case, based on a pricing grid depending upon the Company's credit ratings. As of March 31, 2013, the one, two, three and six month LIBOR was 0.20%, 0.24%, 0.28% and 0.44%, respectively. As of December 31, 2012, the one, two, three and six month LIBOR was 0.21%, 0.25%, 0.31% and 0.51%, respectively. In addition to the stated interest expense on the Revolving Credit Facility, after May 4, 2012, the Company is required to pay a commitment fee of 0.375% per annum on any unused portion of the Revolving Credit Facility and a letter of credit fee of 2.50% per annum on letters of credit issued, both of which are payable quarterly. Prior to and including May 4, 2012, the commitment fee was 0.50%, and the letter of credit fee was 3.25%.

              The Revolving Credit Facility is secured by certain assets in the Company's portfolio and excludes investments held by Ares Capital CP under the Revolving Funding Facility and those held by ACJB under the SMBC Funding Facility, each as discussed below, and certain other investments.

              The components of interest and credit facility fees expense, cash paid for interest expense, average interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the Revolving Credit Facility were as follows:

	For the three months ended March 31,
	2013	2012
Stated interest expense	$—	$908
Facility fees	1,090	1,232
Amortization of debt issuance costs	805	1,560

Total interest and credit facility fees expense	$1,895	$3,700

Cash paid for interest expense	$—	$1,503
Average stated interest rate	—%	3.51%
Average outstanding balance	$—	$103,516

    Revolving Funding Facility

              In October 2004, the Company established through its consolidated subsidiary, Ares Capital CP Funding LLC ("Ares Capital CP"), a revolving funding facility (as amended, the "Revolving Funding Facility"), which allows Ares Capital CP to borrow up to $620,000 at any one time outstanding. The Revolving Funding Facility is secured by all of the assets held by, and the membership interest in, Ares Capital CP. The end of the reinvestment period and the stated maturity date for the Revolving Funding Facility are April 18, 2015 and April 18, 2017, respectively. The Revolving Funding Facility also includes a feature that allows, under certain circumstances for an increase in the Revolving Funding Facility to a maximum of $865,000.

              Amounts available to borrow under the Revolving Funding Facility are subject to a borrowing base that applies different advance rates to different types of assets held by Ares Capital CP. Ares Capital CP is also subject to limitations with respect to the loans securing the Revolving Funding Facility, including restrictions on sector concentrations, loan size, payment frequency and status, collateral interests, loans with fixed rates and loans with certain investment ratings, as well as restrictions on portfolio company leverage, which may also affect the borrowing base and therefore amounts available to borrow. The Company and Ares Capital CP are also required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. These covenants are subject to important limitations and exceptions that are described in the agreements governing the Revolving Funding Facility. As of March 31, 2013, the Company and Ares Capital CP were in compliance in all material respects with the terms of the Revolving Funding Facility.

              As of March 31, 2013 and December 31, 2012, there was $280,000 and $300,000 outstanding, respectively, under the Revolving Funding Facility. After a January 25, 2013 amendment to the Revolving Funding Facility, the interest charged on the Revolving Funding Facility is based on applicable spreads ranging from 2.25% to 2.50% over LIBOR and ranging from 1.25% to 1.50% over "base rate" (as defined in the agreements governing the Revolving Funding Facility) in each case, determined monthly based on the composition of the borrowing base relative to outstanding borrowings under the Revolving Funding Facility. From January 18, 2012 through January 25, 2013, the interest rate charged on the Revolving Funding Facility was based on LIBOR plus an applicable spread of 2.50% or on a "base rate" plus an applicable spread of 1.50%. Prior to January 18, 2012, the interest rate charged on the Revolving Funding Facility was based on LIBOR plus an applicable spread of between 2.25% and 3.75% or on a "base rate" plus an applicable spread of between 1.25% to 2.75%, in each case, based on a pricing grid depending upon the Company's credit ratings. As of March 31, 2013 and December 31, 2012, the interest rate in effect was based on one month LIBOR, which was 0.20% and 0.21%, respectively. Ares Capital CP is also required to pay a commitment fee of between 0.50% and 1.75% depending on the size of the unused portion of the Revolving Funding Facility.

              The components of interest and credit facility fees expense, cash paid for interest expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the Revolving Funding Facility were as follows:

	For the three months ended March 31,
	2013	2012
Stated interest expense	$474	$3,175
Facility fees	1,607	66
Amortization of debt issuance costs	503	374

Total interest and credit facility fees expense	$2,584	$3,615

Cash paid for interest expense	$2,146	$3,451
Average stated interest rate	2.51%	2.84%
Average outstanding balance	$75,467	$447,154

    SMBC Funding Facility

              In January 2012, the Company established through its consolidated subsidiary, Ares Capital JB Funding LLC ("ACJB"), a revolving funding facility (as amended, the "SMBC Funding Facility") with ACJB, as the borrower, Sumitomo Mitsui Banking Corporation ("SMBC"), as the administrative agent, collateral agent, and lender, which allows ACJB to borrow up to $400,000 at any one time outstanding. The SMBC Funding Facility is secured by all of the assets held by ACJB. The end of the reinvestment period and the stated maturity date for the SMBC Funding Facility are September 14, 2015 and September 14, 2020, respectively. The reinvestment period and the stated maturity date are both subject to two one-year extensions by mutual agreement.

              Amounts available to borrow under the SMBC Funding Facility are subject to a borrowing base that applies an advance rate to assets held by ACJB. The Company and ACJB are also required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. These covenants are subject to important limitations and exceptions that are described in the documents governing the SMBC Funding Facility. As of March 31, 2013, the Company and ACJB were in compliance in all material respects with the terms of the SMBC Funding Facility.

              As of March 31, 2013 and December 31, 2012, there were no amounts outstanding under the SMBC Funding Facility. Subject to certain exceptions, the interest rate charged on the SMBC Funding Facility is based on one month LIBOR plus an applicable spread of 2.125% or a "base rate" (as defined in the agreements governing the SMBC Funding Facility) plus an applicable spread of 1.125%. As of March 31, 2013 and December 31, 2012, one month LIBOR was 0.20% and 0.21%, respectively. ACJB is not required to pay a commitment fee until September 15, 2013, at which time ACJB will be required to pay a commitment fee of 0.50% depending on the size of the unused portion of the SMBC Funding Facility.

              The components of interest and credit facility fees expense, cash paid for interest expense, average interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the SMBC Funding Facility were as follows:

	For the three months ended March 31,
	2013	2012
Stated interest expense	$—	$77
Amortization of debt issuance costs	235	113

Total interest and credit facility fees expense	$235	$190

Cash paid for interest expense	$15	$37
Average stated interest rate	—%	2.41%
Average outstanding balance	$—	$12,829

    Debt Securitization

              In July 2006, through ARCC Commercial Loan Trust 2006, a vehicle serviced by the Company's consolidated subsidiary, ARCC CLO 2006 LLC ("ARCC CLO"), the Company completed a $400,000 debt securitization (the "Debt Securitization") and issued approximately $314,000 aggregate principal amount of asset backed notes to third parties (the "CLO Notes") that were secured by a pool of middle market loans that were purchased or originated by the Company. In June 2012, the Company repaid in full the $60,049 aggregate principal amount outstanding of the CLO Notes and terminated or discharged the agreements governing the Debt Securitization.

              The interest charged under the Debt Securitization was based on three month LIBOR and spreads ranged from 0.25% to 0.70% depending on the class of the note.

              The components of interest and credit facility fees expense, cash paid for interest expense, average interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the Debt Securitization were as follows:

For the three months ended March 31, 2012
Stated interest expense	$202
Amortization of debt issuance costs	89

Total interest and credit facility fees expense	$291

Cash paid for interest expense	$199
Average stated interest rate	1.07%
Average outstanding balance	$75,226

    Unsecured Notes

    Convertible Unsecured Notes

              In January 2011, the Company issued $575,000 aggregate principal amount of unsecured convertible senior notes that mature on February 1, 2016 (the "February 2016 Convertible Notes"), unless previously converted or repurchased in accordance with their terms. In March 2011, the Company issued $230,000 aggregate principal amount of unsecured convertible senior notes that mature on June 1, 2016 (the "June 2016 Convertible Notes"), unless previously converted or repurchased in accordance with their terms. In March 2012, the Company issued $162,500 aggregate principal amount of unsecured convertible senior notes that mature on March 15, 2017 (the "2017 Convertible Notes"), unless previously converted or repurchased in accordance with their terms. In the fourth quarter of 2012, the Company issued $270,000 aggregate principal amount of unsecured convertible senior notes that mature on January 15, 2018 (the "2018 Convertible Notes" and together with the 2017 Convertible Notes, February 2016 Convertible Notes and the June 2016 Convertible Notes, the "Convertible Unsecured Notes"), unless previously converted or repurchased in accordance with their terms. The Company does not have the right to redeem the Convertible Unsecured Notes prior to maturity. The February 2016 Convertible Notes, the June 2016 Convertible Notes, the 2017 Convertible Notes and the 2018 Convertible Notes bear interest at a rate of 5.750%, 5.125%, 4.875% and 4.750%, respectively, per year, payable semi-annually.

              In certain circumstances, the Convertible Unsecured Notes will be convertible into cash, shares of the Company's common stock or a combination of cash and shares of its common stock, at the Company's election, at their respective conversion rates (listed below as of March 31, 2013) subject to customary anti-dilution adjustments and the requirements of their respective indenture (the "Convertible Unsecured Notes Indentures"). Prior to the close of business on the business day immediately preceding their respective conversion date (listed below), holders may convert their Convertible Unsecured Notes only under certain circumstances set forth in the Convertible Unsecured Notes Indentures. On or after their respective conversion dates until the close of business on the scheduled trading day immediately preceding their respective maturity date, holders may convert their Convertible Unsecured Notes at any time. In addition, if the Company engages in certain corporate events as described in their respective Convertible Unsecured Notes Indenture, holders of the Convertible Unsecured Notes may require the Company to repurchase for cash all or part of the Convertible Unsecured Notes at a repurchase price equal to 100% of the principal amount of the Convertible Unsecured Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

              Certain key terms related to the convertible features for each of the Convertible Unsecured Notes are listed below.

	February 2016 Convertible Notes	June 2016 Convertible Notes	2017 Convertible Notes	2018 Convertible Notes
Conversion premium	17.5%	17.5%	17.5%	17.5%
Closing stock price at issuance	$16.28	$16.20	$16.46	$16.91
Closing stock price date	January 19, 2011	March 22, 2011	March 8, 2012	October 3, 2012
Conversion price as of March 31, 2013	$18.86	$18.77	$19.20	$19.81
Conversion rate as of March 31, 2013 (shares per one thousand dollar principal amount)	53.0167	53.2786	52.0894	50.4731
Conversion dates	August 15, 2015	December 15, 2015	September 15, 2016	July 15, 2017

              As of March 31, 2013, the principal amounts of each series of the Convertible Unsecured Notes exceeded the value of the underlying shares multiplied by the per share closing price of the Company's common stock.

              The Convertible Unsecured Notes Indentures contain certain covenants, including covenants requiring the Company to comply with Section 18(a)(1)(A) as modified by Section 61(a)(1) of the Investment Company Act and to provide financial information to the holders of the Convertible Unsecured Notes under certain circumstances. These covenants are subject to important limitations and exceptions that are described in the Convertible Unsecured Notes Indentures. As of March 31, 2013, the Company was in compliance in all material respects with the terms of the Convertible Unsecured Notes Indentures.

              The Convertible Unsecured Notes are accounted for in accordance with Accounting Standards Codification ("ASC") 470-20. Upon conversion of any of the Convertible Unsecured Notes, the Company intends to pay the outstanding principal amount in cash and to the extent that the conversion value exceeds the principal amount, the Company has the option to pay in cash or shares of the Company's common stock (or a combination of cash and shares) in respect of the excess amount, subject to the requirements of the Convertible Unsecured Notes Indentures. The Company has determined that the embedded conversion options in the Convertible Unsecured Notes are not required to be separately accounted for as a derivative under GAAP. In accounting for the Convertible Unsecured Notes, the Company estimated at the time of issuance that the values of the debt and equity components were approximately 93% and 7%, respectively, for each of the February 2016 Convertible Notes and the June 2016 Convertible Notes, approximately 97% and 3%, respectively, for the 2017 Convertible Notes and approximately 98% and 2%, respectively, for the 2018 Convertible Notes. The original issue discount equal to the equity components of the Convertible Unsecured Notes was recorded in "capital in excess of par value" in the accompanying consolidated balance sheet. As a result, the Company records interest expense comprised of both stated interest expense as well as accretion of the original issue discount. Additionally, the issuance costs associated with the Convertible Unsecured Notes were allocated to the debt and equity components in proportion to the allocation of the proceeds and accounted for as debt issuance costs and equity issuance costs, respectively.

              At the time of issuance, the debt issuance costs and equity issuance costs for the February 2016 Convertible Notes were $15,778 and $1,188, respectively, for the June 2016 Convertible Notes were $5,913 and $445, respectively, for the 2017 Convertible Notes were $4,813 and $149, respectively, and for the 2018 Convertible Notes were $5,712 and $116, respectively. At the time of issuance and as of March 31, 2013, the equity component, net of issuance costs as recorded in the "capital in excess of par value" in the accompanying consolidated balance sheet for the February 2016 Convertible Notes, the June 2016 Convertible Notes, the 2017 Convertible Notes and the 2018 Convertible Notes was $39,062, $15,654, $4,724 and $5,243, respectively.

              As of March 31, 2013, the components of the carrying value of the Convertible Unsecured Notes, the stated interest rate and the effective interest rate were as follows:

	February 2016 Convertible Notes	June 2016 Convertible Notes	2017 Convertible Notes	2018 Convertible Notes
Principal amount of debt	$575,000	$230,000	$162,500	$270,000
Original issue discount, net of accretion	(24,550)	(10,501)	(3,966)	(6,861)

Carrying value of debt	$550,450	$219,499	$158,534	$263,139

Stated interest rate	5.75%	5.125%	4.875%	4.750%
Effective interest rate(1)	7.1%	6.4%	5.4%	5.2%

(1)
The effective interest rate of the debt component of the Convertible Unsecured Notes is equal to the stated interest rate plus the accretion of original issue discount.

              For the three months ended March 31, 2013 and 2012, the components of interest expense and cash paid for interest expense for the Convertible Unsecured Notes were as follows:

	For the three months ended March 31,
	2013	2012
Stated interest expense	$16,399	$11,587
Accretion of original issue discount	3,200	2,519
Amortization of debt issuance costs	1,605	1,172

Total interest expense	$21,204	$15,278

Cash paid for interest expense	$20,492	$16,531

    February 2022 Notes

              In February 2012, the Company issued $143,750 aggregate principal amount of senior unsecured notes that mature on February 15, 2022 (the "February 2022 Notes"). The February 2022 Notes bear interest at a rate of 7.00% per year, payable quarterly and all principal is due upon maturity. The February 2022 Notes may be redeemed in whole or in part at any time or from time to time at the Company's option on or after February 15, 2015, at a par redemption price of $25.00 per security plus accrued and unpaid interest. Total proceeds from the issuance of the February 2022 Notes, net of underwriting discounts and offering costs, were $138,338.

    October 2022 Notes

              In September 2012 and October 2012, the Company issued $182,500 aggregate principal amount of senior unsecured notes that mature on October 1, 2022 (the "October 2022 Notes"). The October 2022 Notes bear interest at a rate of 5.875% per year, payable quarterly and all principal is due upon maturity. The October 2022 Notes may be redeemed in whole or in part at any time or from time to time at the Company's option on or after October 1, 2015, at a par redemption price of $25.00 per security plus accrued and unpaid interest. Total proceeds from the issuance of the October 2022 Notes, net of underwriting discounts and offering costs, were $176,054.

    2040 Notes

              In October 2010, the Company issued $200,000 aggregate principal amount of senior unsecured notes that mature on October 15, 2040 (the "2040 Notes"). The 2040 Notes bear interest at a rate of 7.75% per year, payable quarterly and all principal is due upon maturity. The 2040 Notes may be redeemed in whole or in part at any time or from time to time at the Company's option on or after October 15, 2015, at a par redemption price of $25.00 per security plus accrued and unpaid interest. Total proceeds from the issuance of the 2040 Notes, net of underwriting discounts and offering costs, were $192,664.

    2047 Notes

              As part of the acquisition of Allied Capital Corporation ("Allied Capital") in April 2010 (the "Allied Acquisition"), the Company assumed $230,000 aggregate principal amount of senior unsecured notes due on April 15, 2047 (the "2047 Notes"). The 2047 Notes bear interest at a rate of 6.875%, payable quarterly and all principal is due upon maturity. The 2047 Notes may be redeemed in whole or in part at any time or from time to time at the Company's option, at a par redemption price of $25.00 per security plus accrued and unpaid interest and upon the occurrence of certain tax events as described in the indenture governing the 2047 Notes. As of March 31, 2013 and December 31, 2012 the outstanding principal was $230,000 and the carrying value was $181,255 and $181,199, respectively. The carrying value represents the principal amount of the 2047 Notes less the unaccreted purchased discount initially recorded as a part of the Allied Acquisition.

              The components of interest expense and cash paid for interest expense for the February 2022 Notes, the October 2022 Notes, the 2040 Notes and the 2047 Notes are as follows:

	For the three months ended March 31,
	2013	2012
Stated interest expense	$13,024	$9,505
Accretion of original issue discount	56	51
Amortization of debt issuance costs	349	146

Total interest expense	$13,429	$9,702

Cash paid for interest expense	$10,344	$7,828
              The February 2022 Notes, the October 2022 Notes, the 2040 Notes and the 2047 Notes contain certain covenants, including covenants requiring the Company to comply with Section 18(a)(1)(A) as modified by Section 61(a)(1) of the Investment Company Act and to provide financial information to the holders of such notes under certain circumstances. These covenants are subject to important limitations and exceptions set forth in the indentures governing such notes. As of March 31, 2013, the Company was in compliance in all material respects with the terms of the indentures governing the February 2022 Notes, the October 2022 Notes, the 2040 Notes and the 2047 Notes.

              The Convertible Unsecured Notes and the Unsecured Notes are the Company's senior unsecured obligations and rank senior in right of payment to its existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Unsecured Notes and the Unsecured Notes; equal in right of payment to the Company's existing and future unsecured indebtedness that is not expressly subordinated; effectively junior in right of payment to any of its secured indebtedness (including existing unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company's subsidiaries, financing vehicles or similar facilities.

6.     COMMITMENTS AND CONTINGENCIES

              The Company has various commitments to fund investments in its portfolio as described below.

              As of March 31, 2013 and December 31, 2012, the Company had the following commitments to fund various revolving and delayed draw senior secured and subordinated loans, including commitments to fund which are at (or substantially at) the Company's discretion:

	As of
	March 31, 2013	December 31, 2012
Total revolving and delayed draw commitments	$516,962	$466,630
Less: funded commitments	(98,499)	(107,121)

Total unfunded commitments	418,463	359,509
Less: commitments substantially at discretion of the Company	(28,194)	(6,000)
Less: unavailable commitments due to borrowing base or other covenant restrictions	(2,231)	(571)

Total net adjusted unfunded revolving and delayed draw commitments	$388,038	$352,938

              Included within the total revolving and delayed draw commitments as of March 31, 2013 were commitments to issue up to $63,875 in standby letters of credit through a financial intermediary on behalf of certain portfolio companies. Under these arrangements, if the standby letters of credit were to be issued, the Company would be required to make payments to third parties if the portfolio companies were to default on their related payment obligations. As of March 31, 2013, the Company had $43,058 in standby letters of credit issued and outstanding under these commitments on behalf of the portfolio companies, of which no amounts were recorded as a liability on the Company's balance sheet as such letters of credit are considered in the valuation of the investments in the portfolio company. Of these letters of credit $42,992 expire in 2013 and $66 expire in 2014.

              As of March 31, 2013 and December 31, 2012, the Company was party to subscription agreements to fund equity investments in private equity investment partnerships as follows:

	As of
	March 31, 2013	December 31, 2012
Total private equity commitments	$134,738	$131,042
Less: funded private equity commitments	(71,021)	(66,533)

Total unfunded private equity commitments	63,717	64,509
Less: private equity commitments substantially at discretion of the Company	(48,000)	(53,088)

Total net adjusted unfunded private equity commitments	$15,717	$11,421

              In addition, as of each of March 31, 2013 and December 31, 2012, the Company had outstanding guarantees or similar obligations on behalf of certain portfolio companies totaling $800.

              In the ordinary course of business, the Company may sell certain of its investments to third party purchasers. In particular, in connection with the sale of certain controlled portfolio company equity investments (as well as certain other sales) the Company has, and may continue to do so in the future, agreed to indemnify such purchasers for future liabilities arising from the investments and the related sale transaction. Such indemnification provisions may give rise to future liabilities.

              As of March 31, 2013, one of the Company's portfolio companies, Ciena Capital LLC ("Ciena"), had one non-recourse securitization Small Business Administration ("SBA") loan warehouse facility, which has reached its maturity date but remains outstanding. Ciena is working with the providers of the SBA loan warehouse facility with regard to the repayment of that facility. Allied Capital had previously issued a performance guaranty (which the Company succeeded to as a result of the Allied Acquisition) whereby the Company must indemnify the warehouse providers for any damages, losses, liabilities and related costs and expenses that they may incur as a result of Ciena's failure to perform any of its obligations as loan originator, loan seller or loan servicer under the warehouse facility. As of March 31, 2013, there are no known issues or claims with respect to this performance guaranty.

7.     FAIR VALUE OF FINANCIAL INSTRUMENTS

              The Company follows ASC 825-10, which provides companies the option to report selected financial assets and liabilities at fair value. ASC 825-10 also establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect of the company's choice to use fair value on its earnings. ASC 825-10 also requires entities to display the fair value of the selected assets and liabilities on the face of the balance sheet. The Company has not elected the ASC 825-10 option to report selected financial assets and liabilities at fair value. With the exception of the line items entitled "other assets" and "debt," which are reported at amortized cost, all assets and liabilities approximate fair value on the balance sheet. The carrying value of the line items entitled "interest receivable," "receivable for open trades," "payable for open trades," "accounts payable and accrued expenses," "management and incentive fees payable" and "interest and facility fees payable" approximate fair value due to their short maturity.

              The Company also follows ASC 820-10, which expands the application of fair value accounting. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC 820-10 requires the Company to assume that the portfolio investment is sold in its principal market to market participants or, in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820-10, the Company has considered its principal market as the market in which the Company exits its portfolio investments with the greatest volume and level of activity. ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below:

  •
  Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

  •
  Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

  •
  Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

              In addition to using the above inputs in investment valuations, the Company continues to employ the net asset valuation policy approved by the Company's board of directors that is consistent with ASC 820-10 (see Note 2). Consistent with the Company's valuation policy, it evaluates the source of inputs, including any markets in which the Company's investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. The Company's valuation policy considers the fact that because there is not a readily available market value for most of the investments in the Company's portfolio, the fair value of the investments must typically be determined using unobservable inputs.

              The Company's portfolio investments (other than as discussed below in the following paragraph) are typically valued using two different valuation techniques. The first valuation technique is an analysis of the enterprise value ("EV") of the portfolio company. Enterprise value means the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The primary method for determining EV uses a multiple analysis whereby appropriate multiples are applied to the portfolio company's EBITDA (net income before net interest expense, income tax expense, depreciation and amortization). EBITDA multiples are typically determined based upon review of market comparable transactions and publicly traded comparable companies, if any. The second method for determining EV uses a discounted cash flow analysis whereby future expected cash flows of the portfolio company are discounted to determine a present value using estimated discount rates (typically a weighted average cost of capital based on costs of debt and equity consistent with current market conditions). The EV analysis is performed to determine the value of equity investments, the value of debt investments in portfolio companies where the Company has control or could gain control through an option or warrant security, and to determine if there is credit impairment for debt investments. If debt investments are credit impaired, an EV analysis may be used to value such debt investments; however, in addition to the methods outlined above, other methods such as a liquidation or wind-down analysis may be utilized to estimate enterprise value. The second valuation technique is a yield analysis, which is typically performed for non-credit impaired debt investments in portfolio companies where the Company does not own a controlling equity position. To determine fair value using a yield analysis, a current price is imputed for the investment based upon an assessment of the expected market yield for a similarly structured investment with a similar level of risk. In the yield analysis, the Company considers the current contractual interest rate, the maturity and other terms of the investment relative to risk of the company and the specific investment. A key determinant of risk, among other things, is the leverage through the investment relative to the enterprise value of the portfolio company. As debt investments held by the Company are substantially illiquid with no active transaction market, the Company depends on primary market data, including newly funded transactions, as well as secondary market data with respect to high yield debt instruments and syndicated loans, as inputs in determining the appropriate market yield, as applicable.

              For other portfolio investments such as investments in collateralized loan obligations and the SSLP Certificates, discounted cash flow analysis is the primary technique utilized to determine fair value. Expected future cash flows associated with the investment are discounted to determine a present value using a discount rate that reflects estimated market return requirements.

              The following tables summarize the significant unobservable inputs the Company used to value the majority of its investments categorized within Level 3 as of March 31, 2013 and December 31, 2012. The tables are not intended to be all-inclusive, but instead capture the significant unobservable inputs relevant to the Company's determination of fair values.

 As of March 31, 2013

			Unobservable Input
Asset Category	Fair Value	Valuation Techniques	Unobservable Input	Estimated Range	Weighted Average
Senior term debt	$3,635,398	Yield analysis	Market yield	4.5% - 24.1%	9.7%
Subordinated Certificates of the SSLP	1,269,667	Discounted cash flow analysis	Discount rate	11.0% - 14.0%	13.0%
Senior subordinated debt	302,781	Yield analysis	Market yield	9.0% - 18.6%	14.3%
Preferred equity securities	259,420	EV market multiple analysis	EBITDA multiple	4.5x - 13.0x	8.3x
Other equity securities and other	563,193	EV market multiple analysis	EBITDA multiple	4.5x - 12.8x	7.5x

Total	$6,030,459

As of December 31, 2012

			Unobservable Input
Asset Category	Fair Value	Valuation Techniques	Unobservable Input	Estimated Range	Weighted Average
Senior term debt	$3,555,144	Yield analysis	Market yield	5.3% - 21.9%	9.8%
Subordinated Certificates of the SSLP	1,263,644	Discounted cash flow analysis	Discount rate	11.5% - 14.5%	13.5%
Senior subordinated debt	259,820	Yield analysis	Market yield	10.0% - 18.6%	14.9%
Preferred equity securities	250,118	EV market multiple analysis	EBITDA multiple	4.5x - 10.5x	8.1x
Other equity securities and other	585,931	EV market multiple analysis	EBITDA multiple	4.5x - 12.8x	7.4x

Total	$5,914,657

              Changes in market yields, discount rates or EBITDA multiples, each in isolation, may change the fair value of certain of the Company's investments. Generally, an increase in market yields or discount rates or decrease in EBITDA multiples may result in a decrease in the fair value of certain of the Company's investments.

              Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company's investments may fluctuate from period to period. Additionally, the fair value of the Company's investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, it could realize significantly less than the value at which the Company has recorded it.

              In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

              The following table presents fair value measurements of cash and cash equivalents and investments as of March 31, 2013:

	Fair Value Measurements Using
	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$102,451	$102,451	$—	$—
Investments	$6,030,459	$—	$—	$6,030,459

              The following table presents fair value measurements of cash and cash equivalents and investments as of December 31, 2012:

	Fair Value Measurements Using
	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$269,043	$269,043	$—	$—
Investments	$5,924,555	$9,898	$—	$5,914,657

              The following table presents changes in investments that use Level 3 inputs as of and for the three months ended March 31, 2013:

As of and for the three months ended March 31, 2013
Balance as of December 31, 2012	$5,914,657
Net realized and unrealized losses	(18,851)
Purchases	355,135
Sales	(45,600)
Redemptions	(182,558)
Payment-in-kind interest and dividends	6,110
Accretion of discount on securities	1,566
Net transfers in and/or out of Level 3	—

Balance as of March 31, 2013	$6,030,459

              As of March 31, 2013, the net unrealized appreciation on the investments that use Level 3 inputs was $70,671.

              The following table presents changes in investments that use Level 3 inputs as of and for the three months ended March 31, 2012:

As of and for the three months ended March 31, 2012
Balance as of December 31, 2011	$5,094,506
Net realized and unrealized gains	28,509
Purchases	382,571
Sales	(8,051)
Redemptions	(303,805)
Payment-in-kind interest and dividends	6,847
Accretion of discount on securities	3,954
Net transfers in and/or out of Level 3	—

Balance as of March 31, 2012	$5,204,531

              As of March 31, 2012, the net unrealized depreciation on the investments that use Level 3 inputs was $22,023.

              Transfers between levels, if any, are recognized at the beginning of the quarter in which the transfers occur.

              Following are the carrying and fair values of the Company's debt obligations as of March 31, 2013 and December 31, 2012. Fair value is estimated by discounting remaining payments using applicable current market rates, which take into account changes in the Company's marketplace credit ratings, or market quotes, if available.

	As of
	March 31, 2013			December 31, 2012
	Carrying value(1)		Fair value	Carrying value(1)		Fair value
Revolving Credit Facility	$—		$—	$—		$—
Revolving Funding Facility	280,000		280,000	300,000		303,209
SMBC Funding Facility	—		—	—		—
February 2016 Convertible Notes (principal amount outstanding of $575,000)	550,450	(2)	624,599	548,521	(2)	617,550
June 2016 Convertible Notes (principal amount outstanding of $230,000)	219,499	(2)	246,813	218,761	(2)	243,797
2017 Convertible Notes (principal amount outstanding of $162,500)	158,534	(2)	171,867	158,312	(2)	168,495
2018 Convertible Notes (principal amount outstanding of $270,000)	263,139	(2)	281,116	262,829	(2)	272,813
February 2022 Notes (principal amount outstanding of outstanding of $143,750)	143,750		152,987	143,750		151,549
October 2022 Notes (principal amount outstanding of outstanding of $182,500)	182,500		183,031	182,500		179,361
2040 Notes (principal amount outstanding of $200,000)	200,000		208,968	200,000		208,968
2047 Notes (principal amount outstanding of $230,000)	181,255	(3)	228,594	181,199	(3)	225,558

	$2,179,127	(4)	$2,377,975	$2,195,872	(4)	$2,371,300

(1)
Except for the Convertible Unsecured Notes and the 2047 Notes, all carrying values are the same as the principal amounts outstanding.

(2)
Represents the aggregate principal amount outstanding of the Convertible Unsecured Notes less the unaccreted discount initially recorded upon issuance of each respective series of the Convertible Unsecured Notes.

(3)
Represents the aggregate principal amount outstanding of the 2047 Notes less the unaccreted purchased discount.

(4)
Total principal amount of debt outstanding totaled $2,273,750 and $2,293,750 as of March 31, 2013 and December 31, 2012, respectively.

              The following table presents fair value measurements of the Company's debt obligations as of March 31, 2013 and December 31, 2012:

	As of
Fair Value Measurements Using	March 31, 2013	December 31, 2012
Level 1	$773,580	$765,436
Level 2	1,604,395	1,605,864

Total	$2,377,975	$2,371,300

8.     STOCKHOLDERS' EQUITY

              There were no sales of the Company's equity securities for the three months ended March 31, 2013. See Note 15 for subsequent events relating to an equity offering completed subsequent to March 31, 2013.

              The following table summarizes the total shares issued and proceeds received in public offerings of the Company's common stock net of underwriting discounts and offering costs for the three months ended March 31, 2012:

	Shares issued	Offering price per share		Proceeds net of underwriting and offering costs
January 2012 public offering	16,422	$15.41	(1)	$252,415

Total for the three months ended March 31, 2012	16,422	$15.41		$252,415

(1)
The shares were sold to the underwriters for a price of $15.41 per share, which the underwriters were then permitted to sell at variable prices to the public.

              The Company used the net proceeds from the above public equity offering to repay outstanding indebtedness and for general corporate purposes, which included funding investments in accordance with its investment objective.

9     EARNINGS PER SHARE

              The following information sets forth the computations of basic and diluted net increase in stockholders' equity resulting from operations per share for the three months ended March 31, 2013 and 2012:

	For the three months ended March 31,
	2013	2012
Net increase in stockholders' equity resulting from operations available to common stockholders:	$80,342	$105,547
Weighted average shares of common stock outstanding—basic and diluted	248,658	217,044
Basic and diluted net increase in stockholders' equity resulting from operations per share:	$0.32	$0.49

              For the purpose of calculating diluted earnings per share, the average closing price of the Company's common stock for the three months ended March 31, 2013 and 2012, and for the period from the time of issuance of the 2017 Convertible Notes through March 31, 2012 was each less than the conversion price in effect for such period for each applicable series of the Convertible Unsecured Notes and therefore, the underlying shares for the intrinsic value of the embedded options in the Convertible Unsecured Notes had no impact on this calculation.

10.     DIVIDENDS AND DISTRIBUTIONS

              The following table summarizes the Company's dividends declared during the three months ended March 31, 2013 and 2012:

Date Declared	Record Date	Payment Date	Per Share Amount	Total Amount
February 27, 2013	March 15, 2013	March 29, 2013	$0.38	$94,488

Total declared for the three months ended March 31, 2013			$0.38	$94,488

February 28, 2012	March 15, 2012	March 30, 2012	$0.37	$81,974

Total declared for the three months ended March 31, 2012			$0.37	$81,974

              The Company has a dividend reinvestment plan that was amended effective March 28, 2012, whereby the Company may buy shares of its common stock in the open market or issue new shares in order to satisfy dividend reinvestment requests. Prior to the amendment, if the Company issued new shares to implement the dividend reinvestment plan, the issue price was equal to the closing price of its common stock on the dividend record date. As a result of the amendment, when the Company issues new shares in connection with the dividend reinvestment plan, the issue price is equal to the closing price of its common stock on the dividend payment date. Dividend reinvestment plan activity for the three months ended March 31, 2013 and 2012, was as follows:

	For the three months ended March 31,
	2013	2012
Shares issued	243	323
Average price per share	$18.10	$16.35

11.   RELATED PARTY TRANSACTIONS

              In accordance with the investment advisory and management agreement, the Company bears all costs and expenses of the operation of the Company and reimburses its investment adviser for certain of such costs and expenses incurred in the operation of the Company. For the three months ended March 31, 2013 and 2012, the investment adviser incurred such expenses totaling $1,215 and $909, respectively. As of March 31, 2013, $1,159 was unpaid and such payable is included in "accounts payable and accrued expenses" in the accompanying consolidated balance sheet.

              The Company has entered into separate subleases with Ares Management and Ivy Hill Asset Management, L.P. ("IHAM"), a wholly owned portfolio company of the Company, pursuant to which Ares Management and IHAM sublease approximately 15% and 20%, respectively, of the Company's New York office space for a fixed rent equal to 15% and 20%, respectively, of the base annual rent payable by the Company under the Company's lease for this space, plus certain additional costs and expenses. For the three months ended March 31, 2013 and 2012, such amounts payable to the Company totaled $418 and $368, respectively.

              In April 2012, the Company entered into an office sublease with Ares Commercial Real Estate Management LLC ("ACREM"), a wholly owned subsidiary of Ares Management and manager of Ares Commercial Real Estate Corporation, pursuant to which the Company is subleasing approximately 12% of ACREM's Chicago office space for a fixed rent equal to 12% of the basic annual rent payable by ACREM under its office lease, plus certain additional costs and expenses. For the three months ended March 31, 2013, such amounts incurred under this sublease by the Company to ACREM totaled $13.

              As of March 31, 2013, Ares Investments Holdings LLC, an affiliate of Ares Management, owned approximately 2.9 million shares of the Company's common stock representing approximately 1.1% of the total shares outstanding as of March 31, 2013.

              See Notes 3 and 12 for descriptions of other related party transactions.

12.   IVY HILL ASSET MANAGEMENT, L.P.

              The Company has made investments in its portfolio company, IHAM, which became a SEC registered investment adviser, effective March 30, 2012, as well as in certain vehicles managed by IHAM. As of March 31, 2013, IHAM managed 13 vehicles and served as the sub-manager/sub-servicer for three other vehicles (these vehicles managed or sub-managed/sub-serviced by IHAM are collectively, the "IHAM Vehicles").

              As of March 31, 2013, the Company's total investment in IHAM at fair value was $267,839, including unrealized appreciation of $96,878. As of December 31, 2012, the Company's total investment in IHAM at fair value was $294,258 including unrealized appreciation of $123,297. For the three months ended March 31, 2013 and 2012, the Company received distributions consisting entirely of dividend income from IHAM of $27,363 and $4,762, respectively. The dividend income for the three months ended March 31, 2013 included an additional dividend of $17,363 that was paid in addition to the quarterly dividend generally paid by IHAM. IHAM paid the additional dividend out of accumulated earnings that had previously been retained by IHAM.

              From time to time, IHAM or certain IHAM Vehicles may purchase investments from the Company or sell investments to it. For any such purchases or sales by the IHAM Vehicles from or to the Company, the IHAM Vehicles must obtain approval from third parties unaffiliated with the Company or IHAM, as applicable. During the three months ended March 31, 2013, the Company purchased $91,527 of investments from certain of the IHAM Vehicles. During the three months ended March 31, 2012, IHAM or certain of the IHAM Vehicles purchased investments from the Company for total consideration of $6,162.

              IHAM is party to an administration agreement, referred to herein as the "IHAM administration agreement," with Ares Operations. Pursuant to the IHAM administration agreement, Ares Operations provides IHAM with, among other things, office facilities, equipment, clerical, bookkeeping and record keeping services, services relating to the marketing and sale of interests in vehicles managed by IHAM, services of, and oversight of, custodians, depositories, accountants, attorneys, underwriters and such other persons in any other capacity deemed to be necessary. Under the IHAM administration agreement, IHAM reimburses Ares Operations for all of the actual costs associated with such services, including Ares Operations' allocable portion of overhead and the cost of its officers, employees and respective staff in performing its obligations under the IHAM administration agreement.

13.    FINANCIAL HIGHLIGHTS

              The following is a schedule of financial highlights as of and for the three months ended March 31, 2013 and 2012:

	For the three months ended
Per Share Data:	March 31, 2013	March 31, 2012
Net asset value, beginning of period(1)	$16.04	$15.34
Issuance of common stock	—	—
Issuance of the Convertible Unsecured Notes	—	0.02
Effect of antidilution	—	—
Net investment income for period(2)	0.40	0.35
Net realized and unrealized gains (losses) for period(2)	(0.08)	0.13

Net increase in stockholders' equity	0.32	0.50
Total distributions to stockholders	(0.38)	(0.37)

Net asset value at end of period(1)	$15.98	$15.47

Per share market value at end of period	$18.10	$16.35
Total return based on market value(3)	5.60%	8.22%
Total return based on net asset value(4)	2.00%	3.17%
Shares outstanding at end of period	248,896	221,875
Ratio/Supplemental Data:
Net assets at end of period	$3,978,597	$3,433,261
Ratio of operating expenses to average net assets(5)(6)	9.33%	10.51%
Ratio of net investment income to average net assets(5)(7)	10.03%	9.21%
Portfolio turnover rate(5)	15%	25%

(1)
The net assets used equals the total stockholders' equity on the consolidated balance sheets.

(2)
Weighted average basic per share data.

(3)
For the three months ended March 31, 2013, the total return based on market value equaled the increase of the ending market value at March 31, 2013 of $18.10 per share from the ending market value at December 31, 2012 of $17.50 per share plus the declared dividends of $0.38 per share for the three months ended March 31, 2013, divided by the market value at December 31, 2012. For the three months ended March 31, 2012, the total return based on market value equaled the increase of the ending market value at March 31, 2012 of $16.35 per share from the ending market value at December 31, 2011 of $15.45 per share, plus the declared dividends of $0.37 per share for the three months ended March 31, 2012, divided by the market value at December 31, 2011. Total return based on market value is not annualized. The Company's shares fluctuate in value. The Company's performance changes over time and currently may be different than that shown. Past performance is no guarantee of future results.

(4)
For the three months ended March 31, 2013, the total return based on net asset value equaled the change in net asset value during the period plus the declared dividends of $0.38 per share for the three months ended March 31, 2013, divided by the beginning net asset value at January 1, 2013. For the three months ended March 31, 2012, the total return based on net asset value equaled the change in net asset value during the period plus the declared dividends of $0.37 per share for the three months ended March 31, 2012 divided by the beginning net asset value. These calculations are adjusted for shares issued in connection with the dividend reinvestment plan and the issuance of common stock in connection with any equity offerings. Total return based on net asset value is not annualized. The Company's performance changes over time and currently may be different than that shown. Past performance is no guarantee of future results.

(5)
The ratios reflect an annualized amount.

(6)
For the three months ended March 31, 2013, the ratio of operating expenses to average net assets consisted of 2.35% of base management fees, 2.03% of incentive fees, 3.99% of the cost of borrowing and 0.96% of other operating expenses. For the three months ended March 31, 2012, the ratio of operating expenses to average net assets consisted of 2.39% of base management fees, 3.15% of incentive fees, 3.92% of the cost of borrowing and other operating expenses of 1.05%. These ratios reflect annualized amounts.

(7)
The ratio of net investment income to average net assets excludes income taxes related to realized gains.

14.    LITIGATION

              The Company is party to certain lawsuits in the normal course of business. In addition, Allied Capital was involved in various legal proceedings that the Company assumed in connection with the Allied Acquisition. Furthermore, third parties may try to seek to impose liability on the Company in connection with the activities of its portfolio companies. While the outcome of any such legal proceedings cannot at this time be predicted with certainty, the Company does not expect that these legal proceedings will materially affect its business, financial condition or results of operations.

15.    SUBSEQUENT EVENTS

              The Company's management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure in this Form 10-Q or would be required to be recognized in the Consolidated Financial Statements as of and for the three months ended March 31, 2013, except as disclosed below.

              In April 2013, the Company completed a public add-on equity offering (the "April 2013 Offering") pursuant to which the Company sold 19,148 shares of common stock at a price of $17.43 per share to the participating underwriters. Total proceeds from the April 2013 Offering, net of estimated offering expenses payable by the Company, were approximately $333.2 million.

              In May 2013, the Company entered into an amendment to the Revolving Credit Facility. The amendment, among other things, (1) extended the end of the revolving period from May 4, 2015 to May 4, 2017, (2) extended the stated maturity date from May 4, 2016 to May 4, 2018, (3) reduced the interest rate charged from LIBOR plus an applicable spread of 2.25% or a "base rate" (as defined in the agreements governing the Revolving Credit Facility) plus an applicable spread of 1.25% to LIBOR plus an applicable spread of 2.00% or a "base rate" plus an applicable spread of 1.00% and (4) increased total commitments to $930,000 as well as provided for a feature that allows the Company, under certain circumstances, to increase the size of the Revolving Credit Facility to a maximum of $1,400,000.

11,000,000 Shares

Common Stock

PROSPECTUS SUPPLEMENT

Morgan Stanley
BofA Merrill Lynch
Wells Fargo Securities

September 26, 2013